UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22487

DBX ETF Trust

(Exact name of registrant as specified in charter)

875 Third Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 454-4500

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

May 31, 2023

Annual Report

DBX ETF Trust

Xtrackers International Real Estate ETF (HAUZ)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear shareholder,

We are pleased to provide this annual report on our Xtrackers International Real Estate ETF for the period ended May 31, 2023.

The global economy witnessed a period of volatility due to heightened inflation, growing interest rates, and sluggish industrial activity amid geopolitical tension between Russia and Ukraine. Rising inflation in both developed and emerging economies affected the cost of living as disposable incomes were eroded, resulting in aggressive interest rate hikes by the major central banks. The U.S. Federal Reserve (Fed) has raised rates eight consecutive times from June 2022 until its recent meeting in May 2023 — from 1% to 5.25%. The European Central Bank (ECB) has followed suit and raised Eurozone interest rates from 0% to 3.75%. Meanwhile, in Q2 2023, financial distress due to regional banking turmoil created new headwinds for the U.S. economy and increased the risk of recession later this year.

The Russia-Ukraine war and China’s Zero COVID policy added to supply headwinds, causing a slowdown in Europe. The energy crisis was aggravated by the closure of Nord Stream 1, the main pipeline supplying Russian gas to Europe. However, Eurozone inflation declined to a one-year low in March 2023 as CPI1 came in at 6.1%, significantly lower than the multi-decade high of 10.7% reached in October 2022. In the U.S., GDP2 grew at a weaker rate in 2022 than in 2021 but saw green shoots emerge in the second half 2022, followed by a slowdown in the first quarter of 2023. Inflation peaked in June 2022 and then continued on its downward trajectory. The labor market remained moderately resilient as the unemployment rate stayed stable during the period amid slowing wage growth. Meanwhile, in the U.K., markets remained volatile amid political and economic uncertainty as the austerity plan released in September 2022 by then Prime Minister Liz Truss received a negative welcome from markets, sending the pound sterling to an all-time low against the U.S. dollar. Markets cheered Rishi Sunak’s appointment as the country’s new prime minister while many of the policies announced by the former government were reversed.

The Bank of Japan remained accommodative and widened the band within which it had been maintaining 10-year bond yields. Japanese equity markets rose sharply in the first half of 2023, backed by strong GDP numbers, while CPI accelerated 4.1% year on year in April 2023, the biggest rise since 1981, increasing investor optimism that Japan is moving away from the deflationary stagnation of the past.

Notably, high borrowing costs and global monetary tightening made the global real estate markets non-compelling to investors. In the U.S., remote work and rising interest rates weighed on the commercial real estate sector. Office property values dropped 25% from 2022 levels, and average occupancy declined to less than half since March 2020. Within commodities, energy prices softened in the first half of 2023, and industrial metals saw price declines due to weakening demand from top consumer China, while precious metals such as gold and silver recorded robust price gains

We believe central banks across the world will likely remain cautious in their approach to monetary policy and watch for positive signs in the economy before taking any interest rate action. Recent banking system stress and debt ceiling-related concerns are also likely to weigh on the U.S. Federal Reserve’s (Fed’s) decisions in the coming months. Unlike the Fed, the ECB has clearly maintained its stance on monetary action and is willing to hike rates further until inflation is within its comfort range. The entire world, in our view, will be keenly watching how China recovers from its COVID-19-induced restrictions to induce an uptick in industrial activity and income recovery while boosting private sector investment.

Our team appreciates your trust and looks forward to serving your investment needs through innovative index-driven strategies.

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

1 The Consumer Price Index (CPI) is a price index, the price of a weighted average market basket of consumer goods and services purchased by households.

2 Gross domestic product (GDP) is the monetary value of all finished goods and services produced within a country’s borders within a specific time period.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

1

This Page is Intentionally Left Blank

2

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers International Real Estate ETF

Xtrackers International Real Estate ETF (HAUZ), seeks investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (the HAUZ Index). The HAUZ index is a free-float capitalization weighted index that provides exposure to publicly traded real estate securities in countries outside the United States, Pakistan, and Vietnam. For the 12-month period ended May 31, 2023, HAUZ shares returned -16.79%, compared to the HAUZ Index return of -16.97%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Real Estate Management & Development, Retail REITs and Office REITs. The Financial Services and Electric Utilities sectors were the positive contributors to performance. From a geographical perspective, most countries contributed negatively with Hong Kong, Germany and Japan being the most significant detractors. However, Mexico, India and Brazil contributed positively to the performance.

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 4-5 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

3

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers International Real Estate ETF (HAUZ)

The Xtrackers International Real Estate ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (the “Underlying Index”). The Underlying Index is a free-float capitalization weighted index that provides exposure to publicly traded real estate securities in countries outside the United States, excluding Pakistan and Vietnam. The MSCI ACWI ex USA Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States). It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index[2]	MSCI ACWI ex USA Index
One Year	-16.79%	-16.48%	-16.97%	-1.41%
Five Year	-4.16%	-4.02%	-4.14%	2.22%
Since Inception[1]	1.32%	1.35%	1.64%	3.41%

Cumulative Total Returns

	Net Asset Value	Market Value	iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index[2]	MSCI ACWI ex USA Index
One Year	-16.79%	-16.48%	-16.97%	-1.41%
Five Year	-19.14%	-18.56%	-19.04%	11.62%
Since Inception[1]	13.49%	13.80%	17.01%	38.24%

1 Total returns are calculated based on the commencement of operations, October 1, 2013 (“Inception”).

2 On February 22, 2019, the Fund changed its Underlying Index from MSCI Asia Pacific ex Japan US Dollar Hedged Index to the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index. Returns reflect performance for the MSCI Asia Pacific ex Japan US Dollar Hedged Index through February 21, 2019.

Prior to February 22, 2019, the Fund was known as Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF (DBAP) and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022, was 0.12%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

4

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers International Real Estate ETF (HAUZ) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, October 1, 2013.

Sector Diversification* as of May 31, 2023

Real Estate Operations/Development	34.3%
Diversified	15.3%
Real Estate Management/Services	12.0%
Warehouse/Industry	10.0%
Shopping Centers	8.3%
Office Property	5.3%
Apartments	4.0%
Other	10.8%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2023 (18.0% of Net Assets)

Description	% of Net Assets
Goodman Group (Australia)	2.6%
Sun Hung Kai Properties Ltd. (Hong Kong)	2.3%
Mitsui Fudosan Co. Ltd. (Japan)	2.2%
Mitsubishi Estate Co. Ltd. (Japan)	1.8%
Link (Hong Kong)	1.8%
Vonovia SE (Germany)	1.6%
Segro PLC (United Kingdom)	1.5%
CK Asset Holdings Ltd. (Hong Kong)	1.4%
Sumitomo Realty & Development Co. Ltd. (Japan)	1.4%
KE Holdings, Inc. (China)	1.4%

Country Diversification* as of May 31, 2023

Japan	21.1%
Hong Kong	14.1%
Australia	10.5%
United Kingdom	7.3%
Singapore	7.3%
Canada	6.4%
Sweden	3.3%
Thailand	2.7%
France	2.5%
Germany	2.5%
China	2.3%
Philippines	2.3%
Switzerland	2.1%
Other	15.6%

Total	100.0%

* As a percent of total investments excluding exchange-traded funds, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 7.

5

DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other Fund expenses. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers International Real Estate ETF
Actual	$1,000.00	$951.10	0.10%	$0.49
Hypothetical (5% return before expenses)	$1,000.00	$1,024.43	0.10%	$0.50

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

6

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF

May 31, 2023

	Number of Shares	Value
COMMON STOCKS — 99.2%
Australia — 10.5%
Abacus Property Group REIT	292,013	$485,669
Arena REIT	231,956	558,411
Aspen Group Ltd./Australia REIT	4,023	4,921
BWP Trust REIT	332,887	803,546
Cedar Woods Properties Ltd.	27,149	84,509
Centuria Industrial REIT	353,755	721,138
Centuria Office REIT	322,954	299,915
Charter Hall Group REIT	320,087	2,320,017
Charter Hall Long Wale REIT	429,557	1,198,128
Charter Hall Retail REIT	347,603	836,819
Charter Hall Social Infrastructure REIT	222,282	421,480
Cromwell Property Group REIT	1,043,774	364,758
Dexus REIT	719,381	3,822,145
Dexus Convenience Retail REIT REIT	91,974	148,802
Dexus Industria REIT	153,053	281,297
GDI Property Group Partnership REIT	342,387	156,211
Goodman Group REIT	1,148,538	14,590,518
GPT Group REIT	1,086,476	2,946,044
Growthpoint Properties Australia Ltd. REIT	190,136	375,292
Healthco REIT	92,478	82,290
HMC Capital Ltd. REIT	139,338	396,759
HomeCo Daily Needs REIT	1,160,622	897,561
Hotel Property Investments Ltd. REIT	138,538	307,516
Ingenia Communities Group REIT	250,036	679,605
Lifestyle Communities Ltd. (a)	64,785	629,304
Mirvac Group REIT	2,671,157	3,975,871
National Storage REIT	742,195	1,210,385
Newmark Property REIT	34,610	30,461
Peet Ltd.	250,990	192,477
REA Group Ltd. (a)	34,143	3,038,814
Region RE Ltd. REIT	752,730	1,222,695
Rural Funds Group REIT	261,709	304,857
Scentre Group REIT	3,492,120	6,124,399
Stockland REIT	1,606,498	4,428,889
US Masters Residential Property Fund REIT *	499,199	92,071
Vicinity Ltd. REIT	3,071,770	3,687,548
Waypoint REIT Ltd. REIT	445,858	770,394

(Cost $65,469,266)		58,491,516

Austria — 0.2%
CA Immobilien Anlagen AG	29,015	790,336
IMMOFINANZ AG *	21,627	356,915
S IMMO AG	5,982	72,065
UBM Development AG	2,426	70,607

(Cost $1,536,219)		1,289,923

Belgium — 1.9%
Aedifica SA REIT (a)	27,086	1,811,994
Ascencio REIT	3,637	189,218
Atenor	2,425	62,047
Care Property Invest NV REIT	24,615	330,650
Cofinimmo SA REIT (a)	22,007	1,703,317
Home Invest Belgium SA REIT (a)	6,221	118,053
Immobel SA (a)	2,473	104,272

	Number of Shares	Value
Belgium (Continued)
Intervest Offices & Warehouses NV REIT (a)	18,245	$301,491
Montea NV REIT	10,612	858,691
Nextensa SA REIT (a)	1,708	79,391
Retail Estates NV REIT	7,371	503,712
VGP NV (a)	8,842	871,476
Warehouses De Pauw CVA REIT	109,181	3,054,281
Wereldhave Belgium Comm VA REIT	2,011	103,337
Xior Student Housing NV REIT (a)	17,149	510,998

(Cost $14,725,084)		10,602,928

Brazil — 0.6%
Aliansce Sonae Shopping Centers SA	327,572	1,385,909
Cyrela Brazil Realty SA Empreendimentos e Participacoes	203,518	742,247
Ez Tec Empreendimentos e Participacoes SA	98,523	339,124
Multiplan Empreendimentos Imobiliarios SA	204,811	1,060,863

(Cost $3,603,678)		3,528,143

Canada — 6.4%
Allied Properties Real Estate Investment Trust REIT	86,521	1,414,328
Altus Group Ltd.	30,983	1,006,782
American Hotel Income Properties REIT LP (a)	55,208	99,507
Artis Real Estate Investment Trust REIT	51,993	265,836
Boardwalk Real Estate Investment Trust REIT	22,210	987,547
Canadian Apartment Properties REIT (a)	114,323	4,125,317
Chartwell Retirement Residences	159,116	1,054,686
Choice Properties Real Estate Investment Trust REIT (a)	170,092	1,696,791
Colliers International Group, Inc.	24,690	2,296,626
Crombie Real Estate Investment Trust REIT (a)	71,966	757,091
CT Real Estate Investment Trust REIT (a)	50,041	552,943
Dream Industrial Real Estate Investment Trust REIT	173,342	1,764,918
Dream Office Real Estate Investment Trust REIT (a)	17,431	186,582
DREAM Unlimited Corp., Class A (a)	18,078	276,097
First Capital Real Estate Investment Trust REIT	130,087	1,426,909
FirstService Corp.	24,910	3,613,810
Granite Real Estate Investment Trust REIT	42,771	2,506,539
H&R Real Estate Investment Trust REIT	176,439	1,314,888
InterRent Real Estate Investment Trust REIT	93,843	906,466
Killam Apartment Real Estate Investment Trust REIT	77,943	1,003,460
Mainstreet Equity Corp. *	1,042	103,510
Minto Apartment Real Estate Investment Trust REIT, 144A (a)	27,738	299,561
Morguard Corp.	3,133	235,096

See Notes to Financial Statements.	7

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2023

	Number of Shares	Value
Canada (Continued)
Morguard North American Residential Real Estate Investment Trust REIT	21,329	$257,963
Nexus Industrial REIT REIT	28,815	178,279
NorthWest Healthcare Properties Real Estate Investment Trust REIT (a)	145,114	798,538
Primaris Real Estate Investment Trust REIT (a)	48,430	448,564
RioCan Real Estate Investment Trust REIT (a)	200,962	2,959,802
SmartCentres Real Estate Investment Trust REIT (a)	88,907	1,657,400
Tricon Residential, Inc.	181,921	1,460,133
True North Commercial Real Estate Investment Trust REIT (a)	56,497	107,233

(Cost $41,535,152)		35,763,202

Chile — 0.2%
Cencosud Shopping SA	322,468	500,988
Parque Arauco SA	443,024	620,272
Plaza SA	187,760	236,362

(Cost $1,461,610)		1,357,622

China — 2.3%
A-Living Smart City Services Co. Ltd., 144A (a)	537,757	335,229
China Resources Mixc Lifestyle Services Ltd., 144A	422,407	1,923,650
China Vanke Co. Ltd., Class H	1,179,657	1,558,158
Greattown Holdings Ltd., Class B *	97,300	21,211
Guangzhou R&F Properties Co. Ltd., Class H *	1,039,761	155,401
KE Holdings, Inc., Class A *	1,616,905	7,621,601
Poly Property Services Co. Ltd., Class H	97,098	460,171
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	193,100	184,217
Shanghai Lingang Holdings Corp. Ltd., Class B	95,706	72,737
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	721,340	430,640
Shanghai Shibei Hi-Tech Co. Ltd., Class B	295,800	63,005
Shanxi Guoxin Energy Corp. Ltd., Class B	68,300	23,359
Shenzhen Properties & Resources Development Group Ltd., Class B	15,300	9,127
Sino-Ocean Group Holding Ltd. *(a)	2,005,458	121,687

(Cost $20,236,640)		12,980,193

Denmark — 0.0%
Jeudan A/S (a)
(Cost $252,976)	6,516	234,140

Egypt — 0.1%
Arab Developers Holding *	280,455	5,818
Egyptians Housing Development & Reconstruction *	2,227,878	20,548
El Kahera Housing *	428,198	14,342
Emaar Misr for Development SAE *	176,430	16,958

	Number of Shares	Value
Egypt (Continued)
Heliopolis Housing	287,265	$93,896
Medinet Nasr Housing	889,644	100,481
Palm Hills Developments SAE *	743,811	48,071
Pioneers Properties *	108,580	7,555
Six of October Development & Investment *	55,509	32,335
Talaat Moustafa Group	628,120	192,095
Zahraa El Maadi Investment & Development Co. Sae	101,058	19,819

(Cost $678,998)		551,918

Finland — 0.3%
Citycon OYJ *	52,371	336,113
Kojamo OYJ	130,878	1,308,783

(Cost $2,795,294)		1,644,896

France — 2.5%
Altarea SCA REIT *(a)	3,145	395,640
ARGAN SA REIT	6,613	493,509
Carmila SA REIT *	37,770	561,317
Covivio SA REIT	31,218	1,522,297
Gecina SA REIT	31,661	3,231,927
ICADE REIT	21,495	853,385
Klepierre SA REIT	127,609	2,881,412
Mercialys SA REIT (a)	62,134	497,139
Nexity SA (a)	25,625	523,975
Unibail-Rodamco-Westfield REIT *(a)	66,892	3,052,221

(Cost $18,775,389)		14,012,822

Germany — 2.5%
Deutsche EuroShop AG	8,073	173,854
Deutsche Wohnen SE	34,430	683,096
DIC Asset AG	25,104	142,114
Hamborner REIT AG REIT	47,728	337,862
Instone Real Estate Group SE, 144A	28,684	154,123
LEG Immobilien SE *	49,739	2,572,328
PATRIZIA SE	25,523	225,027
TAG Immobilien AG *	122,119	975,132
Vonovia SE	472,381	8,641,871

(Cost $31,817,948)		13,905,407

Greece — 0.1%
LAMDA Development SA *
(Cost $386,035)	54,162	368,395

Hong Kong — 14.0%
C C Land Holdings Ltd.	602,137	123,070
C&D International Investment Group Ltd. *	510,805	1,284,149
Champion REIT (a)	1,600,313	580,575
China Jinmao Holdings Group Ltd.	4,233,688	605,720
China Overseas Grand Oceans Group Ltd. (a)	1,169,109	524,201
China Overseas Land & Investment Ltd.	2,510,017	5,091,696
China Overseas Property Holdings Ltd.	820,833	752,861
China Resources Land Ltd.	1,924,850	7,204,433
Chinese Estates Holdings Ltd. *	302,442	92,723
CK Asset Holdings Ltd.	1,438,609	7,755,156

See Notes to Financial Statements.	8

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2023

	Number of Shares	Value
Hong Kong (Continued)
Emperor International Holdings Ltd.	127,696	$8,809
ESR Group Ltd., 144A	1,879,038	2,774,781
Far East Consortium International Ltd.	707,798	179,023
Fortune Real Estate Investment Trust REIT	939,963	678,414
GR Properties Ltd. *	470,000	55,836
Hang Lung Group Ltd.	556,662	829,135
Hang Lung Properties Ltd.	1,204,908	1,908,582
Henderson Land Development Co. Ltd.	880,673	2,795,609
HKR International Ltd.	441,839	124,172
Hong Kong Ferry Holdings Co. Ltd.	139,456	127,373
Hongkong Land Holdings Ltd.	714,287	3,064,291
Hysan Development Co. Ltd.	398,035	1,009,801
Joy City Property Ltd. *	2,383,276	82,200
K Wah International Holdings Ltd.	659,583	217,382
Kerry Properties Ltd.	384,237	839,326
Kowloon Development Co. Ltd.	201,098	218,611
Lai Sun Development Co. Ltd. *	78,644	14,266
Langham Hospitality Investments and Langham Hospitality Investments Ltd. (b)	628,986	75,527
Link REIT	1,710,713	9,943,147
LVGEM China Real Estate Investment Co. Ltd. *	670,455	119,047
New World Development Co. Ltd.	930,495	2,222,752
Paliburg Holdings Ltd. *	110,000	22,483
Poly Property Group Co. Ltd.	1,042,469	231,712
Prosperity REIT	786,676	165,812
Shandong Hi-Speed Holdings Group Ltd. *(a)	1,259,026	780,031
Shenzhen Investment Ltd.	1,470,942	259,304
Shin Hwa World Ltd. *	803,373	10,365
Shun Tak Holdings Ltd. *	916,618	138,167
Sino Land Co. Ltd.	2,437,102	3,169,252
Sun Hung Kai Properties Ltd.	1,025,849	13,065,135
Sunlight Real Estate Investment Trust REIT	609,322	215,607
Swire Properties Ltd.	713,230	1,700,108
Touyun Biotech Group Ltd. *	501,628	35,244
Wang On Properties Ltd.	2,949,152	20,344
Wharf Holdings Ltd.	653,642	1,372,705
Wharf Real Estate Investment Co. Ltd.	1,043,610	5,152,560
Yuexiu Property Co. Ltd. (a)	808,933	876,282

(Cost $97,551,118)		78,517,779

India — 1.9%
Brigade Enterprises Ltd.	97,874	665,570
DLF Ltd.	647,087	3,714,427
Godrej Properties Ltd. *	91,554	1,538,554
Indiabulls Real Estate Ltd. *	309,616	251,677
Macrotech Developers Ltd., 144A *	177,370	1,169,397
Oberoi Realty Ltd.	78,473	882,837
Omaxe Ltd. *	35,128	21,400
Phoenix Mills Ltd.	66,520	1,179,611
Prestige Estates Projects Ltd.	112,252	655,682
Privi Speciality Chemicals Ltd.	12,212	164,747
Sobha Ltd.	22,141	139,338

	Number of Shares	Value
India (Continued)
Sunteck Realty Ltd.	39,700	$134,938

(Cost $8,325,284)		10,518,178

Indonesia — 0.3%
PT Alam Sutera Realty Tbk *	7,531,106	86,917
PT Andalan Perkasa Abadi Tbk *	507,804	1,694
PT Bumi Serpong Damai Tbk *	5,455,112	382,113
PT Ciputra Development Tbk	5,752,942	410,650
PT Jaya Real Property Tbk	1,752,867	59,637
PT Kawasan Industri Jababeka Tbk *	10,146,852	87,321
PT Lippo Karawaci Tbk *	22,223,923	137,880
PT Pakuwon Jati Tbk	10,400,593	324,715
PT PP Properti Tbk *	3,602,844	12,018
PT Puradelta Lestari Tbk	5,783,559	64,819
PT Summarecon Agung Tbk	7,197,504	307,298

(Cost $1,883,907)		1,875,062

Israel — 1.8%
Adgar Investment and Development Ltd.	59,230	67,556
AFI Properties Ltd. *	3,849	106,970
Africa Israel Residences Ltd.	4,477	195,624
Airport City Ltd. *	45,023	590,671
Alony Hetz Properties & Investments Ltd.	104,514	811,778
Alrov Properties and Lodgings Ltd. (a)	2,040	95,147
Amot Investments Ltd.	142,920	703,704
Arad Investment & Industrial Development Ltd.	1,777	177,655
Aura Investments Ltd. (a)	86,241	127,227
Azrieli Group Ltd.	24,728	1,298,982
Big Shopping Centers Ltd. *	7,982	671,480
Blue Square Real Estate Ltd.	3,299	186,548
Carasso Real Estate Ltd.	11,703	71,817
Duniec Brothers Ltd. *(a)	2,224	103,729
Electra Real Estate Ltd.	15,693	172,226
G City Ltd.	56,649	171,087
Gav-Yam Lands Corp. Ltd. (a)	18,326	126,591
Israel Canada T.R Ltd. (a)	97,374	183,045
Isras Investment Co. Ltd.	1,051	184,314
Keystone REIT Ltd. REIT	98,875	152,166
Kvutzat Acro Ltd.	22,947	165,823
Lahav L.R. Real Estate Ltd. (a)	40,920	34,588
Megureit Israel Ltd. REIT *(a)	76,752	82,980
Melisron Ltd. (a)	15,296	950,126
Menivim- The New REIT Ltd. REIT (a)	402,217	167,458
Mivne Real Estate KD Ltd.	424,560	1,044,193
Norstar Holdings, Inc. *(a)	26,100	54,619
Prashkovsky Investments and Construction Ltd.	4,939	102,074
Property & Building Corp. Ltd. *(a)	1,781	77,726
Rani Zim Shopping Centers Ltd. *	33,520	19,251
Reit 1 Ltd. REIT	126,578	521,908
REIT Azorim HF Living Ltd. REIT *(a)	30,674	35,142
Sella Capital Real Estate Ltd. REIT	139,303	272,269
Summit Real Estate Holdings Ltd.	26,476	336,005
Villar International Ltd.	2,804	109,008

See Notes to Financial Statements.	9

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2023

	Number of Shares	Value
Israel (Continued)
Vitania Ltd. (a)	17,472	$93,279

(Cost $13,268,533)		10,264,766

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA REIT	38,279	101,207
Risanamento SpA *(a)	390,059	44,162

(Cost $184,816)		145,369

Japan — 21.0%
Activia Properties, Inc. REIT (a)	349	982,940
Advance Logistics Investment Corp. REIT	452	455,187
Advance Residence Investment Corp. REIT	665	1,703,969
Aeon Mall Co. Ltd.	64,800	815,827
AEON REIT Investment Corp. REIT	1,193	1,371,333
Comforia Residential REIT, Inc. REIT	450	1,090,255
CRE Logistics REIT, Inc. REIT	382	523,040
Daito Trust Construction Co. Ltd.	46,100	4,371,936
Daiwa House REIT Investment Corp. REIT	1,422	2,977,025
Daiwa Office Investment Corp. REIT (a)	187	776,295
Daiwa Securities Living Investments Corp. REIT	1,289	1,098,808
ES-Con Japan Ltd. (a)	25,600	142,736
ESCON Japan Reit Investment Corp. REIT	224	185,658
Frontier Real Estate Investment Corp. REIT	347	1,224,428
Fukuoka REIT Corp. REIT	479	559,173
Global One Real Estate Investment Corp. REIT	677	521,384
GLP J REIT	3,157	3,339,689
Goldcrest Co. Ltd.	9,400	114,847
Hankyu Hanshin REIT, Inc. REIT (a)	464	469,928
Health Care & Medical Investment Corp. REIT	237	274,293
Heiwa Real Estate Co. Ltd.	20,100	525,824
Heiwa Real Estate REIT, Inc. REIT (a)	645	700,329
Hoshino Resorts REIT, Inc. REIT	170	833,482
Hulic Co. Ltd. (a)	458,600	3,817,427
Hulic Reit, Inc. REIT	864	981,404
Ichigo Office REIT Investment Corp. REIT	1,005	652,425
Ichigo, Inc.	151,900	266,367
Industrial & Infrastructure Fund Investment Corp. REIT	1,384	1,585,931
Invincible Investment Corp. REIT	4,115	1,746,552
Japan Excellent, Inc. REIT	584	521,238
Japan Hotel REIT Investment Corp. REIT	2,954	1,672,415
Japan Logistics Fund, Inc. REIT	465	1,086,659
Japan Metropolitan Fund Invest REIT	4,664	3,291,489
Japan Prime Realty Investment Corp. REIT	478	1,228,229
Japan Real Estate Investment Corp. REIT	688	2,609,884
Kabuki-Za Co. Ltd.	6,100	207,823
Keihanshin Building Co. Ltd.	29,500	251,050

	Number of Shares	Value
Japan (Continued)
Kenedix Office Investment Corp. REIT	561	$1,268,840
Kenedix Residential Next Investment Corp. REIT	509	778,901
Kenedix Retail REIT Corp. REIT	405	727,588
Ki-Star Real Estate Co. Ltd.	5,300	173,550
LaSalle Logiport REIT	1,188	1,427,658
Leopalace21 Corp. *	158,500	348,277
LIFULL Co. Ltd.	42,400	73,441
Mirai Corp. REIT	1,192	401,841
Mirarth Holdings, Inc.	61,700	184,153
Mitsubishi Estate Co. Ltd.	886,600	10,172,278
Mitsubishi Estate Logistics REIT Investment Corp. REIT	309	960,960
Mitsui Fudosan Co. Ltd.	638,100	12,160,049
Mitsui Fudosan Logistics Park, Inc. REIT	371	1,333,014
Mori Hills REIT Investment Corp. REIT	1,076	1,186,785
Mori Trust Sogo Reit, Inc. REIT	1,705	877,425
Nippon Accommodations Fund, Inc. REIT	343	1,664,488
Nippon Building Fund, Inc. REIT	1,140	4,552,983
Nippon Kanzai Holdings Co. Ltd.	14,600	272,009
Nippon Prologis REIT, Inc. REIT (a)	1,581	3,306,504
NIPPON REIT Investment Corp. REIT	309	720,996
Nomura Real Estate Holdings, Inc.	78,600	1,898,687
Nomura Real Estate Master Fund, Inc. REIT	2,357	2,765,002
NTT UD REIT Investment Corp. REIT	670	619,096
One REIT, Inc. REIT	154	265,971
Open House Group Co. Ltd.	54,600	2,094,664
Orix JREIT, Inc. REIT	1,364	1,821,726
Pressance Corp.	16,300	213,032
Relo Group, Inc.	77,100	1,082,154
SAMTY Co. Ltd. (a)	20,000	305,050
Samty Residential Investment Corp. REIT	318	273,127
Sankei Real Estate, Inc. REIT	318	194,376
Sekisui House Reit, Inc. REIT	2,159	1,228,504
SOSiLA Logistics REIT, Inc. REIT (a)	486	473,077
SRE Holdings Corp. *	6,800	172,050
Star Asia Investment Corp. REIT	1,278	525,964
Starts Corp., Inc.	21,700	421,218
Starts Proceed Investment Corp. REIT	152	257,186
Sumitomo Realty & Development Co. Ltd.	319,700	7,709,046
Sun Frontier Fudousan Co. Ltd.	17,600	166,029
Takara Leben Real Estate Investment Corp. REIT	428	281,218
Tama Home Co. Ltd. (a)	11,600	289,346
TOC Co. Ltd.	30,700	131,181
Tokyo Tatemono Co. Ltd.	139,800	1,721,046
Tokyu Fudosan Holdings Corp.	407,500	2,169,989
Tokyu REIT, Inc. REIT	404	540,440
Tosei Corp.	22,900	273,230
Tosei Reit Investment Corp. REIT	195	183,116
United Urban Investment Corp. REIT (a)	1,449	1,534,925
XYMAX REIT Investment Corp. REIT (a)	149	117,097

(Cost $140,286,228)		117,296,566

See Notes to Financial Statements.	10

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2023

	Number of Shares	Value
Luxembourg — 0.2%
ADLER Group SA, 144A *(a)	53,031	$26,538
Aroundtown SA (a)	553,942	578,747
Grand City Properties SA	51,049	375,521

(Cost $4,728,759)		980,806

Malaysia — 0.6%
AmFIRST Real Estate Investment Trust REIT	147,300	10,532
Axis Real Estate Investment Trust REIT	834,084	334,320
Capitaland Malaysia Trust REIT	486,908	53,274
Eastern & Oriental Bhd *	490,636	33,485
Eco World Development Group Bhd	714,000	115,249
Eco World International Bhd *	546,800	71,674
Ecofirst Consolidated BHD *	482,900	35,050
IGB Commercial Real Estate Investment Trust REIT	459,500	49,778
IGB Real Estate Investment Trust REIT	959,000	326,212
IOI Properties Group Bhd	665,600	157,189
Iskandar Waterfront City Bhd *	358,600	25,251
KIP REIT	222,352	43,357
KLCCP Stapled Group (b)	104,900	157,958
KSL Holdings Bhd *	233,500	41,484
Land & General Bhd	1,121,900	25,522
LBS Bina Group Bhd	701,500	62,315
Mah Sing Group Bhd	828,600	106,818
Malton Bhd *	97,400	8,336
Matrix Concepts Holdings Bhd	525,294	167,302
MKH Bhd	198,000	51,479
Paramount Corp. Bhd	202,240	34,835
Pavilion Real Estate Investment Trust REIT	374,500	103,859
Sentral REIT	319,800	58,549
Sime Darby Property Bhd	1,450,546	146,139
SP Setia Bhd Group	853,205	97,974
Sunway Bhd	1,169,961	397,972
Sunway Real Estate Investment Trust REIT	867,100	306,223
Symphony Life Bhd *	322,700	26,568
Titijaya Land Bhd *	93,900	5,289
Tropicana Corp. Bhd *	283,591	84,177
UEM Sunrise Bhd	782,900	44,950
UOA Development Bhd	199,400	74,740
YNH Property Bhd *	239,100	251,248
YTL Hospitality REIT	505,800	103,012

(Cost $3,895,899)		3,612,120

Mexico — 1.8%
CFE Capital S de RL de CV REIT	571,903	900,128
Concentradora Fibra Danhos SA de CV REIT	604,484	754,658
Corp. Inmobiliaria Vesta SAB de CV	456,670	1,443,178
FIBRA Macquarie Mexico REIT, 144A	522,715	883,346
Fibra MTY SAPI de CV REIT	1,475,526	986,274
Fibra Uno Administracion SA de CV REIT	1,924,859	2,783,516
Prologis Property Mexico SA de CV REIT (a)	445,215	1,494,475

	Number of Shares	Value
Mexico (Continued)
TF Administradora Industrial S de RL de CV REIT (a)	546,848	$990,644

(Cost $7,846,109)		10,236,219

Netherlands — 0.7%
Argo Properties NV *(a)	9,488	117,592
CTP NV, 144A	73,654	942,271
Eurocommercial Properties NV REIT	30,164	686,249
NEPI Rockcastle NV	285,220	1,621,254
NSI NV REIT (a)	12,565	267,375

(Cost $4,519,515)		3,634,741

New Zealand — 0.7%
Argosy Property Ltd.	580,079	378,961
Goodman Property Trust REIT	713,097	914,625
Investore Property Ltd.	187,596	155,161
Kiwi Property Group Ltd.	1,036,126	565,112
Precinct Properties New Zealand Ltd.	902,100	651,512
Property for Industry Ltd.	342,538	474,243
Stride Property Group (b)	354,824	289,223
Vital Healthcare Property Trust REIT	318,522	437,175

(Cost $5,067,074)		3,866,012

Norway — 0.2%
Entra ASA, 144A	51,847	447,609
KMC Properties ASA *	51,814	25,110
Olav Thon Eiendomsselskap ASA	17,853	271,569
Selvaag Bolig ASA	27,362	76,367

(Cost $1,364,568)		820,655

Philippines — 2.3%
8990 Holdings, Inc. *	1,289,300	209,144
ACEN Corp. *	464,085	48,425
AREIT, Inc. REIT	522,040	306,754
Ayala Corp.	191,035	2,245,069
Ayala Land, Inc.	4,916,196	2,302,278
Belle Corp.	1,441,000	30,791
DDMP Reit, Inc. REIT	4,280,000	96,788
DoubleDragon Corp.	355,170	46,800
Filinvest Land, Inc.	5,923,000	74,881
Filinvest REIT Corp. REIT	1,011,200	74,364
GT Capital Holdings, Inc.	59,771	549,178
Megaworld Corp.	6,683,600	242,780
MREIT, Inc. REIT	532,600	130,874
RL Commercial REIT, Inc. REIT	2,499,300	259,899
Robinsons Land Corp.	1,157,461	286,480
SM Prime Holdings, Inc.	9,667,457	5,629,021
Vista Land & Lifescapes, Inc.	2,009,900	61,199

(Cost $16,056,726)		12,594,725

Poland — 0.2%
Archicom SA	2,847	14,659
Atal SA (a)	4,517	49,702
Cavatina Holding SA *	4,168	17,100
Develia SA *	299,085	271,432
Dom Development SA	5,768	187,418
Echo Investment SA (a)	98,643	95,089

See Notes to Financial Statements.	11

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2023

	Number of Shares	Value
Poland (Continued)
Globe Trade Centre SA (a)	132,086	$180,121
Marvipol Development SA *	6,983	10,310
MLP Group SA *	5,429	105,434
Polski Holding Nieruchomosci SA	7,682	20,771

(Cost $842,970)		952,036

Russia — 0.0%
LSR Group PJSC *(c)	30,984	0
PIK Group PJSC *(c)	192,287	0

(Cost $2,472,023)		0

Singapore — 7.2%
AIMS APAC REIT (a)(c)	427,400	410,949
Bukit Sembawang Estates Ltd.	123,100	362,526
CapitaLand Ascendas REIT	2,254,769	4,493,395
CapitaLand Ascott Trust (b)	1,556,637	1,217,873
CapitaLand China Trust REIT	773,147	570,651
Capitaland India Trust	614,600	480,847
CapitaLand Integrated Commercial Trust REIT	3,389,292	5,003,199
CapitaLand Investment Ltd.	1,670,463	4,081,066
CDL Hospitality Trusts (b)	483,344	413,831
City Developments Ltd.	336,298	1,675,471
Cromwell European Real Estate Investment Trust REIT	207,619	360,789
Daiwa House Logistics Trust REIT	364,200	153,223
Digital Core REIT Management Pte Ltd. REIT	483,900	203,238
ESR-LOGOS REIT REIT	4,172,987	1,016,412
Far East Hospitality Trust (b)	720,600	316,461
First Real Estate Investment Trust REIT	811,200	152,678
Frasers Centrepoint Trust REIT	713,000	1,120,928
Frasers Hospitality Trust (b)	490,800	170,259
Frasers Logistics & Commercial Trust REIT	1,916,778	1,754,294
Frasers Property Ltd.	342,100	217,150
GuocoLand Ltd.	170,100	193,345
Ho Bee Land Ltd.	137,600	207,185
Hong Fok Corp. Ltd.	286,100	210,111
IREIT Global REIT	372,500	133,345
Keppel REIT	1,295,900	832,146
Keppel DC REIT	887,155	1,368,531
Keppel Pacific Oak US REIT	485,354	145,606
Lendlease Global Commercial REIT	1,096,851	538,367
Lippo Malls Indonesia Retail Trust REIT *	3,017,900	33,412
Manulife US Real Estate Investment Trust REIT	1,126,626	190,400
Mapletree Industrial Trust REIT (a)	1,317,422	2,207,291
Mapletree Logistics Trust REIT	2,120,491	2,598,085
Mapletree Pan Asia Commercial Trust REIT	1,556,870	1,896,029
OUE Commercial Real Estate Investment Trust REIT	1,618,939	400,299
PARAGON REIT REIT	741,000	525,047
Parkway Life Real Estate Investment Trust REIT	257,500	682,308
Prime US REIT	442,900	95,223

	Number of Shares	Value
Singapore (Continued)
Sabana Industrial Real Estate Investment Trust REIT	601,400	$190,871
Sasseur Real Estate Investment Trust REIT	342,300	188,223
Singapore Land Group Ltd.	127,500	193,859
Starhill Global REIT	918,909	345,901
Suntec Real Estate Investment Trust REIT	1,223,800	1,183,288
Tuan Sing Holdings Ltd.	315,700	72,235
UOL Group Ltd.	307,717	1,442,228
Wing Tai Holdings Ltd.	209,800	226,083
Yanlord Land Group Ltd. *	349,900	197,567

(Cost $44,966,297)		40,472,225

South Africa — 0.7%
Attacq Ltd. REIT	319,482	128,978
Equites Property Fund Ltd. REIT	421,823	255,441
Fortress Real Estate Investments Ltd. *	692,318	447,891
Fortress Real Estate Investments Ltd., Class B *	467,604	115,625
Growthpoint Properties Ltd. REIT	1,939,916	1,144,395
Hyprop Investments Ltd. REIT	214,589	326,817
Redefine Properties Ltd. REIT (a)	3,925,802	618,104
Resilient REIT Ltd. REIT	200,069	403,848
SA Corporate Real Estate Ltd. REIT	1,527,846	139,552
Vukile Property Fund Ltd. REIT (a)	534,158	334,249

(Cost $5,740,708)		3,914,900

South Korea — 0.5%
D&D Platform REIT Co. Ltd. REIT	27,980	69,779
E KOCREF CR-REIT Co. Ltd. REIT	15,427	62,649
ESR Kendall Square REIT Co. Ltd. REIT	103,150	323,692
JR Global REIT	130,465	446,761
KB Star Real Estate Investment Trust, Inc. REIT	45,326	157,604
Koramco Energy Plus REIT	30,653	127,485
Korea Asset In Trust Co. Ltd.	37,138	86,042
Korea Real Estate Investment & Trust Co. Ltd.	100,571	104,492
LOTTE Reit Co. Ltd. REIT	71,444	210,739
Mirae Asset Global REIT Co. Ltd. REIT	17,123	43,864
NH All-One REIT Co. Ltd. REIT	26,245	72,570
Seobu T&D	24,271	139,162
Shinhan Alpha REIT Co. Ltd. REIT	63,060	299,324
SK D&D Co. Ltd.	6,271	97,804
SK REITs Co. Ltd. REIT	69,392	268,209

(Cost $3,155,251)		2,510,176

Spain — 0.6%
Aedas Homes SA, 144A	6,202	88,865
Inmobiliaria Colonial Socimi SA REIT	203,412	1,187,295
Lar Espana Real Estate Socimi SA REIT	30,710	160,753
Merlin Properties Socimi SA REIT	224,884	1,843,669
Metrovacesa SA, 144A *(a)	9,172	66,590
Neinor Homes SA, 144A *	23,080	220,466

(Cost $4,719,876)		3,567,638

See Notes to Financial Statements.	12

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2023

	Number of Shares	Value
Sweden — 3.2%
Atrium Ljungberg AB, Class B (a)	30,827	$499,357
Castellum AB *(a)	94,230	870,127
Castellum AB (a)	190,047	1,774,117
Catena AB	22,368	766,179
Cibus Nordic Real Estate AB	29,361	264,539
Corem Property Group AB, Class B (a)	357,576	199,099
Corem Property Group AB, Class D	2,515	26,020
Dios Fastigheter AB	63,992	367,185
Eastnine AB	7,646	76,294
Fabege AB (a)	185,380	1,318,352
Fastighets AB Balder, Class B *(a)	444,676	1,488,845
Fastighets AB Trianon *	40,317	58,714
FastPartner AB, Class A (a)	35,613	151,174
Heba Fastighets AB, Class B	75,971	187,771
Hemnet Group AB	62,248	1,049,516
Hufvudstaden AB, Class A	78,670	938,234
JM AB (a)	28,899	346,779
John Mattson Fastighetsforetagen AB *(a)	13,313	75,228
K-fast Holding AB *(a)	44,414	77,536
Klarabo Sverige AB, Class B *	66,127	70,601
Nivika Fastigheter AB, Class B *	15,480	53,906
NP3 Fastigheter AB	18,706	298,544
Nyfosa AB	98,942	545,455
Pandox AB	59,483	609,390
Platzer Fastigheter Holding AB, Class B	41,878	294,357
Sagax AB, Class A (a)	4,885	95,154
Sagax AB, Class B (a)	133,842	2,629,224
Sagax AB, Class D	73,524	173,616
Samhallsbyggnadsbolaget i Norden AB (a)	781,595	249,554
Samhallsbyggnadsbolaget i Norden AB, Class D (a)	94,439	36,271
Stendorren Fastigheter AB *	8,937	135,489
Swedish Logistic Property AB, Class B *	33,646	79,141
Wallenstam AB, Class B (a)	325,994	1,039,361
Wihlborgs Fastigheter AB	181,871	1,296,739

(Cost $30,500,755)		18,141,868

Switzerland — 2.1%
Allreal Holding AG (a)	10,345	1,704,268
Fundamenta Real Estate AG *	15,744	277,283
Intershop Holding AG	829	553,181
Mobimo Holding AG	4,851	1,257,657
Peach Property Group AG *(a)	7,053	98,448
PSP Swiss Property AG	30,928	3,308,821
Swiss Prime Site AG	51,518	4,330,972
Zug Estates Holding AG, Class B	182	336,466

(Cost $13,522,630)		11,867,096

Taiwan — 1.2%
Cathay No. 1 REIT	897,504	525,461
Cathay No. 2 REIT	198,000	110,703
Cathay Real Estate Development Co. Ltd.	453,424	243,479
Chong Hong Construction Co. Ltd.	150,740	389,022
Farglory Land Development Co. Ltd.	184,479	376,433
Highwealth Construction Corp.	1,053,401	1,460,414

	Number of Shares	Value
Taiwan (Continued)
Hong Pu Real Estate Development Co. Ltd. *	130,515	$108,948
Huaku Development Co. Ltd.	173,338	508,266
Huang Hsiang Construction Corp.	89,643	134,344
Hung Sheng Construction Ltd.	251,915	184,053
KEE TAI Properties Co. Ltd.	278,118	117,665
Kindom Development Co. Ltd.	254,531	244,777
Kuo Yang Construction Co. Ltd. *	159,983	97,622
Prince Housing & Development Corp.	897,799	353,539
Radium Life Tech Co. Ltd.	392,797	117,862
Ruentex Development Co. Ltd.	1,412,141	1,603,896
Shining Building Business Co. Ltd. *	318,249	124,286
Sinyi Realty, Inc.	196,039	190,122
Taiwan Land Development Corp. *(c)	243,531	0

(Cost $6,587,600)		6,890,892

Thailand — 2.7%
Amata Corp. PCL, NVDR	558,400	354,616
Ananda Development PCL, NVDR *	1,576,500	45,755
AP Thailand PCL, NVDR	1,629,700	543,233
Asset World Corp. PCL, NVDR	5,443,100	769,542
Ba Airport Leasehold REIT REIT	450,000	138,362
Bangkok Land PCL, NVDR	8,938,300	218,321
Central Pattana PCL, NVDR	2,196,700	4,260,840
CP Tower Growth Leasehold Property Fund	800	160
CPN Retail Growth Leasehold REIT	1,161,400	427,182
Digital Telecommunications Infrastructure Fund, Class F	5,100,000	1,802,586
Frasers Property Thailand Industrial Freehold & Leasehold REIT	1,161,400	367,109
Frasers Property Thailand PCL, NVDR	255,825	111,004
Golden Ventures Leasehold Real Estate Investment Trust REIT	238,500	62,024
Grand Canal Land PCL, NVDR *	822,800	51,070
IMPACT Growth Real Estate Investment Trust REIT	333,532	123,637
Land & Houses PCL, NVDR	5,534,800	1,351,891
LH Hotel Leasehold Real Estate Investment Trust, Class F REIT	261,700	94,001
Lotus’s Retail Growth Freehold And Leasehold Property Fund	271,900	103,916
LPN Development PCL, NVDR	775,159	98,009
Noble Development PCL, NVDR	748,157	96,744
Nusasiri PCL, NVDR *	6,422,200	147,637
Origin Property PCL, NVDR	618,700	192,010
Platinum Group PCL, NVDR *	794,100	76,672
Principal Capital PCL, NVDR *	412,800	54,565
Property Perfect PCL, NVDR	6,081,506	64,660
Pruksa Holding PCL, NVDR	572,600	204,030
Quality Houses PCL, NVDR	6,135,000	405,474
Rabbit Holdings PCL, NVDR *	13,658,100	243,334
Rabbit Holdings PCL, PFD NVDR *	161,700	2,927
Sansiri PCL, NVDR	10,347,500	517,375
SC Asset Corp. PCL, NVDR	1,286,800	161,220
Singha Estate PCL, NVDR	1,916,700	86,472
Supalai PCL	51,400	29,836

See Notes to Financial Statements.	13

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2023

	Number of Shares	Value
Thailand (Continued)
Supalai PCL	500	$290
Supalai PCL, NVDR	877,365	509,275
Univentures PCL, NVDR	445,600	36,365
WHA Corp. PCL, NVDR	6,853,196	870,435
WHA Premium Growth Freehold & Leasehold Real Estate InvestmentTrust, Class F REIT	1,559,000	492,787

(Cost $15,469,223)		15,115,366

Turkey — 0.4%
Akfen Gayrimenkul Yatirim Ortakligi AS REIT *	384,172	65,332
AKIS Gayrimenkul Yatirimi AS REIT *	248,455	60,737
Akmerkez Gayrimenkul Yatirim Ortakligi AS REIT	6,147	21,739
Alarko Gayrimenkul Yatirim Ortakligi AS REIT	25,204	70,137
Baskent Dogalgaz Dagitim Gayrimenkul Yatirim Ortakligi AS	69,758	41,048
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	1,353,740	465,008
Gimat Magazacilik Sanayi VE Ticaret As *	96,280	56,934
Halk Gayrimenkul Yatirim Ortakligi AS REIT *	158,825	32,534
Ihlas Gayrimenkul Proje Gelistirme Ve Ticaret AS *	490,774	23,473
Is Gayrimenkul Yatirim Ortakligi AS REIT *	260,845	112,158
Kiler Gayrimenkul Yatirim Ortakligi AS REIT *	381,253	43,285
Kiler Holding As *	66,400	115,485
Kizilbuk Gayrimenkul Yatirim Ortakligi AS *	49,164	42,160
Kuyumcukent Gayrimenkul Yatirimlari AS REIT *	60,418	84,941
Marti Gayrimenkul Yatirim Ortakligi As REIT *	119,161	31,433
Nurol Gayrimenkul Yatirim Ortakligi AS REIT *	88,135	22,823
Ozak Gayrimenkul Yatirim Ortakligi REIT *	137,752	82,190
Ozderici Gayrimenkul Yatirim Ortakligi AS REIT *	96,803	18,005
Panora Gayrimenkul Yatirim Ortakligi	35,510	45,394
Peker Gayrimenkul Yatirim Ortakligi AS *	253,206	82,572
Reysas Gayrimenkul Yatirim Ortakligi AS REIT *	94,886	54,689
Servet Gayrimenkul Yatirim Ortakligi AS *	8,448	73,547
Sinpas Gayrimenkul Yatirim Ortakligi AS REIT *	509,687	59,836
Torunlar Gayrimenkul Yatirim Ortakligi AS REIT	86,457	68,669
Vakif Gayrimenkul Yatirim Ortakligi AS REIT *	443,066	67,855
Yeni Gimat Gayrimenkul Ortakligi AS	148,959	245,114

	Number of Shares	Value
Turkey (Continued)
Yesil Gayrimenkul Yatirim Ortakligi AS REIT *	95,653	$8,688
Ziraat Gayrimenkul Yatirim Ortakligi AS	511,599	109,988

(Cost $2,022,411)		2,205,774

United Kingdom — 7.3%
Assura PLC REIT	1,975,630	1,174,347
Big Yellow Group PLC REIT	122,146	1,740,960
British Land Co. PLC REIT	577,881	2,456,656
Capital & Counties Properties PLC REIT	954,988	1,419,152
CLS Holdings PLC REIT	116,208	197,031
Derwent London PLC REIT	68,499	1,823,603
Empiric Student Property PLC REIT	404,112	453,275
Grainger PLC	448,882	1,381,960
Great Portland Estates PLC REIT	137,774	825,440
Hammerson PLC REIT (a)	2,731,016	839,436
Helical PLC REIT	75,124	226,720
Henry Boot PLC	71,608	207,677
Industrials REIT Ltd. REIT	182,471	377,534
Land Securities Group PLC REIT	453,014	3,380,025
LondonMetric Property PLC REIT	610,814	1,362,678
LXI REIT PLC REIT	1,086,009	1,321,772
Picton Property Income Ltd. REIT	371,056	344,456
Primary Health Properties PLC REIT	905,583	1,119,013
Rightmove PLC	559,597	3,631,506
Safestore Holdings PLC REIT	145,769	1,688,326
Savills PLC	94,245	1,062,947
Segro PLC REIT	822,430	8,130,100
Tritax Big Box REIT PLC REIT	1,237,891	2,147,940
UK Commercial Property REIT Ltd. REIT	522,334	342,465
UNITE Group PLC REIT, Series 6	219,533	2,435,200
Workspace Group PLC REIT	91,250	568,870

(Cost $51,153,495)		40,659,089

Virgin Islands — 0.0%
SF Real Estate Investment Trust REIT
(Cost $131,397)	333,016	116,986

TOTAL COMMON STOCKS (Cost $689,537,461)		555,508,149

PREFERRED STOCKS — 0.1%
Brazil — 0.1%
Iguatemi SA (Cost $324,084)	200,000	380,327

RIGHTS — 0.0%
Austria — 0.0%
S IMMO AG *, expires 12/31/49 (c) (Cost $0)	31,199	0

WARRANTS — 0.0%
Malaysia — 0.0%
Eco World Development Group Bhd *, expires 4/12/29	106,640	2,542
Paramount Corp. Bhd *, expires 7/28/24	7,840	127

(Cost $0)		2,669

See Notes to Financial Statements.	14

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2023

	Number of Shares	Value
Thailand — 0.0%
Noble Development PCL *, expires 1/12/24
(Cost $0)	54,825	$236

TOTAL WARRANTS (Cost $0)		2,905

EXCHANGE-TRADED FUNDS — 0.0%
iShares Global REIT ETF	500	11,190
Vanguard Global ex-U.S. Real Estate ETF	500	19,665

(Cost $34,635)		30,855

SECURITIES LENDING COLLATERAL — 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (d)(e) (Cost $13,660,219)	13,660,219	13,660,219

	Number of Shares	Value
CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 5.04% (d) (Cost $44,853)	44,853	$44,853

TOTAL INVESTMENTS — 101.8%
(Cost $703,601,252)		$569,627,308
Other assets and liabilities, net — (1.8%)		(9,858,826)

NET ASSETS — 100.0%		$559,768,482

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
SECURITIES LENDING COLLATERAL — 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (d)(e)
10,913,250	2,746,969	(f)	—	—	—	331,437	—	13,660,219	13,660,219

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 5.04%(d)
620,850	32,739,770		(33,315,767)	—	—	25,914	—	44,853	44,853

11,534,100	35,486,739		(33,315,767)	—	—	357,351	—	13,705,072	13,705,072

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2023 amounted to $42,299,933, which is 7.6% of net assets.

(b)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Investment was valued using significant unobservable inputs.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $33,126,979.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

CVA:	Credit Valuation Adjustment
NVDR:	Non Voting Depositary Receipt
PJSC:	Public Joint Stock Company
REIT:	Real Estate Investment Trust
SAE:	Societe Anonyme Egyptienne
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

See Notes to Financial Statements.	15

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2023

At May 31, 2023, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
EURO CAC40 10 Futures	EUR	8	$629,152	$605,502	6/16/2023	$(23,650)
EURO STOXX 50 Futures	EUR	10	430,524	449,575	6/16/2023	19,051
E-Mini S&P 500 Futures	USD	5	981,855	1,047,625	6/16/2023	65,770
MINI TOPIX Index Futures	JPY	35	516,944	532,584	6/08/2023	15,640
SPI 200 Futures	AUD	8	935,356	918,953	6/15/2023	(16,403)
TOPIX Index Futures	JPY	3	434,071	456,501	6/08/2023	22,430

Total net unrealized appreciation						$82,838

For information on the Fund’s policy and additional disclosures regarding open futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$555,097,200	$—	$410,949	$555,508,149
Preferred Stocks (a)	380,327	—	—	380,327
Rights (a)	—	—	0	0
Warrants (a)	2,905	—	—	2,905
Exchange-Traded Funds	30,855	—	—	30,855
Short-Term Investments (a)	13,705,072	—	—	13,705,072
Derivatives (b)
Futures Contracts	122,891	—	—	122,891

TOTAL	$569,339,250	$—	$410,949	$569,750,199

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(40,053)	$—	$—	$(40,053)

TOTAL	$(40,053)	$—	$—	$(40,053)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

During the year ended May 31, 2023, the amount of transfers from Level 1 to Level 3 was $311,253. The investment was transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity.

See Notes to Financial Statements.	16

This Page is Intentionally Left Blank

17

DBX ETF Trust

Statement of Assets and Liabilities

May 31, 2023

Xtrackers International Real Estate ETF
Assets
Investment in non-affiliated securities at value	$555,922,236
Investment in DWS Government Money Market Series	44,853
Investment in DWS Government & Agency Securities Portfolio*	13,660,219
Foreign currency at value	752,628
Deposit with broker for futures contracts	260,780
Receivables:
Investment securities sold	1,590
Capital shares	2,014,603
Dividends	2,651,465
Interest	1,479
Securities lending income	30,299
Foreign tax reclaim	469,695

Total assets	$575,809,847

Liabilities
Payable upon return of securities loaned	$13,660,219
Payables:
Investment securities purchased	1,955,675
Investment advisory fees	48,943
Variation margin on futures contracts	55,005
Deferred foreign tax payable	321,523

Total liabilities	16,041,365

Net Assets, at value	$559,768,482

Net Assets Consist of
Paid-in capital	$722,907,153
Distributable earnings (loss)	(163,138,671)

Net Assets, at value	$559,768,482

Number of Common Shares outstanding	27,800,001

Net Asset Value	$20.14

Investment in non-affiliated securities at cost	$689,896,180

Value of securities loaned	$42,299,933

Investment in DWS Government Money Market Series at cost	$44,853

Investment in DWS Government & Agency Securities Portfolio at cost*	$13,660,219

Non-cash collateral for securities on loan	$33,126,979

Foreign currency at cost	$757,756

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	18

DBX ETF Trust

Statement of Operations

For the Year Ended May 31, 2023

Xtrackers International Real Estate ETF
Investment Income
Unaffiliated dividend income*	$19,995,833
Income distributions from affiliated funds	25,914
Affiliated securities lending income	331,437
Unaffiliated securities lending income, net of borrower rebates	73,295

Total investment income	20,426,479

Expenses
Investment advisory fees	645,106
Other expenses	179

Total expenses	645,285

Less fees waived (see note 3):
Waiver	(107,997)

Net expenses	537,288

Net investment income (loss)	19,889,191

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments**	(18,037,145)
In-kind redemptions	462,034
Futures contracts	(131,093)
Foreign currency transactions	(188,989)

Net realized gain (loss)	(17,895,193)

Net change in unrealized appreciation (depreciation) on:
Investments***	(99,567,004)
Futures contracts	15,857
Foreign currency translations	(39,929)

Net change in unrealized appreciation (depreciation)	(99,591,076)

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(117,486,269)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(97,597,078)

* Unaffiliated foreign tax withheld	$2,416,346
** Including foreign taxes	$2,200
*** Including change in deferred foreign taxes	$203,383

See Notes to Financial Statements.	19

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers International Real Estate ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$19,889,191	$18,055,590
Net realized gain (loss)	(17,895,193)	(2,295,310)
Net change in net unrealized appreciation (depreciation)	(99,591,076)	(83,902,671)

Net increase (decrease) in net assets resulting from operations	(97,597,078)	(68,142,391)

Distributions to Shareholders	(10,275,798)	(23,945,405)

Fund Shares Transactions
Proceeds from shares sold	112,001,214	212,069,381
Value of shares redeemed	(3,232,508)	(18,792,278)

Net increase (decrease) in net assets resulting from fund share transactions	108,768,706	193,277,103

Total net increase (decrease) in Net Assets	895,830	101,189,307

Net Assets
Beginning of year	$558,872,652	$457,683,345

End of year	$559,768,482	$558,872,652

Changes in Shares Outstanding
Shares outstanding, beginning of year	22,650,001	15,700,001
Shares sold	5,300,000	7,700,000
Shares redeemed	(150,000)	(750,000)

Shares outstanding, end of year	27,800,001	22,650,001

See Notes to Financial Statements.	20

DBX ETF Trust

Financial Highlights

Xtrackers International Real Estate ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$24.67	$29.15	$22.85	$27.84	$29.17

Income (loss) from investment operations:
Net investment income (loss) (a)	0.80	0.92	0.92	0.84	1.14
Net realized and unrealized gain (loss)	(4.91)	(4.05)	6.28	(4.74)	(1.98)

Total from investment operations	(4.11)	(3.13)	7.20	(3.90)	(0.84)

Less distributions from:
Net investment income	(0.42)	(1.35)	(0.90)	(1.09)	(0.49)

Total distributions	(0.42)	(1.35)	(0.90)	(1.09)	(0.49)

Net Asset Value, end of year	$20.14	$24.67	$29.15	$22.85	$27.84

Total Return (%) (b)	(16.76)	(11.26)	32.15	(14.80)	(2.78)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	560	559	458	231	60
Ratio of expenses before fee waiver (%)	0.12	0.12	0.12	0.12	0.30
Ratio of expenses after fee waiver (%)	0.10	0.10	0.10	0.10	0.28
Ratio of net investment income (loss) (%)	3.70	3.38	3.55	3.21	4.25
Portfolio turnover rate (%) (c)	8	17	9	12	43

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	21

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2023, the Trust consists of thirty-nine investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on Xtrackers International Real Estate ETF (the “Fund”), a diversified series of the Trust.

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Trustees (“Board”).

The Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of shares may acquire those shares from the Fund or tender such shares for redemption to the Fund, in Creation Units only.

The investment objective of the Fund is to seek investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (the “Underlying Index”).

The Underlying Index is a free-float capitalization weighted index that provides exposure to publicly traded international real estate securities in countries outside the United States, excluding Pakistan and Vietnam. The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is rebalanced quarterly.

The Fund is entitled to use its Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Fund in connection with the licensing agreement.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation    The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

The Fund’s Board has designated the Advisor as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.

22

DBX ETF Trust

Notes to Financial Statements (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the accrual basis. Distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, are included in dividend income.

Tax Information and Dividends and Distributions to Shareholders    It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of the Fund to pay out dividends from its net investment income, if any, semi-annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserve the right to declare special distributions if, in their reasonable discretion, such action is

23

DBX ETF Trust

Notes to Financial Statements (Continued)

necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. For the year ended May 31, 2023, the Fund did not incur any interest or penalties.

As of May 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Ordinary Income	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
$10,607,682	$(9,912,732)	$(163,833,621)	$(163,138,671)

The tax character of dividends and distributions declared for the years ended May 31, 2023 and May 31, 2022 were as follows:

Ordinary Income*
2023	$10,275,798
2022	23,945,405

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions

At May 31, 2023, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Short-Term	Long-Term	Total Amount
$2,535,312	$7,377,420	$9,912,732

For the fiscal year ended May 31, 2023, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind.

Distributable earnings (loss)	Paid-In Capital
$(171,950)	$171,950

As of May 31, 2023, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
$733,061,305	$(163,435,980)	$8,468,543	$(171,904,523)

24

DBX ETF Trust

Notes to Financial Statements (Continued)

Foreign Taxes    The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invest. These foreign taxes, if any, are paid by the Fund and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and deferred foreign taxes on unrealized gains are included in net change in unrealized appreciation (depreciation). Receivables and payables related to foreign taxes as of May 31, 2023, if any, are disclosed in the Fund’s Statements of Assets and Liabilities.

Foreign Currency Translations    The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Fund may lend securities to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2023, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.08% annualized effective rate as of May 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2023, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements, as of November 30, 2023

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Common Stocks	$13,660,219	$—	$440,268	$32,686,711	$46,787,198

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$46,787,198

Derivatives

Futures Contracts    The Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will

25

DBX ETF Trust

Notes to Financial Statements (Continued)

enter into futures contracts that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2023, the Fund utilized futures in order to simulate investment in the Fund’s Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2023 is included in a table following the Fund’s Schedule of Investments.

The following table summarizes the value of the Fund’s derivative instruments held as of May 31, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives

Equity contracts	Unrealized appreciation on futures contracts*	$122,891	Unrealized depreciation on futures contracts*	$40,053

*

Includes cumulative appreciation or cumulative depreciation on futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Fund’s earnings during the year ended May 31, 2023 and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Net Realized Gain (Loss) from:

Futures Contracts — Equity Contracts
$(131,093)

Net Change in Unrealized Appreciation (Depreciation) on:

Futures Contracts — Equity Contracts
$15,857

For the year ended May 31, 2023 the average monthly volume of derivatives was as follows:

Futures Contracts (Contract Value)
Xtrackers International Real Estate ETF	$3,770,332

26

DBX ETF Trust

Notes to Financial Statements (Continued)

Affiliated Cash Management Vehicles    The Fund may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV and DWS ESG Liquidity Fund maintains a floating NAV. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. The Advisor will waive an amount of the unitary advisory fee payable to the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

For its investment advisory services to the Fund, the Advisor is entitled to receive a unitary advisory fee from the Fund based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to 0.12%.

The Advisor for the Fund has contractually agreed, until September 30, 2023, to waive a portion of its unitary advisory fee to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) from exceeding 0.10% of the Fund’s average daily net assets. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Advisor) prior to that time. For the year ended May 31, 2023, the Advisor waived $107,496 of the expenses of the Fund.

The Advisor for the Fund has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated cash management vehicles. For the period from June 1, 2022 through May 31, 2023, the Advisor waived $501 of expenses to the Fund.

Out of the unitary advisory fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services and expenses of the Independent Trustees. The Fund is responsible for the payment of, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, if any, litigation expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund.

The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Fund’s Independent Trustees).

4. Investment Portfolio Transactions

For the year ended May 31, 2023, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
Xtrackers International Real Estate ETF	$77,744,894	$45,019,557

27

DBX ETF Trust

Notes to Financial Statements (Continued)

For the year ended May 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Xtrackers International Real Estate ETF	$88,540,266	$3,021,662

5. Fund Share Transactions

As of May 31, 2023, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by the Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

6. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Xtrackers International Real Estate ETF and certain other funds managed by the Advisor to borrow up to $105 million. The Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain the Fund’s status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the Secured Overnight Financing Rate plus .10%. The Fund may borrow up to the lesser of 33 percent of its net assets as permitted by the 1940 Act or 25 percent of adjusted total net assets. The Fund had no outstanding loans at May 31, 2023.

28

DBX ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Xtrackers International Real Estate ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Xtrackers International Real Estate ETF (the “Fund”), (one of the funds constituting DBX ETF Trust (the “Trust”)), including the schedule of investments, as of May 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting DBX ETF Trust) at May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodians, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 25, 2023

29

DBX ETF Trust

Other Information (Unaudited)

Regulatory Update — Tailored Shareholder Report

Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

30

DBX ETF Trust

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), the Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (the “Advisor”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). The Advisor has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of the Advisor that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2023, as required by the Program and the Liquidity Rule, the Advisor provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, the Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, your Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). The Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the Advisor stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. The Advisor also reported that there were no material changes made to the Program during the Reporting Period.

31

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited)

Xtrackers International Real Estate ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 15-16, 2023 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers International Real Estate ETF (the “Fund”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Advisor”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for the Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) the Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees met with representatives of the Advisor on February 13, 2023 to review financial reports and other information provided by the Advisor and inquire further with regard to the financial information provided, and asked questions of the Advisor during this meeting. The Independent Trustees also took into consideration the discussions they had with management before and during the Meeting and among themselves during their Executive Sessions held on February 15 and February 16, 2023.

The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of the Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Fund.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Fund and its shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Advisor from its relationship with the Fund; (5) the extent to which economies of scale have been realized, and if the Fund’s shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Advisor.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Vedder Price P.C. (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of the Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Advisor under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Advisor continuously during the prior year, in addition to the information the Advisor had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Advisor, including portfolio management.

32

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

The Board considered that the Advisor provides, at its own expense, office facilities and equipment for use by the Fund and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Advisor pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Advisor or one of its DWS Group affiliates, except as may otherwise be determined by the Board. In addition, the Board considered that the Advisor arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Fund’s operations. The Board also considered that in addition to managing the Fund’s portfolios directly, the Advisor provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Fund.

The Board considered the information regarding the Fund’s tracking error compared to its underlying index that had been provided by the Advisor and by Broadridge. The Board took note of the detailed information provided by the Advisor throughout the year with respect to the Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for the Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Advisor under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Advisor, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Fund’s service providers. The Board considered the staffing of the Advisor, including the training, qualifications and experience of investment personnel in managing the Fund. The Board also considered the expertise of the Advisor in supervising third party service providers to the Fund, such as the administrator and the custodian, noting the Advisor’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Advisor, which supports the Fund’s compliance program.

Advisor’s Financial Resources.    In connection with the assessment of the ability of the Advisor to perform its duties under the Investment Advisory Agreement, the Board considered the Advisor’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared the Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Fund. The Board also noted that the advisory fees and total expenses (after waivers/reimbursements) for the Fund were below or equal to the average and/or median of the ETFs in the Fund’s respective Peer Group compiled by Broadridge.

The Board accordingly noted that the Fund’s fee is competitive with the fees of applicable peer ETFs.

The Board considered that the fee for the Fund is a unitary fee pursuant to which the Advisor pays all of the Fund’s costs (subject to certain specified exceptions). The Board considered that the Fund’s fee had been priced to scale when it was established. The Board also considered that the Fund’s portfolio is managed on a day-to-day basis by the Advisor and that the Advisor also provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Fund. Based on its review, the Board concluded that the advisory fee for the Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Advisor in developing and rendering services provided to the Fund and the information provided by the Advisor to the Board regarding the Fund’s profitability. The Board considered that the Advisor had provided extensive information about the Advisor’s profitability and the Advisor’s methodology in determining profitability. While the Advisor had provided information about the Advisor’s expenses relating to marketing the Fund, the Board considered the Advisor’s profitability without accounting for such expenses, which reflected that the Fund was not profitable as of this

33

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

time. The Board considered whether the Advisor would benefit in other ways from its relationships with the Fund and concluded that there were no material fall-out benefits likely to accrue to the Advisor related to the operation of the Fund.

Economies of Scale.    The Board considered that the Fund had attracted a substantial amount of assets, but determined that the Fund was not experiencing economies of scale beyond what was reflected in the Fund’s unitary fee, which the Board noted was very competitive. The Board also acknowledged that the concept of economies of scale is a complex subject as to determining with a fair degree of certainty whether economies of scale exist, to what extent they exist, whether scale can result in additional expenses, and alternative ways advisers can share benefits of economies of scale.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

34

DBX ETF Trust

Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this shareholder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board.    Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairperson since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	42	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairperson of the Audit Committee since 2015	Chief Financial Officer, EyePoint Pharmaceuticals, Inc. (2019-present); Chief Financial Officer, Enzyvant (2018-2019); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	42	—
J. David Officer (1948) Board Member since 2011, Chairperson of the Nominating Committee since 2015	Independent Director (2010- present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	42	(Chairman of) Ilex Management Ltd; Old Westbury Funds

35

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present	Chief Administrative Officer Investment Division Americas, of DWS Investment Management Americas, Inc. and Manager (since 2023) and Chief Operating Officer of the Advisor (2016-present). Formerly: Programmes (Head 2021- 2023), of DWS Investment Management Americas, Inc.; Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014-2020); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).
Diane Kenneally(4) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-2022); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc. (2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011-present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present	Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

36

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020- present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); Secretary, Deutsche AM Service Company (2010-2017); and Chief Legal Officer, DBXStrategic Advisors LLC (2020-2021).
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present	Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007-present).
Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014- present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Christian Rijs(4) (1980) Anti-Money Laundering Compliance Officer, since October 21, 2021	Senior Team Lead Anti-Financial Crime and Compliance, DWS Investment Management Americas, Inc.; AML Officer, DWS Trust Company (since November 2, 2021); AML Officer, DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO.

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)	Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

37

DBX ETF Trust

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at (855) 329-3837.

Portfolio Holdings Information

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about each Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount & Premium Information

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its fiscal year ended May 31, 2023.

Qualified Dividend Income*
86%

*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

The Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Gross Foreign Income	Foreign Taxes Paid
$22,398,162	$1,674,016

38

DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in U.S. companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Investing in foreign securities, particularly those of emerging markets, present certain risks such as currency fluctuations, political and economical changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Performance of a Fund may diverge from that of an Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in any Fund should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with that fund. Please read the prospectus for more information.

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is the intellectual property (including registered trademarks) of STOXX Limited, Zug, Switzerland (“STOXX”), Deutsche Börse Group or their licensors, which is used under license. Xtrackers International Real Estate ETF is neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the Index or its data.

Copyright © 2022 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Invesment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203

Independent registered public accounting firm Ernst & Young LLP One Manhattan West New York, NY, 10001	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-38754-9 (7/23) DBX005560 (7/24)

May 31, 2023

Annual Report

DBX ETF Trust

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

Xtrackers MSCI All China Equity ETF (CN)

Xtrackers MSCI China A Inclusion Equity ETF (ASHX)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear shareholder,

We are pleased to provide this annual report on four of our flagship ETFs tracking China’s equity market for the period ended May 31, 2023.

The global economy witnessed a period of volatility due to heightened inflation, growing interest rates and sluggish industrial activity amid geopolitical tension between Russia and Ukraine. Rising inflation in both developed and emerging economies affected the cost of living as disposable incomes were eroded, resulting in aggressive interest rate hikes by major central banks, except for the Bank of Japan. Global financial markets remained largely volatile with short periods of gains and losses as investors remained uncertain about interest rate actions but acted on positive economic data. Despite the challenges in the banking sectors of the U.S. and Europe during the first quarter of 2023, market sentiment turned positive on the back of China’s reopening after its COVID-19-related restrictions.

China’s economy recovered at a faster-than-expected pace, with GDP1 increasing by 4.5% year on year in Q1 2023, marking the most growth since Q1 2022. Chinese markets had robust gains from the start of Q4 2022, after Beijing loosened the pandemic-related restrictions that had constrained the country’s economic growth since early 2020. Investor confidence was also boosted by measures supportive of the real estate sector and a relaxation of the regulatory restrictions on Chinese technology companies. Market optimism regarding China’s economic recovery was sparked by the country’s stronger-than-expected first-quarter GDP growth and unexpected double-digit export and retail growth in March 2023. China’s urban unemployment rate eased to 5.2% in May 2023 from 5.9% in the same period last year.

On the policy front, the People’s Bank of China (PBoC) maintained its key lending rates steady for the ninth straight month in May 2023. The one-year loan prime rate (the medium-term lending facility for corporate and household loans) was maintained at 3.65%; meanwhile, the five-year rate, which serves as a benchmark for mortgages, was maintained at 4.3%. China’s General Composite PMI2 rose as a result of faster growth in output in both the manufacturing and service sectors.

We believe central banks across the world will remain cautious in their approach to monetary policy and watch for positive signs in the economy before taking any interest rate action. Recent banking system stress and debt ceiling-related concerns are also likely to weigh on the U.S. Federal Reserve’s (Fed’s) decisions in the coming months. Unlike the Fed, the European Central Bank has clearly maintained its stance on monetary action and is willing to hike rates further until inflation is within its comfort range. The entire world will be keenly watching how China recovers from its COVID-19-induced restrictions to induce an uptick in industrial activity and income recovery while boosting private sector investment.

Our team appreciates your trust and looks forward to serving your investment needs through innovative index-driven strategies.

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

1 Gross domestic product (GDP) is the monetary value of all finished goods and services produced within a country’s borders within a specific time period.

2 Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

1

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2

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)

The Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index (the ASHR Index). The ASHR Index is designed to reflect price fluctuations and performance of the China A-share market and is composed of the 300 largest and most liquid stocks in the China A-share market. ASHR is sub-advised by Harvest Global Investments. The continued strategic partnership between DWS and Harvest Global Investments provides investors with unique access to the expansive Chinese economy and stock market. For the 12-month period ended May 31, 2023, ASHR shares returned -12.28%, compared with the ASHR Index’s -11.16%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Materials, Information Technology, and Industrials. The Communication Services sector was the only positive contributor to performance.

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the ASHS Index). The ASHS Index is designed to reflect the price fluctuation and performance of small-cap companies in the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market. ASHS is also sub-advised by Harvest Global Investments. The continued strategic partnership between DWS and Harvest Global Investments provides investors with unique access to the expansive Chinese economy and stock market. For the 12-month period ended May 31, 2023, ASHS fund returned -4.71%, compared with the ASHS Index’s -4.38%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Materials, Industrials and Consumer Staples. Information Technology, Communication Services and Utilities sectors were the positive contributors to performance.

Xtrackers MSCI All China Equity ETF (CN)

The Xtrackers MSCI All China Equity ETF (CN) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China All Shares Index (the CN Index). The CN Index captures large and midcap representations across China A-shares, H-shares, B-shares, Red chips, and P chips, as well as securities of Chinese companies listed outside of China (e.g. American depository receipts). CN expects to gain exposure to the China A-share components of the index by investing in the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, affiliated Fund sub-advised by Harvest Global Investments Limited; and Xtrackers MSCI China A Inclusion Equity ETF, an affiliated Fund advised by DBX Advisors LLC. For the 12-month period ended May 31, 2023, CN returned -13.28%, compared with the CN Index’s -13.25%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Consumer Discretionary, Materials and Consumer Staples. The Energy sector was the only positive contributor to performance.

MSCI China A Inclusion Equity ETF (ASHX)

The Xtrackers MSCI China A Inclusion Equity ETF (ASHX) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China A Inclusion Index (the ASHX Index). The ASHX Index is designed to track the equity market performance of China A-Shares that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program. China A-Shares are equity securities issued by companies incorporated in mainland China and are denominated in renminbi. For the 12-month period ended May 31, 2023, ASHX returned -12.32%, compared with the ASHX Index’s -11.92%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Materials, Consumer Staples, and Industrials. The Communication Services sector was the only positive contributor to performance.

*************************

3

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 6-13 of this report for additional performance information, including performance data based on market value.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

4

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5

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)

The Xtrackers Harvest CSI 300 China A-Shares ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index (the “Underlying Index”). The Underlying Index is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. The MSCI ACWI ex USA Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States). It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	CSI 300 Index	MSCI ACWI ex USA Index
One Year	-12.28%	-12.39%	-11.16%	-1.41%
Five Year	-0.99%	-1.03%	-0.19%	2.22%
Since Inception[1]	4.27%	4.23%	5.22%	3.16%

Cumulative Total Returns

	Net Asset Value	Market Value	CSI 300 Index	MSCI ACWI ex USA Index
One Year	-12.28%	-12.39%	-11.16%	-1.41%
Five Year	-4.84%	-5.06%	-0.96%	11.62%
Since Inception[1]	49.21%	48.69%	62.78%	34.74%

1 Total returns are calculated based on the commencement of operations, November 6, 2013 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022 was 0.65%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

6

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, November 6, 2013.

Sector Diversification* as of May 31, 2023

Financials	22.0%
Industrials	16.6%
Information Technology	16.2%
Consumer Staples	13.2%
Materials	9.0%
Health Care	7.5%
Consumer Discretionary	7.3%
Utilities	3.2%
Energy	2.0%
Real Estate	1.5%
Communication Services	1.5%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2023 (21.9% of Net Assets)

Description	% of Net Assets
Kweichow Moutai Co. Ltd.	5.6%
Contemporary Amperex Technology Co. Ltd.	3.2%
Ping An Insurance Group Co. of China Ltd.	2.8%
China Merchants Bank Co. Ltd.	2.2%
Wuliangye Yibin Co. Ltd.	1.7%
Midea Group Co. Ltd.	1.4%
Industrial Bank Co. Ltd.	1.3%
BYD Co. Ltd.	1.3%
China Yangtze Power Co. Ltd.	1.3%
Jiangsu Hengrui Pharmaceuticals Co. Ltd.	1.1%

* As a percent of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 15.

7

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the “Underlying Index”). The Underlying Index is designed to reflect the price fluctuation and performance of small-cap companies in the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market. The MSCI ACWI ex USA Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States). It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	CSI 500 Index	MSCI ACWI ex USA Index
One Year	-4.71%	-4.30%	-4.38%	-1.41%
Five Year	-0.60%	-0.68%	0.18%	2.22%
Since Inception[1]	3.59%	3.64%	5.09%	2.84%

Cumulative Total Returns

	Net Asset Value	Market Value	CSI 500 Index	MSCI ACWI ex USA Index
One Year	-4.71%	-4.30%	-4.38%	-1.41%
Five Year	-2.95%	-3.35%	0.92%	11.62%
Since Inception[1]	37.53%	38.14%	56.65%	28.79%

1 Total returns are calculated based on the commencement of operations, May 21, 2014 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022, was 0.65%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

8

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, May 21, 2014.

Sector Diversification* as of May 31, 2023

Information Technology	19.8%
Materials	19.8%
Industrials	14.8%
Health Care	11.6%
Financials	8.6%
Consumer Discretionary	6.6%
Consumer Staples	6.2%
Communication Services	4.2%
Utilities	3.4%
Real Estate	2.6%
Energy	2.4%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2023 (6.3% of Net Assets)

Description	% of Net Assets
Zhongji Innolight Co. Ltd.	1.0%
Kunlun Tech Co. Ltd.	0.8%
Cambricon Technologies Corp. Ltd.	0.8%
Zhejiang Supcon Technology Co. Ltd.	0.6%
Huagong Tech Co. Ltd.	0.6%
Sichuan Kelun Pharmaceutical Co. Ltd.	0.5%
Suzhou Dongshan Precision Manufacturing Co. Ltd.	0.5%
GEM Co. Ltd.	0.5%
Zhongjin Gold Corp. Ltd.	0.5%
Wintime Energy Co. Ltd.	0.5%

* As a percentage of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 20.

9

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All China Equity ETF (CN)

The Xtrackers MSCI All China Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China All Shares Index (the “Underlying Index”). The Underlying Index is designed to capture large- and mid-capitalization representation across all China securities listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index includes A-Shares, H-Shares, B-Shares, Red chips and P chips share classes, as well as securities of Chinese companies listed outside of China (e.g. American depository receipts). The Fund expects to obtain exposure to the A-Share components of the Underlying Index indirectly by investing in the Xtrackers MSCI China A Inclusion Equity ETF, an affiliated fund advised by DBX Advisors LLC (the “Advisor”). The Fund may also invest in Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF or other affiliated funds advised by the Advisor and sub-advised by Harvest Global Investments Limited. It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	MSCI China All Shares Index
One Year	-13.28%	-12.90%	-13.25%
Five Year	-4.60%	-4.69%	-4.12%
Since Inception[1]	4.92%	4.90%	4.36%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI China All Shares Index
One Year	-13.28%	-12.90%	-13.25%
Five Year	-20.96%	-21.37%	-18.99%
Since Inception[1]	54.69%	54.45%	47.45%

1 Total returns are calculated based on the commencement of operations, April 30, 2014 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022, was 0.79%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report. This expense ratio includes net expenses of the affiliated funds in which CN invests.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All China Equity ETF (CN) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, April 30, 2014.

Sector Diversification* as of May 31, 2023

Consumer Discretionary	18.5%
Financials	17.3%
Communication Services	11.9%
Industrials	10.0%
Information Technology	9.9%
Consumer Staples	9.1%
Health Care	7.4%
Materials	7.1%
Utilities	3.2%
Energy	3.1%
Real Estate	2.5%

Total	100.0%

Ten Largest Equity and ETF Holdings as of May 31, 2023 (72.2% of Net Assets)

Description	% of Net Assets
Xtrackers MSCI China A Inclusion Equity ETF	47.3%
Tencent Holdings Ltd.	7.5%
Alibaba Group Holding Ltd.	5.0%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	4.0%
Meituan	2.2%
China Construction Bank Corp.	1.9%
Ping An Insurance Group Co. of China Ltd.	1.2%
JD.com, Inc.	1.1%
Baidu, Inc.	1.0%
NetEase, Inc.	1.0%

* As a percentage of total investments excluding securities lending collateral and cash equivalents. Sector percentages include the sector allocations of the Fund’s investment in Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 28.

11

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI China A Inclusion Equity ETF (ASHX)

The Xtrackers MSCI China A Inclusion Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China A Inclusion Index (the “Underlying Index”). The Underlying Index is designed to track the equity market performance of China A-Shares that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program. China A-Shares are equity securities issued by companies incorporated in mainland China and are denominated in renminbi. The MSCI ACWI ex USA Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States). It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	MSCI China A Inclusion Index[2]	MSCI ACWI ex USA Index
One Year	-12.32%	-11.76%	-11.92%	-1.41%
Five Year	1.06%	1.13%	1.51%	2.22%
Since Inception[1]	1.28%	1.32%	0.94%	4.51%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI China A Inclusion Index[2]	MSCI ACWI ex USA Index
One Year	-12.32%	-11.76%	-11.92%	-1.41%
Five Year	5.40%	5.78%	7.78%	11.62%
Since Inception[1]	10.14%	10.52%	7.39%	39.98%

1 Total returns are calculated based on the commencement of operations, October 20, 2015 (“Inception”).

2 On June 4, 2018, the Fund changed its Underlying Index from CSI 300 USD Hedged Index to the Underlying Index. Returns reflect performance for the CSI 300 USD Hedged Index prior to June 4, 2018. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022, was 0.60%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report. This expense ratio includes net expenses of the affiliated funds in which ASHX invests.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

12

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI China A Inclusion Equity ETF (ASHX) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, October 20, 2015.

Sector Diversification* as of May 31, 2023

Financials	18.4%
Industrials	15.9%
Information Technology	15.1%
Consumer Staples	14.1%
Materials	11.3%
Health Care	8.9%
Consumer Discretionary	5.7%
Utilities	4.0%
Energy	3.1%
Communication Services	1.8%
Real Estate	1.7%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2023 (17.4% of Net Assets)

Description	% of Net Assets
Kweichow Moutai Co. Ltd.	5.1%
Contemporary Amperex Technology Co. Ltd.	2.5%
China Merchants Bank Co. Ltd.	1.7%
Wuliangye Yibin Co. Ltd.	1.6%
China Yangtze Power Co. Ltd.	1.4%
Ping An Insurance Group Co. of China Ltd.	1.3%
BYD Co. Ltd.	1.2%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	0.9%
Industrial Bank Co. Ltd.	0.9%
Luzhou Laojiao Co. Ltd.	0.8%

* As a percent of total investments excluding cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 33.

13

DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other fund expenses. In the most recent six-month period Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers MSCI All China Equity ETF limited these expenses; had they not done so, expenses would have been higher. In addition to the ongoing expenses which each Fund bears directly, the Xtrackers MSCI All China Equity ETF shareholders indirectly bear the expenses of Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Underlying Funds”) in which the Xtrackers MSCI All China Equity ETF invests. The Underlying Funds’ expenses are not included in Xtrackers MSCI All China Equity ETF’s annualized expense ratios used to calculate the expense estimate in the tables. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2022 to, May 31, 2023).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers Harvest CSI 300 China A-Shares ETF
Actual	$1,000.00	$971.50	0.65%	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Actual	$1,000.00	$975.10	0.65%	$3.20
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
Xtrackers MSCI All China Equity ETF (2)
Actual	$1,000.00	$950.50	0.20%	$0.97
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	0.20%	$1.01
Xtrackers MSCI China A Inclusion Equity ETF
Actual	$1,000.00	$960.00	0.60%	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

(2) The Fund invests in other ETFs and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

14

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF

May 31, 2023

	Number of Shares	Value
COMMON STOCKS — 99.7%
Communication Services — 1.5%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,313,304	$6,022,866
China United Network Communications Ltd., Class A	18,110,681	12,519,520
Focus Media Information Technology Co. Ltd., Class A	9,486,353	8,557,011
Mango Excellent Media Co. Ltd., Class A	710,589	2,921,330
Zhejiang Century Huatong Group Co. Ltd., Class A*	5,588,913	4,884,335

(Cost $29,465,717)		34,905,062

Consumer Discretionary — 7.3%
Beijing Roborock Technology Co. Ltd., Class A	50,477	2,145,817
BYD Co. Ltd., Class A	836,195	29,802,132
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A*	135,424	2,016,352
China Tourism Group Duty Free Corp. Ltd., Class A	896,448	15,504,970
Chongqing Changan Automobile Co. Ltd., Class A	4,608,484	7,737,734
Ecovacs Robotics Co. Ltd., Class A	209,092	2,034,147
Fuyao Glass Industry Group Co. Ltd., Class A	1,551,644	7,072,301
Great Wall Motor Co. Ltd., Class A*	1,151,577	3,655,081
Gree Electric Appliances, Inc. of Zhuhai, Class A	4,155,419	19,255,431
Guangzhou Automobile Group Co. Ltd., Class A	2,143,482	3,068,893
Haier Smart Home Co. Ltd., Class A	3,513,308	10,603,232
Huali Industrial Group Co. Ltd., Class A	141,657	787,774
Huayu Automotive Systems Co. Ltd., Class A	1,498,654	3,676,490
Huizhou Desay Sv Automotive Co. Ltd., Class A	264,234	4,212,671
Midea Group Co. Ltd., Class A	4,472,521	32,256,069
Ningbo Tuopu Group Co. Ltd., Class A	429,530	3,508,178
Oppein Home Group, Inc., Class A	173,828	2,316,567
SAIC Motor Corp. Ltd., Class A	4,429,401	8,351,900
Shandong Linglong Tyre Co. Ltd., Class A	568,291	1,700,741
Shenzhen Overseas Chinese Town Co. Ltd., Class A	3,678,557	2,455,042
TCL Technology Group Corp., Class A	13,602,647	7,377,318
Zhejiang Supor Co. Ltd., Class A	183,037	1,149,824

(Cost $164,879,908)		170,688,664

Consumer Staples — 13.1%
Anhui Gujing Distillery Co. Ltd., Class A	151,199	5,351,793
Chongqing Brewery Co. Ltd., Class A	218,027	2,732,824
Eastroc Beverage Group Co. Ltd., Class A*	40,400	900,212
Foshan Haitian Flavouring & Food Co. Ltd., Class A*	1,276,277	10,848,963

	Number of Shares	Value
Consumer Staples (Continued)
Guangdong Haid Group Co. Ltd., Class A	786,441	$5,109,422
Henan Shuanghui Investment & Development Co. Ltd., Class A	996,727	3,442,278
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	5,850,157	23,680,920
Jiangsu King’s Luck Brewery JSC Ltd., Class A*	595,982	4,663,351
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	548,080	10,337,456
Kweichow Moutai Co. Ltd., Class A	568,005	129,997,309
Luzhou Laojiao Co. Ltd., Class A	671,129	19,239,236
Muyuan Foods Co. Ltd., Class A	2,429,112	13,669,034
New Hope Liuhe Co. Ltd., Class A*	2,016,027	3,192,332
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	445,432	13,132,178
Tsingtao Brewery Co. Ltd., Class A	325,782	4,358,102
Wens Foodstuffs Group Co. Ltd., Class A	4,803,754	11,352,579
Wuliangye Yibin Co. Ltd., Class A	1,761,978	39,902,436
Yihai Kerry Arawana Holdings Co. Ltd., Class A	548,893	3,100,285
Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	115,674	1,498,654

(Cost $241,791,441)		306,509,364

Energy — 2.1%
China Coal Energy Co. Ltd., Class A	1,661,698	1,905,153
China Oilfield Services Ltd., Class A	564,285	1,119,492
China Petroleum & Chemical Corp., Class A	12,439,898	11,116,338
China Shenhua Energy Co. Ltd., Class A	3,099,745	12,294,889
PetroChina Co. Ltd., Class A	9,041,941	9,528,196
Shaanxi Coal Industry Co. Ltd., Class A	3,654,216	8,605,102
Yankuang Energy Group Co. Ltd., Class A	836,314	3,187,917

(Cost $38,125,225)		47,757,087

Financials — 21.9%
Agricultural Bank of China Ltd., Class A	30,249,000	14,960,340
Bank of Beijing Co. Ltd., Class A	14,188,843	9,429,658
Bank of Chengdu Co. Ltd., Class A	2,079,856	3,673,299
Bank of China Ltd., Class A	20,368,500	11,161,214
Bank of Communications Co. Ltd., Class A	25,919,550	21,304,488
Bank of Hangzhou Co. Ltd., Class A	2,760,833	4,503,603
Bank of Jiangsu Co. Ltd., Class A*	11,342,265	11,824,737
Bank of Nanjing Co. Ltd., Class A	4,904,253	5,815,715
Bank of Ningbo Co. Ltd., Class A	3,619,551	12,510,585
Bank of Shanghai Co. Ltd., Class A	9,248,988	8,018,020
China CITIC Bank Corp. Ltd., Class A	3,437,829	3,115,529
China Construction Bank Corp., Class A	6,990,328	6,285,869
China Everbright Bank Co. Ltd., Class A	21,321,573	9,436,644

See Notes to Financial Statements.	15

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2023

	Number of Shares	Value
Financials (Continued)
China Galaxy Securities Co. Ltd., Class A	1,188,117	$1,896,380
China International Capital Corp. Ltd., Class A	819,010	4,792,830
China Life Insurance Co. Ltd., Class A	1,558,085	8,174,350
China Merchants Bank Co. Ltd., Class A	11,253,984	51,073,614
China Merchants Securities Co. Ltd., Class A	3,390,835	6,627,070
China Minsheng Banking Corp. Ltd., Class A	22,718,808	12,640,624
China Pacific Insurance Group Co. Ltd., Class A	3,174,980	12,423,786
CITIC Securities Co. Ltd., Class A	8,978,248	25,292,617
CSC Financial Co. Ltd., Class A	1,211,850	4,323,141
East Money Information Co. Ltd., Class A	11,652,096	22,953,021
Everbright Securities Co. Ltd., Class A	1,805,627	4,018,565
Founder Securities Co. Ltd., Class A	3,976,738	3,900,050
GF Securities Co. Ltd., Class A	2,720,402	5,695,176
Guosen Securities Co. Ltd., Class A	2,669,751	3,454,762
Guotai Junan Securities Co. Ltd., Class A	4,156,432	8,643,112
Haitong Securities Co. Ltd., Class A	8,853,374	11,705,398
Hithink RoyalFlush Information Network Co. Ltd., Class A	210,190	4,750,003
Hongta Securities Co. Ltd., Class A	884,910	984,719
Huatai Securities Co. Ltd., Class A	4,710,288	8,954,329
Huaxia Bank Co. Ltd., Class A	6,129,861	4,978,130
Industrial & Commercial Bank of China Ltd., Class A	32,350,184	21,953,899
Industrial Bank Co. Ltd., Class A	13,317,670	30,986,773
Industrial Securities Co. Ltd., Class A	6,377,536	5,483,933
New China Life Insurance Co. Ltd., Class A	756,260	3,909,207
Orient Securities Co. Ltd., Class A	4,837,205	6,721,691
People’s Insurance Co. Group of China Ltd., Class A	3,231,298	2,778,537
Ping An Bank Co. Ltd., Class A	8,845,121	14,416,159
Ping An Insurance Group Co. of China Ltd., Class A	9,854,142	65,073,543
Postal Savings Bank of China Co. Ltd., Class A	10,340,900	7,468,085
SDIC Capital Co. Ltd., Class A	2,354,749	2,444,988
Shanghai Pudong Development Bank Co. Ltd., Class A	10,702,249	11,052,236
Shenwan Hongyuan Group Co. Ltd., Class A	8,466,434	5,614,748
Zheshang Securities Co. Ltd., Class A	1,799,250	2,528,013
Zhongtai Securities Co. Ltd., Class A	2,358,175	2,256,373

(Cost $496,932,998)		512,009,563

Health Care — 7.5%
Aier Eye Hospital Group Co. Ltd., Class A	3,300,537	12,428,170
Asymchem Laboratories Tianjin Co. Ltd., Class A	187,033	3,463,550

	Number of Shares	Value
Health Care (Continued)
Beijing Tongrentang Co. Ltd., Class A	648,996	$5,524,980
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A*	168,165	2,197,386
Bloomage Biotechnology Corp. Ltd., Class A*	89,826	1,111,774
Changchun High & New Technology Industry Group, Inc., Class A	294,721	6,600,657
Chongqing Zhifei Biological Products Co. Ltd., Class A	732,543	7,234,598
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	691,061	3,485,769
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	264,265	2,566,812
Hangzhou Tigermed Consulting Co. Ltd., Class A*	483,982	5,494,502
Huadong Medicine Co. Ltd., Class A	827,380	4,526,773
Hualan Biological Engineering, Inc., Class A	1,018,680	3,224,681
Imeik Technology Development Co. Ltd., Class A	100,505	6,363,070
Jafron Biomedical Co. Ltd., Class A	436,224	1,693,473
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	4,105,539	26,275,218
Ovctek China, Inc., Class A	401,227	1,572,831
Pharmaron Beijing Co. Ltd., Class A	455,142	2,948,055
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	1,155,935	5,064,042
Shanghai RAAS Blood Products Co. Ltd., Class A	4,542,120	4,288,601
Shenzhen Kangtai Biological Products Co. Ltd., Class A	601,017	2,346,730
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	448,091	18,924,050
Topchoice Medical Corp., Class A*	204,492	3,038,396
Walvax Biotechnology Co. Ltd., Class A	1,472,316	5,976,355
WuXi AppTec Co. Ltd., Class A	1,879,006	17,160,475
Yunnan Baiyao Group Co. Ltd., Class A	697,664	5,278,613
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	279,922	11,964,210
Zhejiang NHU Co. Ltd., Class A*	1,687,381	3,579,958

(Cost $179,492,973)		174,333,729

Industrials — 16.5%
AECC Aviation Power Co. Ltd., Class A	1,498,836	8,371,032
Air China Ltd., Class A*	3,354,237	4,109,585
Beijing New Building Materials PLC, Class A	943,377	3,012,815
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	23,407,783	18,976,839
China CSSC Holdings Ltd., Class A	1,729,126	7,001,779
China Eastern Airlines Corp. Ltd., Class A*	5,227,624	3,430,117
China Energy Engineering Corp. Ltd., Class A	13,845,177	4,668,717

See Notes to Financial Statements.	16

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2023

	Number of Shares	Value
Industrials (Continued)
China National Chemical Engineering Co. Ltd., Class A	3,543,902	$4,257,313
China Railway Group Ltd., Class A	10,007,366	11,093,908
China Southern Airlines Co. Ltd., Class A*	5,133,166	4,522,105
China State Construction Engineering Corp. Ltd., Class A	20,264,520	16,798,717
Contemporary Amperex Technology Co. Ltd., Class A	2,408,667	74,849,819
COSCO SHIPPING Holdings Co. Ltd., Class A	5,919,396	8,682,917
CRRC Corp. Ltd., Class A	12,556,899	12,420,608
Daqin Railway Co. Ltd., Class A	6,218,128	6,674,839
Eve Energy Co. Ltd., Class A	1,134,073	10,197,854
FAW Jiefang Group Co. Ltd., Class A	991,587	1,128,506
Ginlong Technologies Co. Ltd., Class A*	191,719	2,688,605
Gongniu Group Co. Ltd., Class A*	84,459	1,796,634
Gotion High-tech Co. Ltd., Class A	1,038,156	3,881,462
Han’s Laser Technology Industry Group Co. Ltd., Class A	822,729	2,792,811
Hoyuan Green Energy Co. Ltd., Class A	193,116	2,095,521
Jiangsu Hengli Hydraulic Co. Ltd., Class A	504,420	3,866,824
Metallurgical Corp. of China Ltd., Class A	7,729,509	4,376,680
Ming Yang Smart Energy Group Ltd., Class A	1,539,060	3,799,401
NARI Technology Co. Ltd., Class A	3,205,676	12,359,233
Ningbo Deye Technology Co. Ltd., Class A	167,940	3,195,868
Ningbo Ronbay New Energy Technology Co. Ltd., Class A	254,643	2,059,398
Power Construction Corp. of China Ltd., Class A	6,582,528	6,131,886
Sany Heavy Industry Co. Ltd., Class A	5,532,637	11,411,586
SF Holding Co. Ltd., Class A	2,259,791	15,027,701
Shanghai International Airport Co. Ltd., Class A*	955,273	6,254,624
Shanghai International Port Group Co. Ltd., Class A	3,298,447	2,442,350
Shanghai M&G Stationery, Inc., Class A	377,178	2,253,344
Shenzhen Inovance Technology Co. Ltd., Class A	1,753,071	14,554,633
Sichuan Road & Bridge Group Co. Ltd., Class A	1,892,000	4,040,662
Spring Airlines Co. Ltd., Class A*	381,195	3,095,728
Sungrow Power Supply Co. Ltd., Class A	961,138	14,873,686
Sunwoda Electronic Co. Ltd., Class A	1,228,858	2,748,733
Suzhou Maxwell Technologies Co. Ltd., Class A	132,712	2,946,151
TBEA Co. Ltd., Class A	3,603,711	11,326,708
Weichai Power Co. Ltd., Class A	5,271,334	8,561,821

	Number of Shares	Value
Industrials (Continued)
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	1,045,260	$4,941,937
XCMG Construction Machinery Co. Ltd., Class A	5,978,087	5,022,861
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	2,753,824	4,209,717
YTO Express Group Co. Ltd., Class A	1,620,444	3,503,970
Yunda Holding Co. Ltd., Class A	1,311,835	2,101,222
Zhejiang Chint Electrics Co. Ltd., Class A	1,013,592	3,724,111
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	2,030,701	7,415,493
Zhuzhou CRRC Times Electric Co. Ltd., Class A	259,820	1,670,500
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	5,097,353	4,533,526

(Cost $399,290,729)		385,902,857

Information Technology — 16.2%
360 Security Technology, Inc., Class A	2,792,268	5,472,920
Advanced Micro-Fabrication Equipment Inc China, Class A*	416,271	10,138,244
Avary Holding Shenzhen Co. Ltd., Class A	829,059	2,961,070
Beijing Kingsoft Office Software, Inc., Class A*	177,375	10,766,237
BOE Technology Group Co. Ltd., Class A*	38,492,025	21,470,841
Chaozhou Three-Circle Group Co. Ltd., Class A	1,437,758	6,090,612
China Resources Microelectronics Ltd., Class A	707,733	5,914,639
China Zhenhua Group Science & Technology Co. Ltd., Class A	381,600	4,943,415
Flat Glass Group Co. Ltd., Class A	557,658	2,529,235
Foxconn Industrial Internet Co. Ltd., Class A	4,062,031	10,301,684
GigaDevice Semiconductor, Inc., Class A	646,967	10,071,860
Glodon Co. Ltd., Class A	1,306,759	6,303,142
GoerTek, Inc., Class A	2,284,291	5,899,086
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A*	378,953	3,303,809
Hangzhou First Applied Material Co. Ltd., Class A	755,029	3,250,425
Hangzhou Silan Microelectronics Co. Ltd., Class A	921,727	4,137,719
Hundsun Technologies, Inc., Class A	1,479,094	8,828,117
Iflytek Co. Ltd., Class A	1,764,995	14,817,303
Ingenic Semiconductor Co. Ltd., Class A	267,422	3,547,716
Inspur Electronic Information Industry Co. Ltd., Class A*	1,018,475	6,376,514
JA Solar Technology Co. Ltd., Class A	1,300,249	6,576,833
JCET Group Co. Ltd., Class A	1,530,564	6,709,557
Lens Technology Co. Ltd., Class A	2,164,387	3,536,734

See Notes to Financial Statements.	17

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2023

	Number of Shares	Value
Information Technology (Continued)
Lingyi iTech Guangdong Co., Class A*	3,684,504	$3,261,425
LONGi Green Energy Technology Co. Ltd., Class A	5,639,903	22,837,754
Luxshare Precision Industry Co. Ltd., Class A	4,656,725	17,862,039
Maxscend Microelectronics Co. Ltd., Class A	317,738	3,957,188
Montage Technology Co. Ltd., Class A	784,242	7,030,052
National Silicon Industry Group Co. Ltd., Class A*	1,212,072	3,814,733
NAURA Technology Group Co. Ltd., Class A	252,221	10,753,657
Ninestar Corp., Class A	882,231	4,847,947
Qi An Xin Technology Group, Inc., Class A*	288,523	2,408,800
Sangfor Technologies, Inc., Class A	243,315	4,259,999
SG Micro Corp., Class A	250,177	3,811,752
Shanghai Baosight Software Co. Ltd., Class A	656,730	4,893,237
Shengyi Technology Co. Ltd., Class A	1,537,081	3,295,635
Shennan Circuits Co. Ltd., Class A	299,052	3,291,683
Shenzhen Transsion Holdings Co. Ltd., Class A	329,866	5,828,185
StarPower Semiconductor Ltd., Class A	76,600	2,347,643
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	2,435,856	12,714,468
Thunder Software Technology Co. Ltd., Class A	309,021	4,246,339
Tongwei Co. Ltd., Class A	2,541,189	12,182,426
Trina Solar Co. Ltd., Class A	1,039,996	5,742,645
Unigroup Guoxin Microelectronics Co. Ltd., Class A	665,954	8,622,383
Unisplendour Corp. Ltd., Class A	1,967,086	9,015,609
Will Semiconductor Co. Ltd. Shanghai, Class A	716,738	10,059,357
Wingtech Technology Co. Ltd., Class A	745,126	5,224,179
Wuhan Guide Infrared Co. Ltd., Class A*	1,647,409	2,377,167
Xinjiang Daqo New Energy Co. Ltd., Class A	342,143	2,052,689
Yealink Network Technology Corp. Ltd., Class A*	417,023	3,105,444
Yonyou Network Technology Co. Ltd., Class A	2,000,474	5,587,751
Zhejiang Dahua Technology Co. Ltd., Class A	2,148,859	5,990,146
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	665,072	6,443,038
ZTE Corp., Class A	3,093,425	15,290,554

(Cost $357,314,300)		377,103,636

Materials — 8.9%
Aluminum Corp. of China Ltd., Class A	7,414,467	5,635,922
Anhui Conch Cement Co. Ltd., Class A	2,258,616	7,952,639
Baoshan Iron & Steel Co. Ltd., Class A	8,720,609	7,204,634

	Number of Shares	Value
Materials (Continued)
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	1,856,316	$6,841,290
Cathay Biotech, Inc., Class A	168,834	1,243,022
China Jushi Co. Ltd., Class A	2,312,309	4,428,223
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	2,019,071	6,768,771
Citic Pacific Special Steel Group Co. Ltd., Class A	984,852	2,088,084
CMOC Group Ltd., Class A	6,792,285	5,000,748
CNGR Advanced Material Co. Ltd., Class A*	178,200	1,441,424
Ganfeng Lithium Group Co. Ltd., Class A	1,044,967	9,102,947
Guangzhou Tinci Materials Technology Co. Ltd., Class A	1,078,638	6,196,987
Hengli Petrochemical Co. Ltd., Class A	1,947,583	4,320,817
Hoshine Silicon Industry Co. Ltd., Class A	218,308	2,066,139
Huafon Chemical Co. Ltd., Class A	2,005,402	1,893,470
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	21,530,727	5,536,019
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	3,265,973	2,014,489
Jiangsu Eastern Shenghong Co. Ltd., Class A	1,819,400	2,975,562
Jiangxi Copper Co. Ltd., Class A	1,094,401	2,844,697
LB Group Co. Ltd., Class A	1,361,850	3,002,203
Ningbo Shanshan Co. Ltd., Class A*	1,039,800	2,156,373
Ningxia Baofeng Energy Group Co. Ltd., Class A	2,093,174	3,573,299
Qinghai Salt Lake Industry Co. Ltd., Class A*	4,977,685	13,141,410
Rongsheng Petrochemical Co. Ltd., Class A	2,802,137	4,567,043
Satellite Chemical Co. Ltd., Class A	1,565,539	2,786,944
Shandong Gold Mining Co. Ltd., Class A	1,825,666	6,476,950
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	1,429,438	5,858,542
Shandong Nanshan Aluminum Co. Ltd., Class A	6,802,390	2,876,841
Shanghai Putailai New Energy Technology Co. Ltd., Class A	946,333	4,722,856
Shanxi Meijin Energy Co. Ltd., Class A	2,448,367	2,466,513
Shenzhen Dynanonic Co. Ltd., Class A	180,000	2,780,962
Tianqi Lithium Corp., Class A*	946,087	9,562,893
Wanhua Chemical Group Co. Ltd., Class A	1,745,314	20,172,051
Xinjiang Tianshan Cement Co. Ltd., Class A	661,551	791,937
YongXing Special Materials Technology Co. Ltd., Class A	249,140	2,214,072
Yunnan Energy New Material Co. Ltd., Class A*	492,074	6,286,047
Zangge Mining Co. Ltd., Class A	606,801	1,959,224

See Notes to Financial Statements.	18

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2023

	Number of Shares	Value
Materials (Continued)
Zhejiang Huayou Cobalt Co. Ltd., Class A	1,172,036	$7,616,237
Zijin Mining Group Co. Ltd., Class A	13,244,762	19,893,429

(Cost $221,309,984)		208,461,710

Real Estate — 1.5%
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	2,917,224	5,197,288
China Vanke Co. Ltd., Class A	6,241,349	12,487,521
Gemdale Corp., Class A	2,811,636	2,864,078
Greenland Holdings Corp. Ltd., Class A*	3,357,246	1,382,098
Poly Developments and Holdings Group Co. Ltd., Class A	6,609,492	11,831,104
Seazen Holdings Co. Ltd., Class A*	755,843	1,484,659

(Cost $41,773,712)		35,246,748

Utilities — 3.2%
CGN Power Co. Ltd., Class A	8,099,779	3,539,332
China Longyuan Power Group Corp. Ltd., Class A	101,900	297,657
China National Nuclear Power Co. Ltd., Class A	8,884,901	8,788,466
China Three Gorges Renewables Group Co. Ltd., Class A	8,160,900	6,226,237

	Number of Shares	Value
Utilities (Continued)
China Yangtze Power Co. Ltd., Class A	9,281,595	$29,355,258
ENN Natural Gas Co. Ltd., Class A	884,600	2,406,246
GD Power Development Co. Ltd., Class A*	8,676,453	4,973,821
Huaneng Lancang River Hydropower, Inc., Class A	2,203,200	2,321,683
Huaneng Power International, Inc., Class A*	4,139,242	5,920,472
SDIC Power Holdings Co. Ltd., Class A	3,099,466	5,744,067
Sichuan Chuantou Energy Co. Ltd., Class A	2,012,467	4,213,110

(Cost $61,508,753)		73,786,349

TOTAL COMMON STOCKS (Cost $2,231,885,740)		2,326,704,769

TOTAL INVESTMENTS — 99.7% (Cost $2,231,885,740)		$2,326,704,769
Other assets and liabilities, net — 0.3%		6,362,559

NET ASSETS — 100.0%		$2,333,067,328

*	Non-income producing security.

JSC:	Joint Stock Company

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$2,326,704,769	$—	$—	$2,326,704,769

TOTAL	$2,326,704,769	$—	$—	$2,326,704,769

(a)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	19

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

May 31, 2023

	Number of Shares	Value
COMMON STOCKS — 99.5%
Communication Services — 4.1%
Beijing Enlight Media Co. Ltd., Class A	32,700	$40,478
Beijing Jetsen Technology Co. Ltd., Class A*	56,500	49,218
Bluefocus Intelligent Communications Group Co. Ltd., Class A	68,800	106,043
China South Publishing & Media Group Co. Ltd., Class A	21,100	40,082
Chinese Universe Publishing and Media Group Co. Ltd., Class A	17,389	39,165
G-bits Network Technology Xiamen Co. Ltd., Class A	1,173	92,273
Inmyshow Digital Technology Group Co. Ltd., Class A	25,300	25,914
Jiangsu Broadcasting Cable Information Network Corp. Ltd., Class A	81,300	40,095
Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A	21,700	40,459
Kunlun Tech Co. Ltd., Class A	26,800	216,027
Leo Group Co. Ltd., Class A*	187,695	60,919
NanJi E-Commerce Co. Ltd., Class A	54,400	30,497
Oriental Pearl Group Co. Ltd., Class A	57,000	66,793
People.cn Co. Ltd., Class A	15,500	41,813
Perfect World Co. Ltd., Class A	38,300	98,855
Wanda Film Holding Co. Ltd., Class A*	30,300	52,321
Wasu Media Holding Co. Ltd., Class A	24,500	30,774

(Cost $810,272)		1,071,726

Consumer Discretionary — 6.6%
Anhui Jianghuai Automobile Group Corp. Ltd., Class A	49,300	80,836
Anhui Zhongding Sealing Parts Co. Ltd., Class A	22,800	38,570
Autel Intelligent Technology Corp. Ltd., Class A	7,822	32,630
Beiqi Foton Motor Co. Ltd., Class A*	142,400	62,224
Bethel Automotive Safety Systems Co. Ltd., Class A	7,100	70,638
BTG Hotels Group Co. Ltd., Class A	18,845	52,453
China Grand Automotive Services Group Co. Ltd., Class A*	109,400	31,664
Chow Tai Seng Jewellery Co. Ltd., Class A	12,300	29,189
DongFeng Automobile Co. Ltd., Class A	23,900	18,771
Easyhome New Retail Group Co. Ltd., Class A*	53,200	28,329
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd., Class A	9,117	21,059
Hang Zhou Great Star Industrial Co. Ltd., Class A*	20,353	49,444
Hangzhou Robam Appliances Co. Ltd., Class A	13,400	43,981
Hisense Visual Technology Co. Ltd., Class A	22,200	67,687
HLA Group Corp. Ltd., Class A	49,600	48,992
Jason Furniture Hangzhou Co. Ltd., Class A	13,800	68,445

	Number of Shares	Value
Consumer Discretionary (Continued)
Joyoung Co. Ltd., Class A	9,201	$18,565
Keboda Technology Co. Ltd., Class A	1,500	11,263
KingClean Electric Co. Ltd., Class A	3,800	13,049
Liaoning Cheng Da Co. Ltd., Class A	29,258	54,222
Ninebot Ltd.*	12,408	56,973
Ningbo Huaxiang Electronic Co. Ltd., Class A	15,000	26,598
Ningbo Joyson Electronic Corp., Class A	27,220	60,618
Sailun Group Co. Ltd., Class A*	69,700	101,652
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	52,500	52,447
Shenzhen Kedali Industry Co. Ltd., Class A	3,900	69,652
Shenzhen MTC Co. Ltd., Class A*	63,000	44,170
Sichuan Changhong Electric Co. Ltd., Class A	104,100	66,404
Songcheng Performance Development Co. Ltd., Class A	44,500	79,405
Suofeiya Home Collection Co. Ltd., Class A	17,918	39,324
Tianneng Battery Group Co. Ltd., Class A	4,139	20,441
Wangfujing Group Co. Ltd., Class A	22,330	65,102
Wanxiang Qianchao Co. Ltd., Class A	43,200	31,867
Weifu High-Technology Group Co. Ltd., Class A	15,700	32,978
Wuchan Zhongda Group Co. Ltd., Class A	85,800	62,084
Xiamen Intretech, Inc., Class A	8,630	23,342
Zhejiang Semir Garment Co. Ltd., Class A	24,300	20,691

(Cost $1,845,780)		1,695,759

Consumer Staples — 6.2%
Angel Yeast Co. Ltd., Class A	14,800	75,651
Anhui Kouzi Distillery Co. Ltd., Class A	9,900	75,253
Anjoy Foods Group Co. Ltd., Class A	4,900	106,113
Beijing Dabeinong Technology Group Co. Ltd., Class A	93,962	84,889
Beijing Yanjing Brewery Co. Ltd., Class A	38,800	63,019
Bestore Co. Ltd., Class A*	3,500	13,818
Bright Dairy & Food Co. Ltd., Class A	20,800	32,381
By-health Co. Ltd., Class A	29,000	92,657
C&S Paper Co. Ltd., Class A*	22,400	36,823
Chacha Food Co. Ltd., Class A	8,600	50,206
Chongqing Fuling Zhacai Group Co. Ltd., Class A*	17,738	58,643
COFCO Sugar Holding Co. Ltd., Class A	31,100	35,351
DaShenLin Pharmaceutical Group Co. Ltd., Class A	10,760	49,210
Fujian Sunner Development Co. Ltd., Class A	21,600	57,420
Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A	14,500	54,946
Heilongjiang Agriculture Co. Ltd., Class A	21,400	40,200
Juewei Food Co. Ltd., Class A	10,300	55,384
Laobaixing Pharmacy Chain JSC, Class A	8,320	38,155
MeiHua Holdings Group Co. Ltd., Class A	59,600	74,864
Pengdu Agriculture & Animal Husbandry Co. Ltd., Class A*	91,020	24,170

See Notes to Financial Statements.	20

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2023

	Number of Shares	Value
Consumer Staples (Continued)
Proya Cosmetics Co. Ltd., Class A	5,698	$96,135
Shanghai Bailian Group Co. Ltd., Class A	22,300	42,800
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	14,600	69,808
Shanghai Flyco Electrical Appliance Co. Ltd., Class A	1,400	13,001
Shanghai Jahwa United Co. Ltd., Class A	9,664	39,010
Sichuan Teway Food Group Co. Ltd., Class A	9,259	19,709
Tech-Bank Food Co. Ltd., Class A*	41,520	25,260
Toly Bread Co. Ltd., Class A	18,172	26,681
Yantai Changyu Pioneer Wine Co. Ltd., Class A	3,500	14,901
Yifeng Pharmacy Chain Co. Ltd., Class A	10,200	71,112
Yuan Longping High-tech Agriculture Co. Ltd., Class A*	30,454	62,729

(Cost $1,771,562)		1,600,299

Energy — 2.4%
China Merchants Energy Shipping Co. Ltd., Class A	91,000	73,007
China Petroleum Engineering Corp.	51,500	28,727
China Suntien Green Energy Corp. Ltd., Class A	7,600	9,685
CNOOC Energy Technology & Services Ltd., Class A	65,200	30,230
COFCO Capital Holdings Co. Ltd., Class A	26,000	29,371
COSCO SHIPPING Energy Transportation Co. Ltd., Class A*	39,200	61,632
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	21,100	39,341
Jizhong Energy Resources Co. Ltd., Class A	29,400	30,031
Oriental Energy Co. Ltd., Class A	25,900	30,422
Pingdingshan Tianan Coal Mining Co. Ltd., Class A	38,700	43,446
Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	33,370	58,514
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	33,700	88,544
Sinopec Oilfield Service Corp., Class A*	128,500	37,373
Yantai Jereh Oilfield Services Group Co. Ltd., Class A*	14,441	49,508

(Cost $480,045)		609,831

Financials — 8.6%
AVIC Industry-Finance Holdings Co. Ltd., Class A	147,400	79,942
Bank of Changsha Co. Ltd., Class A	56,800	64,005
Bank of Guiyang Co. Ltd., Class A	83,700	66,445
Bank of Lanzhou Co. Ltd., Class A	21,500	8,670
Bank of Qingdao Co. Ltd., Class A*	51,270	23,628
Bank of Suzhou Co. Ltd., Class A	105,210	100,520
Bank of Xi’an Co. Ltd., Class A	38,500	20,447
Bank of Zhengzhou Co. Ltd., Class A*	146,906	47,681
BOC International China Co. Ltd., Class A	47,300	72,306
Caida Securities Co. Ltd., Class A	36,900	38,521

	Number of Shares	Value
Financials (Continued)
Caitong Securities Co. Ltd., Class A	91,525	$96,190
Changjiang Securities Co. Ltd., Class A	108,798	91,872
China Great Wall Securities Co. Ltd., Class A*	33,700	40,011
Chinalin Securities Co. Ltd., Class A	8,800	16,519
Chongqing Rural Commercial Bank Co. Ltd., Class A	179,600	99,676
Dongxing Securities Co. Ltd., Class A	54,700	62,945
First Capital Securities Co. Ltd., Class A	96,400	79,507
Guangzhou Yuexiu Capital Holdings Group Co. Ltd., Class A	41,755	39,659
Guolian Securities Co. Ltd., Class A	33,700	45,455
Guosheng Financial Holding, Inc., Class A*	33,787	38,214
Guoyuan Securities Co. Ltd., Class A	73,800	69,474
Huaan Securities Co. Ltd., Class A	80,715	55,570
Huaxi Securities Co. Ltd., Class A	44,500	51,895
Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	78,955	78,652
Jiangsu Financial Leasing Co. Ltd., Class A*	34,100	30,232
Minmetals Capital Co. Ltd., Class A	63,800	50,110
Nanjing Securities Co. Ltd., Class A	63,700	76,344
Polaris Bay Group Co. Ltd., Class A*	30,300	26,395
Qilu Bank Co. Ltd., Class A	64,100	36,656
Qingdao Rural Commercial Bank Corp., Class A	109,200	42,500
Sealand Securities Co. Ltd., Class A	110,370	52,880
Shaanxi International Trust Co. Ltd., Class A*	61,990	28,045
Shanxi Securities Co. Ltd., Class A	62,240	50,895
Sinolink Securities Co. Ltd., Class A	64,200	79,198
SooChow Securities Co. Ltd., Class A	113,220	114,378
Southwest Securities Co. Ltd., Class A	96,600	50,491
Tianfeng Securities Co. Ltd., Class A	198,500	83,670
Western Securities Co. Ltd., Class A	77,300	70,379
Xiamen Bank Co. Ltd., Class A	37,300	29,192
Yongan Futures Co. Ltd., Class A	5,300	12,637

(Cost $2,688,044)		2,221,806

Health Care — 11.5%
Anhui Anke Biotechnology Group Co. Ltd., Class A	33,808	47,787
Apeloa Pharmaceutical Co. Ltd., Class A	16,700	43,526
Autobio Diagnostics Co. Ltd., Class A	6,700	53,461
Beijing Tiantan Biological Products Corp. Ltd., Class A	23,400	91,729
Betta Pharmaceuticals Co. Ltd., Class A*	7,000	55,441
BGI Genomics Co. Ltd., Class A	7,000	57,920
CanSino Biologics, Inc., Class A	1,875	23,449
China Animal Husbandry Industry Co. Ltd., Class A	14,757	25,607
China Meheco Co. Ltd., Class A	21,021	40,759
China National Medicines Corp. Ltd., Class A	10,633	59,759
China Resources Double Crane Pharmaceutical Co. Ltd., Class A	11,849	31,082

See Notes to Financial Statements.	21

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2023

	Number of Shares	Value
Health Care (Continued)
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	11,318	$103,873
Contec Medical Systems Co. Ltd., Class A*	4,400	16,011
Daan Gene Co. Ltd., Class A*	27,718	47,668
Dian Diagnostics Group Co. Ltd., Class A	13,940	50,043
Double Medical Technology, Inc., Class A*	1,600	7,646
Guangzhou Wondfo Biotech Co. Ltd., Class A	7,540	31,867
Hainan Poly Pharm Co. Ltd., Class A	7,399	20,231
Haisco Pharmaceutical Group Co. Ltd., Class A	6,600	22,988
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A*	10,600	47,227
Humanwell Healthcare Group Co. Ltd., Class A	32,000	118,068
Intco Medical Technology Co. Ltd., Class A	12,920	41,462
iRay Technology Co. Ltd., Class A	1,363	53,752
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	17,085	80,201
Jilin Aodong Pharmaceutical Group Co. Ltd., Class A	26,400	62,836
Jinyu Bio-Technology Co. Ltd., Class A	31,804	45,803
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	32,556	62,804
Joinn Laboratories China Co. Ltd., Class A	6,240	39,646
Jointown Pharmaceutical Group Co. Ltd., Class A	26,300	59,936
Lepu Medical Technology Beijing Co. Ltd., Class A	37,200	129,100
Livzon Pharmaceutical Group, Inc., Class A*	10,762	59,245
Maccura Biotechnology Co. Ltd., Class A	11,800	27,091
Micro-Tech Nanjing Co. Ltd., Class A	2,621	32,716
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	13,574	25,824
Porton Pharma Solutions Ltd., Class A	10,600	45,812
Sansure Biotech, Inc., Class A	8,028	20,439
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	15,800	50,327
Shandong Pharmaceutical Glass Co. Ltd., Class A	14,938	54,360
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	30,900	101,809
Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A	11,300	18,846
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	9,000	75,758
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	16,100	79,333
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	23,600	95,000
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	32,100	139,680
Tasly Pharmaceutical Group Co. Ltd., Class A	25,700	56,981

	Number of Shares	Value
Health Care (Continued)
Tianjin Chase Sun Pharmaceutical Co. Ltd., Class A	59,300	$53,157
Tianjin Pharmaceutical Da Re Tang Group Corp. Ltd., Class A	8,462	65,023
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	40,600	65,601
Winner Medical Co. Ltd., Class A*	3,600	29,752
Winning Health Technology Group Co. Ltd., Class A	48,300	67,456
Yifan Pharmaceutical Co. Ltd., Class A*	20,500	45,250
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	25,020	64,859
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	12,717	52,049
Zhejiang Medicine Co. Ltd., Class A	18,600	29,531
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	10,400	55,717

(Cost $3,032,502)		2,983,298

Industrials — 14.8%
AECC Aero-Engine Control Co. Ltd., Class A	25,900	86,537
AVICOPTER PLC, Class A	9,500	52,163
Beijing Bei Mo Gao Ke Friction Material Co. Ltd., Class A*	7,659	46,520
Beijing Easpring Material Technology Co. Ltd., Class A*	11,500	79,239
Beijing Originwater Technology Co. Ltd., Class A	72,600	56,817
Beijing United Information Technology Co. Ltd., Class A*	9,855	63,487
Bohai Leasing Co. Ltd., Class A*	64,800	19,939
Centre Testing International Group Co. Ltd., Class A	47,900	125,584
China Baoan Group Co. Ltd., Class A	60,280	102,397
China First Heavy Industries Co. Ltd., Class A*	93,800	44,809
China International Marine Containers Group Co. Ltd., Class A	57,080	54,776
China Merchants Port Group Co. Ltd., Class A*	7,000	16,563
China Railway Hi-tech Industry Co. Ltd., Class A	41,300	59,363
China Southern Power Grid Energy Efficiency&Clean Energy Co. Ltd., Class A	34,500	29,715
China XD Electric Co. Ltd., Class A	62,200	46,843
CITIC Heavy Industries Co. Ltd., Class A	62,800	35,824
CMST Development Co. Ltd., Class A	25,100	19,961
COSCO SHIPPING Development Co. Ltd., Class A	107,800	37,866
Deppon Logistics Co. Ltd., Class A*	8,900	18,345
Dongguan Yiheda Automation Co. Ltd., Class A	3,720	22,506
East Group Co. Ltd., Class A	35,300	34,917
Eastern Air Logistics Co. Ltd., Class A	13,200	25,001
Eternal Asia Supply Chain Management Ltd., Class A	51,700	36,611

See Notes to Financial Statements.	22

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2023

	Number of Shares	Value
Industrials (Continued)
Fangda Carbon New Material Co. Ltd., Class A*	66,800	$59,317
Farasis Energy Gan Zhou Co. Ltd., Class A*	20,706	61,298
GoodWe Technologies Co. Ltd., Class A	1,964	64,362
Guangshen Railway Co. Ltd., Class A*	112,600	53,949
Guangzhou Port Co. Ltd., Class A*	33,500	15,109
Hefei Meiya Optoelectronic Technology, Inc., Class A	11,500	40,087
Hongfa Technology Co. Ltd., Class A	24,012	102,158
Infore Environment Technology Group Co. Ltd., Class A	45,500	33,051
Jiangsu Expressway Co. Ltd., Class A	16,300	21,871
Jihua Group Corp. Ltd., Class A*	79,600	33,664
Juneyao Airlines Co. Ltd., Class A*	19,040	42,000
Kaishan Group Co. Ltd., Class A*	12,351	25,631
Keda Industrial Group Co. Ltd., Class A	39,100	58,289
Kuang-Chi Technologies Co. Ltd., Class A	48,300	107,767
Liaoning Port Co. Ltd., Class A	227,320	50,144
Luoyang Xinqianglian Slewing Bearing Co. Ltd., Class A	5,300	27,188
Ningbo Orient Wires & Cables Co. Ltd., Class A	11,800	81,239
North Industries Group Red Arrow Co. Ltd., Class A	24,247	61,323
Pylon Technologies Co. Ltd., Class A	2,465	68,444
Qingdao Port International Co. Ltd., Class A	24,200	24,651
Qingdao TGOOD Electric Co. Ltd., Class A*	21,581	66,406
Riyue Heavy Industry Co. Ltd., Class A	15,100	45,190
Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	12,500	58,327
Shandong Hi-speed Co. Ltd., Class A	21,900	22,154
Shanghai Construction Group Co. Ltd., Class A	157,700	58,495
Shanghai Tunnel Engineering Co. Ltd., Class A	65,100	55,247
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd., Class A*	11,700	18,855
Shanxi Coal International Energy Group Co. Ltd., Class A	27,800	52,653
Shenzhen Airport Co. Ltd., Class A	31,600	30,724
Siasun Robot & Automation Co. Ltd., Class A*	38,400	84,599
Sichuan New Energy Power Co. Ltd.*	20,900	41,141
Sieyuan Electric Co. Ltd., Class A	17,580	116,932
Sinochem International Corp., Class A	39,900	33,412
Sinoma International Engineering Co., Class A	33,050	61,761
Sinotrans Ltd., Class A	44,100	29,123
State Grid Yingda Co. Ltd., Class A	51,700	40,461
STO Express Co. Ltd., Class A*	21,800	30,599
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A*	49,200	32,214
TangShan Port Group Co. Ltd., Class A	92,174	47,529
Tian Di Science & Technology Co. Ltd., Class A	54,600	41,733

	Number of Shares	Value
Industrials (Continued)
Titan Wind Energy Suzhou Co. Ltd., Class A	25,700	$56,186
Wolong Electric Group Co. Ltd., Class A	27,139	45,910
Xiamen C & D, Inc., Class A	42,100	68,675
Xiamen ITG Group Corp. Ltd., Class A	42,548	55,357
Xuji Electric Co. Ltd., Class A	20,400	66,498
Yantai Eddie Precision Machinery Co. Ltd., Class A	11,240	28,237
Yutong Bus Co. Ltd., Class A	40,500	73,919
Zhefu Holding Group Co. Ltd., Class A	64,600	36,942
Zhejiang HangKe Technology, Inc. Co., Class A	3,565	20,767
Zhejiang Wanliyang Co. Ltd., Class A*	24,000	26,977
Zhejiang Weiming Environment Protection Co. Ltd., Class A	14,588	37,120
Zhejiang Weixing New Building Materials Co. Ltd., Class A	18,680	50,681
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class A	27,000	47,193
Zhongshan Broad Ocean Motor Co. Ltd., Class A	50,500	37,464
Zhuhai CosMX Battery Co. Ltd., Class A*	3,222	8,447
Zhuzhou Kibing Group Co. Ltd., Class A*	45,300	51,428

(Cost $4,052,995)		3,826,681

Information Technology — 19.7%
Accelink Technologies Co. Ltd., Class A	12,922	50,346
Addsino Co. Ltd., Class A	37,000	50,530
Aisino Corp., Class A	33,100	66,877
Amlogic Shanghai Co. Ltd., Class A*	8,279	104,423
Anker Innovations Technology Co. Ltd., Class A	5,700	59,256
Arcsoft Corp. Ltd., Class A	6,133	43,525
Beijing E-Hualu Information Technology Co. Ltd., Class A*	11,240	58,370
Beijing Shiji Information Technology Co. Ltd., Class A	17,915	49,059
Beijing Sinnet Technology Co. Ltd., Class A*	40,200	66,819
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A	4,000	34,232
Beijing Zhong Ke San Huan High-Tech Co. Ltd., Class A	27,900	46,296
Cambricon Technologies Corp. Ltd., Class A*	5,766	205,931
CETC Cyberspace Security Technology Co. Ltd., Class A	16,904	70,302
China National Software & Service Co. Ltd., Class A	11,260	96,079
China Railway Signal & Communication Corp. Ltd., Class A	83,746	70,129
China TransInfo Technology Co. Ltd., Class A*	32,200	60,579
DHC Software Co. Ltd., Class A	67,400	69,793
Everdisplay Optronics Shanghai Co. Ltd., Class A*	132,669	50,143
Fiberhome Telecommunication Technologies Co. Ltd., Class A	22,400	61,530

See Notes to Financial Statements.	23

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2023

	Number of Shares	Value
Information Technology (Continued)
Fujian Star-net Communication Co. Ltd., Class A	14,100	$41,900
GCL System Integration Technology Co. Ltd., Class A*	121,100	49,684
GRG Banking Equipment Co. Ltd., Class A	37,700	66,106
Guangdong Fenghua Advanced Technology Holding Co. Ltd., Class A	23,600	52,059
Guangzhou Haige Communications Group, Inc. Co., Class A	56,400	79,482
Hangzhou Chang Chuan Technology Co. Ltd., Class A	10,500	74,517
Hangzhou Lion Electronics Co. Ltd., Class A*	13,500	77,276
Hengdian Group DMEGC Magnetics Co. Ltd., Class A	23,400	59,574
Hengtong Optic-electric Co. Ltd., Class A	56,100	113,978
Huagong Tech Co. Ltd., Class A	29,159	142,123
IRICO Display Devices Co. Ltd., Class A*	44,300	29,005
Jiangsu Pacific Quartz Co. Ltd., Class A	5,100	81,538
Leyard Optoelectronic Co. Ltd., Class A	60,200	58,109
Longshine Technology Group Co. Ltd., Class A	15,100	43,090
MLS Co. Ltd., Class A	25,673	32,897
Neusoft Corp., Class A	25,900	38,392
Newland Digital Technology Co. Ltd., Class A	24,040	62,826
PCI Technology Group Co. Ltd., Class A	40,950	41,138
Raytron Technology Co. Ltd., Class A	10,257	71,553
Rockchip Electronics Co. Ltd., Class A	4,800	59,113
Shanghai 2345 Network Holding Group Co. Ltd., Class A	166,948	69,432
Shanghai Belling Co. Ltd., Class A	16,700	43,338
Shanghai Friendess Electronic Technology Corp. Ltd., Class A*	1,180	33,134
Shanghai Fudan Microelectronics Group Co. Ltd., Class A	7,657	61,409
Shenzhen Aisidi Co. Ltd., Class A	21,900	23,600
Shenzhen Everwin Precision Technology Co. Ltd., Class A*	24,636	46,556
Shenzhen Goodix Technology Co. Ltd., Class A	8,000	57,415
Shenzhen Huaqiang Industry Co. Ltd., Class A	10,840	18,078
Shenzhen Kaifa Technology Co. Ltd., Class A	29,200	93,911
Shenzhen Kinwong Electronic Co. Ltd., Class A	10,220	37,134
Shenzhen SC New Energy Technology Corp., Class A	7,900	106,148
Shenzhen Sunlord Electronics Co. Ltd., Class A	23,300	75,787
Shenzhen Sunway Communication Co. Ltd., Class A	28,600	78,038
Sinosoft Co. Ltd., Class A	11,020	59,797
State Grid Information & Communication Co. Ltd., Class A	13,900	39,236
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	38,800	138,523

	Number of Shares	Value
Information Technology (Continued)
Taiji Computer Corp. Ltd., Class A	11,919	$65,479
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	11,200	48,453
Tianma Microelectronics Co. Ltd., Class A*	35,900	48,777
Tianshui Huatian Technology Co. Ltd., Class A	74,700	102,017
TongFu Microelectronics Co. Ltd., Class A	25,900	90,139
Topsec Technologies Group, Inc., Class A	33,680	49,735
Universal Scientific Industrial Shanghai Co. Ltd., Class A	19,500	38,522
Venustech Group, Inc., Class A	19,300	85,555
Verisilicon Microelectronics Shanghai Co. Ltd., Class A*	7,222	94,734
Wangsu Science & Technology Co. Ltd., Class A*	71,700	76,665
Wonders Information Co. Ltd., Class A*	34,594	65,570
Wuhan DR Laser Technology Corp. Ltd., Class A	2,400	33,738
Wuhu Token Science Co. Ltd., Class A	70,700	62,384
Wuxi Taiji Industry Co. Ltd., Class A	45,300	45,508
Xiamen Faratronic Co. Ltd., Class A	3,900	73,427
Yangling Metron New Material, Inc., Class A	5,500	33,569
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class A	3,700	18,284
Yangzhou Yangjie Electronic Technology Co. Ltd., Class A*	7,500	43,416
Zhejiang Crystal-Optech Co. Ltd., Class A	40,862	67,919
Zhejiang Supcon Technology Co. Ltd., Class A	10,081	146,500
Zhongji Innolight Co. Ltd., Class A*	16,300	246,197

(Cost $4,804,157)		5,106,703

Materials — 19.7%
ADAMA Ltd., Class A	13,100	15,480
Angang Steel Co. Ltd., Class A	72,000	28,528
BBMG Corp., Class A	123,200	37,736
Beijing Haixin Energy Technology Co. Ltd., Class A	48,300	24,363
Beijing Shougang Co. Ltd., Class A	42,400	21,209
Bluestar Adisseo Co., Class A	11,900	13,427
Chengzhi Co. Ltd., Class A*	17,409	19,300
Chifeng Jilong Gold Mining Co. Ltd., Class A*	38,200	86,037
China Hainan Rubber Industry Group Co. Ltd., Class A	57,000	36,039
China Rare Earth Resources And Technology Co. Ltd., Class A*	16,800	73,646
Chongqing Iron & Steel Co. Ltd., Class A*	199,300	39,203
COFCO Biotechnology Co. Ltd., Class A	33,485	37,262
CSG Holding Co. Ltd., Class A	40,161	34,421
Do-Fluoride New Materials Co. Ltd., Class A	30,240	84,977
Fangda Special Steel Technology Co. Ltd., Class A	42,646	27,443
Fushun Special Steel Co. Ltd., Class A*	44,800	56,273

See Notes to Financial Statements.	24

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2023

	Number of Shares	Value
Materials (Continued)
Gansu Jiu Steel Group Hongxing Iron & Steel Co. Ltd., Class A*	101,400	$22,510
GEM Co. Ltd., Class A	146,500	137,294
Guangdong HEC Technology Holding Co. Ltd., Class A	42,805	43,362
Guangdong Hongda Holdings Group Co. Ltd., Class A	14,900	62,156
Hainan Mining Co. Ltd., Class A	18,100	16,607
Hangzhou Iron & Steel Co., Class A	48,810	31,272
Hangzhou Oxygen Plant Group Co. Ltd., Class A	11,400	57,230
Haohua Chemical Science & Technology Co. Ltd., Class A	8,000	43,815
Hengyi Petrochemical Co. Ltd., Class A	60,800	57,236
Hesteel Co. Ltd., Class A	115,800	37,259
Hongda Xingye Co. Ltd., Class A*	69,678	20,070
Huabao Flavours & Fragrances Co. Ltd., Class A	3,900	12,110
Huaibei Mining Holdings Co. Ltd., Class A	28,200	51,866
Huaxin Cement Co. Ltd., Class A	19,272	34,416
Hubei Xingfa Chemicals Group Co. Ltd., Class A	21,820	65,577
Hunan Changyuan Lico Co. Ltd., Class A*	22,249	35,730
Hunan Gold Corp. Ltd., Class A	24,600	47,767
Hunan Valin Steel Co. Ltd., Class A	116,520	79,566
Inner Mongolia Dazhong Mining Co. Ltd., Class A	13,100	21,002
Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	71,300	66,719
Jiangsu Yangnong Chemical Co. Ltd., Class A	5,400	62,966
Jiangsu Yoke Technology Co. Ltd., Class A	8,196	84,329
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	5,303	33,373
Jinduicheng Molybdenum Co. Ltd., Class A	27,900	42,689
Kingfa Sci & Tech Co. Ltd., Class A	52,400	62,654
Lianhe Chemical Technology Co. Ltd., Class A	21,559	33,108
Luxi Chemical Group Co. Ltd., Class A	32,800	48,759
Maanshan Iron & Steel Co. Ltd., Class A	72,500	27,402
Nanjing Hanrui Cobalt Co. Ltd., Class A	6,200	29,086
Nanjing Iron & Steel Co. Ltd., Class A	88,300	42,058
ORG Technology Co. Ltd., Class A	53,550	34,385
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A*	121,800	68,111
Red Avenue New Materials Group Co. Ltd., Class A	5,100	25,739
Rising Nonferrous Metals Share Co. Ltd., Class A*	5,800	28,628
Sansteel Minguang Co. Ltd. Fujian, Class A	34,450	20,958
Shaanxi Beiyuan Chemical Industry Group Co. Ltd., Class A	38,590	29,984
Shandong Iron and Steel Co. Ltd., Class A	171,730	34,987
Shandong Sinocera Functional Material Co. Ltd., Class A	22,700	86,115

	Number of Shares	Value
Materials (Continued)
Shandong Sun Paper Industry JSC Ltd., Class A	46,300	$68,175
Shanghai Huayi Group Co. Ltd., Class A	20,600	17,858
Shanxi Taigang Stainless Steel Co. Ltd., Class A	63,700	35,621
Shanying International Holding Co. Ltd., Class A	94,700	29,538
Shenghe Resources Holding Co. Ltd., Class A	39,390	70,730
Shenzhen Capchem Technology Co. Ltd., Class A	14,580	96,323
Shenzhen Jinjia Group Co. Ltd., Class A	29,000	28,441
Shenzhen Senior Technology Material Co. Ltd., Class A	29,000	65,927
Shenzhen YUTO Packaging Technology Co. Ltd., Class A	11,140	37,033
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., Class A	76,200	50,534
Shinghwa Advanced Material Group Co. Ltd., Class A	4,000	35,688
Sichuan Hebang Biotechnology Co. Ltd., Class A*	174,080	57,478
Sichuan Yahua Industrial Group Co. Ltd., Class A	32,600	82,356
Sinoma Science & Technology Co. Ltd., Class A	18,900	51,570
Sinomine Resource Group Co. Ltd., Class A	14,420	108,597
Skshu Paint Co. Ltd., Class A*	4,200	52,756
Suzhou Nanomicro Technology Co. Ltd., Class A*	4,711	29,905
Canmax Technologies Co. Ltd., Class A	14,040	66,006
Tangshan Jidong Cement Co. Ltd., Class A	29,481	31,936
Tangshan Sanyou Chemical Industries Co. Ltd., Class A*	34,400	25,327
Tianshan Aluminum Group Co. Ltd., Class A	65,000	57,537
Tongkun Group Co. Ltd., Class A	47,000	79,640
Tongling Nonferrous Metals Group Co. Ltd., Class A*	210,300	85,689
Transfar Zhilian Co. Ltd., Class A	39,000	29,809
Weihai Guangwei Composites Co. Ltd., Class A	14,400	59,261
Western Mining Co. Ltd., Class A	53,100	76,548
Western Superconducting Technologies Co. Ltd., Class A	9,318	101,608
Xiamen Tungsten Co. Ltd., Class A*	24,120	61,204
Xinfengming Group Co. Ltd., Class A	21,116	31,152
Xinjiang Zhongtai Chemical Co. Ltd., Class A*	58,200	54,052
Xinxing Ductile Iron Pipes Co. Ltd., Class A	67,250	40,630
Xinyu Iron & Steel Co. Ltd., Class A	53,700	28,444
Yintai Gold Co. Ltd., Class A	48,208	87,716
Youngy Co. Ltd., Class A*	5,900	50,990
Yunnan Aluminium Co. Ltd., Class A	58,200	98,946

See Notes to Financial Statements.	25

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2023

	Number of Shares	Value
Materials (Continued)
Yunnan Chihong Zinc & Germanium Co. Ltd., Class A	101,400	$73,515
Yunnan Copper Co. Ltd., Class A	34,500	52,836
Yunnan Tin Co. Ltd., Class A	27,630	55,204
Yunnan Yuntianhua Co. Ltd., Class A	36,000	84,269
Zhejiang Hailiang Co. Ltd., Class A	34,500	57,538
Zhejiang Juhua Co. Ltd., Class A	38,490	71,115
Zhejiang Longsheng Group Co. Ltd., Class A	74,900	99,975
Zhejiang Sanmei Chemical Industry Co. Ltd., Class A*	7,060	24,155
Zhejiang Yongtai Technology Co. Ltd., Class A	17,400	40,314
Zhongjin Gold Corp. Ltd., Class A	87,000	137,274
Zibo Qixiang Tengda Chemical Co. Ltd., Class A*	48,521	43,017

(Cost $5,752,487)		5,098,476

Real Estate — 2.6%
Beijing Capital Development Co. Ltd., Class A	37,300	20,963
China Green Electricity Investment of Tianjin Co. Ltd., Class A	16,000	26,729
China Merchants Property Operation & Service Co. Ltd., Class A	12,000	24,465
Financial Street Holdings Co. Ltd., Class A	33,200	21,318
Grandjoy Holdings Group Co. Ltd., Class A*	37,300	19,077
Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	35,500	42,048
Jiangsu Zhongnan Construction Group Co. Ltd., Class A*	57,100	10,991
Jinke Properties Group Co. Ltd., Class A*	113,600	14,205
Nanjing Gaoke Co. Ltd., Class A	33,608	31,024
Red Star Macalline Group Corp. Ltd., Class A	28,600	19,047
RiseSun Real Estate Development Co. Ltd., Class A*(a)	63,000	10,357
Shanghai Lingang Holdings Corp. Ltd., Class A	27,600	50,800
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A	24,100	34,302
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	21,800	44,474
Xiangcai Co. Ltd., Class A	24,100	27,360

	Number of Shares	Value
Real Estate (Continued)
Xinhu Zhongbao Co. Ltd., Class A*	120,500	$45,544
Youngor Group Co. Ltd., Class A	76,700	74,035
Zhejiang China Commodities City Group Co. Ltd., Class A	77,200	89,270
Zhongtian Financial Group Co. Ltd., Class A*(a)	139,200	7,823
Zhuhai Huafa Properties Co. Ltd., Class A	47,940	66,347

(Cost $880,322)		680,179

Utilities — 3.3%
Beijing Capital Eco-Environment Protection Group Co. Ltd., Class A*	125,990	54,345
CECEP Solar Energy Co. Ltd., Class A	66,100	64,918
CECEP Wind-Power Corp., Class A*	109,830	59,411
Chengdu Xingrong Environment Co. Ltd., Class A	52,300	40,857
Chongqing Gas Group Corp. Ltd., Class A	10,100	10,388
Chongqing Water Group Co. Ltd., Class A	19,900	15,602
Datang International Power Generation Co. Ltd., Class A*	75,800	39,086
Huadian Power International Corp. Ltd., Class A	92,900	93,066
Hubei Energy Group Co. Ltd., Class A	55,800	37,240
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd., Class A	93,100	54,417
Jinko Power Technology Co. Ltd., Class A	49,100	32,494
Luenmei Quantum Co. Ltd., Class A	27,450	27,847
Shanghai Electric Power Co. Ltd., Class A	31,700	52,022
Shenergy Co. Ltd., Class A	69,749	69,874
Shenzhen Energy Group Co. Ltd., Class A	52,960	51,418
Shenzhen Gas Corp. Ltd., Class A	18,700	19,154
Wintime Energy Co. Ltd.*	632,200	132,351
Zhejiang Provincial New Energy Investment Group Co. Ltd., Class A	5,900	10,105

(Cost $820,416)		864,595

TOTAL COMMON STOCKS (Cost $26,938,582)		25,759,353

TOTAL INVESTMENTS — 99.5% (Cost $26,938,582)		$25,759,353
Other assets and liabilities, net — 0.5%		120,138

NET ASSETS — 100.0%		$25,879,491

*	Non-income producing security.
(a)	Investment was valued using significant unobservable inputs.

JSC:	Joint Stock Company

See Notes to Financial Statements.	26

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2023

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (b)	$25,741,173	$—	$18,180	$25,759,353

TOTAL	$25,741,173	$—	$18,180	$25,759,353

(b)	See Schedule of Investments for additional detailed categorizations.

During the year ended May 31, 2023, the amount of transfers from Level 1 to Level 3 was $82,121. The investments were transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity.

See Notes to Financial Statements.	27

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All China Equity ETF

May 31, 2023

	Number of Shares	Value
COMMON STOCKS — 48.4%
Communication Services — 10.8%
Autohome, Inc., ADR	152	$4,350
Baidu, Inc., Class A*	4,588	69,978
Bilibili, Inc., Class Z*(a)	366	5,961
China Literature Ltd., 144A*(a)	934	3,532
China Ruyi Holdings Ltd.*(a)	10,742	2,401
China Tower Corp. Ltd., Class H, 144A	93,077	10,225
iQIYI, Inc., ADR*	726	2,948
JOYY, Inc., ADR	99	2,455
Kanzhun Ltd., ADR*	373	5,174
Kingsoft Corp. Ltd.*(a)	1,965	7,141
Kuaishou Technology, 144A*	4,649	31,475
NetEase, Inc.	4,009	67,907
Tencent Holdings Ltd.	12,635	501,317
Tencent Music Entertainment Group, ADR*	1,551	10,764
Weibo Corp., ADR*	151	2,110

(Cost $921,274)		727,738

Consumer Discretionary — 15.6%
Alibaba Group Holding Ltd.*	33,550	333,861
ANTA Sports Products Ltd.	2,509	25,624
Bosideng International Holdings Ltd.	6,935	2,879
BYD Co. Ltd., Class H	1,991	60,125
China Meidong Auto Holdings Ltd.	1,633	2,103
China Tourism Group Duty Free Corp. Ltd., Class H, 144A*	133	2,117
Chow Tai Fook Jewellery Group Ltd. (a)	3,914	6,930
Dongfeng Motor Group Co. Ltd., Class H	6,612	2,863
East Buy Holding Ltd., 144A*(a)	749	2,779
Fuyao Glass Industry Group Co. Ltd., Class H, 144A	1,228	4,471
Geely Automobile Holdings Ltd.	12,792	14,886
Great Wall Motor Co. Ltd., Class H*	4,769	4,898
Guangzhou Automobile Group Co. Ltd., Class H	6,438	3,693
H World Group Ltd., ADR*	414	15,161
Haidilao International Holding Ltd., 144A*(a)	3,400	7,158
Haier Smart Home Co. Ltd., Class H	4,861	13,940
JD.com, Inc., Class A	4,750	76,393
Jiumaojiu International Holdings Ltd., 144A (a)	1,567	2,682
Li Auto, Inc., Class A*	2,325	33,591
Li Ning Co. Ltd.	4,818	25,849
Meituan, Class B, 144A*	10,290	144,855
MINISO Group Holding Ltd., ADR	150	2,280
Minth Group Ltd.	1,607	4,019
New Oriental Education & Technology Group, Inc.*	3,234	12,352
NIO, Inc., ADR*(a)	2,794	21,039
PDD Holdings, Inc., ADR*	1,030	67,280
Pop Mart International Group Ltd., 144A	1,200	2,637
Shenzhou International Group Holdings Ltd.	1,756	14,222
TAL Education Group, ADR*	917	4,979
Tongcheng Travel Holdings Ltd.*	2,610	5,208
Topsports International Holdings Ltd., 144A	4,063	3,156

	Number of Shares	Value
Consumer Discretionary (Continued)
TravelSky Technology Ltd., Class H	2,082	$3,798
Trip.Com Group Ltd.*	1,150	36,902
Vipshop Holdings Ltd., ADR*	731	10,468
XPeng, Inc., Class A*(a)	2,000	7,933
Xtep International Holdings Ltd.	2,814	2,829
Yadea Group Holdings Ltd., 144A (a)	2,300	4,583
Yum China Holdings, Inc.	852	48,104
Zhongsheng Group Holdings Ltd.	1,304	4,814

(Cost $1,782,013)		1,043,461

Consumer Staples — 2.1%
Alibaba Health Information Technology Ltd.*	9,807	5,813
Anhui Gujing Distillery Co. Ltd., Class B	255	4,180
China Feihe Ltd., 144A	7,800	4,534
China Mengniu Dairy Co. Ltd.*	6,501	25,246
China Resources Beer Holdings Co. Ltd.	3,299	20,818
Dali Foods Group Co. Ltd., 144A	6,297	2,099
Hengan International Group Co. Ltd.	1,429	6,079
JD Health International, Inc., 144A*	2,378	14,657
Nongfu Spring Co. Ltd., Class H, 144A	3,624	19,443
Ping An Healthcare and Technology Co. Ltd., 144A*(a)	1,068	2,464
Smoore International Holdings Ltd., 144A (a)	3,823	3,848
Tingyi Cayman Islands Holding Corp.	4,364	6,545
Tsingtao Brewery Co. Ltd., Class H	1,322	11,382
Uni-President China Holdings Ltd.*	3,308	2,874
Vinda International Holdings Ltd.	923	2,221
Want Want China Holdings Ltd.	10,633	7,117
Yihai International Holding Ltd.*(a)	1,030	2,284

(Cost $183,736)		141,604

Energy — 1.5%
China Coal Energy Co. Ltd., Class H	4,365	3,301
China Oilfield Services Ltd., Class H	4,138	4,218
China Petroleum & Chemical Corp., Class H	50,966	32,097
China Shenhua Energy Co. Ltd., Class H	6,923	21,888
COSCO SHIPPING Energy Transportation Co. Ltd., Class H*	2,000	1,689
PetroChina Co. Ltd., Class H	43,354	28,023
Yankuang Energy Group Co. Ltd., Class H (a)	3,230	8,186

(Cost $82,133)		99,402

Financials — 8.2%
Agricultural Bank of China Ltd., Class H	59,901	22,573
Bank of China Ltd., Class H	161,826	63,463
Bank of Communications Co. Ltd., Class H	17,815	11,492
China Cinda Asset Management Co. Ltd., Class H	23,162	2,574
China CITIC Bank Corp. Ltd., Class H	19,670	10,352
China Construction Bank Corp., Class H	195,973	125,421
China Everbright Bank Co. Ltd., Class H*	6,519	2,007
China Galaxy Securities Co. Ltd., Class H	7,669	4,134
China International Capital Corp. Ltd., Class H, 144A	3,289	6,016
China Life Insurance Co. Ltd., Class H	15,304	25,845

See Notes to Financial Statements.	28

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All China Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Financials (Continued)
China Merchants Bank Co. Ltd., Class H	8,026	$37,319
China Minsheng Banking Corp. Ltd., Class H	12,739	5,045
China Pacific Insurance Group Co. Ltd., Class H	5,412	13,689
China Taiping Insurance Holdings Co. Ltd.	3,564	3,715
CITIC Securities Co. Ltd., Class H	3,772	6,948
Far East Horizon Ltd.	2,663	2,232
GF Securities Co. Ltd., Class H	2,419	3,362
Haitong Securities Co. Ltd., Class H	6,688	4,443
Huatai Securities Co. Ltd., Class H, 144A	3,188	3,987
Industrial & Commercial Bank of China Ltd., Class H	114,912	61,506
Lufax Holding Ltd., ADR	1,461	1,870
New China Life Insurance Co. Ltd., Class H	1,692	4,377
People’s Insurance Co. Group of China Ltd., Class H	18,269	6,908
PICC Property & Casualty Co. Ltd., Class H	14,680	17,496
Ping An Insurance Group Co. of China Ltd., Class H	12,886	81,811
Postal Savings Bank of China Co. Ltd., Class H, 144A	17,372	10,918
Qifu Technology, Inc., ADR	284	3,905
ZhongAn Online P&C Insurance Co. Ltd., Class H, 144A*	1,509	4,250

(Cost $725,977)		547,658

Health Care — 2.7%
3SBio, Inc., 144A	3,368	3,407
Akeso, Inc., 144A*(a)	1,000	4,458
BeiGene Ltd.*	1,321	22,477
China Medical System Holdings Ltd.	3,060	4,300
China Resources Pharmaceutical Group Ltd., 144A	3,500	3,358
China Traditional Chinese Medicine Holdings Co. Ltd.	5,879	2,831
CSPC Pharmaceutical Group Ltd.	18,220	15,873
Genscript Biotech Corp.*	2,593	5,737
Hangzhou Tigermed Consulting Co. Ltd., Class H, 144A (a)	361	2,707
Hansoh Pharmaceutical Group Co. Ltd., 144A	2,547	4,217
Hygeia Healthcare Holdings Co. Ltd., 144A*(a)	738	4,341
Innovent Biologics, Inc., 144A*	2,200	10,314
Legend Biotech Corp., ADR*	121	7,765
Microport Scientific Corp.*(a)	1,405	2,419
Pharmaron Beijing Co. Ltd., Class H, 144A	525	1,938
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	4,899	7,247
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	1,183	3,219
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,680	3,348
Sino Biopharmaceutical Ltd.	21,063	10,036
Sinopharm Group Co. Ltd., Class H	2,935	9,617
WuXi AppTec Co. Ltd., Class H, 144A*	754	6,213

	Number of Shares	Value
Health Care (Continued)
Wuxi Biologics Cayman, Inc., 144A*	7,621	$38,990
Zai Lab Ltd.*(a)	1,800	5,944

(Cost $179,516)		180,756

Industrials — 1.8%
Air China Ltd., Class H*	3,754	2,853
AviChina Industry & Technology Co. Ltd., Class H	6,585	3,188
Beijing Capital International Airport Co. Ltd., Class H*	4,795	3,344
BOC Aviation Ltd., 144A	455	3,345
China Communications Services Corp. Ltd., Class H	6,281	2,985
China Conch Venture Holdings Ltd.	2,883	3,624
China Everbright Environment Group Ltd.	8,141	3,182
China Lesso Group Holdings Ltd.	2,852	1,884
China Merchants Port Holdings Co. Ltd.	2,816	4,086
China Railway Group Ltd., Class H	8,835	5,824
China Southern Airlines Co. Ltd., Class H*	4,449	2,563
China State Construction International Holdings Ltd.	4,449	5,030
CITIC Ltd.	11,906	13,749
COSCO SHIPPING Holdings Co. Ltd., Class H	6,995	6,166
COSCO SHIPPING Ports Ltd.	3,988	2,511
CRRC Corp. Ltd., Class H	9,486	5,877
Fosun International Ltd.	5,472	3,607
Haitian International Holdings Ltd.	1,409	3,200
Jiangsu Expressway Co. Ltd., Class H	3,209	3,103
Orient Overseas International Ltd. (a)	281	3,426
Sany Heavy Equipment International Holdings Co. Ltd.	2,284	3,017
Shenzhen International Holdings Ltd.	3,180	2,523
Weichai Power Co. Ltd., Class H	4,304	5,850
Zhejiang Expressway Co. Ltd., Class H	2,486	1,842
Zhuzhou CRRC Times Electric Co. Ltd.	1,035	4,356
ZTO Express Cayman, Inc., ADR	896	22,615

(Cost $159,943)		123,750

Information Technology — 2.0%
AAC Technologies Holdings, Inc. (a)	1,596	3,274
BYD Electronic International Co. Ltd.	1,447	4,214
Chinasoft International Ltd.*(a)	5,976	3,565
Daqo New Energy Corp., ADR*(a)	126	4,530
Flat Glass Group Co. Ltd., Class H	1,196	3,361
GCL Technology Holdings Ltd.*(a)	41,641	9,043
GDS Holdings Ltd., Class A*	1,612	1,989
Hua Hong Semiconductor Ltd., 144A*	1,150	3,724
Kingboard Holdings Ltd.	1,426	3,844
Kingboard Laminates Holdings Ltd.	2,458	2,248
Kingdee International Software Group Co. Ltd.*	5,695	7,566
Lenovo Group Ltd.	14,796	13,911
Shanghai Fudan Microelectronics Group Co. Ltd., Class H (a)	600	1,613
Sunny Optical Technology Group Co. Ltd.	1,517	14,263
Xiaomi Corp., Class B, 144A*	31,464	41,560

See Notes to Financial Statements.	29

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All China Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Information Technology (Continued)
Xinyi Solar Holdings Ltd.	10,695	$10,561
ZTE Corp., Class H	1,608	4,940

(Cost $167,350)		134,206

Materials — 0.9%
Aluminum Corp. of China Ltd., Class H	8,732	3,859
Anhui Conch Cement Co. Ltd., Class H	2,736	7,270
China Hongqiao Group Ltd.	5,013	3,560
China National Building Material Co. Ltd., Class H	8,296	4,695
China Resources Cement Holdings Ltd.	6,419	2,337
CMOC Group Ltd., Class H	7,624	3,983
Dongyue Group Ltd.	2,681	2,346
Ganfeng Lithium Group Co. Ltd., Class H, 144A (a)	773	4,893
Jiangxi Copper Co. Ltd., Class H	2,428	3,654
Nine Dragons Paper Holdings Ltd. (a)	3,620	2,007
Shandong Gold Mining Co. Ltd., Class H, 144A	1,792	3,415
Zhaojin Mining Industry Co. Ltd., Class H*	3,019	4,289
Zijin Mining Group Co. Ltd., Class H	11,209	15,206

(Cost $66,712)		61,514

Real Estate — 1.6%
C&D International Investment Group Ltd.*	1,249	3,140
China Evergrande Group*(b)	8,413	0
China Jinmao Holdings Group Ltd.	14,414	2,062
China Overseas Land & Investment Ltd.	8,133	16,498
China Overseas Property Holdings Ltd.	2,910	2,669
China Resources Land Ltd.	6,600	24,703
China Resources Mixc Lifestyle Services Ltd., 144A	1,327	6,043
China Vanke Co. Ltd., Class H	4,330	5,719
Country Garden Holdings Co. Ltd. (a)	22,721	4,180
Country Garden Services Holdings Co. Ltd.	4,386	5,104
Greentown China Holdings Ltd.	1,990	1,869
Greentown Service Group Co. Ltd. (a)	4,359	2,355
KE Holdings, Inc., ADR*	1,346	19,167
Longfor Group Holdings Ltd., 144A	4,014	7,722
Shimao Group Holdings Ltd.*(b)	4,310	0
Sunac China Holdings Ltd.*	7,560	1,149
Yuexiu Property Co. Ltd. (a)	3,048	3,302

(Cost $267,412)		105,682

Utilities — 1.2%
Beijing Enterprises Holdings Ltd.	1,104	4,266
Beijing Enterprises Water Group Ltd.	7,824	1,919
CGN Power Co. Ltd., Class H, 144A	20,465	4,915
China Gas Holdings Ltd.	5,594	6,346
China Longyuan Power Group Corp. Ltd., Class H	7,305	8,193
China Power International Development Ltd.	11,511	4,382
China Resources Gas Group Ltd.	2,045	6,727
China Resources Power Holdings Co. Ltd.	4,290	9,908
ENN Energy Holdings Ltd.	1,618	18,808
Guangdong Investment Ltd.	6,481	5,522

	Number of Shares	Value
Utilities (Continued)
Huaneng Power International, Inc., Class H*	7,773	$4,994
Kunlun Energy Co. Ltd.*	8,523	6,794

(Cost $95,477)		82,774

TOTAL COMMON STOCKS (Cost $4,631,543)		3,248,545

EXCHANGE-TRADED FUNDS — 51.4%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (c)	8,783	269,023
Xtrackers MSCI China A Inclusion Equity ETF (c)	153,650	3,174,271

(Cost $4,635,601)		3,443,294

SECURITIES LENDING COLLATERAL — 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (d)(e) (Cost $32,169)	32,169	32,169

CASH EQUIVALENTS — 0.4%
DWS Government Money Market Series “Institutional Shares”, 5.04% (d) (Cost $25,239)	25,239	25,239

TOTAL INVESTMENTS — 100.6% (Cost $9,324,552)		$6,749,247
Other assets and liabilities, net — (0.6%)		(43,563)

NET ASSETS — 100.0%		$6,705,684

See Notes to Financial Statements.	30

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All China Equity ETF (Continued)

May 31, 2023

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
EXCHANGE-TRADED FUNDS — 51.4%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (c)
506,451	32,883	(245,914)		(49,655)	25,258	5,946	—	8,783	269,023
Xtrackers MSCI China A Inclusion Equity ETF (c)
4,186,445	185,678	(684,425)		53,114	(566,541)	58,002	—	153,650	3,174,271

SECURITIES LENDING COLLATERAL — 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (d)(e)
46,367	—	(14,198	)(f)	—	—	1,323	—	32,169	32,169

CASH EQUIVALENTS — 0.4%
DWS Government Money Market Series “Institutional Shares”, 5.04% (d)
6,466	166,837	(148,064)		—	—	543	—	25,239	25,239

4,745,729	385,398	(1,092,601)		3,459	(541,283)	65,814	—	219,841	3,500,702

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2023 amounted to $133,610, which is 2.0% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Affiliated fund advised by DBX Advisors LLC.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $116,577.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

ADR:	American Depositary Receipt
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At May 31, 2023, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Depreciation
FTSE China A50 Index Futures	USD	1	$12,610	$12,261	6/29/2023	$(349)

For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

See Notes to Financial Statements.	31

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All China Equity ETF (Continued)

May 31, 2023

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$3,248,545	$—	$0	$3,248,545
Exchange-Traded Funds	3,443,294	—	—	3,443,294
Short-Term Investments (a)	57,408	—	—	57,408

TOTAL	$6,749,247	$—	$0	$6,749,247

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(349)	$—	$—	$(349)

TOTAL	$(349)	$—	$—	$(349)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

During the year ended May 31, 2023, the amount of transfers from Level 3 to Level 1 was $ 4,413. The investment was transferred from Level 3 to Level 1 due to the availability of a pricing source supported by observable inputs.

See Notes to Financial Statements.	32

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF

May 31, 2023

	Number of Shares	Value
COMMON STOCKS — 98.7%
Communication Services — 1.7%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	2,300	$10,535
Beijing Enlight Media Co. Ltd., Class A	2,500	3,091
China United Network Communications Ltd., Class A	31,000	21,404
Focus Media Information Technology Co. Ltd., Class A	13,223	11,913
G-bits Network Technology Xiamen Co. Ltd., Class A	100	7,857
Giant Network Group Co. Ltd., Class A	1,800	5,264
Kunlun Tech Co. Ltd., Class A	1,000	8,051
Mango Excellent Media Co. Ltd., Class A	1,500	6,159
Perfect World Co. Ltd., Class A	2,100	5,414
Wanda Film Holding Co. Ltd., Class A*	1,400	2,415
Zhejiang Century Huatong Group Co. Ltd., Class A*	8,220	7,175

(Cost $80,178)		89,278

Consumer Discretionary — 5.6%
AIMA Technology Group Co. Ltd., Class A	500	2,659
Bethel Automotive Safety Systems Co. Ltd., Class A	400	3,975
BTG Hotels Group Co. Ltd., Class A	1,000	2,780
BYD Co. Ltd., Class A	1,698	60,444
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A*	300	4,461
China Tourism Group Duty Free Corp. Ltd., Class A	1,843	31,838
Chongqing Changan Automobile Co. Ltd., Class A	7,762	13,017
Ecovacs Robotics Co. Ltd., Class A	500	4,858
Fuyao Glass Industry Group Co. Ltd., Class A	2,009	9,146
Great Wall Motor Co. Ltd., Class A*	2,300	7,291
Gree Electric Appliances, Inc. of Zhuhai, Class A	2,800	12,959
Guangzhou Automobile Group Co. Ltd., Class A	4,900	7,007
Haier Smart Home Co. Ltd., Class A	5,800	17,484
Hangzhou Robam Appliances Co. Ltd., Class A	1,100	3,606
Huayu Automotive Systems Co. Ltd., Class A	3,300	8,086
Huizhou Desay Sv Automotive Co. Ltd., Class A	600	9,554
Jason Furniture Hangzhou Co. Ltd., Class A	410	2,031
Ningbo Joyson Electronic Corp., Class A	1,300	2,892
Ningbo Tuopu Group Co. Ltd., Class A	1,100	8,973
Offcn Education Technology Co. Ltd., Class A*	4,800	3,382
Oppein Home Group, Inc., Class A	540	7,188
SAIC Motor Corp. Ltd., Class A	6,627	12,481
Sailun Group Co. Ltd., Class A*	3,300	4,807
Seres Group Co. Ltd., Class A*	1,100	3,980
Shandong Linglong Tyre Co. Ltd., Class A	1,400	4,185

	Number of Shares	Value
Consumer Discretionary (Continued)
Shanghai Jinjiang International Hotels Co. Ltd., Class A	900	$5,922
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	3,700	3,692
Shenzhen Kedali Industry Co. Ltd., Class A	200	3,568
Shenzhen Overseas Chinese Town Co. Ltd., Class A	8,300	5,533
Songcheng Performance Development Co. Ltd., Class A	2,843	5,067
TCL Technology Group Corp., Class A	18,700	10,130
Wuchan Zhongda Group Co. Ltd., Class A	5,500	3,975
Zhejiang Supor Co. Ltd., Class A	500	3,137

(Cost $234,425)		290,108

Consumer Staples — 13.9%
Angel Yeast Co. Ltd., Class A	800	4,084
Anhui Gujing Distillery Co. Ltd., Class A	400	14,141
Anhui Kouzi Distillery Co. Ltd., Class A	400	3,037
Anhui Yingjia Distillery Co. Ltd., Class A*	500	3,960
Anjoy Foods Group Co. Ltd., Class A	300	6,489
Beijing Dabeinong Technology Group Co. Ltd., Class A	4,200	3,790
Beijing Yanjing Brewery Co. Ltd., Class A	3,100	5,029
By-health Co. Ltd., Class A	1,200	3,829
Chongqing Brewery Co. Ltd., Class A	500	6,260
Chongqing Fuling Zhacai Group Co. Ltd., Class A*	900	2,972
DaShenLin Pharmaceutical Group Co. Ltd., Class A	936	4,276
Foshan Haitian Flavouring & Food Co. Ltd., Class A*	3,592	30,500
Fujian Sunner Development Co. Ltd., Class A	800	2,124
Guangdong Haid Group Co. Ltd., Class A	1,400	9,085
Hebei Hengshui Laobaigan Liquor Co. Ltd., Class A	800	3,009
Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A	1,100	4,163
Heilongjiang Agriculture Co. Ltd., Class A	2,000	3,753
Henan Shuanghui Investment & Development Co. Ltd., Class A	3,600	12,418
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	6,013	24,311
Jiangsu King’s Luck Brewery JSC Ltd., Class A*	1,300	10,160
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	1,424	26,826
JiuGui Liquor Co. Ltd., Class A	300	3,987
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	800	4,081
Juewei Food Co. Ltd., Class A	600	3,222
Kweichow Moutai Co. Ltd., Class A	1,150	262,881
Luzhou Laojiao Co. Ltd., Class A	1,406	40,257
MeiHua Holdings Group Co. Ltd., Class A	2,500	3,137
Muyuan Foods Co. Ltd., Class A	5,285	29,704
New Hope Liuhe Co. Ltd., Class A*	4,072	6,440

See Notes to Financial Statements.	33

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Consumer Staples (Continued)
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	1,092	$5,215
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	1,174	34,570
Shede Spirits Co. Ltd., Class A	300	6,652
Sichuan Swellfun Co. Ltd., Class A	500	4,091
Toly Bread Co. Ltd., Class A	1,435	2,104
Tsingtao Brewery Co. Ltd., Class A	700	9,353
Wens Foodstuffs Group Co. Ltd., Class A	5,344	12,614
Wuliangye Yibin Co. Ltd., Class A	3,654	82,651
Yifeng Pharmacy Chain Co. Ltd., Class A	686	4,777
Yihai Kerry Arawana Holdings Co. Ltd., Class A	1,000	5,641
Yonghui Superstores Co. Ltd., Class A	8,100	3,649
Yuan Longping High-tech Agriculture Co. Ltd., Class A*	1,200	2,469
Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	300	3,882

(Cost $443,533)		715,593

Energy — 3.1%
China Merchants Energy Shipping Co. Ltd., Class A	8,100	6,491
China Petroleum & Chemical Corp., Class A	29,750	26,553
China Shenhua Energy Co. Ltd., Class A	6,200	24,562
COSCO SHIPPING Energy Transportation Co. Ltd., Class A*	3,600	5,653
Guanghui Energy Co. Ltd., Class A	6,600	6,724
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	1,800	3,352
Jizhong Energy Resources Co. Ltd., Class A	3,300	3,367
Offshore Oil Engineering Co. Ltd., Class A	3,900	3,360
PetroChina Co. Ltd., Class A	19,635	20,666
Pingdingshan Tianan Coal Mining Co. Ltd., Class A	2,200	2,467
Shaanxi Coal Industry Co. Ltd., Class A	9,799	23,047
Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	2,200	3,853
Shanxi Coking Coal Energy Group Co. Ltd., Class A	5,600	7,741
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	3,200	8,398
Yankuang Energy Group Co. Ltd., Class A	2,500	9,518
Yantai Jereh Oilfield Services Group Co. Ltd., Class A*	1,100	3,767

(Cost $112,232)		159,519

Financials — 18.1%
Agricultural Bank of China Ltd., Class A	80,217	39,626
AVIC Industry-Finance Holdings Co. Ltd., Class A	9,710	5,260
Bank of Beijing Co. Ltd., Class A	21,314	14,148
Bank of Changsha Co. Ltd., Class A	3,800	4,277
Bank of Chengdu Co. Ltd., Class A	3,750	6,615
Bank of China Ltd., Class A	33,012	18,068
Bank of Communications Co. Ltd., Class A	36,538	29,996

	Number of Shares	Value
Financials (Continued)
Bank of Hangzhou Co. Ltd., Class A	6,240	$10,167
Bank of Jiangsu Co. Ltd., Class A*	14,499	15,098
Bank of Nanjing Co. Ltd., Class A	9,300	11,015
Bank of Ningbo Co. Ltd., Class A	6,155	21,249
Bank of Shanghai Co. Ltd., Class A	14,135	12,239
Bank of Suzhou Co. Ltd., Class A	3,400	3,245
BOC International China Co. Ltd., Class A	2,800	4,275
Caitong Securities Co. Ltd., Class A	4,810	5,049
Changjiang Securities Co. Ltd., Class A	3,600	3,036
China Construction Bank Corp., Class A	9,700	8,712
China Everbright Bank Co. Ltd., Class A	41,531	18,359
China Galaxy Securities Co. Ltd., Class A	3,700	5,899
China Great Wall Securities Co. Ltd., Class A*	2,700	3,202
China International Capital Corp. Ltd., Class A	1,200	7,014
China Life Insurance Co. Ltd., Class A	2,514	13,174
China Merchants Bank Co. Ltd., Class A	19,343	87,678
China Merchants Securities Co. Ltd., Class A	6,131	11,968
China Minsheng Banking Corp. Ltd., Class A	32,971	18,323
China Pacific Insurance Group Co. Ltd., Class A	6,277	24,533
China Zheshang Bank Co. Ltd., Class A	16,300	6,565
Chongqing Rural Commercial Bank Co. Ltd., Class A	7,700	4,268
CITIC Securities Co. Ltd., Class A	11,493	32,338
CSC Financial Co. Ltd., Class A	4,200	14,965
Dongxing Securities Co. Ltd., Class A	3,100	3,563
East Money Information Co. Ltd., Class A	15,729	30,947
Everbright Securities Co. Ltd., Class A	4,237	9,418
First Capital Securities Co. Ltd., Class A	4,000	3,295
Founder Securities Co. Ltd., Class A	6,000	5,877
GF Securities Co. Ltd., Class A	5,900	12,337
Guangzhou Yuexiu Capital Holdings Group Co. Ltd., Class A	3,867	3,668
Guolian Securities Co. Ltd., Class A	2,100	2,829
Guosen Securities Co. Ltd., Class A	6,700	8,660
Guotai Junan Securities Co. Ltd., Class A	7,051	14,645
Guoyuan Securities Co. Ltd., Class A	4,690	4,410
Haitong Securities Co. Ltd., Class A	8,914	11,771
Hithink RoyalFlush Information Network Co. Ltd., Class A	500	11,286
Huatai Securities Co. Ltd., Class A	6,880	13,063
Huaxi Securities Co. Ltd., Class A	2,800	3,261
Huaxia Bank Co. Ltd., Class A	12,598	10,219
Industrial & Commercial Bank of China Ltd., Class A	59,233	40,149
Industrial Bank Co. Ltd., Class A	19,485	45,282
Industrial Securities Co. Ltd., Class A	8,720	7,489
Nanjing Securities Co. Ltd., Class A	3,400	4,070
New China Life Insurance Co. Ltd., Class A	1,964	10,140
Orient Securities Co. Ltd., Class A	6,385	8,862
People’s Insurance Co. Group of China Ltd., Class A	9,600	8,245
Ping An Bank Co. Ltd., Class A	18,166	29,572

See Notes to Financial Statements.	34

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Financials (Continued)
Ping An Insurance Group Co. of China Ltd., Class A	10,109	$66,676
Postal Savings Bank of China Co. Ltd., Class A	26,700	19,259
SDIC Capital Co. Ltd., Class A	5,700	5,911
Shanghai Pudong Development Bank Co. Ltd., Class A	27,527	28,393
Shanghai Rural Commercial Bank Co. Ltd., Class A	7,500	6,210
Shanxi Securities Co. Ltd., Class A	3,680	3,006
Shenwan Hongyuan Group Co. Ltd., Class A	21,195	14,039
Sinolink Securities Co. Ltd., Class A	2,000	2,464
SooChow Securities Co. Ltd., Class A	5,373	5,421
Southwest Securities Co. Ltd., Class A	4,200	2,193
Western Securities Co. Ltd., Class A	4,600	4,183
Zheshang Securities Co. Ltd., Class A	4,100	5,754
Zhongtai Securities Co. Ltd., Class A	6,200	5,925

(Cost $947,468)		932,853

Health Care — 8.8%
Aier Eye Hospital Group Co. Ltd., Class A	7,168	26,959
Apeloa Pharmaceutical Co. Ltd., Class A	1,300	3,384
Asymchem Laboratories Tianjin Co. Ltd., Class A	320	5,919
Autobio Diagnostics Co. Ltd., Class A	500	3,985
Beijing Tiantan Biological Products Corp. Ltd., Class A	1,500	5,873
Beijing Tongrentang Co. Ltd., Class A	1,200	10,203
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A*	580	7,570
Betta Pharmaceuticals Co. Ltd., Class A*	400	3,164
BGI Genomics Co. Ltd., Class A	400	3,306
Bloomage Biotechnology Corp. Ltd., Class A*	303	3,746
Changchun High & New Technology Industry Group, Inc., Class A	400	8,948
China Meheco Co. Ltd., Class A	1,400	2,711
China National Medicines Corp. Ltd., Class A	700	3,929
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	1,075	9,854
Chongqing Zhifei Biological Products Co. Ltd., Class A	1,400	13,810
Daan Gene Co. Ltd., Class A*	1,496	2,570
Dong-E-E-Jiao Co. Ltd., Class A	500	3,464
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	1,500	7,557
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	500	4,851
Hangzhou Tigermed Consulting Co. Ltd., Class A*	350	3,969
Huadong Medicine Co. Ltd., Class A	1,560	8,525
Hualan Biological Engineering, Inc., Class A	1,840	5,818
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A*	900	4,005

	Number of Shares	Value
Health Care (Continued)
Humanwell Healthcare Group Co. Ltd., Class A	1,200	$4,422
Imeik Technology Development Co. Ltd., Class A	200	12,647
Jafron Biomedical Co. Ltd., Class A	750	2,908
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	5,976	38,200
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	1,000	4,689
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	1,300	2,505
Joinn Laboratories China Co. Ltd., Class A	420	2,665
Jointown Pharmaceutical Group Co. Ltd., Class A	1,500	3,414
Kangmei Pharmaceutical Co. Ltd., Class A*	12,413	4,094
Lepu Medical Technology Beijing Co. Ltd., Class A	2,000	6,933
Livzon Pharmaceutical Group, Inc., Class A*	600	3,299
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A*	4,132	3,699
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	923	1,754
Ovctek China, Inc., Class A	860	3,367
Pharmaron Beijing Co. Ltd., Class A	650	4,205
Porton Pharma Solutions Ltd., Class A	500	2,158
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	1,238	3,939
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	2,200	9,626
Shanghai Junshi Biosciences Co. Ltd., Class A*	745	4,757
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	2,800	9,214
Shanghai RAAS Blood Products Co. Ltd., Class A	7,400	6,979
Shenzhen Kangtai Biological Products Co. Ltd., Class A	820	3,198
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,100	46,400
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	700	5,885
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	1,200	5,906
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	1,780	7,157
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	1,200	5,215
Topchoice Medical Corp., Class A*	300	4,452
Walvax Biotechnology Co. Ltd., Class A	1,300	5,271
WuXi AppTec Co. Ltd., Class A	2,536	23,133
Yunnan Baiyao Group Co. Ltd., Class A	1,778	13,436
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	596	25,443
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	1,420	3,677

See Notes to Financial Statements.	35

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Health Care (Continued)
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	400	$1,635
Zhejiang NHU Co. Ltd., Class A*	3,264	6,917
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	500	2,675

(Cost $399,340)		449,994

Industrials — 15.7%
AECC Aero-Engine Control Co. Ltd., Class A	1,200	4,005
AECC Aviation Power Co. Ltd., Class A	2,400	13,388
Air China Ltd., Class A*	6,500	7,954
AVICOPTER PLC, Class A	400	2,194
Beijing Easpring Material Technology Co. Ltd., Class A*	500	3,441
Beijing New Building Materials PLC, Class A	1,300	4,147
Beijing United Information Technology Co. Ltd., Class A*	535	3,442
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	30,000	24,292
China Baoan Group Co. Ltd., Class A	2,700	4,581
China CSSC Holdings Ltd., Class A	4,400	17,796
China Eastern Airlines Corp. Ltd., Class A*	11,500	7,537
China Energy Engineering Corp. Ltd., Class A	33,700	11,350
China National Chemical Engineering Co. Ltd., Class A	5,200	6,239
China Railway Group Ltd., Class A	19,000	21,038
China Southern Airlines Co. Ltd., Class A*	10,800	9,503
China State Construction Engineering Corp. Ltd., Class A	39,400	32,622
Contemporary Amperex Technology Co. Ltd., Class A	4,220	130,980
COSCO SHIPPING Development Co. Ltd., Class A	10,800	3,789
COSCO SHIPPING Holdings Co. Ltd., Class A	12,850	18,827
CRRC Corp. Ltd., Class A	23,100	22,822
Dajin Heavy Industry Co. Ltd., Class A	500	2,328
Daqin Railway Co. Ltd., Class A	14,200	15,225
Dongfang Electric Corp. Ltd., Class A	3,000	7,578
Eve Energy Co. Ltd., Class A	1,962	17,622
Fangda Carbon New Material Co. Ltd., Class A*	4,273	3,790
FAW Jiefang Group Co. Ltd., Class A	3,200	3,637
Ginlong Technologies Co. Ltd., Class A*	350	4,902
GoodWe Technologies Co. Ltd., Class A	126	4,124
Gotion High-tech Co. Ltd., Class A	1,600	5,975
Guangdong Kinlong Hardware Products Co. Ltd., Class A	300	2,664
Guangzhou Baiyun International Airport Co. Ltd., Class A*	2,000	3,986
Guangzhou Great Power Energy & Technology Co. Ltd., Class A	400	2,632
Hainan Airlines Holding Co. Ltd., Class A*	38,000	9,119
Hongfa Technology Co. Ltd., Class A	420	1,785

	Number of Shares	Value
Industrials (Continued)
Hoyuan Green Energy Co. Ltd., Class A	420	$4,552
Jiangsu Hengli Hydraulic Co. Ltd., Class A	1,308	10,015
Jiangsu Zhongtian Technology Co. Ltd., Class A	3,400	6,938
Jiangxi Special Electric Motor Co. Ltd., Class A*	1,700	2,777
Juneyao Airlines Co. Ltd., Class A*	1,800	3,966
Keda Industrial Group Co. Ltd., Class A	1,800	2,680
Kuang-Chi Technologies Co. Ltd., Class A	2,200	4,903
Liaoning Port Co. Ltd., Class A	14,800	3,261
Metallurgical Corp. of China Ltd., Class A	16,314	9,226
Ming Yang Smart Energy Group Ltd., Class A	2,200	5,425
NARI Technology Co. Ltd., Class A	6,240	24,029
Ningbo Deye Technology Co. Ltd., Class A	360	6,843
Ningbo Orient Wires & Cables Co. Ltd., Class A	700	4,813
Ningbo Ronbay New Energy Technology Co. Ltd., Class A	469	3,788
North Industries Group Red Arrow Co. Ltd., Class A	1,400	3,536
Power Construction Corp. of China Ltd., Class A	15,500	14,422
Pylon Technologies Co. Ltd., Class A	159	4,410
Riyue Heavy Industry Co. Ltd., Class A	600	1,793
Sany Heavy Industry Co. Ltd., Class A	8,150	16,790
SF Holding Co. Ltd., Class A	4,600	30,553
Shanghai Construction Group Co. Ltd., Class A	8,700	3,223
Shanghai Electric Group Co. Ltd., Class A*	13,700	9,286
Shanghai International Airport Co. Ltd., Class A*	995	6,507
Shanghai International Port Group Co. Ltd., Class A	6,500	4,807
Shanghai M&G Stationery, Inc., Class A	900	5,370
Shanxi Coal International Energy Group Co. Ltd., Class A	1,000	1,892
Shenzhen Inovance Technology Co. Ltd., Class A	1,400	11,609
Shenzhen Kstar Science And Technology Co. Ltd., Class A	600	3,261
Shuangliang Eco-Energy Systems Co. Ltd., Class A	1,600	2,872
Sichuan New Energy Power Co. Ltd.*	1,600	3,146
Sichuan Road & Bridge Group Co. Ltd., Class A	5,200	11,092
Sieyuan Electric Co. Ltd., Class A	600	3,986
Sinoma International Engineering Co., Class A	1,900	3,546
Spring Airlines Co. Ltd., Class A*	900	7,300
Sungrow Power Supply Co. Ltd., Class A	1,500	23,185
Sunwoda Electronic Co. Ltd., Class A	1,800	4,021
Suzhou Maxwell Technologies Co. Ltd., Class A	256	5,676
TBEA Co. Ltd., Class A	3,481	10,928
Titan Wind Energy Suzhou Co. Ltd., Class A	1,800	3,930

See Notes to Financial Statements.	36

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Industrials (Continued)
Weichai Power Co. Ltd., Class A	6,900	$11,194
XCMG Construction Machinery Co. Ltd., Class A	11,749	9,860
Xiamen C & D, Inc., Class A	2,900	4,725
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	3,343	5,104
YTO Express Group Co. Ltd., Class A	3,700	7,991
Yunda Holding Co. Ltd., Class A	2,810	4,495
Zhefu Holding Group Co. Ltd., Class A	5,000	2,856
Zhejiang Chint Electrics Co. Ltd., Class A	1,717	6,301
Zhejiang Dingli Machinery Co. Ltd., Class A	280	1,852
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	1,600	5,836
Zhejiang Weiming Environment Protection Co. Ltd., Class A	1,590	4,041
Zhejiang Weixing New Building Materials Co. Ltd., Class A	1,700	4,607
Zhuzhou CRRC Times Electric Co. Ltd., Class A	728	4,675
Zhuzhou Kibing Group Co. Ltd., Class A*	3,000	3,402
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	7,750	6,884

(Cost $654,926)		809,494

Information Technology — 14.9%
360 Security Technology, Inc., Class A	6,500	12,725
3peak, Inc., Class A (a)	121	3,854
Advanced Micro-Fabrication Equipment Inc China, Class A*	580	14,109
Amlogic Shanghai Co. Ltd., Class A*	386	4,863
ASR Microelectronics Co. Ltd., Class A*	300	3,338
Avary Holding Shenzhen Co. Ltd., Class A	2,000	7,135
Beijing E-Hualu Information Technology Co. Ltd., Class A*	600	3,112
Beijing Kingsoft Office Software, Inc., Class A*	421	25,523
Beijing Shiji Information Technology Co. Ltd., Class A	1,736	4,748
BOE Technology Group Co. Ltd., Class A*	37,702	21,005
CETC Cyberspace Security Technology Co. Ltd., Class A	800	3,323
Chaozhou Three-Circle Group Co. Ltd., Class A	1,758	7,438
China Greatwall Technology Group Co. Ltd., Class A	3,400	5,745
China National Software & Service Co. Ltd., Class A	600	5,114
China Railway Signal & Communication Corp. Ltd., Class A	7,720	6,457
China Resources Microelectronics Ltd., Class A	1,151	9,608
China Zhenhua Group Science & Technology Co. Ltd., Class A	500	6,469
DHC Software Co. Ltd., Class A	2,500	2,586
Flat Glass Group Co. Ltd., Class A	1,700	7,701
Foxconn Industrial Internet Co. Ltd., Class A	9,300	23,557

	Number of Shares	Value
Information Technology (Continued)
GalaxyCore, Inc., Class A*	1,545	$3,558
GigaDevice Semiconductor, Inc., Class A	612	9,516
GoerTek, Inc., Class A	3,577	9,226
GRG Banking Equipment Co. Ltd., Class A	2,600	4,554
Guangzhou Haige Communications Group, Inc. Co., Class A	1,800	2,534
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A*	700	6,095
Hangzhou Chang Chuan Technology Co. Ltd., Class A	600	4,253
Hangzhou First Applied Material Co. Ltd., Class A	1,881	8,088
Hangzhou Lion Electronics Co. Ltd., Class A*	700	4,002
Hangzhou Silan Microelectronics Co. Ltd., Class A	1,400	6,277
Hengdian Group DMEGC Magnetics Co. Ltd., Class A	1,600	4,069
Hengtong Optic-electric Co. Ltd., Class A	2,300	4,667
Hundsun Technologies, Inc., Class A	1,946	11,601
Iflytek Co. Ltd., Class A	2,134	17,894
Ingenic Semiconductor Co. Ltd., Class A	500	6,625
Inspur Electronic Information Industry Co. Ltd., Class A*	1,288	8,054
Isoftstone Information Technology Group Co. Ltd., Class A	300	1,736
JA Solar Technology Co. Ltd., Class A	3,332	16,834
JCET Group Co. Ltd., Class A	1,400	6,130
Jiangsu Pacific Quartz Co. Ltd., Class A	300	4,791
Jinko Solar Co. Ltd., Class A	5,700	10,183
Lens Technology Co. Ltd., Class A	5,400	8,813
Lingyi iTech Guangdong Co., Class A*	7,700	6,808
LONGi Green Energy Technology Co. Ltd., Class A	7,603	30,750
Luxshare Precision Industry Co. Ltd., Class A	7,033	26,944
Maxscend Microelectronics Co. Ltd., Class A	512	6,369
Montage Technology Co. Ltd., Class A	1,184	10,601
National Silicon Industry Group Co. Ltd., Class A*	2,000	6,287
NAURA Technology Group Co. Ltd., Class A	500	21,292
NavInfo Co. Ltd., Class A	2,200	3,618
Ninestar Corp., Class A	1,200	6,586
Qi An Xin Technology Group, Inc., Class A*	600	5,003
Raytron Technology Co. Ltd., Class A	495	3,449
Risen Energy Co. Ltd., Class A*	1,000	3,284
Rockchip Electronics Co. Ltd., Class A	300	3,690
Sangfor Technologies, Inc., Class A	400	6,995
SG Micro Corp., Class A	375	5,707
Shanghai Aiko Solar Energy Co. Ltd., Class A*	1,100	5,321
Shanghai Baosight Software Co. Ltd., Class A	1,351	10,054

See Notes to Financial Statements.	37

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Information Technology (Continued)
Shanghai Friendess Electronic Technology Corp. Ltd., Class A*	128	$3,590
Shanghai Fudan Microelectronics Group Co. Ltd., Class A	500	4,005
Shengyi Technology Co. Ltd., Class A	1,800	3,855
Shennan Circuits Co. Ltd., Class A	380	4,178
Shenzhen Kaifa Technology Co. Ltd., Class A	1,200	3,855
Shenzhen SC New Energy Technology Corp., Class A	300	4,026
Shenzhen Sunlord Electronics Co. Ltd., Class A	800	2,599
Shenzhen Transsion Holdings Co. Ltd., Class A	696	12,282
StarPower Semiconductor Ltd., Class A	200	6,122
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	1,800	6,419
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	3,200	16,683
Thunder Software Technology Co. Ltd., Class A	500	6,862
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	800	3,457
Tianma Microelectronics Co. Ltd., Class A*	2,500	3,393
Tianshui Huatian Technology Co. Ltd., Class A	2,200	3,001
TongFu Microelectronics Co. Ltd., Class A	1,200	4,171
Tongwei Co. Ltd., Class A	4,400	21,068
Trina Solar Co. Ltd., Class A	2,171	11,973
Unigroup Guoxin Microelectronics Co. Ltd., Class A	839	10,850
Unisplendour Corp. Ltd., Class A	2,508	11,481
Universal Scientific Industrial Shanghai Co. Ltd., Class A	1,700	3,354
Will Semiconductor Co. Ltd., Class A	1,215	17,032
Wingtech Technology Co. Ltd., Class A	1,264	8,851
Wuhan Guide Infrared Co. Ltd., Class A*	3,323	4,789
WUS Printed Circuit Kunshan Co. Ltd., Class A	1,610	4,720
Wuxi Autowell Technology Co. Ltd., Class A	160	3,949
Xiamen Faratronic Co. Ltd., Class A	200	3,761
Yangzhou Yangjie Electronic Technology Co. Ltd., Class A*	500	2,891
Yealink Network Technology Corp. Ltd., Class A*	900	6,694
Yonyou Network Technology Co. Ltd., Class A	3,026	8,442
Zhejiang Dahua Technology Co. Ltd., Class A	3,200	8,910
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	1,300	12,579
Zhejiang Supcon Technology Co. Ltd., Class A	400	5,806
Zhongji Innolight Co. Ltd., Class A*	800	12,069
ZTE Corp., Class A	3,700	18,267

(Cost $652,210)		766,652

	Number of Shares	Value
Materials — 11.2%
Aluminum Corp. of China Ltd., Class A	13,408	$10,180
Anhui Conch Cement Co. Ltd., Class A	3,564	12,534
Anhui Honglu Steel Construction Group Co. Ltd., Class A	780	3,078
Asia — Potash International Investment Guangzhou Co. Ltd., Class A*	500	1,623
Baoshan Iron & Steel Co. Ltd., Class A	20,657	17,046
BBMG Corp., Class A	9,500	2,906
Canmax Technologies Co. Ltd., Class A	780	3,663
Chengxin Lithium Group Co. Ltd., Class A	800	3,393
Chifeng Jilong Gold Mining Co. Ltd., Class A*	1,400	3,149
China Jushi Co. Ltd., Class A	3,672	7,024
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	3,793	12,700
China Rare Earth Resources And Technology Co. Ltd., Class A*	1,100	4,816
CMOC Group Ltd., Class A	16,400	12,060
CNGR Advanced Material Co. Ltd., Class A*	600	4,847
CNNC Hua Yuan Titanium Dioxide Co. Ltd., Class A*	3,190	2,784
Do-Fluoride New Materials Co. Ltd., Class A	1,120	3,143
Ganfeng Lithium Group Co. Ltd., Class A	1,280	11,137
GEM Co. Ltd., Class A	3,500	3,276
Guangdong HEC Technology Holding Co. Ltd., Class A	2,600	2,631
Guangzhou Tinci Materials Technology Co. Ltd., Class A	1,880	10,788
Hangzhou Oxygen Plant Group Co. Ltd., Class A	900	4,513
Haohua Chemical Science & Technology Co. Ltd., Class A	600	3,282
Henan Shenhuo Coal & Power Co. Ltd., Class A	2,100	3,766
Hengli Petrochemical Co. Ltd., Class A	6,220	13,783
Hengyi Petrochemical Co. Ltd., Class A	2,260	2,125
Hesteel Co. Ltd., Class A	11,200	3,599
Hoshine Silicon Industry Co. Ltd., Class A	700	6,617
Huafon Chemical Co. Ltd., Class A	5,200	4,904
Huaibei Mining Holdings Co. Ltd., Class A	2,300	4,225
Huaxin Cement Co. Ltd., Class A	200	357
Hubei Feilihua Quartz Glass Co. Ltd., Class A	500	3,367
Hubei Xingfa Chemicals Group Co. Ltd., Class A	1,200	3,602
Hunan Changyuan Lico Co. Ltd., Class A*	1,403	2,250
Hunan Valin Steel Co. Ltd., Class A	7,200	4,911
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	45,700	11,736
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	6,495	4,001
Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	3,700	3,458
Jiangsu Eastern Shenghong Co. Ltd., Class A	4,300	7,024

See Notes to Financial Statements.	38

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Materials (Continued)
Jiangsu Yangnong Chemical Co. Ltd., Class A	300	$3,494
Jiangsu Yoke Technology Co. Ltd., Class A	500	5,138
Jiangxi Copper Co. Ltd., Class A	2,244	5,826
Jinduicheng Molybdenum Co. Ltd., Class A	3,000	4,585
LB Group Co. Ltd., Class A	2,000	4,404
Luxi Chemical Group Co. Ltd., Class A	800	1,188
Ningbo Shanshan Co. Ltd., Class A*	2,200	4,557
Ningxia Baofeng Energy Group Co. Ltd., Class A	6,600	11,253
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A*	8,500	4,748
Qinghai Salt Lake Industry Co. Ltd., Class A*	4,900	12,921
Rongsheng Petrochemical Co. Ltd., Class A	9,728	15,836
Satellite Chemical Co. Ltd., Class A	2,586	4,598
Shandong Gold Mining Co. Ltd., Class A	3,753	13,299
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	2,270	9,292
Shandong Nanshan Aluminum Co. Ltd., Class A	9,900	4,182
Shandong Sun Paper Industry JSC Ltd., Class A	2,600	3,824
Shanghai Putailai New Energy Technology Co. Ltd., Class A	2,001	9,974
Shanxi Meijin Energy Co. Ltd., Class A	4,500	4,528
Shanxi Taigang Stainless Steel Co. Ltd., Class A	5,400	3,016
Shenghe Resources Holding Co. Ltd., Class A	1,600	2,870
Shenzhen Capchem Technology Co. Ltd., Class A	720	4,751
Shenzhen Dynanonic Co. Ltd., Class A	320	4,938
Shenzhen Senior Technology Material Co. Ltd., Class A	1,198	2,720
Shenzhen YUTO Packaging Technology Co. Ltd., Class A	900	2,988
Sichuan Hebang Biotechnology Co. Ltd., Class A*	9,200	3,034
Sichuan Yahua Industrial Group Co. Ltd., Class A	1,300	3,280
Sinoma Science & Technology Co. Ltd., Class A	1,500	4,088
Sinomine Resource Group Co. Ltd., Class A	588	4,423
Sinopec Shanghai Petrochemical Co. Ltd., Class A	6,570	2,895
Skshu Paint Co. Ltd., Class A*	340	4,266
Sunresin New Materials Co. Ltd., Class A	300	3,867
Tangshan Jidong Cement Co. Ltd., Class A	2,400	2,597
Tianqi Lithium Corp., Class A*	1,500	15,144
Tianshan Aluminum Group Co. Ltd., Class A	4,100	3,625
Tibet Summit Resources Co. Ltd., Class A*	900	2,236
Tongkun Group Co. Ltd., Class A	2,500	4,231
Tongling Nonferrous Metals Group Co. Ltd., Class A*	11,700	4,762
Wanhua Chemical Group Co. Ltd., Class A	2,900	33,477

	Number of Shares	Value
Materials (Continued)
Weihai Guangwei Composites Co. Ltd., Class A	800	$3,288
Western Mining Co. Ltd., Class A	2,100	3,024
Western Superconducting Technologies Co. Ltd., Class A	436	4,749
Xiamen Tungsten Co. Ltd., Class A*	1,400	3,548
Xinjiang Zhongtai Chemical Co. Ltd., Class A*	2,700	2,505
Yintai Gold Co. Ltd., Class A	2,880	5,234
YongXing Special Materials Technology Co. Ltd., Class A	520	4,616
Youngy Co. Ltd., Class A*	300	2,590
Yunnan Aluminium Co. Ltd., Class A	3,500	5,943
Yunnan Energy New Material Co. Ltd., Class A*	900	11,483
Yunnan Tin Co. Ltd., Class A	1,700	3,392
Yunnan Yuntianhua Co. Ltd., Class A	1,800	4,208
Zangge Mining Co. Ltd., Class A	1,600	5,160
Zhejiang Huayou Cobalt Co. Ltd., Class A	1,601	10,391
Zhejiang Juhua Co. Ltd., Class A	2,500	4,613
Zhejiang Longsheng Group Co. Ltd., Class A	3,000	4,000
Zhongjin Gold Corp. Ltd., Class A	4,500	7,092
Zibo Qixiang Tengda Chemical Co. Ltd., Class A*	2,800	2,479
Zijin Mining Group Co. Ltd., Class A	20,997	31,499

(Cost $601,249)		576,967

Real Estate — 1.7%
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	7,815	13,907
China Vanke Co. Ltd., Class A	8,396	16,778
Gemdale Corp., Class A	4,722	4,804
Greenland Holdings Corp. Ltd., Class A*	10,200	4,194
Hainan Airport Infrastructure Co. Ltd., Class A*	10,000	6,203
Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	3,000	3,549
Poly Developments and Holdings Group Co. Ltd., Class A	11,273	20,155
Seazen Holdings Co. Ltd., Class A*	1,913	3,753
Shanghai Lingang Holdings Corp. Ltd., Class A	2,500	4,596
Youngor Group Co. Ltd., Class A	5,100	4,917
Zhejiang China Commodities City Group Co. Ltd., Class A	5,200	6,006

(Cost $108,765)		88,862

Utilities — 4.0%
CECEP Solar Energy Co. Ltd., Class A	4,100	4,022
CECEP Wind-Power Corp., Class A*	6,760	3,652
China National Nuclear Power Co. Ltd., Class A	18,084	17,866
China Three Gorges Renewables Group Co. Ltd., Class A	26,900	20,498
China Yangtze Power Co. Ltd., Class A	22,200	70,129

See Notes to Financial Statements.	39

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Utilities (Continued)
Datang International Power Generation Co. Ltd., Class A*	7,800	$4,017
ENN Natural Gas Co. Ltd., Class A	2,500	6,792
GD Power Development Co. Ltd., Class A*	18,700	10,707
Huadian Power International Corp. Ltd., Class A	7,700	7,705
Huaneng Power International, Inc., Class A*	9,200	13,143
SDIC Power Holdings Co. Ltd., Class A	6,700	12,402
Shanghai Electric Power Co. Ltd., Class A	2,600	4,262
Shenergy Co. Ltd., Class A	4,000	4,002
Shenzhen Energy Group Co. Ltd., Class A	4,200	4,073
Sichuan Chuantou Energy Co. Ltd., Class A	4,100	8,573
Wintime Energy Co. Ltd.*	20,000	4,182
Zhejiang Zheneng Electric Power Co. Ltd., Class A*	10,000	7,298

(Cost $177,503)		203,323

TOTAL COMMON STOCKS (Cost $4,411,829)		5,082,643

	Number of Shares	Value
EXCHANGE-TRADED FUNDS — 0.1%
Xtrackers Harvest CSI 300 China A-Shares ETF (b) (Cost $4,215)	150	$4,009

CASH EQUIVALENTS — 1.2%
DWS Government Money Market Series “Institutional Shares”, 5.04% (c) (Cost $61,695)	61,695	61,695

TOTAL INVESTMENTS — 100.0%
(Cost $4,477,739)		$5,148,347
Other assets and liabilities, net — 0.0%		718

NET ASSETS — 100.0%		$5,149,065

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
EXCHANGE-TRADED FUNDS — 0.1%
Xtrackers Harvest CSI 300 China A-Shares ETF (b)
—	36,806		(33,257)	666	(206)	316	—	150	4,009

SECURITIES LENDING COLLATERAL — 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (c)(d)
—	0	(e)	—	—	—	35	—	—	—

CASH EQUIVALENTS — 1.2%
DWS Government Money Market Series “Institutional Shares”, 5.04% (c)
3,816	341,910		(284,031)	—	—	772	—	61,695	61,695

3,816	378,716		(317,288)	666	(206)	1,123	—	61,845	65,704

*	Non-income producing security.
(a)	Investment was valued using significant unobservable inputs.
(b)	Affiliated fund advised by DBX Advisors LLC.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

JSC:	Joint Stock Company

See Notes to Financial Statements.	40

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2023

At May 31, 2023, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Depreciation
FTSE China A50 Index Futures	USD	1	$12,610	$12,261	6/29/2023	$(349)

For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$5,078,789	$—	$3,854	$5,082,643
Exchange-Traded Funds	4,009	—	—	4,009
Short-Term Investments (a)	61,695	—	—	61,695

TOTAL	$5,144,493	$—	$3,854	$5,148,347

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(349)	$—	$—	$(349)

TOTAL	$(349)	$—	$—	$(349)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

See Notes to Financial Statements.	41

DBX ETF Trust

Statements of Assets and Liabilities

May 31, 2023

	Xtrackers Harvest CSI 300 China A-Shares ETF		Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF		Xtrackers MSCI All China Equity ETF	Xtrackers MSCI China A Inclusion Equity ETF
Assets
Investment in non-affiliated securities at value	$2,326,704,769		$25,759,353		$3,248,545	$5,082,643
Investment in affiliated securities at value	—		—		3,443,294	4,009
Investment in DWS Government Money Market Series	—		—		25,239	61,695
Investment in DWS Government & Agency Securities Portfolio*	—		—		32,169	—
Cash	341,087		27		—	—
Foreign currency at value	7,382,892	†	134,830	†	2,026	2,596
Deposit with broker for futures contracts	—		—		990	990
Receivables:
Investment securities sold	—		—		115,309	3
Variation margin on futures contracts	—		—		617	—
Dividends	—		—		11,137	—
Interest	—		—		112	86
Securities lending income	—		—		92	—

Total assets	$2,334,428,748		$25,894,210		$6,879,530	$5,152,022

Liabilities
Payable upon return of securities loaned	$—		$—		$32,169	$—
Payables:
Investment securities purchased	—		—		140,483	—
Investment advisory fees	1,361,420		14,719		1,194	2,774
Variation margin on futures contracts	—		—		—	183

Total liabilities	1,361,420		14,719		173,846	2,957

Net Assets, at value	$2,333,067,328		$25,879,491		$6,705,684	$5,149,065

Net Assets Consist of
Paid-in capital	$2,829,422,588		$43,537,467		$23,359,493	$6,005,654
Distributable earnings (loss)	(496,355,260)		(17,657,976)		(16,653,809)	(856,589)

Net Assets, at value	$2,333,067,328		$25,879,491		$6,705,684	$5,149,065

Number of Common Shares outstanding	87,250,001		850,001		250,001	250,001

Net Asset Value	$26.74		$30.45		$26.82	$20.60

Investment in non-affiliated securities at cost	$2,231,885,740		$26,938,582		$4,631,543	$4,411,829

Investment in affiliated securities at cost	$—		$—		$4,635,601	$4,215

Value of securities loaned	$—		$—		$133,610	$—

Investment in DWS Government Money Market Series at cost	$—		$—		$25,239	$61,695

Investment in DWS Government & Agency Securities Portfolio at cost*	$—		$—		$32,169	$—

Non-cash collateral for securities on loan	$—		$—		$116,577	$—

Foreign currency at cost	$7,490,549		$137,419		$2,753	$2,596

*	Represents collateral on securities loaned.
†

Included in foreign currency at value is $166,555 and $10,209 respectively which represents foreign investor minimum settlement reserve funds required by China Securities Depository and Clearing Corporation Limited.

See Notes to Financial Statements.	42

DBX ETF Trust

Statements of Operations

For the Year Ended May 31, 2023

	Xtrackers Harvest CSI 300 China A-Shares ETF	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	Xtrackers MSCI All China Equity ETF	Xtrackers MSCI China A Inclusion Equity ETF
Investment Income
Unaffiliated interest income	$12,488	$326	$—	$118
Unaffiliated dividend income*	48,306,283	530,214	101,579	118,138
Affiliated dividend income	—	—	63,947	316
Income distributions from affiliated funds	—	—	543	772
Affiliated securities lending income	—	—	1,323	35

Total investment income	48,318,771	530,540	167,392	119,379

Expenses
Investment advisory fees	14,261,425	194,046	41,354	34,401
Other expenses	58	58	58	58

Total expenses	14,261,483	194,104	41,412	34,459

Less fees waived (see note 3):
Waiver	—	—	(25,514)	(76)

Net expenses	14,261,483	194,104	15,898	34,383

Net investment income (loss)	34,057,288	336,436	151,494	84,996

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(141,205,254)	(1,491,751)	(495,017)	(71,971)
Investments in affiliates	—	—	(39,239)	666
In-kind redemptions	—	—	(26,359)	—
In-kind redemptions in affiliates	—	—	42,698	—
Futures contracts	—	—	(4,967)	(543)
Foreign currency transactions	(4,017,744)	(99,766)	930	(163)

Net realized gain (loss)	(145,222,998)	(1,591,517)	(521,954)	(72,011)

Net change in unrealized appreciation (depreciation) on:
Investments	(198,261,844)	(32,916)	(221,039)	(743,422)
Investments in affiliates	—	—	(541,283)	(206)
Futures contracts	—	—	(349)	(821)
Foreign currency translations	(123,575)	(3,974)	(768)	(6)

Net change in unrealized appreciation (depreciation)	(198,385,419)	(36,890)	(763,439)	(744,455)

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(343,608,417)	(1,628,407)	(1,285,393)	(816,466)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(309,551,129)	$(1,291,971)	$(1,133,899)	$(731,470)

* Unaffiliated foreign tax withheld	$5,370,872	$59,317	$7,473	$13,172

See Notes to Financial Statements.	43

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers Harvest CSI 300 China A-Shares ETF		Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
	Year Ended May 31,		Year Ended May 31,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$34,057,288	$23,808,796	$336,436	$274,693
Net realized gain (loss)	(145,222,998)	(161,499,191)	(1,591,517)	5,609,063
Net change in net unrealized appreciation (depreciation)	(198,385,419)	(694,688,035)	(36,890)	(11,757,074)

Net increase (decrease) in net assets resulting from operations	(309,551,129)	(832,378,430)	(1,291,971)	(5,873,318)

Distributions to Shareholders	(23,017,176)	(23,518,334)	(463,728)	(315,040)

Fund Shares Transactions
Proceeds from shares sold	2,304,709,929	1,830,677,155	1,649,807	7,908,275
Value of shares redeemed	(1,311,138,220)	(2,017,705,513)	(8,194,136)	(7,816,588)

Net increase (decrease) in net assets resulting from fund share transactions	993,571,709	(187,028,358)	(6,544,329)	91,687

Total net increase (decrease) in Net Assets	661,003,404	(1,042,925,122)	(8,300,028)	(6,096,671)

Net Assets
Beginning of year	1,672,063,924	2,714,989,046	34,179,519	40,276,190

End of year	$2,333,067,328	$1,672,063,924	$25,879,491	$34,179,519

Changes in Shares Outstanding
Shares outstanding, beginning of year	54,250,001	64,900,001	1,050,001	1,050,001
Shares sold	75,050,000	47,950,000	50,000	200,000
Shares redeemed	(42,050,000)	(58,600,000)	(250,000)	(200,000)

Shares outstanding, end of year	87,250,001	54,250,001	850,001	1,050,001

See Notes to Financial Statements.	44

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers MSCI All China Equity ETF		Xtrackers MSCI China A Inclusion Equity ETF
	Year Ended May 31,		Year Ended May 31,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$151,494	$305,700	$84,996	$131,487
Net realized gain (loss)	(521,954)	1,080,022	(72,011)	2,030,731
Net change in net unrealized appreciation (depreciation)	(763,439)	(9,259,280)	(744,455)	(4,571,179)

Net increase (decrease) in net assets resulting from operations	(1,133,899)	(7,873,558)	(731,470)	(2,408,961)

Distributions to Shareholders	(129,968)	(423,116)	(95,723)	(114,292)

Fund Shares Transactions
Proceeds from shares sold	—	—	—	—
Value of shares redeemed	(1,474,801)	(17,240,981)	—	(7,191,275)

Net increase (decrease) in net assets resulting from fund share transactions	(1,474,801)	(17,240,981)	—	(7,191,275)

Total net increase (decrease) in Net Assets	(2,738,668)	(25,537,655)	(827,193)	(9,714,528)

Net Assets
Beginning of year	9,444,352	34,982,007	5,976,258	15,690,786

End of year	$6,705,684	$9,444,352	$5,149,065	$5,976,258

Changes in Shares Outstanding
Shares outstanding, beginning of year	300,001	750,001	250,001	500,001
Shares sold	—	—	—	—
Shares redeemed	(50,000)	(450,000)	—	(250,000)

Shares outstanding, end of year	250,001	300,001	250,001	250,001

See Notes to Financial Statements.	45

DBX ETF Trust

Financial Highlights

Xtrackers Harvest CSI 300 China A-Shares ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$30.82	$41.83	$27.18	$26.27	$29.56

Income (loss) from investment operations:
Net investment income (loss) (a)	0.46	0.36	0.30	0.29	0.22
Net realized and unrealized gain (loss)	(4.22)	(11.02)	14.67	0.91	(3.22)

Total from investment operations	(3.76)	(10.66)	14.97	1.20	(3.00)

Less distributions from:
Net investment income	(0.32)	(0.35)	(0.32)	(0.29)	—
Net realized gains	—	—	—	—	(0.29)

Total distributions	(0.32)	(0.35)	(0.32)	(0.29)	(0.29)

Net Asset Value, end of year	$26.74	$30.82	$41.83	$27.18	$26.27

Total Return (%)	(12.28)	(25.67)	55.20	4.50	(10.02)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	2,333	1,672	2,715	1,271	1,449
Ratio of expenses (%)	0.65	0.65	0.65	0.65	0.65
Ratio of net investment income (loss) (%)	1.55	0.97	0.79	1.05	0.87
Portfolio turnover rate (%) (b)	69	95	78	115	81

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$32.55	$38.36	$27.59	$25.93	$32.53

Income (loss) from investment operations:
Net investment income (loss) (a)	0.36	0.28	0.13	0.17	0.20
Net realized and unrealized gain (loss)	(1.88)	(5.77)	10.79	1.65	(6.80)

Total from investment operations	(1.52)	(5.49)	10.92	1.82	(6.60)

Less distributions from:
Net investment income	(0.58)	(0.32)	(0.15)	(0.16)	—

Total distributions	(0.58)	(0.32)	(0.15)	(0.16)	—

Net Asset Value, end of year	$30.45	$32.55	$38.36	$27.59	$25.93

Total Return (%)	(4.71)	(14.50)	39.64	7.02	(20.29)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	26	34	40	30	74
Ratio of expenses (%)	0.65	0.65	0.65	0.65	0.65
Ratio of net investment income (loss) (%)	1.13	0.73	0.37	0.63	0.74
Portfolio turnover rate (%) (b)	41	62	34	48	16

(a)	Based on average shares outstanding during the period.
(b)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	46

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers MSCI All China Equity ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$31.48	$46.64	$32.66	$31.13	$37.78

Income (loss) from investment operations:
Net investment income (loss) (a)	0.55	0.54	0.48	0.76	0.36
Net realized and unrealized gain (loss)	(4.69)	(14.93)	13.85	2.21	(6.42)

Total from investment operations	(4.14)	(14.39)	14.33	2.97	(6.06)

Less distributions from:
Net investment income	(0.52)	(0.77)	(0.35)	(1.44)	(0.59)

Total distributions	(0.52)	(0.77)	(0.35)	(1.44)	(0.59)

Net Asset Value, end of year	$26.82	$31.48	$46.64	$32.66	$31.13

Total Return (%) (b)	(13.28)	(31.15)	43.94	9.35	(15.89)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	7	9	35	20	227
Ratio of expenses before fee waiver (%) (c)	0.50	0.50	0.50	0.50	0.50
Ratio of expenses after fee waiver (%) (c)	0.19	0.21	0.25	0.26	0.28
Ratio of net investment income (loss) (%)	1.83	1.34	1.10	2.27	1.07
Portfolio turnover rate (%) (d)	7	5	8	14	102

Xtrackers MSCI China A Inclusion Equity ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$23.90	$31.38	$19.98	$18.75	$20.80

Income (loss) from investment operations:
Net investment income (loss) (a)	0.34	0.32	0.20	0.41	0.15
Net realized and unrealized gain (loss)	(3.26)	(7.55)	11.44	1.19	(2.03)

Total from investment operations	(2.92)	(7.23)	11.64	1.60	(1.88)

Less distributions from:
Net investment income	(0.38)	(0.25)	(0.24)	(0.37)	(0.17)

Total distributions	(0.38)	(0.25)	(0.24)	(0.37)	(0.17)

Net Asset Value, end of year	$20.60	$23.90	$31.38	$19.98	$18.75

Total Return (%) (b)	(12.32)	(23.20)	58.37	8.49	(8.91)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	5	6	16	14	83
Ratio of expenses before fee waiver (%) (c)	0.60	0.60	0.60	0.60	0.60
Ratio of expenses after fee waiver (%) (c)	0.60	0.60	0.60	0.60	0.60
Ratio of net investment income (loss) (%)	1.48	1.11	0.74	2.03	0.75
Portfolio turnover rate (%) (d)	12	18	33	27	180

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)

The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.

(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	47

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2023, the Trust consists of thirty-nine investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Xtrackers Harvest CSI 300 China A-Shares ETF
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Xtrackers MSCI All China Equity ETF
Xtrackers MSCI China A Inclusion Equity ETF

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees (“Board”).

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before fees and expenses, of a particular index (the “Underlying Index”). The underlying indices for the Funds are:

Fund	Underlying Index
Xtrackers Harvest CSI 300 China A-Shares ETF	CSI 300 Index
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	CSI 500 Index
Xtrackers MSCI All China Equity ETF	MSCI China All Shares Index
Xtrackers MSCI China A Inclusion Equity ETF	MSCI China A Inclusion Index

CSI 300 Index is calculated and maintained by China Securities Index Co., Ltd. It is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index generally must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for specified time periods, have demonstrated positive performance, and not be subject to abnormal volatility or other evidence of possible market manipulation, among other factors. The composition of the Underlying Index is reviewed every six-months.

CSI 500 Index is calculated and maintained by China Securities Index Co., Ltd. is designed to reflect the price fluctuation and performance of small-cap companies in the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index generally must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for specified time periods, have demonstrated positive performance, and not be subject to abnormal volatility or other evidence of possible market manipulation, among other factors. The composition of the Underlying Index is reviewed every six-months.

MSCI China All Shares Index and MSCI China A Inclusion Equity Index are each calculated and maintained by MSCI, Inc. (“MSCI”). The MSCI China All Share Index is designed to capture large- and mid-capitalization representation across all China securities listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index is intended to give investors a means of tracking the overall performance of equity securities that are a representative sample of the entire Chinese investment universe. The Underlying Index is comprised of A-Shares, H-Shares, B-Shares, Red chips and P chips share classes as well as securities of Chinese companies listed outside of China (e.g. American depository receipts). The Underlying Index is rebalanced on a quarterly basis.

48

DBX ETF Trust

Notes to Financial Statements (Continued)

The MSCI China A Inclusion Index is designed to track the equity market performance of China A-Shares that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together “Stock Connect”). “A-Shares” are equity securities issued by companies incorporated in mainland China and are denominated in renminbi. Certain eligible A-Shares are traded on the Shanghai or Shenzhen Stock Exchanges. The Underlying Index is designed to track the inclusion of A-Shares in the MSCI Emerging Markets Index over time and is constructed by MSCI by applying eligibility criteria for the MSCI Global Investable Market Indexes, and then excluding mid- and small-capitalization A-Shares (as determined by MSCI), A-Shares suspended for trading for more than 50 days in the past 12 months and A-Shares that are not accessible through Stock Connect. The Underlying Index is weighted by each issuer’s free float-adjusted market capitalization (i.e., includes only shares that are readily available for trading in the market) available to foreign investors and includes only large-capitalization companies, as determined by MSCI. The Underlying Index is rebalanced on a quarterly basis.

Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Funds in connection with these licensing agreements.

Each Fund is a diversified series of the Trust. In addition, each Fund, with the exception of Xtrackers MSCI All China Equity ETF, may change its diversification status over time and then change it back again, without shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index each Fund tracks.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation    The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

The Funds’ Board has designated the Advisor as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

49

DBX ETF Trust

Notes to Financial Statements (Continued)

Investments in open-end investment companies are valued at their NAV each business day and are categorized as a Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Funds’ valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Distributions of income and capital gains from investments in affiliated funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, are included in dividend income.

Tax Information and Dividends and Distributions to Shareholders    It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends from its net investment income, if any, to investors annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

50

DBX ETF Trust

Notes to Financial Statements (Continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations. For the year ended May 31, 2023, the Funds did not incur any interest or penalties.

As of May 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Undistributed Ordinary Income*	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Xtrackers Harvest CSI 300 China A-Shares ETF	$15,145,482	$(467,194,893)	$(44,305,849)	$(496,355,260)
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	—	(15,728,089)	(1,929,887)	(17,657,976)
Xtrackers MSCI All China Equity ETF	102,190	(14,046,763)	(2,709,236)	(16,653,809)
Xtrackers MSCI China A Inclusion Equity ETF	32,956	(1,451,450)	561,905	(856,589)

The tax character of dividends and distributions declared for the years ended May 31, 2023 and May 31, 2022 were as follows:

Year Ended May 31, 2023
Ordinary Income*
Xtrackers Harvest CSI 300 China A-Shares ETF	$23,017,176
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	463,728
Xtrackers MSCI All China Equity ETF	129,968
Xtrackers MSCI China A Inclusion Equity ETF	95,723

Year Ended May 31, 2022
Ordinary Income*
Xtrackers Harvest CSI 300 China A-Shares ETF	$23,518,334
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	315,040
Xtrackers MSCI All China Equity ETF	423,116
Xtrackers MSCI China A Inclusion Equity ETF	114,292

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At May 31, 2023, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
Xtrackers Harvest CSI 300 China A-Shares ETF	$360,440,664	$106,754,229	$467,194,893
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	14,446,255	1,274,166	15,720,421
Xtrackers MSCI All China Equity ETF	8,211,386	5,835,377	14,046,763
Xtrackers MSCI China A Inclusion Equity ETF	1,388,705	62,745	1,451,450

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the fiscal year ended May 31, 2023, the Fund listed below incurred and will elect to defer late year ordinary losses as follows. The Funds had no post-October capital losses.

Late Year Ordinary Losses
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$7,668

51

DBX ETF Trust

Notes to Financial Statements (Continued)

For the fiscal year ended May 31, 2023, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind.

	Distributable earnings (loss)	Paid-In Capital
Xtrackers MSCI All China Equity ETF	$(14,727)	$14,727

As of May 31, 2023, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

	Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
Xtrackers Harvest CSI 300 China A-Shares ETF	$2,370,902,961	$(44,198,192)	$234,245,855	$(278,444,047)
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	27,686,651	(1,927,298)	3,275,951	(5,203,249)
Xtrackers MSCI All China Equity ETF	9,457,373	(2,708,475)	221,165	(2,929,640)
Xtrackers MSCI China A Inclusion Equity ETF	4,586,096	561,902	1,206,229	(644,327)

Foreign Taxes    The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and deferred foreign taxes on unrealized gains are included in net change in unrealized appreciation (depreciation). Receivables and payables related to foreign taxes as of May 31, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

The Funds’ direct investments in China A-Shares will be subject to a number of Chinese tax rules and the application of many of those rules is evolving. Chinese taxes that may apply to the Funds’ direct investments in A-Shares include withholding income tax (“WHT”) on dividends, WHT on bank deposit interest, WHT on capital gains realized from the disposal of equity investments prior to November 17, 2014 and stamp duty. China imposes WHT at a rate of 10% on dividends on shares and interest income derived by non People’s Republic of China (“PRC”) enterprises including Qualified Foreign Institutional Investors (“QFII”) and Renminbi Qualified Foreign Institutional Investors (“RQFII”) from PRC resident issuers, subject to any lower rate provided by an applicable tax treaty.

Since November 17, 2014, QFIIs and RQFIIs have been temporarily exempt from WHT with respect to gains derived from the trading of equity investments (including shares in PRC enterprises). With respect to gains derived from equity investments prior to November 17, 2014, QFIIs and RQFIIs are subject to WHT at a rate of 10% on such gains on a gross basis, subject to any lower rate provided by an applicable tax treaty. The above WHT treatment applies to QFIIs and RQFIIs which do not have a permanent establishment (“PE”) in the PRC. The Funds do not have PEs in the PRC, therefore, the Funds are only subject to WHT at 10% with respect to gross realized gains derived from the disposal of land-rich A-Share companies and exempt from WHT with respect to gross realized gains derived from non land-rich A-Share companies prior to November 17, 2014 as long as treaty relief is eligible. Land-rich enterprises refer to companies whose value of immovable property in the PRC is greater than 50% of the value of their total assets at any time during the three-year period before the alienation of the PRC companies’ shares. The WHT relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF while realized gains from shares in non land-rich companies prior to November 17, 2014 were granted treaty relief pursuant to the PRC-US Double Taxation Arrangement.

52

DBX ETF Trust

Notes to Financial Statements (Continued)

The PRC rules for taxation of QFIIs and RQFIIs are evolving and the tax regulations to be issued by the PRC State Taxation Administration and/or PRC Ministry of Finance, as well as the practices adopted by the local PRC authorities, may apply retroactively which may adversely affect the Fund and its shareholders.

Foreign Currency Translations    The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF may lend securities to certain financial institutions under the terms of their securities lending agreement. During the term of the loans, the Funds continue to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2023, the Funds invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.08% annualized effective rate as of May 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Funds are not able to recover securities lent, the Funds may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Funds are also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2023, the Funds listed below had securities on loan. The value of the related collateral exceeded the value of the securities loaned at year end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2023

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Xtrackers MSCI All China Equity ETF
Common Stocks	$32,169	$1,212	$2,224	$113,141	$148,746

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$148,746

Derivatives

Futures Contracts    Each Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. No Fund will use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2023, Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF

53

DBX ETF Trust

Notes to Financial Statements (Continued)

utilized futures in order to simulate investment in the Funds’ Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time each Fund enters into a futures contract, each Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects each Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects each Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2023 is included in a table following the Funds’ Schedule of Investments.

The following tables summarize the value of the Funds’ derivative instruments held as of May 31, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Xtrackers MSCI All China Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$349

Xtrackers MSCI China A Inclusion Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$349

*

Includes cumulative appreciation or cumulative depreciation on futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Funds’ earnings during the year ended May 31, 2023 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Net Realized Gain (Loss) from:

Futures Contracts — Equity Contracts
Xtrackers MSCI All China Equity ETF	$(4,967)
Xtrackers MSCI China A Inclusion Equity ETF	(543)

Net Change in Unrealized Appreciation (Depreciation) on:

Futures Contracts — Equity Contracts
Xtrackers MSCI All China Equity ETF	$(349)
Xtrackers MSCI China A Inclusion Equity ETF	(821)

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DBX ETF Trust

Notes to Financial Statements (Continued)

For the year ended May 31, 2023 the average monthly volume of derivatives was as follows:

Futures Contracts (Contract Value)
Xtrackers MSCI All China Equity ETF	$29,720
Xtrackers MSCI China A Inclusion Equity ETF	15,398

Affiliated Cash Management Vehicles    The Funds may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV, and DWS ESG Liquidity Fund maintains a floating NAV. The Funds indirectly bear their proportionate share of the expenses of each affiliated money market fund in which they invest. The Advisor will waive an amount of the unitary advisory fee payable to the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

Harvest Global Investments Limited serves as investment sub-Advisor (the “Sub-Advisor”) to the Xtrackers Harvest CSI 300 China A-Shares ETF and the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF. The Sub-Advisor is responsible for day-to-day management of each Fund, subject to supervision of the Advisor.

For its investment advisory services to the Funds below, the Advisor is entitled to receive a unitary advisory fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Unitary Advisory Fee
Xtrackers Harvest CSI 300 China A-Shares ETF	0.65%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	0.65%
Xtrackers MSCI All China Equity ETF	0.50%
Xtrackers MSCI China A Inclusion Equity ETF	0.60%

The Advisor for Xtrackers MSCI All China Equity ETF has contractually agreed, until November 14, 2024, to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated funds. In addition, the Advisor has contractually agreed, until September 30, 2023, to waive a portion of its unitary advisory fee to the extent necessary to prevent the operating expenses

(except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) of the Fund from exceeding 0.50% of the Fund’s average daily net assets. For the year ended May 31, 2023, the Advisor waived $25,400 of the expenses of the Fund which were attributable to the Fund’s investments in affiliated funds.

The Advisor for Xtrackers MSCI China A Inclusion Equity ETF has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated funds. For the year ended May 31, 2023, the advisor waived $32 of the expenses of the Fund.

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DBX ETF Trust

Notes to Financial Statements (Continued)

The Advisor for the Funds below has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired funds’ fees and expenses attributable to the Funds’ investments in affiliated cash management vehicles. For the year ended May 31, 2023, the Advisor waived expenses of the Funds as follows:

Expenses Waived
Xtrackers MSCI All China Equity ETF	$114
Xtrackers MSCI China A Inclusion Equity ETF	44

Out of the unitary advisory fee, the Advisor pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. Each Fund is responsible for the payment of interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, if any, litigation expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Funds’ Independent Trustees).

4. Investment Portfolio Transactions

For the year ended May 31, 2023, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
Xtrackers Harvest CSI 300 China A-Shares ETF	$2,499,588,044	$1,501,907,875
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	12,008,252	18,738,698
Xtrackers MSCI All China Equity ETF	539,360	1,136,389
Xtrackers MSCI China A Inclusion Equity ETF	683,462	732,793

For the year ended May 31, 2023, the cost of in-kind purchases and proceeds from in-kind sale were as follows:

	Purchases	Sales
Xtrackers MSCI All China Equity ETF	$—	$823,188

5. Fund Share Transactions

As of May 31, 2023, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of Xtrackers MSCI All China Equity ETF generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the respective Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. The purchase of Creation Units for Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI China A Inclusion Equity ETF are generally issued in exchange for a specific amount of cash totaling the NAV of the Creation Units. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

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DBX ETF Trust

Notes to Financial Statements (Continued)

6. Concentration of Ownership

From time to time, Xtrackers MSCI China A Inclusion Equity ETF may have a concentration of several shareholders, including affiliated funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of May 31, 2023, Xtrackers MSCI All China Equity ETF held 61% of the total shares outstanding of the Fund.

7. Investing in China

Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others; more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility; currency revaluations and other currency exchange rate fluctuations or blockage; the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation; the risk of nationalization or expropriation of assets; the risk that the Chinese government may decide not to continue to support economic reform programs; limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients); higher rates of inflation; greater political, economic and social uncertainty; higher market volatility caused by any potential regional territorial conflicts or natural disasters; the risk of increased trade tariffs, embargoes and other trade limitations; restrictions on foreign ownership which require US investors to invest in offshore special purpose companies to obtain indirect exposure to Chinese issuers; custody risks associated with investing through Stock Connect, an RQFII or other programs to access the Chinese securities markets, both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable; different and less stringent financial reporting standards; and increased political pressure from the US and other countries to restrict the ability of investors outside China to invest in Chinese issuers. In addition, in June 2021, the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the Funds, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or designed to provide exposure to, such securities) of any Chinese company identified as a “Chinese Military-Industrial Complex Company”

(“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. To the extent that any company in an Underlying Index is identified as a CMIC at any time (or was previously designed as a CCMC), it may have material adverse effect on a fund’s ability to track its Underlying Index.

8. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Xtrackers MSCI China A Inclusion Equity ETF and certain other funds managed by the Advisor to borrow up to $105 million. Each Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain each Funds’ status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the Secured Overnight Financing Rate plus .10%. Each Fund may borrow up to the lesser of 33 percent of its net assets as permitted by the 1940 Act or 25 percent of adjusted total net assets. The Funds had no outstanding loans at May 31, 2023.

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DBX ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of

Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF and the Board of Trustees of DBX ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF (collectively referred to as the “Funds”), (four of the funds constituting DBX ETF Trust (the “Trust”)), including the schedules of investments, as of May 31, 2023, and the related statements of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting DBX ETF Trust) at May 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodians, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 25, 2023

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DBX ETF Trust

Other Information (Unaudited)

Regulatory Update — Tailored Shareholder Report

Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Funds’ current shareholder reports, including the Funds’ investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Funds’ current shareholder reports.

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DBX ETF Trust

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (the “Advisor”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). The Advisor has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of the Advisor that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

Xtrackers MSCI All China Equity ETF

In February 2023, as required by the Program and the Liquidity Rule, the Advisor provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the Advisor stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. The Advisor also reported that there were no material changes made to the Program during the Reporting Period.

Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI China A Inclusion Equity ETF

In February 2023, as required by the Program and the Liquidity Rule, the Advisor provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, on two occasions your Fund did experience a temporary breach of the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). The breaches were caused by the temporary reclassification of Chinese securities as illiquid due to an extended Chinese and Taiwan holiday market closure in January/February 2022 and a separate extended Chinese holiday market closure in October 2022. Because notifications to the Fund’s board of the anticipated extended holiday closures were made before the start of each holiday closure no filing on Form N-LIQUID was required. Also, because the holiday closures were anticipated in advance, no actions were needed to rebalance the Fund’s portfolio. Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the Advisor stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. The Advisor also reported that there were no material changes made to the Program during the Reporting Period.

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited)

Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers MSCI All China Equity ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 15-16, 2023 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF (each a “Fund,” and collectively, the “Funds”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Advisor”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for each Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) each Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees met with representatives of the Advisor on February 13, 2023 to review financial reports and other information provided by the Advisor and inquire further with regard to the financial information provided, and asked questions of the Advisor during this meeting. The Independent Trustees also took into consideration the discussions they had with management before and during the Meeting and among themselves during their Executive Sessions held on February 15 and February 16, 2023.

The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of each Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Funds.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Advisor from its relationship with the Funds; (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Advisor.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Vedder Price P.C. (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Advisor under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Advisor continuously during the prior year, in addition to the information the Advisor had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Advisor, including portfolio management.

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

The Board considered that the Advisor provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Advisor pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Advisor or one of its DWS Group affiliates, except as may otherwise be determined by the Board. In addition, the Board considered that the Advisor arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operations. The Board also considered that in addition to managing the Funds’ portfolios directly, the Advisor provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Funds.

The Board considered the information regarding each Fund’s tracking error compared to its underlying index that had been provided by the Advisor and by Broadridge. The Board took note of the detailed information provided by the Advisor throughout the year with respect to each Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for each Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Advisor under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Advisor, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Advisor, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Advisor in supervising third party service providers to the Funds, such as the administrator and the custodian, noting the Advisor’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Advisor, which supports the Funds’ compliance program.

Advisor’s Financial Resources.    In connection with the assessment of the ability of the Advisor to perform its duties under the Investment Advisory Agreement, the Board considered the Advisor’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Funds. The Board also noted that the advisory fees and total expenses (after waivers/reimbursements) for the Xtrackers MSCI All China Equity ETF were below or equal to the average and/or median of the ETFs in the Fund’s Peer Group compiled by Broadridge, but Xtrackers MSCI China A Inclusion Equity ETF had advisory fees and/or total expenses (after waivers/reimbursements) that were above the average and/or median of the Fund’s Peer Group.

The Board accordingly noted that each Fund’s fee is competitive with the fees of applicable peer ETFs. The Board considered that the fee for each of the Funds is a unitary fee pursuant to which the Advisor pays all of the Funds’ costs (subject to certain specified exceptions). The Board considered that each Fund’s fee had been priced to scale when it was established. The Board also considered that each Fund’s portfolio is managed on a day-to-day basis by the Advisor and that the Advisor also provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee for each Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Advisor in developing and rendering services provided to the Funds and the information provided by the Advisor to the Board regarding the Funds’ profitability. The Board considered that the Advisor had provided extensive information about the Advisor’s profitability and the Advisor’s methodology in determining profitability. While the Advisor had provided information about the Advisor’s expenses relating to marketing the Funds, the Board considered the Advisor’s profitability without accounting for such expenses. The Board determined that, although only some of the Funds

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

were profitable as of this time, the Advisor’s profitability with respect to each profitable Fund was not excessive. The Board considered whether the Advisor would benefit in other ways from its relationships with the Funds and concluded that there were no material fall-out benefits likely to accrue to the Advisor related to the operation of the Funds.

Economies of Scale.    The Board considered that certain Funds had attracted a substantial amount of assets, but determined that those Funds were not experiencing economies of scale beyond what was reflected in each Fund’s unitary fee, which the Board noted was very competitive. The Board considered that the other Funds were not experiencing economies of scale at this time and determined to revisit this matter after the Funds had attracted more assets. The Board also acknowledged that the concept of economies of scale is a complex subject as to determining with a fair degree of certainty whether economies of scale exist, to what extent they exist, whether scale can result in additional expenses, and alternative ways advisers can share benefits of economies of scale.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC and Investment Sub-Advisory Agreement with Harvest Global Investments Limited

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 15-16, 2023 (the “Meeting”), the Trustees, all of whom are Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement and Investment Sub-Advisory Agreement with respect to Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (each a “Fund,” and collectively, the “Funds”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to continue in effect the Investment Advisory Agreement and the Investment Sub-Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Advisor”) and Harvest Global Investments Limited (“Harvest” or “Sub-Advisor”) for purposes of reviewing the agreements’ terms and also took into consideration the discussions they had with management before and during the Meeting and among themselves during their Executive Sessions held on February 15-16, 2023. The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of each Fund’s investment performance and related financial information, presentations given by DBX and Harvest, as well as periodic reports on brokerage commissions, portfolio execution and other services provided to the Funds.

In reaching its decision with respect to the Investment Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Advisor from its relationship with the Funds; (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Advisor.

In reaching its decision with respect to the Investment Sub-Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the performance of Harvest with respect to its management of the Funds, as well as Harvest’s financial resources and its resulting ability to perform its obligations under the Investment Sub-Advisory Agreement; (3) the total cost of the services provided by Harvest from its relationship with the Funds; (4) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (5) fall out benefits, if any, enjoyed by the Sub-Advisor.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Vedder Price P.C. (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory

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Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

Agreement and the Investment Sub-Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Advisor under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Advisor continuously during the prior year, in addition to the information the Advisor had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Advisor, including portfolio management.

The Board considered that the Advisor provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Advisor pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Advisor or one of its DWS Group affiliates, except as may otherwise be determined by the Board. The Board also considered that the Advisor arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operation. The Board also considered the role played by the Advisor in working with Harvest to manage the Funds’ portfolios, noting that the Advisor provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Funds. The Board considered the information regarding each Fund’s tracking error compared to its underlying index that had been provided by the Advisor and by Broadridge Financial Solutions Inc. (“Broadridge”). The Board took note of the detailed information provided by the Advisor throughout the year with respect to each Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for each Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Advisor under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Advisor, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Advisor, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Advisor in supervising third party service providers to the Funds, such as the administrator and the custodian, noting the Advisor’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Advisor, which supports the Funds’ compliance program.

Advisor’s Financial Resources.    In connection with the assessment of the ability of the Advisor to perform its duties under the Investment Advisory Agreement, the Board considered the Advisor’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Funds. The Board considered that while each Fund’s advisory fees and total expenses after waivers/reimbursements were above the average and median of those Funds’ respective Peer Groups, many of those other ETFs in the Funds’ respective Peer Groups only invested directly in A-Shares through the Stock Connect programs, rather than also utilizing the Renminbi Qualified Foreign Institutional Investor (“RQFII”) program, as the Funds did using the quota

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Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

allocated to the Sub-Advisor. The Board also noted that the Chinese authorities had abolished the quotas under the RQFII system, but that it remained in the Funds’ best interests to continue utilizing Harvest as the Funds’ sub-advisor and that Harvest’s local market capabilities provided the Funds with the widest feasible range of means to access A-shares.

The Board considered that the fee for the Funds is a unitary fee pursuant to which the Advisor pays all of the Funds’ costs (subject to certain specified exceptions). The Board considered that each Fund’s fee had been priced to scale when it was established. The Board also considered that the Funds’ portfolios are managed on a day-to-day basis by the Sub-Advisor, which receives a fee from the Advisor. The Board considered the allocation of responsibilities between the Advisor and Sub-Advisor and noted that the Advisor provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Advisor in developing and rendering services to the Funds and the information provided by the Advisor to the Board regarding the Funds’ profitability. The Board considered that the Advisor had provided extensive information about the Advisor’s profitability and the Advisor’s methodology in determining profitability. While the Advisor had provided information about the Advisor’s expenses relating to marketing the Funds, the Board considered the Advisor’s profitability without accounting for such expenses. The Board determined that only Xtrackers Harvest CSI 300 China A-Shares ETF was profitable as of this time and the Advisor’s profitability with respect to the Fund was not excessive. The Board also noted that since the fee paid by the Advisor to the Sub-Advisor under the Investment Sub-Advisory Agreement contained breakpoints, the Advisor could experience increased profitability as the Funds’ assets increased. The Board considered whether the Advisor would benefit in other ways from its relationships with the Funds and concluded that there were no material fall-out benefits likely to accrue to the Advisor related to the operation of the Funds.

Economies of Scale.    The Board considered that Xtrackers Harvest CSI 300 China A-Shares ETF had attracted a substantial amount of assets), but determined that the Fund was not experiencing economies of scale beyond what was reflected in the Fund’s unitary fee, which the Board noted was very competitive. The Board considered that Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF was not experiencing economies of scale at this time and determined to evaluate the economies of scale on an ongoing basis as a result of asset growth of the Funds. The Board also acknowledged that the concept of economies of scale is a complex subject as to determining with a fair degree of certainty whether economies of scale exist, to what extent they exist, whether scale can result in additional expenses, and alternative ways advisers can share benefits of economies of scale.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

The Board considered the following in determining whether to approve the Investment Sub-Advisory Agreement:

Nature, Extent and Quality of Services.    In considering the nature, extent and quality of services that Harvest provides to the Funds, the Board reviewed in detail the nature, extent and quality of services provided by Harvest under the Investment Sub-Advisory Agreement. In doing so, the Board considered the information it had received from the Sub-Advisor continuously during the prior year, in addition to the information the Sub-Advisor had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities.

The Board also considered Harvest’s operational capabilities and resources, and its experience in serving as investment sub-advisor to the Funds. The Board considered the professional experience, qualifications and performance of Harvest’s senior management and key professional personnel, as well as Harvest’s depth and breadth of experience in managing investment portfolios consisting of China A-Shares, and their techniques for implementing such strategies while minimizing index tracking error. The Board also noted that the Chinese

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Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

authorities had abolished the quotas under the RQFII system, but that it remained in the Funds’ best interests to continue utilizing Harvest as the Funds’ sub-advisor and that Harvest’s local market capabilities provided the Funds with the widest feasible range of means to access A-shares. In addition, the Board considered Harvest’s operational capabilities and resources, and Harvest’s experience in managing index funds covering various asset classes. The Board also noted Harvest’s processes to minimize the cost of trading.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by Harvest under the Investment Sub-Advisory Agreement are reasonable and appropriate in relation to the fees paid to Harvest, taking special consideration of the fact that the fees paid to Harvest are payable by the Advisor and not the Funds.

Performance of Harvest; Harvest’s Financial Resources.    The Board considered Harvest’s performance in managing the Funds and its ability to minimize tracking error, taking note of the detailed information provided by the Advisor throughout the year with respect to each Fund’s tracking error and the sources thereof. The Board concluded that, given Harvest’s capabilities and experience in managing the Funds, Harvest had generally been able to keep the Funds’ tracking error within acceptable ranges.

The Board also considered Harvest’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that Harvest has the financial resources necessary to perform its obligations under the Investment Sub-Advisory Agreement.

Reasonableness of Sub-Advisory Fee.    The Board considered that the fee paid to Harvest in respect of the Funds would be paid by the Advisor and not the Funds. Based on its review, the Board concluded that the fees agreed upon with Harvest are reasonable in light of the nature and quality of investment advisory services rendered for each Fund. The Board reached its conclusion based in part on the aggregate fees paid by the Funds, the fact that the sub-advisory fee is paid by the Advisor and not the Funds, and fees paid by comparable funds to advisors.

Costs of Services and Profitability.    The Board considered that the fees paid by the Advisor to Harvest under the Investment Sub-Advisory Agreement contain breakpoints. The Board further considered that specific information about Harvest’s profitability with respect to its services provided to the Funds was not available because Harvest receives a fixed fee which is computed as a percentage of each Fund’s advisory fees and does not calculate the profitability of its sub-advisory services on a per-Fund level. The Board also considered that the overall fees paid by each Fund remained reasonable.

The Board also considered whether Harvest would benefit in other ways from its relationship with the Funds. The Board discussed Harvest’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage services to Harvest.

Economies of Scale.    The Board considered that Xtrackers Harvest CSI 300 China A-Shares ETF had attracted a substantial amount of assets, but determined that the Fund was not experiencing economies of scale beyond what was reflected in the Fund’s unitary fee, which the Board noted was very competitive. The Board considered that Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF was not experiencing economies of scale at this time and determined to evaluate the economies of scale on an ongoing basis as a result of asset growth of the Funds. The Board also acknowledged that the concept of economies of scale is a complex subject as to determining with a fair degree of certainty whether economies of scale exist, to what extent they exist, whether scale can result in additional expenses, and alternative ways advisers can share benefits of economies of scale.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Sub-Advisory Agreement was fair and reasonable and it was unanimously approved.

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DBX ETF Trust

Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this shareholder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board.    Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairperson since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	42	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairperson of the Audit Committee since 2015	Chief Financial Officer, EyePoint Pharmaceuticals, Inc. (2019-present); Chief Financial Officer, Enzyvant (2018-2019); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	42	—
J. David Officer (1948) Board Member since 2011, Chairperson of the Nominating Committee since 2015	Independent Director (2010-present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	42	(Chairman of) Ilex Management Ltd; Old Westbury Funds

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Board Members and Officers (Unaudited) (Continued)

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present	Chief Administrative Officer Investment Division Americas, of DWS Investment Management Americas, Inc. and Manager (since 2023) and Chief Operating Officer of the Advisor (2016-present). Formerly: Programmes (Head 2021- 2023), of DWS Investment Management Americas, Inc.; Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014-2020); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).
Diane Kenneally(4) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-2022); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc.(2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011-present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present	Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

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Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020-present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); Secretary, Deutsche AM Service Company (2010-2017); and Chief Legal Officer, DBXStrategic Advisors LLC (2020-2021).
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present	Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007-present).
Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014-present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Christian Rijs(4) (1980) Anti-Money Laundering Compliance Officer, since October 21, 2021	Senior Team Lead Anti-Financial Crime and Compliance, DWS Investment Management Americas, Inc.; AML Officer, DWS Trust Company (since November 2, 2021); AML Officer, DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO.

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)	Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

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Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at (855) 329-3837.

Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about each Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount & Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended May 31, 2023.

Qualified Dividend Income*
Xtrackers Harvest CSI 300 China A-Shares ETF	100%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	100%
Xtrackers MSCI All China Equity ETF	89%
Xtrackers MSCI China A Inclusion Equity ETF	100%

* The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Each Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Xtrackers Harvest CSI 300 China A-Shares ETF	$53,675,133	$5,333,296
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	589,537	59,290
Xtrackers MSCI China A Inclusion Equity ETF	131,238	13,172

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DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in U.S. companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. Special risks associated with investments in Chinese companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards, the nature and extent of intervention by the Chinese government in the Chinese securities markets, and the potential unavailability of A shares. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-shares could result in unexpected tax liabilities for the Funds which may reduce Fund returns. Any reduction or elimination of access to A-shares will have a material adverse effect on the ability of the Funds to achieve its investment objective. Performance of the Funds may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in these Funds should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Funds. Please read the prospectus for more information.

The U.S. government has imposed restrictions on the ability of U.S. investors to hold and/or acquire securities of certain Chinese companies. To the extent that an Underlying Index includes such a security and the Fund excludes it, the Fund’s tracking error may increase and the performance of the Fund and Underlying Index may diverge.

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Funds and their investments.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

The CSI Indexes are calculated by China Securities Index Co., Ltd. (CSI). CSI does not make any warranties, express or implied, to its customers or any other party regarding the accuracy or completeness of any data related to the Index. All information is provided for information purposes only. CSI accepts no liability for any errors or any loss arising from the use of information it provides.

The Funds or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to any such Funds or securities or any index on which such Funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.

Copyright © 2023 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Investment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Investment sub-advisor Harvest Global Investments Limited 31/F, One Exchange Square 8 Connaught Place Central, Hong Kong	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203	Independent registered public accounting firm Ernst & Young LLP One Manhattan West New York, NY 10001	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-35360-10 (7/23) DBX005556 (7/24)

May 31, 2023

Annual Report

DBX ETF Trust

Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)

Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)

Xtrackers MSCI Europe Hedged Equity ETF (DBEU)

Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)

Xtrackers MSCI Germany Hedged Equity ETF (DBGR)

Xtrackers MSCI Japan Hedged Equity ETF (DBJP)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear shareholder,

We are pleased to provide this annual report on our six currency hedged equity ETFs for the period ended May 31, 2023.

The global economy witnessed a period of volatility due to heightened inflation, growing interest rates and sluggish industrial activity amid geopolitical tension between Russia and Ukraine. Rising inflation in both developed and emerging economies affected the cost of living as disposable incomes were eroded, resulting in aggressive interest rate hikes by major central banks, except for the Bank of Japan. Global financial markets remained largely volatile with short periods of gains and losses as investors remained uncertain about interest rate actions but acted on positive economic data. Despite the challenges in the banking sectors of the U.S. and Europe during the first quarter of 2023, market sentiment turned positive on the back of China’s reopening after its COVID-19-related restrictions. However, concerns around the U.S. defaulting on its debt and negotiations to increase the debt ceiling dominated the headlines, sending jitters among investors.

U.S. GDP1 grew at a weaker rate in 2022 than in 2021, but second half of 2022 saw green shoots emerge, followed by a slowdown in the first quarter of 2023. Inflation peaked in June 2022, before cooling down in the second half of the year as energy prices softened and retreated further in the early part of 2023. However, core CPI2 remained elevated due to critical components, such as electricity and housing costs, witnessing a significant increase, consequently weighing on the U.S. Federal Reserve’s (Fed’s) decision on interest rate hikes. The labor market remained moderately resilient as the unemployment rate stayed stable during the period amid slowing wage growth.

The Eurozone’s economy started slowing from mid-2022; inflation peaked in October and continued to surpass the rate of wage growth, weighing on consumption demand. Like other central banks, the European Central Bank (ECB) resorted to interest rate hikes to combat this, which took a toll on the economy, with GDP contracting each quarter. Despite major indicators pointing toward a hard recession in 2023, a heavily energy-reliant economy witnessed a surprising first-quarter expansion as energy prices retreated and budgetary support measures helped soften the blow. One key positive for the economy was the tight labor market, with the employment rate rising despite sluggish growth and a downturn in global business activity in the last quarter of 2022.

Emerging economies were weighed down by a multitude of factors including high inflation alongside slowing growth, a hawkish Fed, a strong dollar performance, and heavyweight China facing a slowdown. The monetary tightening cycle of most developing markets that started last year seemed to be drawing to a close as focus shifted from fighting inflation to improving growth rates and boosting demand. Some countries, such as India, paused their rate hikes as manufacturing indicators turned positive and softer indicators such as business and consumer sentiment started to improve.

We believe central banks across the world will likely remain cautious in their approach to monetary policy and watch for positive signs in the economy before taking any interest rate action. Recent banking system stress and debt ceiling-related concerns are also likely to weigh on the Fed’s decisions in the coming months. Unlike the Fed, the ECB has clearly maintained its stance on monetary action and is willing to hike rates further until inflation is within its comfort range. The entire world, in our view, will be keenly watching how China recovers from its COVID-19-induced restrictions to induce an uptick in industrial activity and income recovery while boosting private sector investment.

Our team appreciates your trust and looks forward to serving your investment needs through innovative index-driven strategies

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

1 Gross domestic product (GDP) is the monetary value of all finished goods and services produced within a country’s borders within a specific time period.

2 The Consumer Price Index (CPI) is a price index, the price of a weighted average market basket of consumer goods and services purchased by households. The Core Consumer Price Index excludes volatile energy and food categories.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

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2

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)

The Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the DBAW Index). The DBAW Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the U.S.), while at the same time mitigating exposure to fluctuation between the value of the U.S. dollar and select non-U.S. currencies. For the 12-month period ended May 31, 2023, DBAW returned 4.02%, compared to the DBAW Index return of 4.55%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Materials, Communication Services and Energy sectors. The Industrials, Information Technology and Consumer Discretionary were the major positive contributors. From a geographical perspective, most countries contributed negatively with Hong Kong, Canada and Australia being the most significant detractors. However, France, Japan and Germany contributed positively to the performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed positively to performance.

Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)

The Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index (the DBEM Index). The DBEM Index is designed to provide exposure to equity securities in the global emerging markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and the currencies of countries included in the underlying index. For the 12-month period ended May 31, 2023, DBEM returned -5.40%, compared to the DBEM Index return of -4.52%.

All the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Consumer Discretionary, Communication Services and Financials sectors. From a geographical perspective, most countries contributed negatively with Hong Kong, South Africa and South Korea being the most significant detractors. However, Mexico, India and Turkey contributed positively to the performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed positively to performance.

Xtrackers MSCI Europe Hedged Equity ETF (DBEU)

The Xtrackers MSCI Europe Hedged Equity ETF (DBEU) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the DBEU Index). The DBEU index is designed to provide exposure to equity securities in fifteen developed European stock markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. For the 12-month period ended May 31, 2023, DBEU returned 8.77%, compared to the DBEU Index return of 8.75%.

Consumer Discretionary, Industrials and Financials were the major positive contributors, while Materials, Real Estate and Communication Services sectors detracted most from the performance. From a geographical perspective Norway, Finland and Sweden contributed negatively to the performance. However, France, Germany and Denmark contributed positively to the performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed positively to performance.

Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)

The Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI U.S. Dollar Hedged Index (the DBEZ Index). The DBEZ Index is designed to provide exposure to equities in countries in the European Monetary Union, or the “Eurozone” that have adopted the euro as their common currency and sole legal tender, while at the same time mitigating exposure to the fluctuations between the value of the U.S. dollar and the euro. For the 12-month period ended May 31, 2023, DBEZ returned 10.57%, compared to the DBEZ Index return of 10.75%.

3

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Consumer Discretionary, Information Technology and Industrials were the major positive contributors, while Real Estate, Health Care and Materials sectors detracted most from the performance. From a geographical perspective, most countries contributed positively with France, Germany and Netherlands being the most significant contributors. However, Finland, Belgium and Austria contributed negatively to the performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against the euro. The currency hedging strategy contributed positively to performance.

Xtrackers MSCI Germany Hedged Equity ETF (DBGR)

The Xtrackers MSCI Germany Hedged Equity ETF (DBGR) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Germany US Dollar Hedged Index (the DBGR Index). The DBGR Index is designed to provide exposure to Germany’s equity market, while at the same time mitigating exposure to fluctuations between the value of the US dollar and euro. For the 12-month period ended May 31, 2023, DBGR returned 9.67%, compared to the DBGR Index return of 9.86%.

The majority of the sectors contributed positively to performance during the period with the greatest contribution coming from, Information Technology, Industrials and Financials. While the Health Care, Real Estate and Materials sectors detracted most from the performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed positively to performance.

Xtrackers MSCI Japan Hedged Equity ETF (DBJP)

The Xtrackers MSCI Japan Hedged Equity ETF (DBJP) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the DBJP Index). The DBJP Index is designed to track the performance of the Japanese equity market, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and Japanese yen. For the 12-month period ended May 31, 2023, DBJP returned 17.78%, compared to the DBJP Index return of 18.43%.

The majority of sectors contributed positively to performance during the period with the greatest contributions coming from Industrials, Financials, and Information Technology. The Communication Services, Real Estate and Energy sectors detracted from performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against the Japanese yen. The currency hedging strategy contributed positively to performance.

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 6-17 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

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5

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)

The Xtrackers MSCI All World ex US Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States), while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	MSCI ACWI ex USA US Dollar Hedged Index	MSCI ACWI ex USA Index
One Year	4.02%	3.56%	4.55%	-1.41%
Five Year	5.46%	5.49%	5.83%	2.22%
Since Inception[1]	5.97%	5.92%	6.41%	3.04%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI ACWI ex USA US Dollar Hedged Index	MSCI ACWI ex USA Index
One Year	4.02%	3.56%	4.55%	-1.41%
Five Year	30.45%	30.61%	32.75%	11.62%
Since Inception[1]	72.06%	71.30%	78.80%	32.35%

1 Total returns are calculated based on the commencement of operations, January 23, 2014 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022, was 0.40%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

6

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, January 23, 2014.

Sector Diversification* as of May 31, 2023

Financials	20.3%
Industrials	13.0%
Information Technology	12.1%
Consumer Discretionary	11.7%
Health Care	9.9%
Consumer Staples	8.8%
Materials	7.9%
Communication Services	5.6%
Energy	5.4%
Utilities	3.3%
Real Estate	2.0%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2023 (11.6% of Net Assets)

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1.9%
Nestle SA (Switzerland)	1.4%
Samsung Electronics Co. Ltd. (South Korea)	1.2%
ASML Holding NV (Netherlands)	1.2%
Novo Nordisk A/S (Denmark)	1.1%
Tencent Holdings Ltd. (China)	1.0%
LVMH Moet Hennessy Louis Vuitton SE (France)	1.0%
Roche Holding AG (Switzerland)	1.0%
AstraZeneca PLC (United Kingdom)	1.0%
Novartis AG (Switzerland)	0.8%

Country Diversification* as of May 31, 2023

Japan	14.5%
United Kingdom	9.1%
France	7.6%
China	7.5%
Canada	7.4%
Switzerland	7.1%
Germany	5.5%
Australia	4.7%
Taiwan	4.4%
India	4.1%
South Korea	3.6%
Netherlands	3.2%
Hong Kong	2.3%
Denmark	2.0%
Sweden	2.0%
Other	15.0%

Total	100.0%

* As a percent of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 19.

7

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)

The Xtrackers MSCI Emerging Markets Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track emerging market performance while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. It is not possible to invest directly into and index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	MSCI EM US Dollar Hedged Index	MSCI EM Index
One Year	-5.40%	-3.55%	-4.52%	-8.49%
Five Year	0.57%	0.79%	1.36%	-0.67%
Ten Year	2.21%	2.33%	3.41%	1.90%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI EM US Dollar Hedged Index	MSCI EM Index
One Year	-5.40%	-3.55%	-4.52%	-8.49%
Five Year	2.86%	4.01%	6.99%	-3.28%
Ten Year	24.48%	25.84%	39.90%	20.67%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022, was 0.65%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

8

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM) (Continued)

Growth of an Assumed $10,000 Investment

Sector Diversification* as of May 31, 2023

Financials	22.0%
Information Technology	21.3%
Consumer Discretionary	13.0%
Communication Services	9.7%
Materials	8.3%
Consumer Staples	6.4%
Industrials	6.2%
Energy	4.9%
Health Care	3.9%
Utilities	2.6%
Real Estate	1.7%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2023 (23.6% of Net Assets)

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6.8%
Samsung Electronics Co. Ltd. (South Korea)	4.5%
Tencent Holdings Ltd. (China)	3.8%
Alibaba Group Holding Ltd. (China)	2.5%
Reliance Industries Ltd. (India)	1.4%
Meituan (China)	1.1%
China Construction Bank Corp. (China)	0.9%
ICICI Bank Ltd. (India)	0.9%
Housing Development Finance Corp. Ltd. (India)	0.9%
Infosys Ltd. (India)	0.8%

Country Diversification* as of May 31, 2023

China	26.9%
Taiwan	15.9%
India	14.5%
South Korea	12.7%
Brazil	5.0%
Saudi Arabia	4.2%
South Africa	3.0%
Mexico	2.8%
Indonesia	2.1%
Thailand	2.0%
Other	10.9%

Total	100.0%

* As a percent of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 48.

9

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Europe Hedged Equity ETF (DBEU)

The X-trackers MSCI Europe Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the developed markets in Europe, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	MSCI Europe US Dollar Hedged Index	MSCI Europe Index
One Year	8.77%	9.09%	8.75%	4.68%
Five Year	7.66%	7.68%	7.83%	4.07%
Since Inception[1]	7.87%	7.89%	8.13%	4.00%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI Europe US Dollar Hedged Index	MSCI Europe Index
One Year	8.77%	9.09%	8.75%	4.68%
Five Year	44.62%	44.75%	45.78%	22.06%
Since Inception[1]	107.92%	108.43%	112.88%	46.16%

1 Total returns are calculated based on the commencement of operations, October 1, 2013 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022, was 0.45%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Europe Hedged Equity ETF (DBEU) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, October 1, 2013.

Sector Diversification* as of May 31, 2023

Financials	16.9%
Health Care	16.1%
Industrials	15.0%
Consumer Staples	12.6%
Consumer Discretionary	11.6%
Information Technology	7.1%
Materials	6.8%
Energy	5.5%
Utilities	4.4%
Communication Services	3.3%
Real Estate	0.7%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2023 (22.4% of Net Assets)

Nestle SA (Switzerland)	3.2%
ASML Holding NV (Netherlands)	2.9%
Novo Nordisk A/S (Denmark)	2.6%
LVMH Moet Hennessy Louis Vuitton SE (France)	2.4%
Roche Holding AG (Switzerland)	2.3%
AstraZeneca PLC (United Kingdom)	2.2%
Novartis AG (Switzerland)	2.0%
Shell PLC (United Kingdom)	1.9%
HSBC Holdings PLC (United Kingdom)	1.5%
SAP SE (Germany)	1.4%

Country Diversification* as of May 31, 2023

United Kingdom	21.5%
France	18.0%
Switzerland	16.8%
Germany	13.0%
Netherlands	7.4%
Denmark	4.8%
Sweden	4.7%
Spain	3.9%
Italy	3.1%
Other	6.8%

Total	100.0%

* As a percent of total investments excluding exchange-traded funds, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 69.

11

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)

The Xtrackers MSCI Eurozone Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of equity securities based in the countries in the European Monetary Union (the “EMU”), while seeking to mitigate exposure to fluctuations between the value of the U.S. dollar and the euro. It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	MSCI EMU IMI US Dollar Hedged Index	MSCI EMU IMI Index
One Year	10.57%	11.23%	10.75%	6.53%
Five Year	7.27%	7.37%	7.44%	3.05%
Since Inception[1]	8.18%	8.29%	8.35%	4.47%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI EMU IMI US Dollar Hedged Index	MSCI EMU IMI Index
One Year	10.57%	11.23%	10.75%	6.53%
Five Year	42.06%	42.72%	43.14%	16.21%
Since Inception[1]	94.64%	96.42%	97.35%	44.83%

1 Total returns are calculated based on the commencement of operations, December 10, 2014 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022 was 0.45%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

12

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, December 10, 2014.

Sector Diversification* as of May 31, 2023

Industrials	16.9%
Consumer Discretionary	16.4%
Financials	16.3%
Information Technology	12.3%
Health Care	7.9%
Consumer Staples	7.6%
Materials	6.5%
Utilities	6.0%
Communication Services	4.5%
Energy	4.3%
Real Estate	1.3%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2023 (25.8% of Net Assets)

Description	% of Net Assets
ASML Holding NV (Netherlands)	5.3%
LVMH Moet Hennessy Louis Vuitton SE (France)	4.4%
SAP SE (Germany)	2.5%
TotalEnergies SE (France)	2.4%
Siemens AG (Germany)	2.3%
Sanofi (France)	2.1%
L’Oreal SA (France)	1.9%
Schneider Electric SE (France)	1.7%
Air Liquide SA (France)	1.6%
Allianz SE (Germany)	1.6%

Country Diversification* as of May 31, 2023

France	33.9%
Germany	25.2%
Netherlands	14.1%
Spain	7.8%
Italy	7.0%
Finland	3.1%
Belgium	2.8%
Ireland	2.5%
Other	3.6%

Total	100.0%

* As a percent of total investments excluding exchange-traded funds, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 77.

13

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Germany Hedged Equity ETF (DBGR)

The Xtrackers MSCI Germany Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Germany US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the German equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	MSCI Germany US Dollar Hedged Index	MSCI Germany Index
One Year	9.67%	9.78%	9.86%	5.47%
Five Year	4.47%	4.50%	4.63%	0.25%
Ten Year	6.60%	6.66%	6.86%	3.10%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI Germany US Dollar Hedged Index	MSCI Germany Index
One Year	9.67%	9.78%	9.86%	5.47%
Five Year	24.45%	24.64%	25.39%	1.24%
Ten Year	89.41%	90.63%	94.09%	35.65%

Prior to May 31, 2013, this Fund was known as dbx-trackers MSCI Canada Hedged Equity Fund (DBCN) and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022 was 0.45%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

14

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Germany Hedged Equity ETF (DBGR) (Continued)

Growth of an Assumed $10,000 Investment

Sector Diversification* as of May 31, 2023

Industrials	19.9%
Financials	16.9%
Consumer Discretionary	16.4%
Information Technology	15.1%
Health Care	10.7%
Materials	6.3%
Communication Services	6.2%
Utilities	4.2%
Consumer Staples	3.0%
Real Estate	1.3%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2023 (54.1% of Net Assets)

Description	% of Net Assets
SAP SE	10.2%
Siemens AG	9.3%
Allianz SE	6.4%
Deutsche Telekom AG	5.4%
Mercedes-Benz Group AG	4.8%
Bayer AG	4.1%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3.7%
Infineon Technologies AG	3.6%
Deutsche Post AG	3.4%
BASF SE	3.2%

* As a percent of total investments excluding exchange-traded fund and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 86.

15

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Japan Hedged Equity ETF (DBJP)

The Xtrackers MSCI Japan Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the Japanese equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and Japanese yen. It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	MSCI Japan US Dollar Hedged Index	MSCI Japan Index
One Year	17.78%	17.45%	18.43%	4.53%
Five Year	8.48%	8.51%	8.99%	1.78%
Ten Year	8.88%	9.03%	9.48%	4.99%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI Japan US Dollar Hedged Index	MSCI Japan Index
One Year	17.78%	17.45%	18.43%	4.53%
Five Year	50.21%	50.46%	53.78%	9.24%
Ten Year	134.09%	137.48%	147.46%	62.70%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022 was 0.45%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

16

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Japan Hedged Equity ETF (DBJP) (Continued)

Growth of an Assumed $10,000 Investment

Sector Diversification* as of May 31, 2023

Industrials	22.8%
Consumer Discretionary	18.3%
Information Technology	14.9%
Financials	11.2%
Health Care	9.6%
Communication Services	7.3%
Consumer Staples	6.6%
Materials	4.6%
Real Estate	3.0%
Utilities	1.0%
Energy	0.7%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2023 (22.6% of Net Assets)

Description	% of Net Assets
Toyota Motor Corp.	4.2%
Sony Group Corp.	3.5%
Keyence Corp.	2.8%
Mitsubishi UFJ Financial Group, Inc.	2.2%
Tokyo Electron Ltd.	1.8%
Daiichi Sankyo Co. Ltd.	1.8%
Shin-Etsu Chemical Co. Ltd.	1.6%
Hitachi Ltd.	1.6%
Sumitomo Mitsui Financial Group, Inc.	1.6%
Takeda Pharmaceutical Co. Ltd.	1.5%

* As a percent of total investments excluding exchange-traded fund, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 89.

17

DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other Fund expenses. In the most recent six-month period the Funds limited these expenses; had they not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers MSCI All World ex US Hedged Equity ETF
Actual	$1,000.00	$1,037.40	0.40%	$2.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.40%	$2.02
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Actual	$1,000.00	$996.30	0.65%	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
Xtrackers MSCI Europe Hedged Equity ETF
Actual	$1,000.00	$1,062.40	0.45%	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	0.45%	$2.27
Xtrackers MSCI Eurozone Hedged Equity ETF
Actual	$1,000.00	$1,081.90	0.45%	$2.34
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	0.45%	$2.27
Xtrackers MSCI Germany Hedged Equity ETF
Actual	$1,000.00	$1,096.40	0.45%	$2.35
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	0.45%	$2.27
Xtrackers MSCI Japan Hedged Equity ETF
Actual	$1,000.00	$1,110.30	0.45%	$2.37
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	0.45%	$2.27

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

18

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF

May 31, 2023

	Number of Shares	Value
COMMON STOCKS — 96.2%
Australia — 4.5%
Ampol Ltd.	1,132	$23,127
ANZ Group Holdings Ltd.	16,865	251,429
APA Group (a)	6,471	42,259
Aristocrat Leisure Ltd.	3,274	79,114
ASX Ltd.	1,129	49,518
Aurizon Holdings Ltd.	11,688	27,065
BHP Group Ltd.	28,092	767,808
BlueScope Steel Ltd.	2,379	28,658
Brambles Ltd.	8,381	74,903
Cochlear Ltd.	351	55,572
Coles Group Ltd.	7,156	83,690
Commonwealth Bank of Australia	9,445	594,568
Computershare Ltd.	3,152	45,843
CSL Ltd.	2,679	533,902
Dexus REIT	5,645	30,145
EBOS Group Ltd. (b)	1,218	30,870
Endeavour Group Ltd.	7,738	31,055
Fortescue Metals Group Ltd.	9,269	115,878
Goodman Group REIT	9,023	115,209
GPT Group REIT	11,034	30,072
IDP Education Ltd. (b)	1,240	17,599
IGO Ltd.	3,512	32,575
Insurance Australia Group Ltd.	14,724	49,706
Lendlease Corp. Ltd. (a)	3,916	20,123
Lottery Corp. Ltd.	13,414	43,451
Macquarie Group Ltd.	1,997	221,783
Medibank Pvt Ltd.	15,582	36,183
Mineral Resources Ltd.	964	44,388
Mirvac Group REIT	21,179	31,684
National Australia Bank Ltd.	17,754	299,904
Newcrest Mining Ltd.	4,541	75,880
Northern Star Resources Ltd.	6,974	58,563
Orica Ltd.	2,566	25,520
Origin Energy Ltd.	9,026	48,905
Pilbara Minerals Ltd. (b)	15,747	45,170
Qantas Airways Ltd.*	5,390	23,314
QBE Insurance Group Ltd.	8,114	77,161
Ramsay Health Care Ltd.	1,077	40,190
REA Group Ltd. (b)	255	22,811
Reece Ltd.	1,026	12,119
Rio Tinto Ltd.	2,028	141,145
Santos Ltd.	19,320	91,611
Scentre Group REIT	28,919	50,976
SEEK Ltd.	1,941	29,707
Sonic Healthcare Ltd.	2,394	54,797
South32 Ltd.	24,670	62,261
Stockland REIT	15,971	44,254
Suncorp Group Ltd.	7,434	64,311
Telstra Group Ltd.	22,052	62,539
Transurban Group (a)	16,692	161,123
Treasury Wine Estates Ltd.	5,231	39,537
Vicinity Ltd. REIT	18,069	21,802
Washington H Soul Pattinson & Co. Ltd.	1,181	24,674
Wesfarmers Ltd.	6,245	193,638
Westpac Banking Corp.	19,886	267,493
WiseTech Global Ltd.	959	46,678

	Number of Shares	Value
Australia (Continued)
Woodside Energy Group Ltd.	10,352	$230,958
Woolworths Group Ltd.	6,618	161,598

(Cost $6,053,773)		5,986,816

Austria — 0.1%
Erste Group Bank AG	1,931	62,478
OMV AG	806	35,909
Verbund AG	394	29,712
voestalpine AG	742	22,985

(Cost $163,919)		151,084

Belgium — 0.5%
Ageas SA/NV (b)	827	32,999
Anheuser-Busch InBev SA/NV	4,772	254,581
D’ieteren Group	108	18,667
Elia Group SA/NV	191	23,090
Groupe Bruxelles Lambert NV	626	48,231
KBC Group NV	1,346	88,022
Sofina SA	93	19,186
Solvay SA (b)	445	46,453
UCB SA	684	59,602
Umicore SA (b)	1,218	33,850
Warehouses De Pauw CVA REIT	1,045	29,310

(Cost $837,552)		653,991

Brazil — 1.0%
Ambev SA	26,300	74,701
Atacadao SA	2,964	5,533
B3 SA — Brasil Bolsa Balcao	34,459	90,472
Banco Bradesco SA	9,678	25,314
Banco BTG Pactual S.A	6,891	35,723
Banco do Brasil SA	5,000	43,975
Banco Santander Brasil SA	2,049	11,551
BB Seguridade Participacoes SA	3,235	19,723
CCR SA	8,872	23,731
Centrais Eletricas Brasileiras SA	6,261	43,564
Cia de Saneamento Basico do Estado de Sao Paulo	2,817	29,179
Cia Siderurgica Nacional SA	3,957	9,477
Cosan SA	5,210	15,404
CPFL Energia SA	1,773	10,582
Energisa SA	279	2,422
Eneva SA*	3,626	8,184
Engie Brasil Energia SA	1,304	10,803
Equatorial Energia SA	5,875	32,598
Equatorial Energia SA*	82	455
Hapvida Participacoes e Investimentos SA, 144A*	33,394	26,263
Hypera SA	3,014	24,251
JBS SA	5,104	16,902
Klabin SA	3,942	16,302
Localiza Rent a Car SA	1,544	18,881
Localiza Rent a Car SA*	18	218
Lojas Renner SA	6,078	23,302
Magazine Luiza SA*	19,206	14,386
Natura & Co. Holding SA*	6,002	16,433
Petroleo Brasileiro SA	20,338	117,098
PRIO SA*	3,690	24,868

See Notes to Financial Statements.	19

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Brazil (Continued)
Raia Drogasil SA	7,106	$39,681
Rede D’Or Sao Luiz SA, 144A	2,233	12,764
Rumo SA	7,169	29,420
Sendas Distribuidora SA	6,762	14,328
Suzano SA	4,434	39,137
Telefonica Brasil SA	2,515	19,829
TIM SA	4,993	13,739
TOTVS SA	1,901	10,777
Ultrapar Participacoes SA	3,444	11,493
Vale SA	18,774	236,132
Vibra Energia SA	7,838	24,858
WEG SA	9,143	67,780

(Cost $1,201,809)		1,312,233

Canada — 7.2%
Agnico Eagle Mines Ltd.	2,722	138,516
Air Canada*	1,018	16,071
Algonquin Power & Utilities Corp.	4,257	35,875
Alimentation Couche-Tard, Inc.	4,502	217,986
AltaGas Ltd.	1,555	26,369
ARC Resources Ltd.	3,455	41,638
Bank of Montreal	3,994	333,113
Bank of Nova Scotia	6,623	319,904
Barrick Gold Corp.	2,794	48,189
Barrick Gold Corp.	6,885	116,348
BCE, Inc.	455	20,526
Brookfield Asset Management Ltd., Class A	1,924	58,818
Brookfield Corp.	7,995	240,115
BRP, Inc.	178	12,655
CAE, Inc.*	1,806	36,932
Cameco Corp.	2,292	63,805
Canadian Apartment Properties REIT (b)	436	15,754
Canadian Imperial Bank of Commerce	5,159	212,707
Canadian National Railway Co.	3,203	361,143
Canadian Natural Resources Ltd.	6,134	330,445
Canadian Pacific Kansas City Ltd.	5,183	394,939
Canadian Tire Corp. Ltd., Class A	348	41,801
Canadian Utilities Ltd., Class A	795	21,346
CCL Industries, Inc., Class B	906	42,213
Cenovus Energy, Inc. (b)	8,131	129,916
CGI, Inc.*	1,124	116,416
Constellation Software, Inc.	116	236,530
Descartes Systems Group, Inc.*	534	41,288
Dollarama, Inc.	1,642	99,887
Element Fleet Management Corp.	2,329	35,325
Emera, Inc.	1,595	65,762
Empire Co. Ltd., Class A	1,021	26,038
Enbridge, Inc.	11,156	392,740
Fairfax Financial Holdings Ltd.	122	87,569
First Quantum Minerals Ltd.	3,134	65,658
FirstService Corp.	251	36,462
Fortis, Inc.	2,576	108,353
Franco-Nevada Corp.	1,056	153,464
George Weston Ltd.	338	39,758
GFL Environmental, Inc.	1,080	38,983
Gildan Activewear, Inc.	880	23,998

	Number of Shares	Value
Canada (Continued)
Great-West Lifeco, Inc. (b)	1,338	$37,878
Hydro One Ltd., 144A	1,597	45,516
iA Financial Corp., Inc.	638	40,663
IGM Financial, Inc.	297	8,725
Imperial Oil Ltd.	1,130	51,293
Intact Financial Corp.	951	140,153
Ivanhoe Mines Ltd., Class A*	3,638	26,638
Keyera Corp.	1,294	28,883
Kinross Gold Corp.	7,362	34,709
Loblaw Cos. Ltd.	895	78,252
Lundin Mining Corp.	3,958	27,670
Magna International, Inc.	1,445	69,914
Manulife Financial Corp.	10,018	185,601
Metro, Inc.	1,280	67,333
National Bank of Canada	1,875	134,420
Northland Power, Inc.	1,498	32,862
Nutrien Ltd.	2,940	154,894
Nuvei Corp., 144A*	390	12,236
Onex Corp.	462	20,920
Open Text Corp.	1,605	66,730
Pan American Silver Corp.	2,077	31,656
Parkland Corp.	871	21,725
Pembina Pipeline Corp.	2,878	87,135
Power Corp. of Canada	2,891	74,836
Quebecor, Inc., Class B	1,005	23,965
RB Global, Inc.	1,009	52,706
Restaurant Brands International, Inc.	1,700	123,427
RioCan Real Estate Investment Trust REIT	676	9,969
Rogers Communications, Inc., Class B	1,850	81,564
Royal Bank of Canada	7,759	694,052
Saputo, Inc.	1,462	37,824
Shopify, Inc., Class A*	6,661	381,112
Sun Life Financial, Inc. (b)	3,296	159,641
Suncor Energy, Inc.	7,387	206,945
TC Energy Corp.	5,517	214,746
Teck Resources Ltd., Class B	2,569	100,281
TELUS Corp.	2,690	50,966
TFI International, Inc.	479	50,458
Thomson Reuters Corp.	892	113,427
TMX Group Ltd.	337	36,681
Toromont Industries Ltd.	515	39,834
Toronto-Dominion Bank	10,058	569,324
Tourmaline Oil Corp.	1,717	71,779
West Fraser Timber Co. Ltd.	266	17,951
Wheaton Precious Metals Corp.	2,428	110,034
WSP Global, Inc.	755	93,564

(Cost $8,305,041)		9,566,247

Cayman Islands — 0.0%
Parade Technologies Ltd. (Cost $32,148)	418	13,875

Chile — 0.1%
Antofagasta PLC	2,156	35,871
Banco de Chile	258,773	26,165
Banco de Credito e Inversiones SA	222	6,526
Banco Santander Chile	361,173	15,695

See Notes to Financial Statements.	20

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Chile (Continued)
Cencosud SA	8,433	$15,929
Cia Cervecerias Unidas SA	667	4,899
Cia Sud Americana de Vapores SA	36,842	2,709
Empresas CMPC SA	7,496	12,817
Empresas Copec SA	2,226	16,077
Enel Americas SA*	107,638	13,879
Enel Chile SA	123,794	6,801
Falabella SA	4,372	9,634

(Cost $202,279)		167,002

China — 7.3%
360 Security Technology, Inc., Class A	3,700	7,252
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,900	8,713
3SBio, Inc., 144A	9,586	9,696
AAC Technologies Holdings, Inc. (b)	3,567	7,316
Advanced Micro-Fabrication Equipment Inc China, Class A*	350	8,524
AECC Aviation Power Co. Ltd., Class A	1,000	5,585
Agricultural Bank of China Ltd., Class A	28,900	14,293
Agricultural Bank of China Ltd., Class H	157,970	59,513
Aier Eye Hospital Group Co. Ltd., Class A	3,124	11,763
Air China Ltd., Class A*	6,900	8,454
Air China Ltd., Class H* (b)	9,926	7,542
Akeso, Inc., 144A* (b)	3,369	15,015
Alibaba Group Holding Ltd.*	91,333	908,612
Aluminum Corp. of China Ltd., Class A	7,300	5,549
Aluminum Corp. of China Ltd., Class H	18,664	8,247
Anhui Conch Cement Co. Ltd., Class A	1,200	4,225
Anhui Conch Cement Co. Ltd., Class H	6,575	17,465
Anhui Gujing Distillery Co. Ltd., Class A	100	3,540
Anhui Gujing Distillery Co. Ltd., Class B	526	8,619
ANTA Sports Products Ltd.	6,442	65,774
Asymchem Laboratories Tianjin Co. Ltd., Class A	280	5,185
Autohome, Inc., ADR	380	10,876
AviChina Industry & Technology Co. Ltd., Class H	21,908	10,604
Baidu, Inc., Class A*	12,684	193,408
Bank of Beijing Co. Ltd., Class A	11,100	7,377
Bank of China Ltd., Class A	16,800	9,206
Bank of China Ltd., Class H	432,156	169,431
Bank of Communications Co. Ltd., Class A	11,800	9,699
Bank of Communications Co. Ltd., Class H	49,744	32,081
Bank of Hangzhou Co. Ltd., Class A	3,700	6,036
Bank of Jiangsu Co. Ltd., Class A*	11,600	12,093
Bank of Nanjing Co. Ltd., Class A	7,900	9,368
Bank of Ningbo Co. Ltd., Class A	2,210	7,639
Bank of Shanghai Co. Ltd., Class A	5,590	4,846
Baoshan Iron & Steel Co. Ltd., Class A	10,200	8,427
Beijing Capital International Airport Co. Ltd., Class H*	6,501	4,533
Beijing Kingsoft Office Software, Inc., Class A*	256	15,539
Beijing Tongrentang Co. Ltd., Class A	100	851

	Number of Shares	Value
China (Continued)
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A*	145	$1,895
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	10,800	8,756
Betta Pharmaceuticals Co. Ltd., Class A*	400	3,168
BGI Genomics Co. Ltd., Class A	500	4,137
Bilibili, Inc., Class Z* (b)	1,128	18,367
BOE Technology Group Co. Ltd., Class A*	15,500	8,646
BYD Co. Ltd., Class A	700	24,948
BYD Co. Ltd., Class H	5,554	167,674
BYD Electronic International Co. Ltd.	2,894	8,426
CGN Power Co. Ltd., Class H, 144A	82,381	19,779
Changchun High & New Technology Industry Group, Inc., Class A	200	4,479
Chaozhou Three-Circle Group Co. Ltd., Class A	1,100	4,660
China Cinda Asset Management Co. Ltd., Class H	54,699	6,077
China CITIC Bank Corp. Ltd., Class H	52,339	27,538
China Coal Energy Co. Ltd., Class H	5,298	4,005
China Communications Services Corp. Ltd., Class H	14,234	6,762
China Conch Venture Holdings Ltd.	10,486	13,177
China Construction Bank Corp., Class A	4,300	3,867
China Construction Bank Corp., Class H	537,832	344,110
China CSSC Holdings Ltd., Class A	2,400	9,718
China Energy Engineering Corp. Ltd., Class A	17,700	5,969
China Everbright Bank Co. Ltd., Class A	14,000	6,196
China Everbright Bank Co. Ltd., Class H*	13,497	4,154
China Evergrande Group* (c)	8,123	0
China Feihe Ltd., 144A	21,663	12,588
China Galaxy Securities Co. Ltd., Class A	1,470	2,346
China Galaxy Securities Co. Ltd., Class H	26,284	14,165
China Hongqiao Group Ltd.	14,641	10,396
China International Capital Corp. Ltd., Class H, 144A	8,796	16,086
China Jushi Co. Ltd., Class A	4,400	8,426
China Lesso Group Holdings Ltd.	5,474	3,614
China Life Insurance Co. Ltd., Class A	700	3,672
China Life Insurance Co. Ltd., Class H	41,086	69,365
China Literature Ltd., 144A* (b)	2,048	7,742
China Longyuan Power Group Corp. Ltd., Class H	21,208	23,780
China Meidong Auto Holdings Ltd.	2,636	3,393
China Merchants Bank Co. Ltd., Class A	7,600	34,491
China Merchants Bank Co. Ltd., Class H	21,031	97,763
China Merchants Energy Shipping Co. Ltd., Class A	6,700	5,375
China Merchants Securities Co. Ltd., Class A	4,200	8,208
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	2,300	4,098
China Minsheng Banking Corp. Ltd., Class A	13,500	7,511
China Minsheng Banking Corp. Ltd., Class H	28,896	11,440

See Notes to Financial Statements.	21

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
China (Continued)
China National Building Material Co. Ltd., Class H	15,893	$8,991
China National Nuclear Power Co. Ltd., Class A	11,200	11,078
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	1,300	4,358
China Oilfield Services Ltd., Class H	10,996	11,206
China Pacific Insurance Group Co. Ltd., Class A	2,100	8,217
China Pacific Insurance Group Co. Ltd., Class H	13,944	35,259
China Petroleum & Chemical Corp., Class A	9,200	8,221
China Petroleum & Chemical Corp., Class H	135,133	85,079
China Railway Group Ltd., Class A	13,900	15,409
China Railway Group Ltd., Class H	18,491	12,185
China Resources Microelectronics Ltd., Class A	622	5,198
China Resources Mixc Lifestyle Services Ltd., 144A	3,535	16,094
China Resources Pharmaceutical Group Ltd., 144A	5,360	5,141
China Shenhua Energy Co. Ltd., Class A	2,690	10,670
China Shenhua Energy Co. Ltd., Class H	18,207	57,548
China Southern Airlines Co. Ltd., Class A*	10,000	8,810
China Southern Airlines Co. Ltd., Class H*	7,607	4,381
China State Construction Engineering Corp. Ltd., Class A	13,900	11,523
China Three Gorges Renewables Group Co. Ltd., Class A	12,800	9,766
China Tourism Group Duty Free Corp. Ltd., Class A	800	13,837
China Tourism Group Duty Free Corp. Ltd., Class H, 144A*	620	9,866
China Tower Corp. Ltd., Class H, 144A	293,078	32,188
China United Network Communications Ltd., Class A	10,000	6,913
China Vanke Co. Ltd., Class A	3,300	6,603
China Vanke Co. Ltd., Class H	11,678	15,421
China Yangtze Power Co. Ltd., Class A	8,900	28,148
China Zhenhua Group Science & Technology Co. Ltd., Class A	600	7,773
Chinasoft International Ltd.* (b)	14,445	8,615
Chongqing Brewery Co. Ltd., Class A	200	2,507
Chongqing Changan Automobile Co. Ltd., Class A	3,640	6,112
Chongqing Rural Commercial Bank Co. Ltd., Class A	7,100	3,940
Chongqing Zhifei Biological Products Co. Ltd., Class A	800	7,901
CITIC Ltd.	29,803	34,407
CITIC Securities Co. Ltd., Class A	8,430	23,748
CITIC Securities Co. Ltd., Class H	14,270	26,279
CMOC Group Ltd., Class A	13,200	9,718

	Number of Shares	Value
China (Continued)
CMOC Group Ltd., Class H	15,252	$7,966
Contemporary Amperex Technology Co. Ltd., Class A	1,578	49,037
COSCO SHIPPING Energy Transportation Co. Ltd., Class A*	2,600	4,088
COSCO SHIPPING Holdings Co. Ltd., Class A	6,330	9,285
COSCO SHIPPING Holdings Co. Ltd., Class H	18,876	16,633
Country Garden Holdings Co. Ltd. (b)	60,195	11,070
Country Garden Services Holdings Co. Ltd.	11,992	13,952
CRRC Corp. Ltd., Class A	24,300	24,036
CRRC Corp. Ltd., Class H	3,776	2,339
CSC Financial Co. Ltd., Class A	1,960	6,992
CSPC Pharmaceutical Group Ltd.	52,024	45,311
Dali Foods Group Co. Ltd., 144A	15,749	5,249
Daqin Railway Co. Ltd., Class A	7,700	8,266
Daqo New Energy Corp., ADR* (b)	388	13,949
DaShenLin Pharmaceutical Group Co. Ltd., Class A	840	3,842
Dongfang Electric Corp. Ltd., Class A	100	253
Dongfeng Motor Group Co. Ltd., Class H	23,713	10,266
Dongyue Group Ltd.	9,332	8,164
East Buy Holding Ltd., 144A* (b)	2,750	10,202
East Money Information Co. Ltd., Class A	5,134	10,113
Ecovacs Robotics Co. Ltd., Class A	200	1,946
ENN Energy Holdings Ltd.	4,157	48,310
Eve Energy Co. Ltd., Class A	900	8,093
Everbright Securities Co. Ltd., Class A	1,800	4,006
Flat Glass Group Co. Ltd., Class H	2,614	7,344
Focus Media Information Technology Co. Ltd., Class A	3,200	2,886
Foshan Haitian Flavouring & Food Co. Ltd., Class A*	1,517	12,899
Fosun International Ltd.	21,044	13,867
Foxconn Industrial Internet Co. Ltd., Class A	4,600	11,666
Fuyao Glass Industry Group Co. Ltd., Class A	1,100	5,014
Fuyao Glass Industry Group Co. Ltd., Class H, 144A	3,423	12,458
Ganfeng Lithium Group Co. Ltd., Class A	700	6,098
Ganfeng Lithium Group Co. Ltd., Class H, 144A (b)	2,119	13,409
GD Power Development Co. Ltd., Class A*	12,900	7,395
GDS Holdings Ltd., Class A*	4,320	5,329
Gemdale Corp., Class A	1,700	1,732
Genscript Biotech Corp.*	6,892	15,244
GF Securities Co. Ltd., Class A	2,000	4,187
GF Securities Co. Ltd., Class H	6,132	8,520
GigaDevice Semiconductor, Inc., Class A	168	2,615
Ginlong Technologies Co. Ltd., Class A*	300	4,207
GoerTek, Inc., Class A	1,500	3,874
Gotion High-tech Co. Ltd., Class A	1,500	5,608
Great Wall Motor Co. Ltd., Class A*	1,200	3,809

See Notes to Financial Statements.	22

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
China (Continued)
Great Wall Motor Co. Ltd., Class H* (b)	17,402	$17,868
Gree Electric Appliances, Inc. of Zhuhai, Class A	1,000	4,634
Greentown China Holdings Ltd.	4,920	4,618
Greentown Service Group Co. Ltd. (b)	8,393	4,534
Guangdong Haid Group Co. Ltd., Class A	400	2,599
Guanghui Energy Co. Ltd., Class A	2,500	2,550
Guangzhou Automobile Group Co. Ltd., Class A	3,800	5,441
Guangzhou Automobile Group Co. Ltd., Class H	17,222	9,875
Guangzhou Tinci Materials Technology Co. Ltd., Class A	800	4,596
Guosen Securities Co. Ltd., Class A	5,900	7,635
Guotai Junan Securities Co. Ltd., Class A	3,100	6,446
H World Group Ltd., ADR*	988	36,181
Haidilao International Holding Ltd., 144A* (b)	11,144	23,454
Haier Smart Home Co. Ltd., Class A	2,100	6,338
Haier Smart Home Co. Ltd., Class H	12,032	34,496
Haitian International Holdings Ltd.	4,489	10,193
Haitong Securities Co. Ltd., Class A	5,000	6,611
Haitong Securities Co. Ltd., Class H	14,205	9,433
Hangzhou First Applied Material Co. Ltd., Class A	784	3,375
Hangzhou Silan Microelectronics Co. Ltd., Class A	800	3,591
Hangzhou Tigermed Consulting Co. Ltd., Class H, 144A (b)	788	5,907
Hansoh Pharmaceutical Group Co. Ltd., 144A	7,293	12,070
Henan Shuanghui Investment & Development Co. Ltd., Class A	1,100	3,799
Hengan International Group Co. Ltd.	3,819	16,241
Hengli Petrochemical Co. Ltd., Class A	1,800	3,993
Hithink RoyalFlush Information Network Co. Ltd., Class A	400	9,039
Hoshine Silicon Industry Co. Ltd., Class A	500	4,732
Hoyuan Green Energy Co. Ltd., Class A	400	4,340
Hua Hong Semiconductor Ltd., 144A*	2,689	8,705
Huadian Power International Corp. Ltd., Class A	8,000	8,014
Huadong Medicine Co. Ltd., Class A	700	3,830
Hualan Biological Engineering, Inc., Class A	670	2,121
Huaneng Power International, Inc., Class A*	3,500	5,006
Huaneng Power International, Inc., Class H*	17,022	10,934
Huatai Securities Co. Ltd., Class A	1,700	3,232
Huatai Securities Co. Ltd., Class H, 144A	9,693	12,119
Huaxia Bank Co. Ltd., Class A	9,400	7,634
Huayu Automotive Systems Co. Ltd., Class A	1,700	4,170
Huizhou Desay Sv Automotive Co. Ltd., Class A	300	4,783

	Number of Shares	Value
China (Continued)
Hundsun Technologies, Inc., Class A	1,456	$8,690
Hygeia Healthcare Holdings Co. Ltd., 144A*	2,124	12,491
Iflytek Co. Ltd., Class A	900	7,556
Imeik Technology Development Co. Ltd., Class A	100	6,331
Industrial & Commercial Bank of China Ltd., Class A	33,000	22,395
Industrial & Commercial Bank of China Ltd., Class H	300,742	160,924
Industrial Bank Co. Ltd., Class A	8,800	20,475
Industrial Securities Co. Ltd., Class A	1,950	1,677
Ingenic Semiconductor Co. Ltd., Class A	300	3,980
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	32,600	8,382
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	2,600	1,604
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	2,100	8,501
Inner Mongolia Yitai Coal Co. Ltd., Class B	10,900	14,061
Innovent Biologics, Inc., 144A*	5,347	25,060
iQIYI, Inc., ADR*	3,404	13,820
JA Solar Technology Co. Ltd., Class A	1,764	8,923
JD Health International, Inc., 144A*	5,531	34,081
JD Logistics, Inc., 144A*	13,732	21,956
JD.com, Inc., Class A	12,988	208,824
Jiangsu Eastern Shenghong Co. Ltd., Class A	2,200	3,598
Jiangsu Expressway Co. Ltd., Class H	8,873	8,578
Jiangsu Hengli Hydraulic Co. Ltd., Class A	600	4,600
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	2,600	16,640
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	700	13,203
Jiangsu Zhongtian Technology Co. Ltd., Class A	1,300	2,656
Jiangxi Copper Co. Ltd., Class A	2,700	7,018
Jiangxi Copper Co. Ltd., Class H	3,974	5,978
Jinko Solar Co. Ltd.	4,383	7,839
Jiumaojiu International Holdings Ltd., 144A	8,278	14,166
Kanzhun Ltd., ADR*	1,212	16,810
KE Holdings, Inc., ADR*	3,589	51,107
Kingdee International Software Group Co. Ltd.*	15,602	20,722
Kingsoft Corp. Ltd.* (b)	5,845	21,236
Kuaishou Technology, 144A*	13,213	89,431
Kweichow Moutai Co. Ltd., Class A	400	91,547
Lenovo Group Ltd.	33,923	31,885
Lens Technology Co. Ltd., Class A	2,610	4,265
Lepu Medical Technology Beijing Co. Ltd., Class A	1,200	4,165
Li Auto, Inc., Class A*	6,095	88,034
Li Ning Co. Ltd.	12,557	67,352

See Notes to Financial Statements.	23

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
China (Continued)
Lingyi iTech Guangdong Co., Class A*	3,100	$2,744
Longfor Group Holdings Ltd., 144A	10,936	21,033
LONGi Green Energy Technology Co. Ltd., Class A	3,340	13,525
Lufax Holding Ltd., ADR	5,225	6,688
Luxshare Precision Industry Co. Ltd., Class A	3,349	12,846
Luzhou Laojiao Co. Ltd., Class A	600	17,200
Mango Excellent Media Co. Ltd., Class A	1,200	4,933
Maxscend Microelectronics Co. Ltd., Class A	160	1,993
Meituan, Class B, 144A*	28,367	399,216
Metallurgical Corp. of China Ltd., Class A	5,900	3,341
Microport Scientific Corp.* (b)	3,646	6,277
Ming Yang Smart Energy Group Ltd., Class A	2,300	5,678
MINISO Group Holding Ltd., ADR	644	9,789
Minth Group Ltd.	4,579	11,450
Montage Technology Co. Ltd., Class A	617	5,531
Muyuan Foods Co. Ltd., Class A	2,134	12,008
NARI Technology Co. Ltd., Class A	3,076	11,859
NAURA Technology Group Co. Ltd., Class A	200	8,527
NetEase, Inc.	10,740	181,870
New China Life Insurance Co. Ltd., Class A	1,300	6,720
New China Life Insurance Co. Ltd., Class H	4,257	11,009
New Hope Liuhe Co. Ltd., Class A*	1,400	2,217
New Oriental Education & Technology Group, Inc.*	8,270	31,578
Ninestar Corp., Class A	548	3,011
Ningbo Deye Technology Co. Ltd., Class A	180	3,425
Ningbo Tuopu Group Co. Ltd., Class A	500	4,084
Ningxia Baofeng Energy Group Co. Ltd., Class A	4,466	7,624
NIO, Inc., ADR* (b)	7,790	58,659
Nongfu Spring Co. Ltd., Class H, 144A (b)	10,821	58,040
Oppein Home Group, Inc., Class A	500	6,663
Orient Securities Co. Ltd., Class A	2,048	2,846
People’s Insurance Co. Group of China Ltd., Class A	5,600	4,815
People’s Insurance Co. Group of China Ltd., Class H	44,346	16,763
PetroChina Co. Ltd., Class A	7,700	8,114
PetroChina Co. Ltd., Class H	109,802	70,954
Pharmaron Beijing Co. Ltd., Class A	600	3,886
Pharmaron Beijing Co. Ltd., Class H, 144A	1,081	3,990
PICC Property & Casualty Co. Ltd., Class H	37,106	44,212
Ping An Bank Co. Ltd., Class A	6,600	10,757
Ping An Healthcare and Technology Co. Ltd., 144A* (b)	2,085	4,809
Ping An Insurance Group Co. of China Ltd., Class A	4,400	29,056

	Number of Shares	Value
China (Continued)
Ping An Insurance Group Co. of China Ltd., Class H	34,742	$220,508
Poly Developments and Holdings Group Co. Ltd., Class A	3,900	6,981
Pop Mart International Group Ltd., 144A	3,770	8,281
Postal Savings Bank of China Co. Ltd., Class A	14,000	10,111
Postal Savings Bank of China Co. Ltd., Class H, 144A	44,006	27,650
Power Construction Corp. of China Ltd., Class A	5,900	5,496
Qifu Technology, Inc., ADR	515	7,081
Qinghai Salt Lake Industry Co. Ltd., Class A*	2,900	7,656
Rongsheng Petrochemical Co. Ltd., Class A	2,550	4,156
SAIC Motor Corp. Ltd., Class A	2,400	4,525
Sangfor Technologies, Inc., Class A	400	7,003
Sany Heavy Equipment International Holdings Co. Ltd.	6,832	9,022
Sany Heavy Industry Co. Ltd., Class A	2,800	5,775
Satellite Chemical Co. Ltd., Class A	2,937	5,228
SDIC Power Holdings Co. Ltd., Class A	2,500	4,633
Seazen Holdings Co. Ltd., Class A*	2,500	4,911
SF Holding Co. Ltd., Class A	1,860	12,369
SG Micro Corp., Class A	150	2,285
Shaanxi Coal Industry Co. Ltd., Class A	4,700	11,068
Shandong Gold Mining Co. Ltd., Class A	2,200	7,805
Shandong Gold Mining Co. Ltd., Class H, 144A	4,780	9,108
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	900	3,689
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	13,432	19,864
Shanghai Baosight Software Co. Ltd., Class A	910	6,780
Shanghai Baosight Software Co. Ltd., Class B	3,380	11,238
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	1,100	4,819
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	3,018	8,209
Shanghai Fudan Microelectronics Group Co. Ltd., Class H (b)	2,852	7,667
Shanghai Junshi Biosciences Co. Ltd., Class A*	270	1,726
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	3,931	2,347
Shanghai M&G Stationery, Inc., Class A	800	4,779
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	1,300	4,283
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	5,214	10,387
Shanghai Pudong Development Bank Co. Ltd., Class A	9,300	9,604
Shanghai Putailai New Energy Technology Co. Ltd., Class A	1,160	5,789

See Notes to Financial Statements.	24

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
China (Continued)
Shanghai Rural Commercial Bank Co. Ltd., Class A	7,000	$5,803
Shanxi Coking Coal Energy Group Co. Ltd., Class A	1,600	2,214
Shanxi Meijin Energy Co. Ltd., Class A	3,100	3,123
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	420	12,382
Shenwan Hongyuan Group Co. Ltd., Class A	11,900	7,892
Shenzhen Dynanonic Co. Ltd., Class A	320	4,944
Shenzhen Inovance Technology Co. Ltd., Class A	1,050	8,717
Shenzhen Kangtai Biological Products Co. Ltd., Class A	896	3,499
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	445	18,793
Shenzhen SC New Energy Technology Corp., Class A	300	4,031
Shenzhen Transsion Holdings Co. Ltd., Class A	633	11,184
Shenzhou International Group Holdings Ltd.	4,510	36,516
Sichuan Chuantou Energy Co. Ltd., Class A	1,900	3,978
Sichuan Road & Bridge Group Co. Ltd., Class A	2,800	5,980
Sichuan Yahua Industrial Group Co. Ltd., Class A	1,000	2,526
Silergy Corp.	1,844	24,035
Sinopharm Group Co. Ltd., Class H	8,105	26,549
Smoore International Holdings Ltd., 144A	10,110	10,174
StarPower Semiconductor Ltd., Class A	100	3,065
Sunac China Holdings Ltd.*	14,174	2,154
Sungrow Power Supply Co. Ltd., Class A	500	7,738
Sunny Optical Technology Group Co. Ltd.	3,609	33,922
Suzhou Maxwell Technologies Co. Ltd., Class A	160	3,552
TAL Education Group, ADR*	2,073	11,256
TBEA Co. Ltd., Class A	1,500	4,715
TCL Technology Group Corp., Class A	1,280	694
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	1,100	5,742
Tencent Holdings Ltd.	34,592	1,372,115
Tencent Music Entertainment Group, ADR*	3,659	25,393
Tianma Microelectronics Co. Ltd., Class A*	1,000	1,359
Tianqi Lithium Corp., Class A*	800	8,086
Tingyi Cayman Islands Holding Corp.	13,235	19,843
Tongcheng Travel Holdings Ltd.*	5,989	11,947
Tongwei Co. Ltd., Class A	1,700	8,150
Topsports International Holdings Ltd., 144A	16,911	13,131
TravelSky Technology Ltd., Class H	4,346	7,926
Trina Solar Co. Ltd., Class A	1,184	6,538
Trip.com Group Ltd.*	3,149	101,020

	Number of Shares	Value
China (Continued)
Tsingtao Brewery Co. Ltd., Class A	200	$2,675
Tsingtao Brewery Co. Ltd., Class H	2,870	24,703
Unigroup Guoxin Microelectronics Co. Ltd., Class A	475	6,150
Uni-President China Holdings Ltd.*	10,252	8,903
Unisplendour Corp. Ltd., Class A	1,880	8,616
Vipshop Holdings Ltd., ADR*	2,612	37,404
Walvax Biotechnology Co. Ltd., Class A	900	3,653
Wanhua Chemical Group Co. Ltd., Class A	1,021	11,801
Weibo Corp., ADR*	333	4,652
Weichai Power Co. Ltd., Class A	2,100	3,411
Weichai Power Co. Ltd., Class H	14,848	20,175
Wens Foodstuffs Group Co. Ltd., Class A	2,440	5,766
Will Semiconductor Co. Ltd., Class A	540	7,579
Wingtech Technology Co. Ltd., Class A	478	3,351
Wuliangye Yibin Co. Ltd., Class A	1,200	27,176
WUS Printed Circuit Kunshan Co. Ltd., Class A	1,500	4,403
WuXi AppTec Co. Ltd., Class A	920	8,402
WuXi AppTec Co. Ltd., Class H, 144A*	2,094	17,248
Wuxi Biologics Cayman, Inc., 144A*	21,469	109,806
Xiaomi Corp., Class B, 144A*	83,432	110,171
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	4,300	6,573
Xinyi Solar Holdings Ltd.	24,569	24,254
XPeng, Inc., Class A* (b)	5,888	23,348
Xtep International Holdings Ltd.	8,580	8,623
Yadea Group Holdings Ltd., 144A (b)	6,987	13,920
Yankuang Energy Group Co. Ltd., Class A	700	2,668
Yankuang Energy Group Co. Ltd., Class H (b)	9,496	24,060
Yifeng Pharmacy Chain Co. Ltd., Class A	600	4,183
Yihai International Holding Ltd.* (b)	2,432	5,392
Yihai Kerry Arawana Holdings Co. Ltd., Class A	1,000	5,648
YongXing Special Materials Technology Co. Ltd., Class A	390	3,466
Yonyou Network Technology Co. Ltd., Class A	1,700	4,748
YTO Express Group Co. Ltd., Class A	900	1,946
Yum China Holdings, Inc.	2,265	127,882
Yunnan Baiyao Group Co. Ltd., Class A	560	4,237
Yunnan Energy New Material Co. Ltd., Class A*	300	3,832
Zai Lab Ltd.* (b)	5,802	19,154
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	200	8,548
Zhaojin Mining Industry Co. Ltd., Class H*	8,439	11,984
Zhejiang Chint Electrics Co. Ltd., Class A	1,200	4,409
Zhejiang Dahua Technology Co. Ltd., Class A	3,600	10,035
Zhejiang Expressway Co. Ltd., Class H (b)	5,816	4,308
Zhejiang Huayou Cobalt Co. Ltd., Class A	650	4,224
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	600	5,813

See Notes to Financial Statements.	25

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
China (Continued)
Zhejiang NHU Co. Ltd., Class A*	2,160	$4,583
Zhejiang Supcon Technology Co. Ltd., Class A	279	4,054
ZhongAn Online P&C Insurance Co. Ltd., Class H, 144A*	5,473	15,412
Zhongji Innolight Co. Ltd., Class A*	600	9,062
Zhongsheng Group Holdings Ltd.	3,824	14,113
Zhuzhou CRRC Times Electric Co. Ltd.	3,305	13,907
Zijin Mining Group Co. Ltd., Class A	6,800	10,213
Zijin Mining Group Co. Ltd., Class H	34,308	46,530
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	4,400	3,913
ZTE Corp., Class A	1,512	7,474
ZTE Corp., Class H	3,477	10,679
ZTO Express Cayman, Inc., ADR	2,213	55,856

(Cost $11,952,499)		9,702,555

Colombia — 0.0%
Bancolombia SA	1,292	8,071
Interconexion Electrica SA ESP	2,692	10,647

(Cost $24,936)		18,718

Cyprus — 0.0%
Polymetal International PLC* (c)	1,738	0
TCS Group Holding PLC, GDR* (c)	608	0

(Cost $62,312)		0

Czech Republic — 0.0%
CEZ AS	965	43,414
Komercni Banka AS	414	12,339
Moneta Money Bank AS, 144A	1,846	6,587

(Cost $44,943)		62,340

Denmark — 2.0%
A.P. Moller — Maersk A/S, Class A	19	31,882
A.P. Moller — Maersk A/S, Class B	26	43,721
Carlsberg A/S, Class B	506	76,227
Chr Hansen Holding A/S	622	45,106
Coloplast A/S, Class B	654	82,329
Danske Bank A/S*	4,096	83,312
Demant A/S*	659	25,049
DSV A/S	1,016	195,787
Genmab A/S*	350	136,902
Novo Nordisk A/S, Class B	9,199	1,473,868
Novozymes A/S, Class B (b)	1,088	52,427
Orsted AS, 144A	1,086	95,090
Pandora A/S	496	39,514
ROCKWOOL A/S, Class B	71	16,928
Tryg A/S	2,057	46,799
Vestas Wind Systems A/S*	5,535	157,581

(Cost $1,484,367)		2,602,522

Egypt — 0.0%
Commercial International Bank Egypt SAE	15,165	25,667
Eastern Co. SAE	4,376	2,701

(Cost $32,658)		28,368

	Number of Shares	Value
Finland — 0.7%
Elisa OYJ	869	$48,673
Fortum OYJ	2,716	36,086
Kesko OYJ, Class B	1,624	30,699
Kone OYJ, Class B	1,822	92,450
Metso Corp.	3,013	32,963
Neste OYJ	2,319	87,674
Nokia OYJ	29,278	118,766
Nordea Bank Abp	17,919	176,155
Orion OYJ, Class B	706	29,876
Sampo OYJ, Class A	2,722	125,169
Stora Enso OYJ, Class R	2,625	33,235
UPM-Kymmene OYJ	3,085	92,563
Wartsila OYJ Abp	2,903	32,861

(Cost $1,031,454)		937,170

France — 7.4%
Accor SA	985	32,607
Aeroports de Paris*	174	26,429
Air Liquide SA	2,887	483,378
Airbus SE	3,310	433,554
Alstom SA (b)	1,849	50,872
Amundi SA, 144A	378	21,253
Arkema SA	368	32,058
AXA SA	10,458	295,282
BioMerieux	238	23,822
BNP Paribas SA (b)	6,126	353,662
Bollore SE	5,529	35,401
Bouygues SA	1,361	43,585
Bureau Veritas SA	1,752	44,440
Capgemini SE	909	158,181
Carrefour SA	3,166	58,156
Cie de Saint-Gobain	2,705	149,773
Cie Generale des Etablissements Michelin SCA	3,620	102,772
Covivio SA REIT	172	8,409
Credit Agricole SA (b)	6,975	79,715
Danone SA	3,632	214,844
Dassault Aviation SA	152	25,703
Dassault Systemes SE	3,796	166,806
Edenred	1,429	91,770
Eiffage SA	443	47,172
Engie SA	9,843	147,739
EssilorLuxottica SA (b)	1,660	298,876
Eurazeo SE	248	16,939
Gecina SA REIT	216	22,107
Getlink SE	2,720	46,170
Hermes International	174	353,713
Ipsen SA*	243	28,078
Kering SA	409	217,869
Klepierre SA REIT	1,245	28,186
La Francaise des Jeux SAEM, 144A	466	17,962
Legrand SA*	1,442	136,348
L’Oreal SA	1,348	574,910
LVMH Moet Hennessy Louis Vuitton SE	1,539	1,338,897
Orange SA	10,946	130,714
Pernod Ricard SA	1,127	243,460
Publicis Groupe SA	1,222	90,546

See Notes to Financial Statements.	26

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
France (Continued)
Remy Cointreau SA	132	$20,282
Renault SA	1,162	38,858
Safran SA	1,846	267,249
Sanofi (b)	6,329	641,870
Sartorius Stedim Biotech	145	38,066
Schneider Electric SE	3,027	522,026
SEB SA	169	15,861
Societe Generale SA (b)	4,306	99,556
Sodexo SA	462	49,902
Teleperformance	331	49,497
Thales SA	543	75,628
TotalEnergies SE (b)	13,062	741,102
Unibail-Rodamco-Westfield REIT* (b)	650	29,737
Valeo	1,380	26,492
Veolia Environnement SA	3,496	102,914
Vinci SA	2,941	334,232
Vivendi SE	3,875	34,337
Wendel SE	166	17,442
Worldline SA, 144A*	1,243	48,296

(Cost $7,819,009)		9,825,505

Germany — 5.0%
adidas AG	941	152,384
Allianz SE	2,264	483,950
BASF SE	4,968	235,857
Bayer AG	5,542	308,869
Bayerische Motoren Werke AG	1,900	206,991
Bechtle AG	466	18,271
Beiersdorf AG	579	73,741
Brenntag SE	901	70,671
Carl Zeiss Meditec AG	251	28,131
Commerzbank AG*	5,399	54,247
Continental AG	530	35,283
Covestro AG, 144A*	1,012	39,007
Daimler Truck Holding AG*	2,907	87,936
Delivery Hero SE, 144A*	879	32,885
Deutsche Bank AG (d)	11,155	112,988
Deutsche Boerse AG	1,089	187,991
Deutsche Lufthansa AG*	2,647	25,917
Deutsche Post AG	5,608	252,064
Deutsche Telekom AG	18,190	403,351
E.ON SE	11,941	144,358
Evonik Industries AG*	897	17,973
Fresenius Medical Care AG & Co. KGaA	1,202	51,329
Fresenius SE & Co. KGaA	2,261	61,846
GEA Group AG	769	32,296
Hannover Rueck SE	347	74,256
Heidelberg Materials AG	687	49,112
HelloFresh SE*	935	22,217
Henkel AG & Co. KGaA	577	41,397
Infineon Technologies AG	7,083	262,942
Knorr-Bremse AG	426	29,133
LEG Immobilien SE*	458	23,748
Mercedes-Benz Group AG	4,718	351,855
Merck KGaA	709	123,340
MTU Aero Engines AG	322	74,275
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	804	287,038

	Number of Shares	Value
Germany (Continued)
Nemetschek SE	340	$26,617
Puma SE	610	29,028
Rational AG	32	21,464
Rheinmetall AG	257	64,941
RWE AG	3,710	155,135
SAP SE	5,789	756,034
Scout24 SE, 144A	317	20,331
Siemens AG	4,200	688,402
Siemens Energy AG*	2,893	73,412
Siemens Healthineers AG, 144A	1,483	83,856
Symrise AG	720	76,946
Talanx AG	349	19,454
Telefonica Deutschland Holding AG	5,759	16,221
Volkswagen AG	191	28,664
Vonovia SE	3,877	71,113
Wacker Chemie AG	111	14,736
Zalando SE, 144A*	1,332	38,499

(Cost $6,486,194)		6,642,502

Greece — 0.1%
Alpha Services and Holdings SA*	12,017	17,797
Eurobank Ergasias Services and Holdings SA*	16,513	25,770
Hellenic Telecommunications Organization SA	1,100	16,837
JUMBO SA	804	18,649
Motor Oil Hellas Corinth Refineries SA	523	13,484
Mytilineos SA	568	17,899
National Bank of Greece SA*	1,750	10,849
OPAP SA	966	16,500
Public Power Corp. SA*	1,163	12,313
Terna Energy SA	661	14,230

(Cost $130,266)		164,328

Hong Kong — 2.2%
AIA Group Ltd.	64,299	616,677
Alibaba Health Information Technology Ltd.*	25,048	14,842
Beijing Enterprises Holdings Ltd.	4,754	18,365
Beijing Enterprises Water Group Ltd.	29,600	7,258
BOC Hong Kong Holdings Ltd.	20,760	61,640
Bosideng International Holdings Ltd.	14,160	5,877
Budweiser Brewing Co. APAC Ltd., 144A	10,027	25,201
C&D International Investment Group Ltd.*	5,397	13,564
China Everbright Environment Group Ltd.	26,229	10,250
China Gas Holdings Ltd.	18,497	20,976
China Jinmao Holdings Group Ltd.	29,943	4,283
China Medical System Holdings Ltd.	8,280	11,632
China Mengniu Dairy Co. Ltd.*	20,484	79,525
China Merchants Port Holdings Co. Ltd.	8,916	12,935
China Overseas Land & Investment Ltd.	20,926	42,438
China Overseas Property Holdings Ltd.	9,399	8,618
China Power International Development Ltd.	32,211	12,258
China Resources Beer Holdings Co. Ltd.	8,382	52,880
China Resources Cement Holdings Ltd.	18,836	6,856

See Notes to Financial Statements.	27

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Hong Kong (Continued)
China Resources Gas Group Ltd.	5,528	$18,179
China Resources Land Ltd.	16,909	63,270
China Resources Power Holdings Co. Ltd.	11,465	26,472
China Ruyi Holdings Ltd.* (b)	53,692	11,999
China State Construction International Holdings Ltd.	5,764	6,515
China Taiping Insurance Holdings Co. Ltd.	8,417	8,771
China Traditional Chinese Medicine Holdings Co. Ltd.	18,429	8,873
Chow Tai Fook Jewellery Group Ltd. (b)	11,774	20,840
CK Asset Holdings Ltd.	10,635	57,314
CK Hutchison Holdings Ltd.	14,322	86,604
CK Infrastructure Holdings Ltd.	2,240	12,387
CLP Holdings Ltd.	8,608	62,715
COSCO SHIPPING Ports Ltd.	8,299	5,225
ESR Group Ltd., 144A	14,114	20,836
Far East Horizon Ltd. (b)	11,701	9,803
Futu Holdings Ltd., ADR*	290	10,689
Galaxy Entertainment Group Ltd.*	11,799	73,156
GCL Technology Holdings Ltd.* (b)	124,733	27,080
Geely Automobile Holdings Ltd.	31,985	37,212
Guangdong Investment Ltd.	16,239	13,832
Hang Lung Properties Ltd.	11,594	18,360
Hang Seng Bank Ltd.	3,616	48,349
Henderson Land Development Co. Ltd.	8,011	25,423
HKT Trust & HKT Ltd. (a)	19,553	24,970
Hong Kong & China Gas Co. Ltd.	58,802	53,016
Hong Kong Exchanges & Clearing Ltd.	6,679	244,456
Hongkong Land Holdings Ltd.	7,400	31,746
Jardine Matheson Holdings Ltd.	921	44,217
Kingboard Holdings Ltd.	3,978	10,719
Kingboard Laminates Holdings Ltd.	6,739	6,162
Kunlun Energy Co. Ltd.*	28,991	23,103
Link REIT	14,095	81,901
MTR Corp. Ltd.	7,996	36,812
New World Development Co. Ltd.	9,515	22,723
Nine Dragons Paper Holdings Ltd. (b)	11,423	6,331
Orient Overseas International Ltd. (b)	824	10,044
Power Assets Holdings Ltd.	8,161	43,929
Prudential PLC	15,599	204,910
Shenzhen International Holdings Ltd.	8,123	6,442
Shimao Group Holdings Ltd.* (c)	6,159	0
Sino Biopharmaceutical Ltd.	53,674	25,567
Sino Land Co. Ltd.	16,821	21,868
SITC International Holdings Co. Ltd.	7,529	13,076
Sun Hung Kai Properties Ltd.	8,368	106,544
Swire Pacific Ltd., Class A	3,404	22,736
Swire Properties Ltd.	8,946	21,318
Techtronic Industries Co. Ltd.	7,328	67,988
Vinda International Holdings Ltd.	3,130	7,531
Want Want China Holdings Ltd.	26,923	18,016
WH Group Ltd., 144A	39,827	20,802
Wharf Real Estate Investment Co. Ltd.	10,016	49,438
Xinyi Glass Holdings Ltd.	10,872	16,078
Yuexiu Property Co. Ltd. (b)	11,555	12,514

(Cost $3,420,033)		2,954,936

	Number of Shares	Value
Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	2,264	$18,418
OTP Bank Nyrt	1,369	42,633
Richter Gedeon Nyrt	842	21,193

(Cost $91,148)		82,244

India — 3.9%
ABB India Ltd.	364	18,153
ACC Ltd.*	400	8,593
Adani Enterprises Ltd.	873	26,310
Adani Green Energy Ltd.*	1,907	22,536
Adani Ports & Special Economic Zone Ltd.	2,531	22,604
Adani Power Ltd.*	4,860	14,665
Ambuja Cements Ltd.*	3,761	19,257
Apollo Hospitals Enterprise Ltd.	448	25,028
Asian Paints Ltd.	2,199	84,868
AU Small Finance Bank Ltd., 144A	1,340	12,583
Aurobindo Pharma Ltd.	1,823	14,512
Avenue Supermarts Ltd., 144A*	813	34,112
Axis Bank Ltd.	12,277	135,759
Bajaj Auto Ltd.	375	20,702
Bajaj Finance Ltd.	1,452	122,677
Bajaj Finserv Ltd.	2,280	39,989
Bajaj Holdings & Investment Ltd.	177	15,543
Balkrishna Industries Ltd.	426	11,708
Bandhan Bank Ltd., 144A*	3,700	11,986
Bank of Baroda	9,060	20,259
Berger Paints India Ltd.	1,200	9,435
Bharat Electronics Ltd.	15,339	20,793
Bharat Forge Ltd.	1,102	10,540
Bharat Petroleum Corp. Ltd.	6,191	27,202
Bharti Airtel Ltd.	11,993	123,203
Britannia Industries Ltd.	588	33,099
CG Power & Industrial Solutions Ltd.	4,785	22,721
Cholamandalam Investment and Finance Co. Ltd.	2,409	30,600
Cipla Ltd.	3,005	34,617
Coal India Ltd.	8,686	25,329
Colgate-Palmolive India Ltd.	694	13,350
Container Corp. Of India Ltd.	1,452	11,776
Dabur India Ltd.	3,991	26,793
Divi’s Laboratories Ltd.	734	30,552
DLF Ltd.	3,332	19,126
Dr. Reddy’s Laboratories Ltd.	626	34,058
Eicher Motors Ltd.	766	33,998
GAIL India Ltd.	13,881	17,584
Godrej Consumer Products Ltd.*	1,827	23,372
Godrej Properties Ltd.*	767	12,889
Grasim Industries Ltd.	1,167	24,239
Havells India Ltd.	1,403	22,181
HCL Technologies Ltd.	5,467	75,669
HDFC Life Insurance Co. Ltd., 144A*	5,058	36,215
Hero MotoCorp Ltd.	692	23,085
Hindalco Industries Ltd.	6,994	34,314
Hindustan Aeronautics Ltd.	510	19,215
Hindustan Petroleum Corp. Ltd.	3,845	12,125
Hindustan Unilever Ltd.	4,481	144,482

See Notes to Financial Statements.	28

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
India (Continued)
Housing Development Finance Corp. Ltd.	9,472	$302,300
ICICI Bank Ltd.	28,161	323,080
ICICI Lombard General Insurance Co. Ltd., 144A	1,437	20,532
ICICI Prudential Life Insurance Co. Ltd., 144A	2,368	13,338
Indian Hotels Co. Ltd.	5,027	23,679
Indian Oil Corp. Ltd.	15,346	16,694
Indian Railway Catering & Tourism Corp. Ltd.	1,558	12,231
Indraprastha Gas Ltd.	1,513	8,789
Info Edge India Ltd.	447	22,011
Infosys Ltd.	18,396	293,133
InterGlobe Aviation Ltd., 144A*	612	17,550
ITC Ltd.	17,688	95,248
Jindal Steel & Power Ltd.	2,591	16,199
JSW Steel Ltd.	4,507	37,933
Jubilant Foodworks Ltd.	2,564	14,978
Kotak Mahindra Bank Ltd.	6,043	147,135
Larsen & Toubro Ltd.	3,699	98,616
LTIMindtree Ltd., 144A	488	29,483
Lupin Ltd.	460	4,473
Mahindra & Mahindra Ltd.	5,252	83,733
Marico Ltd.	3,283	21,550
Maruti Suzuki India Ltd.	763	86,394
Max Healthcare Institute Ltd.*	4,561	30,291
Mphasis Ltd.	553	13,013
MRF Ltd.	5	5,875
Muthoot Finance Ltd.	756	10,193
Nestle India Ltd.	177	46,368
NTPC Ltd.	24,064	50,567
Oil & Natural Gas Corp. Ltd.	19,534	36,574
Page Industries Ltd.	35	16,404
Petronet LNG Ltd.	3,652	9,970
PI Industries Ltd.	355	15,520
Pidilite Industries Ltd.	770	24,272
Power Grid Corp. of India Ltd.	17,432	49,273
Reliance Industries Ltd.	17,009	507,791
Samvardhana Motherson International Ltd.	11,778	11,254
SBI Cards & Payment Services Ltd.	1,384	15,339
SBI Life Insurance Co. Ltd., 144A	2,079	31,035
Shree Cement Ltd.	72	21,901
Shriram Finance Ltd.	1,196	20,235
Siemens Ltd.	413	17,730
Sona Blw Precision Forgings Ltd., 144A	2,705	17,707
SRF Ltd.	973	29,635
State Bank of India	10,321	72,338
Sun Pharmaceutical Industries Ltd.	5,281	62,259
Tata Consultancy Services Ltd.	4,977	197,890
Tata Consumer Products Ltd.	3,294	31,799
Tata Elxsi Ltd.	210	18,838
Tata Motors Ltd.*	10,084	64,150
Tata Power Co. Ltd.	8,029	20,725
Tata Steel Ltd.	39,753	50,837
Tech Mahindra Ltd.	3,212	43,310

	Number of Shares	Value
India (Continued)
Titan Co. Ltd.	1,960	$66,886
Torrent Pharmaceuticals Ltd.	496	11,006
Trent Ltd.	1,162	21,917
Tube Investments of India Ltd.	613	21,213
TVS Motor Co. Ltd.	1,211	19,070
UltraTech Cement Ltd.	660	62,784
United Spirits Ltd.*	1,860	19,863
UPL Ltd.	2,858	23,667
Varun Beverages Ltd.	1,445	29,595
Vedanta Ltd.	2,680	9,015
Wipro Ltd.	6,894	33,636
Yes Bank Ltd.*	56,316	11,027
Zomato Ltd.*	26,626	22,223

(Cost $4,265,208)		5,218,480

Indonesia — 0.6%
Aneka Tambang Tbk	47,388	5,991
GoTo Gojek Tokopedia Tbk PT*	4,795,303	47,025
PT Adaro Energy Indonesia Tbk	82,036	11,164
PT Astra International Tbk	100,569	43,274
PT Bank Central Asia Tbk	302,998	182,931
PT Bank Mandiri Persero Tbk	215,118	72,471
PT Bank Negara Indonesia Persero Tbk	41,364	24,973
PT Bank Rakyat Indonesia Persero Tbk	368,084	136,896
PT Barito Pacific Tbk*	142,535	7,227
PT Charoen Pokphand Indonesia Tbk	46,010	15,193
PT Indah Kiat Pulp & Paper Tbk	20,659	9,509
PT Indofood CBP Sukses Makmur Tbk	15,127	11,807
PT Indofood Sukses Makmur Tbk	13,056	6,184
PT Kalbe Farma Tbk	126,870	17,181
PT Merdeka Copper Gold Tbk*	79,644	15,939
PT Sarana Menara Nusantara Tbk	163,488	10,797
PT Semen Indonesia Persero Tbk	26,264	10,162
PT Sumber Alfaria Trijaya Tbk	109,079	19,211
PT Telkom Indonesia Persero Tbk	276,435	74,503
PT Unilever Indonesia Tbk	51,686	15,620
PT United Tractors Tbk	11,193	16,595
PT Vale Indonesia Tbk	18,118	7,615

(Cost $651,703)		762,268

Ireland — 0.9%
AerCap Holdings NV*	924	52,742
AIB Group PLC	6,701	27,447
Bank of Ireland Group PLC	6,581	61,861
CRH PLC	4,100	193,268
DCC PLC	616	35,225
Experian PLC	5,275	185,831
Flutter Entertainment PLC*	976	190,549
James Hardie Industries PLC CDI*	2,457	60,554
Kerry Group PLC, Class A	901	87,814
Kingspan Group PLC	920	61,049
PDD Holdings, Inc., ADR*	2,762	180,414
Smurfit Kappa Group PLC	1,239	44,009

(Cost $1,038,452)		1,180,763

Israel — 0.4%
Azrieli Group Ltd.	249	13,092
Bank Hapoalim BM	6,392	51,423

See Notes to Financial Statements.	29

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Israel (Continued)
Bank Leumi Le-Israel BM	7,825	$54,836
Check Point Software Technologies Ltd.*	545	68,022
CyberArk Software Ltd.*	225	34,814
Elbit Systems Ltd.	186	37,997
ICL Group Ltd.	4,138	22,533
Israel Discount Bank Ltd., Class A	7,946	38,266
Mizrahi Tefahot Bank Ltd.	670	21,492
Monday.com Ltd.*	122	21,984
Nice Ltd.*	386	77,644
Teva Pharmaceutical Industries Ltd., ADR*	6,547	47,139
Tower Semiconductor Ltd.*	690	28,550
Wix.com Ltd.*	337	25,686

(Cost $647,907)		543,478

Italy — 1.3%
Amplifon SpA (b)	798	27,534
Assicurazioni Generali SpA	6,112	115,734
Davide Campari-Milano NV (b)	3,324	43,382
DiaSorin SpA	150	15,424
Enel SpA	44,857	280,878
Eni SpA	12,717	169,236
Ferrari NV	690	196,629
FinecoBank Banca Fineco SpA	2,978	39,503
Infrastrutture Wireless Italiane SpA, 144A	2,148	27,322
Intesa Sanpaolo SpA	89,593	206,424
Mediobanca Banca di Credito Finanziario SpA	2,730	30,042
Moncler SpA	1,076	72,827
Nexi SpA, 144A*	3,229	25,292
Poste Italiane SpA, 144A	2,858	29,621
Prysmian SpA	1,468	54,402
Recordati Industria Chimica e Farmaceutica SpA	624	27,093
Snam SpA	11,803	61,693
Telecom Italia SpA*	59,521	15,766
Terna — Rete Elettrica Nazionale	8,322	69,669
UniCredit SpA	10,425	199,621

(Cost $1,532,125)		1,708,092

Japan — 14.1%
Advantest Corp.	1,000	128,548
Aeon Co. Ltd.	3,500	69,334
AGC, Inc. (b)	1,200	43,840
Aisin Corp.	800	23,025
Ajinomoto Co., Inc.	2,500	97,273
ANA Holdings, Inc.*	600	13,329
Asahi Group Holdings Ltd.	2,700	104,822
Asahi Intecc Co. Ltd.	1,300	24,773
Asahi Kasei Corp.	7,800	53,101
Astellas Pharma, Inc.	9,900	156,858
Azbil Corp.	800	25,351
Bandai Namco Holdings, Inc.	3,300	77,476
BayCurrent Consulting, Inc.	800	29,341
Bridgestone Corp. (b)	3,100	126,336
Brother Industries Ltd.	1,519	22,067

	Number of Shares	Value
Japan (Continued)
Canon, Inc. (b)	5,700	$141,595
Capcom Co. Ltd.	1,100	42,950
Central Japan Railway Co.	800	97,527
Chiba Bank Ltd.	3,800	23,756
Chubu Electric Power Co., Inc.	4,000	47,744
Chugai Pharmaceutical Co. Ltd. (b)	4,164	112,225
Concordia Financial Group Ltd.	6,100	23,643
CyberAgent, Inc.	2,500	17,728
Dai Nippon Printing Co. Ltd.	1,400	39,943
Daifuku Co. Ltd.	1,800	36,549
Dai-ichi Life Holdings, Inc.	5,300	91,088
Daiichi Sankyo Co. Ltd.	10,226	333,221
Daikin Industries Ltd.	1,413	269,365
Daito Trust Construction Co. Ltd.	300	28,530
Daiwa House Industry Co. Ltd.	3,271	85,505
Daiwa House REIT Investment Corp. REIT	10	20,994
Daiwa Securities Group, Inc.	6,200	28,169
Denso Corp.	2,300	142,152
Dentsu Group, Inc. (b)	1,300	41,802
Disco Corp.	523	76,390
East Japan Railway Co.	1,570	86,633
Eisai Co. Ltd.	1,400	89,110
ENEOS Holdings, Inc.	16,393	54,571
FANUC Corp.	5,125	176,492
Fast Retailing Co. Ltd.	948	222,362
Fuji Electric Co. Ltd.	600	25,279
FUJIFILM Holdings Corp.	2,100	128,615
Fujitsu Ltd.	1,000	127,185
GLP J REIT	19	20,156
GMO Payment Gateway, Inc.	300	23,729
Hakuhodo DY Holdings, Inc.	1,200	12,592
Hamamatsu Photonics KK	700	35,722
Hankyu Hanshin Holdings, Inc.	1,500	47,748
Hikari Tsushin, Inc.	100	14,477
Hirose Electric Co. Ltd.	205	27,838
Hitachi Construction Machinery Co. Ltd.	600	14,857
Hitachi Ltd.	5,341	308,442
Honda Motor Co. Ltd.	8,443	242,700
Hoshizaki Corp.	656	23,636
Hoya Corp.	1,978	249,371
Hulic Co. Ltd. (b)	1,300	10,852
Ibiden Co. Ltd.	600	32,815
Idemitsu Kosan Co. Ltd.	1,232	23,946
Iida Group Holdings Co. Ltd.	800	13,229
Inpex Corp. (b)	5,200	55,238
Isuzu Motors Ltd.	3,300	38,465
ITOCHU Corp.	6,500	220,251
Itochu Techno-Solutions Corp.	500	13,027
Japan Airlines Co. Ltd.	900	17,222
Japan Exchange Group, Inc.	3,000	49,105
Japan Metropolitan Fund Invest REIT	45	31,846
Japan Post Bank Co. Ltd.	8,200	61,268
Japan Post Holdings Co. Ltd.	12,999	91,854
Japan Post Insurance Co. Ltd.	1,100	16,556
Japan Real Estate Investment Corp. REIT	7	26,628
Japan Tobacco, Inc.	6,588	143,747

See Notes to Financial Statements.	30

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Japan (Continued)
JFE Holdings, Inc.	2,700	$33,410
JSR Corp.	700	16,906
Kajima Corp.	2,500	35,080
Kansai Electric Power Co., Inc.	3,600	41,239
Kao Corp.	2,611	91,397
Kawasaki Kisen Kaisha Ltd.	700	15,751
KDDI Corp.	8,200	252,548
Keio Corp.	600	21,145
Keisei Electric Railway Co. Ltd.	800	30,720
Keyence Corp.	1,074	522,643
Kikkoman Corp.	900	53,163
Kintetsu Group Holdings Co. Ltd.	1,000	33,124
Kirin Holdings Co. Ltd.	4,600	68,657
Kobayashi Pharmaceutical Co. Ltd.	400	22,623
Kobe Bussan Co. Ltd.	800	22,078
Koei Tecmo Holdings Co. Ltd.	520	8,760
Koito Manufacturing Co. Ltd.	1,200	22,583
Komatsu Ltd.	5,000	118,141
Konami Group Corp.	600	31,825
Kose Corp.	200	20,097
Kubota Corp.	5,500	76,070
Kurita Water Industries Ltd.	700	28,688
Kyocera Corp.	1,684	95,800
Kyowa Kirin Co. Ltd.	1,700	32,701
Lasertec Corp. (b)	400	62,157
Lixil Corp.	1,300	16,795
M3, Inc.	2,442	54,475
Makita Corp.	1,400	37,983
Marubeni Corp.	8,800	125,818
MatsukiyoCocokara & Co.	800	42,893
Mazda Motor Corp.	3,200	27,424
McDonald’s Holdings Co. Japan Ltd. (b)	400	16,451
MEIJI Holdings Co. Ltd.	1,400	31,401
MINEBEA MITSUMI, Inc.	2,200	42,460
MISUMI Group, Inc.	1,400	30,648
Mitsubishi Chemical Group Corp.	9,100	51,161
Mitsubishi Corp.	6,944	278,408
Mitsubishi Electric Corp.	10,700	139,697
Mitsubishi Estate Co. Ltd.	6,600	75,936
Mitsubishi HC Capital, Inc.	4,000	21,733
Mitsubishi Heavy Industries Ltd.	1,700	72,063
Mitsubishi UFJ Financial Group, Inc.	63,000	421,658
Mitsui & Co. Ltd.	7,200	227,589
Mitsui Chemicals, Inc.	1,100	27,831
Mitsui Fudosan Co. Ltd.	4,900	93,639
Mitsui OSK Lines Ltd. (b)	2,100	47,856
Mizuho Financial Group, Inc.	13,250	195,243
MonotaRO Co. Ltd.	1,600	22,279
MS&AD Insurance Group Holdings, Inc.	2,300	79,206
Murata Manufacturing Co. Ltd.	3,100	182,429
NEC Corp.	1,300	61,116
Nexon Co. Ltd. (b)	2,460	50,251
NGK Insulators Ltd.	2,300	27,783
Nidec Corp.	2,400	119,548
Nintendo Co. Ltd.	6,000	255,632
Nippon Building Fund, Inc. REIT	9	36,045
NIPPON EXPRESS HOLDINGS, Inc. (b)	500	28,100
Nippon Paint Holdings Co. Ltd. (b)	4,900	37,667

	Number of Shares	Value
Japan (Continued)
Nippon Prologis REIT, Inc. REIT (b)	12	$25,167
Nippon Sanso Holdings Corp.	1,000	20,528
Nippon Shinyaku Co. Ltd.	200	9,158
Nippon Steel Corp.	4,510	87,902
Nippon Telegraph & Telephone Corp.	6,400	181,676
Nippon Yusen KK (b)	2,900	61,872
Nissan Chemical Corp.	600	26,097
Nissan Motor Co. Ltd.	12,100	45,412
Nisshin Seifun Group, Inc.	1,150	14,436
Nissin Foods Holdings Co. Ltd.	415	35,416
Nitori Holdings Co. Ltd.	501	61,112
Nitto Denko Corp.	900	64,145
Nomura Holdings, Inc.	15,300	53,700
Nomura Real Estate Holdings, Inc.	600	14,534
Nomura Real Estate Master Fund, Inc. REIT	27	31,762
Nomura Research Institute Ltd.	2,156	54,316
NTT Data Corp.	3,400	48,734
Obayashi Corp.	3,900	31,463
Obic Co. Ltd.	400	64,856
Odakyu Electric Railway Co. Ltd.	1,600	23,335
Oji Holdings Corp.	4,122	15,887
Olympus Corp.	6,600	100,309
Omron Corp.	1,000	60,470
Ono Pharmaceutical Co. Ltd.	1,800	33,700
Open House Group Co. Ltd.	500	19,236
Oracle Corp. (b)	200	15,331
Oriental Land Co. Ltd.	6,025	226,037
ORIX Corp.	7,256	123,715
Osaka Gas Co. Ltd.	2,308	36,593
Otsuka Corp.	608	22,954
Otsuka Holdings Co. Ltd. (b)	2,183	81,053
Pan Pacific International Holdings Corp.	2,400	40,980
Panasonic Holdings Corp.	12,700	133,130
Persol Holdings Co. Ltd.	1,000	18,920
Rakuten Group, Inc.	4,800	19,844
Recruit Holdings Co. Ltd.	8,100	249,410
Renesas Electronics Corp.*	7,100	116,698
Resona Holdings, Inc.	11,900	54,108
Ricoh Co. Ltd.	3,800	31,802
Rohm Co. Ltd.	400	33,906
SBI Holdings, Inc.	1,517	28,418
SCSK Corp.	900	14,263
Secom Co. Ltd.	1,100	72,131
Seiko Epson Corp.	1,700	25,855
Sekisui Chemical Co. Ltd.	1,600	22,107
Sekisui House Ltd.	3,300	64,508
Seven & i Holdings Co. Ltd.	4,061	170,368
SG Holdings Co. Ltd.	1,400	20,579
Sharp Corp.*	1,300	7,465
Shimadzu Corp.	1,400	43,409
Shimano, Inc.	453	71,238
Shimizu Corp.	3,000	18,216
Shin-Etsu Chemical Co. Ltd.	10,395	320,598
Shionogi & Co. Ltd.	1,409	63,469
Shiseido Co. Ltd.	2,106	95,909
Shizuoka Financial Group, Inc.	1,600	11,783
SMC Corp.	308	165,976

See Notes to Financial Statements.	31

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Japan (Continued)
SoftBank Corp.	15,400	$164,197
SoftBank Group Corp.	5,700	223,991
Sompo Holdings, Inc.	1,600	65,344
Sony Group Corp.	7,000	661,188
Square Enix Holdings Co. Ltd.	500	22,430
Subaru Corp.	3,200	55,100
SUMCO Corp.	2,100	30,010
Sumitomo Chemical Co. Ltd.	9,300	27,768
Sumitomo Corp.	6,200	117,325
Sumitomo Electric Industries Ltd.	4,400	52,235
Sumitomo Metal Mining Co. Ltd.	1,500	45,541
Sumitomo Mitsui Financial Group, Inc.	7,100	289,351
Sumitomo Mitsui Trust Holdings, Inc.	1,810	63,722
Sumitomo Realty & Development Co. Ltd.	1,439	34,796
Suntory Beverage & Food Ltd. (b)	800	29,456
Suzuki Motor Corp.	1,900	62,758
Sysmex Corp.	900	58,971
T&D Holdings, Inc.	2,900	39,589
Taisei Corp.	1,100	35,015
Takeda Pharmaceutical Co. Ltd.	8,687	275,652
TDK Corp.	2,100	80,488
Terumo Corp.	3,800	115,807
TIS, Inc.	1,300	36,483
Tobu Railway Co. Ltd.	1,092	28,608
Toho Co. Ltd.	500	19,702
Tokio Marine Holdings, Inc.	10,002	225,705
Tokyo Electric Power Co. Holdings, Inc.*	9,300	32,107
Tokyo Electron Ltd.	2,514	348,523
Tokyo Gas Co. Ltd.	2,400	51,144
Tokyu Corp.	2,800	36,215
TOPPAN, Inc.	1,500	32,116
Toray Industries, Inc.	7,000	37,039
Toshiba Corp.	2,051	66,230
Tosoh Corp.	1,100	12,672
TOTO Ltd.	740	22,493
Toyota Industries Corp.	900	55,683
Toyota Motor Corp.	59,120	809,837
Toyota Tsusho Corp.	1,100	48,477
Trend Micro, Inc.	800	38,127
Unicharm Corp.	2,205	84,022
USS Co. Ltd.	1,100	17,914
Welcia Holdings Co. Ltd.	600	12,695
West Japan Railway Co.	1,100	46,116
Yakult Honsha Co. Ltd.	800	51,965
Yamaha Corp.	800	31,753
Yamaha Motor Co. Ltd.	1,800	44,443
Yamato Holdings Co. Ltd.	1,800	32,983
Yaskawa Electric Corp.	1,500	63,521
Yokogawa Electric Corp.	1,361	25,711
Z Holdings Corp.	12,800	31,889
ZOZO, Inc.	733	14,962

(Cost $16,216,695)		18,726,303

Jordan — 0.0%
Hikma Pharmaceuticals PLC (Cost $26,809)	1,155	25,740

	Number of Shares	Value
Kuwait — 0.2%
Agility Public Warehousing Co. KSC	8,404	$16,696
Boubyan Bank KSCP	6,628	12,930
Gulf Bank KSCP	4,433	3,690
Kuwait Finance House KSCP	44,711	102,782
Mabanee Co. KPSC	3,640	8,770
Mobile Telecommunications Co. KSCP	11,016	18,626
National Bank of Kuwait SAKP	41,435	123,948

(Cost $258,449)		287,442

Luxembourg — 0.1%
ArcelorMittal SA	2,686	66,695
Eurofins Scientific SE	819	53,961
Reinet Investments SCA	806	15,941
Tenaris SA	2,613	32,595

(Cost $165,756)		169,192

Macau — 0.0%
Sands China Ltd.* (Cost $56,312)	14,172	45,880

Malaysia — 0.4%
AMMB Holdings Bhd	10,087	7,955
Axiata Group Bhd	11,876	7,153
Celcomdigi Bhd	20,644	19,993
CIMB Group Holdings Bhd	34,514	36,043
Dialog Group Bhd	23,700	11,091
Gamuda Bhd	16,900	16,257
Genting Bhd	16,200	14,742
Genting Malaysia Bhd	21,700	11,801
Hong Leong Bank Bhd	5,182	21,736
Hong Leong Financial Group Bhd	1,753	6,578
IHH Healthcare Bhd	9,091	11,365
Inari Amertron Bhd	21,000	11,466
IOI Corp. Bhd	12,200	9,754
Kuala Lumpur Kepong Bhd	2,620	11,853
Malayan Banking Bhd	28,237	52,920
Malaysia Airports Holdings Bhd	8,454	12,657
Maxis Bhd	12,100	10,775
MISC Bhd	6,000	9,490
MR DIY Group M Bhd, 144A	17,400	5,919
Nestle Malaysia Bhd	300	8,710
Petronas Chemicals Group Bhd	13,257	18,842
Petronas Dagangan Bhd	1,500	6,864
Petronas Gas Bhd	4,641	16,832
PPB Group Bhd	2,440	8,596
Press Metal Aluminium Holdings Bhd	21,100	21,075
Public Bank Bhd	77,700	64,140
QL Resources Bhd	7,800	9,379
RHB Bank Bhd	3,224	3,737
Sime Darby Bhd	8,000	3,588
Sime Darby Plantation Bhd	11,711	10,707
Telekom Malaysia Bhd	4,400	4,862
Tenaga Nasional Bhd	14,500	29,876
Top Glove Corp. Bhd*	37,600	9,287

(Cost $590,547)		506,043

Mexico — 0.8%
Alfa SAB de CV, Class A	20,533	12,571
America Movil SAB de CV, Series B	178,024	190,010

See Notes to Financial Statements.	32

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Mexico (Continued)
Arca Continental SAB de CV	2,306	$23,313
Banco del Bajio SA, 144A	4,748	14,873
Cemex SAB de CV, Series CPO*	79,753	47,972
Coca-Cola Femsa SAB de CV	2,948	24,214
Controladora AXTEL SAB de CV*	20,533	317
Fibra Uno Administracion SA de CV REIT	16,664	24,192
Fomento Economico Mexicano SAB de CV	10,640	107,140
Gruma SAB de CV, Class B	1,259	19,351
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,257	39,933
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,207	33,806
Grupo Bimbo SAB de CV, Series A	6,565	35,094
Grupo Carso SAB de CV, Series A1	2,233	13,284
Grupo Financiero Banorte SAB de CV, Class O	14,690	117,751
Grupo Financiero Inbursa SAB de CV, Class O*	14,955	33,217
Grupo Mexico SAB de CV, Series B	17,101	75,900
Grupo Televisa SAB, Series CPO	14,028	13,434
Industrias Penoles SAB de CV*	1,324	20,260
Kimberly-Clark de Mexico SAB de CV, Class A	7,913	16,095
Operadora De Sites Mexicanos SAB de CV, Class A-1	11,601	10,231
Orbia Advance Corp. SAB de CV	6,495	13,483
Promotora y Operadora de Infraestructura SAB de CV	496	4,789
Wal-Mart de Mexico SAB de CV	27,876	105,932

(Cost $844,028)		997,162

Netherlands — 3.0%
ABN AMRO Bank NV, 144A	2,423	35,236
Adyen NV, 144A*	116	189,312
Aegon NV (b)	9,689	42,617
Akzo Nobel NV	984	74,089
Argenx SE*	295	114,968
ASM International NV	248	107,466
ASML Holding NV	2,246	1,612,104
Euronext NV, 144A	502	33,349
EXOR NV*	689	57,194
Heineken Holding NV	636	54,080
Heineken NV	1,402	141,588
IMCD NV	353	53,033
ING Groep NV	20,584	253,202
JDE Peet’s NV	549	15,950
Just Eat Takeaway.com NV, 144A*	1,332	20,030
Koninklijke Ahold Delhaize NV	5,683	180,171
Koninklijke KPN NV	18,070	62,156
Koninklijke Philips NV*	5,409	102,023
NEPI Rockcastle NV	2,628	15,012
NN Group NV	1,526	55,002
OCI NV	441	9,800
Prosus NV*	4,382	288,389
QIAGEN NV*	1,377	62,128
Randstad NV	712	34,902
Stellantis NV	12,115	183,653

	Number of Shares	Value
Netherlands (Continued)
Universal Music Group NV	4,608	$91,122
Wolters Kluwer NV	1,423	162,448

(Cost $3,086,916)		4,051,024

New Zealand — 0.2%
Auckland International Airport Ltd.*	6,402	34,221
Fisher & Paykel Healthcare Corp. Ltd.	3,273	45,833
Mercury NZ Ltd.	3,536	13,971
Meridian Energy Ltd.	7,709	24,655
Spark New Zealand Ltd.	11,432	35,529
Xero Ltd.*	792	56,642

(Cost $191,378)		210,851

Norway — 0.4%
Adevinta ASA*	1,580	11,060
Aker BP ASA	1,768	38,417
DNB Bank ASA	5,027	84,144
Equinor ASA	5,126	131,034
Gjensidige Forsikring ASA	1,249	20,985
Kongsberg Gruppen ASA	475	19,025
Mowi ASA	2,153	36,950
Norsk Hydro ASA	7,355	44,447
Orkla ASA	4,370	31,440
Salmar ASA (b)	350	15,419
Telenor ASA	4,392	45,106
Yara International ASA (b)	981	36,606

(Cost $569,055)		514,633

Peru — 0.0%
Cia de Minas Buenaventura SAA, ADR	1,193	8,124
Credicorp Ltd.	377	48,803

(Cost $73,040)		56,927

Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	7,900	7,666
ACEN Corp.*	4,620	482
Ayala Corp.	1,400	16,453
Ayala Land, Inc.	43,600	20,418
Bank of the Philippine Islands	12,563	22,359
BDO Unibank, Inc.	14,830	35,913
International Container Terminal Services, Inc.	4,050	14,062
JG Summit Holdings, Inc.	22,570	19,291
Jollibee Foods Corp.	2,230	9,355
Manila Electric Co.	860	5,007
Metropolitan Bank & Trust Co.	12,041	12,350
PLDT, Inc.	600	12,821
SM Investments Corp.	1,265	20,926
SM Prime Holdings, Inc.	63,200	36,799
Universal Robina Corp.	4,470	11,191

(Cost $271,398)		245,093

Poland — 0.2%
Allegro.eu SA, 144A*	2,074	17,394
Bank Polska Kasa Opieki SA	1,080	24,547
CD Projekt SA	384	10,989
Cyfrowy Polsat SA	1,176	4,289
Dino Polska SA, 144A*	212	20,829

See Notes to Financial Statements.	33

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Poland (Continued)
KGHM Polska Miedz SA	693	$17,115
LPP SA*	6	17,000
mBank SA*	102	8,497
PGE Polska Grupa Energetyczna SA*	5,244	8,316
Polski Koncern Naftowy ORLEN SA	3,024	42,977
Powszechna Kasa Oszczednosci Bank Polski SA	5,325	40,335
Powszechny Zaklad Ubezpieczen SA	3,645	33,204
Santander Bank Polska SA*	169	13,431

(Cost $288,916)		258,923

Portugal — 0.1%
EDP — Energias de Portugal SA	16,153	78,768
Galp Energia SGPS SA	3,020	31,945
Jeronimo Martins SGPS SA	1,416	34,176

(Cost $135,046)		144,889

Qatar — 0.3%
Barwa Real Estate Co.	7,266	5,124
Commercial Bank PSQC	20,519	31,568
Dukhan Bank	10,103	10,866
Industries Qatar QSC	8,441	27,781
Masraf Al Rayan QSC	36,318	25,442
Mesaieed Petrochemical Holding Co.	25,772	13,941
Ooredoo QPSC	5,108	14,889
Qatar Electricity & Water Co. QSC	2,691	12,642
Qatar Fuel QSC	2,870	12,505
Qatar Gas Transport Co. Ltd.	16,921	18,362
Qatar International Islamic Bank QSC	4,630	12,707
Qatar Islamic Bank SAQ	9,924	47,766
Qatar National Bank QPSC	24,254	106,678

(Cost $343,953)		340,271

Russia — 0.0%
Alrosa PJSC* (c)	15,266	0
Gazprom PJSC* (c)	63,321	0
Inter RAO UES PJSC* (c)	208,853	0
LUKOIL PJSC* (c)	2,194	0
Magnit PJSC, GDR* (c)	3	0
Magnit PJSC* (c)	443	0
MMC Norilsk Nickel PJSC* (c)	352	0
Mobile TeleSystems PJSC, ADR* (c)	3,019	0
Moscow Exchange MICEX-RTS PJSC* (c)	8,105	0
Novatek PJSC* (c)	5,150	0
Novolipetsk Steel PJSC* (c)	7,219	0
Ozon Holdings PLC, ADR* (c)	322	0
PhosAgro PJSC* (c)	217	0
PhosAgro PJSC, GDR* (c)	4	0
Polyus PJSC* (c)	204	0
Rosneft Oil Co. PJSC* (c)	6,103	0
Sberbank of Russia PJSC* (c)	57,586	0
Severstal PAO* (c)	1,243	0
Surgutneftegas PJSC* (c)	29,592	0
Tatneft PJSC* (c)	7,874	0
United Co. RUSAL International PJSC* (c)	21,438	0
VK Co. Ltd., GDR* (c)	452	0

	Number of Shares	Value
Russia (Continued)
VTB Bank PJSC* (c)	16,943,490	$0
X5 Retail Group NV, GDR* (c)	635	0
Yandex NV, Class A* (c)	1,576	0

(Cost $1,162,914)		0

Saudi Arabia — 1.2%
ACWA Power Co.	500	19,889
Advanced Petrochemical Co.	941	10,963
Al Rajhi Bank	10,659	200,915
Alinma Bank	5,083	44,247
Almarai Co. JSC	1,382	20,154
Arab National Bank	3,205	21,747
Arabian Internet & Communications Services Co.	132	10,347
Bank AlBilad	2,723	27,006
Bank Al-Jazira	2,489	11,639
Banque Saudi Fransi	3,616	38,370
Bupa Arabia for Cooperative Insurance Co.	417	18,678
Dallah Healthcare Co.	333	14,507
Dar Al Arkan Real Estate Development Co.*	3,593	14,752
Dr Sulaiman Al Habib Medical Services Group Co.	469	33,386
Elm Co.	154	18,427
Emaar Economic City*	1,215	3,194
Etihad Etisalat Co.*	2,194	25,152
Jarir Marketing Co.	3,200	15,015
Mobile Telecommunications Co. Saudi Arabia*	2,628	9,655
Mouwasat Medical Services Co.	284	17,036
Nahdi Medical Co.	215	9,756
National Industrialization Co.*	3,439	13,460
Rabigh Refining & Petrochemical Co.*	3,673	10,772
Riyad Bank	8,136	71,039
SABIC Agri-Nutrients Co.	1,251	41,691
Sahara International Petrochemical Co.	2,888	27,411
Saudi Arabian Mining Co.*	4,605	76,243
Saudi Arabian Oil Co., 144A	15,218	127,804
Saudi Aramco Base Oil Co.	330	11,789
Saudi Basic Industries Corp.	4,662	109,627
Saudi British Bank	5,667	55,902
Saudi Electricity Co.	5,222	30,072
Saudi Industrial Investment Group	2,082	13,688
Saudi Investment Bank	2,706	12,135
Saudi Kayan Petrochemical Co.*	4,663	15,863
Saudi National Bank	15,739	154,839
Saudi Research & Media Group*	208	10,426
Saudi Tadawul Group Holding Co.	228	9,738
Saudi Telecom Co.	10,936	126,102
Savola Group	1,298	12,424
Yanbu National Petrochemical Co.	1,411	15,969

(Cost $1,371,918)		1,531,829

Singapore — 0.9%
BOC Aviation Ltd., 144A	1,235	9,077
CapitaLand Ascendas REIT	18,346	36,630
CapitaLand Integrated Commercial Trust REIT	30,940	45,759

See Notes to Financial Statements.	34

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Singapore (Continued)
CapitaLand Investment Ltd.	14,057	$34,407
City Developments Ltd.	2,200	10,981
DBS Group Holdings Ltd.	10,306	230,919
Genting Singapore Ltd.	28,300	21,137
Grab Holdings Ltd., Class A* (b)	8,644	25,759
Jardine Cycle & Carriage Ltd.	700	16,735
JOYY, Inc., ADR	289	7,167
Keppel Corp. Ltd.	8,500	39,662
Mapletree Logistics Trust REIT	22,909	28,122
Mapletree Pan Asia Commercial Trust REIT	17,100	20,864
Oversea-Chinese Banking Corp. Ltd.	19,365	175,707
Sea Ltd., ADR*	1,939	111,318
Seatrium Ltd.*	162,222	14,755
Singapore Airlines Ltd.	6,750	31,996
Singapore Exchange Ltd.	5,093	34,950
Singapore Technologies Engineering Ltd.	9,430	25,522
Singapore Telecommunications Ltd.	44,200	81,386
United Overseas Bank Ltd.	7,022	145,134
UOL Group Ltd.	2,600	12,209
Venture Corp. Ltd.	1,100	12,340
Wilmar International Ltd.	11,237	32,490

(Cost $1,342,082)		1,205,026

South Africa — 0.8%
Absa Group Ltd.	4,904	38,257
African Rainbow Minerals Ltd.	612	6,401
Anglo American Platinum Ltd.	255	14,687
AngloGold Ashanti Ltd.	2,167	53,068
Aspen Pharmacare Holdings Ltd.	2,097	18,243
Bid Corp. Ltd.	1,419	30,225
Bidvest Group Ltd.	1,207	14,557
Capitec Bank Holdings Ltd. (b)	454	31,082
Clicks Group Ltd. (b)	1,169	13,902
Discovery Ltd.*	3,021	20,289
Exxaro Resources Ltd.	1,589	12,908
FirstRand Ltd.	27,022	82,592
Foschini Group Ltd.	555	2,359
Gold Fields Ltd.	5,241	80,135
Growthpoint Properties Ltd. REIT	15,095	8,949
Harmony Gold Mining Co. Ltd.	3,264	15,495
Impala Platinum Holdings Ltd.	5,693	45,726
Kumba Iron Ore Ltd.	412	9,059
Mr Price Group Ltd.	1,532	9,639
MTN Group Ltd.	9,663	59,770
MultiChoice Group	2,644	13,151
Naspers Ltd., Class N	1,081	163,193
Nedbank Group Ltd.	2,667	28,155
Northam Platinum Holdings Ltd.*	2,088	17,188
Old Mutual Ltd.	28,074	15,191
OUTsurance Group Ltd.	5,701	9,151
Pepkor Holdings Ltd., 144A	10,826	7,747
Remgro Ltd.	3,115	20,729
Sanlam Ltd.	6,983	18,379
Sasol Ltd.	3,350	39,248
Shoprite Holdings Ltd.	3,096	30,648
Sibanye Stillwater Ltd.	20,671	36,701

	Number of Shares	Value
South Africa (Continued)
Standard Bank Group Ltd.	7,854	$60,359
Vodacom Group Ltd.	4,033	22,574
Woolworths Holdings Ltd.	5,743	17,329

(Cost $1,241,147)		1,067,086

South Korea — 3.3%
Amorepacific Corp.	95	7,480
BGF retail Co. Ltd.	27	3,873
Celltrion Healthcare Co. Ltd.	580	32,338
Celltrion Pharm, Inc.*	135	8,666
Celltrion, Inc.	581	74,986
CJ CheilJedang Corp.	49	11,445
CJ Corp.	66	4,406
CosmoAM&T Co. Ltd.*	140	18,849
Coway Co. Ltd.	325	11,790
DB Insurance Co. Ltd.	281	15,667
Doosan Bobcat, Inc.	371	14,955
Doosan Enerbility Co. Ltd.*	2,580	31,257
Ecopro BM Co. Ltd.	264	49,528
E-MART, Inc.	125	7,939
F&F Co. Ltd. / New	56	5,460
GS Holdings Corp.	304	8,818
Hana Financial Group, Inc.	1,557	48,625
Hankook Tire & Technology Co. Ltd.	342	8,890
Hanmi Pharm. Co. Ltd.	27	5,950
Hanon Systems	837	5,915
Hanwha Aerospace Co. Ltd.	236	18,866
Hanwha Solutions Corp.*	682	22,995
HD Hyundai Co. Ltd.	312	13,423
HD Hyundai Heavy Industries Co. Ltd.*	124	10,847
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.*	219	15,873
HLB, Inc.*	704	19,626
HMM Co. Ltd.	1,108	14,818
Hotel Shilla Co. Ltd.	152	8,841
HYBE Co. Ltd.*	99	20,438
Hyundai Engineering & Construction Co. Ltd.	541	15,611
Hyundai Glovis Co. Ltd.	55	7,003
Hyundai Mipo Dockyard Co. Ltd.*	203	11,410
Hyundai Mobis Co. Ltd.	343	57,630
Hyundai Motor Co.	745	112,262
Hyundai Steel Co.	483	11,863
Industrial Bank of Korea	1,244	9,570
Kakao Corp.	1,782	75,456
Kakao Games Corp.*	182	5,327
KakaoBank Corp.	701	13,838
Kakaopay Corp.*	212	9,600
Kangwon Land, Inc.	553	7,596
KB Financial Group, Inc.	2,073	74,970
Kia Corp.	1,401	90,673
Korea Aerospace Industries Ltd.	409	15,870
Korea Electric Power Corp.*	1,005	14,447
Korea Investment Holdings Co. Ltd.	286	11,938
Korea Zinc Co. Ltd.	32	11,585
Korean Air Lines Co. Ltd.	989	16,468
Krafton, Inc.*	163	23,223
KT Corp.	609	14,476

See Notes to Financial Statements.	35

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
South Korea (Continued)
KT&G Corp.	665	$41,887
Kumho Petrochemical Co. Ltd.	141	13,481
L&F Co. Ltd.	134	27,259
LG Chem Ltd.	268	139,931
LG Corp.	615	39,849
LG Display Co. Ltd.*	1,336	15,824
LG Electronics, Inc.	627	58,011
LG Energy Solution Ltd.*	192	86,651
LG H&H Co. Ltd.	47	18,662
LG Innotek Co. Ltd.	85	19,661
LG Uplus Corp.	922	7,808
Lotte Chemical Corp.	109	13,707
Lotte Energy Materials Corp.	143	6,174
Meritz Financial Group, Inc.*	570	19,304
Mirae Asset Securities Co. Ltd.	1,783	9,807
NAVER Corp.	712	107,021
NCSoft Corp.	98	23,702
Netmarble Corp., 144A*	128	5,391
NH Investment & Securities Co. Ltd.	155	1,167
Orion Corp.	110	10,708
Pan Ocean Co. Ltd.	1,682	5,969
Pearl Abyss Corp.*	207	7,782
POSCO Future M Co. Ltd.	187	49,312
POSCO Holdings, Inc.	422	114,462
Posco International Corp.	404	9,162
Samsung Biologics Co. Ltd., 144A*	105	62,023
Samsung C&T Corp.	527	43,915
Samsung Electro-Mechanics Co. Ltd.	347	38,563
Samsung Electronics Co. Ltd.	26,609	1,431,443
Samsung Engineering Co. Ltd.*	1,026	21,877
Samsung Fire & Marine Insurance Co. Ltd.	176	29,902
Samsung Heavy Industries Co. Ltd.*	3,789	17,471
Samsung Life Insurance Co. Ltd.	443	22,129
Samsung SDI Co. Ltd.	300	162,290
Samsung SDS Co. Ltd.	162	15,172
Samsung Securities Co. Ltd.	383	10,605
Shinhan Financial Group Co. Ltd.	2,489	65,729
SK Biopharmaceuticals Co. Ltd.*	244	13,512
SK Bioscience Co. Ltd.*	145	9,057
SK Hynix, Inc.	2,979	243,752
SK IE Technology Co. Ltd., 144A*	142	9,479
SK Innovation Co. Ltd.*	325	46,304
SK Square Co. Ltd.*	560	19,472
SK, Inc.	198	25,033
SKC Co. Ltd.	116	8,294
S-Oil Corp.	293	15,939
Woori Financial Group, Inc.	3,004	27,115
Yuhan Corp.	298	13,314

(Cost $3,360,449)		4,338,462

Spain — 1.6%
Acciona SA	103	16,658
ACS Actividades de Construccion y Servicios SA (b)	1,124	37,389
Aena SME SA, 144A	410	64,072
Amadeus IT Group SA*	2,434	174,054

	Number of Shares	Value
Spain (Continued)
Banco Bilbao Vizcaya Argentaria SA	33,187	$217,098
Banco Santander SA	88,009	286,452
Banco Santander SA	4,119	13,392
CaixaBank SA	24,028	88,018
Cellnex Telecom SA, 144A* (b)	3,083	124,929
Corp ACCIONA Energias Renovables SA*	384	12,773
EDP Renovaveis SA	1,637	32,511
EDP Renovaveis SA*	21	417
Enagas SA	1,497	28,571
Endesa SA	1,889	40,847
Ferrovial SA	2,736	84,665
Grifols SA* (b)	1,771	20,530
Iberdrola SA	32,093	391,068
Industria de Diseno Textil SA	5,954	199,137
Naturgy Energy Group SA	718	20,430
Red Electrica Corp. SA	2,098	35,533
Repsol SA	7,366	99,915
Telefonica SA	27,941	118,569

(Cost $2,103,445)		2,107,028

Sweden — 1.9%
Alfa Laval AB	1,599	57,437
Assa Abloy AB, Class B	5,408	120,003
Atlas Copco AB, Class A	14,954	217,796
Atlas Copco AB, Class B	8,852	111,427
Beijer Ref AB	2,048	30,290
Boliden AB	1,586	48,296
Boliden AB*	1,586	1,678
Embracer Group AB* (b)	2,335	5,370
Epiroc AB, Class A	3,414	59,774
Epiroc AB, Class B	2,344	35,403
EQT AB (b)	1,744	32,962
Essity AB, Class B	3,333	88,579
Evolution AB, 144A	999	131,239
Fastighets AB Balder, Class B* (b)	3,804	12,774
Getinge AB, Class B	1,461	33,591
H & M Hennes & Mauritz AB, Class B	3,740	46,678
Hexagon AB, Class B	12,028	139,435
Holmen AB, Class B (b)	583	22,048
Husqvarna AB, Class B	2,481	18,313
Industrivarden AB, Class A	724	19,481
Industrivarden AB, Class C	667	17,831
Indutrade AB	1,510	35,510
Investment AB Latour, Class B (b)	881	17,447
Investor AB, Class A	2,660	54,686
Investor AB, Class B	9,912	201,541
Kinnevik AB, Class B*	1,369	19,649
L E Lundbergforetagen AB, Class B (b)	447	18,594
Lifco AB, Class B	1,561	32,955
Nibe Industrier AB, Class B	8,289	79,095
Saab AB, Class B	454	24,717
Sagax AB, Class B (b)	1,080	21,278
Sandvik AB	5,738	100,808
Securitas AB, Class B (b)	2,900	21,358
Skandinaviska Enskilda Banken AB, Class A	8,654	90,473

See Notes to Financial Statements.	36

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Sweden (Continued)
Skanska AB, Class B	1,879	$24,761
SKF AB, Class B	2,194	34,754
Svenska Cellulosa AB SCA, Class B	3,569	47,327
Svenska Handelsbanken AB, Class A (b)	8,635	68,225
Swedbank AB, Class A	4,925	75,360
Swedish Orphan Biovitrum AB*	1,173	23,564
Tele2 AB, Class B	2,532	23,006
Telefonaktiebolaget LM Ericsson, Class B	15,613	80,742
Telia Co. AB	15,585	36,292
Volvo AB, Class A	1,038	20,010
Volvo AB, Class B	8,311	153,364
Volvo Car AB, Class B* (b)	3,804	13,068

(Cost $2,622,411)		2,568,989

Switzerland — 6.9%
ABB Ltd.	8,654	316,039
Adecco Group AG	758	22,605
Alcon, Inc.	2,711	210,331
Bachem Holding AG	234	24,563
Baloise Holding AG	278	42,704
Banque Cantonale Vaudoise (b)	207	20,831
Barry Callebaut AG	22	44,471
BKW AG	146	26,178
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	11	131,529
Cie Financiere Richemont SA, Class A	2,917	462,973
Clariant AG*	1,336	19,261
Coca-Cola HBC AG*	1,169	34,726
DSM-Firmenich AG*	944	104,981
Dufry AG*	549	24,817
EMS-Chemie Holding AG	46	35,608
Geberit AG	192	101,697
Givaudan SA	50	164,480
Glencore PLC	58,352	298,659
Helvetia Holding AG	227	32,227
Holcim AG*	3,008	185,418
Julius Baer Group Ltd.	1,114	68,057
Kuehne + Nagel International AG	289	82,218
Logitech International SA	852	54,595
Lonza Group AG	419	261,958
Nestle SA	15,337	1,817,032
Novartis AG	11,318	1,083,148
Partners Group Holding AG	121	109,050
Roche Holding AG	178	60,001
Roche Holding AG	3,917	1,239,505
Schindler Holding AG	195	39,096
Schindler Holding AG Participation Certificates	211	43,694
SGS SA	850	75,448
SIG Group AG*	1,938	52,857
Sika AG	784	213,830
Sonova Holding AG	305	78,163
STMicroelectronics NV	3,889	168,752
Straumann Holding AG	581	84,909
Swatch Group AG — Bearer	169	50,213
Swatch Group AG — Registered	318	17,842

	Number of Shares	Value
Switzerland (Continued)
Swiss Life Holding AG	166	$95,873
Swiss Prime Site AG	504	42,528
Swiss Re AG	1,633	163,560
Swisscom AG	138	87,399
Temenos AG	313	26,373
UBS Group AG	17,488	331,038
VAT Group AG, 144A (b)	171	70,465
Zurich Insurance Group AG	829	387,762

(Cost $7,478,349)		9,109,464

Taiwan — 4.3%
Accton Technology Corp.	3,744	43,011
Acer, Inc.	15,004	15,064
Advantech Co. Ltd.	2,380	31,524
Airtac International Group	485	15,658
ASE Technology Holding Co. Ltd.	16,926	61,419
Asia Cement Corp.	11,957	17,102
Asustek Computer, Inc.	3,969	39,396
AUO Corp.	40,692	23,307
Catcher Technology Co. Ltd.	3,469	20,942
Cathay Financial Holding Co. Ltd.	47,257	68,131
Chailease Holding Co. Ltd.	8,081	53,255
Chang Hwa Commercial Bank Ltd.	36,579	21,428
Cheng Shin Rubber Industry Co. Ltd.	9,594	12,177
China Airlines Ltd.	17,656	12,756
China Development Financial Holding Corp.	92,961	38,422
China Steel Corp.	58,594	55,300
Chunghwa Telecom Co. Ltd.	22,587	92,619
Compal Electronics, Inc.	14,125	12,802
CTBC Financial Holding Co. Ltd.	93,406	73,868
Delta Electronics, Inc.	10,562	108,791
E Ink Holdings, Inc.	4,643	31,278
E.Sun Financial Holding Co. Ltd.	71,189	60,005
Eclat Textile Co. Ltd.	1,129	17,232
eMemory Technology, Inc.	336	20,120
Eva Airways Corp.	15,796	17,453
Evergreen Marine Corp. Taiwan Ltd.	5,990	29,826
Far Eastern New Century Corp.	11,992	12,606
Far EasTone Telecommunications Co. Ltd.	9,472	23,643
Feng TAY Enterprise Co. Ltd.	2,227	13,843
First Financial Holding Co. Ltd.	71,274	65,179
Formosa Chemicals & Fibre Corp.	19,380	43,140
Formosa Petrochemical Corp.	8,746	24,535
Formosa Plastics Corp.	22,719	69,575
Fubon Financial Holding Co. Ltd.	40,062	79,270
Giant Manufacturing Co. Ltd.	1,596	10,700
Globalwafers Co. Ltd.	1,063	17,436
Hon Hai Precision Industry Co. Ltd.	68,266	236,607
Hotai Motor Co. Ltd.	1,327	34,765
Hua Nan Financial Holdings Co. Ltd.	42,347	30,664
Innolux Corp.	50,163	22,692
Inventec Corp.	13,870	16,634
Largan Precision Co. Ltd.	610	44,965
Lite-On Technology Corp.	12,678	36,721
MediaTek, Inc.	8,280	204,524

See Notes to Financial Statements.	37

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Taiwan (Continued)
Mega Financial Holding Co. Ltd.	60,712	$70,734
Micro-Star International Co. Ltd.	4,501	24,316
momo.com, Inc.	296	6,733
Nan Ya Plastics Corp.	25,376	64,168
Nan Ya Printed Circuit Board Corp.	805	7,938
Nanya Technology Corp.	7,561	18,086
Nien Made Enterprise Co. Ltd.	1,542	17,689
Novatek Microelectronics Corp.	3,668	50,793
Pegatron Corp.	12,436	30,475
PharmaEssentia Corp.*	1,000	11,390
Pou Chen Corp.	11,351	11,692
Powerchip Semiconductor Manufacturing Corp.	17,656	17,755
President Chain Store Corp.	3,049	27,734
Quanta Computer, Inc.	15,017	56,935
Realtek Semiconductor Corp.	2,916	36,251
Ruentex Development Co. Ltd.	10,153	11,532
Shanghai Commercial & Savings Bank Ltd.	23,764	34,918
Shin Kong Financial Holding Co. Ltd.	87,480	24,541
SinoPac Financial Holdings Co. Ltd.	53,020	29,851
Synnex Technology International Corp.	7,230	15,035
Taishin Financial Holding Co. Ltd.	59,403	35,475
Taiwan Business Bank	34,000	15,602
Taiwan Cement Corp.	38,975	48,073
Taiwan Cooperative Financial Holding Co. Ltd.	53,818	48,953
Taiwan High Speed Rail Corp.	9,687	10,261
Taiwan Mobile Co. Ltd.	8,900	29,978
Taiwan Semiconductor Manufacturing Co. Ltd.	137,021	2,488,250
Unimicron Technology Corp.	7,427	43,628
Uni-President Enterprises Corp.	26,268	63,517
United Microelectronics Corp.*	67,321	113,489
Vanguard International Semiconductor Corp.	5,110	15,449
Voltronic Power Technology Corp.	354	22,350
Walsin Lihwa Corp.	15,905	23,914
Wan Hai Lines Ltd.	4,590	8,664
Win Semiconductors Corp.	1,933	10,034
Winbond Electronics Corp.	17,887	15,513
Wistron Corp.	16,000	34,731
Wiwynn Corp.	484	18,272
WPG Holdings Ltd.	9,996	17,306
Yageo Corp.	1,463	24,187
Yang Ming Marine Transport Corp.	9,989	19,765
Yuanta Financial Holding Co. Ltd.	50,334	39,068
Zhen Ding Technology Holding Ltd.	3,857	14,561

(Cost $3,590,281)		5,709,991

Thailand — 0.5%
Advanced Info Service PCL, NVDR	6,500	39,411
Airports of Thailand PCL, NVDR*	23,700	48,183
Asset World Corp. PCL, NVDR	40,500	5,726
B Grimm Power PCL, NVDR	7,500	8,082
Bangkok Dusit Medical Services PCL, NVDR	60,900	49,437

	Number of Shares	Value
Thailand (Continued)
Bangkok Expressway & Metro PCL, NVDR	39,500	$9,137
Berli Jucker PCL, NVDR	7,600	7,917
BTS Group Holdings PCL, NVDR	46,100	9,405
Bumrungrad Hospital PCL, NVDR	3,300	21,146
Carabao Group PCL, NVDR	1,900	3,631
Central Pattana PCL, NVDR	11,100	21,530
Central Retail Corp. PCL, NVDR	9,800	11,828
Charoen Pokphand Foods PCL, NVDR	23,600	13,631
CP ALL PCL, NVDR	32,500	59,537
Delta Electronics Thailand PCL, NVDR	14,000	39,828
Electricity Generating PCL, NVDR	1,600	6,644
Energy Absolute PCL, NVDR	9,700	18,118
Global Power Synergy PCL, Class F	5,600	9,414
Gulf Energy Development PCL, NVDR	16,510	23,128
Home Product Center PCL, NVDR	29,000	11,500
Indorama Ventures PCL, NVDR	10,200	9,306
Intouch Holdings PCL, NVDR	6,400	13,747
Krung Thai Bank PCL, NVDR	26,200	14,305
Krungthai Card PCL, NVDR	5,800	8,500
Land & Houses PCL, NVDR	53,300	13,019
Minor International PCL, NVDR	19,194	18,615
Osotspa PCL, NVDR	11,300	9,417
PTT Exploration & Production PCL, NVDR	7,700	30,866
PTT Global Chemical PCL, NVDR	16,900	17,118
PTT Oil & Retail Business PCL, NVDR	16,400	9,425
PTT PCL, NVDR	53,600	46,207
Ratch Group PCL, NVDR	5,300	5,521
SCB X PCL, NVDR	4,600	13,681
SCG Packaging PCL, NVDR	7,900	8,910
Siam Cement PCL	700	6,417
Siam Cement PCL, NVDR	3,300	30,250
Srisawad Corp. PCL, NVDR	5,200	8,330
Thai Oil PCL, NVDR	6,675	8,296
True Corp. PCL, NVDR.	39,012	7,679

(Cost $747,498)		696,842

Turkey — 0.2%
Akbank TAS	23,169	17,653
Aselsan Elektronik Sanayi Ve Ticaret AS	2,864	6,560
BIM Birlesik Magazalar AS	2,466	16,767
Eregli Demir ve Celik Fabrikalari TAS*	8,429	13,430
Ford Otomotiv Sanayi AS	286	7,905
Haci Omer Sabanci Holding AS	6,969	12,972
Hektas Ticaret TAS*	7,870	10,573
KOC Holding AS	5,007	19,027
Koza Altin Isletmeleri AS	8,882	9,860
Sasa Polyester Sanayi AS*	6,862	17,869
Tofas Turk Otomobil Fabrikasi AS	1,142	11,813
Turk Hava Yollari AO*	3,472	24,077
Turkcell Iletisim Hizmetleri AS	5,784	9,344
Turkiye Is Bankasi AS, Class C	11,035	5,933
Turkiye Petrol Rafinerileri AS	6,832	22,074
Turkiye Sise ve Cam Fabrikalari AS	4,429	8,620
Yapi ve Kredi Bankasi AS	22,378	11,007

(Cost $217,229)		225,484

See Notes to Financial Statements.	38

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	18,116	$39,409
Abu Dhabi Islamic Bank PJSC	10,861	29,570
Abu Dhabi National Oil Co. for Distribution PJSC	15,036	16,948
Aldar Properties PJSC	16,216	22,516
Americana Restaurants International PLC	14,047	15,833
Dubai Islamic Bank PJSC	16,344	23,406
Emaar Properties PJSC	39,319	65,836
Emirates NBD Bank PJSC	10,460	38,873
Emirates Telecommunications Group Co. PJSC	20,113	126,386
First Abu Dhabi Bank PJSC	23,011	79,565
Multiply Group PJSC*	20,274	18,271

(Cost $463,239)		476,613

United Kingdom — 8.8%
3i Group PLC	5,366	130,530
abrdn PLC	13,145	32,458
Admiral Group PLC	1,166	33,723
Anglo American PLC	7,224	199,810
Ashtead Group PLC	2,403	146,472
Associated British Foods PLC	2,140	48,596
AstraZeneca PLC	8,637	1,252,751
Auto Trader Group PLC, 144A	5,490	43,025
Aviva PLC	14,976	73,437
BAE Systems PLC	16,843	194,475
Barclays PLC	85,947	161,803
Barratt Developments PLC	6,381	36,735
Berkeley Group Holdings PLC	484	23,637
BP PLC	98,365	554,663
British American Tobacco PLC	11,718	372,360
British Land Co. PLC REIT	5,264	22,460
BT Group PLC (b)	37,228	68,006
Bunzl PLC	1,995	78,024
Burberry Group PLC	2,061	55,224
Centrica PLC	32,682	47,830
CNH Industrial NV	5,957	76,091
Coca-Cola Europacific Partners PLC	1,222	76,241
Compass Group PLC	9,614	263,345
Croda International PLC	745	56,531
Diageo PLC	12,559	522,894
Endeavour Mining PLC	1,007	26,957
Entain PLC	3,732	61,234
GSK PLC	22,819	382,185
Haleon PLC	28,878	114,306
Halma PLC	2,022	60,593
Hargreaves Lansdown PLC	1,594	15,907
HSBC Holdings PLC	111,273	817,359
Imperial Brands PLC	4,925	103,843
Informa PLC	7,613	66,007
InterContinental Hotels Group PLC	961	62,976
Intertek Group PLC	797	41,184
J Sainsbury PLC	10,437	35,132
JD Sports Fashion PLC	14,680	27,757
Johnson Matthey PLC	1,149	24,727
Kingfisher PLC	12,104	34,781

	Number of Shares	Value
United Kingdom (Continued)
Land Securities Group PLC REIT	4,100	$30,703
Legal & General Group PLC	32,673	92,708
Lloyds Banking Group PLC	368,924	202,706
London Stock Exchange Group PLC	2,205	234,519
M&G PLC	15,895	39,189
Mondi PLC	2,637	40,840
National Grid PLC	20,130	276,950
NatWest Group PLC	30,561	98,691
Next PLC	669	52,812
Ocado Group PLC* (b)	3,430	15,744
Pearson PLC	3,601	35,755
Pepco Group NV*	1,528	14,431
Persimmon PLC	1,508	22,539
Phoenix Group Holdings PLC	3,787	26,023
Reckitt Benckiser Group PLC	4,048	314,518
RELX PLC	10,569	329,998
Rentokil Initial PLC	13,914	110,531
Rio Tinto PLC	6,206	369,168
Rolls-Royce Holdings PLC*	49,768	88,716
Sage Group PLC	6,024	65,269
Schroders PLC	4,182	23,701
Segro PLC REIT	6,475	64,243
Severn Trent PLC	1,382	47,672
Shell PLC	38,779	1,071,151
Smith & Nephew PLC	5,139	76,840
Smiths Group PLC	1,747	34,901
Spirax-Sarco Engineering PLC	402	54,632
SSE PLC	5,856	137,059
St James’s Place PLC	3,356	46,548
Standard Chartered PLC	13,426	105,819
Taylor Wimpey PLC	22,278	31,648
Tesco PLC	40,228	130,509
Unilever PLC	14,118	707,577
United Utilities Group PLC	3,769	47,471
Vodafone Group PLC	124,990	118,741
Whitbread PLC	1,047	42,797
Wise PLC, Class A*	3,842	27,739
WPP PLC	5,853	62,164

(Cost $11,667,642)		11,739,091

United States — 0.1%
BeiGene Ltd.*	3,831	65,167
Brookfield Renewable Corp.	777	26,078
Legend Biotech Corp., ADR*	287	18,417
Southern Copper Corp.	439	29,312

(Cost $126,907)		138,974

TOTAL COMMON STOCKS (Cost $118,125,544)		127,780,769

PREFERRED STOCKS — 0.9%
Brazil — 0.4%
Banco Bradesco SA	30,057	91,890
Centrais Eletricas Brasileiras SA, Class B	2,074	16,107
Cia Energetica de Minas Gerais	7,925	18,276
Gerdau SA	6,582	31,098
Itau Unibanco Holding SA	25,620	132,966

See Notes to Financial Statements.	39

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Brazil (Continued)
Itausa SA	28,228	$48,852
Petroleo Brasileiro SA	26,172	134,747

(Cost $425,767)		473,936

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, Class B (Cost $27,929)	805	51,878

Colombia — 0.0%
Bancolombia SA (Cost $25,225)	2,686	15,669

Germany — 0.3%
Bayerische Motoren Werke AG	329	33,813
Dr Ing hc F Porsche AG, 144A*	607	75,361
Henkel AG & Co. KGaA	967	77,046
Porsche Automobil Holding SE*	817	45,324
Sartorius AG (b)	157	52,611
Volkswagen AG	1,137	141,684

(Cost $484,994)		425,839

Russia — 0.0%
Surgutneftegas PJSC* (c) (Cost $22,479)	41,062	0

South Korea — 0.2%
Hyundai Motor Co.	104	8,259
Hyundai Motor Co. — 2nd Preferred	228	18,123
LG Chem Ltd.	44	11,968
Samsung Electronics Co. Ltd.	4,523	199,697

(Cost $142,755)		238,047

TOTAL PREFERRED STOCKS (Cost $1,129,149)		1,205,369

	Principal Amount
CORPORATE BONDS — 0.0%
India — 0.0%
Britannia Industries Ltd. Series N3, 5.50%, 6/3/24
(Cost $0)	INR 17,168	203

	Number of Shares
WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA*, expires 11/22/23 (Cost $0)	4,502	5,561

Thailand — 0.0%
BTS Group Holdings PCL*, expires 11/7/24	3,960	10
BTS Group Holdings PCL*, expires 11/20/26	7,920	30

(Cost $0)		40

TOTAL WARRANTS (Cost $0)		5,601

	Number of Shares	value
SECURITIES LENDING COLLATERAL — 2.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (e)(f) (Cost $2,996,484)	2,996,484	$2,996,484

CASH EQUIVALENTS — 1.8%
DWS Government Money Market Series “Institutional Shares”, 5.04% (e) (Cost $2,327,718)	2,327,718	2,327,718

TOTAL INVESTMENTS — 101.1% (Cost $124,578,895)		$134,316,144
Other assets and liabilities, net — (1.1%)		(1,417,111)

NET ASSETS — 100.0%		$132,899,033

See Notes to Financial Statements.	40

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
COMMON STOCKS — 0.1%
Germany — 0.1%
Deutsche Bank AG
146,908	10,665		(36,670)	(18,306)	10,391	3,605	—	11,155	112,988

SECURITIES LENDING COLLATERAL — 2.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (e)(f)
2,880,589	115,895	(g)	—	—	—	24,460	—	2,996,484	2,996,484

CASH EQUIVALENTS — 1.8%
DWS Government Money Market Series “Institutional Shares”, 5.04% (e)
—	59,942,595		(57,614,877)	—	—	91,329	—	2,327,718	2,327,718

3,027,497	60,069,155		(57,651,547)	(18,306)	10,391	119,394	—	5,335,357	5,437,190

*	Non-income producing security.
(a)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2023 amounted to $4,764,797, which is 3.6% of net assets.

(c)	Investment was valued using significant unobservable inputs
(d)	Affiliated issuer. This security is owned in proportion with its representation in the index
(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(f)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $2,372,391.

(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

ADR:	American Depositary Receipt
CDI:	Chess Depositary Interests
CPO:	Ordinary Participation Certificates
CVA:	Credit Valuation Adjustment
GDR:	Global Depositary Receipt
JSC:	Joint Stock Company
KSC:	Kuwait Shareholding Company
KSCP:	Kuwait Shareholding Company Public
NVDR:	Non Voting Depositary Receipt
PJSC:	Public Joint Stock Company
PSQC:	Public Shareholders Qatari Company
QPSC:	Qatari Public Shareholders Company
QSC:	Qatari Shareholders Company
REIT:	Real Estate Investment Trust
SAE:	Societe Anonyme Egyptienne
SAQ:	Societe Anonyme Qatar
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

See Notes to Financial Statements.	41

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

At May 31, 2023, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
MSCI EAFE Futures	USD	25	$2,564,170	$2,566,750	6/16/2023	$2,580
MSCI Emerging Markets Index Future	USD	24	1,158,770	1,148,160	6/16/2023	(10,610)
MINI S&P/TSX 60 Futures	CAD	9	393,706	390,033	6/15/2023	(3,673)

Total net unrealized depreciation						$(11,703)

As of May 31, 2023, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	6/2/2023	AED	1,747,000	USD	475,672	$32	$—
Goldman Sachs & Co.	6/2/2023	AUD	243,000	USD	160,797	2,738	—
Goldman Sachs & Co.	6/2/2023	AUD	3,809,400	USD	2,520,775	42,950	—
JP Morgan & Chase Co.	6/2/2023	AUD	2,368,800	USD	1,567,435	26,648	—
RBC Capital Markets	6/2/2023	AUD	3,334,000	USD	2,206,183	37,582	—
Goldman Sachs & Co.	6/2/2023	CAD	410,000	USD	302,474	448	—
Goldman Sachs & Co.	6/2/2023	CAD	5,081,800	USD	3,749,105	5,606	—
JP Morgan & Chase Co.	6/2/2023	CAD	3,506,200	USD	2,586,685	3,849	—
RBC Capital Markets	6/2/2023	CAD	4,879,500	USD	3,599,779	5,304	—
Goldman Sachs & Co.	6/2/2023	CHF	269,000	USD	303,265	7,904	—
Goldman Sachs & Co.	6/2/2023	CHF	3,410,000	USD	3,844,419	100,252	—
JP Morgan & Chase Co.	6/2/2023	CHF	1,742,900	USD	1,964,883	51,185	—
RBC Capital Markets	6/2/2023	CHF	2,724,800	USD	3,071,841	80,021	—
JP Morgan & Chase Co.	6/2/2023	CNH	8,596,400	USD	1,244,367	36,541	—
RBC Capital Markets	6/2/2023	CNH	4,319,800	USD	625,310	18,362	—
Goldman Sachs & Co.	6/2/2023	CZK	1,029,400	USD	48,331	1,950	—
JP Morgan & Chase Co.	6/2/2023	CZK	707,000	USD	33,194	1,339	—
JP Morgan & Chase Co.	6/2/2023	DKK	491,000	USD	72,868	2,390	—
JP Morgan & Chase Co.	6/2/2023	DKK	6,622,600	USD	982,859	32,244	—
RBC Capital Markets	6/2/2023	DKK	11,480,100	USD	1,703,911	56,046	—
Goldman Sachs & Co.	6/2/2023	EUR	10,757,800	USD	11,897,051	398,030	—
Goldman Sachs & Co.	6/2/2023	EUR	531,000	USD	587,224	19,638	—
JP Morgan & Chase Co.	6/2/2023	EUR	5,856,400	USD	6,476,827	216,916	—
RBC Capital Markets	6/2/2023	EUR	10,157,900	USD	11,234,130	376,342	—
Goldman Sachs & Co.	6/2/2023	GBP	294,000	USD	369,764	4,043	—
Goldman Sachs & Co.	6/2/2023	GBP	4,524,700	USD	5,690,828	62,325	—
JP Morgan & Chase Co.	6/2/2023	GBP	2,949,900	USD	3,710,148	40,619	—
RBC Capital Markets	6/2/2023	GBP	2,934,300	USD	3,690,528	40,404	—
Goldman Sachs & Co.	6/2/2023	HKD	35,966,100	USD	4,587,513	—	(5,595)
JP Morgan & Chase Co.	6/2/2023	HKD	17,657,700	USD	2,252,355	—	(2,649)
RBC Capital Markets	6/2/2023	HKD	35,290,800	USD	4,501,573	—	(5,295)
Goldman Sachs & Co.	6/2/2023	HUF	14,453,900	USD	42,353	656	—
JP Morgan & Chase Co.	6/2/2023	HUF	11,896,900	USD	34,860	540	—
Goldman Sachs & Co.	6/2/2023	ILS	476,100	USD	131,032	3,445	—
JP Morgan & Chase Co.	6/2/2023	ILS	323,700	USD	89,094	2,347	—
RBC Capital Markets	6/2/2023	ILS	603,000	USD	165,967	4,372	—
Goldman Sachs & Co.	6/2/2023	JPY	78,511,000	USD	579,259	15,749	—
Goldman Sachs & Co.	6/2/2023	JPY	805,999,300	USD	5,946,798	161,768	—
JP Morgan & Chase Co.	6/2/2023	JPY	846,901,300	USD	6,248,603	170,001	—
RBC Capital Markets	6/2/2023	JPY	799,509,100	USD	5,898,912	160,466	—
Goldman Sachs & Co.	6/2/2023	MXN	9,002,600	USD	495,956	—	(12,981)
JP Morgan & Chase Co.	6/2/2023	MXN	5,830,800	USD	321,221	—	(8,408)
RBC Capital Markets	6/2/2023	MXN	3,211,600	USD	176,928	—	(4,631)
Goldman Sachs & Co.	6/2/2023	NOK	5,299,200	USD	496,408	19,011	—
JP Morgan & Chase Co.	6/2/2023	NOK	645,500	USD	60,468	2,316	—

See Notes to Financial Statements.	42

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
JP Morgan & Chase Co.	6/2/2023	NZD	58,300	USD	36,006	$892	$—
RBC Capital Markets	6/2/2023	NZD	220,300	USD	136,058	3,371	—
JP Morgan & Chase Co.	6/2/2023	PHP	1,433,200	USD	25,842	322	—
RBC Capital Markets	6/2/2023	PHP	13,104,400	USD	236,371	3,030	—
Goldman Sachs & Co.	6/2/2023	PLN	1,103,200	USD	265,415	4,932	—
JP Morgan & Chase Co.	6/2/2023	PLN	89,400	USD	21,510	401	—
JP Morgan & Chase Co.	6/2/2023	SEK	16,350,800	USD	1,596,430	89,694	—
JP Morgan & Chase Co.	6/2/2023	SEK	1,063,000	USD	103,787	5,831	—
RBC Capital Markets	6/2/2023	SEK	13,282,600	USD	1,296,952	72,952	—
JP Morgan & Chase Co.	6/2/2023	THB	27,181,600	USD	799,106	18,026	—
JP Morgan & Chase Co.	6/2/2023	TRY	4,409,500	USD	205,110	—	(7,530)
Goldman Sachs & Co.	6/2/2023	USD	475,633	AED	1,747,000	6	—
Goldman Sachs & Co.	6/2/2023	USD	2,622,511	AUD	4,052,400	13,374	—
JP Morgan & Chase Co.	6/2/2023	USD	1,532,969	AUD	2,368,800	7,818	—
RBC Capital Markets	6/2/2023	USD	2,157,598	AUD	3,334,000	11,003	—
Goldman Sachs & Co.	6/2/2023	USD	4,040,227	CAD	5,491,800	5,298	—
JP Morgan & Chase Co.	6/2/2023	USD	2,579,416	CAD	3,506,200	3,420	—
RBC Capital Markets	6/2/2023	USD	3,589,795	CAD	4,879,500	4,681	—
Goldman Sachs & Co.	6/2/2023	USD	4,024,504	CHF	3,679,000	15,024	—
JP Morgan & Chase Co.	6/2/2023	USD	1,906,580	CHF	1,742,900	7,118	—
RBC Capital Markets	6/2/2023	USD	2,980,692	CHF	2,724,800	11,127	—
JP Morgan & Chase Co.	6/2/2023	USD	1,206,377	CNH	8,596,400	1,449	—
RBC Capital Markets	6/2/2023	USD	606,220	CNH	4,319,800	728	—
Goldman Sachs & Co.	6/2/2023	USD	46,174	CZK	1,029,400	206	—
JP Morgan & Chase Co.	6/2/2023	USD	31,713	CZK	707,000	142	—
JP Morgan & Chase Co.	6/2/2023	USD	1,018,382	DKK	7,113,600	2,712	—
RBC Capital Markets	6/2/2023	USD	1,643,489	DKK	11,480,100	4,376	—
Goldman Sachs & Co.	6/2/2023	USD	12,034,990	EUR	11,288,800	31,618	—
JP Morgan & Chase Co.	6/2/2023	USD	6,243,508	EUR	5,856,400	16,403	—
RBC Capital Markets	6/2/2023	USD	10,829,337	EUR	10,157,900	28,450	—
Goldman Sachs & Co.	6/2/2023	USD	5,972,297	GBP	4,818,700	21,928	—
JP Morgan & Chase Co.	6/2/2023	USD	3,656,106	GBP	2,949,900	13,424	—
RBC Capital Markets	6/2/2023	USD	3,636,771	GBP	2,934,300	13,353	—
Goldman Sachs & Co.	6/2/2023	USD	4,156,881	HKD	32,541,100	—	(1,168)
Goldman Sachs & Co.	6/2/2023	USD	436,901	HKD	3,425,000	494	—
JP Morgan & Chase Co.	6/2/2023	USD	2,255,638	HKD	17,657,700	—	(634)
RBC Capital Markets	6/2/2023	USD	4,502,383	HKD	35,290,800	4,485	—
Goldman Sachs & Co.	6/2/2023	USD	41,560	HUF	14,453,900	137	—
JP Morgan & Chase Co.	6/2/2023	USD	34,207	HUF	11,896,900	113	—
Goldman Sachs & Co.	6/2/2023	USD	127,472	ILS	476,100	116	—
JP Morgan & Chase Co.	6/2/2023	USD	86,668	ILS	323,700	79	—
RBC Capital Markets	6/2/2023	USD	161,448	ILS	603,000	147	—
Goldman Sachs & Co.	6/2/2023	USD	6,330,818	JPY	884,510,300	17,721	—
JP Morgan & Chase Co.	6/2/2023	USD	6,061,635	JPY	846,901,300	16,968	—
RBC Capital Markets	6/2/2023	USD	5,722,429	JPY	799,509,100	16,018	—
Goldman Sachs & Co.	6/2/2023	USD	506,953	MXN	9,002,600	1,985	—
JP Morgan & Chase Co.	6/2/2023	USD	328,343	MXN	5,830,800	1,285	—
RBC Capital Markets	6/2/2023	USD	180,851	MXN	3,211,600	708	—
RBC Capital Markets	6/2/2023	USD	475,565	NOK	5,299,200	1,832	—
RBC Capital Markets	6/2/2023	USD	57,929	NOK	645,500	223	—
Goldman Sachs & Co.	6/2/2023	USD	34,942	NZD	58,300	172	—
Goldman Sachs & Co.	6/2/2023	USD	132,037	NZD	220,300	650	—
JP Morgan & Chase Co.	6/2/2023	USD	25,510	PHP	1,433,200	10	—
RBC Capital Markets	6/2/2023	USD	233,174	PHP	13,104,400	166	—
Goldman Sachs & Co.	6/2/2023	USD	259,378	PLN	1,103,200	1,105	—
JP Morgan & Chase Co.	6/2/2023	USD	21,019	PLN	89,400	90	—
JP Morgan & Chase Co.	6/2/2023	USD	1,600,004	SEK	17,413,800	4,689	—

See Notes to Financial Statements.	43

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	6/2/2023	USD	1,220,423	SEK	13,282,600	$3,576	$—
JP Morgan & Chase Co.	6/2/2023	USD	782,655	THB	27,181,600	—	(1,574)
JP Morgan & Chase Co.	6/2/2023	USD	213,032	TRY	4,409,500	—	(393)
JP Morgan & Chase Co.	6/2/2023	USD	558,052	ZAR	11,058,500	2,759	—
RBC Capital Markets	6/2/2023	USD	633,233	ZAR	12,548,300	3,131	—
JP Morgan & Chase Co.	6/2/2023	ZAR	11,058,500	USD	603,187	42,376	—
RBC Capital Markets	6/2/2023	ZAR	12,548,300	USD	684,448	48,084	—
JP Morgan & Chase Co.	6/5/2023	BRL	2,507,800	USD	498,376	4,464	—
RBC Capital Markets	6/5/2023	BRL	7,150,400	USD	1,420,734	12,459	—
Goldman Sachs & Co.	6/5/2023	CLP	78,893,400	USD	97,855	526	—
JP Morgan & Chase Co.	6/5/2023	CLP	85,394,300	USD	105,843	494	—
Goldman Sachs & Co.	6/5/2023	COP	98,581,700	USD	20,984	—	(1,139)
JP Morgan & Chase Co.	6/5/2023	COP	163,398,300	USD	34,909	—	(1,761)
Goldman Sachs & Co.	6/5/2023	INR	221,518,700	USD	2,701,448	24,370	—
JP Morgan & Chase Co.	6/5/2023	INR	14,153,000	USD	172,800	1,759	—
JP Morgan & Chase Co.	6/5/2023	INR	169,736,700	USD	2,070,768	19,482	—
Goldman Sachs & Co.	6/5/2023	KRW	3,029,703,100	USD	2,268,761	—	(14,578)
JP Morgan & Chase Co.	6/5/2023	KRW	1,084,472,400	USD	810,960	—	(6,354)
RBC Capital Markets	6/5/2023	KRW	1,615,214,900	USD	1,208,360	—	(8,948)
RBC Capital Markets	6/5/2023	KRW	79,054,000	USD	59,179	—	(400)
Goldman Sachs & Co.	6/5/2023	KWD	103,000	USD	336,656	1,664	—
Goldman Sachs & Co.	6/5/2023	QAR	1,355,000	USD	370,979	—	(1,214)
Goldman Sachs & Co.	6/5/2023	SAR	319,000	USD	85,005	—	(37)
Goldman Sachs & Co.	6/5/2023	SAR	5,491,000	USD	1,463,291	—	(559)
JP Morgan & Chase Co.	6/5/2023	SGD	941,500	USD	706,495	10,152	—
RBC Capital Markets	6/5/2023	SGD	564,400	USD	423,522	6,086	—
Goldman Sachs & Co.	6/5/2023	TWD	78,050,600	USD	2,542,365	838	—
JP Morgan & Chase Co.	6/5/2023	TWD	54,501,200	USD	1,776,035	1,337	—
RBC Capital Markets	6/5/2023	TWD	40,964,200	USD	1,334,078	179	—
JP Morgan & Chase Co.	6/5/2023	USD	420,958	BRL	2,150,800	2,643	—
JP Morgan & Chase Co.	6/5/2023	USD	70,915	BRL	357,000	—	(603)
RBC Capital Markets	6/5/2023	USD	1,396,044	BRL	7,150,400	12,231	—
Goldman Sachs & Co.	6/5/2023	USD	96,893	CLP	78,893,400	436	—
JP Morgan & Chase Co.	6/5/2023	USD	105,328	CLP	85,394,300	21	—
Goldman Sachs & Co.	6/5/2023	USD	22,292	COP	98,581,700	—	(168)
JP Morgan & Chase Co.	6/5/2023	USD	36,868	COP	163,398,300	—	(198)
Goldman Sachs & Co.	6/5/2023	USD	2,678,582	INR	221,518,700	—	(1,504)
JP Morgan & Chase Co.	6/5/2023	USD	2,222,796	INR	183,889,700	—	(469)
Goldman Sachs & Co.	6/5/2023	USD	2,284,844	KRW	3,029,703,100	—	(1,505)
JP Morgan & Chase Co.	6/5/2023	USD	817,846	KRW	1,084,472,400	—	(533)
RBC Capital Markets	6/5/2023	USD	1,277,729	KRW	1,694,268,900	—	(842)
Goldman Sachs & Co.	6/5/2023	USD	334,687	KWD	103,000	305	—
Goldman Sachs & Co.	6/5/2023	USD	371,946	QAR	1,355,000	247	—
Goldman Sachs & Co.	6/5/2023	USD	1,549,003	SAR	5,810,000	—	(110)
JP Morgan & Chase Co.	6/5/2023	USD	694,911	SGD	941,500	1,432	—
RBC Capital Markets	6/5/2023	USD	416,577	SGD	564,400	859	—
Goldman Sachs & Co.	6/5/2023	USD	2,535,345	TWD	78,050,600	6,182	—
JP Morgan & Chase Co.	6/5/2023	USD	1,456,590	TWD	44,822,200	2,935	—
JP Morgan & Chase Co.	6/5/2023	USD	315,678	TWD	9,679,000	—	(505)
RBC Capital Markets	6/5/2023	USD	1,330,871	TWD	40,964,200	3,028	—
Goldman Sachs & Co.	6/6/2023	EGP	407,000	USD	11,662	—	(1,455)
RBC Capital Markets	6/6/2023	MYR	2,465,200	USD	553,083	18,728	—
Goldman Sachs & Co.	6/6/2023	USD	13,172	EGP	407,000	—	(55)
RBC Capital Markets	6/6/2023	USD	534,345	MYR	2,465,200	10	—
JP Morgan & Chase Co.	6/7/2023	IDR	5,549,534,200	USD	378,111	7,924	—
RBC Capital Markets	6/7/2023	IDR	5,018,076,700	USD	341,947	7,211	—
JP Morgan & Chase Co.	6/7/2023	USD	370,068	IDR	5,549,534,200	120	—

See Notes to Financial Statements.	44

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	6/7/2023	USD	334,538	IDR	5,018,076,700	$197	$—
Goldman Sachs & Co.	7/5/2023	AED	1,747,000	USD	475,607	—	(41)
Goldman Sachs & Co.	7/5/2023	AED	82,000	USD	22,325	—	(1)
Goldman Sachs & Co.	7/5/2023	AUD	4,052,400	USD	2,625,732	—	(13,712)
Goldman Sachs & Co.	7/5/2023	AUD	83,000	USD	53,779	—	(281)
JP Morgan & Chase Co.	7/5/2023	AUD	2,368,800	USD	1,534,847	—	(8,020)
RBC Capital Markets	7/5/2023	AUD	3,334,000	USD	2,160,249	—	(11,281)
Goldman Sachs & Co.	7/5/2023	CAD	5,491,800	USD	4,043,738	—	(5,518)
JP Morgan & Chase Co.	7/5/2023	CAD	3,506,200	USD	2,581,657	—	(3,561)
RBC Capital Markets	7/5/2023	CAD	4,879,500	USD	3,592,914	—	(4,876)
Goldman Sachs & Co.	7/5/2023	CHF	3,679,000	USD	4,039,883	—	(16,422)
JP Morgan & Chase Co.	7/5/2023	CHF	1,742,900	USD	1,913,876	—	(7,769)
RBC Capital Markets	7/5/2023	CHF	2,724,800	USD	2,992,083	—	(12,163)
JP Morgan & Chase Co.	7/5/2023	CNH	8,596,400	USD	1,209,840	—	(1,810)
RBC Capital Markets	7/5/2023	CNH	4,319,800	USD	607,969	—	(901)
JP Morgan & Chase Co.	7/5/2023	DKK	307,000	USD	44,045	—	(130)
JP Morgan & Chase Co.	7/5/2023	DKK	7,113,600	USD	1,020,603	—	(2,988)
RBC Capital Markets	7/5/2023	DKK	11,480,100	USD	1,647,144	—	(4,752)
Goldman Sachs & Co.	7/5/2023	EGP	407,000	USD	12,859	27	—
Goldman Sachs & Co.	7/5/2023	EUR	11,288,800	USD	12,058,414	—	(33,222)
JP Morgan & Chase Co.	7/5/2023	EUR	5,856,400	USD	6,255,602	—	(17,293)
RBC Capital Markets	7/5/2023	EUR	10,157,900	USD	10,850,384	—	(29,924)
Goldman Sachs & Co.	7/5/2023	GBP	4,818,700	USD	5,976,634	—	(22,087)
JP Morgan & Chase Co.	7/5/2023	GBP	2,949,900	USD	3,658,746	—	(13,536)
RBC Capital Markets	7/5/2023	GBP	2,934,300	USD	3,639,412	—	(13,450)
Goldman Sachs & Co.	7/5/2023	HKD	32,541,100	USD	4,160,229	783	—
JP Morgan & Chase Co.	7/5/2023	HKD	17,657,700	USD	2,257,455	425	—
RBC Capital Markets	7/5/2023	HKD	35,290,800	USD	4,506,004	—	(4,912)
Goldman Sachs & Co.	7/5/2023	HUF	14,453,900	USD	41,182	—	(100)
JP Morgan & Chase Co.	7/5/2023	HUF	11,896,900	USD	33,897	—	(82)
JP Morgan & Chase Co.	7/5/2023	IDR	5,549,534,200	USD	369,673	—	(403)
RBC Capital Markets	7/5/2023	IDR	5,018,076,700	USD	334,293	—	(342)
Goldman Sachs & Co.	7/5/2023	ILS	476,100	USD	127,663	—	(140)
JP Morgan & Chase Co.	7/5/2023	ILS	323,700	USD	86,798	—	(95)
RBC Capital Markets	7/5/2023	ILS	603,000	USD	161,690	—	(177)
Goldman Sachs & Co.	7/5/2023	INR	221,518,700	USD	2,673,893	—	(316)
Goldman Sachs & Co.	7/5/2023	INR	22,588,000	USD	272,990	304	—
JP Morgan & Chase Co.	7/5/2023	INR	183,889,700	USD	2,220,220	274	—
Goldman Sachs & Co.	7/5/2023	JPY	884,510,300	USD	6,363,383	—	(20,540)
Goldman Sachs & Co.	7/5/2023	JPY	210,206,000	USD	1,512,273	—	(4,881)
JP Morgan & Chase Co.	7/5/2023	JPY	846,901,300	USD	6,092,815	—	(19,666)
RBC Capital Markets	7/5/2023	JPY	799,509,100	USD	5,751,843	—	(18,586)
Goldman Sachs & Co.	7/5/2023	KRW	306,518,000	USD	231,326	—	(74)
Goldman Sachs & Co.	7/5/2023	KRW	3,029,703,100	USD	2,288,295	1,079	—
JP Morgan & Chase Co.	7/5/2023	KRW	1,084,472,400	USD	819,094	392	—
RBC Capital Markets	7/5/2023	KRW	1,694,268,900	USD	1,279,766	709	—
Goldman Sachs & Co.	7/5/2023	KWD	103,000	USD	334,720	—	(801)
Goldman Sachs & Co.	7/5/2023	MXN	646,000	USD	36,122	—	(121)
Goldman Sachs & Co.	7/5/2023	MXN	9,002,600	USD	503,398	—	(1,689)
JP Morgan & Chase Co.	7/5/2023	MXN	5,830,800	USD	326,058	—	(1,077)
RBC Capital Markets	7/5/2023	MXN	3,211,600	USD	179,592	—	(593)
RBC Capital Markets	7/5/2023	MYR	2,465,200	USD	534,925	—	(593)
RBC Capital Markets	7/5/2023	NOK	5,299,200	USD	476,337	—	(1,887)
RBC Capital Markets	7/5/2023	NOK	645,500	USD	58,023	—	(230)
Goldman Sachs & Co.	7/5/2023	NZD	58,300	USD	34,937	—	(171)
Goldman Sachs & Co.	7/5/2023	NZD	220,300	USD	132,017	—	(647)
Goldman Sachs & Co.	7/5/2023	NZD	46,000	USD	27,564	—	(137)
JP Morgan & Chase Co.	7/5/2023	PHP	1,433,200	USD	25,471	—	(19)

See Notes to Financial Statements.	45

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	7/5/2023	PHP	13,104,400	USD	232,843	$—	$(223)
Goldman Sachs & Co.	7/5/2023	PLN	1,103,200	USD	258,903	—	(1,061)
JP Morgan & Chase Co.	7/5/2023	PLN	89,400	USD	20,981	—	(86)
Goldman Sachs & Co.	7/5/2023	QAR	1,355,000	USD	371,487	—	(340)
Goldman Sachs & Co.	7/5/2023	SAR	5,810,000	USD	1,548,177	—	(83)
JP Morgan & Chase Co.	7/5/2023	SEK	280,000	USD	25,773	—	(80)
JP Morgan & Chase Co.	7/5/2023	SEK	17,413,800	USD	1,602,897	—	(4,944)
RBC Capital Markets	7/5/2023	SEK	13,282,600	USD	1,222,630	—	(3,771)
JP Morgan & Chase Co.	7/5/2023	SGD	941,500	USD	695,633	—	(1,464)
RBC Capital Markets	7/5/2023	SGD	564,400	USD	417,011	—	(878)
JP Morgan & Chase Co.	7/5/2023	THB	27,181,600	USD	784,688	791	—
JP Morgan & Chase Co.	7/5/2023	TRY	4,409,500	USD	191,146	1,365	—
JP Morgan & Chase Co.	7/5/2023	TRY	486,000	USD	21,067	150	—
Goldman Sachs & Co.	7/5/2023	TWD	15,806,000	USD	515,483	—	(950)
Goldman Sachs & Co.	7/5/2023	TWD	78,050,600	USD	2,538,644	—	(11,520)
JP Morgan & Chase Co.	7/5/2023	TWD	44,822,200	USD	1,459,151	—	(5,334)
RBC Capital Markets	7/5/2023	TWD	40,964,200	USD	1,332,906	—	(5,526)
Goldman Sachs & Co.	7/5/2023	USD	218,691	CAD	297,000	295	—
Goldman Sachs & Co.	7/5/2023	USD	26,355	CHF	24,000	106	—
JP Morgan & Chase Co.	7/5/2023	USD	85,993	CNH	611,000	127	—
Goldman Sachs & Co.	7/5/2023	USD	129,249	EUR	121,000	356	—
Goldman Sachs & Co.	7/5/2023	USD	320,005	GBP	258,000	1,175	—
Goldman Sachs & Co.	7/5/2023	USD	240,100	HKD	1,878,000	—	(51)
Goldman Sachs & Co.	7/5/2023	USD	35,749	KWD	11,000	83	—
Goldman Sachs & Co.	7/5/2023	USD	27,446	SAR	103,000	1	—
JP Morgan & Chase Co.	7/5/2023	USD	40,792	THB	1,413,000	—	(42)
JP Morgan & Chase Co.	7/5/2023	USD	66,148	ZAR	1,315,000	307	—
JP Morgan & Chase Co.	7/5/2023	ZAR	11,058,500	USD	556,258	—	(2,595)
RBC Capital Markets	7/5/2023	ZAR	12,548,300	USD	631,200	—	(2,942)
JP Morgan & Chase Co.	7/6/2023	BRL	2,150,800	USD	418,479	—	(2,906)
JP Morgan & Chase Co.	7/6/2023	BRL	199,000	USD	38,672	—	(316)
RBC Capital Markets	7/6/2023	BRL	7,150,400	USD	1,387,915	—	(12,989)
Goldman Sachs & Co.	7/6/2023	CLP	78,893,400	USD	96,478	—	(425)
JP Morgan & Chase Co.	7/6/2023	CLP	85,394,300	USD	104,875	—	(13)
Goldman Sachs & Co.	7/7/2023	COP	98,581,700	USD	22,087	149	—
JP Morgan & Chase Co.	7/7/2023	COP	163,398,300	USD	36,531	169	—
Goldman Sachs & Co.	7/7/2023	CZK	1,029,400	USD	46,107	—	(200)
JP Morgan & Chase Co.	7/7/2023	CZK	707,000	USD	31,667	—	(138)
Goldman Sachs & Co.	7/7/2023	USD	23,743	COP	105,969,000	—	(161)

Total unrealized appreciation (depreciation)						$2,951,993	$(454,850)

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	46

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2023

Currency Abbreviations

AED	Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
KWD	Kuwaiti Dinar
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
SAR	Saudi Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$127,780,769	$—	$0	$127,780,769
Preferred Stocks (a)	1,205,369	—	0	1,205,369
Corporate Bonds	—	203	—	203
Warrants (a)	5,601	—	—	5,601
Short-Term Investments (a)	5,324,202	—	—	5,324,202
Derivatives (b)
Forward Foreign Currency Contracts	—	2,951,993	—	2,951,993
Futures Contracts	2,580	—	—	2,580

TOTAL	$134,318,521	$2,952,196	$0	$137,270,717

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(454,850)	$—	$(454,850)
Futures Contracts	(14,283)	—	—	(14,283)

TOTAL	$(14,283)	$(454,850)	$—	$(469,133)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

During the year ended May 31, 2023, the amount of transfers from Level 3 to Level 1 was $8,273. The investment was transferred from Level 3 to Level 1 due to the availability of a pricing source supported by observable inputs.

See Notes to Financial Statements.	47

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF

May 31, 2023

	Number of Shares	Value
COMMON STOCKS — 96.6%
Brazil — 3.7%
Ambev SA	62,477	$177,457
Atacadao SA	8,891	16,596
B3 SA — Brasil Bolsa Balcao	78,881	207,103
Banco Bradesco SA	23,245	60,801
Banco BTG Pactual S.A	15,967	82,773
Banco do Brasil SA	11,657	102,524
Banco Santander Brasil SA	4,168	23,496
BB Seguridade Participacoes SA	9,896	60,332
CCR SA	12,842	34,350
Centrais Eletricas Brasileiras SA	17,752	123,518
Cia de Saneamento Basico do Estado de Sao Paulo	4,664	48,310
Cia Siderurgica Nacional SA	9,725	23,290
Cosan SA	17,520	51,801
CPFL Energia SA	3,053	18,222
Energisa SA	2,558	22,205
Eneva SA*	11,081	25,009
Engie Brasil Energia SA	2,780	23,031
Equatorial Energia SA*	196	1,088
Equatorial Energia SA	14,014	77,759
Hapvida Participacoes e Investimentos SA, 144A*	77,515	60,963
Hypera SA	5,704	45,895
JBS SA	9,994	33,095
Klabin SA	9,551	39,497
Localiza Rent A Car SA	9,683	118,411
Localiza Rent A Car SA*	42	509
Lojas Renner SA	12,484	47,861
Magazine Luiza SA*	46,946	35,163
Natura & Co. Holding SA*	12,624	34,563
Petroleo Brasileiro SA	50,581	291,225
PRIO SA*	9,463	63,773
Raia Drogasil SA	17,288	96,539
Rede D’Or Sao Luiz SA, 144A	7,863	44,946
Rumo SA	18,335	75,244
Sendas Distribuidora SA	16,606	35,187
Suzano SA	11,220	99,034
Telefonica Brasil SA	5,092	40,147
TIM SA	12,632	34,759
TOTVS SA	6,971	39,518
Ultrapar Participacoes SA	10,498	35,033
Vale SA	45,725	575,111
Vibra Energia SA	15,641	49,606
WEG SA	22,623	167,712

(Cost $2,542,113)		3,243,456

Cayman Islands — 0.0%
Parade Technologies Ltd. (Cost $78,631)	1,053	34,954

Chile — 0.4%
Banco de Chile	634,874	64,192
Banco de Credito e Inversiones SA	798	23,457
Banco Santander Chile	939,232	40,816
Cencosud SA	14,789	27,935
Cia Cervecerias Unidas SA	1,715	12,598
Cia Sud Americana de Vapores SA	203,741	14,981

	Number of Shares	Value
Chile (Continued)
Empresas CMPC SA	14,852	$25,395
Empresas Copec SA	5,489	39,642
Enel Americas SA*	280,743	36,198
Enel Chile SA	408,382	22,436
Falabella SA	10,090	22,235

(Cost $449,620)		329,885

China — 26.6%
360 Security Technology, Inc., Class A	7,500	14,700
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,000	4,586
3SBio, Inc., 144A	18,254	18,463
AAC Technologies Holdings, Inc. (a)	9,611	19,712
Advanced Micro-Fabrication Equipment Inc China, Class A*	525	12,786
AECC Aviation Power Co. Ltd., Class A	2,400	13,404
Agricultural Bank of China Ltd., Class A	79,700	39,417
Agricultural Bank of China Ltd., Class H	408,812	154,014
Aier Eye Hospital Group Co. Ltd., Class A	4,964	18,692
Air China Ltd., Class A*	4,400	5,391
Air China Ltd., Class H* (a)	20,555	15,619
Akeso, Inc., 144A* (a)	6,401	28,529
Alibaba Group Holding Ltd.*	223,820	2,226,638
Aluminum Corp. of China Ltd., Class A	9,632	7,322
Aluminum Corp. of China Ltd., Class H	50,919	22,499
Anhui Conch Cement Co. Ltd., Class A	3,400	11,971
Anhui Conch Cement Co. Ltd., Class H	16,053	42,642
Anhui Gujing Distillery Co. Ltd., Class A	360	12,742
Anhui Gujing Distillery Co. Ltd., Class B	1,363	22,334
Anhui Honglu Steel Construction Group Co. Ltd., Class A	1,100	4,346
Anhui Kouzi Distillery Co. Ltd., Class A	229	1,741
Anhui Yingjia Distillery Co. Ltd., Class A*	600	4,757
Anjoy Foods Group Co. Ltd., Class A	200	4,331
ANTA Sports Products Ltd.	16,559	169,070
Apeloa Pharmaceutical Co. Ltd., Class A	800	2,085
Asymchem Laboratories Tianjin Co. Ltd., Class A	364	6,741
Autobio Diagnostics Co. Ltd., Class A	700	5,585
Autohome, Inc., ADR	1,043	29,851
Avary Holding Shenzhen Co. Ltd., Class A	730	2,607
AVIC Industry-Finance Holdings Co. Ltd., Class A	2,300	1,247
AviChina Industry & Technology Co. Ltd., Class H	37,487	18,144
Baidu, Inc., Class A*	30,556	465,923
Bank of Beijing Co. Ltd., Class A	16,300	10,833
Bank of Changsha Co. Ltd., Class A	6,000	6,761
Bank of Chengdu Co. Ltd., Class A	2,955	5,219
Bank of China Ltd., Class A	35,100	19,234
Bank of China Ltd., Class H	1,041,528	408,341
Bank of Communications Co. Ltd., Class A	32,100	26,384
Bank of Communications Co. Ltd., Class H	117,924	76,051
Bank of Hangzhou Co. Ltd., Class A	5,960	9,722
Bank of Jiangsu Co. Ltd., Class A*	9,554	9,960
Bank of Nanjing Co. Ltd., Class A	8,400	9,961
Bank of Ningbo Co. Ltd., Class A	4,970	17,178

See Notes to Financial Statements.	48

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
China (Continued)
Bank of Shanghai Co. Ltd., Class A	12,540	$10,871
Baoshan Iron & Steel Co. Ltd., Class A	17,500	14,458
BBMG Corp., Class A	4,000	1,225
Beijing Capital International Airport Co. Ltd., Class H*	28,415	19,813
Beijing Dabeinong Technology Group Co. Ltd., Class A	2,100	1,897
Beijing Easpring Material Technology Co. Ltd., Class A*	500	3,445
Beijing Kingsoft Office Software, Inc., Class A*	328	19,909
Beijing New Building Materials PLC, Class A	1,770	5,653
Beijing Shiji Information Technology Co. Ltd., Class A	392	1,073
Beijing Tiantan Biological Products Corp. Ltd., Class A	3,000	11,760
Beijing Tongrentang Co. Ltd., Class A	900	7,662
Beijing United Information Technology Co. Ltd., Class A*	435	2,802
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A*	435	5,684
Beijing Yanjing Brewery Co. Ltd., Class A	3,600	5,847
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	31,200	25,294
Betta Pharmaceuticals Co. Ltd., Class A*	600	4,752
BGI Genomics Co. Ltd., Class A	600	4,965
Bilibili, Inc., Class Z*	2,510	40,869
Bloomage Biotechnology Corp. Ltd., Class A*	320	3,961
BOC International China Co. Ltd., Class A	2,100	3,210
BOE Technology Group Co. Ltd., Class A*	32,200	17,961
BYD Co. Ltd., Class A	1,500	53,460
BYD Co. Ltd., Class H	13,371	403,668
BYD Electronic International Co. Ltd.	10,222	29,764
By-health Co. Ltd., Class A	2,100	6,710
Caitong Securities Co. Ltd., Class A	3,204	3,367
Canmax Technologies Co. Ltd., Class A	1,040	4,889
CECEP Solar Energy Co. Ltd., Class A	5,200	5,107
CECEP Wind-Power Corp., Class A*	12,100	6,545
CETC Cyberspace Security Technology Co. Ltd., Class A	1,400	5,822
CGN Power Co. Ltd., Class H, 144A	162,914	39,114
Changchun High & New Technology Industry Group, Inc., Class A	360	8,063
Changjiang Securities Co. Ltd., Class A	1,400	1,182
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A*	400	5,956
Chaozhou Three-Circle Group Co. Ltd., Class A	2,000	8,472
Chengxin Lithium Group Co. Ltd., Class A	1,200	5,095
China Baoan Group Co. Ltd., Class A	1,700	2,888
China Cinda Asset Management Co. Ltd., Class H	117,448	13,049
China CITIC Bank Corp. Ltd., Class H	119,272	62,755
China Coal Energy Co. Ltd., Class H	26,665	20,159

	Number of Shares	Value
China (Continued)
China Communications Services Corp. Ltd., Class H	34,393	$16,339
China Conch Venture Holdings Ltd.	22,996	28,898
China Construction Bank Corp., Class A	10,400	9,352
China Construction Bank Corp., Class H	1,280,824	819,484
China CSSC Holdings Ltd., Class A	3,500	14,173
China Eastern Airlines Corp. Ltd., Class A*	5,835	3,829
China Energy Engineering Corp. Ltd., Class A	25,300	8,531
China Everbright Bank Co. Ltd., Class A	34,400	15,225
China Everbright Bank Co. Ltd., Class H*	45,257	13,929
China Evergrande Group* (b)	25,065	0
China Feihe Ltd., 144A	48,957	28,447
China Galaxy Securities Co. Ltd., Class A	3,700	5,906
China Galaxy Securities Co. Ltd., Class H	51,727	27,877
China Greatwall Technology Group Co. Ltd., Class A	3,300	5,582
China Hongqiao Group Ltd.	31,610	22,445
China International Capital Corp. Ltd., Class A	1,000	5,852
China International Capital Corp. Ltd., Class H, 144A	22,024	40,277
China Jushi Co. Ltd., Class A	4,572	8,756
China Lesso Group Holdings Ltd.	11,537	7,617
China Life Insurance Co. Ltd., Class A	2,400	12,591
China Life Insurance Co. Ltd., Class H	103,496	174,730
China Literature Ltd., 144A* (a)	5,306	20,057
China Longyuan Power Group Corp. Ltd., Class H	45,446	50,957
China Meheco Co. Ltd., Class A	3,000	5,817
China Meidong Auto Holdings Ltd.	7,184	9,248
China Merchants Bank Co. Ltd., Class A	17,263	78,344
China Merchants Bank Co. Ltd., Class H	53,180	247,208
China Merchants Energy Shipping Co. Ltd., Class A	5,200	4,172
China Merchants Securities Co. Ltd., Class A	6,100	11,922
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	5,700	10,155
China Minsheng Banking Corp. Ltd., Class A	30,600	17,026
China Minsheng Banking Corp. Ltd., Class H	95,826	37,937
China National Building Material Co. Ltd., Class H	48,906	27,668
China National Chemical Engineering Co. Ltd., Class A	5,200	6,247
China National Nuclear Power Co. Ltd., Class A	19,400	19,189
China National Software & Service Co. Ltd., Class A	700	5,973
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	3,300	11,063
China Oilfield Services Ltd., Class H	26,369	26,873
China Pacific Insurance Group Co. Ltd., Class A	6,000	23,478

See Notes to Financial Statements.	49

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
China (Continued)
China Pacific Insurance Group Co. Ltd., Class H	36,218	$91,580
China Petroleum & Chemical Corp., Class A	27,700	24,753
China Petroleum & Chemical Corp., Class H	322,202	202,856
China Railway Group Ltd., Class A	19,500	21,617
China Railway Group Ltd., Class H	61,868	40,769
China Railway Signal & Communication Corp. Ltd., Class A	10,435	8,738
China Rare Earth Resources And Technology Co. Ltd., Class A*	1,300	5,699
China Resources Microelectronics Ltd., Class A	893	7,463
China Resources Mixc Lifestyle Services Ltd., 144A	9,493	43,219
China Resources Pharmaceutical Group Ltd., 144A	17,891	17,159
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	1,100	10,095
China Shenhua Energy Co. Ltd., Class A	5,465	21,676
China Shenhua Energy Co. Ltd., Class H	45,071	142,458
China Southern Airlines Co. Ltd., Class A*	8,400	7,400
China Southern Airlines Co. Ltd., Class H*	27,705	15,957
China State Construction Engineering Corp. Ltd., Class A	39,000	32,330
China Three Gorges Renewables Group Co. Ltd., Class A	19,186	14,638
China Tourism Group Duty Free Corp. Ltd., Class A	1,600	27,674
China Tourism Group Duty Free Corp. Ltd., Class H, 144A*	879	13,987
China Tower Corp. Ltd., Class H, 144A	611,655	67,177
China United Network Communications Ltd., Class A	26,500	18,319
China Vanke Co. Ltd., Class A	9,000	18,007
China Vanke Co. Ltd., Class H	28,706	37,906
China Yangtze Power Co. Ltd., Class A	19,600	61,990
China Zhenhua Group Science & Technology Co. Ltd., Class A	600	7,773
China Zheshang Bank Co. Ltd., Class A	3,900	1,573
Chinasoft International Ltd.* (a)	34,896	20,812
Chongqing Brewery Co. Ltd., Class A	500	6,267
Chongqing Changan Automobile Co. Ltd., Class A	7,462	12,529
Chongqing Fuling Zhacai Group Co. Ltd., Class A*	1,200	3,967
Chongqing Rural Commercial Bank Co. Ltd., Class A	13,400	7,437
Chongqing Zhifei Biological Products Co. Ltd., Class A	1,252	12,365
CITIC Ltd.	82,098	94,779
CITIC Securities Co. Ltd., Class A	9,610	27,072
CITIC Securities Co. Ltd., Class H	27,904	51,386
CMOC Group Ltd., Class A	15,700	11,559
CMOC Group Ltd., Class H	53,199	27,787

	Number of Shares	Value
China (Continued)
CNGR Advanced Material Co. Ltd., Class A*	600	$4,853
Contemporary Amperex Technology Co. Ltd., Class A	3,473	107,924
COSCO SHIPPING Development Co. Ltd., Class A	14,000	4,918
COSCO SHIPPING Energy Transportation Co. Ltd., Class A*	3,500	5,503
COSCO SHIPPING Energy Transportation Co. Ltd., Class H*	15,107	12,752
COSCO SHIPPING Holdings Co. Ltd., Class A	11,530	16,913
COSCO SHIPPING Holdings Co. Ltd., Class H	43,880	38,666
Country Garden Holdings Co. Ltd. (a)	174,110	32,018
Country Garden Services Holdings Co. Ltd.	28,123	32,718
CRRC Corp. Ltd., Class A	20,700	20,475
CRRC Corp. Ltd., Class H	62,306	38,591
CSC Financial Co. Ltd., Class A	2,925	10,435
CSPC Pharmaceutical Group Ltd.	121,933	106,199
Daan Gene Co. Ltd., Class A*	2,900	4,987
Dali Foods Group Co. Ltd., 144A	24,671	8,223
Daqin Railway Co. Ltd., Class A	13,600	14,599
Daqo New Energy Corp., ADR* (a)	807	29,012
DaShenLin Pharmaceutical Group Co. Ltd., Class A	960	4,390
DHC Software Co. Ltd., Class A	800	828
Do-Fluoride New Materials Co. Ltd., Class A	1,260	3,541
Dong-E-E-Jiao Co. Ltd., Class A	200	1,387
Dongfang Electric Corp. Ltd., Class A	2,280	5,766
Dongfeng Motor Group Co. Ltd., Class H	36,130	15,642
Dongxing Securities Co. Ltd., Class A	600	690
Dongyue Group Ltd.	20,698	18,106
East Buy Holding Ltd., 144A* (a)	5,305	19,681
East Money Information Co. Ltd., Class A	11,674	22,996
Ecovacs Robotics Co. Ltd., Class A	500	4,864
ENN Energy Holdings Ltd.	10,840	125,975
ENN Natural Gas Co. Ltd., Class A	2,300	6,256
Eve Energy Co. Ltd., Class A	1,967	17,688
Everbright Securities Co. Ltd., Class A	4,800	10,683
Fangda Carbon New Material Co. Ltd., Class A*	3,834	3,405
FAW Jiefang Group Co. Ltd., Class A	5,500	6,259
First Capital Securities Co. Ltd., Class A	900	742
Flat Glass Group Co. Ltd., Class A	700	3,175
Flat Glass Group Co. Ltd., Class H	6,437	18,085
Focus Media Information Technology Co. Ltd., Class A	11,720	10,572
Foshan Haitian Flavouring & Food Co. Ltd., Class A*	3,292	27,987
Fosun International Ltd.	28,609	18,852
Founder Securities Co. Ltd., Class A	10,000	9,807
Foxconn Industrial Internet Co. Ltd., Class A	7,100	18,006

See Notes to Financial Statements.	50

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
China (Continued)
Fuyao Glass Industry Group Co. Ltd., Class A	2,100	$9,572
Fuyao Glass Industry Group Co. Ltd., Class H, 144A	7,983	29,055
Ganfeng Lithium Group Co. Ltd., Class A	1,680	14,635
Ganfeng Lithium Group Co. Ltd., Class H, 144A (a)	4,957	31,367
GD Power Development Co. Ltd., Class A*	9,450	5,417
GDS Holdings Ltd., Class A*	12,108	14,937
Gemdale Corp., Class A	4,300	4,380
Genscript Biotech Corp.* (a)	15,546	34,386
GF Securities Co. Ltd., Class A	6,300	13,189
GF Securities Co. Ltd., Class H	16,286	22,629
GigaDevice Semiconductor, Inc., Class A	641	9,979
Ginlong Technologies Co. Ltd., Class A*	450	6,311
GoerTek, Inc., Class A	2,100	5,423
Gotion High-tech Co. Ltd., Class A	1,200	4,487
Great Wall Motor Co. Ltd., Class A*	1,900	6,031
Great Wall Motor Co. Ltd., Class H* (a)	39,993	41,063
Gree Electric Appliances, Inc. of Zhuhai, Class A	2,800	12,975
Greentown China Holdings Ltd.	13,343	12,524
Greentown Service Group Co. Ltd. (a)	20,048	10,830
Guangdong Haid Group Co. Ltd., Class A	1,081	7,023
Guangdong Kinlong Hardware Products Co. Ltd., Class A	400	3,556
Guanghui Energy Co. Ltd., Class A	3,641	3,714
Guangzhou Automobile Group Co. Ltd., Class A	4,800	6,872
Guangzhou Automobile Group Co. Ltd., Class H	39,187	22,470
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	600	3,026
Guangzhou Haige Communications Group, Inc. Co., Class A	5,700	8,033
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	500	4,857
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A*	600	5,231
Guangzhou Tinci Materials Technology Co. Ltd., Class A	1,940	11,146
Guolian Securities Co. Ltd., Class A	1,900	2,563
Guosen Securities Co. Ltd., Class A	6,400	8,282
Guotai Junan Securities Co. Ltd., Class A	6,100	12,685
Guoyuan Securities Co. Ltd., Class A	6,630	6,241
H World Group Ltd., ADR*	2,602	95,285
Haidilao International Holding Ltd., 144A* (a)	22,575	47,511
Haier Smart Home Co. Ltd., Class A	6,000	18,108
Haier Smart Home Co. Ltd., Class H	30,357	87,034
Hainan Airlines Holding Co. Ltd., Class A*	49,900	11,989
Haitian International Holdings Ltd.	9,936	22,561
Haitong Securities Co. Ltd., Class A	7,800	10,313
Haitong Securities Co. Ltd., Class H	37,734	25,058
Hangzhou First Applied Material Co. Ltd., Class A	1,143	4,921

	Number of Shares	Value
China (Continued)
Hangzhou Lion Electronics Co. Ltd., Class A*	600	$3,434
Hangzhou Oxygen Plant Group Co. Ltd., Class A	1,100	5,522
Hangzhou Robam Appliances Co. Ltd., Class A	200	656
Hangzhou Silan Microelectronics Co. Ltd., Class A	1,300	5,836
Hangzhou Tigermed Consulting Co. Ltd., Class A*	174	1,975
Hangzhou Tigermed Consulting Co. Ltd., Class H, 144A (a)	1,559	11,687
Hansoh Pharmaceutical Group Co. Ltd., 144A	17,799	29,459
Heilongjiang Agriculture Co. Ltd., Class A	3,400	6,387
Henan Shenhuo Coal & Power Co. Ltd., Class A	621	1,115
Henan Shuanghui Investment & Development Co. Ltd., Class A	2,308	7,971
Hengan International Group Co. Ltd.	8,872	37,729
Hengli Petrochemical Co. Ltd., Class A	4,210	9,340
Hengtong Optic-electric Co. Ltd., Class A	1,900	3,860
Hengyi Petrochemical Co. Ltd., Class A	1,366	1,286
Hesteel Co. Ltd., Class A	2,700	869
Hithink RoyalFlush Information Network Co. Ltd., Class A	500	11,299
Hongfa Technology Co. Ltd., Class A	700	2,978
Hoshine Silicon Industry Co. Ltd., Class A	500	4,732
Hoyuan Green Energy Co. Ltd., Class A	280	3,038
Hua Hong Semiconductor Ltd., 144A*	8,797	28,479
Huadian Power International Corp. Ltd., Class A	7,800	7,814
Huadong Medicine Co. Ltd., Class A	1,900	10,395
Huafon Chemical Co. Ltd., Class A	2,500	2,360
Huaibei Mining Holdings Co. Ltd., Class A	2,600	4,782
Hualan Biological Engineering, Inc., Class A	2,573	8,145
Huaneng Power International, Inc., Class A*	7,900	11,300
Huaneng Power International, Inc., Class H*	56,260	36,139
Huatai Securities Co. Ltd., Class A	5,800	11,026
Huatai Securities Co. Ltd., Class H, 144A	22,639	28,304
Huaxia Bank Co. Ltd., Class A	14,100	11,451
Huaxin Cement Co. Ltd., Class A	1,500	2,679
Huayu Automotive Systems Co. Ltd., Class A	2,800	6,869
Hubei Xingfa Chemicals Group Co. Ltd., Class A	1,000	3,005
Huizhou Desay Sv Automotive Co. Ltd., Class A	400	6,377
Humanwell Healthcare Group Co. Ltd., Class A	1,500	5,534
Hunan Changyuan Lico Co. Ltd., Class A*	3,062	4,917
Hunan Valin Steel Co. Ltd., Class A	4,600	3,141
Hundsun Technologies, Inc., Class A	1,689	10,081
Hygeia Healthcare Holdings Co. Ltd., 144A*	4,609	27,105

See Notes to Financial Statements.	51

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
China (Continued)
Iflytek Co. Ltd., Class A	2,050	$17,210
Imeik Technology Development Co. Ltd., Class A	200	12,662
Industrial & Commercial Bank of China Ltd., Class A	49,200	33,389
Industrial & Commercial Bank of China Ltd., Class H	770,179	412,116
Industrial Bank Co. Ltd., Class A	15,459	35,969
Industrial Securities Co. Ltd., Class A	6,700	5,761
Ingenic Semiconductor Co. Ltd., Class A	600	7,960
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	49,800	12,805
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	2,900	5,407
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	9,600	5,921
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	5,400	21,859
Inner Mongolia Yitai Coal Co. Ltd., Class B	15,100	19,479
Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	4,700	4,398
Innovent Biologics, Inc., 144A*	15,825	74,169
Inspur Electronic Information Industry Co. Ltd., Class A*	1,585	9,923
iQIYI, Inc., ADR*	5,844	23,727
JA Solar Technology Co. Ltd., Class A	2,744	13,880
Jafron Biomedical Co. Ltd., Class A	950	3,688
Jason Furniture Hangzhou Co. Ltd., Class A	166	823
JCET Group Co. Ltd., Class A	1,800	7,891
JD Health International, Inc., 144A*	15,136	93,266
JD Logistics, Inc., 144A*	27,599	44,128
JD.com, Inc., Class A	31,703	509,729
Jiangsu Eastern Shenghong Co. Ltd., Class A	2,400	3,925
Jiangsu Expressway Co. Ltd., Class H	20,078	19,410
Jiangsu Hengli Hydraulic Co. Ltd., Class A	1,332	10,211
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	5,578	35,699
Jiangsu King’s Luck Brewery JSC Ltd., Class A*	778	6,088
Jiangsu Pacific Quartz Co. Ltd., Class A	400	6,395
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	1,200	22,633
Jiangsu Yoke Technology Co. Ltd., Class A	500	5,145
Jiangsu Zhongtian Technology Co. Ltd., Class A	3,000	6,129
Jiangxi Copper Co. Ltd., Class A	3,000	7,798
Jiangxi Copper Co. Ltd., Class H	16,826	25,313
Jiangxi Special Electric Motor Co. Ltd., Class A*	1,700	2,780
Jinko Solar Co. Ltd.	6,840	12,234
JiuGui Liquor Co. Ltd., Class A	300	3,992
Jiumaojiu International Holdings Ltd., 144A	10,083	17,255

	Number of Shares	Value
China (Continued)
Jizhong Energy Resources Co. Ltd., Class A	5,500	$5,618
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	2,500	4,823
Joinn Laboratories China Co. Ltd., Class A	280	1,779
Jointown Pharmaceutical Group Co. Ltd., Class A	500	1,139
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	980	5,005
Juewei Food Co. Ltd., Class A	300	1,613
Kangmei Pharmaceutical Co. Ltd., Class A*	606	200
Kanzhun Ltd., ADR*	2,523	34,994
KE Holdings, Inc., ADR*	9,072	129,185
Keda Industrial Group Co. Ltd., Class A	2,200	3,280
Kingdee International Software Group Co. Ltd.*	33,863	44,975
Kingsoft Corp. Ltd.* (a)	12,822	46,586
Kuaishou Technology, 144A*	31,566	213,653
Kuang-Chi Technologies Co. Ltd., Class A	1,600	3,570
Kunlun Tech Co. Ltd., Class A	1,200	9,673
Kweichow Moutai Co. Ltd., Class A	1,014	232,071
LB Group Co. Ltd., Class A	2,300	5,070
Lenovo Group Ltd.	95,854	90,095
Lens Technology Co. Ltd., Class A	3,700	6,046
Lepu Medical Technology Beijing Co. Ltd., Class A	1,020	3,540
Li Auto, Inc., Class A*	15,287	220,800
Li Ning Co. Ltd.	32,025	171,772
Lingyi iTech Guangdong Co., Class A*	6,890	6,099
Longfor Group Holdings Ltd., 144A	25,221	48,507
LONGi Green Energy Technology Co. Ltd., Class A	6,254	25,324
Lufax Holding Ltd., ADR	8,132	10,409
Luxi Chemical Group Co. Ltd., Class A	3,200	4,757
Luxshare Precision Industry Co. Ltd., Class A	6,670	25,584
Luzhou Laojiao Co. Ltd., Class A	1,200	34,400
Mango Excellent Media Co. Ltd., Class A	1,803	7,412
Maxscend Microelectronics Co. Ltd., Class A	448	5,580
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A*	3,708	3,324
Meituan, Class B, 144A*	68,436	963,118
Metallurgical Corp. of China Ltd., Class A	21,700	12,287
Microport Scientific Corp.* (a)	8,655	14,899
Ming Yang Smart Energy Group Ltd., Class A	1,200	2,962
MINISO Group Holding Ltd., ADR	1,276	19,395
Minth Group Ltd.	9,591	23,982
Montage Technology Co. Ltd., Class A	489	4,383
Muyuan Foods Co. Ltd., Class A	4,764	26,808
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	2,600	4,946
NARI Technology Co. Ltd., Class A	5,304	20,449
National Silicon Industry Group Co. Ltd., Class A*	3,759	11,831

See Notes to Financial Statements.	52

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
China (Continued)
NAURA Technology Group Co. Ltd., Class A	336	$14,326
NavInfo Co. Ltd., Class A	2,200	3,623
NetEase, Inc.	26,987	456,995
New China Life Insurance Co. Ltd., Class A	2,100	10,855
New China Life Insurance Co. Ltd., Class H	11,602	30,003
New Hope Liuhe Co. Ltd., Class A*	4,300	6,809
New Oriental Education & Technology Group, Inc.*	21,784	83,181
Ninestar Corp., Class A	1,200	6,594
Ningbo Deye Technology Co. Ltd., Class A	360	6,851
Ningbo Joyson Electronic Corp., Class A	1,500	3,340
Ningbo Orient Wires & Cables Co. Ltd., Class A	600	4,131
Ningbo Ronbay New Energy Technology Co. Ltd., Class A	398	3,219
Ningbo Shanshan Co. Ltd., Class A*	2,000	4,148
Ningbo Tuopu Group Co. Ltd., Class A	900	7,351
Ningxia Baofeng Energy Group Co. Ltd., Class A	6,000	10,243
NIO, Inc., ADR* (a)	18,657	140,487
Nongfu Spring Co. Ltd., Class H, 144A (a)	24,504	131,432
North Industries Group Red Arrow Co. Ltd., Class A	1,400	3,541
Offshore Oil Engineering Co. Ltd., Class A	4,600	3,968
Oppein Home Group, Inc., Class A	460	6,130
Orient Securities Co. Ltd., Class A	4,438	6,167
Ovctek China, Inc., Class A	900	3,528
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A*	6,600	3,691
People’s Insurance Co. Group of China Ltd., Class A	6,700	5,761
People’s Insurance Co. Group of China Ltd., Class H	114,747	43,376
Perfect World Co. Ltd., Class A	2,250	5,807
PetroChina Co. Ltd., Class A	13,632	14,365
PetroChina Co. Ltd., Class H	287,732	185,931
Pharmaron Beijing Co. Ltd., Class A	1,050	6,801
Pharmaron Beijing Co. Ltd., Class H, 144A	2,507	9,253
PICC Property & Casualty Co. Ltd., Class H	95,522	113,815
Ping An Bank Co. Ltd., Class A	17,900	29,174
Ping An Healthcare and Technology Co. Ltd., 144A* (a)	6,436	14,844
Ping An Insurance Group Co. of China Ltd., Class A	9,100	60,093
Ping An Insurance Group Co. of China Ltd., Class H	86,633	549,861
Pingdingshan Tianan Coal Mining Co. Ltd., Class A	2,900	3,256
Poly Developments and Holdings Group Co. Ltd., Class A	9,900	17,721
Pop Mart International Group Ltd., 144A	7,396	16,246
Postal Savings Bank of China Co. Ltd., Class A	23,800	17,188

	Number of Shares	Value
China (Continued)
Postal Savings Bank of China Co. Ltd., Class H, 144A	111,212	$69,876
Power Construction Corp. of China Ltd., Class A	12,201	11,366
Qifu Technology, Inc., ADR	1,577	21,684
Qinghai Salt Lake Industry Co. Ltd., Class A*	4,400	11,616
Raytron Technology Co. Ltd., Class A	344	2,400
Rongsheng Petrochemical Co. Ltd., Class A	8,875	14,465
SAIC Motor Corp. Ltd., Class A	7,300	13,765
Sailun Group Co. Ltd., Class A*	2,700	3,938
Sanan Optoelectronics Co. Ltd., Class A	5,600	15,540
Sangfor Technologies, Inc., Class A	375	6,566
Sany Heavy Equipment International Holdings Co. Ltd.	14,851	19,611
Sany Heavy Industry Co. Ltd., Class A	6,000	12,376
Satellite Chemical Co. Ltd., Class A	3,917	6,973
SDIC Capital Co. Ltd., Class A	10,700	11,110
SDIC Power Holdings Co. Ltd., Class A	6,900	12,787
Seazen Holdings Co. Ltd., Class A*	2,200	4,321
SF Holding Co. Ltd., Class A	4,267	28,376
SG Micro Corp., Class A	152	2,316
Shaanxi Coal Industry Co. Ltd., Class A	7,100	16,719
Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	2,500	4,384
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	338	1,077
Shandong Gold Mining Co. Ltd., Class A	4,436	15,738
Shandong Gold Mining Co. Ltd., Class H, 144A	7,838	14,934
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	1,560	6,394
Shandong Linglong Tyre Co. Ltd., Class A	1,400	4,190
Shandong Nanshan Aluminum Co. Ltd., Class A	6,800	2,876
Shandong Sun Paper Industry JSC Ltd., Class A	3,800	5,595
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	35,126	51,946
Shanghai Aiko Solar Energy Co. Ltd., Class A*	1,300	6,296
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	980	4,686
Shanghai Baosight Software Co. Ltd., Class A	698	5,201
Shanghai Baosight Software Co. Ltd., Class B	7,150	23,774
Shanghai Construction Group Co. Ltd., Class A	17,700	6,565
Shanghai Electric Group Co. Ltd., Class A*	16,200	10,994
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	1,700	7,448
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	6,671	18,146
Shanghai Friendess Electronic Technology Corp. Ltd., Class A*	225	6,318

See Notes to Financial Statements.	53

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
China (Continued)
Shanghai Fudan Microelectronics Group Co. Ltd., Class A	569	$4,563
Shanghai Fudan Microelectronics Group Co. Ltd., Class H (a)	3,698	9,941
Shanghai International Airport Co. Ltd., Class A*	900	5,893
Shanghai International Port Group Co. Ltd., Class A	11,400	8,441
Shanghai Jinjiang International Hotels Co. Ltd., Class A	1,100	7,247
Shanghai Junshi Biosciences Co. Ltd., Class A*	514	3,286
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	14,259	8,513
Shanghai M&G Stationery, Inc., Class A	275	1,643
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	2,800	9,225
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	12,618	25,138
Shanghai Pudong Development Bank Co. Ltd., Class A	29,200	30,155
Shanghai Putailai New Energy Technology Co. Ltd., Class A	942	4,701
Shanghai RAAS Blood Products Co. Ltd., Class A	5,600	5,287
Shanghai Rural Commercial Bank Co. Ltd., Class A	9,000	7,461
Shanxi Coking Coal Energy Group Co. Ltd., Class A	3,640	5,038
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	3,000	7,882
Shanxi Meijin Energy Co. Ltd., Class A	4,700	4,735
Shanxi Securities Co. Ltd., Class A	4,050	3,312
Shanxi Taigang Stainless Steel Co. Ltd., Class A	5,900	3,299
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	980	28,892
Shede Spirits Co. Ltd., Class A	400	8,880
Shenghe Resources Holding Co. Ltd., Class A	1,600	2,873
Shengyi Technology Co. Ltd., Class A	2,455	5,264
Shennan Circuits Co. Ltd., Class A	658	7,243
Shenwan Hongyuan Group Co. Ltd., Class A	21,000	13,927
Shenzhen Capchem Technology Co. Ltd., Class A	540	3,568
Shenzhen Dynanonic Co. Ltd., Class A	320	4,944
Shenzhen Energy Group Co. Ltd., Class A	6,260	6,078
Shenzhen Inovance Technology Co. Ltd., Class A	1,937	16,082
Shenzhen Kangtai Biological Products Co. Ltd., Class A	752	2,936
Shenzhen Kedali Industry Co. Ltd., Class A	300	5,358
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,070	45,189
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	314	2,643

	Number of Shares	Value
China (Continued)
Shenzhen Overseas Chinese Town Co. Ltd., Class A	3,185	$2,126
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	200	985
Shenzhen SC New Energy Technology Corp., Class A	300	4,031
Shenzhen Senior Technology Material Co. Ltd., Class A	2,200	5,001
Shenzhen Transsion Holdings Co. Ltd., Class A	422	7,456
Shenzhou International Group Holdings Ltd.	10,902	88,269
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	1,700	6,843
Sichuan Chuantou Energy Co. Ltd., Class A	2,200	4,606
Sichuan Hebang Biotechnology Co. Ltd., Class A*	11,600	3,830
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	400	1,741
Sichuan New Energy Power Co. Ltd.*	1,800	3,543
Sichuan Road & Bridge Group Co. Ltd., Class A	4,900	10,465
Sichuan Swellfun Co. Ltd., Class A	500	4,096
Sichuan Yahua Industrial Group Co. Ltd., Class A	1,500	3,789
Sieyuan Electric Co. Ltd., Class A	1,000	6,651
Silergy Corp.	4,545	59,239
Sinoma Science & Technology Co. Ltd., Class A	1,000	2,729
Sinomine Resource Group Co. Ltd., Class A	700	5,272
Sinopec Shanghai Petrochemical Co. Ltd., Class A	1,200	529
Sinopharm Group Co. Ltd., Class H	18,642	61,065
Skshu Paint Co. Ltd., Class A*	420	5,276
Smoore International Holdings Ltd., 144A	23,681	23,831
Songcheng Performance Development Co. Ltd., Class A	2,520	4,497
SooChow Securities Co. Ltd., Class A	1,352	1,366
Spring Airlines Co. Ltd., Class A*	1,200	9,745
StarPower Semiconductor Ltd., Class A	200	6,130
Sunac China Holdings Ltd.*	40,216	6,112
Sungrow Power Supply Co. Ltd., Class A	1,140	17,642
Sunny Optical Technology Group Co. Ltd.	9,550	89,762
Sunwoda Electronic Co. Ltd., Class A	1,800	4,026
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	898	3,206
Suzhou Maxwell Technologies Co. Ltd., Class A	256	5,683
TAL Education Group, ADR*	5,662	30,745
Tangshan Jidong Cement Co. Ltd., Class A	5,300	5,741
TBEA Co. Ltd., Class A	3,100	9,744
TCL Technology Group Corp., Class A	14,080	7,636
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	3,236	16,891

See Notes to Financial Statements.	54

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
China (Continued)
Tencent Holdings Ltd.	84,139	$3,337,429
Tencent Music Entertainment Group, ADR*	9,448	65,569
Thunder Software Technology Co. Ltd., Class A	400	5,497
Tianma Microelectronics Co. Ltd., Class A*	1,000	1,359
Tianqi Lithium Corp., Class A*	1,200	12,129
Tianshan Aluminum Group Co. Ltd., Class A	774	685
Tibet Summit Resources Co. Ltd., Class A*	1,400	3,482
Tingyi Cayman Islands Holding Corp.	28,665	42,977
Titan Wind Energy Suzhou Co. Ltd., Class A	2,500	5,466
Tongcheng Travel Holdings Ltd.*	17,013	33,937
TongFu Microelectronics Co. Ltd., Class A	2,100	7,309
Tongkun Group Co. Ltd., Class A	2,000	3,389
Tongling Nonferrous Metals Group Co. Ltd., Class A*	2,600	1,059
Tongwei Co. Ltd., Class A	4,100	19,655
Topchoice Medical Corp., Class A*	255	3,789
Topsports International Holdings Ltd., 144A	27,577	21,412
TravelSky Technology Ltd., Class H	12,348	22,518
Trina Solar Co. Ltd., Class A	2,056	11,353
Trip.Com Group Ltd.*	7,500	240,599
Tsingtao Brewery Co. Ltd., Class A	500	6,689
Tsingtao Brewery Co. Ltd., Class H	8,145	70,107
Unigroup Guoxin Microelectronics Co. Ltd., Class A	929	12,028
Uni-President China Holdings Ltd.*	13,233	11,492
Unisplendour Corp. Ltd., Class A	3,254	14,914
Vipshop Holdings Ltd., ADR*	4,884	69,939
Walvax Biotechnology Co. Ltd., Class A	1,300	5,277
Wanhua Chemical Group Co. Ltd., Class A	2,789	32,235
Weibo Corp., ADR*	845	11,805
Weichai Power Co. Ltd., Class A	5,900	9,583
Weichai Power Co. Ltd., Class H	26,241	35,656
Weihai Guangwei Composites Co. Ltd., Class A	800	3,292
Wens Foodstuffs Group Co. Ltd., Class A	4,716	11,145
Western Securities Co. Ltd., Class A	900	819
Western Superconducting Technologies Co. Ltd., Class A	564	6,150
Will Semiconductor Co. Ltd., Class A	791	11,102
Wingtech Technology Co. Ltd., Class A	1,035	7,257
Wuchan Zhongda Group Co. Ltd., Class A	4,500	3,256
Wuhan Guide Infrared Co. Ltd., Class A*	3,665	5,289
Wuliangye Yibin Co. Ltd., Class A	3,307	74,892
WUS Printed Circuit Kunshan Co. Ltd., Class A	2,200	6,457
WuXi AppTec Co. Ltd., Class A	1,911	17,453
WuXi AppTec Co. Ltd., Class H, 144A*	4,771	39,299
Wuxi Autowell Technology Co. Ltd., Class A	251	6,203
Wuxi Biologics Cayman, Inc., 144A*	51,499	263,399

	Number of Shares	Value
China (Continued)
XCMG Construction Machinery Co. Ltd., Class A	8,400	$7,058
Xiamen C & D, Inc., Class A	3,500	5,709
Xiamen Faratronic Co. Ltd., Class A	300	5,648
Xiamen Tungsten Co. Ltd., Class A*	1,800	4,567
Xiaomi Corp., Class B, 144A*	207,556	274,075
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	1,138	1,740
Xinyi Solar Holdings Ltd.	71,769	70,848
XPeng, Inc., Class A* (a)	12,459	49,404
Xtep International Holdings Ltd.	17,203	17,290
Yadea Group Holdings Ltd., 144A (a)	17,563	34,989
Yangzhou Yangjie Electronic Technology Co. Ltd., Class A*	700	4,052
Yankuang Energy Group Co. Ltd., Class A	2,200	8,386
Yankuang Energy Group Co. Ltd., Class H	21,892	55,468
Yantai Jereh Oilfield Services Group Co. Ltd., Class A*	1,100	3,771
Yealink Network Technology Corp. Ltd., Class A*	900	6,702
Yifeng Pharmacy Chain Co. Ltd., Class A	730	5,089
Yihai International Holding Ltd.* (a)	6,646	14,734
Yihai Kerry Arawana Holdings Co. Ltd., Class A	900	5,083
Yintai Gold Co. Ltd., Class A	2,400	4,367
YongXing Special Materials Technology Co. Ltd., Class A	520	4,621
Yonyou Network Technology Co. Ltd., Class A	2,697	7,533
Youngor Group Co. Ltd., Class A	7,500	7,239
Youngy Co. Ltd., Class A*	300	2,593
YTO Express Group Co. Ltd., Class A	2,500	5,406
Yum China Holdings, Inc.	5,688	321,144
Yunda Holding Co. Ltd., Class A	3,160	5,062
Yunnan Aluminium Co. Ltd., Class A	3,800	6,460
Yunnan Baiyao Group Co. Ltd., Class A	1,400	10,593
Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	200	2,591
Yunnan Energy New Material Co. Ltd., Class A*	760	9,709
Yunnan Yuntianhua Co. Ltd., Class A	1,500	3,511
Zai Lab Ltd.* (a)	12,000	39,615
Zangge Mining Co. Ltd., Class A	1,300	4,197
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	500	21,371
Zhaojin Mining Industry Co. Ltd., Class H*	13,459	19,113
Zhejiang Century Huatong Group Co. Ltd., Class A*	8,280	7,236
Zhejiang Chint Electrics Co. Ltd., Class A	2,300	8,451
Zhejiang Dahua Technology Co. Ltd., Class A	932	2,598
Zhejiang Expressway Co. Ltd., Class H	21,098	15,627
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	2,000	5,185
Zhejiang Huayou Cobalt Co. Ltd., Class A	1,627	10,573
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	1,100	10,657

See Notes to Financial Statements.	55

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
China (Continued)
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	1,000	$4,093
Zhejiang Juhua Co. Ltd., Class A	2,100	3,880
Zhejiang NHU Co. Ltd., Class A*	1,483	3,146
Zhejiang Supcon Technology Co. Ltd., Class A	402	5,842
Zhejiang Supor Co. Ltd., Class A	68	427
Zhejiang Weiming Environment Protection Co. Ltd., Class A	1,500	3,817
Zhejiang Weixing New Building Materials Co. Ltd., Class A	1,900	5,155
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	700	3,750
Zhejiang Zheneng Electric Power Co. Ltd., Class A*	13,100	9,571
Zheshang Securities Co. Ltd., Class A	2,100	2,951
ZhongAn Online P&C Insurance Co. Ltd., Class H, 144A*	10,403	29,294
Zhongji Innolight Co. Ltd., Class A*	700	10,573
Zhongjin Gold Corp. Ltd., Class A	3,700	5,838
Zhongsheng Group Holdings Ltd.	8,019	29,596
Zhongtai Securities Co. Ltd., Class A	4,000	3,827
Zhuzhou CRRC Times Electric Co. Ltd.	7,223	30,394
Zhuzhou CRRC Times Electric Co. Ltd., Class A	771	4,957
Zhuzhou Kibing Group Co. Ltd., Class A*	1,800	2,043
Zijin Mining Group Co. Ltd., Class A	16,600	24,933
Zijin Mining Group Co. Ltd., Class H	77,714	105,399
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	6,976	6,204
ZTE Corp., Class A	3,200	15,817
ZTE Corp., Class H	11,485	35,274
ZTO Express Cayman, Inc., ADR	5,653	142,682

(Cost $25,355,090)		23,603,967

Colombia — 0.1%
Bancolombia SA	3,936	24,589
Interconexion Electrica SA ESP	6,175	24,422

(Cost $61,807)		49,011

Cyprus — 0.0%
Polymetal International PLC* (b)	4,894	0
TCS Group Holding PLC, GDR* (b)	1,702	0

(Cost $173,897)		0

Czech Republic — 0.2%
CEZ AS	2,125	95,600
Komercni Banka AS	1,123	33,470
Moneta Money Bank AS, 144A	5,303	18,923

(Cost $99,587)		147,993

Egypt — 0.1%
Commercial International Bank Egypt SAE	33,883	57,349
Eastern Co. SAE	17,485	10,791
Egyptian Financial Group-Hermes Holding Co.*	13,302	8,153

	Number of Shares	Value
Egypt (Continued)
Fawry for Banking & Payment Technology Services SAE*	6,535	$1,206

(Cost $90,442)		77,499

Greece — 0.4%
Alpha Services and Holdings SA*	30,350	44,947
Eurobank Ergasias Services and Holdings SA*	34,242	53,438
Hellenic Telecommunications Organization SA	2,770	42,400
JUMBO SA	1,483	34,398
Motor Oil Hellas Corinth Refineries SA	843	21,734
Mytilineos SA	1,419	44,714
National Bank of Greece SA*	7,718	47,849
OPAP SA	2,796	47,759
Public Power Corp. SA*	2,587	27,390
Terna Energy SA	810	17,437

(Cost $281,954)		382,066

Hong Kong — 1.8%
Alibaba Health Information Technology Ltd.*	65,217	38,645
Beijing Enterprises Holdings Ltd.	8,171	31,566
Beijing Enterprises Water Group Ltd.	49,069	12,032
Bosideng International Holdings Ltd.	40,915	16,982
C&D International Investment Group Ltd.*	8,504	21,373
China Everbright Environment Group Ltd.	46,457	18,155
China Gas Holdings Ltd.	42,300	47,970
China Jinmao Holdings Group Ltd.	85,312	12,202
China Medical System Holdings Ltd.	18,965	26,642
China Mengniu Dairy Co. Ltd.*	42,408	164,640
China Merchants Port Holdings Co. Ltd.	19,294	27,991
China Overseas Land & Investment Ltd.	52,925	107,331
China Overseas Property Holdings Ltd.	18,814	17,251
China Power International Development Ltd.	71,798	27,324
China Resources Beer Holdings Co. Ltd.	22,019	138,911
China Resources Cement Holdings Ltd.	34,265	12,471
China Resources Gas Group Ltd.	12,361	40,648
China Resources Land Ltd.	43,903	164,276
China Resources Power Holdings Co. Ltd.	26,610	61,441
China Ruyi Holdings Ltd.* (a)	62,792	14,033
China State Construction International Holdings Ltd.	26,516	29,968
China Taiping Insurance Holdings Co. Ltd.	21,417	22,318
China Traditional Chinese Medicine Holdings Co. Ltd.	41,519	19,989
Chow Tai Fook Jewellery Group Ltd. (a)	26,715	47,286
COSCO SHIPPING Ports Ltd.	27,086	17,053
Far East Horizon Ltd. (a)	21,048	17,633
GCL Technology Holdings Ltd.* (a)	278,189	60,395
Geely Automobile Holdings Ltd.	83,133	96,718
Guangdong Investment Ltd.	41,419	35,281
Kingboard Holdings Ltd.	9,057	24,405
Kingboard Laminates Holdings Ltd.	14,186	12,971
Kunlun Energy Co. Ltd.*	50,575	40,303

See Notes to Financial Statements.	56

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Hong Kong (Continued)
Nine Dragons Paper Holdings Ltd. (a)	16,156	$8,954
Orient Overseas International Ltd. (a)	1,812	22,088
Shenzhen International Holdings Ltd.	16,004	12,692
Shimao Group Holdings Ltd.* (b)	18,475	0
Sino Biopharmaceutical Ltd.	136,085	64,823
Vinda International Holdings Ltd.	5,643	13,577
Want Want China Holdings Ltd.	61,725	41,305
Yuexiu Property Co. Ltd. (a)	21,842	23,654

(Cost $1,785,811)		1,613,297

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	5,606	45,606
OTP Bank Nyrt	2,944	91,681
Richter Gedeon Nyrt	1,950	49,082

(Cost $153,115)		186,369

India — 14.3%
ABB India Ltd.	687	34,261
ACC Ltd.*	800	17,185
Adani Enterprises Ltd.	2,289	68,985
Adani Green Energy Ltd.*	4,192	49,540
Adani Ports & Special Economic Zone Ltd.	7,499	66,971
Adani Power Ltd.*	10,412	31,419
Ambuja Cements Ltd.*	8,324	42,620
Apollo Hospitals Enterprise Ltd.	1,417	79,163
Asian Paints Ltd.	5,233	201,962
AU Small Finance Bank Ltd., 144A	1,978	18,575
Aurobindo Pharma Ltd.	4,008	31,906
Avenue Supermarts Ltd., 144A*	2,151	90,251
Axis Bank Ltd.	30,791	340,487
Bajaj Auto Ltd.	823	45,433
Bajaj Finance Ltd.	3,704	312,943
Bajaj Finserv Ltd.	5,201	91,221
Bajaj Holdings & Investment Ltd.	388	34,071
Balkrishna Industries Ltd.	1,194	32,816
Bandhan Bank Ltd., 144A*	8,893	28,808
Bank of Baroda	13,872	31,020
Berger Paints India Ltd.	3,075	24,176
Bharat Electronics Ltd.	48,406	65,618
Bharat Forge Ltd.	3,470	33,189
Bharat Petroleum Corp. Ltd.	9,246	40,624
Bharti Airtel Ltd.	30,313	311,404
Britannia Industries Ltd.	1,456	81,960
CG Power & Industrial Solutions Ltd.	8,706	41,340
Cholamandalam Investment and Finance Co. Ltd.	5,355	68,022
Cipla Ltd.	6,376	73,450
Coal India Ltd.	21,354	62,269
Colgate-Palmolive India Ltd.	1,863	35,837
Container Corp. Of India Ltd.	3,859	31,296
Dabur India Ltd.	8,282	55,599
Divi’s Laboratories Ltd.	1,589	66,140
DLF Ltd.	8,877	50,956
Dr. Reddy’s Laboratories Ltd.	1,506	81,934
Eicher Motors Ltd.	1,928	85,572
GAIL India Ltd.	32,547	41,229

	Number of Shares	Value
India (Continued)
Godrej Consumer Products Ltd.*	5,681	$72,674
Godrej Properties Ltd.*	1,957	32,887
Grasim Industries Ltd.	3,499	72,675
Havells India Ltd.	3,331	52,661
HCL Technologies Ltd.	13,011	180,086
HDFC Life Insurance Co. Ltd., 144A*	13,236	94,768
Hero MotoCorp Ltd.	1,572	52,441
Hindalco Industries Ltd.	15,931	78,161
Hindustan Aeronautics Ltd.	1,113	41,934
Hindustan Petroleum Corp. Ltd.	8,217	25,913
Hindustan Unilever Ltd.	11,262	363,124
Housing Development Finance Corp. Ltd.	23,535	751,123
ICICI Bank Ltd.	69,802	800,810
ICICI Lombard General Insurance Co. Ltd., 144A	2,946	42,093
ICICI Prudential Life Insurance Co. Ltd., 144A	4,785	26,952
Indian Hotels Co. Ltd.	10,878	51,240
Indian Oil Corp. Ltd.	42,523	46,259
Indian Railway Catering & Tourism Corp. Ltd.	2,417	18,975
Indraprastha Gas Ltd.	4,455	25,880
Info Edge India Ltd.	1,037	51,064
Infosys Ltd.	44,877	715,097
InterGlobe Aviation Ltd., 144A*	1,908	54,716
ITC Ltd.	41,065	221,129
Jindal Steel & Power Ltd.	5,332	33,336
JSW Steel Ltd.	7,833	65,925
Jubilant Foodworks Ltd.	5,877	34,332
Kotak Mahindra Bank Ltd.	14,681	357,452
Larsen & Toubro Ltd.	9,256	246,767
LTIMindtree Ltd., 144A	1,188	71,775
Lupin Ltd.	3,109	30,233
Mahindra & Mahindra Ltd.	12,677	202,110
Marico Ltd.	6,831	44,839
Maruti Suzuki India Ltd.	1,845	208,909
Max Healthcare Institute Ltd.*	10,584	70,292
Mphasis Ltd.	1,258	29,603
MRF Ltd.	27	31,726
Muthoot Finance Ltd.	1,737	23,421
Nestle India Ltd.	443	116,052
NTPC Ltd.	56,754	119,261
Oil & Natural Gas Corp. Ltd.	39,479	73,917
Page Industries Ltd.	92	43,120
Petronet LNG Ltd.	11,532	31,481
PI Industries Ltd.	1,092	47,739
Pidilite Industries Ltd.	2,129	67,110
Power Grid Corp. of India Ltd.	43,728	123,602
Reliance Industries Ltd.	40,901	1,221,069
Samvardhana Motherson International Ltd.	24,697	23,598
SBI Cards & Payment Services Ltd.	3,140	34,802
SBI Life Insurance Co. Ltd., 144A	5,885	87,850
Shree Cement Ltd.	119	36,197
Shriram Finance Ltd.	2,870	48,558
Siemens Ltd.	1,018	43,702
Sona Blw Precision Forgings Ltd., 144A	5,785	37,868

See Notes to Financial Statements.	57

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
India (Continued)
SRF Ltd.	2,004	$61,035
State Bank of India	24,649	172,760
Sun Pharmaceutical Industries Ltd.	12,594	148,474
Tata Consultancy Services Ltd.	12,335	490,452
Tata Consumer Products Ltd.	7,881	76,079
Tata Elxsi Ltd.	485	43,507
Tata Motors Ltd.*	22,810	145,106
Tata Power Co. Ltd.	20,561	53,073
Tata Steel Ltd.	98,815	126,368
Tech Mahindra Ltd.	7,252	97,785
Titan Co. Ltd.	4,903	167,316
Torrent Pharmaceuticals Ltd.	1,579	35,038
Trent Ltd.	2,666	50,285
Tube Investments of India Ltd.	1,440	49,831
TVS Motor Co. Ltd.	2,990	47,084
UltraTech Cement Ltd.	1,539	146,401
United Spirits Ltd.*	4,273	45,632
UPL Ltd.	6,799	56,302
Varun Beverages Ltd.	3,023	61,915
Vedanta Ltd.	10,028	33,733
Wipro Ltd.	18,953	92,472
Yes Bank Ltd.*	176,395	34,540
Zomato Ltd.*	60,281	50,312

(Cost $9,292,284)		12,665,060

Indonesia — 2.1%
Aneka Tambang Tbk	115,155	14,558
GoTo Gojek Tokopedia Tbk PT*	11,407,769	111,871
PT Adaro Energy Indonesia Tbk	200,306	27,260
PT Astra International Tbk	270,606	116,438
PT Bank Central Asia Tbk	752,259	454,166
PT Bank Mandiri Persero Tbk	503,774	169,717
PT Bank Negara Indonesia Persero Tbk	106,841	64,504
PT Bank Rakyat Indonesia Persero Tbk	913,649	339,799
PT Barito Pacific Tbk*	429,761	21,789
PT Charoen Pokphand Indonesia Tbk	104,446	34,490
PT Indah Kiat Pulp & Paper Tbk	36,440	16,774
PT Indofood CBP Sukses Makmur Tbk	33,200	25,913
PT Indofood Sukses Makmur Tbk	38,954	18,451
PT Kalbe Farma Tbk	249,016	33,723
PT Merdeka Copper Gold Tbk*	160,702	32,162
PT Sarana Menara Nusantara Tbk	305,741	20,192
PT Semen Indonesia Persero Tbk	49,425	19,124
PT Sumber Alfaria Trijaya Tbk	223,853	39,424
PT Telkom Indonesia Persero Tbk	679,688	183,185
PT Unilever Indonesia Tbk	105,841	31,985
PT United Tractors Tbk	23,838	35,343
PT Vale Indonesia Tbk	32,281	13,567

(Cost $1,496,128)		1,824,435

Ireland — 0.5%
PDD Holdings, Inc., ADR* (Cost $493,649)	6,851	447,507

Kuwait — 0.8%
Agility Public Warehousing Co. KSC	19,473	38,686
Boubyan Bank KSCP	19,881	38,786
Gulf Bank KSCP	20,479	17,047

	Number of Shares	Value
Kuwait (Continued)
Kuwait Finance House KSCP	111,147	$255,506
Mabanee Co KPSC	8,493	20,463
Mobile Telecommunications Co. KSCP	23,417	39,593
National Bank of Kuwait SAKP	98,747	295,390

(Cost $593,998)		705,471

Luxembourg — 0.0%
Reinet Investments SCA
(Cost $36,502)	1,932	38,211

Malaysia — 1.4%
AMMB Holdings Bhd	25,746	20,304
Axiata Group Bhd	40,099	24,152
Celcomdigi Bhd	43,560	42,187
CIMB Group Holdings Bhd	81,835	85,461
Dialog Group Bhd	47,536	22,246
Gamuda Bhd	23,562	22,666
Genting Bhd	31,267	28,452
Genting Malaysia Bhd	34,645	18,841
Hong Leong Bank Bhd	9,941	41,698
Hong Leong Financial Group Bhd	2,700	10,132
IHH Healthcare Bhd	25,135	31,422
Inari Amertron Bhd	38,500	21,020
IOI Corp. Bhd	38,694	30,935
Kuala Lumpur Kepong Bhd	6,020	27,234
Malayan Banking Bhd	68,718	128,786
Malaysia Airports Holdings Bhd	9,963	14,916
Maxis Bhd	37,096	33,033
MISC Bhd	19,500	30,842
MR DIY Group M Bhd, 144A	29,100	9,899
Nestle Malaysia Bhd	883	25,636
Petronas Chemicals Group Bhd	37,024	52,622
Petronas Dagangan Bhd	3,504	16,034
Petronas Gas Bhd	11,990	43,487
PPB Group Bhd	9,962	35,095
Press Metal Aluminium Holdings Bhd	50,150	50,090
Public Bank Bhd	196,110	161,885
QL Resources Bhd	17,100	20,562
RHB Bank Bhd	21,344	24,741
Sime Darby Bhd	34,123	15,304
Sime Darby Plantation Bhd	29,323	26,810
Telekom Malaysia Bhd	16,645	18,392
Tenaga Nasional Bhd	36,705	75,629
Top Glove Corp. Bhd*	77,500	19,142

(Cost $1,423,680)		1,229,655

Mexico — 2.7%
Alfa SAB de CV, Class A	42,224	25,851
America Movil SAB de CV, Series B	427,200	455,963
Arca Continental SAB de CV	6,331	64,004
Banco del Bajio SA, 144A	10,588	33,166
Cemex SAB de CV, Series CPO*	199,970	120,283
Coca-Cola Femsa SAB de CV	6,925	56,879
Controladora AXTEL SAB de CV*	42,224	652
Fibra Uno Administracion SA de CV REIT	41,243	59,875
Fomento Economico Mexicano SAB de CV	26,139	263,208
Gruma SAB de CV, Class B	2,675	41,115

See Notes to Financial Statements.	58

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Mexico (Continued)
Grupo Aeroportuario del Pacifico SAB de CV, Class B	5,024	$88,889
Grupo Aeroportuario del Sureste SAB de CV, Class B	2,655	74,362
Grupo Bimbo SAB de CV, Series A	18,161	97,083
Grupo Carso SAB de CV, Series A1	6,547	38,947
Grupo Financiero Banorte SAB de CV, Class O	35,244	282,506
Grupo Financiero Inbursa SAB de CV, Class O*	30,046	66,737
Grupo Mexico SAB de CV, Series B	42,789	189,913
Grupo Televisa SAB, Series CPO	33,101	31,699
Industrias Penoles SAB de CV*	2,665	40,780
Kimberly-Clark de Mexico SAB de CV, Class A	18,869	38,380
Operadora De Sites Mexicanos SAB de CV, Class A-1	18,765	16,549
Orbia Advance Corp. SAB de CV	11,671	24,228
Promotora y Operadora de Infraestructura SAB de CV	3,339	32,241
Wal-Mart de Mexico SAB de CV	71,382	271,259

(Cost $2,223,003)		2,414,569

Netherlands — 0.0%
NEPI Rockcastle NV
(Cost $84,043)	6,616	37,793

Peru — 0.2%
Cia de Minas Buenaventura SAA, ADR	3,137	21,363
Credicorp Ltd.	950	122,978

(Cost $191,453)		144,341

Philippines — 0.7%
Aboitiz Equity Ventures, Inc.	25,450	24,698
ACEN Corp.*	10,578	1,104
Ayala Corp.	3,904	45,880
Ayala Land, Inc.	93,224	43,657
Bank of the Philippine Islands	28,228	50,238
BDO Unibank, Inc.	32,550	78,825
International Container Terminal Services, Inc.	13,721	47,642
JG Summit Holdings, Inc.	40,134	34,303
Jollibee Foods Corp.	6,853	28,749
Manila Electric Co.	3,560	20,729
Metropolitan Bank & Trust Co.	15,512	15,910
PLDT, Inc.	1,206	25,769
SM Investments Corp.	3,263	53,977
SM Prime Holdings, Inc.	123,091	71,672
Universal Robina Corp.	12,494	31,279

(Cost $668,872)		574,432

Poland — 0.7%
Allegro.eu SA, 144A*	4,763	39,946
Bank Polska Kasa Opieki SA	2,657	60,390
CD Projekt SA	953	27,272
Cyfrowy Polsat SA	4,268	15,565
Dino Polska SA, 144A*	665	65,335
KGHM Polska Miedz SA	1,893	46,753

	Number of Shares	Value
Poland (Continued)
LPP SA*	15	$42,501
mBank SA*	179	14,911
PGE Polska Grupa Energetyczna SA*	11,699	18,552
Polski Koncern Naftowy ORLEN SA	7,505	106,660
Powszechna Kasa Oszczednosci Bank Polski SA	12,013	90,994
Powszechny Zaklad Ubezpieczen SA	8,497	77,402
Santander Bank Polska SA*	458	36,400

(Cost $794,963)		642,681

Qatar — 0.9%
Barwa Real Estate Co.	30,415	21,449
Commercial Bank PSQC	44,292	68,142
Dukhan Bank	20,564	22,118
Industries Qatar QSC	20,900	68,786
Masraf Al Rayan QSC	77,316	54,164
Mesaieed Petrochemical Holding Co.	64,544	34,914
Ooredoo QPSC	8,328	24,275
Qatar Electricity & Water Co. QSC	5,674	26,655
Qatar Fuel QSC	8,554	37,271
Qatar Gas Transport Co. Ltd.	32,116	34,851
Qatar International Islamic Bank QSC	14,554	39,943
Qatar Islamic Bank SAQ	23,323	112,258
Qatar National Bank QPSC	62,638	275,504

(Cost $777,562)		820,330

Russia — 0.0%
Alrosa PJSC* (b)	34,709	0
Gazprom PJSC* (b)	164,723	0
Inter RAO UES PJSC* (b)	490,959	0
LUKOIL PJSC* (b)	5,651	0
Magnit PJSC, GDR* (b)	4	0
Magnit PJSC* (b)	933	0
MMC Norilsk Nickel PJSC* (b)	883	0
Mobile TeleSystems PJSC, ADR* (b)	6,594	0
Moscow Exchange MICEX-RTS PJSC* (b)	20,735	0
Novatek PJSC* (b)	12,810	0
Novolipetsk Steel PJSC* (b)	21,183	0
Ozon Holdings PLC, ADR* (b)	700	0
PhosAgro PJSC* (b)	713	0
PhosAgro PJSC, GDR* (b)	13	0
Polyus PJSC* (b)	476	0
Rosneft Oil Co. PJSC* (b)	14,582	0
Sberbank of Russia PJSC* (b)	146,997	0
Severstal PAO* (b)	707	0
Severstal PAO, GDR* (b)	2,248	0
Surgutneftegas PJSC* (b)	68,300	0
Surgutneftegas PJSC, ADR* (b)	2,000	0
Tatneft PJSC* (b)	17,973	0
United Co. RUSAL International PJSC* (b)	39,327	0
VK Co. Ltd., GDR* (b)	1,691	0
VTB Bank PJSC* (b)	48,782,071	0
X5 Retail Group NV, GDR* (b)	1,749	0
Yandex NV, Class A* (b)	4,277	0

(Cost $2,809,837)		0

See Notes to Financial Statements.	59

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Saudi Arabia — 4.2%
ACWA Power Co.	1,050	$41,767
Advanced Petrochemical Co.	1,387	16,160
Al Rajhi Bank	26,657	502,466
Alinma Bank	13,333	116,061
Almarai Co. JSC	3,652	53,259
Arab National Bank	8,123	55,116
Arabian Internet & Communications Services Co.	332	26,023
Bank AlBilad	6,678	66,232
Bank Al-Jazira	6,260	29,274
Banque Saudi Fransi	8,310	88,178
Bupa Arabia for Cooperative Insurance Co.	984	44,074
Dallah Healthcare Co.	452	19,691
Dar Al Arkan Real Estate Development Co.*	8,204	33,684
Dr Sulaiman Al Habib Medical Services Group Co.	1,192	84,852
Elm Co.	328	39,247
Emaar Economic City*	6,696	17,602
Etihad Etisalat Co.*	5,217	59,809
Jarir Marketing Co.	8,820	41,386
Mobile Telecommunications Co. Saudi Arabia*	6,440	23,660
Mouwasat Medical Services Co.	704	42,231
Nahdi Medical Co.	542	24,594
National Industrialization Co.*	4,370	17,103
Rabigh Refining & Petrochemical Co.*	5,886	17,262
Riyad Bank	19,754	172,481
SABIC Agri-Nutrients Co.	3,034	101,112
Sahara International Petrochemical Co.	4,977	47,238
Saudi Arabian Mining Co.*	11,790	195,201
Saudi Arabian Oil Co., 144A	36,268	304,586
Saudi Aramco Base Oil Co.	650	23,222
Saudi Basic Industries Corp.	12,250	288,059
Saudi British Bank	12,853	126,789
Saudi Electricity Co.	11,795	67,925
Saudi Industrial Investment Group	5,410	35,569
Saudi Investment Bank	6,671	29,915
Saudi Kayan Petrochemical Co.*	9,856	33,530
Saudi National Bank	40,041	393,919
Saudi Research & Media Group*	482	24,159
Saudi Tadawul Group Holding Co.	697	29,769
Saudi Telecom Co.	26,213	302,259
Savola Group	3,688	35,299
Yanbu National Petrochemical Co.	3,192	36,126

(Cost $3,079,100)		3,706,889

Singapore — 0.0%
BOC Aviation Ltd., 144A	2,752	20,226
JOYY, Inc., ADR	582	14,433

(Cost $54,219)		34,659

South Africa — 2.9%
Absa Group Ltd.	11,604	90,525
African Rainbow Minerals Ltd.	1,428	14,936
Anglo American Platinum Ltd.	765	44,062

	Number of Shares	Value
South Africa (Continued)
AngloGold Ashanti Ltd.	5,883	$144,071
Aspen Pharmacare Holdings Ltd.	5,257	45,732
Bid Corp. Ltd.	4,455	94,892
Bidvest Group Ltd.	4,100	49,449
Capitec Bank Holdings Ltd. (a)	1,192	81,608
Clicks Group Ltd.	3,629	43,157
Discovery Ltd.*	6,892	46,286
Exxaro Resources Ltd.	3,238	26,303
FirstRand Ltd.	68,858	210,463
Foschini Group Ltd.	4,849	20,612
Gold Fields Ltd.	12,364	189,046
Growthpoint Properties Ltd. REIT	39,383	23,348
Harmony Gold Mining Co. Ltd.	8,266	39,241
Impala Platinum Holdings Ltd.	11,462	92,062
Kumba Iron Ore Ltd.	923	20,294
Mr Price Group Ltd.	3,663	23,048
MTN Group Ltd.	21,703	134,244
MultiChoice Group	5,563	27,670
Naspers Ltd., Class N	2,654	400,661
Nedbank Group Ltd.	6,216	65,622
Northam Platinum Holdings Ltd.*	4,518	37,191
Old Mutual Ltd.	66,255	35,851
OUTsurance Group Ltd.	12,077	19,384
Pepkor Holdings Ltd., 144A	24,131	17,267
Remgro Ltd.	7,006	46,622
Sanlam Ltd.	24,245	63,813
Sasol Ltd.	7,687	90,059
Shoprite Holdings Ltd.	6,776	67,077
Sibanye Stillwater Ltd.	37,528	66,630
Standard Bank Group Ltd.	18,368	141,159
Vodacom Group Ltd.	8,967	50,190
Woolworths Holdings Ltd.	13,831	41,734

(Cost $3,706,524)		2,604,309

South Korea — 11.8%
Amorepacific Corp.	393	30,943
BGF retail Co. Ltd.	104	14,919
Celltrion Healthcare Co. Ltd.	1,445	80,565
Celltrion Pharm, Inc.*	254	16,305
Celltrion, Inc.	1,473	190,111
CJ CheilJedang Corp.	118	27,561
CJ Corp.	217	14,486
CosmoAM&T Co. Ltd.*	315	42,411
Coway Co. Ltd.	788	28,587
DB Insurance Co. Ltd.	564	31,445
Doosan Bobcat, Inc.	776	31,280
Doosan Enerbility Co. Ltd.*	5,882	71,262
Ecopro BM Co. Ltd.	690	129,448
E-MART, Inc.	262	16,641
F&F Co. Ltd. / New	244	23,789
GS Holdings Corp.	657	19,058
Hana Financial Group, Inc.	3,934	122,859
Hankook Tire & Technology Co. Ltd.	1,138	29,581
Hanmi Pharm. Co. Ltd.	94	20,716
Hanon Systems	2,266	16,014
Hanwha Aerospace Co. Ltd.	472	37,732
Hanwha Solutions Corp.*	1,465	49,394

See Notes to Financial Statements.	60

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
South Korea (Continued)
HD Hyundai Co. Ltd.	670	$28,824
HD Hyundai Heavy Industries Co. Ltd.*	229	20,032
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.*	622	45,083
HLB, Inc.*	1,451	40,450
HMM Co. Ltd.	2,994	40,040
Hotel Shilla Co. Ltd.	459	26,698
HYBE Co. Ltd.*	278	57,391
Hyundai Engineering & Construction Co. Ltd.	1,167	33,676
Hyundai Glovis Co. Ltd.	277	35,271
Hyundai Mipo Dockyard Co. Ltd.*	314	17,649
Hyundai Mobis Co. Ltd.	833	139,958
Hyundai Motor Co.	1,774	267,320
Hyundai Steel Co.	1,344	33,011
Industrial Bank of Korea	3,132	24,093
Kakao Corp.	4,236	179,366
Kakao Games Corp.*	402	11,767
KakaoBank Corp.	2,032	40,112
Kakaopay Corp.*	338	15,305
Kangwon Land, Inc.	1,174	16,125
KB Financial Group, Inc.	5,258	190,156
Kia Corp.	3,571	231,116
Korea Aerospace Industries Ltd.	1,103	42,799
Korea Electric Power Corp.*	3,473	49,926
Korea Investment Holdings Co. Ltd.	603	25,169
Korea Zinc Co. Ltd.	95	34,393
Korean Air Lines Co. Ltd.	2,512	41,827
Krafton, Inc.*	394	56,135
KT Corp.	541	12,860
KT&G Corp.	1,457	91,773
Kumho Petrochemical Co. Ltd.	279	26,676
L&F Co. Ltd.	344	69,979
LG Chem Ltd.	659	344,085
LG Corp.	1,307	84,688
LG Display Co. Ltd.*	3,252	38,517
LG Electronics, Inc.	1,488	137,673
LG Energy Solution Ltd.*	470	212,115
LG H&H Co. Ltd.	121	48,044
LG Innotek Co. Ltd.	198	45,798
LG Uplus Corp.	2,880	24,390
Lotte Chemical Corp.	276	34,707
Lotte Energy Materials Corp.	308	13,297
Meritz Financial Group, Inc.*	1,382	46,804
Mirae Asset Securities Co. Ltd.	3,397	18,684
NAVER Corp.	1,790	269,056
NCSoft Corp.	191	46,194
Netmarble Corp., 144A*	332	13,983
NH Investment & Securities Co. Ltd.	1,668	12,555
Orion Corp.	358	34,849
Pan Ocean Co. Ltd.	3,856	13,684
Pearl Abyss Corp.*	439	16,505
POSCO Future M Co. Ltd.	421	111,019
POSCO Holdings, Inc.	988	267,983
Posco International Corp.	671	15,217
Samsung Biologics Co. Ltd., 144A*	249	147,083
Samsung C&T Corp.	1,164	96,996

	Number of Shares	Value
South Korea (Continued)
Samsung Electro-Mechanics Co. Ltd.	732	$81,349
Samsung Electronics Co. Ltd.	64,430	3,466,040
Samsung Engineering Co. Ltd.*	2,058	43,881
Samsung Fire & Marine Insurance Co. Ltd.	421	71,528
Samsung Heavy Industries Co. Ltd.*	8,790	40,531
Samsung Life Insurance Co. Ltd.	1,114	55,648
Samsung SDI Co. Ltd.	740	400,316
Samsung SDS Co. Ltd.	486	45,515
Samsung Securities Co. Ltd.	816	22,594
Shinhan Financial Group Co. Ltd.	5,594	147,726
SK Biopharmaceuticals Co. Ltd.*	460	25,474
SK Bioscience Co. Ltd.*	337	21,049
SK Hynix, Inc.	7,368	602,874
SK IE Technology Co. Ltd., 144A*	352	23,498
SK Innovation Co. Ltd.*	787	112,128
SK Square Co. Ltd.*	1,344	46,732
SK, Inc.	472	59,673
SKC Co. Ltd.	275	19,663
S-Oil Corp.	610	33,183
Woori Financial Group, Inc.	7,309	65,972
Yuhan Corp.	534	23,858

(Cost $6,954,047)		10,493,245

Taiwan — 15.7%
Accton Technology Corp.	6,879	79,026
Acer, Inc.	41,385	41,550
Advantech Co. Ltd.	6,008	79,579
Airtac International Group	1,891	61,049
ASE Technology Holding Co. Ltd.	41,461	150,448
Asia Cement Corp.	33,169	47,442
Asustek Computer, Inc.	9,911	98,376
AUO Corp.	86,953	49,805
Catcher Technology Co. Ltd.	7,842	47,342
Cathay Financial Holding Co. Ltd.	126,744	182,727
Chailease Holding Co. Ltd.	19,466	128,285
Chang Hwa Commercial Bank Ltd.	71,366	41,806
Cheng Shin Rubber Industry Co. Ltd.	27,323	34,679
China Airlines Ltd.	41,386	29,901
China Development Financial Holding Corp.	199,815	82,586
China Steel Corp.	158,256	149,359
Chunghwa Telecom Co. Ltd.	51,511	211,224
Compal Electronics, Inc.	48,838	44,265
CTBC Financial Holding Co. Ltd.	235,415	186,171
Delta Electronics, Inc.	26,474	272,688
E Ink Holdings, Inc.	10,980	73,968
E.Sun Financial Holding Co. Ltd.	176,343	148,638
Eclat Textile Co. Ltd.	2,563	39,120
eMemory Technology, Inc.	855	51,198
Eva Airways Corp.	39,537	43,683
Evergreen Marine Corp. Taiwan Ltd.	13,900	69,212
Far Eastern New Century Corp.	42,295	44,459
Far EasTone Telecommunications Co. Ltd.	23,253	58,043
Feng TAY Enterprise Co. Ltd.	6,119	38,035
First Financial Holding Co. Ltd.	146,637	134,098

See Notes to Financial Statements.	61

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Taiwan (Continued)
Formosa Chemicals & Fibre Corp.	48,926	$108,910
Formosa Petrochemical Corp.	15,086	42,321
Formosa Plastics Corp.	50,315	154,085
Fubon Financial Holding Co. Ltd.	99,370	196,622
Giant Manufacturing Co. Ltd.	4,830	32,381
Global Unichip Corp.	1,209	58,822
Globalwafers Co. Ltd.	2,872	47,107
Hon Hai Precision Industry Co. Ltd.	166,662	577,642
Hotai Motor Co. Ltd.	3,859	101,098
Hua Nan Financial Holdings Co. Ltd.	125,809	91,099
Innolux Corp.	124,245	56,204
Inventec Corp.	37,024	44,401
Largan Precision Co. Ltd.	1,395	102,829
Lite-On Technology Corp.	28,746	83,261
MediaTek, Inc.	20,516	506,766
Mega Financial Holding Co. Ltd.	150,454	175,291
Micro-Star International Co. Ltd.	9,607	51,900
momo.com, Inc.	987	22,453
Nan Ya Plastics Corp.	63,693	161,059
Nan Ya Printed Circuit Board Corp.	3,074	30,312
Nanya Technology Corp.	18,138	43,386
Nien Made Enterprise Co. Ltd.	2,332	26,752
Novatek Microelectronics Corp.	7,761	107,471
Pegatron Corp.	27,620	67,685
PharmaEssentia Corp.*	2,754	31,369
Pou Chen Corp.	27,819	28,654
Powerchip Semiconductor Manufacturing Corp.	42,425	42,663
President Chain Store Corp.	7,920	72,041
Quanta Computer, Inc.	36,760	139,372
Realtek Semiconductor Corp.	6,271	77,960
Ruentex Development Co. Ltd.	24,873	28,251
Shanghai Commercial & Savings Bank Ltd.	54,195	79,632
Shin Kong Financial Holding Co. Ltd.	197,560	55,422
SinoPac Financial Holdings Co. Ltd.	132,880	74,813
Synnex Technology International Corp.	18,316	38,089
Taishin Financial Holding Co. Ltd.	152,298	90,950
Taiwan Business Bank	83,128	38,145
Taiwan Cement Corp.	85,193	105,079
Taiwan Cooperative Financial Holding Co. Ltd.	128,722	117,087
Taiwan High Speed Rail Corp.	29,145	30,874
Taiwan Mobile Co. Ltd.	24,449	82,352
Taiwan Semiconductor Manufacturing Co. Ltd.	333,182	6,050,461
Unimicron Technology Corp.	17,423	102,346
Uni-President Enterprises Corp.	64,803	156,696
United Microelectronics Corp.*	150,866	254,328
Vanguard International Semiconductor Corp.	13,077	39,536
Voltronic Power Technology Corp.	884	55,812
Walsin Lihwa Corp.	34,212	51,439
Wan Hai Lines Ltd.	9,733	18,372
Win Semiconductors Corp.	4,639	24,080
Winbond Electronics Corp.	37,736	32,728
Wistron Corp.	35,579	77,231

	Number of Shares	Value
Taiwan (Continued)
Wiwynn Corp.	1,207	$45,566
WPG Holdings Ltd.	20,819	36,045
Yageo Corp.	4,495	74,313
Yang Ming Marine Transport Corp.	23,921	47,332
Yuanta Financial Holding Co. Ltd.	135,202	104,941
Zhen Ding Technology Holding Ltd.	9,482	35,796

(Cost $6,932,111)		13,948,394

Thailand — 2.0%
Advanced Info Service PCL, NVDR	13,973	84,721
Airports of Thailand PCL, NVDR*	55,100	112,021
Asset World Corp. PCL, NVDR	119,500	16,895
B Grimm Power PCL, NVDR	10,400	11,207
Bangkok Dusit Medical Services PCL, NVDR	143,100	116,166
Bangkok Expressway & Metro PCL, NVDR	103,900	24,034
Banpu PCL, NVDR	99,900	23,683
Berli Jucker PCL, NVDR	18,200	18,958
BTS Group Holdings PCL, NVDR	119,844	24,451
Bumrungrad Hospital PCL, NVDR	8,300	53,187
Carabao Group PCL, NVDR	4,200	8,026
Central Pattana PCL, NVDR	26,000	50,431
Central Retail Corp. PCL, NVDR	26,900	32,466
Charoen Pokphand Foods PCL, NVDR	54,569	31,518
CP ALL PCL, NVDR	80,349	147,191
Delta Electronics Thailand PCL, NVDR	43,380	123,409
Electricity Generating PCL, NVDR	3,500	14,533
Energy Absolute PCL, NVDR	24,600	45,948
Global Power Synergy PCL, NVDR	10,400	17,483
Gulf Energy Development PCL, NVDR	39,850	55,824
Home Product Center PCL, NVDR	90,700	35,967
Indorama Ventures PCL, NVDR	23,919	21,823
Intouch Holdings PCL, NVDR	13,200	28,353
Kasikornbank PCL, NVDR	7,503	27,921
Krung Thai Bank PCL, NVDR	51,806	28,285
Krungthai Card PCL, NVDR	14,900	21,836
Land & Houses PCL, NVDR	118,100	28,846
Minor International PCL, NVDR	43,547	42,233
Muangthai Capital PCL, NVDR	9,700	11,498
Osotspa PCL, NVDR	22,800	19,000
PTT Exploration & Production PCL, NVDR	19,483	78,100
PTT Global Chemical PCL, NVDR	29,400	29,780
PTT Oil & Retail Business PCL, NVDR	40,700	23,391
PTT PCL	13,400	11,552
PTT PCL, NVDR	124,980	107,741
Ratch Group PCL, NVDR	10,800	11,250
SCB X PCL, NVDR	11,198	33,304
SCG Packaging PCL, NVDR	16,600	18,723
Siam Cement PCL	4,758	43,615
Siam Cement PCL, NVDR	5,778	52,965
Siam Makro PCL, NVDR	26,000	30,259
Srisawad Corp. PCL, NVDR	10,400	16,661
Thai Oil PCL, NVDR	18,849	23,426
True Corp. PCL, NVDR.	143,472	28,241

(Cost $1,895,610)		1,786,922

See Notes to Financial Statements.	62

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Turkey — 0.6%
Akbank TAS	43,392	$33,061
Aselsan Elektronik Sanayi Ve Ticaret AS	10,200	23,364
BIM Birlesik Magazalar AS	6,420	43,652
Eregli Demir ve Celik Fabrikalari TAS*	18,797	29,949
Ford Otomotiv Sanayi AS	893	24,684
Haci Omer Sabanci Holding AS	14,489	26,970
Hektas Ticaret TAS*	15,516	20,845
KOC Holding AS	9,563	36,339
Koza Altin Isletmeleri AS	13,195	14,648
Pegasus Hava Tasimaciligi AS*	583	12,899
Sasa Polyester Sanayi AS*	14,123	36,777
Tofas Turk Otomobil Fabrikasi AS	1,547	16,002
Turk Hava Yollari AO*	7,036	48,791
Turkcell Iletisim Hizmetleri AS	15,716	25,389
Turkiye Is Bankasi AS, Class C	49,972	26,869
Turkiye Petrol Rafinerileri AS	13,246	42,797
Turkiye Sise ve Cam Fabrikalari AS	20,811	40,504
Yapi ve Kredi Bankasi AS	41,297	20,313

(Cost $650,934)		523,853

United Arab Emirates — 1.3%
Abu Dhabi Commercial Bank PJSC	41,839	91,015
Abu Dhabi Islamic Bank PJSC	19,590	53,336
Abu Dhabi National Oil Co. for Distribution PJSC	44,205	49,826
Aldar Properties PJSC	50,999	70,814
Americana Restaurants International PLC	32,657	36,810
Dubai Islamic Bank PJSC	40,570	58,100
Emaar Properties PJSC	86,480	144,802
Emirates NBD Bank PJSC	25,370	94,284
Emirates Telecommunications Group Co. PJSC	47,521	298,611
First Abu Dhabi Bank PJSC	60,213	208,199
Multiply Group PJSC*	44,864	40,431

(Cost $1,024,544)		1,146,228

United Kingdom — 0.0%
Pepco Group NV* (Cost $25,527)	2,743	25,907

United States — 0.3%
BeiGene Ltd.*	9,315	158,453
Legend Biotech Corp., ADR*	796	51,079
Southern Copper Corp.	1,197	79,924

(Cost $231,915)		289,456

TOTAL COMMON STOCKS (Cost $76,512,572)		85,772,844

PREFERRED STOCKS — 2.2%
Brazil — 1.3%
Banco Bradesco SA	71,992	220,093
Centrais Eletricas Brasileiras SA, Class B	2,927	22,732
Cia Energetica de Minas Gerais	17,867	41,205
Gerdau SA	15,687	74,117
Itau Unibanco Holding SA	66,367	344,439
Itausa SA	67,827	117,383
Petroleo Brasileiro SA	65,185	335,606

(Cost $1,028,414)		1,155,575

	Number of Shares	Value
Chile — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B
(Cost $43,498)	1,939	$124,957

Colombia — 0.0%
Bancolombia SA (Cost $46,868)	5,055	29,489

Russia — 0.0%
Surgutneftegas PJSC* (b) (Cost $55,823)	101,715	0

South Korea — 0.7%
Hyundai Motor Co.	360	28,589
Hyundai Motor Co. — 2nd Preferred	525	41,731
LG Chem Ltd.	119	32,367
Samsung Electronics Co. Ltd.	11,076	489,021

(Cost $272,307)		591,708

TOTAL PREFERRED STOCKS (Cost $1,446,909)		1,901,729

	Principal Amount
CORPORATE BONDS — 0.0%
India — 0.0%
Britannia Industries Ltd. Series N3, 5.50%, 6/3/24
(Cost $0)	INR 45,965	545

	Number of Shares
WARRANTS — 0.0%
Thailand — 0.0%
BTS Group Holdings PCL*, expires 11/7/24	11,834	31
BTS Group Holdings PCL*, expires 11/20/26	23,669	88
Srisawad Corp. PCL*, expires 8/29/25	432	35

(Cost $0)		154

TOTAL WARRANTS (Cost $0)		154

SECURITIES LENDING COLLATERAL — 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (c)(d) (Cost $179,111)	179,111	179,111

CASH EQUIVALENTS — 1.0%
DWS Government Money Market Series “Institutional Shares”, 5.04% (c) (Cost $912,728)	912,728	912,728

TOTAL INVESTMENTS — 100.0% (Cost $79,051,320)		$88,767,111
Other assets and liabilities, net — 0.0%		22,371

NET ASSETS — 100.0%		$88,789,482

See Notes to Financial Statements.	63

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
SECURITIES LENDING COLLATERAL — 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (c)(d)
281,038	—	(101,927	)(e)	—	—	9,322	—	179,111	179,111

CASH EQUIVALENTS — 1.0%
DWS Government Money Market Series “Institutional Shares”, 5.04% (c)
93,470	25,068,339	(24,249,081)		—	—	35,427	—	912,728	912,728

374,508	25,068,339	(24,351,008)		—	—	44,749	—	1,091,839	1,091,839

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2023 amounted to $1,005,478, which is 1.1% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $912,877.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

ADR:	American Depositary Receipt
CPO:	Ordinary Participation Certificates
GDR:	Global Depositary Receipt
JSC:	Joint Stock Company
KSC:	Kuwait Shareholding Company
KSCP:	Kuwait Shareholding Company Public
NVDR:	Non Voting Depositary Receipt
PJSC:	Public Joint Stock Company
PSQC:	Public Shareholders Qatari Company
QPSC:	Qatari Public Shareholders Company
QSC:	Qatari Shareholders Company
REIT:	Real Estate Investment Trust
SAE:	Societe Anonyme Egyptienne
SAQ:	Societe Anonyme Qatar
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2023, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Depreciation
MSCI Emerging Markets Index Future	USD	30	$1,445,505	$1,435,200	6/16/2023	$(10,305)

See Notes to Financial Statements.	64

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

As of May 31, 2023, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	6/2/2023	AED	532,000	USD	144,853	$10	$—
Goldman Sachs & Co.	6/2/2023	AED	3,966,700	USD	1,080,050	74	—
JP Morgan & Chase Co.	6/2/2023	CNH	16,213,900	USD	2,347,034	68,921	—
RBC Capital Markets	6/2/2023	CNH	16,443,300	USD	2,380,241	69,896	—
JP Morgan & Chase Co.	6/2/2023	CZK	3,215,000	USD	150,945	6,091	—
JP Morgan & Chase Co.	6/2/2023	CZK	585,000	USD	27,465	1,108	—
JP Morgan & Chase Co.	6/2/2023	EUR	312,800	USD	345,938	11,586	—
Goldman Sachs & Co.	6/2/2023	HKD	57,599,500	USD	7,346,875	—	(8,960)
JP Morgan & Chase Co.	6/2/2023	HKD	48,222,400	USD	6,151,083	—	(7,235)
RBC Capital Markets	6/2/2023	HKD	65,554,900	USD	8,361,957	—	(9,835)
JP Morgan & Chase Co.	6/2/2023	HUF	5,044,000	USD	14,781	229	—
JP Morgan & Chase Co.	6/2/2023	HUF	32,694,000	USD	95,799	1,483	—
RBC Capital Markets	6/2/2023	HUF	28,733,400	USD	84,194	1,303	—
Goldman Sachs & Co.	6/2/2023	MXN	14,240,300	USD	784,503	—	(20,534)
Goldman Sachs & Co.	6/2/2023	MXN	1,941,000	USD	106,928	—	(2,802)
JP Morgan & Chase Co.	6/2/2023	MXN	13,179,200	USD	726,047	—	(19,004)
RBC Capital Markets	6/2/2023	MXN	14,622,800	USD	805,575	—	(21,086)
Goldman Sachs & Co.	6/2/2023	PHP	13,800,300	USD	248,856	3,124	—
JP Morgan & Chase Co.	6/2/2023	PHP	10,973,100	USD	197,856	2,466	—
RBC Capital Markets	6/2/2023	PHP	9,045,400	USD	163,157	2,092	—
Goldman Sachs & Co.	6/2/2023	PLN	1,618,200	USD	389,317	7,234	—
Goldman Sachs & Co.	6/2/2023	PLN	474,000	USD	114,035	2,116	—
JP Morgan & Chase Co.	6/2/2023	PLN	987,600	USD	237,621	4,432	—
Goldman Sachs & Co.	6/2/2023	THB	19,405,200	USD	570,523	12,902	—
JP Morgan & Chase Co.	6/2/2023	THB	44,082,900	USD	1,295,984	29,234	—
JP Morgan & Chase Co.	6/2/2023	TRY	7,360,700	USD	342,386	—	(12,569)
RBC Capital Markets	6/2/2023	TRY	3,839,100	USD	181,705	—	(3,428)
Goldman Sachs & Co.	6/2/2023	USD	1,224,803	AED	4,498,700	17	—
JP Morgan & Chase Co.	6/2/2023	USD	160,247	CNH	1,107,000	—	(4,709)
JP Morgan & Chase Co.	6/2/2023	USD	2,120,029	CNH	15,106,900	2,547	—
RBC Capital Markets	6/2/2023	USD	2,307,572	CNH	16,443,300	2,772	—
JP Morgan & Chase Co.	6/2/2023	USD	170,451	CZK	3,800,000	761	—
JP Morgan & Chase Co.	6/2/2023	USD	333,476	EUR	312,800	876	—
Goldman Sachs & Co.	6/2/2023	USD	7,357,902	HKD	57,599,500	—	(2,067)
JP Morgan & Chase Co.	6/2/2023	USD	607,694	HKD	4,764,000	700	—
JP Morgan & Chase Co.	6/2/2023	USD	5,551,483	HKD	43,458,400	—	(1,560)
RBC Capital Markets	6/2/2023	USD	8,363,461	HKD	65,554,900	8,331	—
JP Morgan & Chase Co.	6/2/2023	USD	108,509	HUF	37,738,000	358	—
RBC Capital Markets	6/2/2023	USD	82,618	HUF	28,733,400	273	—
Goldman Sachs & Co.	6/2/2023	USD	911,199	MXN	16,181,300	3,567	—
JP Morgan & Chase Co.	6/2/2023	USD	742,145	MXN	13,179,200	2,905	—
RBC Capital Markets	6/2/2023	USD	823,437	MXN	14,622,800	3,224	—
Goldman Sachs & Co.	6/2/2023	USD	245,513	PHP	13,800,300	219	—
JP Morgan & Chase Co.	6/2/2023	USD	195,317	PHP	10,973,100	73	—
RBC Capital Markets	6/2/2023	USD	160,950	PHP	9,045,400	115	—
Goldman Sachs & Co.	6/2/2023	USD	491,906	PLN	2,092,200	2,096	—
JP Morgan & Chase Co.	6/2/2023	USD	232,199	PLN	987,600	990	—
Goldman Sachs & Co.	6/2/2023	USD	558,745	THB	19,405,200	—	(1,124)
JP Morgan & Chase Co.	6/2/2023	USD	1,269,303	THB	44,082,900	—	(2,553)
JP Morgan & Chase Co.	6/2/2023	USD	355,611	TRY	7,360,700	—	(656)
RBC Capital Markets	6/2/2023	USD	184,850	TRY	3,839,100	283	—
JP Morgan & Chase Co.	6/2/2023	USD	1,470,884	ZAR	29,147,400	7,273	—
RBC Capital Markets	6/2/2023	USD	1,516,937	ZAR	30,060,000	7,501	—
JP Morgan & Chase Co.	6/2/2023	ZAR	29,147,400	USD	1,589,848	111,692	—
RBC Capital Markets	6/2/2023	ZAR	1,413,000	USD	77,068	5,410	—
RBC Capital Markets	6/2/2023	ZAR	28,647,000	USD	1,562,554	109,774	—

See Notes to Financial Statements.	65

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
JP Morgan & Chase Co.	6/5/2023	BRL	9,378,600	USD	1,863,814	$16,694	$—
RBC Capital Markets	6/5/2023	BRL	13,190,200	USD	2,620,800	22,983	—
RBC Capital Markets	6/5/2023	BRL	209,000	USD	41,521	358	—
Goldman Sachs & Co.	6/5/2023	CLP	214,304,900	USD	265,813	1,430	—
RBC Capital Markets	6/5/2023	CLP	176,141,400	USD	218,612	1,311	—
Goldman Sachs & Co.	6/5/2023	COP	458,572,400	USD	97,612	—	(5,300)
Goldman Sachs & Co.	6/5/2023	INR	476,611,500	USD	5,812,335	52,434	—
JP Morgan & Chase Co.	6/5/2023	INR	482,789,400	USD	5,889,974	55,412	—
JP Morgan & Chase Co.	6/5/2023	KRW	6,878,911,200	USD	5,143,996	—	(40,303)
RBC Capital Markets	6/5/2023	KRW	7,326,704,700	USD	5,481,189	—	(40,590)
Goldman Sachs & Co.	6/5/2023	KWD	246,000	USD	804,053	3,974	—
Goldman Sachs & Co.	6/5/2023	QAR	2,916,700	USD	798,549	—	(2,614)
Goldman Sachs & Co.	6/5/2023	SAR	301,000	USD	80,209	—	(35)
Goldman Sachs & Co.	6/5/2023	SAR	13,378,000	USD	3,565,090	—	(1,362)
Goldman Sachs & Co.	6/5/2023	TWD	142,083,200	USD	4,628,117	1,525	—
JP Morgan & Chase Co.	6/5/2023	TWD	119,443,700	USD	3,892,322	2,930	—
RBC Capital Markets	6/5/2023	TWD	161,024,000	USD	5,244,057	703	—
JP Morgan & Chase Co.	6/5/2023	USD	1,835,594	BRL	9,378,600	11,527	—
RBC Capital Markets	6/5/2023	USD	2,616,060	BRL	13,399,200	22,919	—
Goldman Sachs & Co.	6/5/2023	USD	263,198	CLP	214,304,900	1,185	—
RBC Capital Markets	6/5/2023	USD	216,327	CLP	176,141,400	974	—
Goldman Sachs & Co.	6/5/2023	USD	15,835	COP	74,391,000	860	—
Goldman Sachs & Co.	6/5/2023	USD	86,873	COP	384,181,400	—	(655)
Goldman Sachs & Co.	6/5/2023	USD	5,763,138	INR	476,611,500	—	(3,236)
JP Morgan & Chase Co.	6/5/2023	USD	5,835,794	INR	482,789,400	—	(1,232)
JP Morgan & Chase Co.	6/5/2023	USD	4,913,036	KRW	6,514,734,200	—	(3,200)
JP Morgan & Chase Co.	6/5/2023	USD	272,755	KRW	364,177,000	1,707	—
RBC Capital Markets	6/5/2023	USD	5,525,418	KRW	7,326,704,700	—	(3,640)
Goldman Sachs & Co.	6/5/2023	USD	32,706	KWD	10,000	—	(183)
Goldman Sachs & Co.	6/5/2023	USD	766,856	KWD	236,000	699	—
Goldman Sachs & Co.	6/5/2023	USD	800,631	QAR	2,916,700	532	—
Goldman Sachs & Co.	6/5/2023	USD	3,646,955	SAR	13,679,000	—	(259)
Goldman Sachs & Co.	6/5/2023	USD	4,615,339	TWD	142,083,200	11,254	—
JP Morgan & Chase Co.	6/5/2023	USD	1,136,003	TWD	34,831,000	—	(1,817)
JP Morgan & Chase Co.	6/5/2023	USD	2,749,665	TWD	84,612,700	5,541	—
RBC Capital Markets	6/5/2023	USD	5,231,449	TWD	161,024,000	11,905	—
Goldman Sachs & Co.	6/6/2023	EGP	2,455,600	USD	70,361	—	(8,778)
RBC Capital Markets	6/6/2023	MYR	5,650,300	USD	1,267,679	42,925	—
Goldman Sachs & Co.	6/6/2023	USD	79,469	EGP	2,455,600	—	(330)
RBC Capital Markets	6/6/2023	USD	1,224,732	MYR	5,650,300	22	—
Goldman Sachs & Co.	6/7/2023	IDR	1,487,949,000	USD	101,338	2,083	—
Goldman Sachs & Co.	6/7/2023	IDR	7,371,736,000	USD	502,367	10,628	—
JP Morgan & Chase Co.	6/7/2023	IDR	9,713,867,700	USD	661,843	13,870	—
RBC Capital Markets	6/7/2023	IDR	8,381,022,300	USD	571,109	12,044	—
Goldman Sachs & Co.	6/7/2023	USD	590,488	IDR	8,859,685,000	506	—
JP Morgan & Chase Co.	6/7/2023	USD	647,764	IDR	9,713,867,700	209	—
RBC Capital Markets	6/7/2023	USD	558,735	IDR	8,381,022,300	330	—
Goldman Sachs & Co.	7/5/2023	AED	4,498,700	USD	1,224,736	—	(105)
JP Morgan & Chase Co.	7/5/2023	CNH	15,106,900	USD	2,126,115	—	(3,181)
RBC Capital Markets	7/5/2023	CNH	16,443,300	USD	2,314,230	—	(3,430)
Goldman Sachs & Co.	7/5/2023	EGP	2,455,600	USD	77,586	163	—
JP Morgan & Chase Co.	7/5/2023	EUR	62,000	USD	66,225	—	(184)
JP Morgan & Chase Co.	7/5/2023	EUR	312,800	USD	334,122	—	(924)
Goldman Sachs & Co.	7/5/2023	HKD	57,599,500	USD	7,363,829	1,385	—
JP Morgan & Chase Co.	7/5/2023	HKD	43,458,400	USD	5,555,955	1,045	—
RBC Capital Markets	7/5/2023	HKD	65,554,900	USD	8,370,189	—	(9,124)
JP Morgan & Chase Co.	7/5/2023	HUF	37,738,000	USD	107,523	—	(261)
RBC Capital Markets	7/5/2023	HUF	28,733,400	USD	81,867	—	(199)

See Notes to Financial Statements.	66

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	7/5/2023	IDR	8,859,685,000	USD	589,859	$—	$(958)
JP Morgan & Chase Co.	7/5/2023	IDR	9,713,867,700	USD	647,074	—	(705)
RBC Capital Markets	7/5/2023	IDR	8,381,022,300	USD	558,325	—	(571)
Goldman Sachs & Co.	7/5/2023	INR	476,611,500	USD	5,753,051	—	(679)
Goldman Sachs & Co.	7/5/2023	INR	96,344,000	USD	1,164,376	1,296	—
JP Morgan & Chase Co.	7/5/2023	INR	482,789,400	USD	5,829,030	719	—
JP Morgan & Chase Co.	7/5/2023	KRW	1,327,678,000	USD	1,003,407	1,102	—
JP Morgan & Chase Co.	7/5/2023	KRW	6,514,734,200	USD	4,920,531	2,357	—
RBC Capital Markets	7/5/2023	KRW	7,326,704,700	USD	5,534,225	3,068	—
Goldman Sachs & Co.	7/5/2023	KWD	236,000	USD	766,931	—	(1,835)
Goldman Sachs & Co.	7/5/2023	MXN	16,181,300	USD	904,810	—	(3,036)
JP Morgan & Chase Co.	7/5/2023	MXN	13,179,200	USD	736,980	—	(2,435)
RBC Capital Markets	7/5/2023	MXN	14,622,800	USD	817,706	—	(2,701)
RBC Capital Markets	7/5/2023	MYR	170,000	USD	36,921	—	(9)
RBC Capital Markets	7/5/2023	MYR	5,650,300	USD	1,226,061	—	(1,359)
Goldman Sachs & Co.	7/5/2023	PHP	13,800,300	USD	245,186	—	(256)
JP Morgan & Chase Co.	7/5/2023	PHP	10,973,100	USD	195,015	—	(145)
JP Morgan & Chase Co.	7/5/2023	PHP	1,263,000	USD	22,379	—	(84)
RBC Capital Markets	7/5/2023	PHP	9,045,400	USD	160,721	—	(154)
Goldman Sachs & Co.	7/5/2023	PLN	2,092,200	USD	491,006	—	(2,013)
JP Morgan & Chase Co.	7/5/2023	PLN	987,600	USD	231,774	—	(950)
Goldman Sachs & Co.	7/5/2023	QAR	2,916,700	USD	799,644	—	(732)
Goldman Sachs & Co.	7/5/2023	QAR	171,000	USD	46,881	—	(43)
Goldman Sachs & Co.	7/5/2023	SAR	289,000	USD	77,009	—	(4)
Goldman Sachs & Co.	7/5/2023	SAR	13,679,000	USD	3,645,012	—	(194)
Goldman Sachs & Co.	7/5/2023	THB	19,405,200	USD	560,196	565	—
JP Morgan & Chase Co.	7/5/2023	THB	44,082,900	USD	1,272,601	1,283	—
JP Morgan & Chase Co.	7/5/2023	TRY	7,360,700	USD	319,077	2,279	—
RBC Capital Markets	7/5/2023	TRY	3,839,100	USD	165,916	685	—
Goldman Sachs & Co.	7/5/2023	TWD	142,083,200	USD	4,621,343	—	(20,971)
JP Morgan & Chase Co.	7/5/2023	TWD	84,612,700	USD	2,754,499	—	(10,069)
JP Morgan & Chase Co.	7/5/2023	TWD	55,933,000	USD	1,821,507	—	(6,004)
RBC Capital Markets	7/5/2023	TWD	161,024,000	USD	5,239,449	—	(21,721)
Goldman Sachs & Co.	7/5/2023	USD	37,571	AED	138,000	1	—
RBC Capital Markets	7/5/2023	USD	141,455	CNH	1,005,000	198	—
RBC Capital Markets	7/5/2023	USD	762,544	HKD	5,964,000	—	(218)
Goldman Sachs & Co.	7/5/2023	USD	23,705	PLN	101,000	96	—
JP Morgan & Chase Co.	7/5/2023	USD	293,868	ZAR	5,842,000	1,364	—
JP Morgan & Chase Co.	7/5/2023	ZAR	29,147,400	USD	1,466,156	—	(6,840)
RBC Capital Markets	7/5/2023	ZAR	30,060,000	USD	1,512,067	—	(7,048)
JP Morgan & Chase Co.	7/6/2023	BRL	9,378,600	USD	1,824,783	—	(12,670)
JP Morgan & Chase Co.	7/6/2023	BRL	237,000	USD	46,056	—	(377)
RBC Capital Markets	7/6/2023	BRL	13,399,200	USD	2,600,827	—	(24,341)
Goldman Sachs & Co.	7/6/2023	CLP	214,304,900	USD	262,071	—	(1,153)
RBC Capital Markets	7/6/2023	CLP	176,141,400	USD	215,402	—	(948)
Goldman Sachs & Co.	7/7/2023	COP	384,181,400	USD	86,077	582	—
JP Morgan & Chase Co.	7/7/2023	CZK	3,800,000	USD	170,202	—	(739)

Total unrealized appreciation (depreciation)						$825,720	$(381,026)

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	67

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2023

Currency Abbreviations

AED	Arab Emirates Dirham
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
KWD	Kuwaiti Dinar
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
SAR	Saudi Riyal
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$85,772,844	$—	$0	$85,772,844
Preferred Stocks (a)	1,901,729	—	0	1,901,729
Corporate Bonds	—	545	—	545
Warrants	154	—	—	154
Short-Term Investments (a)	1,091,839	—	—	1,091,839
Derivatives (b)
Forward Foreign Currency Contracts	—	825,720	—	825,720

TOTAL	$88,766,566	$826,265	$0	$89,592,831

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(381,026)	$—	$(381,026)
Futures Contracts	(10,305)	—	—	(10,305)

TOTAL	$(10,305)	$(381,026)	$—	$(391,331)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

During the year ended May 31, 2023, the amount of transfers from Level 3 to Level 1 was $ 23,472. The investment was transferred from Level 3 to Level 1 due to the availability of a pricing source supported by observable inputs.

See Notes to Financial Statements.	68

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF

May 31, 2023

	Number of Shares	Value
COMMON STOCKS — 96.6%
Austria — 0.3%
Erste Group Bank AG	15,720	$508,630
OMV AG	6,733	299,967
Verbund AG	3,119	235,207
voestalpine AG	5,310	164,487

(Cost $1,480,639)		1,208,291

Belgium — 1.2%
Ageas SA/NV (a)	7,412	295,754
Anheuser-Busch InBev SA/NV	39,680	2,116,882
D’ieteren Group	993	171,631
Elia Group SA/NV	1,345	162,601
Groupe Bruxelles Lambert NV	4,516	347,941
KBC Group NV	11,730	767,087
Sofina SA	714	147,297
Solvay SA (a)	3,371	351,895
UCB SA	5,780	503,651
Umicore SA (a)	9,571	265,992
Warehouses De Pauw CVA REIT	7,415	207,975

(Cost $7,860,131)		5,338,706

Chile — 0.1%
Antofagasta PLC (Cost $334,277)	18,024	299,880

Denmark — 4.7%
A.P. Moller — Maersk A/S, Class A	138	231,563
A.P. Moller — Maersk A/S, Class B	232	390,127
Carlsberg A/S, Class B	4,505	678,662
Chr Hansen Holding A/S	4,773	346,123
Coloplast A/S, Class B	5,442	685,069
Danske Bank A/S*	31,339	637,428
Demant A/S*	4,234	160,933
DSV A/S	8,548	1,647,232
Genmab A/S*	3,023	1,182,444
Novo Nordisk A/S, Class B	75,691	12,127,248
Novozymes A/S, Class B	9,341	450,112
Orsted AS, 144A	8,648	757,219
Pandora A/S	4,169	332,125
ROCKWOOL A/S, Class B	423	100,852
Tryg A/S	16,596	377,580
Vestas Wind Systems A/S*	45,885	1,306,343

(Cost $16,945,744)		21,411,060

Finland — 1.7%
Elisa OYJ	6,524	365,412
Fortum OYJ	20,555	273,103
Kesko OYJ, Class B	12,501	236,313
Kone OYJ, Class B	15,576	790,337
Metso Corp.	29,887	326,970
Neste OYJ	19,342	731,263
Nokia OYJ	245,507	995,894
Nordea Bank Abp	150,349	1,478,025
Orion OYJ, Class B	4,897	207,230
Sampo OYJ, Class A	21,066	968,701
Stora Enso OYJ, Class R	26,549	336,140
UPM-Kymmene OYJ	24,343	730,389
Wartsila OYJ Abp	21,709	245,739

(Cost $9,833,550)		7,685,516

	Number of Shares	Value
France — 17.6%
Accor SA	8,482	$280,787
Aeroports de Paris*	1,356	205,964
Air Liquide SA	23,907	4,002,812
Airbus SE	27,112	3,551,214
Alstom SA (a)	14,843	408,383
Amundi SA, 144A	2,793	157,034
Arkema SA	2,579	224,671
AXA SA (a)	83,795	2,365,953
BioMerieux	1,862	186,371
BNP Paribas SA (a)	50,732	2,928,826
Bollore SE	40,844	261,513
Bouygues SA (a)	9,415	301,508
Bureau Veritas SA	13,442	340,957
Capgemini SE	7,536	1,311,393
Carrefour SA	27,100	497,802
Cie de Saint-Gobain (a)	22,403	1,240,433
Cie Generale des Etablissements Michelin SCA	31,058	881,737
Covivio SA REIT	1,967	96,170
Credit Agricole SA (a)	55,152	630,315
Danone SA (a)	29,338	1,735,430
Dassault Aviation SA	1,102	186,348
Dassault Systemes SE	30,525	1,341,345
Edenred	11,415	733,066
Eiffage SA	3,315	352,994
Engie SA	83,514	1,253,504
EssilorLuxottica SA (a)	13,308	2,396,048
Eurazeo SE	1,967	134,352
Gecina SA REIT	2,139	218,921
Getlink SE	16,847	285,963
Hermes International	1,451	2,949,644
Ipsen SA*	1,732	200,129
Kering SA	3,405	1,813,798
Klepierre SA REIT	9,801	221,888
La Francaise des Jeux SAEM, 144A	4,894	188,637
Legrand SA*	12,196	1,153,192
L’Oreal SA	11,010	4,695,671
LVMH Moet Hennessy Louis Vuitton SE	12,634	10,991,307
Orange SA	85,120	1,016,483
Pernod Ricard SA	9,429	2,036,898
Publicis Groupe SA	10,465	775,417
Remy Cointreau SA	1,058	162,566
Renault SA	8,816	294,812
Safran SA	15,647	2,265,246
Sanofi (a)	51,882	5,261,733
Sartorius Stedim Biotech	1,268	332,878
Schneider Electric SE	24,804	4,277,610
SEB SA	1,164	109,241
Societe Generale SA (a)	33,211	767,849
Sodexo SA	4,050	437,450
Teleperformance	2,695	403,008
Thales SA	4,814	670,483
TotalEnergies SE (a)	108,145	6,135,850
Unibail-Rodamco-Westfield REIT* (a)	5,393	246,724
Valeo	9,559	183,509
Veolia Environnement SA	31,070	914,624
Vinci SA	24,295	2,761,018

See Notes to Financial Statements.	69

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
France (Continued)
Vivendi SE	32,841	$291,010
Wendel SE	1,191	125,142
Worldline SA, 144A*	11,031	428,604

(Cost $80,558,991)		80,624,235

Germany — 11.9%
adidas AG	7,418	1,201,260
Allianz SE	18,412	3,935,727
BASF SE	40,849	1,939,316
Bayer AG	44,901	2,502,444
Bayerische Motoren Werke AG	15,104	1,645,466
Bechtle AG	3,744	146,792
Beiersdorf AG	4,601	585,981
Brenntag SE	7,051	553,052
Carl Zeiss Meditec AG	1,844	206,665
Commerzbank AG*	48,660	488,920
Continental AG	5,052	336,317
Covestro AG, 144A*	8,858	341,428
Daimler Truck Holding AG*	22,621	684,283
Delivery Hero SE, 144A*	7,948	297,347
Deutsche Bank AG (b)	88,635	897,775
Deutsche Boerse AG	8,690	1,500,133
Deutsche Lufthansa AG*	27,374	268,022
Deutsche Post AG	45,962	2,065,867
Deutsche Telekom AG	148,077	3,283,511
E.ON SE	102,754	1,242,221
Evonik Industries AG*	9,507	190,487
Fresenius Medical Care AG & Co. KGaA	9,393	401,105
Fresenius SE & Co. KGaA	19,313	528,272
GEA Group AG	6,973	292,846
Hannover Rueck SE	2,750	588,483
Heidelberg Materials AG	6,566	469,391
HelloFresh SE*	7,497	178,141
Henkel AG & Co. KGaA	4,735	339,711
Infineon Technologies AG	59,737	2,217,612
Knorr-Bremse AG	3,345	228,759
LEG Immobilien SE*	3,393	175,935
Mercedes-Benz Group AG	39,110	2,916,715
Merck KGaA	5,924	1,030,560
MTU Aero Engines AG	2,450	565,139
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,402	2,285,596
Nemetschek SE	2,638	206,519
Puma SE	4,883	232,370
Rational AG	234	156,952
Rheinmetall AG	1,991	503,102
RWE AG	28,906	1,208,716
SAP SE	47,722	6,232,412
Scout24 SE, 144A	3,530	226,393
Siemens AG	34,741	5,694,232
Siemens Energy AG*	23,542	597,395
Siemens Healthineers AG, 144A	13,010	735,649
Symrise AG	6,062	647,838
Talanx AG	2,869	159,927
Telefonica Deutschland Holding AG	41,083	115,712
Volkswagen AG	1,336	200,498
Vonovia SE	32,769	601,060
Wacker Chemie AG	828	109,923

	Number of Shares	Value
Germany (Continued)
Zalando SE, 144A*	10,247	$296,170

(Cost $66,505,266)		54,456,147

Hong Kong — 0.3%
Prudential PLC (Cost $2,467,458)	126,036	1,655,624

Ireland — 1.7%
AerCap Holdings NV*	7,519	429,185
AIB Group PLC	61,113	250,321
Bank of Ireland Group PLC	48,904	459,693
CRH PLC	34,046	1,604,878
DCC PLC	4,382	250,582
Experian PLC	42,017	1,480,203
Flutter Entertainment PLC*	8,075	1,576,520
Kerry Group PLC, Class A	7,282	709,721
Kingspan Group PLC	7,083	470,009
Smurfit Kappa Group PLC	11,886	422,186

(Cost $7,658,260)		7,653,298

Italy — 3.0%
Amplifon SpA (a)	5,683	196,087
Assicurazioni Generali SpA	45,993	870,904
Davide Campari-Milano NV	23,781	310,372
DiaSorin SpA	1,084	111,466
Enel SpA	371,278	2,324,802
Eni SpA	106,141	1,412,505
Ferrari NV	5,749	1,638,286
FinecoBank Banca Fineco SpA	27,777	368,464
Infrastrutture Wireless Italiane SpA, 144A	15,223	193,635
Intesa Sanpaolo SpA	736,471	1,696,841
Mediobanca Banca di Credito Finanziario SpA	24,735	272,192
Moncler SpA	9,417	637,369
Nexi SpA, 144A*	27,047	211,857
Poste Italiane SpA, 144A	23,297	241,452
Prysmian SpA	11,843	438,887
Recordati Industria Chimica e Farmaceutica SpA	4,767	206,977
Snam SpA	91,795	479,806
Telecom Italia SpA*	437,980	116,009
Terna — Rete Elettrica Nazionale	63,196	529,054
UniCredit SpA	84,208	1,612,439

(Cost $15,469,872)		13,869,404

Jordan — 0.0%
Hikma Pharmaceuticals PLC (Cost $216,790)	6,773	150,939

Luxembourg — 0.3%
ArcelorMittal SA	21,997	546,198
Eurofins Scientific SE	6,178	407,050
Tenaris SA	21,949	273,793

(Cost $1,440,808)		1,227,041

Netherlands — 7.2%
ABN AMRO Bank NV, 144A	18,367	267,100
Adyen NV, 144A*	993	1,620,574

See Notes to Financial Statements.	70

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Netherlands (Continued)
Aegon NV (a)	77,437	$340,609
Akzo Nobel NV	7,789	586,460
Argenx SE*	2,533	987,164
ASM International NV	2,145	929,498
ASML Holding NV	18,434	13,231,315
Euronext NV, 144A	3,949	262,341
EXOR NV*	5,022	416,880
Heineken Holding NV	5,251	446,498
Heineken NV	11,853	1,197,031
IMCD NV	2,607	391,660
ING Groep NV	165,500	2,035,801
JDE Peet’s NV	5,758	167,286
Just Eat Takeaway.com NV, 144A*	9,622	144,689
Koninklijke Ahold Delhaize NV	44,501	1,410,842
Koninklijke KPN NV	147,526	507,448
Koninklijke Philips NV*	42,715	805,683
NN Group NV (a)	11,564	416,805
OCI NV	4,504	100,090
Prosus NV*	36,676	2,413,729
QIAGEN NV*	10,497	473,607
Randstad NV	5,042	247,158
Stellantis NV	102,739	1,557,436
Universal Music Group NV	37,463	740,818
Wolters Kluwer NV	11,804	1,347,528

(Cost $32,984,923)		33,046,050

Norway — 0.9%
Adevinta ASA*	14,213	99,489
Aker BP ASA	14,447	313,924
DNB Bank ASA	42,338	708,672
Equinor ASA	43,551	1,113,277
Gjensidige Forsikring ASA	8,512	143,014
Kongsberg Gruppen ASA	4,065	162,817
Mowi ASA	20,129	345,451
Norsk Hydro ASA	62,935	380,325
Orkla ASA	34,376	247,317
Salmar ASA (a)	3,335	146,918
Telenor ASA	32,010	328,745
Yara International ASA (a)	7,752	289,263

(Cost $5,357,712)		4,279,212

Portugal — 0.2%
EDP — Energias de Portugal SA	132,573	646,469
Galp Energia SGPS SA	22,497	237,970
Jeronimo Martins SGPS SA	12,931	312,100

(Cost $1,256,828)		1,196,539

Spain — 3.8%
Acciona SA	1,126	182,102
ACS Actividades de Construccion y Servicios SA (a)	9,523	316,775
Aena SME SA, 144A	3,425	535,236
Amadeus IT Group SA*	20,573	1,471,164
Banco Bilbao Vizcaya Argentaria SA	275,257	1,800,641
Banco Santander SA	751,760	2,446,831
CaixaBank SA	188,559	690,715
Cellnex Telecom SA, 144A* (a)	25,960	1,051,952
Corp ACCIONA Energias Renovables SA* (a)	3,012	100,192

	Number of Shares	Value
Spain (Continued)
EDP Renovaveis SA	11,696	$232,285
EDP Renovaveis SA*	127	2,522
Enagas SA (a)	11,326	216,159
Endesa SA	15,121	326,974
Ferrovial SA	23,294	720,825
Grifols SA* (a)	13,686	158,651
Iberdrola SA	265,799	3,238,886
Industria de Diseno Textil SA	49,896	1,668,817
Naturgy Energy Group SA	6,151	175,021
Red Electrica Corp. SA	18,432	312,178
Repsol SA	60,677	823,044
Telefonica SA	237,544	1,008,027

(Cost $22,799,553)		17,478,997

Sweden — 4.5%
Alfa Laval AB (a)	13,230	475,226
Assa Abloy AB, Class B	45,674	1,013,500
Atlas Copco AB, Class A	122,733	1,787,533
Atlas Copco AB, Class B	71,471	899,661
Beijer Ref AB	15,400	227,769
Boliden AB	12,483	380,122
Boliden AB*	12,679	13,413
Embracer Group AB* (a)	26,490	60,917
Epiroc AB, Class A	30,166	528,165
Epiroc AB, Class B	17,811	269,008
EQT AB (a)	16,213	306,427
Essity AB, Class B	27,875	740,812
Evolution AB, 144A	8,383	1,101,274
Fastighets AB Balder, Class B* (a)	28,213	94,738
Getinge AB, Class B	10,251	235,687
H & M Hennes & Mauritz AB, Class B (a)	30,044	374,975
Hexagon AB, Class B	95,003	1,101,327
Holmen AB, Class B (a)	4,295	162,431
Husqvarna AB, Class B	18,212	134,427
Industrivarden AB, Class A	5,447	146,568
Industrivarden AB, Class C (a)	7,534	201,406
Indutrade AB	12,526	294,572
Investment AB Latour, Class B (a)	6,748	133,632
Investor AB, Class A	19,743	405,892
Investor AB, Class B (a)	79,197	1,610,315
Kinnevik AB, Class B*	11,174	160,374
L E Lundbergforetagen AB, Class B (a)	3,535	147,045
Lifco AB, Class B	10,688	225,642
Nibe Industrier AB, Class B	70,833	675,902
Saab AB, Class B	3,656	199,042
Sagax AB, Class B (a)	8,753	172,450
Sandvik AB	48,797	857,291
Securitas AB, Class B	22,453	165,359
Skandinaviska Enskilda Banken AB, Class A	73,647	769,942
Skanska AB, Class B	15,544	204,832
SKF AB, Class B	15,630	247,590
Svenska Cellulosa AB SCA, Class B	27,690	367,182
Svenska Handelsbanken AB, Class A	66,260	523,520
Swedbank AB, Class A	39,325	601,736
Swedish Orphan Biovitrum AB*	7,826	157,215
Tele2 AB, Class B (a)	24,323	221,000

See Notes to Financial Statements.	71

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Sweden (Continued)
Telefonaktiebolaget LM Ericsson, Class B	133,604	$690,932
Telia Co. AB	110,357	256,982
Volvo AB, Class A	8,975	173,019
Volvo AB, Class B	69,190	1,276,774
Volvo Car AB, Class B* (a)	26,021	89,392

(Cost $25,644,386)		20,883,018

Switzerland — 16.3%
ABB Ltd.	71,873	2,624,755
Adecco Group AG	7,332	218,652
Alcon, Inc.	22,898	1,776,528
Bachem Holding AG (a)	1,551	162,806
Baloise Holding AG	2,243	344,547
Banque Cantonale Vaudoise	1,377	138,569
Barry Callebaut AG	163	329,490
BKW AG	965	173,027
Chocoladefabriken Lindt & Spruengli AG	5	604,996
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	45	538,073
Cie Financiere Richemont SA, Class A	23,899	3,793,138
Clariant AG*	9,840	141,860
Coca-Cola HBC AG*	10,078	299,372
DSM-Firmenich AG*	7,992	888,778
Dufry AG*	4,535	205,002
EMS-Chemie Holding AG	320	247,708
Geberit AG	1,555	823,642
Givaudan SA	422	1,388,210
Glencore PLC	487,647	2,495,892
Helvetia Holding AG	1,702	241,634
Holcim AG*	25,462	1,569,516
Julius Baer Group Ltd.	9,804	598,951
Kuehne + Nagel International AG	2,479	705,253
Logitech International SA	7,532	482,643
Lonza Group AG	3,409	2,131,303
Nestle SA	125,664	14,887,890
Novartis AG	93,712	8,968,364
Partners Group Holding AG	1,036	933,680
Roche Holding AG	1,463	493,155
Roche Holding AG	32,120	10,164,133
Schindler Holding AG	1,075	215,531
Schindler Holding AG Participation Certificates	1,862	385,587
SGS SA	6,859	608,819
SIG Group AG*	14,006	382,003
Sika AG	6,702	1,827,919
Sonova Holding AG	2,379	609,672
STMicroelectronics NV	31,258	1,356,348
Straumann Holding AG	5,119	748,108
Swatch Group AG — Bearer	1,357	403,189
Swatch Group AG — Registered	2,263	126,972
Swiss Life Holding AG	1,409	813,762
Swiss Prime Site AG	3,489	294,405
Swiss Re AG	13,717	1,373,884
Swisscom AG	1,183	749,223
Temenos AG	2,922	246,208
UBS Group AG	145,063	2,745,963
VAT Group AG, 144A	1,273	524,575

	Number of Shares	Value
Switzerland (Continued)
Zurich Insurance Group AG	6,875	$3,215,756

(Cost $71,942,185)		74,999,491

United Kingdom — 20.9%
3i Group PLC	44,472	1,081,801
abrdn PLC	81,028	200,078
Admiral Group PLC	9,735	281,554
Anglo American PLC	57,885	1,601,055
Ashtead Group PLC	20,248	1,234,188
Associated British Foods PLC	16,601	376,981
AstraZeneca PLC	70,873	10,279,748
Auto Trader Group PLC, 144A	42,084	329,808
Aviva PLC	126,935	622,445
BAE Systems PLC	139,609	1,611,974
Barclays PLC	711,243	1,338,982
Barratt Developments PLC	44,016	253,400
Berkeley Group Holdings PLC	4,395	214,641
BP PLC	808,961	4,561,592
British American Tobacco PLC	97,133	3,086,568
British Land Co. PLC REIT	40,638	173,392
BT Group PLC (a)	318,283	581,421
Bunzl PLC	15,468	604,950
Burberry Group PLC	17,252	462,262
Centrica PLC	261,158	382,207
CNH Industrial NV	46,774	597,461
Coca-Cola Europacific Partners PLC	9,379	585,156
Compass Group PLC	79,674	2,182,413
Croda International PLC	6,462	490,343
Diageo PLC	103,141	4,294,278
Endeavour Mining PLC	8,525	228,213
Entain PLC	25,898	424,927
GSK PLC	187,215	3,135,580
Haleon PLC	232,761	921,326
Halma PLC	17,417	521,931
Hargreaves Lansdown PLC	16,361	163,266
HSBC Holdings PLC	913,558	6,710,566
Imperial Brands PLC	40,203	847,679
Informa PLC	64,125	555,985
InterContinental Hotels Group PLC	7,969	522,219
Intertek Group PLC	7,332	378,872
J Sainsbury PLC	77,036	259,313
JD Sports Fashion PLC	119,429	225,817
Johnson Matthey PLC	8,395	180,663
Kingfisher PLC	88,702	254,887
Land Securities Group PLC REIT	32,490	243,304
Legal & General Group PLC	273,171	775,109
Lloyds Banking Group PLC	3,028,300	1,663,908
London Stock Exchange Group PLC	18,376	1,954,430
M&G PLC	104,273	257,086
Mondi PLC	22,235	344,358
National Grid PLC	168,000	2,311,360
NatWest Group PLC	261,898	845,746
Next PLC	5,652	446,175
Ocado Group PLC* (a)	26,891	123,434
Pearson PLC	29,555	293,458
Persimmon PLC	14,772	220,783
Phoenix Group Holdings PLC	35,340	242,842
Reckitt Benckiser Group PLC	32,754	2,544,892

See Notes to Financial Statements.	72

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
United Kingdom (Continued)
RELX PLC	86,995	$2,716,259
Rentokil Initial PLC	115,563	918,017
Rio Tinto PLC	51,462	3,061,254
Rolls-Royce Holdings PLC*	382,489	681,818
Sage Group PLC	46,962	508,824
Schroders PLC	37,585	213,011
Segro PLC REIT	55,584	551,490
Severn Trent PLC	11,616	400,691
Shell PLC	313,041	8,646,794
Smith & Nephew PLC	39,865	596,073
Smiths Group PLC	16,301	325,659
Spirax-Sarco Engineering PLC	3,386	460,163
SSE PLC	49,824	1,166,127
St James’s Place PLC	24,697	342,549
Standard Chartered PLC	110,100	867,772
Taylor Wimpey PLC	166,151	236,033
Tesco PLC	334,557	1,085,377
Unilever PLC	115,523	5,789,870
United Utilities Group PLC	31,136	392,158
Vodafone Group PLC	1,049,890	997,401
Whitbread PLC	9,342	381,866
Wise PLC, Class A*	28,186	203,500
WPP PLC	49,377	524,426

(Cost $113,761,322)		96,093,959

TOTAL COMMON STOCKS (Cost $484,518,695)		443,557,407

PREFERRED STOCKS — 0.8%
Germany — 0.8%
Bayerische Motoren Werke AG	2,714	278,931
Dr Ing hc F Porsche AG, 144A*	5,315	659,872
Henkel AG & Co. KGaA	7,754	617,807
Porsche Automobil Holding SE*	7,012	388,997
Sartorius AG	1,192	399,440

	Number of Shares	Value
Germany (Continued)
Volkswagen AG	9,439	$1,176,217

(Cost $4,765,961)		3,521,264

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA*, expires 11/22/23 (Cost $0)	48,882	60,381

EXCHANGE-TRADED FUNDS — 0.2%
iShares Currency Hedged MSCI Eurozone ETF (a)	28,763	905,747
iShares MSCI Eurozone ETF	5,200	229,476

(Cost $1,060,635)		1,135,223

SECURITIES LENDING COLLATERAL — 3.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (c)(d) (Cost $15,074,264)	15,074,264	15,074,264

CASH EQUIVALENTS — 0.4%
DWS ESG Liquidity Fund “Capital Shares”, 5.20% (c)	664,942	664,743
DWS Government Money Market Series “Institutional Shares”, 5.04% (c)	1,116,927	1,116,927

TOTAL CASH EQUIVALENTS (Cost $1,781,869)		1,781,670

TOTAL INVESTMENTS — 101.3% (Cost $507,201,424)		$465,130,209
Other assets and liabilities, net — (1.3%)		(6,446,561)

NET ASSETS — 100.0%		$458,683,648

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
COMMON STOCKS — 0.2%
Germany — 0.2%
Deutsche Bank AG (b)
1,228,546	340,752	(519,716)		(280,114)	128,307	29,744	—	88,635	897,775

SECURITIES LENDING COLLATERAL — 3.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (c)(d)
21,303,043	—	(6,228,779	)(e)	—	—	117,775	—	15,074,264	15,074,264

CASH EQUIVALENTS — 0.4%
DWS ESG Liquidity Fund “Capital Shares”, 5.20% (c)
641,141	23,416	—		—	186	23,485	—	664,942	664,743
DWS Government Money Market Series “Institutional Shares”, 5.04% (c)
—	201,911,388	(200,794,461)		—	—	243,862	—	1,116,927	1,116,927

23,172,730	202,275,556	(207,542,956)		(280,114)	128,493	414,866	—	16,944,768	17,753,709

See Notes to Financial Statements.	73

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2023

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2023 amounted to $22,377,388, which is 4.9% of net assets.

(b)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $11,497,216.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

CVA:	Credit Valuation Adjustment
REIT:	Real Estate Investment Trust
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2023, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
AMSTERDAM Index Futures	EUR	6	$969,617	$961,164	6/16/2023	$(8,453)
CAC40 10 EURO Futures	EUR	26	2,040,947	1,973,052	6/16/2023	(67,895)
DAX Index Futures	EUR	3	1,244,039	1,255,825	6/16/2023	11,786
EURO STOXX 50 Futures	EUR	29	1,331,672	1,307,191	6/16/2023	(24,481)
FTSE 100 Index Futures	GBP	34	3,217,189	3,151,773	6/16/2023	(65,416)
FTSE/MIB Index Futures	EUR	3	430,768	418,362	6/16/2023	(12,406)
IBEX 35 Index Futures	EUR	7	688,493	676,183	6/16/2023	(12,310)
OMXS30 Index Futures	SEK	37	768,155	763,489	6/16/2023	(4,666)
SWISS MID CAP Futures	CHF	38	1,138,603	1,119,034	6/16/2023	(19,569)

Total net unrealized depreciation						$(203,410)

As of May 31, 2023, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	6/2/2023	CHF	29,737,300	USD	33,525,705	$874,263	$—
JP Morgan & Chase Co.	6/2/2023	CHF	5,737,122	USD	6,467,824	168,487	—
RBC Capital Markets	6/2/2023	CHF	27,923,717	USD	31,480,192	820,058	—
RBC Capital Markets	6/2/2023	CHF	2,022,000	USD	2,279,496	59,348	—
Goldman Sachs & Co.	6/2/2023	DKK	62,184,200	USD	9,229,566	303,583	—
Goldman Sachs & Co.	6/2/2023	DKK	3,262,000	USD	484,149	15,918	—
JP Morgan & Chase Co.	6/2/2023	DKK	8,480,342	USD	1,258,566	41,289	—
RBC Capital Markets	6/2/2023	DKK	75,531,000	USD	11,210,538	368,742	—
Goldman Sachs & Co.	6/2/2023	EUR	105,197,300	USD	116,337,694	3,892,215	—
JP Morgan & Chase Co.	6/2/2023	EUR	8,778,523	USD	9,708,520	325,149	—
RBC Capital Markets	6/2/2023	EUR	101,542,873	USD	112,301,340	3,762,081	—
RBC Capital Markets	6/2/2023	EUR	3,046,000	USD	3,368,504	112,633	—
Goldman Sachs & Co.	6/2/2023	GBP	1,722,000	USD	2,165,763	23,680	—
Goldman Sachs & Co.	6/2/2023	GBP	37,109,654	USD	46,673,740	511,166	—
JP Morgan & Chase Co.	6/2/2023	GBP	1,883,850	USD	2,369,356	25,940	—
RBC Capital Markets	6/2/2023	GBP	44,500,420	USD	55,969,068	612,748	—
Goldman Sachs & Co.	6/2/2023	NOK	23,255,700	USD	2,178,500	83,429	—
JP Morgan & Chase Co.	6/2/2023	NOK	897,191	USD	84,045	3,219	—
RBC Capital Markets	6/2/2023	NOK	23,651,000	USD	2,215,530	84,847	—
Goldman Sachs & Co.	6/2/2023	SEK	103,330,250	USD	10,089,465	567,520	—
Goldman Sachs & Co.	6/2/2023	SEK	7,576,000	USD	739,732	41,599	—
JP Morgan & Chase Co.	6/2/2023	SEK	14,746,636	USD	1,439,806	80,894	—
RBC Capital Markets	6/2/2023	SEK	121,498,200	USD	11,863,437	667,303	—
Goldman Sachs & Co.	6/2/2023	USD	32,530,001	CHF	29,737,300	121,441	—
JP Morgan & Chase Co.	6/2/2023	USD	6,275,909	CHF	5,737,122	23,429	—

See Notes to Financial Statements.	74

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2023

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	6/2/2023	USD	31,635,418	CHF	28,919,517	$118,101	$—
RBC Capital Markets	6/2/2023	USD	1,143,702	CHF	1,026,200	—	(16,938)
Goldman Sachs & Co.	6/2/2023	USD	9,369,266	DKK	65,446,200	24,947	—
JP Morgan & Chase Co.	6/2/2023	USD	1,214,044	DKK	8,480,342	3,233	—
RBC Capital Markets	6/2/2023	USD	340,553	DKK	2,344,400	—	(4,036)
RBC Capital Markets	6/2/2023	USD	10,477,381	DKK	73,186,600	27,898	—
Goldman Sachs & Co.	6/2/2023	USD	3,708,458	EUR	3,428,500	—	(43,731)
Goldman Sachs & Co.	6/2/2023	USD	108,495,718	EUR	101,768,800	285,035	—
JP Morgan & Chase Co.	6/2/2023	USD	9,358,783	EUR	8,778,523	24,587	—
RBC Capital Markets	6/2/2023	USD	111,502,198	EUR	104,588,873	292,934	—
Goldman Sachs & Co.	6/2/2023	USD	48,127,952	GBP	38,831,654	176,704	—
JP Morgan & Chase Co.	6/2/2023	USD	2,334,844	GBP	1,883,850	8,572	—
RBC Capital Markets	6/2/2023	USD	1,662,045	GBP	1,336,700	744	—
RBC Capital Markets	6/2/2023	USD	53,497,115	GBP	43,163,720	196,417	—
RBC Capital Markets	6/2/2023	USD	2,055,210	NOK	22,901,100	7,915	—
RBC Capital Markets	6/2/2023	USD	80,516	NOK	897,191	310	—
RBC Capital Markets	6/2/2023	USD	68,791	NOK	749,900	—	(1,233)
RBC Capital Markets	6/2/2023	USD	2,087,033	NOK	23,255,700	8,038	—
Goldman Sachs & Co.	6/2/2023	USD	10,190,217	SEK	110,906,250	29,861	—
JP Morgan & Chase Co.	6/2/2023	USD	1,354,941	SEK	14,746,636	3,970	—
RBC Capital Markets	6/2/2023	USD	367,093	SEK	3,876,900	—	(9,834)
RBC Capital Markets	6/2/2023	USD	10,807,205	SEK	117,621,300	31,669	—
Goldman Sachs & Co.	7/5/2023	CHF	29,737,300	USD	32,654,309	—	(132,742)
JP Morgan & Chase Co.	7/5/2023	CHF	5,737,122	USD	6,299,926	—	(25,575)
JP Morgan & Chase Co.	7/5/2023	CHF	1,002,000	USD	1,100,282	—	(4,480)
RBC Capital Markets	7/5/2023	CHF	28,919,517	USD	31,756,308	—	(129,091)
Goldman Sachs & Co.	7/5/2023	DKK	65,446,200	USD	9,390,103	—	(27,089)
JP Morgan & Chase Co.	7/5/2023	DKK	8,480,342	USD	1,216,692	—	(3,563)
JP Morgan & Chase Co.	7/5/2023	DKK	4,460,000	USD	639,876	—	(1,883)
RBC Capital Markets	7/5/2023	DKK	73,186,600	USD	10,500,682	—	(30,293)
Goldman Sachs & Co.	7/5/2023	EUR	101,768,800	USD	108,706,888	—	(299,493)
JP Morgan & Chase Co.	7/5/2023	EUR	1,240,000	USD	1,324,499	—	(3,688)
JP Morgan & Chase Co.	7/5/2023	EUR	8,778,523	USD	9,376,911	—	(25,922)
RBC Capital Markets	7/5/2023	EUR	104,588,873	USD	111,718,906	—	(308,106)
Goldman Sachs & Co.	7/5/2023	GBP	38,831,654	USD	48,162,900	—	(177,993)
JP Morgan & Chase Co.	7/5/2023	GBP	1,883,850	USD	2,336,530	—	(8,644)
RBC Capital Markets	7/5/2023	GBP	43,163,720	USD	53,535,962	—	(197,850)
Goldman Sachs & Co.	7/5/2023	NOK	1,165,000	USD	104,716	—	(419)
RBC Capital Markets	7/5/2023	NOK	23,255,700	USD	2,090,419	—	(8,282)
RBC Capital Markets	7/5/2023	NOK	22,901,100	USD	2,058,544	—	(8,155)
RBC Capital Markets	7/5/2023	NOK	897,191	USD	80,647	—	(320)
Goldman Sachs & Co.	7/5/2023	SEK	110,906,250	USD	10,208,645	—	(31,486)
JP Morgan & Chase Co.	7/5/2023	SEK	14,746,636	USD	1,357,391	—	(4,186)
JP Morgan & Chase Co.	7/5/2023	SEK	2,437,000	USD	224,314	—	(697)
RBC Capital Markets	7/5/2023	SEK	117,621,300	USD	10,826,749	—	(33,392)
RBC Capital Markets	7/5/2023	USD	1,124,984	GBP	907,000	4,126	—

Total unrealized appreciation (depreciation)						$14,836,042	$(1,539,121)

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar

See Notes to Financial Statements.	75

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2023

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$443,557,407	$—	$—	$443,557,407
Preferred Stocks	3,521,264	—	—	3,521,264
Warrants	60,381	—	—	60,381
Exchange-Traded Funds	1,135,223	—	—	1,135,223
Short-Term Investments (a)	16,855,934	—	—	16,855,934
Derivatives (b)
Forward Foreign Currency Contracts	—	14,836,042	—	14,836,042
Futures Contracts	11,786	—	—	11,786

TOTAL	$465,141,995	$14,836,042	$—	$479,978,037

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(1,539,121)	$—	$(1,539,121)
Futures Contracts	(215,196)	—	—	(215,196)

TOTAL	$(215,196)	$(1,539,121)	$—	$(1,754,317)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

See Notes to Financial Statements.	76

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF

May 31, 2023

	Number of Shares	Value
COMMON STOCKS — 98.0%
Austria — 0.9%
Agrana Beteiligungs AG	81	$1,511
ANDRITZ AG	365	19,566
AT&S Austria Technologie & Systemtechnik AG	109	3,328
BAWAG Group AG, 144A*	418	18,167
CA Immobilien Anlagen AG	197	5,380
DO & CO AG*	41	5,040
Erste Group Bank AG	1,725	55,813
EVN AG	165	3,677
IMMOFINANZ AG*	165	2,730
Kontron AG	184	3,764
Lenzing AG*	67	3,882
Oesterreichische Post AG (a)	179	6,266
OMV AG	713	31,765
Palfinger AG	67	2,020
Porr AG	39	560
Raiffeisen Bank International AG*	672	9,841
Schoeller-Bleckmann Oilfield Equipment AG	67	3,681
Semperit AG Holding	44	990
UNIQA Insurance Group AG	728	6,249
Verbund AG	356	26,846
Vienna Insurance Group AG Wiener Versicherung Gruppe	165	4,286
voestalpine AG	619	19,175
Wienerberger AG	534	15,092

(Cost $272,089)		249,629

Belgium — 2.8%
Ackermans & van Haaren NV	124	20,319
Aedifica SA REIT	200	13,415
Ageas SA/NV (a)	818	32,640
AGFA-Gevaert NV*	754	1,979
Anheuser-Busch InBev SA/NV	4,341	231,587
Barco NV	300	7,773
Bekaert SA	151	6,459
bpost SA	408	1,708
Cofinimmo SA REIT	152	11,796
Deme Group NV*	39	4,969
D’ieteren Group	115	19,877
Elia Group SA/NV	153	18,497
Etablissements Franz Colruyt NV	338	11,200
Euronav NV	641	10,154
Exmar NV	259	2,962
Fagron	324	5,822
Galapagos NV* (a)	250	10,336
Groupe Bruxelles Lambert NV	489	37,676
Immobel SA (a)	17	719
Intervest Offices & Warehouses NV REIT (a)	95	1,574
Ion Beam Applications	95	1,523
KBC Ancora	165	7,870
KBC Group NV	1,248	81,613
Kinepolis Group NV	67	2,979
Melexis NV	114	10,400
Montea NV REIT	82	6,653

	Number of Shares	Value
Belgium (Continued)
Ontex Group NV*	324	$2,466
Proximus SADP	812	6,303
Recticel SA	198	2,616
Retail Estates NV REIT	53	3,631
Sofina SA	72	14,853
Solvay SA (a)	361	37,684
Telenet Group Holding NV	198	4,218
Tessenderlo Group SA	163	4,957
UCB SA	644	56,116
Umicore SA (a)	1,005	27,930
VGP NV (a)	58	5,732
Warehouses De Pauw CVA REIT	794	22,270
X-Fab Silicon Foundries SE, 144A*	212	1,797
Xior Student Housing NV REIT	151	4,511

(Cost $949,913)		757,584

Finland — 3.1%
Aktia Bank OYJ	294	2,875
Anora Group OYJ	165	855
Cargotec OYJ, Class B	193	10,282
Caverion OYJ	417	3,744
Citycon OYJ* (a)	592	3,809
Elisa OYJ	728	40,776
Finnair OYJ*	2,291	1,396
Fortum OYJ	2,183	29,004
F-Secure OYJ	352	1,008
Huhtamaki OYJ	463	15,134
Incap OYJ*	79	849
Kemira OYJ	608	9,631
Kempower OYJ*	63	2,225
Kesko OYJ, Class B	1,303	24,631
Kojamo OYJ	643	6,447
Kone OYJ, Class B	1,714	86,970
Konecranes OYJ	353	13,172
Marimekko OYJ	128	1,172
Metsa Board OYJ, Class B	850	6,837
Metso Corp.	3,319	36,311
Musti Group OYJ*	112	2,285
Neste OYJ	2,129	80,491
Nokia OYJ	26,818	108,787
Nokian Renkaat OYJ	584	5,060
Oriola OYJ, Class B	464	676
Orion OYJ, Class B	529	22,386
Outokumpu OYJ	1,652	9,013
Puuilo OYJ	182	1,384
QT Group OYJ*	92	8,237
Revenio Group OYJ	109	3,568
Rovio Entertainment OYJ, 144A	212	2,085
Sampo OYJ, Class A	2,277	104,706
Stora Enso OYJ, Class R	2,939	37,211
Talenom OYJ	296	2,386
TietoEVRY OYJ	520	14,274
Tokmanni Group Corp.	240	3,076
UPM-Kymmene OYJ	2,677	80,321
Uponor OYJ	251	7,378
Valmet OYJ (a)	773	22,747
Wartsila OYJ Abp	2,489	28,175

See Notes to Financial Statements.	77

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Finland (Continued)
YIT OYJ	570	$1,225

(Cost $934,159)		842,599

France — 33.7%
AB Science SA*	109	483
ABC arbitrage	95	627
Abivax SA*	144	2,795
Accor SA	934	30,919
Aeroports de Paris*	139	21,113
Air France-KLM* (a)	5,436	9,657
Air Liquide SA	2,618	438,339
Airbus SE	2,967	388,627
AKWEL	39	586
ALD SA, 144A	672	7,233
Alstom SA	1,653	45,480
Altarea SCA REIT*	29	3,658
Alten SA	138	22,067
Amundi SA, 144A (a)	296	16,642
Antin Infrastructure Partners SA	168	2,642
Arkema SA	281	24,479
Atos SE* (a)	654	9,518
Aubay	17	838
AXA SA	9,175	259,056
Believe SA*	95	1,139
Beneteau SA	123	2,067
BioMerieux	210	21,019
BNP Paribas SA (a)	5,558	320,871
Boiron SA	17	689
Bollore SE	4,407	28,217
Bonduelle SCA	53	653
Bouygues SA	1,102	35,291
Bureau Veritas SA	1,424	36,120
Capgemini SE	823	143,216
Carmila SA REIT*	250	3,725
Carrefour SA	2,986	54,850
Casino Guichard Perrachon SA* (a)	165	982
CGG SA*	3,134	2,185
Chargeurs SA	84	1,110
Cie de Saint-Gobain (a)	2,453	135,820
Cie des Alpes	172	2,636
Cie Generale des Etablissements Michelin SCA	3,418	97,037
Cie Plastic Omnium SA	240	3,881
Coface SA	560	7,752
Covivio SA REIT	235	11,490
Credit Agricole SA (a)	6,058	69,235
Danone SA	3,212	189,999
Dassault Aviation SA	123	20,799
Dassault Systemes SE	3,330	146,329
Derichebourg SA	489	2,558
Edenred	1,256	80,660
Eiffage SA	378	40,251
Elior Group SA, 144A*	436	1,324
Elis SA (a)	940	16,257
Engie SA	9,145	137,262
Equasens	30	2,479
Eramet SA	42	3,641
Esker SA	35	5,376

	Number of Shares	Value
France (Continued)
EssilorLuxottica SA (a)	1,457	$262,327
Etablissements Maurel et Prom SA	474	1,863
Eurazeo SE	210	14,344
Euroapi SA* (a)	235	2,461
Eutelsat Communications SA (a)	826	5,249
Faurecia SE*	752	15,538
Fnac Darty SA	67	2,398
Gaztransport Et Technigaz SA	151	15,099
Gecina SA REIT	241	24,666
Getlink SE	1,933	32,811
Hermes International	159	323,221
ICADE REIT	179	7,125
ID Logistics Group*	13	3,474
Imerys SA (a)	151	5,368
Interparfums SA	95	6,793
Ipsen SA*	183	21,145
IPSOS	194	9,493
JCDecaux SE*	377	7,648
Kaufman & Broad SA	55	1,517
Kering SA	373	198,692
Klepierre SA REIT	1,035	23,432
Korian SA (a)	350	2,782
La Francaise des Jeux SAEM, 144A	506	19,504
Legrand SA*	1,333	126,042
LISI (a)	70	1,867
L’Oreal SA	1,205	513,922
LVMH Moet Hennessy Louis Vuitton SE	1,381	1,201,440
Maisons du Monde SA, 144A	179	1,787
Manitou BF SA	39	890
McPhy Energy SA* (a)	84	844
Mercialys SA REIT	309	2,479
Mersen SA	93	3,534
Metropole Television SA	109	1,505
Neoen SA, 144A	387	11,599
Nexans SA	147	11,313
Nexity SA (a)	179	3,670
Orange SA	9,493	113,363
Ovh Groupe Sas*	256	2,769
Pernod Ricard SA	1,032	222,938
PEUGEOT INVEST	17	1,790
Pierre & Vacances SA*	1,352	2,428
Publicis Groupe SA	1,148	85,062
Quadient SA	151	2,770
Remy Cointreau SA	112	17,209
Renault SA	952	31,835
Rexel SA*	1,201	24,545
Rubis SCA	471	12,838
Safran SA	1,712	247,850
Sanofi (a)	5,676	575,645
Sartorius Stedim Biotech	141	37,016
Schneider Electric SE	2,715	468,219
SCOR SE (a)	766	19,577
SEB SA	114	10,699
Seche Environnement SA	24	2,558
SES-imagotag SA*	31	5,222
SMCP SA, 144A*	165	1,291
Societe BIC SA	109	6,501

See Notes to Financial Statements.	78

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
France (Continued)
Societe Generale SA (a)	3,686	$85,222
Sodexo SA	448	48,390
SOITEC*	142	19,876
Sopra Steria Group SACA	85	15,954
SPIE SA (a)	737	21,853
Technip Energies NV	668	13,242
Teleperformance	302	45,161
Television Francaise 1 (a)	170	1,179
Thales SA	533	74,235
TotalEnergies SE (a)	11,842	671,883
Trigano SA	38	5,146
Ubisoft Entertainment SA*	491	13,924
Unibail-Rodamco-Westfield REIT* (a)	569	26,031
Valeo	982	18,852
Vallourec SA*	645	6,744
Valneva SE*	489	2,722
Veolia Environnement SA	3,416	100,559
Verallia SA, 144A	401	13,922
Vicat SA	86	2,298
Vilmorin & Cie SA	39	2,610
Vinci SA	2,657	301,956
Virbac SA	24	7,311
Vivendi SE	3,484	30,872
Voltalia SA*	137	2,202
Wavestone	57	2,720
Wendel SE	141	14,815
Worldline SA, 144A*	1,216	47,247

(Cost $8,772,476)		9,288,572

Germany — 23.6%
1&1 AG	182	1,945
About You Holding SE*	165	796
Adesso SE	13	1,579
adidas AG	813	131,656
ADVA Optical Networking SE*	140	2,918
AIXTRON SE	534	16,559
Allianz SE	2,017	431,151
Amadeus Fire AG	38	4,882
Atoss Software AG	16	3,497
AURELIUS Equity Opportunities SE & Co. KGaA	139	2,560
Aurubis AG	156	11,926
Auto1 Group SE, 144A*	418	3,585
BASF SE	4,479	212,642
Basler AG	39	911
Bayer AG	4,916	273,981
Bayerische Motoren Werke AG	1,656	180,409
BayWa AG*	56	2,257
Bechtle AG	406	15,918
Beiersdorf AG	503	64,062
Bertrandt AG	17	872
Bilfinger SE	127	4,491
Borussia Dortmund GmbH & Co. KGaA*	337	1,488
Brenntag SE	776	60,866
CANCOM SE	168	5,179
Carl Zeiss Meditec AG	196	21,967
CECONOMY AG*	756	1,749
Cewe Stiftung & Co. KGaA	17	1,630

	Number of Shares	Value
Germany (Continued)
Commerzbank AG*	5,439	$54,649
CompuGroup Medical SE & Co. KGaA	162	8,606
Continental AG	567	37,746
Covestro AG, 144A*	994	38,313
CropEnergies AG	198	2,002
CTS Eventim AG & Co. KGaA	332	22,322
CureVac NV*	572	5,454
Daimler Truck Holding AG*	2,484	75,141
Datagroup SE	17	1,010
Delivery Hero SE, 144A*	871	32,585
Dermapharm Holding SE	81	4,059
Deutsche Bank AG (b)	9,929	100,569
Deutsche Beteiligungs AG	67	2,030
Deutsche Boerse AG	952	164,341
Deutsche EuroShop AG	133	2,872
Deutsche Lufthansa AG*	2,962	29,001
Deutsche Pfandbriefbank AG, 144A	598	4,494
Deutsche Post AG	5,028	225,995
Deutsche Telekom AG	16,201	359,247
Deutz AG	786	4,663
DIC Asset AG (a)	211	1,198
Draegerwerk AG & Co. KGaA	3	124
Duerr AG	245	7,160
E.ON SE	11,200	135,400
Eckert & Ziegler Strahlen- und Medizintechnik AG	67	2,842
Einhell Germany AG	3	468
Elmos Semiconductor SE	40	2,805
ElringKlinger AG	123	1,120
Encavis AG*	614	9,930
Energiekontor AG	28	2,059
Evonik Industries AG*	1,052	21,078
Evotec SE*	710	15,323
Fielmann AG	106	5,303
flatexDEGIRO AG*	310	2,919
Formycon AG*	46	3,702
Fraport AG Frankfurt Airport Services Worldwide*	179	9,100
Freenet AG	562	13,781
Fresenius Medical Care AG & Co. KGaA	1,041	44,453
Fresenius SE & Co. KGaA	2,149	58,782
GEA Group AG	779	32,716
Gerresheimer AG	166	18,241
GFT Technologies SE	81	2,539
GRENKE AG	124	3,678
Hamborner REIT AG REIT	362	2,569
Hamburger Hafen und Logistik AG	109	1,414
Hannover Rueck SE	302	64,626
Heidelberg Materials AG	726	51,900
Heidelberger Druckmaschinen AG*	1,149	2,034
HelloFresh SE*	785	18,653
Henkel AG & Co. KGaA	520	37,307
Hensoldt AG	257	8,186
HOCHTIEF AG	109	9,064
Hornbach Holding AG & Co. KGaA	41	2,901
HUGO BOSS AG	298	20,252
Hypoport SE*	15	2,378

See Notes to Financial Statements.	79

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Germany (Continued)
Indus Holding AG	74	$1,950
Infineon Technologies AG	6,548	243,081
Instone Real Estate Group SE, 144A	195	1,051
Ionos Se*	139	1,914
Jenoptik AG	293	9,759
JOST Werke AG, 144A	55	2,898
K+S AG	922	14,832
KION Group AG	361	12,579
Kloeckner & Co. SE	296	2,810
Knaus Tabbert AG	45	2,309
Knorr-Bremse AG	379	25,919
Krones AG	67	7,484
LANXESS AG	418	14,999
LEG Immobilien SE*	351	18,200
MBB SE	3	251
Medios AG*	114	2,128
Mercedes-Benz Group AG	4,293	320,160
Merck KGaA	646	112,380
METRO AG*	599	4,652
MorphoSys AG* (a)	137	3,485
MTU Aero Engines AG	270	62,281
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	701	250,266
Nagarro SE*	39	3,227
Nemetschek SE	280	21,920
Nordex SE* (a)	628	7,575
Norma Group SE	111	2,002
Northern Data AG*	113	2,259
OHB SE	17	562
PATRIZIA SE	184	1,626
Pfeiffer Vacuum Technology AG	17	2,740
PNE AG	154	2,334
ProSiebenSat.1 Media SE*	783	6,334
Puma SE	502	23,889
PVA TePla AG*	85	1,708
Rational AG	27	18,110
Rheinmetall AG	221	55,844
RWE AG	3,175	132,764
SAF-Holland SA	242	3,099
Salzgitter AG	142	4,611
SAP SE	5,223	682,115
Scout24 SE, 144A	389	24,948
Secunet Security Networks AG*	13	2,757
SGL Carbon SE* (a)	426	3,855
Siemens AG	3,803	623,332
Siemens Energy AG*	2,606	66,129
Siemens Healthineers AG, 144A	1,419	80,237
Siltronic AG	82	7,038
Sixt SE	67	7,341
SMA Solar Technology AG*	77	8,272
Software AG	281	9,924
Stabilus SE	114	6,799
Steico SE	30	1,449
STRATEC SE	30	1,825
Stroeer SE & Co. KGaA	181	8,776
Suedzucker AG	292	5,019
Suess Microtec Se	103	2,725

	Number of Shares	Value
Germany (Continued)
SUSE SA*	253	$3,816
Symrise AG	667	71,281
Synlab AG	379	3,650
TAG Immobilien AG*	696	5,572
Takkt AG	137	2,035
Talanx AG	311	17,336
TeamViewer AG, 144A*	727	11,373
Telefonica Deutschland Holding AG	5,189	14,615
thyssenkrupp AG	2,599	17,857
United Internet AG	478	6,867
Varta AG (a)	113	1,771
VERBIO Vereinigte BioEnergie AG	109	3,882
Vitesco Technologies Group AG*	95	6,169
Volkswagen AG	141	21,160
Vonovia SE	3,591	65,867
Vossloh AG	44	1,862
Wacker Chemie AG	93	12,346
Wacker Neuson SE	123	2,695
Wuestenrot & Wuerttembergische AG	81	1,370
Zalando SE, 144A*	1,076	31,100

(Cost $6,873,161)		6,503,737

Ireland — 2.5%
AerCap Holdings NV*	815	46,520
AIB Group PLC	6,688	27,394
Bank of Ireland Group PLC	5,461	51,333
Cairn Homes PLC	3,760	4,196
CRH PLC	3,696	174,224
Dalata Hotel Group PLC*	865	3,943
Flutter Entertainment PLC*	884	172,588
Glanbia PLC	1,092	15,793
Glenveagh Properties PLC, 144A*	3,063	3,405
Irish Residential Properties REIT PLC REIT	2,295	2,433
Kerry Group PLC, Class A	797	77,678
Kingspan Group PLC	753	49,967
Origin Enterprises PLC	520	1,945
Smurfit Kappa Group PLC	1,254	44,542
Uniphar PLC	1,769	6,240

(Cost $643,848)		682,201

Italy — 7.0%
A2A SpA	6,979	11,548
ACEA SpA	221	3,189
AMCO — Asset Management Co SpA, Class B* (c)	13	0
Amplifon SpA (a)	612	21,116
Anima Holding SpA, 144A	1,149	3,989
Antares Vision SpA*	212	1,604
Ariston Holding NV (a)	463	5,058
Arnoldo Mondadori Editore SpA	391	767
Ascopiave SpA	207	535
Assicurazioni Generali SpA	5,129	97,121
Azimut Holding SpA	488	9,689
Banca Generali SpA	279	8,589
Banca IFIS SpA	113	1,691
Banca Mediolanum SpA	1,038	8,739
Banca Monte dei Paschi di Siena SpA*	2,428	5,471
Banca Popolare di Sondrio SpA	2,053	7,681

See Notes to Financial Statements.	80

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Italy (Continued)
Banco BPM SpA	6,948	$27,167
BFF Bank SpA, 144A	895	9,275
Biesse SpA	53	663
BPER Banca	5,080	12,978
Brembo SpA	686	10,427
Brunello Cucinelli SpA	188	16,217
Buzzi Unicem SpA	437	9,977
Carel Industries SpA, 144A	179	4,965
Cementir Holding NV	109	825
CIR SpA-Compagnie Industriali*	3,163	1,234
Credito Emiliano SpA	378	2,602
Danieli & C Officine Meccaniche SpA	53	1,272
Danieli & C Officine Meccaniche SpA-RSP	137	2,478
Datalogic SpA	81	591
Davide Campari-Milano NV	2,690	35,108
De’ Longhi SpA	391	7,636
DiaSorin SpA	117	12,031
Digital Bros SpA	30	567
Digital Value SpA	14	937
doValue SpA, 144A	376	1,644
El.En. SpA	196	2,179
Enav SpA, 144A	1,232	5,202
Enel SpA	40,740	255,098
Eni SpA	11,693	155,608
ERG SpA	323	8,859
Esprinet SpA	338	2,128
Eurogroup Laminations SpA*	427	2,716
Ferrari NV	634	180,670
Fila SpA	95	802
Fincantieri SpA*	2,044	1,136
FinecoBank Banca Fineco SpA	3,147	41,745
Gruppo MutuiOnline SpA*	123	3,780
GVS SpA, 144A*	282	1,744
Hera SpA (a)	4,030	12,596
Illimity Bank SpA	265	1,758
Industrie de Nora SpA	151	3,165
Infrastrutture Wireless Italiane SpA, 144A	1,579	20,085
Interpump Group SpA	361	19,363
Intesa Sanpaolo SpA	80,709	185,955
Iren SpA	3,666	7,308
Italgas SpA	2,236	12,715
Iveco Group NV*	880	6,571
Juventus Football Club SpA*	3,913	1,257
Leonardo SpA	1,959	21,003
Lu-VE SpA	87	2,781
Maire Tecnimont SpA	492	1,765
MARR SpA	151	2,353
Mediobanca Banca di Credito Finanziario SpA	2,881	31,703
MFE-MediaForEurope NV, Class A	2,242	1,062
MFE-MediaForEurope NV, Class B	1,059	731
Moncler SpA	1,041	70,458
Nexi SpA, 144A*	3,096	24,251
OVS SpA, 144A	954	2,498
Pharmanutra SpA	16	1,004
Piaggio & C SpA	701	2,700
Pirelli & C SpA, 144A*	1,649	7,770

	Number of Shares	Value
Italy (Continued)
Poste Italiane SpA, 144A	2,718	$28,170
Prysmian SpA	1,277	47,324
RAI Way SpA, 144A	435	2,483
Recordati Industria Chimica e Farmaceutica SpA	506	21,970
Reply SpA	135	14,603
Safilo Group SpA*	1,594	2,017
Saipem SpA*	5,844	7,390
Salcef Group SpA	70	1,642
Salvatore Ferragamo SpA	224	3,615
Sanlorenzo SpA	55	2,184
Saras SpA	2,407	2,804
Seco SpA*	151	772
Sesa SpA	39	4,498
Snam SpA	9,843	51,449
SOL SpA	165	4,524
Tamburi Investment Partners SpA*	712	6,705
Technogym SpA, 144A	599	5,478
Technoprobe SpA*	640	5,028
Telecom Italia SpA*	49,618	13,142
Terna — Rete Elettrica Nazionale	7,163	59,966
Tinexta SpA	123	2,278
Tod’s SpA*	41	1,665
UniCredit SpA	9,228	176,700
Unipol Gruppo SpA	1,871	9,334
Webuild SpA (a)	1,663	3,216
Wiit SpA	26	549
Zignago Vetro SpA	151	2,489

(Cost $1,936,343)		1,929,895

Luxembourg — 0.6%
APERAM SA	226	7,397
ArcelorMittal SA	2,459	61,058
Aroundtown SA	5,212	5,460
B&S Group SARL, 144A	109	431
Befesa SA, 144A	229	8,543
Eurofins Scientific SE	686	45,198
Grand City Properties SA	492	3,629
SES SA	1,885	11,182
Shurgard Self Storage Ltd. REIT	114	5,217
Tenaris SA	2,269	28,304

(Cost $242,946)		176,419

Netherlands — 14.0%
Aalberts NV	491	20,731
ABN AMRO Bank NV, 144A	2,094	30,452
Adyen NV, 144A*	109	177,888
Aegon NV	8,597	37,814
Akzo Nobel NV	867	65,279
Alfen N.V., 144A* (a)	111	7,923
AMG Advanced Metallurgical Group NV	137	6,171
Arcadis NV	361	14,640
Argenx SE*	279	108,732
ASM International NV	235	101,833
ASML Holding NV	2,016	1,447,018
ASR Nederland NV (a)	759	32,290
Basic-Fit NV, 144A* (a)	298	11,372
BE Semiconductor Industries NV	372	40,976

See Notes to Financial Statements.	81

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Netherlands (Continued)
Brunel International NV	109	$1,347
Corbion NV	263	7,219
Ebusco Holding NV* (a)	98	803
Eurocommercial Properties NV REIT	183	4,174
Euronext NV, 144A	407	27,038
EXOR NV*	557	46,237
Fastned BV* (a)	39	1,186
Flow Traders Ltd.	137	3,166
Fugro NV*	643	9,244
Heineken Holding NV	574	48,808
Heineken NV	1,297	130,984
IMCD NV	279	41,915
ING Groep NV	18,103	222,683
JDE Peet’s NV	668	19,407
Just Eat Takeaway.com NV, 144A*	1,066	16,030
Koninklijke Ahold Delhaize NV	4,915	155,823
Koninklijke BAM Groep NV	1,363	2,768
Koninklijke KPN NV	16,034	55,153
Koninklijke Philips NV*	4,647	87,651
Koninklijke Vopak NV	335	11,763
NN Group NV	1,284	46,280
NSI NV REIT	85	1,814
OCI NV	504	11,200
Ordina NV	464	2,807
Pharming Group NV*	4,167	5,073
PostNL NV	2,008	3,111
Prosus NV*	4,017	264,368
QIAGEN NV*	1,154	52,067
Randstad NV	568	27,843
SBM Offshore NV	697	9,469
Shop Apotheke Europe NV, 144A*	78	7,584
Signify NV, 144A	626	15,952
Sligro Food Group NV	109	1,829
Stellantis NV	11,291	171,162
TKH Group NV	197	9,775
TomTom NV*	296	2,259
Universal Music Group NV	4,103	81,135
Van Lanschot Kempen NV	123	3,366
Vastned Retail NV REIT	67	1,404
Wereldhave NV REIT	165	2,416
Wolters Kluwer NV	1,286	146,808

(Cost $3,460,823)		3,864,240

Poland — 0.1%
InPost SA* (Cost $13,547)	1,246	13,438

Portugal — 0.6%
Altri SGPS SA (a)	268	1,182
Banco Comercial Portugues SA, Class R	38,038	8,359
Corticeira Amorim SGPS SA	209	2,198
CTT-Correios de Portugal SA	534	1,858
EDP — Energias de Portugal SA	14,653	71,453
Galp Energia SGPS SA	2,393	25,313
Greenvolt-Energias Renovaveis SA*	295	1,923
Jeronimo Martins SGPS SA	1,365	32,945
Mota-Engil SGPS SA	991	1,947
Navigator Co. SA	1,050	3,455

	Number of Shares	Value
Portugal (Continued)
NOS SGPS SA	1,079	$3,979
REN — Redes Energeticas Nacionais SGPS SA	1,834	4,911
Semapa-Sociedade de Investimento e Gestao	100	1,370
Sonae SGPS SA	5,272	5,089

(Cost $170,150)		165,982

Spain — 7.7%
Acciona SA	129	20,863
Acerinox SA	996	10,157
ACS Actividades de Construccion y Servicios SA	1,043	34,695
Aena SME SA, 144A	382	59,696
Almirall SA	470	4,132
Amadeus IT Group SA*	2,250	160,896
Applus Services SA	576	5,517
Atresmedia Corp. de Medios de Comunicacion SA	352	1,321
Banco Bilbao Vizcaya Argentaria SA	30,168	197,349
Banco de Sabadell SA	27,414	27,076
Banco Santander SA	82,194	267,525
Bankinter SA (a)	3,256	18,592
CaixaBank SA	20,936	76,691
Cellnex Telecom SA, 144A* (a)	2,831	114,718
Cia de Distribucion Integral Logista Holdings SA	333	8,279
CIE Automotive SA (a)	236	6,745
Construcciones y Auxiliar de Ferrocarriles SA	81	2,576
Corp ACCIONA Energias Renovables SA*	333	11,077
Distribuidora Internacional de Alimentacion SA*	55,147	814
Ebro Foods SA (a)	291	5,170
EDP Renovaveis SA*	16	318
EDP Renovaveis SA	1,250	24,825
eDreams ODIGEO SA*	320	1,775
Enagas SA	1,177	22,463
Ence Energia y Celulosa SA	450	1,390
Endesa SA	1,535	33,193
Faes Farma SA	1,498	5,292
Ferrovial SA	2,547	78,816
Fluidra SA (a)	488	8,622
Gestamp Automocion SA, 144A	645	2,827
Global Dominion Access SA, 144A	422	1,834
Grenergy Renovables SA*	44	1,155
Grifols SA* (a)	1,454	16,855
Iberdrola SA	29,214	355,986
Indra Sistemas SA (a)	631	7,736
Industria de Diseno Textil SA	5,452	182,347
Inmobiliaria Colonial Socimi SA REIT	1,678	9,820
Laboratorios Farmaceuticos Rovi SA	132	5,830
Lar Espana Real Estate Socimi SA REIT	380	1,994
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	2,796	2,645
Mapfre SA (a)	4,742	9,316
Melia Hotels International SA* (a)	450	2,852
Merlin Properties Socimi SA REIT	1,538	12,642

See Notes to Financial Statements.	82

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Spain (Continued)
Miquel y Costas & Miquel SA	140	$1,739
Naturgy Energy Group SA	697	19,833
Neinor Homes SA, 144A*	268	2,567
Pharma Mar SA	68	2,358
Prosegur Cash SA, 144A	2,142	1,449
Prosegur Cia de Seguridad SA	1,093	1,951
Red Electrica Corp. SA	1,972	33,399
Repsol SA	6,634	89,986
Sacyr SA (a)	1,795	5,372
Solaria Energia y Medio Ambiente SA*	380	5,157
Soltec Power Holdings SA*	225	994
Talgo SA, 144A*	433	1,437
Tecnicas Reunidas SA*	137	1,215
Telefonica SA	25,996	110,315
Unicaja Banco SA, 144A	7,999	7,618
Vidrala SA	99	9,386
Viscofan SA	195	13,027

(Cost $2,350,683)		2,132,225

Switzerland — 0.9%
DSM-Firmenich AG*	872	96,974
STMicroelectronics NV	3,424	148,574

(Cost $232,280)		245,548

United Kingdom — 0.5%
Allfunds Group PLC	1,611	10,986
CNH Industrial NV	5,118	65,374
Coca-Cola Europacific Partners PLC	1,041	64,948

(Cost $131,088)		141,308

TOTAL COMMON STOCKS (Cost $26,983,506)		26,993,377

PREFERRED STOCKS — 1.5%
Germany — 1.5%
Bayerische Motoren Werke AG	308	31,655
Dr Ing hc F Porsche AG, 144A*	579	71,885
Draegerwerk AG & Co. KGaA	58	2,697
FUCHS PETROLUB SE	347	12,314
Henkel AG & Co. KGaA	866	68,999
Jungheinrich AG	212	6,735
Porsche Automobil Holding SE*	786	43,604
Sartorius AG (a)	132	44,233
Schaeffler AG	433	2,636
Sixt SE	98	6,987
STO SE & Co. KGaA	13	2,415
Volkswagen AG	1,029	128,226

(Cost $453,395)		422,386

RIGHTS — 0.0%
Austria — 0.0%
S IMMO AG*, expires 12/31/49 (c) (Cost $0)	188	0

	Number of Shares	Value
Spain — 0.0%
Almirall SA*, expires 6/7/23 (c) (Cost $27)	136	$25

TOTAL RIGHTS (Cost $27)		25

WARRANTS — 0.0%
Italy — 0.0%
Webuild SpA* (c), expires 8/2/30 (Cost $0)	38	25

Spain — 0.0%
Abengoa SA* (c), expires 3/31/25 (Cost $43)	7,125	0

TOTAL WARRANTS (Cost $43)		25

EXCHANGE-TRADED FUNDS — 0.0%
iShares Currency Hedged MSCI Eurozone ETF	100	3,149
iShares MSCI Eurozone ETF	100	4,413

(Cost $6,341)		7,562

SECURITIES LENDING COLLATERAL — 5.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (d)(e) (Cost $1,477,246)	1,477,246	1,477,246

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 5.04% (d) (Cost $8,289)	8,289	8,289

TOTAL INVESTMENTS — 104.9% (Cost $28,928,847)		$28,908,910
Other assets and liabilities, net — (4.9%)		(1,344,108)

NET ASSETS — 100.0%		$27,564,802

See Notes to Financial Statements.	83

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2023

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
COMMON STOCKS — 0.4%
Germany — 0.4%
Deutsche Bank AG (b)
53,391	75,855		(12,198)	(11,550)	(4,929)	3,209	—	9,929	100,569

SECURITIES LENDING COLLATERAL — 5.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (d)(e)
999,756	477,490	(f)	—	—	—	9,158	—	1,477,246	1,477,246

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 5.04% (d)
22,163	1,167,643		(1,181,517)	—	—	1,932	—	8,289	8,289

1,075,310	1,720,988		(1,193,715)	(11,550)	(4,929)	14,299	—	1,495,464	1,586,104

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2023 amounted to $2,252,295, which is 8.2% of net assets.

(b)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(c)	Investment was valued using significant unobservable inputs.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $954,601.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

CVA:	Credit Valuation Adjustment
REIT:	Real Estate Investment Trust
RSP:	Risparmio (Convertible Savings Shares)
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2023, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Depreciation
EURO STOXX 50 Futures	EUR	4	$183,579	$180,302	6/16/2023	$(3,277)

As of May 31, 2023, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	6/2/2023	EUR	5,703,300	USD	6,307,279	$211,017	$—
Goldman Sachs & Co.	6/2/2023	EUR	239,000	USD	264,306	8,839	—
JP Morgan & Chase Co.	6/2/2023	EUR	2,846,530	USD	3,148,091	105,433	—
RBC Capital Markets	6/2/2023	EUR	16,576,400	USD	18,332,670	614,142	—
Goldman Sachs & Co.	6/2/2023	USD	35,367	EUR	32,000	—	(1,162)
Goldman Sachs & Co.	6/2/2023	USD	6,300,971	EUR	5,910,300	16,554	—
JP Morgan & Chase Co.	6/2/2023	USD	3,034,686	EUR	2,846,530	7,973	—
RBC Capital Markets	6/2/2023	USD	17,672,100	EUR	16,576,400	46,427	—
Goldman Sachs & Co.	7/5/2023	EUR	681,000	USD	727,427	—	(2,004)
Goldman Sachs & Co.	7/5/2023	EUR	5,910,300	USD	6,313,235	—	(17,393)
JP Morgan & Chase Co.	7/5/2023	EUR	2,846,530	USD	3,040,564	—	(8,406)
RBC Capital Markets	7/5/2023	EUR	16,576,400	USD	17,706,446	—	(48,832)

Total unrealized appreciation (depreciation)						$1,010,385	$(77,797)

See Notes to Financial Statements.	84

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2023

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

EUR	Euro
USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$26,993,377	$—	$0	$26,993,377
Preferred Stocks	422,386	—	—	422,386
Rights (a)	—	—	25	25
Warrants (a)	—	—	25	25
Exchange-Traded Funds	7,562	—	—	7,562
Short-Term Investments (a)	1,485,535	—	—	1,485,535
Derivatives (b)
Forward Foreign Currency Contracts	—	1,010,385	—	1,010,385

TOTAL	$28,908,860	$1,010,385	$50	$29,919,295

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(77,797)	$—	$(77,797)
Futures Contracts	(3,277)	—	—	(3,277)

TOTAL	$(3,277)	$(77,797)	$—	$(81,074)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

During the period ended May 31, 2023, the amount of transfers from Level 1 to Level 3 was $77. The investment was transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity.

See Notes to Financial Statements.	85

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Germany Hedged Equity ETF

May 31, 2023

	Number of Shares	Value
COMMON STOCKS — 89.5%
Communication Services — 5.9%
Deutsche Telekom AG	22,338	$495,331
Scout24 SE, 144A	523	33,542
Telefonica Deutschland Holding AG	6,301	17,747

(Cost $481,503)		546,620

Consumer Discretionary — 11.6%
adidas AG	1,118	181,047
Bayerische Motoren Werke AG	2,284	248,824
Continental AG	753	50,128
Delivery Hero SE, 144A*	1,199	44,857
Mercedes-Benz Group AG	5,899	439,931
Puma SE	718	34,168
Volkswagen AG	202	30,315
Zalando SE, 144A*	1,535	44,366

(Cost $1,417,293)		1,073,636

Consumer Staples — 1.8%
Beiersdorf AG	691	88,005
HelloFresh SE*	1,120	26,613
Henkel AG & Co. KGaA	709	50,867

(Cost $203,763)		165,485

Financials — 16.1%
Allianz SE	2,779	594,036
Commerzbank AG*	7,301	73,358
Deutsche Bank AG (a)	13,389	135,616
Deutsche Boerse AG	1,311	226,315
Hannover Rueck SE	413	88,379
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	966	344,874
Talanx AG	444	24,750

(Cost $1,486,604)		1,487,328

Health Care — 9.6%
Bayer AG	6,772	377,420
Carl Zeiss Meditec AG	276	30,933
Fresenius Medical Care AG & Co. KGaA	1,405	59,997
Fresenius SE & Co. KGaA	2,891	79,078
Merck KGaA	892	155,176
QIAGEN NV*	1,559	70,339
Siemens Healthineers AG, 144A	1,950	110,263

(Cost $1,426,762)		883,206

Industrials — 18.9%
Brenntag SE	1,058	82,985
Daimler Truck Holding AG*	3,415	103,303
Deutsche Lufthansa AG*	4,098	40,124
Deutsche Post AG	6,940	311,934
GEA Group AG	1,030	43,257
Knorr-Bremse AG	493	33,715
MTU Aero Engines AG	366	84,425
Rational AG	36	24,147
Rheinmetall AG	298	75,301
Siemens AG	5,236	858,208
Siemens Energy AG*	3,558	90,287

(Cost $1,387,508)		1,747,686

Information Technology — 14.3%
Bechtle AG	569	22,309
Infineon Technologies AG	9,004	334,255

	Number of Shares	Value
Information Technology (Continued)
Nemetschek SE	390	$30,532
SAP SE	7,194	939,524

(Cost $986,085)		1,326,620

Materials — 6.0%
BASF SE	6,164	292,637
Covestro AG, 144A*	1,320	50,879
Evonik Industries AG*	1,427	28,592
Heidelberg Materials AG	991	70,845
Symrise AG	909	97,143
Wacker Chemie AG	129	17,126

(Cost $893,795)		557,222

Real Estate — 1.3%
LEG Immobilien SE*	501	25,978
Vonovia SE	4,905	89,969

(Cost $267,655)		115,947

Utilities — 4.0%
E.ON SE	15,496	187,335
RWE AG	4,340	181,479

(Cost $353,545)		368,814

TOTAL COMMON STOCKS (Cost $8,904,513)		8,272,564

PREFERRED STOCKS — 5.7%
Consumer Discretionary — 4.0%
Bayerische Motoren Werke AG	407	41,829
Dr Ing hc F Porsche AG, 144A*	780	96,839
Porsche Automobil Holding SE	1,049	58,194
Volkswagen AG	1,423	177,324

(Cost $523,903)		374,186

Consumer Staples — 1.0%
Henkel AG & Co. KGaA (Cost $131,628)	1,171	93,301

Health Care — 0.7%
Sartorius AG (Cost $33,980)	182	60,988

TOTAL PREFERRED STOCKS (Cost $689,511)		528,475

EXCHANGE-TRADED FUNDS — 2.3%
iShares Currency Hedged MSCI Germany ETF	2,500	77,450
iShares MSCI Germany ETF	4,850	135,703

(Cost $216,736)		213,153

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 5.04% (b) (Cost $1,145)	1,145	1,145

TOTAL INVESTMENTS — 97.5% (Cost $9,811,905)		$9,015,337
Other assets and liabilities, net — 2.5%		229,013

NET ASSETS — 100.0%		$9,244,350

See Notes to Financial Statements.	86

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Germany Hedged Equity ETF (Continued)

May 31, 2023

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
COMMON STOCKS — 1.5%
Financials — 1.5%
Deutsche Bank AG (a)
186,311	19,143	(51,465)		(87,984)	69,611	4,536	—	13,389	135,616

SECURITIES LENDING COLLATERAL — 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares, 5.03% (b)(c)
15,960	—	(15,960	)(d)	—	—	47	—	—	—

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 5.04% (b)
6,428	665,912	(671,195)		—	—	966	—	1,145	1,145

208,699	685,055	(738,620)		(87,984)	69,611	5,549	—	14,534	136,761

*	Non-income producing security.
(a)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At May 31, 2023, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
DAX Mini Futures	EUR	3	$248,521	$251,165	6/16/2023	$2,644

As of May 31, 2023, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	6/2/2023	EUR	2,629,867	USD	2,908,370	$97,303	$—
Goldman Sachs & Co.	6/2/2023	EUR	80,000	USD	88,471	2,959	—
JP Morgan & Chase Co.	6/2/2023	EUR	2,823,000	USD	3,122,069	104,561	—
RBC Capital Markets	6/2/2023	EUR	2,898,319	USD	3,205,396	107,380	—
Goldman Sachs & Co.	6/2/2023	USD	2,888,989	EUR	2,709,867	7,590	—
JP Morgan & Chase Co.	6/2/2023	USD	3,009,600	EUR	2,823,000	7,907	—
RBC Capital Markets	6/2/2023	USD	3,089,898	EUR	2,898,319	8,118	—
Goldman Sachs & Co.	7/5/2023	EUR	2,709,867	USD	2,894,612	—	(7,975)
Goldman Sachs & Co.	7/5/2023	EUR	104,000	USD	111,090	—	(306)
JP Morgan & Chase Co.	7/5/2023	EUR	2,823,000	USD	3,015,430	—	(8,336)
RBC Capital Markets	7/5/2023	EUR	2,898,319	USD	3,095,903	—	(8,538)

Total unrealized appreciation (depreciation)						$335,818	$(25,155)

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

EUR	Euro
USD	U.S. Dollar

See Notes to Financial Statements.	87

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Germany Hedged Equity ETF (Continued)

May 31, 2023

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$8,272,564	$—	$—	$8,272,564
Preferred Stocks (a)	528,475	—	—	528,475
Exchange-Traded Funds	213,153	—	—	213,153
Short-Term Investments (a)	1,145	—	—	1,145
Derivatives (b)
Forward Foreign Currency Contracts	—	335,818	—	335,818
Futures Contracts	2,644	—	—	2,644

TOTAL	$9,017,981	$335,818	$—	$9,353,799

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(25,155)	$—	$(25,155)

TOTAL	$—	$(25,155)	$—	$(25,155)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

See Notes to Financial Statements.	88

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF

May 31, 2023

	Number of Shares	Value
COMMON STOCKS — 98.0%
Communication Services — 7.1%
Capcom Co. Ltd.	14,700	$573,967
CyberAgent, Inc.	36,500	258,834
Dentsu Group, Inc.	16,936	544,578
Hakuhodo DY Holdings, Inc.	19,580	205,462
KDDI Corp.	127,015	3,911,870
Koei Tecmo Holdings Co. Ltd.	10,440	175,867
Konami Group Corp.	8,564	454,247
Nexon Co. Ltd.	33,164	677,443
Nintendo Co. Ltd.	88,210	3,758,224
Nippon Telegraph & Telephone Corp.	101,452	2,879,904
SoftBank Corp.	243,800	2,599,425
SoftBank Group Corp.	87,386	3,433,973
Square Enix Holdings Co. Ltd.	7,200	322,986
Toho Co. Ltd.	9,498	374,262
Z Holdings Corp.	226,828	565,096

(Cost $21,559,225)		20,736,138

Consumer Discretionary — 18.0%
Aisin Corp.	12,523	360,432
Bandai Namco Holdings, Inc.	50,921	1,195,497
Bridgestone Corp. (a)	48,507	1,976,836
Denso Corp.	36,810	2,275,047
Fast Retailing Co. Ltd.	14,818	3,475,702
Honda Motor Co. Ltd.	130,645	3,755,487
Iida Group Holdings Co. Ltd.	13,466	222,686
Isuzu Motors Ltd.	49,495	576,924
Koito Manufacturing Co. Ltd.	17,444	328,284
Mazda Motor Corp.	48,304	413,960
McDonald’s Holdings Co. Japan Ltd.	7,419	305,120
Nissan Motor Co. Ltd.	197,047	739,536
Nitori Holdings Co. Ltd.	6,847	835,204
Open House Group Co. Ltd.	6,500	250,063
Oriental Land Co. Ltd.	92,625	3,474,975
Pan Pacific International Holdings Corp.	32,300	551,528
Panasonic Holdings Corp.	187,444	1,964,916
Rakuten Group, Inc. (a)	81,038	335,029
Sekisui Chemical Co. Ltd.	31,352	433,179
Sekisui House Ltd.	52,352	1,023,367
Sharp Corp.*	18,455	105,968
Shimano, Inc.	6,584	1,035,388
Sony Group Corp.	106,993	10,106,068
Subaru Corp.	52,217	899,111
Sumitomo Electric Industries Ltd.	60,613	719,569
Suzuki Motor Corp.	31,289	1,033,497
Toyota Motor Corp.	900,065	12,329,259
USS Co. Ltd.	17,418	283,664
Yamaha Corp.	11,907	472,605
Yamaha Motor Co. Ltd.	25,224	622,792
ZOZO, Inc.	10,334	210,945

(Cost $49,962,857)		52,312,638

Consumer Staples — 6.5%
Aeon Co. Ltd.	55,502	1,099,483
Ajinomoto Co., Inc.	38,201	1,486,364
Asahi Group Holdings Ltd.	40,897	1,587,740
Japan Tobacco, Inc. (a)	101,889	2,223,166

	Number of Shares	Value
Consumer Staples (Continued)
Kao Corp.	39,584	$1,385,618
Kikkoman Corp.	11,548	682,146
Kirin Holdings Co. Ltd.	65,889	983,428
Kobayashi Pharmaceutical Co. Ltd.	4,300	243,201
Kobe Bussan Co. Ltd.	12,800	353,246
Kose Corp.	2,788	280,151
MatsukiyoCocokara & Co.	9,700	520,072
MEIJI Holdings Co. Ltd.	18,686	419,119
Nisshin Seifun Group, Inc.	16,575	208,072
Nissin Foods Holdings Co. Ltd.	5,270	449,742
Seven & i Holdings Co. Ltd.	63,902	2,680,834
Shiseido Co. Ltd.	33,907	1,544,159
Suntory Beverage & Food Ltd.	11,836	435,806
Unicharm Corp.	34,274	1,306,016
Welcia Holdings Co. Ltd.	8,200	173,505
Yakult Honsha Co. Ltd.	10,938	710,489

(Cost $19,791,584)		18,772,357

Energy — 0.7%
ENEOS Holdings, Inc.	244,537	814,041
Idemitsu Kosan Co. Ltd.	17,660	343,250
Inpex Corp.	82,344	874,711

(Cost $2,570,698)		2,032,002

Financials — 10.9%
Chiba Bank Ltd.	44,960	281,071
Concordia Financial Group Ltd.	89,238	345,871
Dai-ichi Life Holdings, Inc.	80,219	1,378,679
Daiwa Securities Group, Inc.	113,244	514,505
GMO Payment Gateway, Inc.	3,600	284,744
Japan Exchange Group, Inc.	42,632	697,809
Japan Post Bank Co. Ltd.	125,225	935,648
Japan Post Holdings Co. Ltd.	186,270	1,316,223
Japan Post Insurance Co. Ltd.	16,800	252,859
Mitsubishi HC Capital, Inc.	74,616	405,414
Mitsubishi UFJ Financial Group, Inc.	969,142	6,486,452
Mizuho Financial Group, Inc.	204,777	3,017,457
MS&AD Insurance Group Holdings, Inc.	36,389	1,253,145
Nomura Holdings, Inc.	246,977	866,835
ORIX Corp.	99,527	1,696,942
Resona Holdings, Inc.	181,676	826,067
SBI Holdings, Inc.	20,199	378,391
Shizuoka Financial Group, Inc.	35,982	264,974
Sompo Holdings, Inc.	26,575	1,085,317
Sumitomo Mitsui Financial Group, Inc.	110,872	4,518,437
Sumitomo Mitsui Trust Holdings, Inc.	28,162	991,456
T&D Holdings, Inc.	42,049	574,033
Tokio Marine Holdings, Inc.	153,013	3,452,883

(Cost $31,474,814)		31,825,212

Health Care — 9.4%
Asahi Intecc Co. Ltd.	17,900	341,105
Astellas Pharma, Inc.	153,635	2,434,231
Chugai Pharmaceutical Co. Ltd.	57,035	1,537,172
Daiichi Sankyo Co. Ltd.	156,983	5,115,398
Eisai Co. Ltd.	21,412	1,362,868
Hoya Corp.	30,286	3,818,221
Kyowa Kirin Co. Ltd.	22,960	441,649

See Notes to Financial Statements.	89

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Health Care (Continued)
M3, Inc.	37,484	$836,176
Nippon Shinyaku Co. Ltd.	4,500	206,065
Olympus Corp.	102,076	1,551,379
Ono Pharmaceutical Co. Ltd.	32,883	615,649
Otsuka Holdings Co. Ltd.	33,100	1,228,970
Shionogi & Co. Ltd.	22,208	1,000,376
Sysmex Corp.	14,244	933,311
Takeda Pharmaceutical Co. Ltd.	134,323	4,262,279
Terumo Corp.	57,102	1,740,213

(Cost $26,331,590)		27,425,062

Industrials — 22.4%
AGC, Inc. (a)	17,362	634,291
ANA Holdings, Inc.* (a)	13,618	302,514
BayCurrent Consulting, Inc.	11,200	410,781
Central Japan Railway Co.	12,252	1,493,632
Dai Nippon Printing Co. Ltd.	18,343	523,333
Daifuku Co. Ltd.	25,800	523,870
Daikin Industries Ltd.	22,348	4,260,275
East Japan Railway Co.	25,685	1,417,307
FANUC Corp.	81,445	2,804,759
Fuji Electric Co. Ltd.	10,806	455,275
Hankyu Hanshin Holdings, Inc.	19,440	618,815
Hikari Tsushin, Inc.	1,752	253,636
Hitachi Construction Machinery Co. Ltd.	9,020	223,355
Hitachi Ltd.	79,734	4,604,628
Hoshizaki Corp.	9,108	328,169
ITOCHU Corp.	100,888	3,418,570
Japan Airlines Co. Ltd.	11,954	228,741
Kajima Corp.	35,876	503,410
Kawasaki Kisen Kaisha Ltd.	11,700	263,266
Keio Corp.	8,636	304,344
Keisei Electric Railway Co. Ltd.	10,984	421,779
Kintetsu Group Holdings Co. Ltd.	15,410	510,441
Komatsu Ltd.	78,537	1,855,688
Kubota Corp.	85,963	1,188,952
Kurita Water Industries Ltd.	8,642	354,178
Lixil Corp.	24,316	314,149
Makita Corp.	19,044	516,679
Marubeni Corp.	129,787	1,855,630
MINEBEA MITSUMI, Inc.	30,824	594,909
MISUMI Group, Inc.	24,120	528,017
Mitsubishi Corp.	105,191	4,217,455
Mitsubishi Electric Corp.	164,026	2,141,491
Mitsubishi Heavy Industries Ltd.	27,202	1,153,095
Mitsui & Co. Ltd.	111,471	3,523,548
Mitsui OSK Lines Ltd. (a)	29,200	665,423
MonotaRO Co. Ltd.	20,800	289,625
NGK Insulators Ltd.	19,664	237,535
Nidec Corp.	35,390	1,762,832
NIPPON EXPRESS HOLDINGS, Inc.	6,139	345,009
Nippon Yusen KK (a)	41,136	877,637
Obayashi Corp.	55,108	444,582
Odakyu Electric Railway Co. Ltd.	24,977	364,280
Persol Holdings Co. Ltd.	15,100	285,689
Recruit Holdings Co. Ltd.	122,391	3,768,580
Secom Co. Ltd.	17,872	1,171,926

	Number of Shares	Value
Industrials (Continued)
SG Holdings Co. Ltd.	27,200	$399,825
Shimizu Corp.	47,868	290,661
SMC Corp.	4,858	2,617,898
Sumitomo Corp.	95,573	1,808,564
Taisei Corp.	14,352	456,854
Tobu Railway Co. Ltd.	15,690	411,043
Tokyu Corp.	45,122	583,598
TOPPAN, Inc.	21,239	454,735
Toshiba Corp.	34,923	1,127,713
TOTO Ltd.	11,338	344,636
Toyota Industries Corp.	12,399	767,123
Toyota Tsusho Corp.	18,031	794,619
West Japan Railway Co.	18,679	783,090
Yamato Holdings Co. Ltd.	24,217	443,754
Yaskawa Electric Corp.	20,382	863,117

(Cost $60,590,259)		65,109,330

Information Technology — 14.6%
Advantest Corp.	16,300	2,095,338
Azbil Corp.	9,900	313,716
Brother Industries Ltd.	19,722	286,505
Canon, Inc. (a)	84,897	2,108,943
Disco Corp.	7,800	1,139,279
FUJIFILM Holdings Corp.	31,657	1,938,842
Fujitsu Ltd.	14,888	1,893,525
Hamamatsu Photonics KK	11,888	606,666
Hirose Electric Co. Ltd.	2,566	348,457
Ibiden Co. Ltd.	9,600	525,046
Itochu Techno-Solutions Corp.	8,000	208,433
Keyence Corp.	16,543	8,050,353
Kyocera Corp.	27,208	1,547,824
Lasertec Corp.	6,400	994,509
Murata Manufacturing Co. Ltd.	48,745	2,868,547
NEC Corp.	20,793	977,528
Nomura Research Institute Ltd.	32,422	816,804
NTT Data Corp.	53,540	767,410
Obic Co. Ltd.	5,967	967,483
Omron Corp.	14,817	895,986
Oracle Corp. (a)	3,272	250,816
Otsuka Corp.	9,660	364,698
Renesas Electronics Corp.*	108,100	1,776,774
Ricoh Co. Ltd.	46,634	390,276
Rohm Co. Ltd.	7,412	628,284
SCSK Corp.	13,400	212,361
Seiko Epson Corp.	24,524	372,987
Shimadzu Corp.	20,136	624,350
SUMCO Corp.	29,700	424,423
TDK Corp.	32,984	1,264,199
TIS, Inc.	18,600	521,988
Tokyo Electron Ltd.	38,042	5,273,865
Trend Micro, Inc.	11,372	541,971
Yokogawa Electric Corp.	18,808	355,303

(Cost $34,870,462)		42,353,489

Materials — 4.5%
Asahi Kasei Corp.	106,484	724,924
JFE Holdings, Inc.	41,719	516,229

See Notes to Financial Statements.	90

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Materials (Continued)
JSR Corp.	15,051	$363,514
Mitsubishi Chemical Group Corp.	108,696	611,101
Mitsui Chemicals, Inc.	14,581	368,907
Nippon Paint Holdings Co. Ltd.	80,515	618,924
Nippon Sanso Holdings Corp.	14,780	303,397
Nippon Steel Corp.	68,537	1,335,814
Nissan Chemical Corp.	10,802	469,838
Nitto Denko Corp.	12,718	906,440
Oji Holdings Corp.	73,084	281,687
Shin-Etsu Chemical Co. Ltd.	154,655	4,769,801
Sumitomo Chemical Co. Ltd.	119,256	356,078
Sumitomo Metal Mining Co. Ltd.	21,005	637,726
Toray Industries, Inc.	117,742	622,999
Tosoh Corp.	22,100	254,588

(Cost $13,447,876)		13,141,967

Real Estate — 2.9%
Daito Trust Construction Co. Ltd.	5,251	499,377
Daiwa House Industry Co. Ltd.	50,917	1,330,987
Daiwa House REIT Investment Corp. REIT	186	390,490
GLP J REIT	389	412,662
Hulic Co. Ltd.	32,610	272,208
Japan Metropolitan Fund Invest REIT	593	419,665
Japan Real Estate Investment Corp. REIT	111	422,250
Mitsubishi Estate Co. Ltd.	95,524	1,099,049
Mitsui Fudosan Co. Ltd.	76,482	1,461,571
Nippon Building Fund, Inc. REIT	130	520,653
Nippon Prologis REIT, Inc. REIT (a)	190	398,478
Nomura Real Estate Holdings, Inc.	9,228	223,539
Nomura Real Estate Master Fund, Inc. REIT	360	423,499
Sumitomo Realty & Development Co. Ltd.	24,250	586,386

(Cost $10,099,793)		8,460,814

	Number of Shares	Value
Utilities — 1.0%
Chubu Electric Power Co., Inc.	54,634	$652,118
Kansai Electric Power Co., Inc.	59,707	683,958
Osaka Gas Co. Ltd.	31,789	504,015
Tokyo Electric Power Co. Holdings, Inc.*	129,584	447,371
Tokyo Gas Co. Ltd.	33,265	708,873

(Cost $3,233,670)		2,996,335

TOTAL COMMON STOCKS (Cost $273,932,828)		285,165,344

EXCHANGE-TRADED FUNDS — 0.2%
iShares Currency Hedged MSCI Japan ETF	6,774	209,249
iShares MSCI Japan ETF	5,200	308,568

(Cost $486,603)		517,817

SECURITIES LENDING COLLATERAL — 1.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (b)(c) (Cost $3,785,348)	3,785,348	3,785,348

CASH EQUIVALENTS — 1.5%
DWS ESG Liquidity Fund “Capital Shares”, 5.20% (b)	122,281	122,244
DWS Government Money Market Series “Institutional Shares”, 5.04% (b)	4,433,180	4,433,180

TOTAL CASH EQUIVALENTS (Cost $4,555,459)		4,555,424

TOTAL INVESTMENTS — 101.0% (Cost $282,760,238)		$294,023,933
Other assets and liabilities, net — (1.0%)		(3,014,029)

NET ASSETS — 100.0%		$291,009,904

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
SECURITIES LENDING COLLATERAL — 1.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (b)(c)
466,150	3,319,198	(d)	—	—	—	49,220	—	3,785,348	3,785,348

CASH EQUIVALENTS — 1.5%
DWS ESG Liquidity Fund “Capital Shares”, 5.20% (b)
117,904	4,306		—	—	34	4,319	—	122,281	122,244
DWS Government Money Market Series “Institutional Shares”, 5.04% (b)
—	120,407,158		(115,973,978)	—	—	163,012	—	4,433,180	4,433,180

584,054	123,730,662		(115,973,978)	—	34	216,551	—	8,340,809	8,340,772

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2023 amounted to $6,967,565, which is 2.4% of net assets.

See Notes to Financial Statements.	91

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2023

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $3,616,115.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

REIT: Real Estate Investment Trust

At May 31, 2023, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
Nikkei 225 Futures	JPY	4	$785,889	$885,699	6/08/2023	$99,810
TOPIX Index Futures	JPY	39	5,532,103	5,951,121	6/08/2023	419,018

Total unrealized appreciation						$518,828

As of May 31, 2023, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	6/2/2023	JPY	9,234,567,100	USD	68,134,187	$1,853,426	$—
Goldman Sachs & Co.	6/2/2023	JPY	1,971,748,000	USD	14,547,673	395,525	—
Goldman Sachs & Co.	6/2/2023	JPY	16,000,000	USD	117,017	2,178	—
Goldman Sachs & Co.	6/2/2023	JPY	1,086,518,200	USD	7,932,295	133,851	—
Goldman Sachs & Co.	6/2/2023	JPY	362,172,700	USD	2,628,555	29,074	—
JP Morgan & Chase Co.	6/2/2023	JPY	9,520,181,100	USD	70,241,755	1,911,009	—
JP Morgan & Chase Co.	6/2/2023	JPY	362,172,700	USD	2,616,600	17,119	—
JP Morgan & Chase Co.	6/2/2023	JPY	724,345,500	USD	5,232,126	33,163	—
RBC Capital Markets	6/2/2023	JPY	13,663,914,100	USD	100,814,654	2,742,419	—
Goldman Sachs & Co.	6/2/2023	USD	90,691,808	JPY	12,671,006,000	253,865	—
JP Morgan & Chase Co.	6/2/2023	USD	75,916,683	JPY	10,606,699,300	212,507	—
RBC Capital Markets	6/2/2023	USD	97,798,476	JPY	13,663,914,100	273,759	—
Goldman Sachs & Co.	7/5/2023	JPY	12,671,006,000	USD	91,158,317	—	(294,239)
JP Morgan & Chase Co.	7/5/2023	JPY	10,606,699,300	USD	76,307,189	—	(246,302)
JP Morgan & Chase Co.	7/5/2023	JPY	3,784,227,000	USD	27,224,243	—	(88,286)
RBC Capital Markets	7/5/2023	JPY	13,663,914,100	USD	98,301,187	—	(317,649)

Total unrealized appreciation (depreciation)						$7,857,895	$(946,476)

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

JPY	Japanese Yen
USD	U.S. Dollar

See Notes to Financial Statements.	92

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2023

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$285,165,344	$—	$—	$285,165,344
Exchange-Traded Funds	517,817	—	—	517,817
Short-Term Investments (a)	8,340,772	—	—	8,340,772
Derivatives (b)
Forward Foreign Currency Contracts	—	7,857,895	—	7,857,895
Futures Contracts	518,828	—	—	518,828

TOTAL	$294,542,761	$7,857,895	$—	$302,400,656

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(946,476)	$—	$(946,476)

TOTAL	$—	$(946,476)	$—	$(946,476)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

See Notes to Financial Statements.	93

DBX ETF Trust

Statements of Assets and Liabilities

May 31, 2023

	Xtrackers MSCI All World ex US Hedged Equity ETF	Xtrackers MSCI Emerging Markets Hedged Equity ETF	Xtrackers MSCI Europe Hedged Equity ETF	Xtrackers MSCI Eurozone Hedged Equity ETF
Assets
Investment in non-affiliated securities at value	$128,878,954	$87,675,272	$447,376,500	$27,322,806
Investment in affiliated securities at value	112,988	—	897,775	100,569
Investment in DWS ESG Liquidity Fund	—	—	664,743	—
Investment in DWS Government Money Market Series*	2,327,718	912,728	1,116,927	8,289
Investment in DWS Government & Agency Securities Portfolio**	2,996,484	179,111	15,074,264	1,477,246
Cash	21	76	159	—
Foreign currency at value	600,915	219,003	3,782,053	107,425
Receivable for return of collateral pledged for forward foreign currency contracts	110,000	10,000	—	—
Unrealized appreciation on forward foreign currency contracts	2,951,993	825,720	14,836,042	1,010,385
Deposit with broker for futures contracts	143,285	45,390	866,073	14,160
Receivables:
Investment securities sold	681,453	1,667,079	2,706,478	49,896
Dividends	452,222	168,087	1,282,338	75,958
Interest	10,587	4,636	7,114	59
Securities lending income	5,887	598	37,001	4,004
Foreign tax reclaim	178,383	—	1,987,074	20,145

Total assets	$139,450,890	$91,707,700	$490,634,541	$30,190,942

Liabilities
Payable upon return of securities loaned	$2,996,484	$179,111	$15,074,264	$1,477,246
Payable upon return of deposit for forward foreign currency contracts	—	70,000	—	—
Unrealized depreciation on forward foreign currency contracts	454,850	381,026	1,539,121	77,797
Payables:
Investment securities purchased	2,903,577	1,887,506	14,594,089	1,057,331
Investment advisory fees	45,664	49,541	181,216	10,728
Variation margin on futures contracts	47,745	14,773	286,903	3,038
Deferred foreign tax	103,537	336,261	—	—
IRS closing agreements fee	—	—	255,300	—
Accrued other expenses	—	—	20,000	—

Total liabilities	6,551,857	2,918,218	31,950,893	2,626,140

Net Assets, at value	$132,899,033	$88,789,482	$458,683,648	$27,564,802

Net Assets Consist of
Paid-in capital	$135,613,524	$102,374,503	$575,345,859	$28,153,161
Distributable earnings (loss)	(2,714,491)	(13,585,021)	(116,662,211)	(588,359)

Net Assets, at value	$132,899,033	$88,789,482	$458,683,648	$27,564,802

Number of Common Shares outstanding	4,600,001	4,050,001	12,550,001	700,001

Net Asset Value	$28.89	$21.92	$36.55	$39.38

Investment in non-affiliated securities at cost	$119,117,376	$77,959,481	$488,047,899	$27,260,279

Investment in affiliated securities at cost	$137,317	$—	$2,297,392	$183,033

Value of securities loaned	$4,764,797	$1,005,478	$22,377,388	$2,252,295

Investment in DWS ESG Liquidity Fund at cost	$—	$—	$664,942	$—

Investment in DWS Government Money Market Series at cost*	$2,327,718	$912,728	$1,116,927	$8,289

Investment in DWS Government & Agency Securities Portfolio at cost**	$2,996,484	$179,111	$15,074,264	$1,477,246

Non-cash collateral for securities on loan	$2,372,391	$912,877	$11,497,216	$954,601

Foreign currency at cost	$610,018	$227,237	$3,856,153	$108,133

* Includes collateral held for forward foreign currency contracts	$—	$70,000	$—	$—

**	Represents collateral on securities loaned.

See Notes to Financial Statements.	94

DBX ETF Trust

Statements of Assets and Liabilities (Continued)

May 31, 2023

	Xtrackers MSCI Germany Hedged Equity ETF	Xtrackers MSCI Japan Hedged Equity ETF
Assets
Investment in non-affiliated securities at value	$8,878,576	$285,683,161
Investment in affiliated securities at value	135,616	—
Investment in DWS ESG Liquidity Fund	—	122,244
Investment in DWS Government Money Market Series	1,145	4,433,180
Investment in DWS Government & Agency Securities Portfolio*	—	3,785,348
Cash	—	548
Foreign currency at value	56,281	399,829
Unrealized appreciation on forward foreign currency contracts	335,818	7,857,895
Deposit with broker for futures contracts	19,516	274,812
Receivables:
Investment securities sold	33,352	1,845,450
Dividends	4,457	2,216,277
Interest	51	16,228
Securities lending income	5	1,982
Foreign tax reclaim	27,274	86,947

Total assets	$9,492,091	$306,723,901

Liabilities
Payable upon return of securities loaned	$—	$3,785,348
Unrealized depreciation on forward foreign currency contracts	25,155	946,476
Payables:
Investment securities purchased	204,727	10,765,046
Investment advisory fees	3,570	105,911
Variation margin on futures contracts	14,289	111,216

Total liabilities	247,741	15,713,997

Net Assets, at value	$9,244,350	$291,009,904

Net Assets Consist of
Paid-in capital	$17,396,785	$404,612,497
Distributable earnings (loss)	(8,152,435)	(113,602,593)

Net Assets, at value	$9,244,350	$291,009,904

Number of Common Shares outstanding	300,001	5,100,001

Net Asset Value	$30.81	$57.06

Investment in non-affiliated securities at cost	$9,395,340	$274,419,431

Investment in affiliated securities at cost	$415,420	$—

Value of securities loaned	$—	$6,967,565

Investment in DWS ESG Liquidity Fund at cost	$—	$122,279

Investment in DWS Government Money Market Series at cost	$1,145	$4,433,180

Investment in DWS Government & Agency Securities Portfolio at cost*	$—	$3,785,348

Non-cash collateral for securities on loan	$—	$3,616,115

Foreign currency at cost	$56,944	$401,283

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	95

DBX ETF Trust

Statements of Operations

For the Year Ended May 31, 2023

	Xtrackers MSCI All World ex US Hedged Equity ETF	Xtrackers MSCI Emerging Markets Hedged Equity ETF	Xtrackers MSCI Europe Hedged Equity ETF	Xtrackers MSCI Eurozone Hedged Equity ETF
Investment Income
Unaffiliated dividend income*,**	$4,172,026	$2,666,751	$16,900,580	$630,987
Affiliated dividend income	3,605	—	29,744	3,209
Income distributions from affiliated funds	91,329	35,427	267,347	1,932
Affiliated securities lending income	24,460	9,322	117,775	9,158
Other income	—	—	262,488	—

Total investment income†	4,291,420	2,711,500	17,577,934	645,286

Expenses
Investment advisory fees	538,523	588,824	2,237,736	70,718
Interest expense (see note 2):	14,887	9,023	63,197	263
Other expenses	3,650	403	82,612	289

Total expenses	557,060	598,250	2,383,545	71,270

Less fees waived (see note 3):
Waiver	(1,633)	(597)	(4,951)	(27)

Net expenses	555,427	597,653	2,378,594	71,243

Net investment income (loss)	3,735,993	2,113,847	15,199,340	574,043

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments***	(8,494,294)	(3,309,942)	(23,507,144)	(453,885)
Investments in affiliates	(20,844)	—	(217,362)	(11,080)
In-kind redemptions	2,609,462	727,366	33,074,951	297,623
In-kind redemptions in affiliates	2,538	—	(62,752)	(470)
Futures contracts	44,780	(22,349)	596,849	14,871
Foreign currency transactions	(47,414)	(61,320)	(59,625)	(749)
Forward foreign currency contracts	2,929,910	2,190,323	(5,975,102)	(577,215)
Payments by Affiliates (see note 6)	—	—	48	—

Net realized gain (loss)	(2,975,862)	(475,922)	3,849,863	(730,905)

Net change in unrealized appreciation (depreciation) on:
Investments****	393,160	(7,461,189)	(2,951,251)	128,438
Investments in affiliates	10,391	—	128,493	(4,929)
Futures contracts	(68,845)	(37,365)	(326,572)	(8,148)
Foreign currency translations	(20,055)	(26,028)	(88,930)	365
Forward foreign currency contracts	3,833,757	1,041,313	19,280,471	1,140,897

Net change in unrealized appreciation (depreciation)	4,148,408	(6,483,269)	16,042,211	1,256,623

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1,172,546	(6,959,191)	19,892,074	525,718

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,908,539	$(4,845,344)	$35,091,414	$1,099,761

* Unaffiliated foreign tax withheld	$481,708	$346,283	$1,792,108	$110,458
** Net of IRS Closing Agreement Fee	$—	$—	$255,300	$—
*** Including foreign taxes	$59,327	$50,666	$—	$—
**** Including (Net of) change in deferred foreign taxes	$(8,442)	$56,037	$—	$—

†

Total investment income includes $1,589,864 of non-recurring foreign dividend reclaims and $262,488 of non-recurring related interest which are included in Unaffiliated dividend income and Other income, respectively for Xtrackers MSCI Europe Hedged Equity ETF.

See Notes to Financial Statements.	96

DBX ETF Trust

Statements of Operations (Continued)

For the Year Ended May 31, 2023

	Xtrackers MSCI Germany Hedged Equity ETF	Xtrackers MSCI Japan Hedged Equity ETF
Investment Income
Unaffiliated dividend income*	$274,804	$5,298,893
Affiliated dividend income	4,536	—
Income distributions from affiliated funds	966	167,331
Affiliated securities lending income	47	49,220

Total investment income	280,353	5,515,444

Expenses
Investment advisory fees	38,411	1,017,205
Interest expense (see note 2):	—	31,186
Other expenses	173	2,825

Total expenses	38,584	1,051,216

Less fees waived (see note 3):
Waiver	(160)	(2,792)

Net expenses	38,424	1,048,424

Net investment income (loss)	241,929	4,467,020

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(680,773)	(12,169,311)
Investments in affiliates	(68,657)	—
In-kind redemptions	(16,368)	3,397,969
In-kind redemptions in affiliates	(19,327)	—
Futures contracts	2,938	746,219
Foreign currency transactions	(5,616)	(101,668)
Forward foreign currency contracts	(178,382)	13,411,556

Net realized gain (loss)	(966,185)	5,284,765

Net change in unrealized appreciation (depreciation) on:
Investments	850,221	21,120,362
Investments in affiliates	69,611	34
Futures contracts	(9)	482,857
Foreign currency translations	(1,384)	(42,049)
Forward foreign currency contracts	475,099	8,001,303

Net change in unrealized appreciation (depreciation)	1,393,538	29,562,507

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	427,353	34,847,272

Net Increase (Decrease) in Net Assets Resulting from Operations	$669,282	$39,314,292

* Unaffiliated foreign tax withheld	$45,053	$594,683

See Notes to Financial Statements.	97

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers MSCI All World ex US Hedged Equity ETF		Xtrackers MSCI Emerging Markets Hedged Equity ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,735,993	$3,790,573	$2,113,847	$2,206,226
Net realized gain (loss)	(2,975,862)	11,166,776	(475,922)	2,104,464
Net change in net unrealized appreciation (depreciation)	4,148,408	(20,502,502)	(6,483,269)	(25,281,095)

Net increase (decrease) in net assets resulting from operations	4,908,539	(5,545,153)	(4,845,344)	(20,970,405)

Distributions to Shareholders	(16,652,096)	(2,755,823)	(2,355,448)	(1,932,852)

Fund Shares Transactions
Proceeds from shares sold	—	38,846,234	5,375,253	10,392,890
Value of shares redeemed	(11,041,632)	—	(6,843,163)	(7,486,062)

Net increase (decrease) in net assets resulting from fund share transactions	(11,041,632)	38,846,234	(1,467,910)	2,906,828

Total net increase (decrease) in Net Assets	(22,785,189)	30,545,258	(8,668,702)	(19,996,429)

Net Assets
Beginning of year	155,684,222	125,138,964	97,458,184	117,454,613

End of year	$132,899,033	$155,684,222	$88,789,482	$97,458,184

Changes in Shares Outstanding
Shares outstanding, beginning of year	4,950,001	3,750,001	4,100,800	4,000,800
Shares sold	—	1,200,000	250,000	400,000
Shares redeemed	(350,000)	—	(300,799)	(300,000)

Shares outstanding, end of year	4,600,001	4,950,001	4,050,001	4,100,800

See Notes to Financial Statements.	98

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers MSCI Europe Hedged Equity ETF		Xtrackers MSCI Eurozone Hedged Equity ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$15,199,340	$16,144,511	$574,043	$344,293
Net realized gain (loss)	3,849,863	88,684,890	(730,905)	2,307,837
Net change in net unrealized appreciation (depreciation)	16,042,211	(89,272,383)	1,256,623	(3,058,939)

Net increase (decrease) in net assets resulting from operations	35,091,414	15,557,018	1,099,761	(406,809)

Distributions to Shareholders	(9,814,152)	(11,268,402)	(206,409)	(261,109)

Fund Shares Transactions
Proceeds from shares sold	102,071,418	78,587,519	15,755,852	—
Value of shares redeemed	(195,260,931)	(119,387,070)	(1,771,612)	(1,813,038)

Net increase (decrease) in net assets resulting from fund share transactions	(93,189,513)	(40,799,551)	13,984,240	(1,813,038)

Total net increase (decrease) in Net Assets	(67,912,251)	(36,510,935)	14,877,592	(2,480,956)

Net Assets
Beginning of year	526,595,899	563,106,834	12,687,210	15,168,166

End of year	$458,683,648	$526,595,899	$27,564,802	$12,687,210

Changes in Shares Outstanding
Shares outstanding, beginning of year	15,350,001	16,550,001	350,001	400,001
Shares sold	2,800,000	2,250,000	400,000	—
Shares redeemed	(5,600,000)	(3,450,000)	(50,000)	(50,000)

Shares outstanding, end of year	12,550,001	15,350,001	700,001	350,001

See Notes to Financial Statements.	99

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers MSCI Germany Hedged Equity ETF		Xtrackers MSCI Japan Hedged Equity ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$241,929	$260,783	$4,467,020	$3,125,480
Net realized gain (loss)	(966,185)	2,289,243	5,284,765	31,413,571
Net change in net unrealized appreciation (depreciation)	1,393,538	(3,573,222)	29,562,507	(31,093,217)

Net increase (decrease) in net assets resulting from operations	669,282	(1,023,196)	39,314,292	3,445,834

Distributions to Shareholders	(239,488)	(263,720)	(1,555,170)	(4,701,108)

Fund Shares Transactions
Proceeds from shares sold	—	—	89,775,794	9,961,877
Value of shares redeemed	(1,301,794)	(3,221,344)	(27,037,043)	(16,999,026)

Net increase (decrease) in net assets resulting from fund share transactions	(1,301,794)	(3,221,344)	62,738,751	(7,037,149)

Total net increase (decrease) in Net Assets	(872,000)	(4,508,260)	100,497,873	(8,292,423)

Net Assets
Beginning of year	10,116,350	14,624,610	190,512,031	198,804,454

End of year	$9,244,350	$10,116,350	$291,009,904	$190,512,031

Changes in Shares Outstanding
Shares outstanding, beginning of year	350,800	450,800	3,900,800	4,050,800
Shares sold	—	—	1,750,000	200,000
Shares redeemed	(50,799)	(100,000)	(550,799)	(350,000)

Shares outstanding, end of year	300,001	350,800	5,100,001	3,900,800

See Notes to Financial Statements.	100

DBX ETF Trust

Financial Highlights

Xtrackers MSCI All World ex US Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$31.45	$33.37	$25.63	$26.61	$27.71

Income (loss) from investment operations:
Net investment income (loss)(a)	0.81	0.88	0.64	0.62	0.73
Net realized and unrealized gain (loss)	0.25	(2.11)	7.73	(0.76)	(1.12)

Total from investment operations	1.06	(1.23)	8.37	(0.14)	(0.39)

Less distributions from:
Net investment income	(0.62)	(0.69)	(0.63)	(0.84)	(0.71)
Net realized gains	(3.00)	—	—	—	—

Total distributions	(3.62)	(0.69)	(0.63)	(0.84)	(0.71)

Net Asset Value, end of year	$28.89	$31.45	$33.37	$25.63	$26.61

Total Return (%)(b)	4.02	(3.79)	33.10	(0.78)	(1.30)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	133	156	125	99	98
Ratio of expenses before fee waiver (%)	0.41	0.40	0.40	0.41	0.41
Ratio of expenses after fee waiver (%)	0.41	0.40	0.40	0.41	0.41
Ratio of net investment income (loss) (%)	2.77	2.69	2.15	2.29	2.74
Portfolio turnover rate (%)(c)	14	6	14	10	13

Xtrackers MSCI Emerging Markets Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$23.77	$29.36	$21.03	$21.81	$23.91

Income (loss) from investment operations:
Net investment income (loss)(a)	0.52	0.53	0.39	0.58	0.52
Net realized and unrealized gain (loss)	(1.80)	(5.65)	8.42	(0.74)	(2.02)

Total from investment operations	(1.28)	(5.12)	8.81	(0.16)	(1.50)

Less distributions from:
Net investment income	(0.57)	(0.47)	(0.48)	(0.62)	(0.60)

Total distributions	(0.57)	(0.47)	(0.48)	(0.62)	(0.60)

Net Asset Value, end of year	$21.92	$23.77	$29.36	$21.03	$21.81

Total Return (%)(b)	(5.40)	(17.67)	42.20	(1.01)	(6.18)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	89	97	117	89	112
Ratio of expenses before fee waiver (%)	0.66	0.65	0.65	0.66	0.66
Ratio of expenses after fee waiver (%)	0.66	0.65	0.65	0.66	0.66
Ratio of net investment income (loss) (%)	2.33	2.00	1.48	2.62	2.29
Portfolio turnover rate (%)(c)	16	14	13	20	13

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	101

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers MSCI Europe Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2023	2022		2021	2020	2019
Net Asset Value, beginning of year	$34.31	$34.02		$26.91	$28.31	$28.71

Income (loss) from investment operations:
Net investment income (loss)(a)	1.04 (b)	0.97		0.77	0.52	0.75
Net realized and unrealized gain (loss)	1.85	(0.00	)(c)	7.07	(1.06)	(0.26)

Total from investment operations	2.89	0.97		7.84	(0.54)	0.49

Less distributions from:
Net investment income	(0.65)	(0.68)		(0.73)	(0.86)	(0.89)

Total distributions	(0.65)	(0.68)		(0.73)	(0.86)	(0.89)

Net Asset Value, end of year	$36.55	$34.31		$34.02	$26.91	$28.31

Total Return (%)(d)	8.77	2.85		29.68	(2.16)	1.88

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	459	527		563	487	849
Ratio of expenses before fee waiver (%)	0.48	0.45		0.45	0.46	0.47
Ratio of expenses after fee waiver (%)	0.48	0.45		0.45	0.46	0.47
Ratio of net investment income (loss) (%)	3.06 (b)	2.77		2.58	1.79	2.67
Portfolio turnover rate (%)(e)	13	5		9	13	7

Xtrackers MSCI Eurozone Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2023	2022		2021	2020	2019
Net Asset Value, beginning of year	$36.25	$37.92		$28.10	$29.80	$30.90

Income (loss) from investment operations:
Net investment income (loss)(a)	1.35	0.88		0.76	0.40	0.71
Net realized and unrealized gain (loss)	2.37	(1.90)		9.71	(1.15)	(1.13)

Total from investment operations	3.72	(1.02)		10.47	(0.75)	(0.42)

Less distributions from:
Net investment income	(0.59)	(0.65)		(0.65)	(0.95)	(0.68)

Total distributions	(0.59)	(0.65)		(0.65)	(0.95)	(0.68)

Net Asset Value, end of year	$39.38	$36.25		$37.92	$28.10	$29.80

Total Return (%)(d)	10.57	(2.77)		37.79	(2.80)	(1.34)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	28	13		15	21	31
Ratio of expenses before fee waiver (%)	0.45	0.45		0.45	0.47	0.47
Ratio of expenses after fee waiver (%)	0.45	0.45		0.45	0.46	0.47
Ratio of net investment income (loss) (%)	3.65	2.32		2.37	1.31	2.42
Portfolio turnover rate (%)(e)	14	7		10	11	5

(a)	Based on average shares outstanding during the period.
(b)

Net investment income per share and the ratio of net investment income include non-recurring foreign dividend reclaims and related interest amounting to $0.13 per share. Excluding these non-recurring amounts which are included in Unaffiliated dividend income and Other income, respectively in the Statement of Operations, the net investment income ratio would have been 2.70%.

(c)	Less than 0.005.
(d)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	102

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers MSCI Germany Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$28.84	$32.44	$25.49	$25.77	$27.93

Income (loss) from investment operations:
Net investment income (loss)(a)	0.79	0.66	0.95	0.24	0.53
Net realized and unrealized gain (loss)	1.86	(3.67)	6.84	0.08	(2.02)

Total from investment operations	2.65	(3.01)	7.79	0.32	(1.49)

Less distributions from:
Net investment income	(0.68)	(0.59)	(0.84)	(0.60)	(0.67)

Total distributions	(0.68)	(0.59)	(0.84)	(0.60)	(0.67)

Net Asset Value, end of year	$30.81	$28.84	$32.44	$25.49	$25.77

Total Return (%)(b)	9.67	(9.49)	31.15	1.15	(5.48)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	9	10	15	15	23
Ratio of expenses before fee waiver (%)	0.45	0.45	0.45	0.45	0.46
Ratio of expenses after fee waiver (%)	0.45	0.45	0.45	0.45	0.46
Ratio of net investment income (loss) (%)	2.83	2.10	3.29	0.90	2.03
Portfolio turnover rate (%)(c)	20	7	15	14	11

Xtrackers MSCI Japan Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$48.84	$49.08	$39.80	$37.95	$42.95

Income (loss) from investment operations:
Net investment income (loss)(a)	1.00	0.79	0.62	0.67	0.64
Net realized and unrealized gain (loss)	7.61	0.13	9.82	2.27	(4.24)

Total from investment operations	8.61	0.92	10.44	2.94	(3.60)

Less distributions from:
Net investment income	(0.39)	(1.16)	(1.16)	(1.09)	(1.40)

Total distributions	(0.39)	(1.16)	(1.16)	(1.09)	(1.40)

Net Asset Value, end of year	$57.06	$48.84	$49.08	$39.80	$37.95

Total Return (%)(b)	17.78	1.87	26.96	7.88	(8.59)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	291	191	199	221	414
Ratio of expenses before fee waiver (%)	0.47	0.45	0.45	0.46	0.47
Ratio of expenses after fee waiver (%)	0.46	0.45	0.45	0.46	0.47
Ratio of net investment income (loss) (%)	1.98	1.61	1.41	1.69	1.55
Portfolio turnover rate (%)(c)	18	6	12	12	15

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	103

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2023, the Trust consists of thirty-nine investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Xtrackers MSCI All World ex US Hedged Equity ETF
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Xtrackers MSCI Europe Hedged Equity ETF
Xtrackers MSCI Eurozone Hedged Equity ETF
Xtrackers MSCI Germany Hedged Equity ETF
Xtrackers MSCI Japan Hedged Equity ETF

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees (“Board”).

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before fees and expenses, of a particular index (the “Underlying Index”). The underlying indices for the Funds are:

Fund	Underlying Index
Xtrackers MSCI All World ex US Hedged Equity ETF	MSCI ACWI ex USA US Dollar Hedged Index
Xtrackers MSCI Emerging Markets Hedged Equity ETF	MSCI EM US Dollar Hedged Index
Xtrackers MSCI Europe Hedged Equity ETF	MSCI Europe US Dollar Hedged Index
Xtrackers MSCI Eurozone Hedged Equity ETF	MSCI EMU IMI US Dollar Hedged Index
Xtrackers MSCI Germany Hedged Equity ETF	MSCI Germany US Dollar Hedged Index
Xtrackers MSCI Japan Hedged Equity ETF	MSCI Japan US Dollar Hedged Index

The MSCI ACWI ex USA US Dollar Hedged Index is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States), while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index.

The MSCI EM US Dollar Hedged Index is designed to track emerging market performance while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index.

The MSCI Europe US Dollar Hedged Index is designed to track the performance of the developed markets in Europe, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index.

The MSCI EMU IMI US Dollar Hedged Index is designed to track the performance of equity securities based in the countries in the European Monetary Union (the “EMU”), while seeking to mitigate exposure to fluctuations between the value of the U.S. dollar and the euro.

The MSCI Germany US Dollar Hedged Index is designed to track the performance of the German equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro.

The MSCI Japan US Dollar Hedged Index is designed to track the performance of the Japanese equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and Japanese yen.

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The MSCI Hedged Underlying Indices are rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of the following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of MSCI Hedged Indices marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.

Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Funds in connection with these licensing agreements.

Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF are diversified series of the Trust. Xtrackers MSCI Germany Hedged Equity ETF is non-diversified and is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means the securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of the Fund and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies. In addition, each Fund may change its diversification status over time and then change it back again, without shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index each Fund tracks.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation    The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

The Funds’ Board has designated the Advisor as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales

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are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Funds’ valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the accrual basis.

Tax Information and Dividends and Distributions to Shareholders    It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends from its net investment income, if any, to investors semi-annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

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In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations. For the year ended May 31, 2023, the Funds did not incur any interest or penalties.

As of May 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Xtrackers MSCI All World ex US Hedged Equity ETF	$4,742,628	$(15,481,939)	$8,024,820	$(2,714,491)
Xtrackers MSCI Emerging Markets Hedged Equity ETF	1,282,165	(19,615,257)	4,748,071	(13,585,021)
Xtrackers MSCI Europe Hedged Equity ETF	17,118,356	(85,689,611)	(48,090,956)	(116,662,211)
Xtrackers MSCI Eurozone Hedged Equity ETF	687,336	(1,015,082)	(260,613)	(588,359)
Xtrackers MSCI Germany Hedged Equity ETF	274,613	(7,296,542)	(1,130,506)	(8,152,435)
Xtrackers MSCI Japan Hedged Equity ETF	16,665,287	(132,509,301)	2,241,421	(113,602,593)

The tax character of dividends and distributions declared for the years ended May 31, 2023 and May 31, 2022 were as follows:

	Year Ended May 31, 2023
	Ordinary Income*	Long Term Capital Gains
Xtrackers MSCI All World ex US Hedged Equity ETF	$10,910,436	$5,741,660
Xtrackers MSCI Emerging Markets Hedged Equity ETF	2,355,448	—
Xtrackers MSCI Europe Hedged Equity ETF	9,814,152	—
Xtrackers MSCI Eurozone Hedged Equity ETF	206,409	—
Xtrackers MSCI Germany Hedged Equity ETF	239,488	—
Xtrackers MSCI Japan Hedged Equity ETF	1,555,170	—

Year Ended May 31, 2022
Ordinary Income*
Xtrackers MSCI All World ex US Hedged Equity ETF	$2,755,823
Xtrackers MSCI Emerging Markets Hedged Equity ETF	1,932,852
Xtrackers MSCI Europe Hedged Equity ETF	11,268,402
Xtrackers MSCI Eurozone Hedged Equity ETF	261,109
Xtrackers MSCI Germany Hedged Equity ETF	263,720
Xtrackers MSCI Japan Hedged Equity ETF	4,701,108

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

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At May 31, 2023, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
Xtrackers MSCI Emerging Markets Hedged Equity ETF	$9,138,698	$10,476,559	$19,615,257
Xtrackers MSCI Europe Hedged Equity ETF	—	85,689,611	85,689,611
Xtrackers MSCI Eurozone Hedged Equity ETF	—	1,015,082	1,015,082
Xtrackers MSCI Germany Hedged Equity ETF	1,081,009	6,215,533	7,296,542
Xtrackers MSCI Japan Hedged Equity ETF	53,845,220	78,664,081	132,509,301

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the fiscal year ended May 31, 2023, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Post-October Losses on Capital
Xtrackers MSCI All World ex US Hedged Equity ETF	$15,481,939

For the fiscal year ended May 31, 2023, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind and equalization.

	Distributable earnings (loss)	Paid-In Capital
Xtrackers MSCI All World ex US Hedged Equity ETF	$(3,524,517)	$3,524,517
Xtrackers MSCI Emerging Markets Hedged Equity ETF	(628,403)	628,403
Xtrackers MSCI Europe Hedged Equity ETF	(28,251,988)	28,251,988
Xtrackers MSCI Eurozone Hedged Equity ETF	(235,177)	235,177
Xtrackers MSCI Germany Hedged Equity ETF	153,454	(153,454)
Xtrackers MSCI Japan Hedged Equity ETF	(2,187,485)	2,187,485

As of May 31, 2023, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

	Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
Xtrackers MSCI All World ex US Hedged Equity ETF	$126,492,475	$8,150,502	$22,225,803	$(14,075,301)
Xtrackers MSCI Emerging Markets Hedged Equity ETF	83,728,687	5,134,697	21,668,325	(16,533,628)
Xtrackers MSCI Europe Hedged Equity ETF	514,413,196	(48,003,657)	31,282,387	(79,286,044)
Xtrackers MSCI Eurozone Hedged Equity ETF	29,240,710	(260,847)	2,415,620	(2,676,467)
Xtrackers MSCI Germany Hedged Equity ETF	10,165,352	(1,126,400)	1,300,537	(2,426,937)
Xtrackers MSCI Japan Hedged Equity ETF	292,938,648	2,344,244	26,498,113	(24,153,869)

Foreign Taxes    The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and deferred foreign taxes on unrealized gains are included in net change in unrealized appreciation (depreciation). Receivables and payables related to foreign taxes as of May 31, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

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In consideration of recent decisions rendered by European courts, Xtrackers MSCI Europe Hedged Equity ETF has filed for additional reclaims (“EU reclaims”) related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Statement of Assets and Liabilities. For the year ended May 31, 2023, the Fund received reclaims and interest related to EU reclaims, which is reported in unaffiliated dividend income and other income in the Statement of Operations. Expenses incurred related to filing EU reclaims are recorded in other expenses in the Statement of Operations. For U.S. income tax purposes, EU tax reclaims received by the Fund, if any, reduce the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that EU tax reclaims received by a fund during the fiscal year exceed foreign withholding taxes paid, and a fund previously passed foreign tax credits on to its shareholders, a fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (“IRS”) in order to pay the associated tax liability on behalf of the fund’s shareholders. During the fiscal year ended May 31, 2023, the EU reclaims received exceeded the foreign withholding taxes of the Fund. As a result, the Fund intends to enter into a closing agreement with the IRS and has recognized an estimated closing agreement fee of $255,300 recorded under IRS closing agreement fee in the Statement of Operations.

Foreign Currency Translations    The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Funds may lend securities to certain financial institutions under the terms of their securities lending agreement. During the term of the loans the Funds continue to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2023, the Funds invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.08% annualized effective rate as of May 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Funds are not able to recover securities lent, the Funds may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Funds are also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

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As of May 31, 2023, the Funds listed below had securities on loan. The value of the related collateral exceeded the value of the securities loaned at year end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2023

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Xtrackers MSCI All World ex US Hedged Equity ETF
Common Stocks	$2,955,267	$—	$17,651	$2,354,740	$5,327,658
Preferred Stocks	$41,217	$—	$—	$—	$41,217

Total Borrowings	$2,996,484	$—	$17,651	$2,354,740	$5,368,875

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$5,368,875

Xtrackers MSCI Emerging Markets Hedged Equity ETF
Common Stocks	$179,111	$—	$16,833	$896,044	$1,091,988

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$1,091,988

Xtrackers MSCI Europe Hedged Equity ETF
Common Stocks	$15,045,923	$—	$11,842	$11,485,374	$26,543,139
Exchange-Traded Funds	$28,341	$—	$—	$—	$28,341

Total Borrowings	$15,074,264	$—	$11,842	$11,485,374	$26,571,480

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$26,571,480

Xtrackers MSCI Eurozone Hedged Equity ETF
Common Stocks	$1,438,039	$—	$2,057	$952,544	$2,392,640
Preferred Stocks	$39,207	$—	$—	$—	$39,207

Total Borrowings	$1,477,246	$—	$2,057	$952,544	$2,431,847

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$2,431,847

Xtrackers MSCI Japan Hedged Equity ETF
Common Stocks	$3,785,348	$—	$15,075	$3,601,040	$7,401,463

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$7,401,463

As of May 31, 2023, MSCI Germany Hedged Equity ETF had no securities on loan.

Derivatives

Forward Foreign Currency Contracts    Each Fund may enter into forward foreign currency contracts (“forward currency contracts”) designed to offset the Fund’s exposure to non-U.S. currencies. In addition, the Funds may enter into forward currency contracts and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to shareholders.

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. For the year ended May 31, 2023, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF and Xtrackers MSCI Eurozone Hedged Equity ETF, invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. Similarly, the Xtrackers MSCI Germany Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF each invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against the euro and the Japanese yen, respectively.

The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency contracts. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

A summary of the open forward currency contracts as of May 31, 2023 is included in a table following the Funds’ Schedule of Investments. The investment in forward currency contracts short vs. U.S. dollars had a contract value generally indicative of a range of the total exposure the respective Fund had to the value of non U.S currencies during the year ended May 31, 2023.

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Futures Contracts    Each Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. No Fund will use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2023, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF utilized futures in order to simulate investments in the Funds’ Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time each Fund enters into a futures contract, each Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects each Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects each Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2023 is included in a table following the Funds’ Schedule of Investments.

The following tables summarize the value of the Funds’ derivative instruments held as of May 31, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Xtrackers MSCI All World ex US Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$2,580	Unrealized depreciation on futures contracts*	$14,283

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,951,993	Unrealized depreciation on forward foreign currency contracts	454,850

	Total	$2,954,573	Total	$469,133

Xtrackers MSCI Emerging Markets Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$10,305

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	825,720	Unrealized depreciation on forward foreign currency contracts	381,026

	Total	$825,720	Total	$391,331

Xtrackers MSCI Europe Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$11,786	Unrealized depreciation on futures contracts*	$215,196

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	14,836,042	Unrealized depreciation on forward foreign currency contracts	1,539,121

	Total	$14,847,828	Total	$1,754,317

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	Asset Derivatives		Liability Derivatives
Xtrackers MSCI Eurozone Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$3,277

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,010,385	Unrealized depreciation on forward foreign currency contracts	77,797

	Total	$1,010,385	Total	$81,074

Xtrackers MSCI Germany Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$2,644	Unrealized depreciation on futures contracts*	$—

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	335,818	Unrealized depreciation on forward foreign currency contracts	25,155

	Total	$338,462	Total	$25,155

Xtrackers MSCI Japan Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$518,828	Unrealized depreciation on futures contracts*	$—

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	7,857,895	Unrealized depreciation on forward foreign currency contracts	946,476

	Total	$8,376,723		$946,476

*

Includes cumulative appreciation or cumulative depreciation on futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Funds’ earnings during the year ended May 31, 2023 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Net Realized Gain (Loss) from:

	Futures Contracts — Equity Contracts	Forward Foreign Currency Contracts — Foreign Exchange Contracts	Total
Xtrackers MSCI All World ex US Hedged Equity ETF	$44,780	$2,929,910	$2,974,690
Xtrackers MSCI Emerging Markets Hedged Equity ETF	(22,349)	2,190,323	2,167,974
Xtrackers MSCI Europe Hedged Equity ETF	596,849	(5,975,102)	(5,378,253)
Xtrackers MSCI Eurozone Hedged Equity ETF	14,871	(577,215)	(562,344)
Xtrackers MSCI Germany Hedged Equity ETF	2,938	(178,382)	(175,444)
Xtrackers MSCI Japan Hedged Equity ETF	746,219	13,411,556	14,157,775

Net Change in Unrealized Appreciation (Depreciation) on:

	Futures Contracts — Equity Contracts	Forward Foreign Currency Contracts — Foreign Exchange Contracts	Total
Xtrackers MSCI All World ex US Hedged Equity ETF	$(68,845)	$3,833,757	$3,764,912
Xtrackers MSCI Emerging Markets Hedged Equity ETF	(37,365)	1,041,313	1,003,948
Xtrackers MSCI Europe Hedged Equity ETF	(326,572)	19,280,471	18,953,899
Xtrackers MSCI Eurozone Hedged Equity ETF	(8,148)	1,140,897	1,132,749
Xtrackers MSCI Germany Hedged Equity ETF	(9)	475,099	475,090
Xtrackers MSCI Japan Hedged Equity ETF	482,857	8,001,303	8,484,160

112

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Notes to Financial Statements (Continued)

For the year ended May 31, 2023 the average monthly volume of derivatives was as follows:

	Futures Contracts (Contract Value)	Forward Foreign Currency Contracts (Contract Value)
Xtrackers MSCI All World ex US Hedged Equity ETF	$3,370,852	$(134,001,262)
Xtrackers MSCI Emerging Markets Hedged Equity ETF	1,410,191	(88,579,074)
Xtrackers MSCI Europe Hedged Equity ETF	12,465,272	(481,243,223)
Xtrackers MSCI Eurozone Hedged Equity ETF	87,517	(15,754,714)
Xtrackers MSCI Germany Hedged Equity ETF	102,647	(8,564,427)
Xtrackers MSCI Japan Hedged Equity ETF	6,205,806	(223,687,392)

As of May 31, 2023, the Funds have transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Funds may have collateral agreements with certain counterparties to mitigate risk. Interest expense from collateral received, if any, is included in Interest expense on the Statements of Operations. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received (a)	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged (a)	Net Amount of Derivatives Liabilities
Xtrackers MSCI All World ex US Hedged Equity ETF
Goldman Sachs & Co.	$1,000,237	$(177,760)	$—	$822,477	$177,760	$(177,760)	$—	$—
JP Morgan & Chase Co.	879,719	(125,978)	—	753,741	125,978	(125,978)	—	—
RBC Capital Markets	1,072,037	(151,112)	—	920,925	151,112	(151,112)	—	—

	$2,951,993	$(454,850)	$—	$2,497,143	$454,850	$(454,850)	$—	$—

Xtrackers MSCI Emerging Markets Hedged Equity ETF
Goldman Sachs & Co.	$122,557	$(90,218)	$—	$32,339	$90,218	$(90,218)	$—	$—
JP Morgan & Chase Co.	371,764	(140,406)	70,000	161,358	140,406	(140,406)	—	—
RBC Capital Markets	331,399	(150,402)	—	180,997	150,402	(150,402)	—	—

	$825,720	$(381,026)	$70,000	$374,694	$381,026	$(381,026)	$—	$—

Xtrackers MSCI Europe Hedged Equity ETF
Goldman Sachs & Co.	$6,951,361	$(712,953)	$—	$6,238,408	$712,953	$(712,953)	$—	$—
JP Morgan & Chase Co.	708,769	(78,638)	—	630,131	78,638	(78,638)	—	—
RBC Capital Markets	7,175,912	(747,530)	—	6,428,382	747,530	(747,530)	—	—

	$14,836,042	$(1,539,121)	$—	$13,296,921	$1,539,121	$(1,539,121)	$—	$—

Xtrackers MSCI Eurozone Hedged Equity ETF
Goldman Sachs & Co.	$236,410	$(20,559)	$—	$215,851	$20,559	$(20,559)	$—	$—
JP Morgan & Chase Co.	113,406	(8,406)	—	105,000	8,406	(8,406)	—	—
RBC Capital Markets	660,569	(48,832)	—	611,737	48,832	(48,832)	—	—

	$1,010,385	$(77,797)	$—	$932,588	$77,797	$(77,797)	$—	$—

Xtrackers MSCI Germany Hedged Equity ETF
Goldman Sachs & Co.	$107,852	$(8,281)	$—	$99,571	$8,281	$(8,281)	$—	$—
JP Morgan & Chase Co.	112,468	(8,336)	—	104,132	8,336	(8,336)	—	—
RBC Capital Markets	115,498	(8,538)	—	106,960	8,538	(8,538)	—	—

	$335,818	$(25,155)	$—	$310,663	$25,155	$(25,155)	$—	$—

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Notes to Financial Statements (Continued)

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received (a)	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged (a)	Net Amount of Derivatives Liabilities
Xtrackers MSCI Japan Hedged Equity ETF
Goldman Sachs & Co.	$2,667,919	$(294,239)	$—	$2,373,680	$294,239	$(294,239)	$—	$—
JP Morgan & Chase Co.	2,173,798	(334,588)	—	1,839,210	334,588	(334,588)	—	—
RBC Capital Markets	3,016,178	(317,649)	—	2,698,529	317,649	(317,649)	—	—

	$7,857,895	$(946,476)	$—	$6,911,419	$946,476	$(946,476)	$—	$—

(a)	The actual collateral received may be more than the amount shown.

Affiliated Cash Management Vehicles    The Funds may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV, and DWS ESG Liquidity Fund maintains a floating NAV. The Funds indirectly bear their proportionate share of the expenses of each affiliated money market fund in which they invest. The Advisor will waive an amount of the unitary advisory fee payable to the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

For its investment advisory services to the Funds below, the Advisor was entitled to receive a unitary advisory fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Unitary Advisory Fee
Xtrackers MSCI All World ex US Hedged Equity ETF	0.40%
Xtrackers MSCI Emerging Markets Hedged Equity ETF	0.65%
Xtrackers MSCI Europe Hedged Equity ETF	0.45%
Xtrackers MSCI Eurozone Hedged Equity ETF	0.45%
Xtrackers MSCI Germany Hedged Equity ETF	0.45%
Xtrackers MSCI Japan Hedged Equity ETF	0.45%

The Advisor for the funds below has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated cash management vehicles. For the year ended May 31, 2023, the Advisor waived expenses of the Funds as follows:

Expenses Waived
Xtrackers MSCI All World ex US Hedged Equity ETF	$1,633
Xtrackers MSCI Emerging Markets Hedged Equity ETF	597
Xtrackers MSCI Europe Hedged Equity ETF	4,951
Xtrackers MSCI Eurozone Hedged Equity ETF	27
Xtrackers MSCI Germany Hedged Equity ETF	160
Xtrackers MSCI Japan Hedged Equity ETF	2,792

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Notes to Financial Statements (Continued)

Out of the unitary advisory fee, the Advisor pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. Each Fund is responsible for the payment of interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, if any, litigation expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Funds’ Independent Trustees.

4. Investment Portfolio Transactions

For the year ended May 31, 2023, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
Xtrackers MSCI All World ex US Hedged Equity ETF	$18,863,582	$29,421,532
Xtrackers MSCI Emerging Markets Hedged Equity ETF	16,239,271	14,158,865
Xtrackers MSCI Europe Hedged Equity ETF	82,504,787	61,372,394
Xtrackers MSCI Eurozone Hedged Equity ETF	3,323,892	2,213,246
Xtrackers MSCI Germany Hedged Equity ETF	1,733,051	1,691,991
Xtrackers MSCI Japan Hedged Equity ETF	67,503,946	39,989,500

For the year ended May 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Xtrackers MSCI All World ex US Hedged Equity ETF	$—	$8,894,655
Xtrackers MSCI Emerging Markets Hedged Equity ETF	806,716	2,173,891
Xtrackers MSCI Europe Hedged Equity ETF	97,243,128	189,805,146
Xtrackers MSCI Eurozone Hedged Equity ETF	15,529,060	1,751,909
Xtrackers MSCI Germany Hedged Equity ETF	—	1,224,360
Xtrackers MSCI Japan Hedged Equity ETF	85,490,793	26,026,388

5. Fund Share Transactions

As of May 31, 2023, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the respective Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

6. Payments by Affiliates

During the year ended May 31, 2023, the Advisor agreed to reimburse Xtrackers MSCI Europe Hedged Equity ETF $48 for a loss due to a FX trade executed incorrectly. The amount compensated was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

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Notes to Financial Statements (Continued)

7. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets. There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of certain material information may not be made, and less information may be available to the Funds and other investors than would be the case if the Funds’ investments were restricted to securities of issuers in developed countries. Investments in emerging markets are often considered speculative.

Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others; more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility; currency revaluations and other currency exchange rate fluctuations or blockage; the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation; the risk of nationalization or expropriation of assets; the risk that the Chinese government may decide not to continue to support economic reform programs; limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients); higher rates of inflation; greater political, economic and social uncertainty; higher market volatility caused by any potential regional territorial conflicts or natural disasters; the risk of increased trade tariffs, embargoes and other trade limitations; restrictions on foreign ownership; custody risks associated with investing through Shanghai — Hong Kong and Shenzhen — Hong Kong Stock Connect programs, Renminbi Qualified Foreign Institutional Investor program or other programs to access the Chinese securities markets, both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable; and different and less stringent financial reporting standards. In addition, in June 2021, President Biden issued an executive order (“CMIC Order”) prohibiting U.S. persons, including the Funds, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or designed to provide exposure to, such securities) of any Chinese company identified as a “Chinese Military-Industrial Complex Company” (“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. To the extent that any company in an Underlying Index is identified as a CMIC at any time (or was previously designated as a CCMC), it may have material adverse effect on a fund’s ability to track its Underlying Index.

8. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF and certain other funds managed by the Advisor to borrow up to $105 million. Each Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain each Funds’ status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the Secured Overnight Financing Rate plus .10%. Each Fund may borrow up to the lesser of 33 percent of its net assets as permitted by the 1940 Act or 25 percent of adjusted total net assets. The Funds had no outstanding loans at May 31, 2023.

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DBX ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of

Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF and the Board of Trustees of DBX ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF (collectively referred to as the “Funds”), (six of the funds constituting DBX ETF Trust (the “Trust”)), including the schedules of investments, as of May 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting DBX ETF Trust) at May 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodians, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 25, 2023

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DBX ETF Trust

Other Information (Unaudited)

Regulatory Update — Tailored Shareholder Report

Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Funds’ current shareholder reports, including the Funds’ investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Funds’ current shareholder reports.

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DBX ETF Trust

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (the “Advisor”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). The Advisor has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of the Advisor that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF

In February 2023, as required by the Program and the Liquidity Rule, the Advisor provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, your Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the Advisor stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. The Advisor also reported that there were no material changes made to the Program during the Reporting Period.

Xtrackers MSCI Emerging Markets Hedged Equity ETF

In February 2023, as required by the Program and the Liquidity Rule, the Advisor provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did experience a temporary breach of the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). The breach was caused by the temporary reclassification of Chinese securities as illiquid due to an extended Chinese and Taiwan holiday market closure in January/February 2022. The temporary reclassification of Chinese securities caused the Fund to exceed the 15% limit on illiquid investments. Because a notification to the Fund’s board of the anticipated extended holiday closure was made before the start of the holiday closure no filing on Form N-RN was required. Also, because the holiday closure was anticipated in advance, no actions were needed to rebalance the Fund’s portfolio. Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the Advisor stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. The Advisor also reported that there were no material changes made to the Program during the Reporting Period.

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited)

Xtrackers MSCI All World ex-US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, and Xtrackers MSCI Japan Hedged Equity ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 15-16, 2023 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers MSCI All World ex-US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, and Xtrackers MSCI Japan Hedged Equity ETF (each a “Fund,” and collectively, the “Funds”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Advisor”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for each Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) each Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees met with representatives of the Advisor on February 13, 2023 to review financial reports and other information provided by the Advisor and inquire further with regard to the financial information provided, and asked questions of the Advisor during this meeting. The Independent Trustees also took into consideration the discussions they had with management before and during the Meeting and among themselves during their Executive Sessions held on February 15 and February 16, 2023.

The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of each Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Funds.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Advisor from its relationship with the Funds; (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Advisor.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Vedder Price P.C. (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Advisor under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Advisor continuously during the prior year, in addition to the information the Advisor had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the

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Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Advisor, including portfolio management.

The Board considered that the Advisor provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Advisor pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Advisor or one of its DWS Group affiliates, except as may otherwise be determined by the Board. In addition, the Board considered that the Advisor arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operations. The Board also considered that in addition to managing the Funds’ portfolios directly, the Advisor provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Funds.

The Board considered the information regarding each Fund’s tracking error compared to its underlying index that had been provided by the Advisor and by Broadridge. The Board took note of the detailed information provided by the Advisor throughout the year with respect to each Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for each Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Advisor under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Advisor, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Advisor, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Advisor in supervising third party service providers to the Funds, such as the administrator and the custodian, noting the Advisor’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Advisor, which supports the Funds’ compliance program.

Advisor’s Financial Resources.    In connection with the assessment of the ability of the Advisor to perform its duties under the Investment Advisory Agreement, the Board considered the Advisor’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Funds. The Board noted that the Peer Groups for currency-hedged Funds included ETFs that were not currency hedged. The Board also noted that the following Funds had advisory fees and/or total expenses (after waivers/reimbursements) that were above the average and/or median of their respective Peer Groups:

—	Xtrackers MSCI All World ex-US Hedged Equity ETF
—	Xtrackers MSCI Emerging Markets Hedged Equity ETF
—	Xtrackers MSCI Europe Hedged Equity ETF
—	Xtrackers MSCI Eurozone Hedged Equity ETF
—	Xtrackers MSCI Germany Hedged Equity ETF
—	Xtrackers MSCI Japan Hedged Equity ETF

The Board considered, however, the following additional factors in connection with those Funds:

—

The peer group for each of Xtrackers MSCI Emerging Markets Hedged Equity ETF and Xtrackers MSCI All World ex-US Hedged Equity ETF did not contain any other currency-hedged ETFs. In addition, Xtrackers MSCI Emerging Markets Hedged Equity ETF’s advisory fees and total expenses were lower than the largest fund included in its peer group.

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Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

—	The other currency-hedged Funds had advisory fees and total expenses that were competitive with other currency-hedged ETFs in their respective Peer Groups.

The Board accordingly noted that each Fund’s fee is competitive with the fees of applicable peer ETFs.

The Board considered that the fee for each of the Funds is a unitary fee pursuant to which the Advisor pays all of the Funds’ costs (subject to certain specified exceptions). The Board considered that each Fund’s fee had been priced to scale when it was established. The Board also considered that each Fund’s portfolio is managed on a day-to-day basis by the Advisor and that the Advisor also provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee for each Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Advisor in developing and rendering services provided to the Funds and the information provided by the Advisor to the Board regarding the Funds’ profitability. The Board considered that the Advisor had provided extensive information about the Advisor’s profitability and the Advisor’s methodology in determining profitability. While the Advisor had provided information about the Advisor’s expenses relating to marketing the Funds, the Board considered the Advisor’s profitability without accounting for such expenses. The Board determined that, although only some of the Funds were profitable as of this time, the Advisor’s profitability with respect to each profitable Fund was not excessive. The Board considered whether the Advisor would benefit in other ways from its relationships with the Funds and concluded that there were no material fall-out benefits likely to accrue to the Advisor related to the operation of the Funds.

Economies of Scale.    The Board considered that certain Funds had attracted a substantial amount of assets, but determined that those Funds were not experiencing economies of scale beyond what was reflected in each Fund’s unitary fee, which the Board noted was very competitive. The Board considered that the other Funds were not experiencing economies of scale at this time and determined to revisit this matter after the Funds had attracted more assets. The Board also acknowledged that the concept of economies of scale is a complex subject as to determining with a fair degree of certainty whether economies of scale exist, to what extent they exist, whether scale can result in additional expenses, and alternative ways advisers can share benefits of economies of scale.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

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DBX ETF Trust

Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this shareholder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board.    Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairperson since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	42	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairperson of the Audit Committee since 2015	Chief Financial Officer, EyePoint Pharmaceuticals, Inc. (2019-present); Chief Financial Officer, Enzyvant (2018-2019); Chief Executive Officer, 2X Oncology, Inc. (2017- 2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	42	—
J. David Officer (1948) Board Member since 2011, Chairperson of the Nominating Committee since 2015	Independent Director (2010- present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	42	(Chairman of) Ilex Management Ltd; Old Westbury Funds

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DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present	Chief Administrative Officer Investment Division Americas, of DWS Investment Management Americas, Inc. and Manager (since 2023) and Chief Operating Officer of the Advisor (2016-present). Formerly: Programmes (Head 2021-2023), of DWS Investment Management Americas, Inc.; Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014-2020); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).
Diane Kenneally(4) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018- present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-2022); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc. (2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011-present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present	Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015- present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011- present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

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DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020- present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); Secretary, Deutsche AM Service Company (2010-2017); and Chief Legal Officer, DBXStrategic Advisors LLC (2020-2021).
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present	Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007-present).
Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018- present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014- present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Christian Rijs(4) (1980) Anti-Money Laundering Compliance Officer, since October 21, 2021	Senior Team Lead Anti-Financial Crime and Compliance, DWS Investment Management Americas, Inc.; AML Officer, DWS Trust Company (since November 2, 2021); AML Officer, DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO.

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)	Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

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DBX ETF Trust

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at 855-329-3837.

Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about each Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount/Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca or Cboe, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended May 31, 2023.

Qualified Dividend Income*
Xtrackers MSCI All World ex US Hedged Equity ETF	41%
Xtrackers MSCI Emerging Markets Hedged Equity ETF	72%
Xtrackers MSCI Europe Hedged Equity ETF	100%
Xtrackers MSCI Eurozone Hedged Equity ETF	100%
Xtrackers MSCI Germany Hedged Equity ETF	100%
Xtrackers MSCI Japan Hedged Equity ETF	100%

* The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Each Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Xtrackers MSCI All World ex US Hedged Equity ETF	$4,653,324	$386,887
Xtrackers MSCI Emerging Markets Hedged Equity ETF	3,237,757	333,369
Xtrackers MSCI Eurozone Hedged Equity ETF	736,719	78,759
Xtrackers MSCI Germany Hedged Equity ETF	323,719	44,777
Xtrackers MSCI Japan Hedged Equity ETF	5,862,697	422,682

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DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in U.S companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Special risks associated with investments in Chinese companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards the nature and extent of intervention by the Chinese government in the Chinese securities markets, and the potential unavailability of A shares. The U.S. government has imposed restrictions on the ability of U.S. investors to hold and/or acquire securities of certain Chinese companies. To the extent that an Underlying Index includes such a security, and the Fund excludes it, the Fund’s tracking error may increase, and the performance of the Fund and Underlying Index may diverge. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. Italy, Portugal and Spain currently have high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower sovereign debt ratings and adversely impact investments in the Fund. The Funds’ use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. DBGR is non-diversified and can take larger positions in fewer issues, increasing the Fund’s potential risk. Performance of the Funds may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in these Funds should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Funds. Please read the prospectus for more information.

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Funds and their investments.

On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement provisionally applied effective January 1, 2021. As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

The Funds or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to any such Funds or securities or any index on which such Funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.

Copyright © 2022 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Investment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203

Independent registered public accounting firm Ernst & Young LLP One Manhattan West New York, NY, 10001	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-35361-10 (7/23) DBX005557 (7/24)

May 31, 2023

Annual Report

DBX ETF Trust

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear shareholder,

We are pleased to provide this annual report for our Xtrackers MSCI EAFE Hedged Equity ETF for the period ended May 31, 2023.

Globally, economic recovery was the main priority for all economies amid elevated inflation, hawkish monetary policies of central banks, and escalating geopolitical tensions across the globe. Growing inflation in both developed and emerging economies affected the cost of living, prompting major central banks to resort to aggressive interest rate hikes. Market sentiment turned positive during the latter half of the year, as China’s reopening lent hope industrial productivity issues and supply chain bottlenecks in recent years would soon end. Toward the end of the reporting period, concerns around the U.S. defaulting on its debt and negotiations to increase the debt ceiling dominated the headlines.

The U.S. economy expanded during the reporting period, driven by robust consumer spending and solid government investments. The labor market remained resilient even though wage growth slowed, as hiring shifted from the industries that had grown rapidly during the pandemic-induced lockdowns to in-person service industries. Consumer confidence has been dipping since the start of the year amid worries about the near-term trajectory of the economy. Inflation peaked in June 2022 before cooling in second half of 2022, but core CPI1 remained elevated, due to high energy prices, which partially influenced the U.S. Federal Reserve Board’s decision to hike interest rates. Consequently, U.S. equity markets witnessed heightened volatility, but still advanced over the reporting period.

As the war in Ukraine entered its second year, the Eurozone economy continued its battle with heightened inflation in the region. The Eurozone CPI numbers continued to surpass wage growth rate, weighing on consumption demand. The European Central Bank (ECB), like other developed central banks, continued to hike lending rates, which took a toll on the economy. GDP2 numbers were negative quarter-over-quarter in three of the four quarters during the reporting period. Eurozone GDP expanded 0.1% during Q1 2023 on budgetary support measures from the ECB and retreating energy prices. Plans to move to a sustainable mix of fossil fuels and sustainable energy could play a major role in stabilizing the heavily-energy-reliant economy in the months to come.

In the Pacific, the Bank of Japan (BoJ) remained accommodative to prop up economic recovery, while the rest of the developed world’s central banks maintained their tightening stance. The BoJ used yield curve control, the practice of buying bonds at a variable rate to control interest rates, to control the shape of the yield curve and suppress short- to medium-term rates to spur healthy inflation in the country. Consumer confidence in Japan rose significantly since the start of the reporting period. Australia’s CPI peaked and reached the highest level in 20 years. The Reserve Bank of Australia (RBA) announced it wanted to keep inflation within its 2-3% target band. However, it also said it would not raise interest rates too quickly, as this could derail the economic recovery. The RBA has kept the interest rate unchanged since November 2022 — the lowest in the RBA’s history — and plans to maintain it for a while as it assesses the impact of accelerating inflation on the economy.

Central banks worldwide remain cautious about global developments and how they could affect the economic recovery. Given the lag in the effects of interest rate hikes, economies are treading carefully to assess the effects of their decisions on ordinary citizens. The recent banking crisis in the U.S. and Europe has added to worries the Fed and the ECB may not be done with their tightening stance just yet. China’s recovery will likely play an integral role in the recovery, as industrial productivity growth and increased income could buoy further investments.

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

1 The Consumer Price Index (CPI) is a measure of the average change overtime in the prices paid by urban consumers for a market basket of consumer.

2 Gross domestic product (GDP) is the monetary value of all finished goods and services produced within a country’s borders within a specific time period.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

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DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)

The Xtrackers MSCI EAFE Hedged Equity ETF (DBEF) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the DBEF Index). The DBEF Index is designed to provide exposure to equity securities in developed international stock markets while at the same time mitigating exposure to fluctuation between the value of the U.S. dollar and select non-U.S. currencies. For the 12-month period ended May 31, 2023, DBEF returned 9.62%, compared to the DBEF Index return of 9.82%.

The majority of the sectors contributed positively to performance during the period with the greatest contribution coming from Consumer Discretionary, Industrials and Information Technology, while Materials, Real Estate and Communication Services sectors detracted most from the performance. From a geographical perspective, most countries contributed positively to performance with the greatest contributions coming from France, Japan and Germany. However, Australia, Hong Kong and Norway contributed negatively to the performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed positively to performance.

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 4-5 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

2

This Page is Intentionally Left Blank

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DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)

The Xtrackers MSCI EAFE Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track developed market performance while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The MSCI EAFE Index is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the United States and Canada. It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	MSCI EAFE US Dollar Hedged Index	MSCI EAFE Index
One Year	9.62%	9.93%	9.82%	3.06%
Five Year	7.52%	7.61%	7.72%	3.21%
Ten Year	7.91%	7.99%	8.20%	4.56%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI EAFE US Dollar Hedged Index	MSCI EAFE Index
One Year	9.62%	9.93%	9.82%	3.06%
Five Year	43.71%	44.28%	45.02%	17.11%
Ten Year	114.04%	115.75%	120.02%	56.22%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022, was 0.35%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

4

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF) (Continued)

Growth of an Assumed $10,000 Investment

Sector Diversification* as of May 31, 2023

Financials	17.9%
Industrials	15.9%
Health Care	13.6%
Consumer Discretionary	12.2%
Consumer Staples	10.2%
Information Technology	8.5%
Materials	7.3%
Communication Services	4.3%
Energy	4.2%
Utilities	3.5%
Real Estate	2.4%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2023 (14.8% of Net Assets)

Description	% of Net Assets
Nestle SA (Switzerland)	2.1%
ASML Holding NV (Netherlands)	1.9%
Novo Nordisk A/S (Denmark)	1.7%
LVMH Moet Hennessy Louis Vuitton SE (France)	1.6%
Roche Holding AG (Switzerland)	1.5%
AstraZeneca PLC (United Kingdom)	1.5%
Novartis AG (Switzerland)	1.3%
Shell PLC (United Kingdom)	1.2%
HSBC Holdings PLC (United Kingdom)	1.0%
Toyota Motor Corp. (Japan)	1.0%

Country Diversification* as of May 31, 2023

Japan	22.4%
United Kingdom	14.1%
France	11.8%
Switzerland	11.0%
Germany	8.5%
Australia	7.2%
Netherlands	4.8%
Denmark	3.1%
Sweden	3.1%
Hong Kong	2.7%
Spain	2.6%
Italy	2.0%
Other	6.7%

Total	100.0%

* As a percent of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 7.

5

DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other Fund expenses. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers MSCI EAFE Hedged Equity ETF
Actual	$1,000.00	$1,064.50	0.35%	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	0.35%	$1.77

(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

6

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF

May 31, 2023

	Number of Shares	Value
COMMON STOCKS — 97.0%
Australia — 7.0%
Ampol Ltd.	59,679	$1,219,280
ANZ Group Holdings Ltd.	794,629	11,846,584
APA Group (a)	315,217	2,058,531
Aristocrat Leisure Ltd.	152,872	3,694,034
ASX Ltd.	51,507	2,259,090
Aurizon Holdings Ltd.	455,910	1,055,707
BHP Group Ltd.	1,340,505	36,638,577
BlueScope Steel Ltd.	120,184	1,447,777
Brambles Ltd.	366,879	3,278,866
Cochlear Ltd.	17,408	2,756,141
Coles Group Ltd.	354,316	4,143,760
Commonwealth Bank of Australia	446,641	28,116,310
Computershare Ltd.	151,631	2,205,332
CSL Ltd.	127,688	25,447,129
Dexus REIT	269,854	1,441,074
EBOS Group Ltd.	40,855	1,035,461
Endeavour Group Ltd.	387,098	1,553,532
Fortescue Metals Group Ltd.	449,618	5,620,969
Goodman Group REIT	441,920	5,642,584
GPT Group REIT	490,451	1,336,669
IDP Education Ltd.	66,330	941,410
IGO Ltd.	180,775	1,676,764
Insurance Australia Group Ltd.	626,511	2,114,999
Lendlease Corp. Ltd. (a)	190,050	976,583
Lottery Corp. Ltd.	607,365	1,967,403
Macquarie Group Ltd.	97,158	10,790,162
Medibank Pvt Ltd.	702,175	1,630,526
Mineral Resources Ltd.	46,003	2,118,225
Mirvac Group REIT	996,829	1,491,292
National Australia Bank Ltd.	830,487	14,028,748
Newcrest Mining Ltd.	236,640	3,954,270
Northern Star Resources Ltd.	303,408	2,547,812
Orica Ltd.	112,059	1,114,470
Origin Energy Ltd.	442,945	2,399,987
Pilbara Minerals Ltd.	714,515	2,049,576
Qantas Airways Ltd. *	224,759	972,194
QBE Insurance Group Ltd.	393,885	3,745,682
Ramsay Health Care Ltd.	46,996	1,753,718
REA Group Ltd.	13,204	1,181,183
Reece Ltd.	62,817	742,006
Rio Tinto Ltd.	98,205	6,834,889
Santos Ltd.	878,270	4,164,565
Scentre Group REIT	1,372,236	2,418,868
SEEK Ltd.	89,616	1,371,581
Sonic Healthcare Ltd.	115,921	2,653,356
South32 Ltd.	1,211,853	3,058,411
Stockland REIT	630,253	1,746,380
Suncorp Group Ltd.	338,353	2,927,088
Telstra Group Ltd.	1,065,302	3,021,157
Transurban Group (a)	815,067	7,867,583
Treasury Wine Estates Ltd.	182,670	1,380,662
Vicinity Ltd. REIT	978,918	1,181,148
Washington H Soul Pattinson & Co. Ltd.	62,352	1,302,687
Wesfarmers Ltd.	299,836	9,297,004

	Number of Shares	Value
Australia (Continued)
Westpac Banking Corp.	928,603	$12,490,929
WiseTech Global Ltd.	43,881	2,135,828
Woodside Energy Group Ltd.	502,898	11,219,878
Woolworths Group Ltd.	322,429	7,873,040

(Cost $287,413,148)		283,939,471

Austria — 0.2%
Erste Group Bank AG	89,817	2,906,085
OMV AG	38,871	1,731,773
Verbund AG	18,185	1,371,348
voestalpine AG	29,649	918,430

(Cost $6,291,105)		6,927,636

Belgium — 0.8%
Ageas SA/NV (b)	41,442	1,653,622
Anheuser-Busch InBev SA/NV	230,273	12,284,797
D’ieteren Group	5,823	1,006,455
Elia Group SA/NV	8,259	998,453
Groupe Bruxelles Lambert NV	25,328	1,951,431
KBC Group NV	66,433	4,344,409
Sofina SA	3,885	801,467
Solvay SA	19,041	1,987,668
UCB SA	33,243	2,896,688
Umicore SA (b)	53,911	1,498,263
Warehouses De Pauw CVA REIT	44,326	1,243,254

(Cost $39,007,755)		30,666,507

Chile — 0.0%
Antofagasta PLC (Cost $1,347,939)	101,206	1,683,849

Denmark — 3.1%
A.P. Moller — Maersk A/S, Class A	829	1,391,057
A.P. Moller — Maersk A/S, Class B	1,313	2,207,918
Carlsberg A/S, Class B	26,069	3,927,198
Chr Hansen Holding A/S	27,913	2,024,165
Coloplast A/S, Class B	31,477	3,962,497
Danske Bank A/S *	182,605	3,714,142
Demant A/S *	24,572	933,973
DSV A/S	49,318	9,503,767
Genmab A/S *	17,499	6,844,721
Novo Nordisk A/S, Class B	437,959	70,170,001
Novozymes A/S, Class B	52,448	2,527,297
Orsted AS, 144A	50,135	4,389,822
Pandora A/S	23,249	1,852,138
ROCKWOOL A/S, Class B	2,379	567,205
Tryg A/S	95,677	2,176,771
Vestas Wind Systems A/S *	267,335	7,611,007

(Cost $67,997,166)		123,803,679

Finland — 1.1%
Elisa OYJ	37,906	2,123,130
Fortum OYJ	124,319	1,651,757
Kesko OYJ, Class B	74,656	1,411,261
Kone OYJ, Class B	90,585	4,596,348
Metso Corp. (b)	175,823	1,923,539
Neste OYJ	109,633	4,144,897
Nokia OYJ	1,420,836	5,763,591

See Notes to Financial Statements.	7

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Finland (Continued)
Nordea Bank Abp	859,474	$8,449,168
Orion OYJ, Class B	27,343	1,157,095
Sampo OYJ, Class A	120,812	5,555,433
Stora Enso OYJ, Class R	154,971	1,962,108
UPM-Kymmene OYJ	138,385	4,152,110
Wartsila OYJ Abp	121,686	1,377,444

(Cost $46,958,051)		44,267,881

France — 11.5%
Accor SA	48,895	1,618,613
Aeroports de Paris *	7,505	1,139,941
Air Liquide SA	138,617	23,209,008
Airbus SE	156,921	20,554,000
Alstom SA (b)	84,031	2,311,988
Amundi SA, 144A	15,411	866,471
Arkema SA	14,700	1,280,597
AXA SA	482,165	13,613,936
BioMerieux	10,317	1,032,648
BNP Paribas SA (b)	294,202	16,984,674
Bollore SE	219,968	1,408,393
Bouygues SA	55,327	1,771,807
Bureau Veritas SA	78,192	1,983,341
Capgemini SE	43,699	7,604,371
Carrefour SA (b)	152,725	2,805,415
Cie de Saint-Gobain	129,823	7,188,178
Cie Generale des Etablissements Michelin SCA	180,114	5,113,437
Covivio SA REIT	12,626	617,304
Credit Agricole SA (b)	315,412	3,604,745
Danone SA	170,059	10,059,495
Dassault Aviation SA	6,306	1,066,345
Dassault Systemes SE	176,883	7,772,683
Edenred	65,870	4,230,142
Eiffage SA	19,725	2,100,395
Engie SA	483,567	7,258,101
EssilorLuxottica SA	77,016	13,866,396
Eurazeo SE	11,746	802,284
Gecina SA REIT	11,634	1,190,708
Getlink SE	98,125	1,665,588
Hermes International	8,381	17,037,195
Ipsen SA *	9,611	1,110,534
Kering SA	19,707	10,497,657
Klepierre SA REIT	58,897	1,333,388
La Francaise des Jeux SAEM, 144A	26,473	1,020,390
Legrand SA *	70,751	6,689,858
L’Oreal SA	63,734	27,182,004
LVMH Moet Hennessy Louis Vuitton SE	73,044	63,546,700
Orange SA	493,713	5,895,802
Pernod Ricard SA	54,634	11,802,302
Publicis Groupe SA	60,583	4,488,970
Remy Cointreau SA	5,887	904,564
Renault SA	49,533	1,656,411
Safran SA	90,559	13,110,401
Sanofi (b)	300,279	30,453,488
Sartorius Stedim Biotech	7,082	1,859,181
Schneider Electric SE	143,594	24,763,712

	Number of Shares	Value
France (Continued)
SEB SA	6,479	$608,051
Societe Generale SA (b)	193,117	4,464,928
Sodexo SA	22,494	2,429,632
Teleperformance	15,153	2,265,968
Thales SA	27,409	3,817,465
TotalEnergies SE (b)	626,017	35,518,486
Unibail-Rodamco-Westfield REIT * (b)	30,872	1,412,362
Valeo	55,516	1,065,766
Veolia Environnement SA	179,908	5,296,047
Vinci SA	140,653	15,984,585
Vivendi SE	190,601	1,688,951
Wendel SE	7,500	788,047
Worldline SA, 144A *	61,204	2,378,054

(Cost $351,938,655)		465,791,903

Germany — 7.7%
adidas AG	42,896	6,946,513
Allianz SE	106,602	22,787,114
BASF SE	236,783	11,241,327
Bayer AG	260,032	14,492,230
Bayerische Motoren Werke AG	87,404	9,521,999
Bechtle AG	20,654	809,787
Beiersdorf AG	26,703	3,400,882
Brenntag SE	40,989	3,215,011
Carl Zeiss Meditec AG	10,388	1,164,227
Commerzbank AG *	273,333	2,746,359
Continental AG	28,426	1,892,351
Covestro AG, 144A *	49,757	1,917,862
Daimler Truck Holding AG *	131,600	3,980,886
Delivery Hero SE, 144A *	43,695	1,634,697
Deutsche Bank AG (c)	513,857	5,204,808
Deutsche Boerse AG	50,268	8,677,638
Deutsche Lufthansa AG *	151,828	1,486,568
Deutsche Post AG	266,593	11,982,630
Deutsche Telekom AG	857,594	19,016,587
E.ON SE	593,870	7,179,454
Evonik Industries AG *	57,690	1,155,908
Fresenius Medical Care AG & Co. KGaA	54,106	2,310,466
Fresenius SE & Co. KGaA	109,082	2,983,739
GEA Group AG	40,940	1,719,362
Hannover Rueck SE	15,966	3,416,627
Heidelberg Materials AG	38,620	2,760,870
HelloFresh SE *	45,918	1,091,088
Henkel AG & Co. KGaA	27,906	2,002,106
Infineon Technologies AG	345,864	12,839,483
Knorr-Bremse AG	18,440	1,261,080
LEG Immobilien SE *	18,892	979,595
Mercedes-Benz Group AG	226,575	16,897,331
Merck KGaA	34,250	5,958,254
MTU Aero Engines AG	14,218	3,279,649
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	37,056	13,229,469
Nemetschek SE	14,182	1,110,256
Puma SE	26,788	1,274,773
Rational AG	1,266	849,151
Rheinmetall AG	11,216	2,834,150

See Notes to Financial Statements.	8

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Germany (Continued)
RWE AG	165,860	$6,935,502
SAP SE	276,237	36,076,083
Scout24 SE, 144A	19,907	1,276,717
Siemens AG	201,659	33,052,969
Siemens Energy AG *	137,747	3,495,427
Siemens Healthineers AG, 144A	74,719	4,224,975
Symrise AG	35,399	3,783,045
Talanx AG	16,816	937,377
Telefonica Deutschland Holding AG	261,738	737,199
Volkswagen AG	7,887	1,183,631
Vonovia SE	190,209	3,488,878
Wacker Chemie AG	4,886	648,653
Zalando SE, 144A *	59,299	1,713,924

(Cost $308,923,299)		314,806,667

Hong Kong — 2.6%
AIA Group Ltd.	3,081,289	29,551,916
BOC Hong Kong Holdings Ltd.	956,375	2,839,648
Budweiser Brewing Co. APAC Ltd., 144A	418,131	1,050,874
CK Asset Holdings Ltd.	521,646	2,811,264
CK Hutchison Holdings Ltd.	699,512	4,229,884
CK Infrastructure Holdings Ltd.	167,096	923,990
CLP Holdings Ltd.	434,766	3,167,557
ESR Group Ltd., 144A	517,395	763,824
Futu Holdings Ltd., ADR *	15,098	556,512
Galaxy Entertainment Group Ltd. *	575,467	3,567,984
Hang Lung Properties Ltd.	500,193	792,086
Hang Seng Bank Ltd.	197,589	2,641,939
Henderson Land Development Co. Ltd.	362,162	1,149,324
HKT Trust & HKT Ltd. (a)	1,016,024	1,297,530
Hong Kong & China Gas Co. Ltd.	2,951,899	2,661,457
Hong Kong Exchanges & Clearing Ltd.	318,960	11,674,161
Hongkong Land Holdings Ltd.	286,500	1,229,085
Jardine Matheson Holdings Ltd.	41,657	1,999,953
Link REIT	656,265	3,813,326
MTR Corp. Ltd.	406,402	1,871,003
New World Development Co. Ltd.	412,961	986,198
Power Assets Holdings Ltd.	359,161	1,933,303
Prudential PLC	728,446	9,568,952
Sino Land Co. Ltd.	973,604	1,265,737
SITC International Holdings Co. Ltd.	331,593	575,914
Sun Hung Kai Properties Ltd.	375,866	4,785,656
Swire Pacific Ltd., Class A	122,500	818,184
Swire Properties Ltd.	344,397	820,700
Techtronic Industries Co. Ltd.	379,551	3,521,430
WH Group Ltd., 144A	2,061,658	1,076,845
Wharf Real Estate Investment Co. Ltd.	440,310	2,173,308
Xinyi Glass Holdings Ltd.	442,666	654,633

(Cost $114,354,067)		106,774,177

Ireland — 1.2%
AerCap Holdings NV *	43,304	2,471,792
AIB Group PLC	353,179	1,446,631
Bank of Ireland Group PLC	275,250	2,587,326
CRH PLC	195,851	9,232,127
DCC PLC	25,425	1,453,914

	Number of Shares	Value
Ireland (Continued)
Experian PLC	243,363	$8,573,357
Flutter Entertainment PLC *	46,674	9,112,386
James Hardie Industries PLC CDI *	113,721	2,802,718
Kerry Group PLC, Class A	42,233	4,116,129
Kingspan Group PLC	39,786	2,640,094
Smurfit Kappa Group PLC	69,054	2,452,769

(Cost $35,914,079)		46,889,243

Israel — 0.6%
Azrieli Group Ltd.	11,664	613,278
Bank Hapoalim BM	325,935	2,622,119
Bank Leumi Le-Israel BM	396,867	2,781,169
Check Point Software Technologies Ltd. *	25,786	3,218,351
CyberArk Software Ltd. *	10,341	1,600,063
Elbit Systems Ltd.	7,045	1,439,188
ICL Group Ltd.	205,868	1,121,045
Israel Discount Bank Ltd., Class A	313,132	1,507,948
Mizrahi Tefahot Bank Ltd.	39,216	1,257,964
Monday.com Ltd. *	6,033	1,087,147
Nice Ltd. *	16,350	3,288,797
Teva Pharmaceutical Industries Ltd., ADR *	285,594	2,056,277
Tower Semiconductor Ltd. *	27,994	1,158,305
Wix.com Ltd. *	14,618	1,114,184

(Cost $26,625,908)		24,865,835

Italy — 2.0%
Amplifon SpA	33,181	1,144,881
Assicurazioni Generali SpA	273,434	5,177,631
Davide Campari-Milano NV	134,679	1,757,733
DiaSorin SpA	6,296	647,407
Enel SpA	2,153,392	13,483,725
Eni SpA	615,226	8,187,314
Ferrari NV	33,383	9,513,119
FinecoBank Banca Fineco SpA	156,005	2,069,416
Infrastrutture Wireless Italiane SpA, 144A	85,607	1,088,914
Intesa Sanpaolo SpA	4,275,336	9,850,441
Mediobanca Banca di Credito Finanziario SpA	152,610	1,679,371
Moncler SpA	54,673	3,700,422
Nexi SpA, 144A *	162,031	1,269,173
Poste Italiane SpA, 144A	132,334	1,371,518
Prysmian SpA	65,154	2,414,528
Recordati Industria Chimica e Farmaceutica SpA	26,497	1,150,467
Snam SpA	520,147	2,718,769
Telecom Italia SpA *(b)	2,664,075	705,643
Terna — Rete Elettrica Nazionale	373,344	3,125,498
UniCredit SpA	491,596	9,413,222

(Cost $71,419,051)		80,469,192

Japan — 21.9%
Advantest Corp.	50,700	6,517,402
Aeon Co. Ltd.	173,700	3,440,962
AGC, Inc. (b)	54,300	1,983,757

See Notes to Financial Statements.	9

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Japan (Continued)
Aisin Corp.	40,054	$1,152,819
Ajinomoto Co., Inc.	118,847	4,624,221
ANA Holdings, Inc. *(b)	43,600	968,541
Asahi Group Holdings Ltd.	127,565	4,952,443
Asahi Intecc Co. Ltd.	57,800	1,101,446
Asahi Kasei Corp.	345,800	2,354,145
Astellas Pharma, Inc.	479,432	7,596,240
Azbil Corp.	28,900	915,798
Bandai Namco Holdings, Inc.	158,800	3,728,224
BayCurrent Consulting, Inc.	34,900	1,280,022
Bridgestone Corp.	151,276	6,165,047
Brother Industries Ltd.	59,300	861,462
Canon, Inc. (b)	266,086	6,609,895
Capcom Co. Ltd.	46,000	1,796,088
Central Japan Railway Co.	38,354	4,675,706
Chiba Bank Ltd.	143,700	898,351
Chubu Electric Power Co., Inc.	163,900	1,956,330
Chugai Pharmaceutical Co. Ltd.	178,100	4,800,039
Concordia Financial Group Ltd.	287,715	1,115,134
CyberAgent, Inc.	117,400	832,523
Dai Nippon Printing Co. Ltd.	58,000	1,654,764
Daifuku Co. Ltd.	77,663	1,576,951
Dai-ichi Life Holdings, Inc.	250,638	4,307,574
Daiichi Sankyo Co. Ltd.	489,593	15,953,721
Daikin Industries Ltd.	69,688	13,284,861
Daito Trust Construction Co. Ltd.	15,813	1,503,838
Daiwa House Industry Co. Ltd.	156,136	4,081,445
Daiwa House REIT Investment Corp. REIT	622	1,305,832
Daiwa Securities Group, Inc.	337,187	1,531,953
Denso Corp.	114,753	7,092,324
Dentsu Group, Inc.	53,700	1,726,725
Disco Corp.	24,300	3,549,291
East Japan Railway Co.	80,053	4,417,351
Eisai Co. Ltd.	66,752	4,248,747
ENEOS Holdings, Inc.	780,728	2,598,971
FANUC Corp.	254,285	8,756,931
Fast Retailing Co. Ltd. (b)	46,351	10,872,067
Fuji Electric Co. Ltd.	32,300	1,360,854
FUJIFILM Holdings Corp.	98,854	6,054,342
Fujitsu Ltd.	46,602	5,927,059
GLP J REIT	1,246	1,321,793
GMO Payment Gateway, Inc.	10,700	846,323
Hakuhodo DY Holdings, Inc.	62,259	653,312
Hamamatsu Photonics KK	36,700	1,872,866
Hankyu Hanshin Holdings, Inc.	58,040	1,847,532
Hikari Tsushin, Inc.	4,900	709,370
Hirose Electric Co. Ltd.	7,866	1,068,184
Hitachi Construction Machinery Co. Ltd.	29,100	720,581
Hitachi Ltd.	248,001	14,322,024
Honda Motor Co. Ltd.	407,699	11,719,609
Hoshizaki Corp.	29,500	1,062,910
Hoya Corp.	94,574	11,923,146
Hulic Co. Ltd.	95,200	794,671
Ibiden Co. Ltd.	29,600	1,618,891
Idemitsu Kosan Co. Ltd.	52,884	1,027,884

	Number of Shares	Value
Japan (Continued)
Iida Group Holdings Co. Ltd.	42,500	$702,817
Inpex Corp.	266,517	2,831,115
Isuzu Motors Ltd.	149,500	1,742,602
ITOCHU Corp.	314,654	10,661,988
Itochu Techno-Solutions Corp.	23,800	620,090
Japan Airlines Co. Ltd.	34,873	667,299
Japan Exchange Group, Inc.	132,578	2,170,064
Japan Metropolitan Fund Invest REIT	1,952	1,381,426
Japan Post Bank Co. Ltd.	390,558	2,918,147
Japan Post Holdings Co. Ltd.	580,013	4,098,495
Japan Post Insurance Co. Ltd.	53,000	797,710
Japan Real Estate Investment Corp. REIT	354	1,346,636
Japan Tobacco, Inc. (b)	317,541	6,928,582
JFE Holdings, Inc.	125,085	1,547,795
JSR Corp.	48,100	1,161,719
Kajima Corp.	107,100	1,502,821
Kansai Electric Power Co., Inc.	179,567	2,056,981
Kao Corp.	123,704	4,330,195
Kawasaki Kisen Kaisha Ltd.	36,700	825,799
KDDI Corp.	396,233	12,203,379
Keio Corp.	25,860	911,341
Keisei Electric Railway Co. Ltd.	32,928	1,264,416
Keyence Corp.	51,470	25,046,948
Kikkoman Corp.	37,182	2,196,360
Kintetsu Group Holdings Co. Ltd.	48,440	1,604,526
Kirin Holdings Co. Ltd.	207,123	3,091,421
Kobayashi Pharmaceutical Co. Ltd.	13,400	757,883
Kobe Bussan Co. Ltd.	38,100	1,051,459
Koei Tecmo Holdings Co. Ltd.	26,100	439,668
Koito Manufacturing Co. Ltd.	52,300	984,250
Komatsu Ltd.	245,273	5,795,361
Konami Group Corp.	26,866	1,425,012
Kose Corp.	8,600	864,167
Kubota Corp.	264,781	3,662,178
Kurita Water Industries Ltd.	26,200	1,073,763
Kyocera Corp.	85,200	4,846,906
Kyowa Kirin Co. Ltd.	68,200	1,311,868
Lasertec Corp.	19,900	3,092,302
Lixil Corp.	76,500	988,337
M3, Inc.	114,942	2,564,075
Makita Corp.	57,300	1,554,595
Marubeni Corp.	404,400	5,781,911
MatsukiyoCocokara & Co.	30,300	1,624,554
Mazda Motor Corp.	145,800	1,249,490
McDonald’s Holdings Co. Japan Ltd.	22,522	926,259
MEIJI Holdings Co. Ltd.	57,680	1,293,738
MINEBEA MITSUMI, Inc.	92,420	1,783,724
MISUMI Group, Inc.	72,700	1,591,495
Mitsubishi Chemical Group Corp.	343,200	1,929,507
Mitsubishi Corp.	328,025	13,151,607
Mitsubishi Electric Corp.	511,379	6,676,464
Mitsubishi Estate Co. Ltd.	290,051	3,337,174
Mitsubishi HC Capital, Inc.	235,900	1,281,725
Mitsubishi Heavy Industries Ltd.	88,299	3,743,003
Mitsubishi UFJ Financial Group, Inc.	3,020,852	20,218,514
Mitsui & Co. Ltd.	347,260	10,976,731

See Notes to Financial Statements.	10

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Japan (Continued)
Mitsui Chemicals, Inc.	44,400	$1,123,345
Mitsui Fudosan Co. Ltd.	240,126	4,588,807
Mitsui OSK Lines Ltd.	90,500	2,062,354
Mizuho Financial Group, Inc.	637,858	9,399,049
MonotaRO Co. Ltd.	63,900	889,761
MS&AD Insurance Group Holdings, Inc.	111,021	3,823,282
Murata Manufacturing Co. Ltd.	152,277	8,961,200
NEC Corp.	65,059	3,058,579
Nexon Co. Ltd.	103,445	2,113,077
NGK Insulators Ltd.	63,900	771,891
Nidec Corp.	110,746	5,516,435
Nintendo Co. Ltd.	274,910	11,712,656
Nippon Building Fund, Inc. REIT	406	1,626,040
NIPPON EXPRESS HOLDINGS, Inc.	19,600	1,101,511
Nippon Paint Holdings Co. Ltd.	251,910	1,936,448
Nippon Prologis REIT, Inc. REIT (b)	594	1,245,769
Nippon Sanso Holdings Corp.	46,200	948,373
Nippon Shinyaku Co. Ltd.	14,200	650,249
Nippon Steel Corp.	214,109	4,173,070
Nippon Telegraph & Telephone Corp.	316,202	8,975,984
Nippon Yusen KK	128,300	2,737,282
Nissan Chemical Corp.	32,049	1,393,985
Nissan Motor Co. Ltd.	613,442	2,302,306
Nisshin Seifun Group, Inc.	46,700	586,243
Nissin Foods Holdings Co. Ltd.	15,800	1,348,373
Nitori Holdings Co. Ltd.	20,601	2,512,930
Nitto Denko Corp.	39,824	2,838,344
Nomura Holdings, Inc.	772,554	2,711,494
Nomura Real Estate Holdings, Inc.	27,636	669,453
Nomura Real Estate Master Fund, Inc. REIT	1,060	1,246,969
Nomura Research Institute Ltd.	104,043	2,621,144
NTT Data Corp.	166,534	2,386,997
Obayashi Corp.	161,700	1,304,510
Obic Co. Ltd.	18,300	2,967,142
Odakyu Electric Railway Co. Ltd.	74,350	1,084,365
Oji Holdings Corp.	225,668	869,792
Olympus Corp.	313,816	4,769,463
Omron Corp.	46,592	2,817,424
Ono Pharmaceutical Co. Ltd.	103,706	1,941,626
Open House Group Co. Ltd.	19,600	754,036
Oracle Corp. (b)	9,700	743,556
Oriental Land Co. Ltd.	288,500	10,823,539
ORIX Corp.	305,746	5,212,989
Osaka Gas Co. Ltd.	99,100	1,571,232
Otsuka Corp.	28,600	1,079,749
Otsuka Holdings Co. Ltd.	103,767	3,852,766
Pan Pacific International Holdings Corp.	97,272	1,660,937
Panasonic Holdings Corp.	585,085	6,133,261
Persol Holdings Co. Ltd.	45,300	857,067
Rakuten Group, Inc. (b)	254,486	1,052,101
Recruit Holdings Co. Ltd.	381,653	11,751,598
Renesas Electronics Corp. *	337,100	5,540,707
Resona Holdings, Inc.	564,325	2,565,942
Ricoh Co. Ltd.	141,400	1,183,366

	Number of Shares	Value
Japan (Continued)
Rohm Co. Ltd.	22,100	$1,873,325
SBI Holdings, Inc.	62,325	1,167,545
SCSK Corp.	40,300	638,668
Secom Co. Ltd.	55,700	3,652,433
Seiko Epson Corp.	71,059	1,080,739
Sekisui Chemical Co. Ltd.	91,200	1,260,075
Sekisui House Ltd.	158,551	3,099,326
Seven & i Holdings Co. Ltd.	199,676	8,376,861
SG Holdings Co. Ltd.	85,600	1,258,272
Sharp Corp. *	51,273	294,408
Shimadzu Corp.	61,000	1,891,405
Shimano, Inc.	20,394	3,207,124
Shimizu Corp.	132,200	802,736
Shin-Etsu Chemical Co. Ltd.	482,420	14,878,584
Shionogi & Co. Ltd.	69,295	3,121,446
Shiseido Co. Ltd.	106,057	4,829,942
Shizuoka Financial Group, Inc.	108,300	797,530
SMC Corp.	15,082	8,127,447
SoftBank Corp.	759,700	8,100,013
SoftBank Group Corp.	272,528	10,709,426
Sompo Holdings, Inc.	81,435	3,325,786
Sony Group Corp.	333,716	31,521,282
Square Enix Holdings Co. Ltd.	21,000	942,042
Subaru Corp.	157,834	2,717,702
SUMCO Corp. (b)	89,100	1,273,268
Sumitomo Chemical Co. Ltd.	395,722	1,181,556
Sumitomo Corp.	298,076	5,640,606
Sumitomo Electric Industries Ltd.	184,400	2,189,109
Sumitomo Metal Mining Co. Ltd.	63,200	1,918,794
Sumitomo Mitsui Financial Group, Inc.	345,315	14,072,841
Sumitomo Mitsui Trust Holdings, Inc.	87,781	3,090,370
Sumitomo Realty & Development Co. Ltd.	78,903	1,907,943
Suntory Beverage & Food Ltd.	35,000	1,288,713
Suzuki Motor Corp.	96,426	3,185,017
Sysmex Corp.	43,107	2,824,502
T&D Holdings, Inc.	137,100	1,871,625
Taisei Corp.	45,815	1,458,385
Takeda Pharmaceutical Co. Ltd.	419,011	13,295,874
TDK Corp.	103,072	3,950,508
Terumo Corp.	178,144	5,429,029
TIS, Inc.	57,800	1,622,092
Tobu Railway Co. Ltd.	50,379	1,319,816
Toho Co. Ltd.	27,500	1,083,617
Tokio Marine Holdings, Inc.	477,150	10,767,340
Tokyo Electric Power Co. Holdings, Inc. *	397,900	1,373,694
Tokyo Electron Ltd.	118,592	16,440,728
Tokyo Gas Co. Ltd.	100,380	2,139,086
Tokyu Corp.	149,810	1,937,611
TOPPAN, Inc.	66,389	1,421,413
Toray Industries, Inc.	353,343	1,869,618
Toshiba Corp.	110,016	3,552,571
Tosoh Corp.	63,340	729,666
TOTO Ltd.	36,115	1,097,772
Toyota Industries Corp.	39,400	2,437,667
Toyota Motor Corp.	2,807,020	38,451,087

See Notes to Financial Statements.	11

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Japan (Continued)
Toyota Tsusho Corp.	54,511	$2,402,279
Trend Micro, Inc.	35,776	1,705,025
Unicharm Corp.	107,000	4,077,251
USS Co. Ltd.	53,700	874,540
Welcia Holdings Co. Ltd.	23,200	490,893
West Japan Railway Co.	56,206	2,356,356
Yakult Honsha Co. Ltd.	32,679	2,122,698
Yamaha Corp.	35,781	1,420,197
Yamaha Motor Co. Ltd.	77,074	1,902,993
Yamato Holdings Co. Ltd.	71,771	1,315,136
Yaskawa Electric Corp.	61,420	2,600,955
Yokogawa Electric Corp.	62,044	1,172,078
Z Holdings Corp.	683,000	1,701,556
ZOZO, Inc.	33,397	681,723

(Cost $766,128,608)		886,119,967

Jordan — 0.0%
Hikma Pharmaceuticals PLC
(Cost $1,202,209)	40,538	903,404

Luxembourg — 0.2%
ArcelorMittal SA	128,585	3,192,838
Eurofins Scientific SE (b)	34,703	2,286,478
Tenaris SA	122,350	1,526,203

(Cost $6,530,199)		7,005,519

Macau — 0.1%
Sands China Ltd. *
(Cost $2,444,564)	613,590	1,986,413

Netherlands — 4.7%
ABN AMRO Bank NV, 144A	105,893	1,539,938
Adyen NV, 144A *	5,744	9,374,195
Aegon NV	456,738	2,008,974
Akzo Nobel NV	46,031	3,465,829
Argenx SE *	14,783	5,761,249
ASM International NV	12,420	5,381,988
ASML Holding NV	106,569	76,491,700
Euronext NV, 144A	21,906	1,455,264
EXOR NV *	27,903	2,316,251
Heineken Holding NV	30,021	2,552,718
Heineken NV	68,679	6,935,875
IMCD NV	15,179	2,280,402
ING Groep NV	958,354	11,788,627
JDE Peet’s NV	33,652	977,682
Just Eat Takeaway.com NV, 144A *	55,806	839,171
Koninklijke Ahold Delhaize NV	258,415	8,192,685
Koninklijke KPN NV	854,333	2,938,669
Koninklijke Philips NV *	246,874	4,656,494
NN Group NV (b)	66,566	2,399,261
OCI NV	26,802	595,606
Prosus NV *	212,110	13,959,431
QIAGEN NV *	59,080	2,665,589
Randstad NV	30,369	1,488,682
Stellantis NV	596,130	9,036,825
Universal Music Group NV	217,025	4,291,597
Wolters Kluwer NV	68,143	7,779,110

(Cost $132,049,322)		191,173,812

	Number of Shares	Value
New Zealand — 0.2%
Auckland International Airport Ltd. *	319,314	$1,706,865
Fisher & Paykel Healthcare Corp. Ltd.	153,782	2,153,482
Mercury NZ Ltd.	177,035	699,481
Meridian Energy Ltd.	323,146	1,033,490
Spark New Zealand Ltd.	515,043	1,600,686
Xero Ltd. *	38,055	2,721,580

(Cost $8,675,775)		9,915,584

Norway — 0.6%
Adevinta ASA *	69,156	484,083
Aker BP ASA	81,560	1,772,245
DNB Bank ASA	245,432	4,108,148
Equinor ASA	253,213	6,472,783
Gjensidige Forsikring ASA	47,799	803,095
Kongsberg Gruppen ASA	22,512	901,681
Mowi ASA	117,497	2,016,466
Norsk Hydro ASA	357,437	2,160,040
Orkla ASA	192,940	1,388,100
Salmar ASA (b)	19,443	856,528
Telenor ASA	182,063	1,869,803
Yara International ASA (b)	42,383	1,581,506

(Cost $27,944,280)		24,414,478

Portugal — 0.2%
EDP — Energias de Portugal SA	771,608	3,762,612
Galp Energia SGPS SA	133,933	1,416,722
Jeronimo Martins SGPS SA	73,138	1,765,243

(Cost $6,076,900)		6,944,577

Singapore — 1.4%
CapitaLand Ascendas REIT	860,999	1,719,069
CapitaLand Integrated Commercial Trust REIT	1,418,534	2,097,958
CapitaLand Investment Ltd.	672,200	1,645,332
City Developments Ltd.	140,500	701,305
DBS Group Holdings Ltd.	479,387	10,741,275
Genting Singapore Ltd.	1,634,278	1,220,602
Grab Holdings Ltd., Class A * (b)	496,220	1,478,736
Jardine Cycle & Carriage Ltd.	26,500	633,547
Keppel Corp. Ltd.	369,000	1,721,800
Mapletree Logistics Trust REIT	883,575	1,084,622
Mapletree Pan Asia Commercial Trust REIT	628,100	766,372
Oversea-Chinese Banking Corp. Ltd.	895,687	8,126,954
Sea Ltd., ADR *	96,593	5,545,404
Seatrium Ltd. *	10,095,160	918,217
Singapore Airlines Ltd.	370,150	1,754,538
Singapore Exchange Ltd.	214,900	1,474,726
Singapore Technologies Engineering Ltd.	445,800	1,206,558
Singapore Telecommunications Ltd.	2,146,589	3,952,530
United Overseas Bank Ltd.	334,754	6,918,860
UOL Group Ltd.	115,281	541,325
Venture Corp. Ltd.	75,100	842,466
Wilmar International Ltd.	490,166	1,417,251

(Cost $61,444,487)		56,509,447

See Notes to Financial Statements.	12

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Spain — 2.5%
Acciona SA	6,327	$1,023,232
ACS Actividades de Construccion y Servicios SA	54,025	1,797,098
Aena SME SA, 144A	19,956	3,118,590
Amadeus IT Group SA *	119,271	8,529,005
Banco Bilbao Vizcaya Argentaria SA	1,597,418	10,449,786
Banco Santander SA	4,357,935	14,184,220
CaixaBank SA	1,093,185	4,004,471
Cellnex Telecom SA, 144A *	150,039	6,079,885
Corp ACCIONA Energias Renovables SA *(b)	17,845	593,600
EDP Renovaveis SA	69,612	1,382,507
EDP Renovaveis SA *	913	18,132
Enagas SA	63,078	1,203,858
Endesa SA	81,906	1,771,124
Ferrovial SA	135,146	4,182,049
Grifols SA *(b)	79,488	921,443
Iberdrola SA	1,540,566	18,772,520
Industria de Diseno Textil SA (b)	288,677	9,655,064
Naturgy Energy Group SA	33,457	951,990
Red Electrica Corp. SA	104,389	1,768,009
Repsol SA	353,243	4,791,512
Telefonica SA	1,380,265	5,857,205

(Cost $112,765,014)		101,055,300

Sweden — 3.0%
Alfa Laval AB (b)	74,644	2,681,236
Assa Abloy AB, Class B	265,858	5,899,354
Atlas Copco AB, Class A	715,973	10,427,720
Atlas Copco AB, Class B	411,109	5,174,947
Beijer Ref AB	89,716	1,326,915
Boliden AB	71,231	2,169,067
Boliden AB *	70,097	74,155
Embracer Group AB *(b)	163,943	377,006
Epiroc AB, Class A	169,893	2,974,591
Epiroc AB, Class B	104,239	1,574,372
EQT AB (b)	91,861	1,736,181
Essity AB, Class B	161,836	4,300,992
Evolution AB, 144A	48,512	6,373,017
Fastighets AB Balder, Class B *(b)	187,714	630,338
Getinge AB, Class B	58,611	1,347,559
H & M Hennes & Mauritz AB, Class B (b)	174,370	2,176,291
Hexagon AB, Class B	552,165	6,400,999
Holmen AB, Class B (b)	25,260	955,298
Husqvarna AB, Class B	108,363	799,856
Industrivarden AB, Class A	33,406	898,888
Industrivarden AB, Class C (b)	44,454	1,188,384
Indutrade AB	70,396	1,655,491
Investment AB Latour, Class B (b)	35,999	712,894
Investor AB, Class A	115,609	2,376,783
Investor AB, Class B (b)	459,138	9,335,668
Kinnevik AB, Class B *	59,265	850,598
L E Lundbergforetagen AB, Class B (b)	21,164	880,354
Lifco AB, Class B	60,789	1,283,359
Nibe Industrier AB, Class B	401,401	3,830,247
Saab AB, Class B	21,236	1,156,143

	Number of Shares	Value
Sweden (Continued)
Sagax AB, Class B (b)	47,236	$930,634
Sandvik AB	284,545	4,999,033
Securitas AB, Class B	123,786	911,644
Skandinaviska Enskilda Banken AB, Class A	428,692	4,481,755
Skanska AB, Class B (b)	87,195	1,149,015
SKF AB, Class B	99,080	1,569,496
Svenska Cellulosa AB SCA, Class B	155,180	2,057,760
Svenska Handelsbanken AB, Class A	375,639	2,967,921
Swedbank AB, Class A	225,093	3,444,285
Swedish Orphan Biovitrum AB *	43,064	865,106
Tele2 AB, Class B (b)	147,404	1,339,320
Telefonaktiebolaget LM Ericsson, Class B	775,000	4,007,907
Telia Co. AB (b)	686,928	1,599,612
Volvo AB, Class A	53,420	1,029,826
Volvo AB, Class B	403,015	7,436,900
Volvo Car AB, Class B *(b)	142,032	487,933

(Cost $116,152,150)		120,846,850

Switzerland — 10.7%
ABB Ltd.	415,703	15,181,204
Adecco Group AG	40,357	1,203,509
Alcon, Inc.	132,265	10,261,702
Bachem Holding AG	9,002	944,926
Baloise Holding AG	12,287	1,887,402
Banque Cantonale Vaudoise (b)	8,132	818,334
Barry Callebaut AG	957	1,934,490
BKW AG	5,508	987,600
Chocoladefabriken Lindt & Spruengli AG	28	3,387,977
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	267	3,192,567
Cie Financiere Richemont SA, Class A	138,115	21,920,970
Clariant AG *	52,771	760,783
Coca-Cola HBC AG *	58,434	1,735,813
DSM-Firmenich AG *	46,032	5,119,147
Dufry AG *	26,273	1,187,658
EMS-Chemie Holding AG	1,795	1,389,487
Geberit AG	8,978	4,755,407
Givaudan SA	2,476	8,145,041
Glencore PLC	2,826,330	14,465,819
Helvetia Holding AG	10,557	1,498,787
Holcim AG *	146,657	9,040,158
Julius Baer Group Ltd.	56,173	3,431,749
Kuehne + Nagel International AG	14,093	4,009,329
Logitech International SA	44,580	2,856,644
Lonza Group AG	19,728	12,333,926
Nestle SA	727,584	86,199,631
Novartis AG	542,350	51,903,624
Partners Group Holding AG	6,030	5,434,449
Roche Holding AG	185,910	58,829,824
Roche Holding AG	8,478	2,857,805
Schindler Holding AG	6,091	1,221,210
Schindler Holding AG Participation Certificates	10,849	2,246,633
SGS SA	39,766	3,529,710

See Notes to Financial Statements.	13

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Switzerland (Continued)
SIG Group AG *	78,621	$2,144,327
Sika AG	38,891	10,607,219
Sonova Holding AG	13,780	3,531,432
STMicroelectronics NV	181,105	7,858,513
Straumann Holding AG	29,616	4,328,180
Swatch Group AG — Bearer	7,705	2,289,292
Swatch Group AG — Registered	13,681	767,608
Swiss Life Holding AG (b)	8,154	4,709,310
Swiss Prime Site AG	19,204	1,620,453
Swiss Re AG	79,900	8,002,721
Swisscom AG	6,853	4,340,171
Temenos AG	16,429	1,384,311
UBS Group AG	839,537	15,891,977
VAT Group AG, 144A (b)	7,176	2,957,071
Zurich Insurance Group AG	39,734	18,585,434

(Cost $340,978,735)		433,691,334

United Kingdom — 13.7%
3i Group PLC	257,600	6,266,237
abrdn PLC	524,586	1,295,330
Admiral Group PLC	56,324	1,628,994
Anglo American PLC	336,838	9,316,683
Ashtead Group PLC	116,182	7,081,708
Associated British Foods PLC	92,055	2,090,414
AstraZeneca PLC	410,077	59,479,467
Auto Trader Group PLC, 144A	246,215	1,929,559
Aviva PLC	726,716	3,563,563
BAE Systems PLC	807,525	9,323,965
Barclays PLC	4,117,415	7,751,424
Barratt Developments PLC	250,798	1,443,845
Berkeley Group Holdings PLC	30,397	1,484,513
BP PLC	4,682,575	26,404,234
British American Tobacco PLC	562,291	17,867,761
British Land Co. PLC REIT	233,522	996,380
BT Group PLC	1,791,204	3,272,066
Bunzl PLC	89,570	3,503,065
Burberry Group PLC	101,543	2,720,814
Centrica PLC	1,506,801	2,205,215
CNH Industrial NV	268,969	3,435,639
Coca-Cola Europacific Partners PLC	54,561	3,404,061
Compass Group PLC	461,403	12,638,654
Croda International PLC	36,591	2,776,561
Diageo PLC	596,734	24,845,034
Endeavour Mining PLC	49,528	1,325,855
Entain PLC	156,886	2,574,140
GSK PLC	1,083,917	18,154,038
Haleon PLC	1,345,959	5,327,643
Halma PLC	100,807	3,020,860
Hargreaves Lansdown PLC	88,701	885,145
HSBC Holdings PLC	5,286,624	38,833,043
Imperial Brands PLC	232,058	4,892,934
Informa PLC	363,544	3,152,048
InterContinental Hotels Group PLC	46,520	3,048,517
Intertek Group PLC	42,739	2,208,482
J Sainsbury PLC	425,409	1,431,982
JD Sports Fashion PLC	689,780	1,304,239

	Number of Shares	Value
United Kingdom (Continued)
Johnson Matthey PLC	46,349	$997,446
Kingfisher PLC	496,167	1,425,749
Land Securities Group PLC REIT	181,025	1,355,621
Legal & General Group PLC	1,582,698	4,490,828
Lloyds Banking Group PLC	17,530,124	9,631,978
London Stock Exchange Group PLC	106,273	11,302,959
M&G PLC	604,000	1,489,168
Mondi PLC	123,770	1,916,849
National Grid PLC	972,695	13,382,428
NatWest Group PLC	1,517,919	4,901,809
Next PLC	33,190	2,620,055
Ocado Group PLC *(b)	147,128	675,344
Pearson PLC	169,745	1,685,434
Persimmon PLC	81,590	1,219,449
Phoenix Group Holdings PLC	201,190	1,382,494
Reckitt Benckiser Group PLC	189,539	14,726,640
RELX PLC	503,369	15,716,770
Rentokil Initial PLC	658,317	5,229,583
Rio Tinto PLC	298,006	17,727,100
Rolls-Royce Holdings PLC *	2,215,379	3,949,093
Sage Group PLC	271,204	2,938,444
Schroders PLC	218,324	1,237,338
Segro PLC REIT	338,283	3,356,359
Severn Trent PLC	65,879	2,272,479
Shell PLC	1,812,019	50,051,446
Smith & Nephew PLC	231,477	3,461,110
Smiths Group PLC	98,349	1,964,801
Spirax-Sarco Engineering PLC	18,923	2,571,666
SSE PLC	288,373	6,749,350
St James’s Place PLC	143,965	1,996,801
Standard Chartered PLC	634,210	4,998,634
Taylor Wimpey PLC	952,741	1,353,456
Tesco PLC	1,941,066	6,297,251
Unilever PLC	668,338	33,496,276
United Utilities Group PLC	173,829	2,189,376
Vodafone Group PLC	6,085,776	5,781,518
Whitbread PLC	54,764	2,238,545
Wise PLC, Class A *	162,920	1,176,264
WPP PLC	284,348	3,020,017

(Cost $578,884,029)		555,862,040

TOTAL COMMON STOCKS (Cost $3,519,466,495)		3,927,314,765

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	16,009	1,645,322
Dr Ing hc F Porsche AG, 144A *	30,165	3,745,070
Henkel AG & Co. KGaA	44,613	3,554,579
Porsche Automobil Holding SE *	39,356	2,183,312
Sartorius AG (b)	6,956	2,330,958
Volkswagen AG	54,661	6,811,442

(Cost $23,840,985)		20,270,683

See Notes to Financial Statements.	14

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA*, expires 11/22/23 (Cost $0)	255,836	$316,020

SECURITIES LENDING COLLATERAL — 1.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (d)(e) (Cost $72,167,804)	72,167,804	72,167,804

	Number of Shares	Value
CASH EQUIVALENTS — 1.3%
DWS ESG Liquidity Fund “Capital Shares”, 5.20% (d)	11,809,080	$11,805,537
DWS Government Money Market Series “Institutional Shares”, 5.04% (d)	42,151,828	42,151,828

TOTAL CASH EQUIVALENTS
(Cost $53,960,908)		53,957,365

TOTAL INVESTMENTS — 100.6%
(Cost $3,669,436,192)		$4,074,026,637
Other assets and liabilities, net — (0.6%)		(24,840,980)

NET ASSETS — 100.0%		$4,049,185,657

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
COMMON STOCKS — 0.1%
Germany — 0.1%
Deutsche Bank AG (c)
6,384,048	1,103,479	(1,851,999)		(3,604,957)	3,174,237	170,231	—	513,857	5,204,808

SECURITIES LENDING COLLATERAL — 1.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (d)(e)
87,362,002	—	(15,194,198	) (f)	—	—	906,067	—	72,167,804	72,167,804

CASH EQUIVALENTS — 1.3%
DWS ESG Liquidity Fund “Capital Shares”, 5.20% (d)
11,386,377	415,867	—		—	3,293	417,075	—	11,809,080	11,805,537
DWS Government Money Market Series “Institutional Shares”, 5.04% (d)
—	2,078,936,348	(2,036,784,520)		—	—	1,962,811	—	42,151,828	42,151,828

105,132,427	2,080,455,694	(2,053,830,717)		(3,604,957)	3,177,530	3,456,184	—	126,642,569	131,329,977

*	Non-income producing security.
(a)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2023 amounted to $114,405,535, which is 2.8% of net assets.

(c)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $63,336,398.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

ADR:	American Depositary Receipt
CDI:	Chess Depositary Interests
CVA:	Credit Valuation Adjustment
REIT:	Real Estate Investment Trust
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

See Notes to Financial Statements.	15

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2023

At May 31, 2023, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
AMSTERDAM Index Futures	EUR	35	$5,665,947	$5,606,791	6/16/2023	$(59,156)
CAC40 10 EURO Futures	EUR	135	10,642,049	10,244,693	6/16/2023	(397,356)
DAX Index Futures	EUR	22	9,139,121	9,209,382	6/16/2023	70,261
EURO STOXX 50 Futures	EUR	225	10,317,887	10,141,998	6/16/2023	(175,889)
FTSE 100 Index Futures	GBP	135	12,778,717	12,514,391	6/16/2023	(264,326)
FTSE/MIB Index Futures	EUR	6	853,814	836,725	6/16/2023	(17,089)
IBEX 35 Index Futures	EUR	30	2,959,826	2,897,929	6/16/2023	(61,897)
MSCI EAFE Futures	USD	215	21,697,800	22,074,050	6/16/2023	376,250
MSCI Singapore Index Futures	SGD	65	1,399,217	1,366,764	6/28/2023	(32,453)
OMXS30 Index Futures	SEK	115	2,382,828	2,373,005	6/16/2023	(9,823)
SPI 200 Futures	AUD	65	7,560,623	7,504,570	6/15/2023	(56,053)
SWISS MID CAP Futures	CHF	200	5,938,002	5,889,651	6/16/2023	(48,351)
TOPIX Index Futures	JPY	115	16,761,498	17,548,179	6/08/2023	786,681

Total net unrealized appreciation						$110,799

As of May 31, 2023, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	6/2/2023	AUD	149,559,842	USD	98,967,486	$1,686,244	$—
Goldman Sachs & Co.	6/2/2023	AUD	1,562,100	USD	1,059,369	43,301	—
JP Morgan & Chase Co.	6/2/2023	AUD	135,550,200	USD	89,693,567	1,524,900	—
JP Morgan & Chase Co.	6/2/2023	AUD	1,562,100	USD	1,016,163	95	—
JP Morgan & Chase Co.	6/2/2023	AUD	1,562,100	USD	1,032,866	16,798	—
RBC Capital Markets	6/2/2023	AUD	1,562,100	USD	1,042,464	26,396	—
RBC Capital Markets	6/2/2023	AUD	9,055,000	USD	5,991,829	102,002	—
RBC Capital Markets	6/2/2023	AUD	143,216,500	USD	94,769,580	1,614,366	—
Goldman Sachs & Co.	6/2/2023	CHF	1,301,600	USD	1,466,901	37,749	—
Goldman Sachs & Co.	6/2/2023	CHF	123,905,300	USD	139,690,304	3,642,761	—
JP Morgan & Chase Co.	6/2/2023	CHF	1,301,600	USD	1,444,251	15,099	—
JP Morgan & Chase Co.	6/2/2023	CHF	113,188,500	USD	127,604,633	3,324,095	—
JP Morgan & Chase Co.	6/2/2023	CHF	1,301,600	USD	1,436,853	7,701	—
RBC Capital Markets	6/2/2023	CHF	1,301,600	USD	1,462,894	33,742	—
RBC Capital Markets	6/2/2023	CHF	116,976,200	USD	131,874,750	3,435,332	—
RBC Capital Markets	6/2/2023	CHF	10,390,000	USD	11,713,140	304,960	—
Goldman Sachs & Co.	6/2/2023	DKK	2,973,800	USD	439,177	12,315	—
Goldman Sachs & Co.	6/2/2023	DKK	247,309,300	USD	36,706,390	1,207,362	—
Goldman Sachs & Co.	6/2/2023	DKK	2,973,800	USD	439,911	13,049	—
Goldman Sachs & Co.	6/2/2023	DKK	16,946,000	USD	2,515,139	82,692	—
JP Morgan & Chase Co.	6/2/2023	DKK	2,973,800	USD	428,089	1,227	—
JP Morgan & Chase Co.	6/2/2023	DKK	2,973,800	USD	430,208	3,346	—
JP Morgan & Chase Co.	6/2/2023	DKK	242,684,400	USD	36,016,741	1,181,576	—
RBC Capital Markets	6/2/2023	DKK	325,728,400	USD	48,345,588	1,590,204	—
Goldman Sachs & Co.	6/2/2023	EUR	394,013,900	USD	435,739,972	14,578,194	—
Goldman Sachs & Co.	6/2/2023	EUR	4,365,600	USD	4,800,060	133,667	—
Goldman Sachs & Co.	6/2/2023	EUR	19,042,000	USD	21,058,243	704,234	—
JP Morgan & Chase Co.	6/2/2023	EUR	4,365,600	USD	4,703,615	37,222	—
JP Morgan & Chase Co.	6/2/2023	EUR	345,210,100	USD	381,781,658	12,786,302	—
JP Morgan & Chase Co.	6/2/2023	EUR	4,365,600	USD	4,681,748	15,355	—
RBC Capital Markets	6/2/2023	EUR	464,113,100	USD	513,285,883	17,195,014	—
RBC Capital Markets	6/2/2023	EUR	4,365,600	USD	4,812,921	146,528	—
Goldman Sachs & Co.	6/2/2023	GBP	11,363,000	USD	14,291,268	156,258	—
Goldman Sachs & Co.	6/2/2023	GBP	129,163,700	USD	162,452,415	1,779,164	—
Goldman Sachs & Co.	6/2/2023	GBP	1,705,500	USD	2,154,357	32,799	—
JP Morgan & Chase Co.	6/2/2023	GBP	1,705,500	USD	2,117,014	—	(4,543)
JP Morgan & Chase Co.	6/2/2023	GBP	1,705,500	USD	2,100,840	—	(20,718)

See Notes to Financial Statements.	16

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2023

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
JP Morgan & Chase Co.	6/2/2023	GBP	140,458,700	USD	176,657,716	$1,934,044	$—
RBC Capital Markets	6/2/2023	GBP	1,705,500	USD	2,129,228	7,670	—
RBC Capital Markets	6/2/2023	GBP	196,561,300	USD	247,219,078	2,706,548	—
Goldman Sachs & Co.	6/2/2023	HKD	2,838,100	USD	362,223	—	(221)
Goldman Sachs & Co.	6/2/2023	HKD	2,838,100	USD	362,583	139	—
Goldman Sachs & Co.	6/2/2023	HKD	234,266,900	USD	29,880,982	—	(36,443)
JP Morgan & Chase Co.	6/2/2023	HKD	2,838,100	USD	362,248	—	(196)
JP Morgan & Chase Co.	6/2/2023	HKD	239,832,000	USD	30,592,143	—	(35,982)
RBC Capital Markets	6/2/2023	HKD	320,571,400	USD	40,890,983	—	(48,095)
RBC Capital Markets	6/2/2023	HKD	2,838,100	USD	361,942	—	(502)
Goldman Sachs & Co.	6/2/2023	ILS	19,812,600	USD	5,452,834	143,351	—
JP Morgan & Chase Co.	6/2/2023	ILS	20,482,700	USD	5,637,570	148,510	—
RBC Capital Markets	6/2/2023	ILS	227,400	USD	62,484	1,544	—
RBC Capital Markets	6/2/2023	ILS	23,374,200	USD	6,433,414	169,475	—
Goldman Sachs & Co.	6/2/2023	JPY	406,321,900	USD	2,987,683	71,323	—
Goldman Sachs & Co.	6/2/2023	JPY	33,715,322,200	USD	248,757,311	6,766,842	—
Goldman Sachs & Co.	6/2/2023	JPY	406,321,900	USD	3,033,928	117,568	—
JP Morgan & Chase Co.	6/2/2023	JPY	406,321,900	USD	2,900,184	—	(16,177)
JP Morgan & Chase Co.	6/2/2023	JPY	406,321,900	USD	2,934,963	18,603	—
JP Morgan & Chase Co.	6/2/2023	JPY	31,752,149,800	USD	234,273,560	6,373,687	—
RBC Capital Markets	6/2/2023	JPY	3,060,400,000	USD	22,579,805	613,898	—
RBC Capital Markets	6/2/2023	JPY	45,242,273,200	USD	333,805,092	9,080,361	—
Goldman Sachs & Co.	6/2/2023	NOK	74,833,200	USD	7,010,070	268,462	—
JP Morgan & Chase Co.	6/2/2023	NOK	77,011,200	USD	7,214,096	276,275	—
RBC Capital Markets	6/2/2023	NOK	115,015,300	USD	10,774,166	412,614	—
RBC Capital Markets	6/2/2023	NOK	953,100	USD	88,356	2,492	—
Goldman Sachs & Co.	6/2/2023	NZD	6,422,400	USD	3,966,487	98,275	—
JP Morgan & Chase Co.	6/2/2023	NZD	3,786,300	USD	2,338,426	57,938	—
RBC Capital Markets	6/2/2023	NZD	50,300	USD	31,227	932	—
RBC Capital Markets	6/2/2023	NZD	3,882,000	USD	2,397,531	59,402	—
Goldman Sachs & Co.	6/2/2023	SEK	422,788,300	USD	41,282,276	2,322,076	—
Goldman Sachs & Co.	6/2/2023	SEK	40,835,000	USD	3,987,188	224,218	—
Goldman Sachs & Co.	6/2/2023	SEK	4,951,600	USD	485,085	28,792	—
JP Morgan & Chase Co.	6/2/2023	SEK	377,830,100	USD	36,889,905	2,072,631	—
JP Morgan & Chase Co.	6/2/2023	SEK	4,951,600	USD	457,488	1,195	—
JP Morgan & Chase Co.	6/2/2023	SEK	4,951,600	USD	466,044	9,751	—
RBC Capital Markets	6/2/2023	SEK	544,989,100	USD	53,214,316	2,993,238	—
RBC Capital Markets	6/2/2023	SEK	4,951,600	USD	480,979	24,686	—
Goldman Sachs & Co.	6/2/2023	USD	97,798,565	AUD	151,121,942	498,746	—
JP Morgan & Chase Co.	6/2/2023	USD	89,743,138	AUD	138,674,400	457,666	—
RBC Capital Markets	6/2/2023	USD	99,553,414	AUD	153,833,600	507,696	—
Goldman Sachs & Co.	6/2/2023	USD	136,965,378	CHF	125,206,900	511,317	—
JP Morgan & Chase Co.	6/2/2023	USD	126,665,974	CHF	115,791,700	472,868	—
RBC Capital Markets	6/2/2023	USD	140,751,299	CHF	128,667,800	525,451	—
Goldman Sachs & Co.	6/2/2023	USD	38,682,200	DKK	270,202,900	102,998	—
JP Morgan & Chase Co.	6/2/2023	USD	35,594,113	DKK	248,632,000	94,776	—
RBC Capital Markets	6/2/2023	USD	46,631,220	DKK	325,728,400	124,164	—
Goldman Sachs & Co.	6/2/2023	USD	445,013,061	EUR	417,421,500	1,169,119	—
JP Morgan & Chase Co.	6/2/2023	USD	377,336,820	EUR	353,941,300	991,323	—
RBC Capital Markets	6/2/2023	USD	499,445,142	EUR	468,478,700	1,312,121	—
Goldman Sachs & Co.	6/2/2023	USD	176,282,589	GBP	142,232,200	647,229	—
JP Morgan & Chase Co.	6/2/2023	USD	178,312,106	GBP	143,869,700	654,681	—
RBC Capital Markets	6/2/2023	USD	245,731,872	GBP	198,266,800	902,216	—
Goldman Sachs & Co.	6/2/2023	USD	30,650,925	HKD	239,943,100	—	(8,612)
JP Morgan & Chase Co.	6/2/2023	USD	30,999,278	HKD	242,670,100	—	(8,709)
RBC Capital Markets	6/2/2023	USD	41,260,422	HKD	323,409,500	41,100	—
Goldman Sachs & Co.	6/2/2023	USD	5,304,649	ILS	19,812,600	4,833	—
JP Morgan & Chase Co.	6/2/2023	USD	5,484,063	ILS	20,482,700	4,997	—

See Notes to Financial Statements.	17

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2023

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	6/2/2023	USD	6,319,121	ILS	23,601,600	$5,758	$—
Goldman Sachs & Co.	6/2/2023	USD	247,131,418	JPY	34,527,966,000	691,773	—
JP Morgan & Chase Co.	6/2/2023	USD	233,080,153	JPY	32,564,793,600	652,440	—
RBC Capital Markets	6/2/2023	USD	345,722,887	JPY	48,302,673,200	967,751	—
RBC Capital Markets	6/2/2023	USD	10,407,334	NOK	115,968,400	40,082	—
RBC Capital Markets	6/2/2023	USD	6,911,204	NOK	77,011,200	26,617	—
RBC Capital Markets	6/2/2023	USD	6,715,744	NOK	74,833,200	25,864	—
Goldman Sachs & Co.	6/2/2023	USD	3,849,265	NZD	6,422,400	18,946	—
Goldman Sachs & Co.	6/2/2023	USD	2,269,319	NZD	3,786,300	11,170	—
Goldman Sachs & Co.	6/2/2023	USD	2,356,824	NZD	3,932,300	11,600	—
Goldman Sachs & Co.	6/2/2023	USD	43,053,300	SEK	468,574,900	126,163	—
JP Morgan & Chase Co.	6/2/2023	USD	35,625,464	SEK	387,733,300	104,396	—
RBC Capital Markets	6/2/2023	USD	50,529,301	SEK	549,940,700	148,070	—
Goldman Sachs & Co.	6/5/2023	SGD	236,600	USD	174,653	—	(338)
Goldman Sachs & Co.	6/5/2023	SGD	236,600	USD	175,676	684	—
Goldman Sachs & Co.	6/5/2023	SGD	236,600	USD	178,723	3,732	—
Goldman Sachs & Co.	6/5/2023	SGD	21,008,600	USD	15,764,707	226,528	—
JP Morgan & Chase Co.	6/5/2023	SGD	22,513,300	USD	16,893,823	242,752	—
RBC Capital Markets	6/5/2023	SGD	236,600	USD	177,474	2,482	—
RBC Capital Markets	6/5/2023	SGD	22,737,200	USD	17,061,836	245,167	—
Goldman Sachs & Co.	6/5/2023	USD	16,030,114	SGD	21,718,400	33,040	—
JP Morgan & Chase Co.	6/5/2023	USD	16,616,821	SGD	22,513,300	34,250	—
RBC Capital Markets	6/5/2023	USD	16,956,711	SGD	22,973,800	34,950	—
Goldman Sachs & Co.	7/5/2023	AUD	151,121,942	USD	97,918,707	—	(511,331)
JP Morgan & Chase Co.	7/5/2023	AUD	2,401,900	USD	1,564,216	—	(210)
JP Morgan & Chase Co.	7/5/2023	AUD	138,674,400	USD	89,853,107	—	(469,491)
JP Morgan & Chase Co.	7/5/2023	AUD	11,121,000	USD	7,205,663	—	(37,762)
RBC Capital Markets	7/5/2023	AUD	153,833,600	USD	99,675,712	—	(520,506)
Goldman Sachs & Co.	7/5/2023	CHF	125,206,900	USD	137,488,772	—	(558,900)
JP Morgan & Chase Co.	7/5/2023	CHF	115,791,700	USD	127,150,709	—	(516,175)
JP Morgan & Chase Co.	7/5/2023	CHF	1,988,600	USD	2,191,722	—	(821)
JP Morgan & Chase Co.	7/5/2023	CHF	6,844,000	USD	7,515,296	—	(30,600)
RBC Capital Markets	7/5/2023	CHF	128,667,800	USD	141,289,161	—	(574,349)
Goldman Sachs & Co.	7/5/2023	DKK	270,202,900	USD	38,768,225	—	(111,842)
Goldman Sachs & Co.	7/5/2023	DKK	4,621,500	USD	664,806	—	(192)
JP Morgan & Chase Co.	7/5/2023	DKK	30,436,000	USD	4,366,649	—	(12,851)
JP Morgan & Chase Co.	7/5/2023	DKK	248,632,000	USD	35,671,736	—	(104,449)
RBC Capital Markets	7/5/2023	DKK	325,728,400	USD	46,734,924	—	(134,825)
Goldman Sachs & Co.	7/5/2023	EUR	417,421,500	USD	445,879,211	—	(1,228,420)
JP Morgan & Chase Co.	7/5/2023	EUR	353,941,300	USD	378,067,709	—	(1,045,145)
JP Morgan & Chase Co.	7/5/2023	EUR	6,594,600	USD	7,062,296	—	(1,298)
JP Morgan & Chase Co.	7/5/2023	EUR	8,734,000	USD	9,329,170	—	(25,974)
RBC Capital Markets	7/5/2023	EUR	468,478,700	USD	500,415,830	—	(1,380,080)
Goldman Sachs & Co.	7/5/2023	GBP	142,232,200	USD	176,410,598	—	(651,950)
Goldman Sachs & Co.	7/5/2023	GBP	2,534,800	USD	3,155,273	—	(258)
JP Morgan & Chase Co.	7/5/2023	GBP	143,869,700	USD	178,440,870	—	(660,175)
RBC Capital Markets	7/5/2023	GBP	198,266,800	USD	245,910,312	—	(908,796)
Goldman Sachs & Co.	7/5/2023	HKD	239,943,100	USD	30,675,612	5,771	—
Goldman Sachs & Co.	7/5/2023	HKD	4,081,700	USD	521,650	—	(78)
JP Morgan & Chase Co.	7/5/2023	HKD	242,670,100	USD	31,024,246	5,837	—
RBC Capital Markets	7/5/2023	HKD	323,409,500	USD	41,293,611	—	(45,013)
Goldman Sachs & Co.	7/5/2023	ILS	19,812,600	USD	5,312,615	—	(5,825)
JP Morgan & Chase Co.	7/5/2023	ILS	20,482,700	USD	5,492,298	—	(6,022)
RBC Capital Markets	7/5/2023	ILS	23,601,600	USD	6,328,610	—	(6,939)
Goldman Sachs & Co.	7/5/2023	JPY	34,527,966,000	USD	248,402,633	—	(801,788)
Goldman Sachs & Co.	7/5/2023	JPY	667,651,400	USD	4,816,432	—	(2,319)
JP Morgan & Chase Co.	7/5/2023	JPY	32,564,793,600	USD	234,279,091	—	(756,200)
JP Morgan & Chase Co.	7/5/2023	JPY	11,013,229,000	USD	79,230,666	—	(256,940)

See Notes to Financial Statements.	18

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2023

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	7/5/2023	JPY	48,302,673,200	USD	347,499,996	$—	$(1,122,906)
JP Morgan & Chase Co.	7/5/2023	NOK	1,414,500	USD	127,629	—	(22)
RBC Capital Markets	7/5/2023	NOK	74,833,200	USD	6,726,640	—	(26,649)
RBC Capital Markets	7/5/2023	NOK	77,011,200	USD	6,922,417	—	(27,425)
RBC Capital Markets	7/5/2023	NOK	115,968,400	USD	10,424,220	—	(41,298)
Goldman Sachs & Co.	7/5/2023	NZD	3,786,300	USD	2,268,978	—	(11,128)
Goldman Sachs & Co.	7/5/2023	NZD	6,422,400	USD	3,848,687	—	(18,875)
Goldman Sachs & Co.	7/5/2023	NZD	3,932,300	USD	2,356,470	—	(11,557)
Goldman Sachs & Co.	7/5/2023	SEK	468,574,900	USD	43,131,156	—	(133,025)
JP Morgan & Chase Co.	7/5/2023	SEK	14,795,000	USD	1,361,811	—	(4,233)
JP Morgan & Chase Co.	7/5/2023	SEK	7,505,500	USD	692,868	—	(126)
JP Morgan & Chase Co.	7/5/2023	SEK	387,733,300	USD	35,689,888	—	(110,075)
RBC Capital Markets	7/5/2023	SEK	549,940,700	USD	50,620,676	—	(156,124)
Goldman Sachs & Co.	7/5/2023	SGD	355,000	USD	262,762	—	(84)
Goldman Sachs & Co.	7/5/2023	SGD	21,718,400	USD	16,046,458	—	(34,097)
JP Morgan & Chase Co.	7/5/2023	SGD	22,513,300	USD	16,634,095	—	(35,013)
RBC Capital Markets	7/5/2023	SGD	22,973,800	USD	16,974,339	—	(35,729)
RBC Capital Markets	7/5/2023	USD	5,510,808	GBP	4,443,000	20,210	—
RBC Capital Markets	7/5/2023	USD	4,247,311	HKD	33,219,000	—	(1,215)
RBC Capital Markets	7/5/2023	USD	1,184,825	ILS	4,418,000	1,131	—
Goldman Sachs & Co.	7/5/2023	USD	136,022	NZD	227,000	677	—

Total unrealized appreciation (depreciation)						$117,189,731	$(13,317,641)

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

See Notes to Financial Statements.	19

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2023

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$3,927,314,765	$—	$—	$3,927,314,765
Preferred Stocks	20,270,683	—	—	20,270,683
Warrants	316,020	—	—	316,020
Short-Term Investments (a)	126,125,169	—	—	126,125,169
Derivatives (b)
Forward Foreign Currency Contracts	—	117,189,731	—	117,189,731
Futures Contracts	1,233,192	—	—	1,233,192

TOTAL	$4,075,259,829	$117,189,731	$—	$4,192,449,560

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(13,317,641)	$—	$(13,317,641)
Futures Contracts	(1,122,393)	—	—	(1,122,393)

TOTAL	$(1,122,393)	$(13,317,641)	$—	$(14,440,034)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

See Notes to Financial Statements.	20

This Page is Intentionally Left Blank

DBX ETF Trust

Statements of Assets and Liabilities

May 31, 2023

Xtrackers MSCI EAFE Hedged Equity ETF
Assets
Investment in non-affiliated securities at value	$3,942,696,660
Investment in affiliated securities at value	5,204,808
Investment in DWS ESG Liquidity Fund	11,805,537
Investment in DWS Government Money Market Series	42,151,828
Investment in DWS Government & Agency Securities Portfolio*	72,167,804
Cash	3,217
Foreign currency at value	24,223,346
Unrealized appreciation on forward foreign currency contracts	117,189,731
Deposit with broker for futures contracts	6,690,701
Receivables:
Investment securities sold	16,284,322
Capital shares	21,283,395
Dividends	16,387,875
Interest	180,356
Securities lending income	258,010
Foreign tax reclaim	9,331,005

Total assets	$4,285,858,595

Liabilities
Payable upon return of securities loaned	$72,167,804
Unrealized depreciation on forward foreign currency contracts	13,317,641
Payables:
Investment securities purchased	148,184,287
Investment advisory fees	1,201,816
Variation margin on futures contracts	1,801,390

Total liabilities	236,672,938

Net Assets, at value	$4,049,185,657

Net Assets Consist of
Paid-in capital	$4,098,720,652
Distributable earnings (loss)	(49,534,995)

Net Assets, at value	$4,049,185,657

Number of Common Shares outstanding	114,150,001

Net Asset Value	$35.47

Investment in non-affiliated securities at cost	$3,531,364,423

Investment in affiliated securities at cost	$11,943,057

Value of securities loaned	$114,405,535

Investment in DWS ESG Liquidity Fund at cost	$11,809,080

Investment in DWS Government Money Market Series at cost	$42,151,828

Investment in DWS Government & Agency Securities Portfolio at cost*	$72,167,804

Non-cash collateral for securities on loan	$63,336,398

Foreign currency at cost	$24,613,125

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	22

DBX ETF Trust

Statements of Operations

For the Year Ended May 31, 2023

Xtrackers MSCI EAFE Hedged Equity ETF
Investment Income
Unaffiliated dividend income*	$129,768,477
Affiliated dividend income	170,231
Income distributions from affiliated funds	2,379,886
Affiliated securities lending income	906,067
Other income	740,942

Total investment income**	133,965,603

Expenses
Investment advisory fees	13,981,604
Interest expense (see note 2):	496,763
Other expenses	63,612

Total expenses	14,541,979

Less fees waived (see note 3):
Waiver	(39,289)

Net expenses	14,502,690

Net investment income (loss)	119,462,913

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(279,118,796)
Investments in affiliates	(3,655,078)
In-kind redemptions	40,378,643
In-kind redemptions in affiliates	50,121
Futures contracts	5,423,047
Foreign currency transactions	(1,792,314)
Forward foreign currency contracts	58,546,963
Payments by Affiliates (see note 6)	3,701

Net realized gain (loss)	(180,163,713)

Net change in unrealized appreciation (depreciation) on:
Investments	275,577,982
Investments in affiliates	3,177,530
Futures contracts	(536,363)
Foreign currency translations	(368,860)
Forward foreign currency contracts	144,184,679

Net change in unrealized appreciation (depreciation)	422,034,968

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	241,871,255

Net Increase (Decrease) in Net Assets Resulting from Operations	$361,334,168

* Unaffiliated foreign tax withheld	$11,851,552

**

Total investment income includes $4,879,474 of non-recurring foreign dividend reclaims and $740,942 of non-recurring related interest which are included in Unaffiliated dividend income and Other income, respectively.

See Notes to Financial Statements.	23

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers MSCI EAFE Hedged Equity ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$119,462,913	$123,933,141
Net realized gain (loss)	(180,163,713)	495,536,392
Net change in net unrealized appreciation (depreciation)	422,034,968	(546,081,819)

Net increase (decrease) in net assets resulting from operations	361,334,168	73,387,714

Distributions to Shareholders	(581,458,458)	(95,706,043)

Fund Shares Transactions
Proceeds from shares sold	182,710,242	369,115,706
Value of shares redeemed	(154,044,627)	(61,152,615)

Net increase (decrease) in net assets resulting from fund share transactions	28,665,615	307,963,091

Total net increase (decrease) in Net Assets	(191,458,675)	285,644,762

Net Assets
Beginning of year	$4,240,644,332	$3,954,999,570

End of year	$4,049,185,657	$4,240,644,332

Changes in Shares Outstanding
Shares outstanding, beginning of year	113,350,800	105,350,800
Shares sold	5,200,000	9,600,000
Shares redeemed	(4,400,799)	(1,600,000)

Shares outstanding, end of year	114,150,001	113,350,800

See Notes to Financial Statements.	24

DBX ETF Trust

Financial Highlights

Xtrackers MSCI EAFE Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$37.41	$37.54	$29.75	$30.87	$31.86

Income (loss) from investment operations:
Net investment income (loss)(a)	1.05 (b)	1.13	0.78	0.66	0.91
Net realized and unrealized gain (loss)	2.12	(0.37)	7.82	(0.76)	(1.00)

Total from investment operations	3.17	0.76	8.60	(0.10)	(0.09)

Less distributions from:
Net investment income	(0.64)	(0.89)	(0.81)	(1.02)	(0.90)
Net realized gains	(4.47)	—	—	—	—

Total distributions	(5.11)	(0.89)	(0.81)	(1.02)	(0.90)

Net Asset Value, end of year	$35.47	$37.41	$37.54	$29.75	$30.87

Total Return (%)(c)	9.62	2.01	29.41	(0.56)	(0.14)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	4,049	4,241	3,955	3,831	4,715
Ratio of expenses before fee waiver (%)	0.36	0.35	0.35	0.36	0.36
Ratio of expenses after fee waiver (%)	0.36	0.35	0.35	0.36	0.36
Ratio of net investment income (loss) (%)	2.99 (b)	2.97	2.35	2.10	2.93
Portfolio turnover rate (%)(d)	19	4	8	9	5

(a)	Based on average shares outstanding during the period.
(b)

Net investment income per share and the ratio of net investment income include non-recurring foreign dividend reclaims and related interest amounting to $0.05 per share. Excluding these non-recurring amounts which are included in Unaffiliated dividend income and Other income, respectively in the Statement of Operations, the net investment income ratio would have been 2.85%.

(c)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	25

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2023, the Trust consists of thirty-nine investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on Xtrackers MSCI EAFE Hedged Equity ETF (the “Fund”), a diversified series of the Trust. The Fund may change its diversification status over time and then change it back again, without shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index each Fund tracks.

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Trustees (“Board”).

The Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 200,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of shares may acquire those shares from the Fund or tender such shares for redemption to the Fund, in Creation Units only.

The investment objective of the Fund is to seek investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”).

MSCI is the creator of the MSCI EAFE US Dollar Hedged Index. The MSCI EAFE US Dollar Hedged Index is designed to track developed market performance while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index.

The Underlying Index is rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of the Underlying Index marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.

The Fund is entitled to use its Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Fund in connection with the licensing agreement.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation    The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

26

DBX ETF Trust

Notes to Financial Statements (Continued)

The Fund’s Board has designated the Advisor as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-ended investment companies are valued at their NAV each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Interest income is recorded on the accrual basis.

Tax Information and Dividends and Distributions to Shareholders    It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the

27

DBX ETF Trust

Notes to Financial Statements (Continued)

policy of the Fund to pay out dividends from its net investment income, if any, to investors semi-annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. For the year ended May 31, 2023, the Fund did not incur any interest or penalties.

As of May 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Ordinary Income*	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
$190,207,244	$(579,679,232)	$339,936,993	$(49,534,995)

The tax character of dividends and distributions declared for the years ended May 31, 2023 and May 31, 2022 were as follows:

	Ordinary Income*	Long-Term Capital Gains
2023	$332,800,883	$248,657,575
2022	95,706,043	—

*	for tax purposes short-term capital gain distributions are considered ordinary income distributions

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. During the fiscal year ended May 31, 2023, the Fund incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Post-October Losses on Capital
$579,679,232

For the fiscal year ended May 31, 2023, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind and equalization.

Distributable earnings (loss)	Paid-In Capital
$(39,558,327)	$39,558,327

28

DBX ETF Trust

Notes to Financial Statements (Continued)

As of May 31, 2023, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
$3,745,892,398	$340,686,030	$782,998,791	$(442,312,761)

Foreign Taxes    The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories. Receivables and payables related to foreign taxes as of May 31, 2023, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims (“EU reclaims”) related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Statement of Assets and Liabilities. For the year ended May 31, 2023, the Fund received reclaims and interest related to EU reclaims, which is reported in unaffiliated dividend income and other income in the Statement of Operations. Expenses incurred related to filing EU reclaims are recorded in other expenses in the Statement of Operations. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by a fund during the fiscal year exceed foreign withholding taxes paid, and a fund previously passed foreign tax credits on to its shareholders, a fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the fund’s shareholders. For the year ended May 31, 2023, the EU reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.

Foreign Currency Translations    The books and records of the Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Fund may lend securities to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2023, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.08% annualized effective rate as of May 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or

29

DBX ETF Trust

Notes to Financial Statements (Continued)

by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2023, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2023

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Common Stocks	$70,741,282	$—	$100,134	$63,236,264	$134,077,680
Preferred Stocks	1,426,522	—	—	—	1,426,522

Total Borrowings	$72,167,804	$—	$100,134	$63,236,264	$135,504,202

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$135,504,202

Derivatives

Forward Foreign Currency Contracts    The Fund may enter into forward foreign currency contracts (“forward currency contracts”) designed to offset the Fund’s exposure to non-U.S. currencies. In addition, the Fund may enter into forward currency contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to shareholders.

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. For the year ended May 31, 2023, the Fund invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies.

The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency contracts. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

A summary of the open forward currency contracts as of May 31, 2023 is included in a table following the Fund’s Schedule of Investments. The investment in forward currency contracts short vs. U.S. dollars had a contract value generally indicative of a range of the total exposure the Fund had to the value of non U.S currencies during the year ended May 31, 2023.

Futures Contracts    The Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2023, the Fund utilized futures in order to simulate investment in the Fund’s Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately

30

DBX ETF Trust

Notes to Financial Statements (Continued)

negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2023 is included in a table following the Fund’s Schedule of Investments.

The following table summarizes the value of the Fund’s derivative instruments held as of May 31, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives

Equity contracts	Unrealized appreciation on futures contracts*	$1,233,192	Unrealized depreciation on futures contracts*	$1,122,393

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	117,189,731	Unrealized depreciation on forward foreign currency contracts	13,317,641

	Total	$118,422,923	Total	$14,440,034

*

Includes cumulative appreciation or cumulative depreciation of futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Fund’s earnings during the year ended May 31, 2023 and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Net Realized Gain (Loss) from:

Futures Contracts — Equity Contracts	Forward Foreign Currency Contracts — Foreign Exchange Contracts	Total
$5,423,047	$58,546,963	$63,970,010

Net Change in Unrealized Appreciation (Depreciation) on:

Futures Contracts — Equity Contracts	Forward Foreign Currency Contracts — Foreign Exchange Contracts	Total
$(536,363)	$144,184,679	$143,648,316

For the year ended May 31, 2023 the average monthly volume of derivatives was as follows:

Futures Contracts (Contract Value)	Forward Foreign Currency Contracts (Contract Value)
$88,509,089	$(3,947,793,465)

31

DBX ETF Trust

Notes to Financial Statements (Continued)

As of May 31, 2023, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. Interest expense from collateral received, if any, is included in Interest expense on the Statement of Operations. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(a)	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged(a)	Net Amount of Derivatives Liabilities
Goldman Sachs & Co.	$38,215,161	$(4,127,283)	$—	$34,087,878	$4,127,283	$(4,127,283)	$—	$—
JP Morgan & Chase Co.	33,522,336	(4,159,907)	—	29,362,429	4,159,907	(4,159,907)	—	—
RBC Capital Markets	45,452,234	(5,030,451)	—	40,421,783	5,030,451	(5,030,451)	—	—

	$117,189,731	$(13,317,641)	$—	$103,872,090	$13,317,641	$(13,317,641)	$—	$—

(a)	The actual collateral received or pledged may be more than amount shown.

Affiliated Cash Management Vehicles    The Fund may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV and DWS ESG Liquidity Fund maintains a floating NAV. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. The Advisor will waive an amount of the unitary advisory fee payable to the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

For its investment advisory services to the Fund, the Advisor is entitled to receive a unitary advisory fee from the Fund based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to 0.35%.

The Advisor for the Fund has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated cash management vehicles. For the period from June 1, 2022 through May 31, 2023, the Advisor waived $39,289 of expenses to the Fund.

Out of the unitary advisory fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. The Fund is responsible for the payment of interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, if any, litigation expenses and extraordinary expenses.

32

DBX ETF Trust

Notes to Financial Statements (Continued)

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for the Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund.

The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Fund’s Independent Trustees).

4. Investment Portfolio Transactions

For the year ended May 31, 2023, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	Sales
$740,400,606	$1,002,235,474

For the year ended May 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$172,925,512	$148,666,382

5. Fund Share Transactions

As of May 31, 2023, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by the Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

6. Payments by Affiliates

During the year ended May 31, 2023, the Advisor agreed to reimburse Xtrackers MSCI EAFE Hedged Equity ETF $3,701 for a loss due to a FX trade executed incorrectly. The amount compensated was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

33

DBX ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Xtrackers MSCI EAFE Hedged Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Xtrackers MSCI EAFE Hedged Equity ETF (the “Fund”), (one of the funds constituting DBX ETF Trust (the “Trust”)), including the schedule of investments, as of May 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting DBX ETF Trust) at May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodians, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 25, 2023

34

DBX ETF Trust

Other Information (Unaudited)

Regulatory Update — Tailored Shareholder Report

Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

35

DBX ETF Trust

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), the Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (the “Advisor”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). The Advisor has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of the Advisor that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2023, as required by the Program and the Liquidity Rule, the Advisor provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, the Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, your Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). The Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the Advisor stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. The Advisor also reported that there were no material changes made to the Program during the Reporting Period.

36

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited)

Xtrackers MSCI EAFE Hedged Equity ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 15-16, 2023 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers International Real Estate ETF, (the “Fund”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Advisor”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for the Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) the Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees met with representatives of the Advisor on February 13, 2023 to review financial reports and other information provided by the Advisor and inquire further with regard to the financial information provided, and asked questions of the Advisor during this meeting. The Independent Trustees also took into consideration the discussions they had with management before and during the Meeting and among themselves during their Executive Sessions held on February 15 and February 16, 2023.

The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of the Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Fund.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Fund and its shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Advisor from its relationship with the Fund; (5) the extent to which economies of scale have been realized, and if the Fund’s shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Advisor.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Vedder Price P.C. (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of the Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Advisor under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Advisor continuously during the prior year, in addition to the information the Advisor had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Advisor, including portfolio management.

37

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

The Board considered that the Advisor provides, at its own expense, office facilities and equipment for use by the Fund and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Advisor pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Advisor or one of its DWS Group affiliates, except as may otherwise be determined by the Board. In addition, the Board considered that the Advisor arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Fund’s operations. The Board also considered that in addition to managing the Fund’s portfolios directly, the Advisor provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Fund.

The Board considered the information regarding the Fund’s tracking error compared to its underlying index that had been provided by the Advisor and by Broadridge. The Board took note of the detailed information provided by the Advisor throughout the year with respect to the Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for the Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Advisor under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Advisor, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Fund’s service providers. The Board considered the staffing of the Advisor, including the training, qualifications and experience of investment personnel in managing the Fund. The Board also considered the expertise of the Advisor in supervising third party service providers to the Fund, such as the administrator and the custodian, noting the Advisor’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Advisor, which supports the Fund’s compliance program.

Advisor’s Financial Resources.    In connection with the assessment of the ability of the Advisor to perform its duties under the Investment Advisory Agreement, the Board considered the Advisor’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared the Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Fund. The Board noted that the Peer Groups for currency-hedged Funds included ETFs that were not currency hedged. The Board also noted that the advisory fees and total expenses (after waivers/reimbursements) for the Fund were below or equal to the average and/or median of the ETFs in the Fund’s Peer Group compiled by Broadridge.

The Board accordingly noted that the Fund’s fee is competitive with the fees of applicable peer ETFs.

The Board considered that the fee for the Fund is a unitary fee pursuant to which the Advisor pays all of the Fund’s costs (subject to certain specified exceptions). The Board considered that the Fund’s fee had been priced to scale when it was established. The Board also considered that the Fund’s portfolio is managed on a day-to-day basis by the Advisor and that the Advisor also provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Fund. Based on its review, the Board concluded that the advisory fee for the Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Advisor in developing and rendering services provided to the Fund and the information provided by the Advisor to the Board regarding the Fund’s profitability. The Board considered that the Advisor had provided extensive information about the Advisor’s profitability and the Advisor’s methodology in determining profitability. While the Advisor had provided information about the Advisor’s expenses relating to marketing the Fund, the Board considered the Advisor’s profitability without accounting for such expenses. The Board determined that, although the Fund was profitable as of this time, the Advisor’s profitability with respect to the Fund was not excessive. The Board considered

38

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

whether the Advisor would benefit in other ways from its relationships with the Fund and concluded that there were no material fall-out benefits likely to accrue to the Advisor related to the operation of the Fund.

Economies of Scale.    The Board considered that the Fund had attracted a substantial amount of assets, but determined that the Fund was not experiencing economies of scale beyond what was reflected in the Fund’s unitary fee, which the Board noted was very competitive. The Board also acknowledged that the concept of economies of scale is a complex subject as to determining with a fair degree of certainty whether economies of scale exist, to what extent they exist, whether scale can result in additional expenses, and alternative ways advisers can share benefits of economies of scale.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

39

DBX ETF Trust

Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this shareholder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board.    Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairperson since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011-present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	42	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairperson of the Audit Committee since 2015	Chief Financial Officer, EyePoint Pharmaceuticals, Inc. (2019-present); Chief Financial Officer, Enzyvant (2018-2019); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	42	—
J. David Officer (1948) Board Member since 2011, Chairperson of the Nominating Committee since 2015	Independent Director (2010-present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	42	(Chairman of) Ilex Management Ltd; Old Westbury Funds

40

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present

Chief Administrative Officer Investment Division Americas, of DWS Investment Management Americas, Inc. and Manager (since 2023) and Chief Operating Officer of the Advisor (2016-present). Formerly: Programmes (Head 2021-2023), of DWS Investment Management Americas, Inc.; Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014-2020); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).

Diane Kenneally(5) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-2022); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc. (2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011-present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present	Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

41

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC (2020-present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); Secretary, Deutsche AM Service Company (2010-2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020-2021).
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present	Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007-present).
Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014-present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Christian Rijs(4) (1980) Anti-Money Laundering Compliance Officer, since October 21, 2021	Senior Team Lead Anti-Financial Crime and Compliance, DWS Investment Management Americas, Inc.; AML Officer, DWS Trust Company (since November 2, 2021); AML Officer, DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO.

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)	Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

42

DBX ETF Trust

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (855) 329-3837.

Portfolio Holdings Information

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about the Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount & Premium Information

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its fiscal year ended May 31, 2023.

Qualified Dividend Income*
44%

* The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

The Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Gross Foreign Income	Foreign Taxes Paid
$143,032,795	$2,450,204

43

DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in U.S. companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Performance of the Fund may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in the Fund should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Fund. Please read the prospectus for more information.

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

The Funds or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to any such Funds or securities or any index on which such Funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.

Copyright © 2023 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Investment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203

Independent registered public accounting firm Ernst & Young LLP One Manhattan West New York, NY, 10001	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-38753-9 (7/23) DBX005558 (7/24)

May 31, 2023

Annual Report

DBX ETF Trust

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (ESCR)

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB)

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY)

Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU)

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW)

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear shareholder,

We are pleased to provide this annual report on six of our ETFs tracking the fixed income market for the period ended May 31, 2023.

The global economy faced several headwinds during the reporting period amid elevated inflation, rising interest rates and heightened economic and geopolitical uncertainties. Persistently high inflation in both developed and developing countries eroded real incomes and prompted aggressive interest rate hikes by the U.S. Federal Reserve (Fed) and other major central banks, except the Bank of Japan. This, in turn, caused financial conditions to tighten and debt-servicing costs to increase. In February 2023, Russia’s invasion of Ukraine passed the one-year mark, with no real signs of a way out of the conflict. Global financial markets remained largely resilient despite the banking-sector turmoil in the U.S. and Europe. The U.S. labor market remained moderately resilient as the unemployment rate stayed stable amid slowing wage growth. Meanwhile, China’s reopening after COVID-19-related restrictions had a positive impact on global market sentiment.

In the U.S., fixed income markets were volatile and posted negative returns during the reporting period due to higher interest rates that caused bond yields to rise. In May 2023, the U.S. Federal Reserve Board (FRB) raised the Fed funds rate by 25Bps1 to a range of 5-5.25%, bringing borrowing costs to their highest level since September 2007, to achieve its 2% inflation target. FRB officials expressed uncertainty about how much more policy tightening may be appropriate in the future. In July 2022, the 10-year versus 2-year Treasury yield spread curve inverted; this is usually considered a predictor of economic recession, as short-term interest rates became higher than long-term interest rates. Both 10-year and 2-year Treasury yields increased during the reporting period amid concerns surrounding the outlook of the U.S. economy and speculation around the debt-ceiling deal.

The Eurozone economy returned to growth in Q1 2023, with an expansion of 0.1% QoQ after recording zero growth in Q4 2022. While Germany’s economy saw no growth, Spain and Italy witnessed strong expansion. The bloc’s economy has been impacted significantly by an increase in consumer prices owing to higher energy and food costs. Furthermore, the European Central Bank’s (ECB’s) aggressive monetary tightening policy added to the economic woes, along with a decline in confidence levels among businesses and consumers. The Bank of Japan’s new governor pledged to keep the loose monetary policy unchanged for now and announced plans to review past monetary policy moves. China’s economy grew 4.5% YoY in Q1 2023 after 2.9% growth in Q4 2022, beating market estimates of 4%, amid Beijing’s efforts to stimulate the post-pandemic recovery. Developing markets faced challenges from elevated inflation amid slowing growth.

We believe central banks around the world will remain wary in their approach to monetary policy and watch for positive signs in the economy before taking any interest rate action. The recent banking system stress and debt-ceiling concerns will also weigh on the U.S. Federal Reserve’s (Fed’s) decisions in the coming months. Unlike the Fed, the ECB has clearly maintained its stance on monetary action and is willing to rates further until inflation is within the comfort level. We will be keenly watching how China recovers from its COVID-19-related restrictions to induce an uptick in industrial activity and income recovery while boosting private sector investment.

Our team appreciates your trust and looks forward to serving your investment needs through innovative index-driven strategies.

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

1 Basis points (Bps) are a unit of measurement equal to 1/100th of 1 percent and a standard measure for interest rates.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

1

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2

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (ESCR), seeks Investment results that correspond generally to the performance before the fund’s fees and expenses, of the Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index (the ESCR Index). The ESCR Index, which applies environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the Bloomberg US Corporate Index (an investment grade corporate bond universe), resulting in a broad investment grade fixed income market exposure, with ESG aspects. The Bloomberg US Aggregate Bond Index is a broadmeasure, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the domestic bond market. For the 12-month period ended May 31, 2023, ESCR returned -2.00%, compared to the ESCR Index return of -1.80%.

All sectors contributed negatively to performance during the period with the Financial Institutions, Consumer Non-Cyclical and Utility sectors detracting the most from performance.

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB) seeks investment results that correspond generally to the performance, before fund’s fees and expenses, of the J.P. Morgan ESG EMBI Global Diversified Sovereign Index (the ESEB Index). The Index, which applies J.P. Morgan environmental, social and governance (“JESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan EMBI Global Diversified Sovereign Index, before implementing ESG considerations. For the 12-month period ended May 31, 2023, ESEB returned -1.16%, compared to the ESEB Index return of -1.79%.

From a geographical perspective, Russia, El Salvador and Turkey were the major positive contributors while Ecuador, Egypt and Ghana contributed negatively to performance.

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY), seek investment results that correspond generally to the performance, before fund’s fees and expenses, of the J.P. Morgan ESG DM Corporate High Yield USD Index (the ESHY Index). The Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan DM High Yield USD Index (a USD denominated high yield corporate bond index of developed market issuers), resulting in a broad high yield fixed income market exposure with ESG. For the 12-month period ended May 31, 2023, ESHY returned 0.03%, compared to the ESHY Index return of 0.17%.

Consumer Cyclical, Energy and Capital Goods were the major positive contributors, while Communications, Financial Institutions and Consumer Non-Cyclical sectors detracted most from the performance.

Xtrackers Municipal Infrastructure Revenue Bond ETF

The Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (the RVNU Index). The RVNU Index is designed to track returns of the segment of the U.S. long-term tax-exempt bond market that consists of infrastructure revenue bonds. For the 12-month period ended May 31, 2023, RVNU returned -0.79%, compared to the RVNU Index return of -0.75%.

The majority of sectors contributed negatively to performance during the period with the greatest negative contributions coming from Transport and Utility. The Tax-Backed and Education sectors were the positive contributors to performance.

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

The Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex US High Dividend Yield Index (the HDAW Index). The HDAW Index is designed to give investors exposure to equity securities across developed and emerging market countries (excluding the United States), with higher dividend income and quality characteristics than average dividend yields of equities in its parent index (excluding REITs), where such higher

3

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited) (Continued)

dividend income and quality characteristics are both sustainable and persistent. For the 12-month period ended May 31, 2023, HDAW returned -1.68%, compared to the HDAW Index return of -1.58%.

Consumer Discretionary, Financials and Consumer Staples were the major positive contributors, while Materials, Energy and Real Estate sectors detracted most from the performance. From a geographical perspective, most of the countries contributed negatively with United Kingdom, Hong Kong and Brazil being the most significant detractors. However, Switzerland, Japan and Germany contributed positively to the performance.

Xtrackers MSCI EAFE High Dividend Yield Equity ETF

The Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield Index (the HDEF Index). The HDEF Index is designed to give investors exposure to equity securities in developed international stock markets, with higher dividend income and quality characteristics than average dividend yields of equities in its parent index (excluding REITs), where such higher dividend income and quality characteristics are both sustainable and persistent. For the 12-month period ended May 31, 2023, HDEF returned 0.46%, compared to the HDEF Index return of 0.37%.

Financials, Consumer Discretionary and Consumer Staples were the major positive contributors, while Materials, Health Care and Energy sectors detracted most from the performance. From a geographical perspective, United Kingdom, Norway, and Australia contributed negatively. However, Switzerland, Japan and Germany contributed positively to the performance.

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 6-17 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

4

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5

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (ESCR)

The Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index (the “Underlying Index”). The Underlying Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the Bloomberg US Corporate Index (an investment grade corporate bond universe), resulting in a broad investment grade fixed income market exposure with ESG aspects. It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/ Maturity Neutral Index[2]	Bloomberg US Aggregate Bond Index
One Year	-2.00%	-1.95%	-1.80%	-2.14%
Five Year	-1.97%	-1.98%	-2.60%	0.81%
Since Inception[1]	-0.52%	-0.51%	-1.01%	1.02%

Cumulative Total Returns

	Net Asset Value	Market Value	Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/ Maturity Neutral Index[2]	Bloomberg US Aggregate Bond Index
One Year	-2.00%	-1.95%	-1.80%	-2.14%
Five Year	-9.46%	-9.52%	-12.32%	4.13%
Since Inception[1]	-4.21%	-4.16%	-8.01%	8.77%

1 Total returns are calculated based on the commencement of operations, March 3, 2015 (“Inception”).

2 On May 12, 2020, the Fund changed its Underlying Index from Solactive Investment Grade Bond — Interest Rate Hedged Index to the Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index. Returns reflect performance for the Solactive Investment Grade Bond — Interest Rate Hedged Index through May 11, 2020.

Prior to May 12, 2020, the Fund was known as Xtrackers Investment Grade Bond — Interest Rate Hedged ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022, was 0.15%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

6

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (ESCR) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, March 3, 2015.

Sector Diversification* as of May 31, 2023

Financial	32.2%
Consumer, Non-cyclical	18.0%
Technology	11.9%
Communications	9.5%
Utilities	8.5%
Consumer, Cyclical	7.6%
Industrial	6.5%
Energy	3.8%
Basic Materials	2.0%

Total	100.0%

Modified duration to worst as of May 31, 2023: 7.2 years

Modified duration to worst is the measure of sensitivity of the price of a bond to a change in interest rates, assuming worst case scenario.

Quality* as of May 31, 2023

Description	% of Market Value
AAA	3.3%
AA	13.0%
A	43.1%
BBB	40.6%

Total	100.0%

The quality ratings represent the higher of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (S&P) or Fitch Ratings Inc. (Fitch) credit ratings. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Country Diversification* as of May 31, 2023

United States	86.7%
Canada	4.1%
United Kingdom	3.0%
Japan	2.4%
Other	3.8%

Total	100.0%

* As a percent of total investments excluding cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 19.

7

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB)

The Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the J.P. Morgan ESG EMBI Global Diversified Sovereign Index (the “Underlying Index”). The Underlying Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan EMBI Global Diversified Sovereign Index, resulting in a broad emerging markets sovereign debt market exposure with ESG aspects. It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	J.P. Morgan ESG EMBI Global Diversified Sovereign Index[2]	J.P. Morgan EMBI Global Diversified Sovereign Index
One Year	-1.16%	-1.12%	-1.79%	-1.94%
Five Year	-2.65%	-2.78%	-3.90%	-0.52%
Since Inception[1]	-0.02%	-0.02%	-1.00%	1.43%

Cumulative Total Returns

	Net Asset Value	Market Value	J.P. Morgan ESG EMBI Global Diversified Sovereign Index[2]	J.P. Morgan EMBI Global Diversified Sovereign Index
One Year	-1.16%	-1.12%	-1.79%	-1.94%
Five Year	-12.57%	-13.13%	-18.03%	-2.56%
Since Inception[1]	-0.14%	-0.13%	-7.95%	12.44%

1 Total returns are calculated based on the commencement of operations, March 3, 2015 (“Inception”).

2 On May 12, 2020, the Fund changed its Underlying Index from Solactive Emerging Markets Bond — Interest Rate Hedged Index to the J.P. Morgan ESG EMBI Global Diversified Sovereign Index. Returns reflect performance for the Solactive Emerging Markets Bond — Interest Rate Hedged Index through May 11, 2020.

Prior to May 12, 2020, the Fund was known as Xtrackers Emerging Markets Bond — Interest Rate Hedged ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022, was 0.35%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

8

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, March 3, 2015.

Country Diversification* as of May 31, 2023

Saudi Arabia	5.8%
Panama	4.9%
Hungary	4.7%
Brazil	4.2%
Qatar	4.0%
Philippines	4.0%
Indonesia	3.9%
Uruguay	3.8%
Dominican Republic	3.5%
Romania	3.5%
United Arab Emirates	3.5%
Oman	3.4%
Colombia	3.4%
Turkey	3.4%
Bahrain	3.2%
Peru	3.1%
Mexico	3.1%
Chile	2.7%
South Africa	2.6%
Other	29.3%

Total	100.0%

Modified duration to worst as of May 31, 2023: 7.0 years

Modified duration to worst is the measure of sensitivity of the price of a bond to a change in interest rates, assuming worst case scenario.

Quality* as of May 31, 2023

Description	% of Market Value
AA	8.6%
A	12.5%
BBB	37.1%
BB	23.0%
B	14.0%
CCC	4.0%
CC	0.8%

Total	100.0%

The quality ratings represent the higher of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (S&P) or Fitch Ratings Inc. (Fitch) credit ratings. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

* As a percentage of total investments excluding cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 28.

9

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY)

The Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the J.P. Morgan ESG DM Corporate High Yield USD Index (the “Underlying Index”). The Underlying Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan DM High Yield USD Index (a USD denominated high yield corporate bond index of developed market issuers), resulting in a broad high yield fixed income market exposure with ESG aspects. It is not possible to invest directly into an index..

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	J.P. Morgan ESG DM Corporate High Yield USD Index[2]	Baseline JESG DM Corporate HY USD Index
One Year	0.03%	-0.14%	0.17%	0.04%
Five Year	1.34%	1.30%	0.31%	3.11%
Since Inception[1]	1.91%	1.89%	1.49%	3.82%

Cumulative Total Returns

	Net Asset Value	Market Value	J.P. Morgan ESG DM Corporate High Yield USD Index[2]	Baseline JESG DM Corporate HY USD Index
One Year	0.03%	-0.14%	0.17%	0.04%
Five Year	6.86%	6.68%	1.58%	16.55%
Since Inception[1]	16.90%	16.75%	12.95%	36.24%

1 Total returns are calculated based on the commencement of operations, March 3, 2015 (“Inception”).

2 On May 12, 2020, the Fund changed its Underlying Index from Solactive High Yield Corporate Bond — Interest Rate Hedged Index to the J.P. Morgan ESG DM Corporate High Yield USD Index. Returns reflect performance for the Solactive High Yield Corporate Bond — Interest Rate Hedged Index through May 11, 2020.

Prior to May 12, 2020, the Fund was known as Xtrackers High Yield Corporate Bond — Interest Rate Hedged ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022, was 0.20%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, March 3, 2015.

Sector Diversification* as of May 31, 2023

Consumer, Cyclical	22.9%
Communications	15.8%
Consumer, Non-cyclical	13.8%
Energy	12.6%
Industrial	12.1%
Financial	10.2%
Basic Materials	6.0%
Technology	5.0%
Utilities	1.5%
Diversified	0.1%

Total	100.0%

Modified duration to worst as of May 31, 2023: 3.9 years

Modified duration to worst is the measure of sensitivity of the price of a bond to a change in interest rates, assuming worst case scenario.

Quality* as of May 31, 2023

Description	% of Market Value
BBB	5.2%
BB	56.6%
B	28.9%
CCC	9.0%
CC	0.2%
NR	0.1%

Total	100.0%

The quality ratings represent the higher of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (S&P) or Fitch Ratings Inc. (Fitch) credit ratings. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Country Diversification* as of May 31, 2023

United States	85.7%
Canada	4.3%
United Kingdom	2.2%
Other	7.8%

Total	100.0%

* As a percentage of total investments excluding cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 33.

11

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU)

The Xtrackers Municipal Infrastructure Revenue Bond ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the U.S. long-term tax exempt bond market, consisting of infrastructure revenue bonds. It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	Solactive Municipal Infrastructure Revenue Bond Index	S&P Municipal Bond Revenue Index
One Year	-0.79%	-0.38%	-0.75%	-0.04%
Five Year	1.39%	1.44%	1.72%	1.68%
Since Inception[1]	2.75%	2.73%	3.05%	2.62%

Cumulative Total Returns

	Net Asset Value	Market Value	Solactive Municipal Infrastructure Revenue Bond Index	S&P Municipal Bond Revenue Index
One Year	-0.79%	-0.38%	-0.75%	-0.04%
Five Year	7.13%	7.39%	8.88%	8.71%
Since Inception[1]	31.18%	30.92%	34.98%	29.51%

1 Total returns are calculated based on the commencement of operations, June 4, 2013 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022, was 0.15%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

12

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, June 4, 2013.

Sector Diversification* as of May 31, 2023

Airport	32.0%
Transportation	27.0%
Water	14.3%
General	13.8%
Power	10.4%
Utilities	2.4%
Development	0.1%

Total	100.0%

Modified duration to worst as of May 31, 2023: 9.5 years

Modified duration to worst is the measure of sensitivity of the price of a bond to a change in interest rates, assuming worst case scenario.

Quality* as of May 31, 2023

Description	% of Market Value
AAA	7.5%
AA	54.3%
A	36.5%
BBB	1.7%

Total	100.0%

The quality ratings represent the higher of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (S&P) or Fitch Ratings Inc. (Fitch) credit ratings. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

* As a percent of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 51.

13

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW)

The Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA High Dividend Yield Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of equities (excluding real estate investment trusts (“REITs”)) in developed and emerging stock markets (excluding the United States) in its parent index, the MSCI ACWI ex US Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	MSCI ACWI ex USA High Dividend Yield Index	MSCI ACWI ex US Index
One Year	-1.68%	-1.00%	-1.58%	-1.41%
Five Year	2.59%	2.61%	2.60%	2.22%
Since Inception[1]	3.00%	3.04%	3.15%	3.80%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI ACWI ex USA High Dividend Yield Index	MSCI ACWI ex US Index
One Year	-1.68%	-1.00%	-1.58%	-1.41%
Five Year	13.61%	13.74%	13.69%	11.62%
Since Inception[1]	25.98%	26.35%	27.43%	33.79%

1 Total returns are calculated based on the commencement of operations, August 12, 2015 (“Inception”).

Prior to February 13, 2018, the Fund was known as Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022, was 0.20%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

14

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, August 12, 2015.

Sector Diversification* as of May 31, 2023

Financials	25.4%
Materials	16.8%
Consumer Staples	9.1%
Energy	9.0%
Health Care	8.3%
Industrials	6.7%
Consumer Discretionary	6.3%
Utilities	6.1%
Information Technology	6.0%
Communication Services	3.6%
Real Estate	2.7%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2023 (27.7% of Net Assets)

Description	% of Net Assets
Novartis AG (Switzerland)	4.9%
BHP Group Ltd. (Australia)	3.6%
TotalEnergies SE (France)	3.5%
Unilever PLC (United Kingdom)	3.3%
Sanofi (France)	3.0%
Allianz SE (Germany)	2.3%
Iberdrola SA (Spain)	1.9%
Zurich Insurance Group AG (Switzerland)	1.8%
Rio Tinto PLC (United Kingdom)	1.8%
China Construction Bank Corp. (China)	1.6%

Country Diversification* as of May 31, 2023

Switzerland	12.3%
France	9.9%
United Kingdom	9.3%
Australia	8.0%
Taiwan	7.6%
Japan	6.3%
China	6.3%
Germany	5.1%
Canada	4.0%
Hong Kong	3.0%
Spain	2.7%
Brazil	2.3%
Netherlands	2.2%
Singapore	2.0%
Other	19.0%

Total	100.0%

* As a percent of total investments excluding exchange-traded funds, securities lending collateral and cash equilvants.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 58.

15

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF)

The Xtrackers MSCI EAFE High Dividend Yield Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of equities (excluding real estate investment trusts (“REITs”)) in developed markets in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. It is not possible to invest directly into an index.

Performance as of May 31, 2023

Average Annual Total Return

	Net Asset Value	Market Value	MSCI EAFE High Dividend Yield Index	MSCI EAFE Index
One Year	0.46%	0.83%	0.37%	3.06%
Five Year	3.40%	3.34%	3.34%	3.21%
Since Inception[1]	3.49%	3.55%	3.59%	3.92%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI EAFE High Dividend Yield Index	MSCI EAFE Index
One Year	0.46%	0.83%	0.37%	3.06%
Five Year	18.19%	17.86%	17.87%	17.11%
Since Inception[1]	30.73%	31.31%	31.68%	35.02%

1 Total returns are calculated based on the commencement of operations, August 12, 2015 (“Inception”).

Prior to February 13, 2018, the Fund was known as Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2022, was 0.20%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

16

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, August 12, 2015.

Sector Diversification* as of May 31, 2023

Financials	21.1%
Materials	19.1%
Consumer Staples	12.6%
Health Care	9.8%
Consumer Discretionary	8.2%
Energy	8.0%
Utilities	7.9%
Industrials	7.2%
Communication Services	3.1%
Real Estate	2.6%
Information Technology	0.4%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2023 (38.8% of Net Assets)

Description	% of Net Assets
Novartis AG (Switzerland)	4.9%
Unilever PLC (United Kingdom)	4.8%
TotalEnergies SE (France)	4.8%
BHP Group Ltd. (Australia)	4.7%
Sanofi (France)	4.7%
Allianz SE (Germany)	3.7%
Iberdrola SA (Spain)	3.0%
Zurich Insurance Group AG (Switzerland)	3.0%
Rio Tinto PLC (United Kingdom)	2.9%
Glencore PLC (Switzerland)	2.3%

Country Diversification* as of May 31, 2023

Switzerland	16.3%
United Kingdom	15.1%
France	15.0%
Australia	11.9%
Japan	10.2%
Germany	8.2%
Spain	3.9%
Netherlands	3.6%
Singapore	3.3%
Hong Kong	2.7%
Sweden	2.2%
Other	7.6%

Total	100.0%

* As a percent of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 65.

17

DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other Fund expenses. In the most recent six-month period the Funds, except for Xtrackers Municipal Infrastructure Revenue Bond ETF, limited these expenses; had they not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Actual	$1,000.00	$1,021.30	0.15%	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	0.15%	$0.76
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Actual	$1,000.00	$1,019.70	0.35%	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	0.35%	$1.77
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Actual	$1,000.00	$1,028.00	0.20%	$1.01
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	0.20%	$1.01
Xtrackers Municipal Infrastructure Revenue Bond ETF
Actual	$1,000.00	$1,032.80	0.15%	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	0.15%	$0.76
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Actual	$1,000.00	$1,035.70	0.20%	$1.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	0.20%	$1.01
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Actual	$1,000.00	$1,052.50	0.20%	$1.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	0.20%	$1.01

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

18

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF

May 31, 2023

	Principal Amount	Value
CORPORATE BONDS — 98.7%
Basic Materials — 1.9%
Chemicals — 1.6%
Dow Chemical Co., 2.10%, 11/15/30	$10,000	$8,313
DuPont de Nemours, Inc., 5.419%, 11/15/48	5,000	4,908
Ecolab, Inc., 2.70%, 12/15/51	5,000	3,238
LyondellBasell Industries NV, 4.625%, 2/26/55	8,000	6,369
Nutrien Ltd., 2.95%, 5/13/30	10,000	8,755
PPG Industries, Inc., 1.20%, 3/15/26	6,000	5,411
Sherwin-Williams Co., 4.50%, 6/1/47	7,000	5,984

(Cost $53,303)		42,978

Iron/Steel — 0.0%
Steel Dynamics, Inc., 2.80%, 12/15/24 (Cost $1,994)	2,000	1,914

Mining — 0.3%
Newmont Corp., 4.875%, 3/15/42	5,000	4,639
Rio Tinto Finance USA Ltd., 2.75%, 11/2/51	5,000	3,328

(Cost $10,038)		7,967

Communications — 9.4%
Internet — 2.1%
Alibaba Group Holding Ltd., 3.25%, 2/9/61	5,000	3,099
Alphabet, Inc. 1.998%, 8/15/26	5,000	4,681
2.05%, 8/15/50	5,000	3,073
Amazon.com, Inc. 1.00%, 5/12/26	5,000	4,536
1.65%, 5/12/28	5,000	4,415
1.50%, 6/3/30	5,000	4,133
2.10%, 5/12/31	10,000	8,462
3.10%, 5/12/51	10,000	7,337
4.10%, 4/13/62	5,000	4,241
Booking Holdings, Inc., 3.60%, 6/1/26	8,000	7,749
eBay, Inc., 1.90%, 3/11/25	5,000	4,732

(Cost $68,296)		56,458

Media — 2.8%
Comcast Corp. 3.95%, 10/15/25	10,000	9,833
4.15%, 10/15/28	10,000	9,759
2.937%, 11/1/56	10,000	6,406
2.987%, 11/1/63	20,000	12,403
Discovery Communications LLC 5.20%, 9/20/47	5,000	3,966

	Principal Amount	Value
Media (Continued)
4.65%, 5/15/50	$5,000	$3,673
Fox Corp., 3.05%, 4/7/25	5,000	4,805
Paramount Global 4.95%, 1/15/31	4,000	3,589
5.85%, 9/1/43	6,000	5,024
TWDC Enterprises 18 Corp., MTN, 2.95%, 6/15/27	5,000	4,722
Walt Disney Co. 1.75%, 8/30/24	4,000	3,839
2.75%, 9/1/49	8,000	5,334
3.60%, 1/13/51	5,000	3,856

(Cost $88,596)		77,209

Telecommunications — 4.5%
AT&T, Inc. 4.10%, 2/15/28	10,000	9,681
3.50%, 6/1/41	30,000	22,896
3.65%, 9/15/59	10,000	6,860
Bell Telephone Co. of Canada or Bell Canada, Series US-4, 3.65%, 3/17/51	3,000	2,261
Corning, Inc., 5.35%, 11/15/48	4,000	3,870
Deutsche Telekom International Finance BV, 8.75%, 6/15/30	5,000	6,021
Rogers Communications, Inc. 4.50%, 3/15/43	8,000	6,622
4.30%, 2/15/48	2,000	1,550
Telefonica Europe BV, 8.25%, 9/15/30	10,000	11,709
Verizon Communications, Inc. 3.376%, 2/15/25	5,000	4,873
4.016%, 12/3/29	8,000	7,538
2.355%, 3/15/32	10,000	8,070
4.40%, 11/1/34	10,000	9,276
2.875%, 11/20/50	15,000	9,592
3.55%, 3/22/51	5,000	3,638
Vodafone Group PLC 4.125%, 5/30/25	5,000	4,912
4.25%, 9/17/50	5,000	3,939

(Cost $140,868)		123,308

Consumer, Cyclical — 7.5%
Apparel — 0.4%
NIKE, Inc., 2.75%, 3/27/27	8,000	7,583
VF Corp., 2.40%, 4/23/25	5,000	4,711

(Cost $13,489)		12,294

Auto Manufacturers — 1.6%
American Honda Finance Corp., MTN, 2.15%, 9/10/24	7,000	6,736
General Motors Co. 6.60%, 4/1/36	10,000	10,160
6.25%, 10/2/43	5,000	4,739
General Motors Financial Co., Inc., 1.25%, 1/8/26	12,000	10,780

See Notes to Financial Statements.	19

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2023

	Principal Amount	Value
Auto Manufacturers (Continued)
Toyota Motor Credit Corp. 3.65%, 1/8/29	$5,000	$4,764
1.90%, 9/12/31	7,000	5,691

(Cost $45,072)		42,870

Entertainment — 0.4%
Warnermedia Holdings, Inc. 4.279%, 3/15/32	10,000	8,746
5.141%, 3/15/52	4,000	3,128

(Cost $12,964)		11,874

Home Builders — 0.2%
NVR, Inc., 3.00%, 5/15/30 (Cost $5,315)	5,000	4,383

Home Furnishings — 0.2%
Whirlpool Corp., 2.40%, 5/15/31 (Cost $6,015)	6,000	4,882

Leisure Time — 0.2%
Harley-Davidson, Inc., 3.50%, 7/28/25 (Cost $5,165)	5,000	4,770

Retail — 4.3%
AutoNation, Inc., 3.50%, 11/15/24	5,000	4,835
Dollar General Corp., 3.875%, 4/15/27	8,000	7,751
Dollar Tree, Inc., 2.65%, 12/1/31	7,000	5,780
Home Depot, Inc. 3.00%, 4/1/26	8,000	7,726
3.90%, 6/15/47	2,000	1,677
4.50%, 12/6/48	5,000	4,583
2.375%, 3/15/51	5,000	3,054
2.75%, 9/15/51	5,000	3,300
Lowe’s Cos., Inc. 3.65%, 4/5/29	10,000	9,395
2.625%, 4/1/31	10,000	8,454
2.80%, 9/15/41	5,000	3,442
McDonald’s Corp. MTN, 2.125%, 3/1/30	10,000	8,569
MTN, 4.45%, 9/1/48	5,000	4,424
Starbucks Corp. 4.00%, 11/15/28	2,000	1,941
2.55%, 11/15/30	2,000	1,722
3.50%, 11/15/50	5,000	3,747
Target Corp. 2.50%, 4/15/26	7,000	6,680
2.95%, 1/15/52	3,000	2,088
TJX Cos., Inc., 2.25%, 9/15/26	8,000	7,457
Walgreens Boots Alliance, Inc., 4.10%, 4/15/50	5,000	3,646
Walmart, Inc. 1.05%, 9/17/26	10,000	9,013

	Principal Amount	Value
Retail (Continued)
4.50%, 9/9/52	$10,000	$9,600

(Cost $139,608)		118,884

Toys/Games/Hobbies — 0.2%
Hasbro, Inc., 3.90%, 11/19/29 (Cost $6,059)	6,000	5,477

Consumer, Non-cyclical — 17.8%
Agriculture — 0.1%
Bunge Ltd. Finance Corp., 2.75%, 5/14/31 (Cost $4,053)	4,000	3,348

Beverages — 0.9%
Coca-Cola Co., 4.20%, 3/25/50	6,000	5,581
Keurig Dr Pepper, Inc., 2.55%, 9/15/26	7,000	6,513
PepsiCo, Inc. 1.95%, 10/21/31	10,000	8,336
2.75%, 10/21/51	5,000	3,563

(Cost $29,289)		23,993

Biotechnology — 1.8%
Amgen, Inc. 5.15%, 3/2/28	10,000	10,085
5.60%, 3/2/43	10,000	9,918
4.663%, 6/15/51	4,000	3,523
3.00%, 1/15/52	3,000	1,968
5.65%, 3/2/53	5,000	5,001
Baxalta, Inc., 5.25%, 6/23/45	5,000	4,868
Biogen, Inc., 3.25%, 2/15/51	5,000	3,432
Gilead Sciences, Inc. 1.65%, 10/1/30	2,000	1,632
4.00%, 9/1/36	9,000	8,195
2.80%, 10/1/50	1,000	668

(Cost $56,799)		49,290

Commercial Services — 1.0%
Equifax, Inc., 2.60%, 12/15/25	8,000	7,513
Global Payments, Inc., 5.95%, 8/15/52	5,000	4,672
PayPal Holdings, Inc., 2.85%, 10/1/29	5,000	4,459
Quanta Services, Inc., 2.90%, 10/1/30	5,000	4,246
RELX Capital, Inc., 4.00%, 3/18/29	5,000	4,803
S&P Global, Inc., 2.30%, 8/15/60	5,000	2,805

(Cost $32,992)		28,498

Cosmetics/Personal Care — 0.8%
Colgate-Palmolive Co., MTN, 4.00%, 8/15/45	3,000	2,727

See Notes to Financial Statements.	20

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2023

	Principal Amount	Value
Cosmetics/Personal Care (Continued)
Estee Lauder Cos., Inc., 2.00%, 12/1/24	$5,000	$4,797
Procter & Gamble Co., 2.85%, 8/11/27	11,000	10,478
Unilever Capital Corp., Series 30Y, 2.625%, 8/12/51	5,000	3,386

(Cost $24,756)		21,388

Food — 2.0%
Campbell Soup Co., 4.15%, 3/15/28	5,000	4,859
Conagra Brands, Inc., 5.40%, 11/1/48	5,000	4,657
General Mills, Inc., 3.20%, 2/10/27	6,000	5,730
Hershey Co., 2.65%, 6/1/50	4,000	2,701
Kellogg Co., 2.10%, 6/1/30	5,000	4,176
Kraft Heinz Foods Co. 4.25%, 3/1/31	5,000	4,790
4.875%, 10/1/49	5,000	4,512
Kroger Co. 4.45%, 2/1/47	3,000	2,588
3.95%, 1/15/50	3,000	2,383
McCormick & Co., Inc., 3.40%, 8/15/27	5,000	4,716
Mondelez International, Inc., 2.75%, 4/13/30	5,000	4,411
Sysco Corp., 6.60%, 4/1/50	5,000	5,578
Tyson Foods, Inc., 4.55%, 6/2/47	5,000	4,101

(Cost $63,414)		55,202

Healthcare-Products — 0.7%
Baxter International, Inc., 2.60%, 8/15/26	7,000	6,494
DH Europe Finance II SARL, 2.60%, 11/15/29	5,000	4,452
Revvity, Inc., 3.625%, 3/15/51	5,000	3,581
Thermo Fisher Scientific, Inc., 2.00%, 10/15/31	4,000	3,272

(Cost $21,758)		17,799

Healthcare-Services — 3.2%
Aetna, Inc., 3.875%, 8/15/47	5,000	3,832
Centene Corp., 2.45%, 7/15/28	10,000	8,593
Elevance Health, Inc. 2.25%, 5/15/30	10,000	8,444
3.125%, 5/15/50	5,000	3,456
HCA, Inc. 5.375%, 2/1/25	8,000	7,950
5.625%, 9/1/28	6,000	6,051
4.125%, 6/15/29	2,000	1,860

	Principal Amount	Value
Healthcare-Services (Continued)
3.50%, 9/1/30	$5,000	$4,419
5.25%, 6/15/49	3,000	2,648
Humana, Inc., 3.125%, 8/15/29	8,000	7,163
Quest Diagnostics, Inc. 2.95%, 6/30/30	5,000	4,420
2.80%, 6/30/31	3,000	2,586
UnitedHealth Group, Inc. 5.30%, 2/15/30	15,000	15,545
4.75%, 5/15/52	6,000	5,621
5.875%, 2/15/53	5,000	5,475

(Cost $96,522)		88,063

Household Products/Wares — 0.2%
Kimberly-Clark Corp., 2.75%, 2/15/26 (Cost $5,203)	5,000	4,783

Pharmaceuticals — 7.1%
AbbVie, Inc. 3.80%, 3/15/25	5,000	4,890
3.60%, 5/14/25	10,000	9,743
4.70%, 5/14/45	5,000	4,504
4.25%, 11/21/49	12,000	10,175
Astrazeneca Finance LLC, 0.70%, 5/28/24	5,000	4,778
AstraZeneca PLC, 3.00%, 5/28/51	3,000	2,189
Becton Dickinson and Co., 4.669%, 6/6/47	5,000	4,500
Bristol-Myers Squibb Co. 0.75%, 11/13/25	5,000	4,573
3.40%, 7/26/29	6,000	5,655
4.25%, 10/26/49	8,000	6,981
Cigna Group 4.375%, 10/15/28	15,000	14,624
4.90%, 12/15/48	4,000	3,643
CVS Health Corp. 3.875%, 7/20/25	7,000	6,854
4.30%, 3/25/28	3,000	2,923
3.25%, 8/15/29	9,000	8,155
4.78%, 3/25/38	5,000	4,629
5.05%, 3/25/48	8,000	7,231
Eli Lilly & Co. 2.75%, 6/1/25	5,000	4,834
3.95%, 3/15/49	5,000	4,423
GlaxoSmithKline Capital, Inc., 3.875%, 5/15/28	5,000	4,865
Johnson & Johnson 5.95%, 8/15/37	10,000	11,485
3.50%, 1/15/48	3,000	2,520
McKesson Corp., 1.30%, 8/15/26	5,000	4,454
Merck & Co., Inc. 2.15%, 12/10/31	10,000	8,387
4.00%, 3/7/49	3,000	2,622
Novartis Capital Corp., 2.00%, 2/14/27	10,000	9,255

See Notes to Financial Statements.	21

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2023

	Principal Amount	Value
Pharmaceuticals (Continued)
Pfizer Investment Enterprises Pte Ltd., 5.34%, 5/19/63	$10,000	$10,016
Pfizer, Inc. 3.45%, 3/15/29	5,000	4,767
7.20%, 3/15/39	10,000	12,444
Sanofi, 3.625%, 6/19/28	3,000	2,931
Zoetis, Inc. 2.00%, 5/15/30	3,000	2,507
4.70%, 2/1/43	2,000	1,834

(Cost $218,067)		193,391

Energy — 3.8%
Oil & Gas — 0.5%
Marathon Petroleum Corp. 3.80%, 4/1/28	2,000	1,882
4.50%, 4/1/48	3,000	2,332
Phillips 66, 5.875%, 5/1/42	5,000	5,132
Valero Energy Corp., 3.65%, 12/1/51	5,000	3,437

(Cost $16,440)		12,783

Oil & Gas Services — 0.4%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc., 4.08%, 12/15/47	6,000	4,717
Halliburton Co., 2.92%, 3/1/30	8,000	7,085

(Cost $12,602)		11,802

Pipelines — 2.9%
Enbridge, Inc. 3.70%, 7/15/27	5,000	4,772
3.40%, 8/1/51	5,000	3,383
Enterprise Products Operating LLC 2.80%, 1/31/30	5,000	4,400
3.30%, 2/15/53	5,000	3,493
Series E, 5.25%, 8/16/77	5,000	4,337
MPLX LP, 1.75%, 3/1/26	15,000	13,684
ONEOK, Inc. 2.75%, 9/1/24	5,000	4,825
5.20%, 7/15/48	5,000	4,176
Sabine Pass Liquefaction LLC 5.00%, 3/15/27	10,000	9,886
4.50%, 5/15/30	5,000	4,732
TransCanada PipeLines Ltd. 4.10%, 4/15/30	2,000	1,860
7.625%, 1/15/39	5,000	5,716
4.875%, 5/15/48	3,000	2,633
Williams Cos., Inc. 4.00%, 9/15/25	1,000	972
3.50%, 11/15/30	5,000	4,486
2.60%, 3/15/31	5,000	4,137

(Cost $89,867)		77,492

	Principal Amount	Value
Financial — 31.7%
Banks — 22.7%
Banco Santander SA, 2.958%, 3/25/31	$10,000	$8,336
Bank of America Corp. MTN, 2.015%, 2/13/26	15,000	14,076
MTN, 1.197%, 10/24/26	20,000	18,056
5.08%, 1/20/27	10,000	9,929
3.419%, 12/20/28	20,000	18,425
MTN, 4.083%, 3/20/51	10,000	8,046
MTN, 2.831%, 10/24/51	10,000	6,402
2.972%, 7/21/52	10,000	6,668
Bank of Montreal, MTN, 1.25%, 9/15/26	10,000	8,844
Bank of New York Mellon Corp., MTN, 3.95%, 11/18/25	15,000	14,614
Bank of Nova Scotia, 4.50%, 12/16/25	5,000	4,871
Barclays PLC, 2.667%, 3/10/32	25,000	19,906
Canadian Imperial Bank of Commerce, 0.95%, 10/23/25	10,000	9,047
Citigroup, Inc. 3.875%, 3/26/25	5,000	4,860
3.30%, 4/27/25	5,000	4,855
4.45%, 9/29/27	15,000	14,424
2.976%, 11/5/30	5,000	4,338
2.572%, 6/3/31	10,000	8,383
2.561%, 5/1/32	5,000	4,108
4.75%, 5/18/46	5,000	4,221
Cooperatieve Rabobank UA, 5.25%, 5/24/41	5,000	5,217
Credit Suisse AG/New York NY, MTN, 3.625%, 9/9/24	5,000	4,794
Credit Suisse Group AG, 4.55%, 4/17/26	5,000	4,726
Deutsche Bank AG, 3.70%, 5/30/24 (a)	5,000	4,866
Deutsche Bank AG/New York NY, 3.035%, 5/28/32 (a)	15,000	11,905
Fifth Third Bancorp, 4.337%, 4/25/33	5,000	4,481
Goldman Sachs Group, Inc. MTN, 3.85%, 7/8/24	10,000	9,846
3.50%, 1/23/25	10,000	9,709
1.542%, 9/10/27	5,000	4,412
2.615%, 4/22/32	7,000	5,777
2.65%, 10/21/32	8,000	6,561
6.25%, 2/1/41	10,000	10,703
HSBC Holdings PLC 1.589%, 5/24/27	10,000	8,881
6.50%, 9/15/37	10,000	10,438
6.10%, 1/14/42	5,000	5,286
HSBC USA, Inc., 3.50%, 6/23/24	15,000	14,648
ING Groep NV, 3.95%, 3/29/27	10,000	9,547

See Notes to Financial Statements.	22

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2023

	Principal Amount	Value
Banks (Continued)
JPMorgan Chase & Co. 2.083%, 4/22/26	$15,000	$14,116
1.578%, 4/22/27	15,000	13,483
2.522%, 4/22/31	15,000	12,756
2.956%, 5/13/31	10,000	8,558
4.912%, 7/25/33	15,000	14,712
3.964%, 11/15/48	10,000	8,123
KeyCorp MTN, 4.10%, 4/30/28	5,000	4,375
MTN, 2.55%, 10/1/29	5,000	3,855
Lloyds Banking Group PLC, 1.627%, 5/11/27	10,000	8,943
Mitsubishi UFJ Financial Group, Inc. 3.287%, 7/25/27	10,000	9,364
4.05%, 9/11/28	12,000	11,534
3.741%, 3/7/29	5,000	4,663
Mizuho Financial Group, Inc., 2.564%, 9/13/31	10,000	7,908
Morgan Stanley GMTN, 3.70%, 10/23/24	5,000	4,889
0.79%, 5/30/25	15,000	14,225
MTN, 2.72%, 7/22/25	5,000	4,824
MTN, 3.125%, 7/27/26	5,000	4,719
GMTN, 4.35%, 9/8/26	5,000	4,879
GMTN, 2.699%, 1/22/31	15,000	12,842
4.30%, 1/27/45	5,000	4,337
4.375%, 1/22/47	5,000	4,359
NatWest Group PLC 4.269%, 3/22/25	5,000	4,917
1.642%, 6/14/27	7,000	6,201
PNC Financial Services Group, Inc., 3.90%, 4/29/24	5,000	4,901
Royal Bank of Canada, GMTN, 2.25%, 11/1/24	20,000	19,149
Santander Holdings USA, Inc., 4.40%, 7/13/27	10,000	9,514
Sumitomo Mitsui Financial Group, Inc. 2.632%, 7/14/26	5,000	4,630
3.364%, 7/12/27	15,000	14,156
3.05%, 1/14/42	5,000	3,642
Toronto-Dominion Bank, MTN, 1.20%, 6/3/26	10,000	8,919
Truist Financial Corp., MTN, 3.70%, 6/5/25	15,000	14,429
US Bancorp 2.40%, 7/30/24	10,000	9,616
MTN, 1.375%, 7/22/30	6,000	4,570
Westpac Banking Corp., 4.11%, 7/24/34	15,000	13,289

(Cost $691,196)		619,603

Diversified Financial Services — 4.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.875%, 8/14/24	6,000	5,770
2.45%, 10/29/26	10,000	8,926
Air Lease Corp., 1.875%, 8/15/26	10,000	8,840

	Principal Amount	Value
Diversified Financial Services (Continued)
Ally Financial, Inc., 8.00%, 11/1/31	$5,000	$5,221
American Express Co. 1.65%, 11/4/26	15,000	13,473
4.05%, 12/3/42	3,000	2,607
Capital One Financial Corp., 5.817%, 2/1/34	10,000	9,720
Charles Schwab Corp., 4.625%, 3/22/30	10,000	9,699
CME Group, Inc., 3.75%, 6/15/28	8,000	7,782
Intercontinental Exchange, Inc. 3.75%, 12/1/25	5,000	4,878
3.00%, 9/15/60	5,000	3,174
Mastercard, Inc., 3.80%, 11/21/46	6,000	5,098
Nomura Holdings, Inc., 2.679%, 7/16/30	10,000	8,239
Visa, Inc. 3.15%, 12/14/25	5,000	4,838
2.75%, 9/15/27	5,000	4,717
3.65%, 9/15/47	4,000	3,390
Voya Financial, Inc., 4.70%, 1/23/48	5,000	4,102

(Cost $127,745)		110,474

Insurance — 1.9%
Aflac, Inc., 3.60%, 4/1/30	5,000	4,621
Allstate Corp., 4.20%, 12/15/46	5,000	4,087
American International Group, Inc. 3.40%, 6/30/30	5,000	4,451
4.375%, 6/30/50	3,000	2,485
AXIS Specialty Finance LLC, 4.90%, 1/15/40	5,000	4,004
Chubb INA Holdings, Inc., 4.35%, 11/3/45	5,000	4,482
Manulife Financial Corp., 4.15%, 3/4/26	5,000	4,877
Marsh & McLennan Cos., Inc.,2.25%, 11/15/30	5,000	4,182
MetLife, Inc., 4.60%, 5/13/46	5,000	4,382
Progressive Corp., 4.125%, 4/15/47	3,000	2,525
Prudential Financial, Inc., MTN, 2.10%, 3/10/30	8,000	6,801
Willis North America, Inc., 5.05%, 9/15/48	5,000	4,272

(Cost $62,963)		51,169

Real Estate Investment Trusts — 3.1%
Alexandria Real Estate Equities, Inc., 3.375%, 8/15/31	8,000	6,923
American Tower Corp. 3.80%, 8/15/29	2,000	1,846
2.90%, 1/15/30	10,000	8,688

See Notes to Financial Statements.	23

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2023

	Principal Amount	Value
Real Estate Investment Trusts (Continued)
AvalonBay Communities, Inc., 2.05%, 1/15/32	$5,000	$4,037
Boston Properties LP, 3.40%, 6/21/29	5,000	4,147
Crown Castle, Inc. 3.65%, 9/1/27	2,000	1,885
3.80%, 2/15/28	6,000	5,647
Digital Realty Trust LP, 3.60%, 7/1/29	6,000	5,227
Healthpeak OP LLC, 3.00%, 1/15/30	5,000	4,367
Host Hotels & Resorts LP, Series J, 2.90%, 12/15/31	6,000	4,717
Kilroy Realty LP, 2.65%, 11/15/33	8,000	5,304
Omega Healthcare Investors, Inc., 4.50%, 1/15/25	10,000	9,612
Prologis LP, 4.375%, 2/1/29	5,000	4,865
Realty Income Corp., 3.25%, 1/15/31	5,000	4,377
Simon Property Group LP, 4.25%, 11/30/46	5,000	3,994
Ventas Realty LP, 4.40%, 1/15/29	6,000	5,665
Welltower OP LLC, 4.25%, 4/15/28	5,000	4,765

(Cost $99,544)		86,066

Industrial — 6.5%
Building Materials — 0.6%
Carrier Global Corp. 2.493%, 2/15/27	3,000	2,751
3.577%, 4/5/50	6,000	4,324
Martin Marietta Materials, Inc., 2.40%, 7/15/31	8,000	6,549
Masco Corp., 2.00%, 10/1/30	5,000	3,969

(Cost $21,269)		17,593

Electrical Components & Equipment — 0.1%
Emerson Electric Co., 2.75%, 10/15/50 (Cost $5,128)	5,000	3,272

Electronics — 0.8%
Agilent Technologies, Inc., 2.30%, 3/12/31	5,000	4,145
Amphenol Corp., 2.20%, 9/15/31	6,000	4,909
Flex Ltd., 4.875%, 5/12/30	3,000	2,893
Fortive Corp., 3.15%, 6/15/26	5,000	4,746
Vontier Corp., 2.95%, 4/1/31	5,000	3,950

(Cost $24,216)		20,643

	Principal Amount	Value
Environmental Control — 0.4%
Republic Services, Inc., 2.30%, 3/1/30	$5,000	$4,295
Waste Connections, Inc., 2.60%, 2/1/30	5,000	4,352
Waste Management, Inc., 3.15%, 11/15/27	3,000	2,842

(Cost $13,760)		11,489

Hand/Machine Tools — 0.2%
Stanley Black & Decker, Inc., 4.00%, 3/15/60 (Cost $5,250)	6,000	4,500

Machinery-Construction & Mining — 0.4%
Caterpillar Financial Services Corp., 0.90%, 3/2/26	5,000	4,527
Caterpillar, Inc., 3.25%, 9/19/49	7,000	5,430

(Cost $11,636)		9,957

Machinery-Diversified — 0.8%
CNH Industrial Capital LLC, 1.875%, 1/15/26	7,000	6,424
Deere & Co., 3.90%, 6/9/42	8,000	7,168
John Deere Capital Corp., MTN, 2.05%, 1/9/25	10,000	9,578

(Cost $26,460)		23,170

Miscellaneous Manufacturing — 0.7%
3M Co., MTN, 4.00%, 9/14/48	5,000	4,008
Parker-Hannifin Corp., 3.25%, 6/14/29	10,000	9,176
Teledyne Technologies, Inc., 1.60%, 4/1/26	5,000	4,556

(Cost $21,235)		17,740

Packaging & Containers — 0.2%
WRKCo, Inc., 3.75%, 3/15/25 (Cost $5,205)	5,000	4,839

Transportation — 2.3%
Canadian National Railway Co. 2.75%, 3/1/26	5,000	4,760
2.45%, 5/1/50	5,000	3,143
Canadian Pacific Railway Co. 3.50%, 5/1/50	5,000	3,778
3.10%, 12/2/51	3,000	2,078
CSX Corp., 2.40%, 2/15/30	10,000	8,677
FedEx Corp. 4.25%, 5/15/30	5,000	4,818
5.25%, 5/15/50	5,000	4,738
Norfolk Southern Corp., 4.05%, 8/15/52	6,000	4,884
Ryder System, Inc., MTN, 2.90%, 12/1/26	5,000	4,612

See Notes to Financial Statements.	24

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2023

	Principal Amount	Value
Transportation (Continued)
Union Pacific Corp. 2.375%, 5/20/31	$10,000	$8,528
3.839%, 3/20/60	9,000	7,010
United Parcel Service, Inc., 3.75%, 11/15/47	7,000	5,804

(Cost $77,340)		62,830

Technology — 11.7%
Computers — 4.0%
Apple, Inc. 2.75%, 1/13/25	10,000	9,726
3.20%, 5/13/25	12,000	11,712
3.85%, 8/4/46	15,000	13,158
3.75%, 11/13/47	15,000	12,895
2.95%, 9/11/49	2,000	1,475
Dell International LLC / EMC Corp., 6.02%, 6/15/26	15,000	15,360
Hewlett Packard Enterprise Co. 1.75%, 4/1/26	7,000	6,423
6.35%, 10/15/45	3,000	3,065
HP, Inc., 3.40%, 6/17/30	10,000	8,769
International Business Machines Corp. 3.50%, 5/15/29	15,000	14,021
4.25%, 5/15/49	5,000	4,201
NetApp, Inc., 1.875%, 6/22/25	5,000	4,665
Western Digital Corp., 2.85%, 2/1/29	5,000	4,042

(Cost $123,512)		109,512

Semiconductors — 3.4%
Analog Devices, Inc., 2.95%, 10/1/51	5,000	3,506
Applied Materials, Inc., 2.75%, 6/1/50	3,000	2,098
Broadcom, Inc. 144A,3.137%, 11/15/35	12,000	9,157
144A,3.187%, 11/15/36	10,000	7,502
Intel Corp. 3.70%, 7/29/25	15,000	14,685
4.10%, 5/11/47	5,000	4,084
3.05%, 8/12/51	6,000	3,948
3.10%, 2/15/60	7,000	4,318
Lam Research Corp., 4.875%, 3/15/49	2,000	1,913
Marvell Technology, Inc., 1.65%, 4/15/26	6,000	5,423
Micron Technology, Inc., 2.703%, 4/15/32	10,000	7,903
NVIDIA Corp., 3.70%, 4/1/60	4,000	3,167
NXP BV / NXP Funding LLC / NXP USA, Inc., 3.15%, 5/1/27	5,000	4,642
QUALCOMM, Inc. 3.45%, 5/20/25	5,000	4,875
1.65%, 5/20/32	10,000	7,841

	Principal Amount	Value
Semiconductors (Continued)
Texas Instruments, Inc., 4.15%, 5/15/48	$5,000	$4,447
TSMC Arizona Corp., 2.50%, 10/25/31	5,000	4,226

(Cost $111,519)		93,735

Software — 4.3%
Activision Blizzard, Inc. 3.40%, 9/15/26	7,000	6,730
2.50%, 9/15/50	2,000	1,265
Adobe, Inc., 2.15%, 2/1/27	7,000	6,477
Autodesk, Inc., 2.40%, 12/15/31	5,000	4,115
Broadridge Financial Solutions, Inc., 2.60%, 5/1/31	5,000	4,102
Electronic Arts, Inc., 1.85%, 2/15/31	5,000	4,068
Fidelity National Information Services, Inc., 2.25%, 3/1/31	7,000	5,618
Fiserv, Inc., 4.20%, 10/1/28	10,000	9,659
Microsoft Corp. 2.40%, 8/8/26	10,000	9,486
2.525%, 6/1/50	10,000	6,897
2.921%, 3/17/52	10,000	7,404
3.95%, 8/8/56	2,000	1,789
Oracle Corp. 2.50%, 4/1/25	5,000	4,769
2.95%, 5/15/25	5,000	4,799
2.80%, 4/1/27	5,000	4,615
2.95%, 4/1/30	9,000	7,881
4.30%, 7/8/34	15,000	13,522
3.60%, 4/1/50	7,000	4,840
3.95%, 3/25/51	5,000	3,671
VMware, Inc., 4.70%, 5/15/30	6,000	5,711

(Cost $137,674)		117,418

Utilities — 8.4%
Electric — 6.6%
AEP Texas, Inc., 5.25%, 5/15/52	4,000	3,768
Avangrid, Inc., 3.20%, 4/15/25	7,000	6,703
Baltimore Gas and Electric Co., 3.50%, 8/15/46	5,000	3,803
CenterPoint Energy Houston Electric LLC Series Z, 2.40%, 9/1/26	5,000	4,655
Series AF, 3.35%, 4/1/51	5,000	3,764
Commonwealth Edison Co. 2.55%, 6/15/26	10,000	9,388
4.00%, 3/1/48	5,000	4,152
3.00%, 3/1/50	6,000	4,119
Series 130, 3.125%, 3/15/51	15,000	10,431
Consolidated Edison Co. of New York, Inc. Series 06-A, 5.85%, 3/15/36	10,000	10,388

See Notes to Financial Statements.	25

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2023

	Principal Amount	Value
Electric (Continued)
3.20%, 12/1/51	$5,000	$3,445
3.60%, 6/15/61	5,000	3,584
Consumers Energy Co., 3.95%, 5/15/43	6,000	5,052
Eversource Energy Series L, 2.90%, 10/1/24	15,000	14,494
3.45%, 1/15/50	13,000	9,425
Exelon Corp., 3.40%, 4/15/26	10,000	9,569
ITC Holdings Corp., 3.35%, 11/15/27	10,000	9,385
National Rural Utilities Cooperative Finance Corp., 4.40%, 11/1/48	10,000	8,498
NSTAR Electric Co., 3.10%, 6/1/51	2,000	1,386
Ohio Power Co., Series Q, 1.625%, 1/15/31	5,000	3,966
Oncor Electric Delivery Co. LLC, 2.75%, 5/15/30	5,000	4,437
PPL Electric Utilities Corp., 3.00%, 10/1/49	10,000	7,050
Public Service Electric and Gas Co.
MTN, 1.90%, 8/15/31	10,000	8,123
MTN, 2.05%, 8/1/50	5,000	2,857
San Diego Gas & Electric Co.
Series VVV, 1.70%, 10/1/30	10,000	8,087
Series RRR, 3.75%, 6/1/47	10,000	7,842
Sempra Energy 3.40%, 2/1/28	8,000	7,458
4.125%, 4/1/52	5,000	4,047

(Cost $217,815)		179,876

	Principal Amount	Value
Gas — 1.1%
Atmos Energy Corp. 1.50%, 1/15/31	$6,000	$4,761
2.85%, 2/15/52	4,000	2,693
Piedmont Natural Gas Co., Inc., 2.50%, 3/15/31	5,000	4,121
Southern California Gas Co.
Series XX, 2.55%, 2/1/30	10,000	8,683
Series VV, 4.30%, 1/15/49	5,000	4,169
Southwest Gas Corp., 3.18%, 8/15/51	8,000	5,153

(Cost $38,366)		29,580

Water — 0.7%
American Water Capital Corp. 3.40%, 3/1/25	6,000	5,841
3.45%, 5/1/50	11,000	8,125
Essential Utilities, Inc.,2.40%, 5/1/31	8,000	6,576

(Cost $27,883)		20,542

TOTAL CORPORATE BONDS (Cost $3,118,260)		2,697,108

	Number of Shares
CASH EQUIVALENTS — 0.7%
DWS Government Money Market Series “Institutional Shares”, 5.04% (b) (Cost $18,520)	18,520	18,520

TOTAL INVESTMENTS — 99.4% (Cost $3,136,780)		$2,715,628
Other assets and liabilities, net — 0.6%		16,857

NET ASSETS — 100.0%		$2,732,485

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
CORPORATE BONDS — 0.6%
Financial — 0.6%
Deutsche Bank AG, 3.700%, 5/30/24 (a)
10,033	36	(4,851)		(130)	(222)	363	—	5,000	4,866
Deutsche Bank AG/New York NY, 3.961%, 11/26/25 (a)
—	14,042	(14,359)		317	—	301	—	—	—
Deutsche Bank AG/New York NY, 3.035%, 5/28/32 (a)
12,535	—	(9)		—	(621)	455	—	15,000	11,905

SECURITIES LENDING COLLATERAL — 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares, 5.03% (b)(c)
30,582	—	(30,582	)(d)	—	—	985	—	—	—

CASH EQUIVALENTS — 0.7%
DWS Government Money Market Series “Institutional Shares”, 5.04% (b)
19,380	343,410	(344,270)		—	—	1,027	—	18,520	18,520

72,530	357,488	(394,071)		187	(843)	3,131	—	38,520	35,291

See Notes to Financial Statements.	26

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2023

(a)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

GMTN:	Global Medium Term Note
MTN:	Medium Term Note
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$—	$2,697,108	$—	$2,697,108
Short-Term Investments (a)	18,520	—	—	18,520

TOTAL	$18,520	$2,697,108	$—	$2,715,628

(a)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	27

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF

May 31, 2023

	Principal Amount	Value
SOVEREIGN BONDS — 98.1%
Argentina — 1.8%
Argentine Republic Government International Bond 1.00%, 7/9/29	$55,589	$14,262
0.50% - 1.75%, 7/9/30 (a)	340,000	89,738
1.50% - 5.00%, 7/9/35 (a)	370,000	86,719
3.875% - 5.00%, 1/9/38 (a)	210,000	60,667
3.50% - 4.875%, 7/9/41 (a)	190,000	49,163
1.50% - 5.00%, 7/9/46 (a)	44,000	10,450

(Cost $588,502)		310,999

Armenia — 1.2%
Republic of Armenia International Bond, REGS, 7.15%, 3/26/25 (Cost $209,429)	200,000	202,267

Bahrain — 3.2%
Bahrain Government International Bond REGS, 7.00%, 1/26/26	200,000	204,176
REGS, 6.00%, 9/19/44	200,000	153,664
CBB International Sukuk Programme Co WLL REGS, 4.50%, 3/30/27	200,000	191,899

(Cost $610,491)		549,739

Barbados — 0.2%
Barbados Government International Bond, REGS, 6.50%, 10/1/29
(Cost $30,319)	32,000	29,898

Bolivia — 0.3%
Bolivian Government International Bond, REGS, 4.50%, 3/20/28
(Cost $65,723)	75,000	45,516

Brazil — 4.1%
Brazilian Government International Bond 4.25%, 1/7/25	15,000	14,814
2.875%, 6/6/25	80,000	76,568
4.625%, 1/13/28	100,000	97,982
4.50%, 5/30/29	100,000	95,187
3.875%, 6/12/30	100,000	89,063
3.75%, 9/12/31	60,000	51,675
8.25%, 1/20/34	75,000	86,108
7.125%, 1/20/37	50,000	53,031
5.625%, 1/7/41	50,000	43,750
5.00%, 1/27/45	71,000	55,025
5.625%, 2/21/47	50,000	41,594

(Cost $784,137)		704,797

Cayman Islands — 1.0%
Sharjah Sukuk Program Ltd., REGS, 3.20%, 7/13/31 (Cost $199,688)	200,000	172,791

Chile — 2.6%
Chile Government International Bond 3.125%, 1/21/26	45,000	43,481
2.55%, 7/27/33	100,000	82,414
3.10%, 5/7/41	100,000	74,986
4.34%, 3/7/42	150,000	132,613
3.86%, 6/21/47	150,000	120,747

(Cost $561,406)		454,241

	Principal Amount	Value
China — 1.1%
China Government International Bond, REGS, 3.50%, 10/19/28 (Cost $225,166)	$200,000	$197,039

Colombia — 3.4%
Colombia Government International Bond 8.125%, 5/21/24	75,000	76,564
3.875%, 4/25/27	80,000	72,348
3.00%, 1/30/30	80,000	61,712
3.25%, 4/22/32	115,000	83,555
7.375%, 9/18/37	40,000	37,254
6.125%, 1/18/41	80,000	62,806
5.625%, 2/26/44	80,000	57,999
5.00%, 6/15/45	100,000	66,750
5.20%, 5/15/49	90,000	60,185

(Cost $682,385)		579,173

Costa Rica — 1.1%
Costa Rica Government International Bond REGS, 6.125%, 2/19/31	90,000	90,108
REGS, 7.158%, 3/12/45	100,000	99,438

(Cost $164,145)		189,546

Dominican Republic — 3.5%
Dominican Republic International Bond REGS, 6.875%, 1/29/26	100,000	101,080
REGS, 6.00%, 7/19/28	100,000	96,626
REGS, 4.50%, 1/30/30	100,000	86,562
REGS, 4.875%, 9/23/32	30,000	25,221
REGS, 5.30%, 1/21/41	150,000	116,719
REGS, 7.45%, 4/30/44	150,000	143,719
REGS, 5.875%, 1/30/60	42,000	31,264

(Cost $666,485)		601,191

Ecuador — 1.0%
Ecuador Government International Bond 144A, 5.50% - 6.90%, 7/31/30 (a)	50,000	24,313
144A, 2.50% - 6.90%, 7/31/35 (a)	157,000	54,165
REGS, 2.50% - 6.90%, 7/31/35 (a)	120,000	41,553
144A, 1.50% - 6.90%, 7/31/40 (a)	119,000	37,336
REGS, 1.50% - 6.90%, 7/31/40 (a)	75,000	23,531

(Cost $307,608)		180,898

Egypt — 1.3%
Egypt Government International Bond
REGS, 7.600%, 3/1/29	200,000	123,850
REGS, 5.875%, 2/16/31	200,000	108,776

(Cost $355,398)		232,626

El Salvador — 0.7%
El Salvador Government International Bond
REGS, 6.375%, 1/18/27	50,000	32,033
REGS, 8.625%, 2/28/29	60,000	36,113
REGS, 7.65%, 6/15/35	72,000	38,273
REGS, 7.125%, 1/20/50	15,000	7,462

(Cost $164,369)		113,881

Gabon — 1.1%
Gabon Government International Bond, REGS, 6.95%, 6/16/25 (Cost $179,453)	200,000	191,377

See Notes to Financial Statements.	28

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (Continued)

May 31, 2023

	Principal Amount	Value
Ghana — 1.0%
Ghana Government International Bond REGS, 6.375%, 2/11/27	$100,000	$40,704
REGS, 10.75%, 10/14/30	200,000	137,426

(Cost $282,237)		178,130

Guatemala — 0.7%
Guatemala Government Bond REGS, 4.90%, 6/1/30	75,000	69,703
REGS, 6.125%, 6/1/50	50,000	45,313

(Cost $143,005)		115,016

Honduras — 0.1%
Honduras Government International Bond REGS, 6.25%, 1/19/27	15,000	13,574
REGS, 5.625%, 6/24/30	13,000	10,457

(Cost $24,172)		24,031

Hungary — 4.6%
Hungary Government International Bond 5.375%, 3/25/24	76,000	75,949
REGS, 6.125%, 5/22/28	200,000	203,810
REGS, 2.125%, 9/22/31	200,000	152,700
7.625%, 3/29/41	214,000	237,879
REGS, 3.125%, 9/21/51	200,000	119,945

(Cost $890,269)		790,283

Indonesia — 3.8%
Indonesia Government International Bond REGS, 4.75%, 1/8/26	60,000	60,383
REGS, 4.35%, 1/8/27	80,000	79,373
REGS, 8.50%, 10/12/35	150,000	196,006
REGS, 6.625%, 2/17/37	150,000	172,821
REGS, 7.75%, 1/17/38	100,000	126,176
3.05%, 3/12/51	25,000	18,177

(Cost $741,320)		652,936

Ivory Coast (Cote D’Ivoire) — 0.6%
Ivory Coast Government International Bond, REGS, 5.75%, 12/31/32 (Cost $118,206)	119,389	110,568

Jamaica — 1.5%
Jamaica Government International Bond 6.75%, 4/28/28	150,000	158,084
7.875%, 7/28/45	93,000	107,822

(Cost $271,250)		265,906

Jordan — 1.1%
Jordan Government International Bond, REGS, 5.75%, 1/31/27 (Cost $204,323)	200,000	189,825

Kazakhstan — 1.2%
Kazakhstan Government International Bond, REGS, 6.50%, 7/21/45 (Cost $290,860)	200,000	207,766

Kenya — 1.0%
Republic of Kenya Government International Bond, REGS, 7.25%, 2/28/28 (Cost $199,055)	200,000	167,725

	Principal Amount	Value
Kuwait — 1.1%
Kuwait International Government Bond, REGS, 3.50%, 3/20/27 (Cost $211,531)	$200,000	$195,958

Malaysia — 1.2%
Malaysia Sovereign Sukuk Bhd REGS, 3.043%, 4/22/25	100,000	97,234
Malaysia Wakala Sukuk Bhd
REGS, 2.07%, 4/28/31	80,000	69,597
REGS, 3.075%, 4/28/51	45,000	34,481

(Cost $213,588)		201,312

Mexico — 3.0%
Mexico Government International Bond 3.25%, 4/16/30	21,000	18,771
MTN, 8.30%, 8/15/31	75,000	88,522
Series A, MTN, 7.50%, 4/8/33	50,000	57,495
Series A, MTN, 6.75%, 9/27/34	40,000	43,845
6.05%, 1/11/40	96,000	97,063
MTN, 4.75%, 3/8/44	90,000	76,225
5.55%, 1/21/45	40,000	37,741
4.60%, 1/23/46	25,000	20,458
4.60%, 2/10/48	30,000	24,391
4.50%, 1/31/50	25,000	20,083
3.771%, 5/24/61	25,000	16,710
GMTN, 5.75%, 10/12/10	20,000	17,542

(Cost $613,372)		518,846

Mongolia — 0.7%
Mongolia Government International Bond
REGS, 5.125%, 4/7/26	50,000	44,760
REGS, 8.65%, 1/19/28	70,000	69,359

(Cost $119,014)		114,119

Morocco — 1.0%
Morocco Government International Bond, REGS, 5.50%, 12/11/42 (Cost $244,123)	200,000	170,341

Oman — 3.4%
Oman Government International Bond
REGS, 5.375%, 3/8/27	200,000	196,973
REGS, 5.625%, 1/17/28	200,000	198,645
REGS, 6.75%, 1/17/48	200,000	188,815

(Cost $532,034)		584,433

Panama — 4.8%
Panama Government International Bond 3.75%, 3/16/25	50,000	48,825
7.125%, 1/29/26	100,000	105,785
3.875%, 3/17/28	150,000	143,709
9.375%, 4/1/29	25,000	30,511
3.16%, 1/23/30	50,000	44,088
6.40%, 2/14/35	60,000	62,812
6.70%, 1/26/36	100,000	107,110
4.50%, 4/16/50	20,000	15,274
4.30%, 4/29/53	50,000	36,634
4.50%, 4/1/56	150,000	111,325
3.87%, 7/23/60	146,000	95,281
4.50%, 1/19/63	50,000	36,032

(Cost $1,057,141)		837,386

See Notes to Financial Statements.	29

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (Continued)

May 31, 2023

	Principal Amount	Value
Papua New Guinea — 0.1%
Papua New Guinea Government International Bond, REGS, 8.375%, 10/4/28
(Cost $10,147)	$11,000	$10,074

Paraguay — 1.2%
Paraguay Government International Bond
REGS, 3.849%, 6/28/33	200,000	172,176
REGS, 5.40%, 3/30/50	37,000	31,144

(Cost $210,813)		203,320

Peru — 3.1%
Peruvian Government International Bond 7.35%, 7/21/25	25,000	26,268
4.125%, 8/25/27	25,000	24,537
2.783%, 1/23/31	112,000	95,602
8.75%, 11/21/33	100,000	126,380
3.00%, 1/15/34	100,000	81,954
6.55%, 3/14/37	40,000	43,919
3.30%, 3/11/41	75,000	56,141
5.625%, 11/18/50	50,000	50,135
2.78%, 12/1/60	47,000	27,348

(Cost $667,412)		532,284

Philippines — 3.9%
Philippine Government International Bond 3.75%, 1/14/29	100,000	96,310
9.50%, 2/2/30	160,000	203,246
1.648%, 6/10/31	80,000	64,252
3.95%, 1/20/40	50,000	43,322
3.70%, 3/1/41	100,000	82,924
3.70%, 2/2/42	150,000	123,932
4.20%, 3/29/47	75,000	65,025

(Cost $800,647)		679,011

Poland — 1.8%
Republic of Poland Government International Bond 3.25%, 4/6/26	150,000	145,789
5.75%, 11/16/32	67,000	71,247
4.875%, 10/4/33	27,000	26,992
5.50%, 4/4/53	60,000	60,464

(Cost $315,261)		304,492

Qatar — 3.9%
Qatar Government International Bond
REGS, 4.00%, 3/14/29	200,000	197,896
144A, 9.75%, 6/15/30	160,000	213,573
144A, 6.40%, 1/20/40	60,000	70,326
REGS, 5.103%, 4/23/48	200,000	198,856

(Cost $798,451)		680,651

Romania — 3.4%
Romanian Government International Bond
REGS, 4.875%, 1/22/24	100,000	99,822
REGS, 3.00%, 2/14/31	100,000	82,802
REGS, 3.625%, 3/27/32	80,000	67,640
REGS, 7.125%, 1/17/33	36,000	37,972
REGS, 6.00%, 5/25/34	50,000	49,259

	Principal Amount	Value
Romania (Continued)
144A, 6.125%, 1/22/44	$70,000	$65,441
REGS, 6.125%, 1/22/44	50,000	46,743
REGS, 5.125%, 6/15/48	40,000	32,865
REGS, 4.00%, 2/14/51	164,000	112,221

(Cost $688,703)		594,765

Saudi Arabia — 5.7%
KSA Sukuk Ltd. REGS, 2.25%, 5/17/31	300,000	255,798
Saudi Government International Bond REGS, 2.75%, 2/3/32	200,000	174,165
REGS, 2.25%, 2/2/33	200,000	163,030
REGS, 4.875%, 7/18/33	200,000	201,814
REGS, 5.00%, 4/17/49	200,000	185,628

(Cost $1,161,476)		980,435

Serbia — 0.9%
Serbia International Bond, REGS, 2.125%, 12/1/30 (Cost $155,603)	200,000	150,673

South Africa — 2.5%
Republic of South Africa Government International Bond 5.875%, 9/16/25	70,000	69,239
4.85%, 9/27/27	65,000	60,139
4.30%, 10/12/28	100,000	86,473
5.65%, 9/27/47	125,000	85,396
6.30%, 6/22/48	100,000	74,111
5.75%, 9/30/49	95,000	64,652

(Cost $507,113)		440,010

Sri Lanka — 0.6%
Sri Lanka Government International Bond REGS, 6.85%, 3/14/24 (b)	100,000	36,685
144A, 7.85%, 3/14/29 (b)	75,000	27,750
REGS, 7.55%, 3/28/30 (b)	100,000	36,845

(Cost $216,207)		101,280

Trinidad and Tobago — 0.4%
Trinidad & Tobago Government International Bond, REGS, 4.50%, 8/4/26 (Cost $76,991)	75,000	73,291

Turkey — 3.3%
Turkey Government International Bond 5.75%, 3/22/24	25,000	24,390
7.375%, 2/5/25	30,000	29,113
4.75%, 1/26/26	70,000	62,754
4.25%, 4/14/26	110,000	96,220
4.875%, 10/9/26	100,000	87,482
9.875%, 1/15/28	20,000	19,993
5.125%, 2/17/28	25,000	21,268
6.125%, 10/24/28	100,000	87,165
5.25%, 3/13/30	20,000	15,935
8.00%, 2/14/34	15,000	13,807
6.875%, 3/17/36	50,000	40,433
6.00%, 1/14/41	10,000	7,055

See Notes to Financial Statements.	30

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (Continued)

May 31, 2023

	Principal Amount	Value
Turkey (Continued)
4.875%, 4/16/43	$50,000	$30,916
5.75%, 5/11/47	60,000	39,485

(Cost $606,695)		576,016

Ukraine — 0.6%
Ukraine Government International Bond REGS, 7.75%, 9/1/29*	250,000	48,702
144A, 9.75%, 11/1/30*	60,000	12,202
REGS, 9.75%, 11/1/30*	200,000	40,672

(Cost $486,559)		101,576

United Arab Emirates — 3.4%
Abu Dhabi Government International Bond REGS, 3.125%, 10/11/27	430,000	411,533
REGS, 4.125%, 10/11/47	200,000	175,863

(Cost $680,223)		587,396

Uruguay — 3.8%
Uruguay Government International Bond 4.375%, 10/27/27	77,000	77,001
4.375%, 1/23/31	124,000	123,840
7.875%, 1/15/33	42,000	52,250
7.625%, 3/21/36	54,000	67,260
4.125%, 11/20/45	37,000	33,458

	Principal Amount	Value
Uruguay (Continued)
5.10%, 6/18/50	$170,000	$167,487
4.975%, 4/20/55	132,000	127,354

(Cost $773,959)		648,650

Uzbekistan — 1.1%
Republic of Uzbekistan International Bond, REGS, 4.75%, 2/20/24 (Cost $203,740)	200,000	197,716

TOTAL SOVEREIGN BONDS
(Cost $20,310,204)		16,942,200

	Number of Shares
CASH EQUIVALENTS — 0.2%
DWS Government Money Market Series “Institutional Shares”, 5.04% (c)
(Cost $29,514)	29,514	29,514

TOTAL INVESTMENTS — 98.3% (Cost $20,339,718)		$16,971,714
Other assets and liabilities, net — 1.7%		297,336

NET ASSETS — 100.0%		$17,269,050

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
SECURITIES LENDING COLLATERAL — 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares, 5.03% (c)(d)
482,208	—	(482,208	)(e)	—	—	7,703	—	—	—

CASH EQUIVALENTS — 0.2%
DWS Government Money Market Series “Institutional Shares”, 5.04% (c)
166,057	2,404,758	(2,541,301)		—	—	5,202	—	29,514	29,514

648,265	2,404,758	(3,023,509)		—	—	12,905	—	29,514	29,514

*	Non-income producing security.
(a)

Security is a “step-up” bond where the coupon increases or steps-up at a predetermined date.The range of rates shown is the current coupon rate through the final coupon rate, date shown is the final maturity date.

(b)	Defaulted security or security for which income has been deemed uncollectible.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

GMTN:	Global Medium Term Note
MTN:	Medium Term Note
REGS:	Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.	31

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (Continued)

May 31, 2023

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Sovereign Bonds (a)	$—	$16,942,200	$—	$16,942,200
Short-Term Investments (a)	29,514	—	—	29,514

TOTAL	$29,514	$16,942,200	$—	$16,971,714

(a)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	32

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF

May 31, 2023

	Principal Amount	Value
CORPORATE BONDS — 97.6%
Basic Materials — 5.8%
Chemicals — 3.3%
Ashland LLC, 6.875%, 5/15/43	$10,000	$10,055
ASP Unifrax Holdings, Inc., 144A, 5.25%, 9/30/28	10,000	7,613
Avient Corp., 144A, 5.75%, 5/15/25	50,000	50,025
Axalta Coating Systems LLC, 144A, 3.375%, 2/15/29	10,000	8,617
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV, 144A, 4.75%, 6/15/27	10,000	9,537
Cerdia Finanz GmbH, 144A, 10.50%, 2/15/27	17,000	16,325
Chemours Co., 144A, 5.75%, 11/15/28	25,000	22,125
Consolidated Energy Finance SA, 144A, 5.625%, 10/15/28	10,000	8,650
CVR Partners LP / CVR Nitrogen Finance Corp., 144A, 6.125%, 6/15/28	12,000	10,470
Diamond BC BV, 144A, 4.625%, 10/1/29	10,000	10,138
Element Solutions, Inc., 144A, 3.875%, 9/1/28	21,000	18,501
HB Fuller Co., 4.25%, 10/15/28	10,000	9,029
Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 144A, 9.00%, 7/1/28	10,000	8,812
INEOS Quattro Finance 2 PLC, 144A, 3.375%, 1/15/26	15,000	13,800
Ingevity Corp., 144A, 3.875%, 11/1/28	10,000	8,303
Iris Holding, Inc., 144A, 10.00%, 12/15/28	10,000	7,500
LSF11 A5 HoldCo LLC, 144A, 6.625%, 10/15/29	10,000	8,592
Methanex Corp., 5.65%, 12/1/44	10,000	8,050
NOVA Chemicals Corp. 144A, 4.875%, 6/1/24	40,000	39,100
144A,5.25%, 6/1/27	20,000	18,150
Olympus Water US Holding Corp., 144A, 6.25%, 10/1/29	10,000	7,513
Rain CII Carbon LLC / CII Carbon Corp., 144A, 7.25%, 4/1/25	10,000	9,818
SCIH Salt Holdings, Inc. 144A, 4.875%, 5/1/28	15,000	13,372
144A,6.625%, 5/1/29	5,000	4,173
SCIL IV LLC / SCIL USA Holdings LLC, 144A, 5.375%, 11/1/26	15,000	13,913
SK Invictus Intermediate II SARL, 144A, 5.00%, 10/30/29	10,000	7,989
SPCM SA, 144A, 3.125%, 3/15/27	10,000	9,205

	Principal Amount	Value
Chemicals (Continued)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 144A, 5.125%, 4/1/29	$10,000	$5,511
Tronox, Inc., 144A, 4.625%, 3/15/29	20,000	16,325
Valvoline, Inc., 144A, 4.25%, 2/15/30	20,000	19,700
Venator Finance Sarl / Venator Materials LLC, 144A,5.75%, 7/15/25 (a)	10,000	1,242
Vibrantz Technologies, Inc., 144A, 9.00%, 2/15/30	10,000	7,573
WR Grace Holdings LLC 144A,4.875%, 6/15/27	15,000	13,949
144A,5.625%, 8/15/29	10,000	8,338
144A,7.375%, 3/1/31	10,000	9,825

(Cost $487,865)		441,838

Forest Products & Paper — 0.2%
Ahlstrom Holding 3 Oy, 144A, 4.875%, 2/4/28	10,000	8,295
Domtar Corp., 144A, 6.75%, 10/1/28	10,000	8,725
Glatfelter Corp., 144A, 4.75%, 11/15/29	10,000	6,450
Mercer International, Inc., 5.125%, 2/1/29	10,000	7,950

(Cost $36,755)		31,420

Iron/Steel — 0.9%
ATI, Inc., 5.125%, 10/1/31	10,000	8,825
Big River Steel LLC / BRS Finance Corp., 144A, 6.625%, 1/31/29	15,000	14,963
Carpenter Technology Corp., 6.375%, 7/15/28	10,000	9,700
Cleveland-Cliffs, Inc. 5.875%, 6/1/27	12,000	11,640
144A,6.75%, 4/15/30	12,000	11,366
Commercial Metals Co., 4.375%, 3/15/32	10,000	8,600
Infrabuild Australia Pty Ltd., 144A, 12.00%, 10/1/24	7,000	6,738
Mineral Resources Ltd. 144A, 8.125%, 5/1/27	20,000	20,103
144A,8.00%, 11/1/27	20,000	20,045
United States Steel Corp., 6.875%, 3/1/29	10,000	9,687

(Cost $125,721)		121,667

Mining — 1.4%
Arconic Corp., 144A, 6.125%, 2/15/28	18,000	18,261
Coeur Mining, Inc., 144A, 5.125%, 2/15/29	10,000	8,525
Compass Minerals International, Inc., 144A, 6.75%, 12/1/27	10,000	9,575
Constellium SE, 144A, 3.75%, 4/15/29	15,000	12,991

See Notes to Financial Statements.	33

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Mining (Continued)
Eldorado Gold Corp., 144A,6.25%, 9/1/29	$10,000	$9,019
FMG Resources August 2006 Pty Ltd. 144A, 5.125%, 5/15/24	25,000	25,031
144A,4.375%, 4/1/31	23,000	19,492
144A,6.125%, 4/15/32	26,000	24,621
Hudbay Minerals, Inc., 144A, 6.125%, 4/1/29	10,000	9,088
JW Aluminum Continuous Cast Co., 144A, 10.25%, 6/1/26	15,000	15,019
Kaiser Aluminum Corp., 144A, 4.50%, 6/1/31	15,000	11,861
Novelis Corp. 144A, 4.75%, 1/30/30	10,000	8,925
144A,3.875%, 8/15/31	20,000	16,463

(Cost $204,264)		188,871

Communications — 15.5%
Advertising — 0.8%
Advantage Sales & Marketing, Inc., 144A, 6.50%, 11/15/28	10,000	8,441
Clear Channel International BV, 144A, 6.625%, 8/1/25	10,000	9,850
Clear Channel Outdoor Holdings, Inc. 144A, 7.75%, 4/15/28	12,000	8,968
144A,7.50%, 6/1/29	21,000	15,041
CMG Media Corp., 144A, 8.875%, 12/15/27	10,000	6,550
Lamar Media Corp., 3.75%, 2/15/28	10,000	9,088
National CineMedia LLC, 144A, 5.875%, 4/15/28 (a)	10,000	3,000
Outfront Media Capital LLC / Outfront Media Capital Corp., 144A, 5.00%, 8/15/27	36,000	32,535
Stagwell Global LLC, 144A, 5.625%, 8/15/29	20,000	17,379

(Cost $138,608)		110,852

Internet — 1.6%
ANGI Group LLC, 144A, 3.875%, 8/15/28	10,000	8,269
Arches Buyer, Inc., 144A, 6.125%, 12/1/28	15,000	13,012
Cablevision Lightpath LLC, 144A, 5.625%, 9/15/28	10,000	7,367
Cogent Communications Group, Inc., 144A, 3.50%, 5/1/26	15,000	13,875
EquipmentShare.com, Inc., 144A, 9.00%, 5/15/28	10,000	9,238
Gen Digital, Inc. 144A,5.00%, 4/15/25	28,000	27,434
144A,6.75%, 9/30/27	15,000	15,020
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 144A,5.25%, 12/1/27	10,000	9,625
144A,3.50%, 3/1/29	10,000	8,700

	Principal Amount	Value
Internet (Continued)
ION Trading Technologies SARL, 144A, 5.75%, 5/15/28	$10,000	$8,350
Match Group Holdings II LLC, 144A, 4.625%, 6/1/28	20,000	18,350
Millennium Escrow Corp., 144A, 6.625%, 8/1/26	10,000	7,000
Newfold Digital Holdings Group, Inc., 144A, 6.00%, 2/15/29	10,000	7,300
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 144A, 4.75%, 4/30/27	10,000	8,550
Photo Holdings Merger Sub, Inc., 144A, 8.50%, 10/1/26	14,000	8,155
Rakuten Group, Inc. 144A, 6.25%, Perpetual (b)	15,000	10,468
144A,10.25%, 11/30/24	20,000	20,350
Ziff Davis, Inc., 144A, 4.625%, 10/15/30	14,000	12,001

(Cost $236,191)		213,064

Media — 7.8%
AMC Networks, Inc. 4.75%, 8/1/25	13,000	11,554
4.25%, 2/15/29	10,000	5,737
Cable One, Inc., 144A, 4.00%, 11/15/30	10,000	7,825
CCO Holdings LLC / CCO Holdings Capital Corp. 144A, 5.125%, 5/1/27	43,000	40,044
144A,5.00%, 2/1/28	10,000	9,109
144A,6.375%, 9/1/29	10,000	9,365
144A,4.75%, 3/1/30	27,000	22,849
144A,4.50%, 8/15/30	34,000	28,085
144A,4.25%, 2/1/31	46,000	37,109
144A,4.75%, 2/1/32	15,000	12,070
4.50%, 5/1/32	25,000	19,625
144A,4.50%, 6/1/33	14,000	10,710
144A,4.25%, 1/15/34	32,000	23,837
CSC Holdings LLC 5.25%, 6/1/24	30,000	27,975
144A,5.50%, 4/15/27	23,000	18,894
144A,5.375%, 2/1/28	18,000	14,211
144A,6.50%, 2/1/29	20,000	15,778
144A,5.75%, 1/15/30	5,000	2,231
144A,4.625%, 12/1/30	42,000	17,850
144A,4.50%, 11/15/31	20,000	13,950
144A,5.00%, 11/15/31	19,000	8,391
Cumulus Media New Holdings, Inc., 144A, 6.75%, 7/1/26	10,000	7,300
Directv Financing LLC / Directv Financing Co.-Obligor, Inc., 144A, 5.875%, 8/15/27	45,000	39,764
DISH DBS Corp. 5.875%, 11/15/24	45,000	38,756
7.75%, 7/1/26	35,000	20,169
144A,5.25%, 12/1/26	46,000	36,512
144A,5.75%, 12/1/28	41,000	30,042

See Notes to Financial Statements.	34

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Media (Continued)
DISH Network Corp., 144A, 11.75%, 11/15/27	$10,000	$9,605
GCI LLC, 144A, 4.75%, 10/15/28	13,000	11,034
Gray Escrow II, Inc., 144A, 5.375%, 11/15/31	25,000	16,219
Gray Television, Inc., 144A, 4.75%, 10/15/30	10,000	6,450
iHeartCommunications, Inc. 6.375%, 5/1/26	12,000	9,131
8.375%, 5/1/27	20,000	11,350
144A,4.75%, 1/15/28	15,000	10,453
LCPR Senior Secured Financing DAC, 144A, 5.125%, 7/15/29	21,000	17,430
Liberty Interactive LLC, 8.25%, 2/1/30	10,000	3,641
McGraw-Hill Education, Inc. 144A,5.75%, 8/1/28	10,000	8,575
144A,8.00%, 8/1/29	10,000	8,350
News Corp., 144A, 3.875%, 5/15/29	35,000	30,846
Nexstar Media, Inc., 144A, 5.625%, 7/15/27	36,000	33,210
Paramount Global, 6.375%, 3/30/62	10,000	8,019
Radiate Holdco LLC / Radiate Finance, Inc., 144A, 6.50%, 9/15/28	11,000	5,610
Scripps Escrow II, Inc., 144A, 5.375%, 1/15/31	10,000	7,000
Sinclair Television Group, Inc., 144A, 5.50%, 3/1/30	15,000	8,869
Sirius XM Radio, Inc. 144A,5.00%, 8/1/27	18,000	16,425
144A,4.00%, 7/15/28	27,000	22,680
144A,5.50%, 7/1/29	17,000	14,875
144A,4.125%, 7/1/30	10,000	7,831
144A,3.875%, 9/1/31	18,000	13,415
TEGNA, Inc. 4.625%, 3/15/28	18,000	15,795
5.00%, 9/15/29	23,000	19,780
Univision Communications, Inc. 144A,6.625%, 6/1/27	26,000	24,691
144A,4.50%, 5/1/29	18,000	15,205
UPC Broadband Finco BV, 144A, 4.875%, 7/15/31	10,000	8,499
UPC Holding BV, 144A, 5.50%, 1/15/28	20,000	17,600
Urban One, Inc., 144A, 7.375%, 2/1/28	10,000	9,050
Videotron Ltd. 144A,5.375%, 6/15/24	10,000	9,925
144A,5.125%, 4/15/27	10,000	9,675
144A,3.625%, 6/15/29	10,000	8,653
Virgin Media Finance PLC, 144A, 5.00%, 7/15/30	18,000	14,310
Virgin Media Secured Finance PLC 144A, 5.50%, 5/15/29	20,000	18,075
144A,4.50%, 8/15/30	13,000	10,790

	Principal Amount	Value
Media (Continued)
Virgin Media Vendor Financing Notes IV DAC, 144A,5.00%, 7/15/28	$5,000	$4,362
VZ Secured Financing BV, 144A, 5.00%, 1/15/32	32,000	25,766
Ziggo Bond Co. BV, 144A, 6.00%, 1/15/27	10,000	9,261
Ziggo BV, 144A, 4.875%, 1/15/30	10,000	8,350

(Cost $1,264,695)		1,040,547

Telecommunications — 5.3%
Altice France Holding SA 144A,10.50%, 5/15/27	16,000	9,640
144A,6.00%, 2/15/28	18,000	9,000
Altice France SA 144A,8.125%, 2/1/27	30,000	26,062
144A,5.50%, 1/15/28	40,000	30,600
144A,5.125%, 7/15/29	10,000	7,148
British Telecommunications PLC, 144A, 4.875%, 11/23/81	10,000	8,150
CommScope Technologies LLC 144A,6.00%, 6/15/25	35,000	32,987
144A,5.00%, 3/15/27	15,000	10,166
CommScope, Inc. 144A,6.00%, 3/1/26	25,000	23,591
144A,8.25%, 3/1/27	10,000	7,837
144A,7.125%, 7/1/28	12,000	8,220
144A,4.75%, 9/1/29	20,000	15,953
Connect Finco SARL / Connect US Finco LLC, 144A,6.75%, 10/1/26	20,000	19,350
Consolidated Communications, Inc., 144A, 6.50%, 10/1/28	15,000	11,306
Embarq Corp., 7.995%, 6/1/36	18,000	8,910
Frontier Communications Holdings LLC 144A,5.875%, 10/15/27	15,000	13,425
144A,6.75%, 5/1/29	13,000	9,652
144A,6.00%, 1/15/30	15,000	10,600
GoTo Group, Inc., 144A, 5.50%, 9/1/27	15,000	8,676
Hughes Satellite Systems Corp., 5.25%, 8/1/26	18,000	16,852
Iliad Holding SASU, 144A, 6.50%, 10/15/26	18,000	17,005
Intelsat Jackson Holdings SA, 144A, 6.50%, 3/15/30	33,000	30,439
Level 3 Financing, Inc. 144A,4.625%, 9/15/27	25,000	15,758
144A,4.25%, 7/1/28	25,000	14,276
144A,3.625%, 1/15/29	16,000	8,680
144A,3.75%, 7/15/29	15,000	8,100
144A,3.875%, 11/15/29	10,000	7,400
144A,10.50%, 5/15/30	23,000	21,973
Ligado Networks LLC 144A, 15.50%, 11/1/23 PIK	21,952	7,326
144A, 17.50%, 5/1/24 PIK	34,926	3,624
Lumen Technologies, Inc., 144A, 4.00%, 2/15/27	15,000	9,881

See Notes to Financial Statements.	35

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Telecommunications (Continued)
SoftBank Group Corp., REGS, 4.00%, 7/6/26	$80,000	$72,178
Sprint Capital Corp., 6.875%, 11/15/28	12,000	12,832
Telecom Italia Capital SA 6.375%, 11/15/33	18,000	15,714
6.00%, 9/30/34	10,000	8,535
7.20%, 7/18/36	19,000	17,046
7.721%, 6/4/38	10,000	9,175
Telesat Canada / Telesat LLC, 144A, 5.625%, 12/6/26	10,000	6,075
Viasat, Inc., 144A, 5.625%, 9/15/25	27,000	26,077
Vmed O2 UK Financing I PLC 144A, 4.25%, 1/31/31	12,000	9,712
144A,4.75%, 7/15/31	20,000	16,525
Vodafone Group PLC 7.00%, 4/4/79	25,000	25,389
3.25%, 6/4/81	10,000	8,863
4.125%, 6/4/81	19,000	15,153
5.125%, 6/4/81	15,000	11,175
Windstream Escrow LLC / Windstream Escrow Finance Corp., 144A, 7.75%, 8/15/28	18,000	14,755
Zayo Group Holdings, Inc., 144A, 6.125%, 3/1/28	20,000	12,150

(Cost $874,419)		713,941

Consumer, Cyclical — 22.4%
Airlines — 1.8%
Air Canada, 144A, 3.875%, 8/15/26	15,000	14,003
Allegiant Travel Co., 144A, 7.25%, 8/15/27	12,000	11,940
American Airlines Inc/AAdvantage Loyalty IP Ltd. 144A, 5.50%, 4/20/26	35,000	34,702
144A,5.75%, 4/20/29	30,000	28,987
American Airlines, Inc., 144A, 11.75%, 7/15/25	36,000	39,510
Delta Air Lines, Inc., 7.375%, 1/15/26	30,000	31,500
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 144A, 5.75%, 1/20/26	20,000	18,675
United Airlines Holdings, Inc., 4.875%, 1/15/25	40,000	39,539
VistaJet Malta Finance PLC / Vista Management Holding, Inc., 144A, 9.50%, 6/1/28	10,000	9,202
VistaJet Malta Finance PLC / Vista Management Holding, Inc., 144A, 6.375%, 2/1/30	10,000	8,000

(Cost $237,031)		236,058

Apparel — 0.2%
Crocs, Inc., 144A, 4.125%, 8/15/31	15,000	12,187

	Principal Amount	Value
Apparel (Continued)
Hanesbrands, Inc., 144A, 4.875%, 5/15/26	$10,000	$9,338
Wolverine World Wide, Inc., 144A, 4.00%, 8/15/29	10,000	7,986

(Cost $30,403)		29,511

Auto Manufacturers — 2.5%
Allison Transmission, Inc. 144A, 5.875%, 6/1/29	15,000	14,606
144A,3.75%, 1/30/31	5,000	4,225
Aston Martin Capital Holdings Ltd., 144A, 10.50%, 11/30/25	15,000	15,056
Ford Motor Co. 4.346%, 12/8/26	22,000	21,258
6.625%, 10/1/28	22,000	22,541
9.625%, 4/22/30	18,000	20,579
7.45%, 7/16/31	35,000	36,659
3.25%, 2/12/32	20,000	15,250
6.10%, 8/19/32	25,000	23,531
4.75%, 1/15/43	10,000	7,400
5.291%, 12/8/46	15,000	11,964
Ford Motor Credit Co. LLC 4.063%, 11/1/24	15,000	14,557
5.125%, 6/16/25	73,000	71,137
4.95%, 5/28/27	31,000	29,063
Jaguar Land Rover Automotive PLC, 144A, 4.50%, 10/1/27	12,000	10,260
Mclaren Finance PLC, 144A, 7.50%, 8/1/26	12,000	10,200
PM General Purchaser LLC, 144A, 9.50%, 10/1/28	5,000	4,725
Wabash National Corp., 144A, 4.50%, 10/15/28	10,000	8,688

(Cost $354,006)		341,699

Auto Parts & Equipment — 1.8%
Adient Global Holdings Ltd. 144A,4.875%, 8/15/26	20,000	18,984
144A,8.25%, 4/15/31	8,000	8,000
American Axle & Manufacturing, Inc., 6.50%, 4/1/27	30,000	28,138
Clarios Global LP / Clarios US Finance Co., 144A, 8.50%, 5/15/27	40,000	40,300
Cooper-Standard Automotive, Inc., 144A, 5.625%, 5/15/27, 5.625% Cash or 10.625% PIK PIK	10,000	5,700
Dana, Inc. 5.375%, 11/15/27	25,000	23,479
4.25%, 9/1/30	10,000	8,127
Dealer Tire LLC / DT Issuer LLC, 144A, 8.00%, 2/1/28	10,000	9,225
Dornoch Debt Merger Sub, Inc., 144A, 6.625%, 10/15/29	10,000	7,550
Goodyear Tire & Rubber Co. 5.00%, 5/31/26	10,000	9,812
5.25%, 4/30/31	10,000	8,749
5.625%, 4/30/33	16,000	13,973

See Notes to Financial Statements.	36

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Auto Parts & Equipment (Continued)
Real Hero Merger Sub 2, Inc., 144A, 6.25%, 2/1/29	$12,000	$9,120
Titan International, Inc., 7.00%, 4/30/28	10,000	9,147
Wheel Pros, Inc., 144A, 6.50%, 5/15/29	7,000	3,143
ZF North America Capital, Inc. 144A,4.75%, 4/29/25	30,000	29,175
144A,7.125%, 4/14/30	15,000	15,120

(Cost $260,858)		247,742

Distribution/Wholesale — 0.7%
American Builders & Contractors Supply Co., Inc., 144A, 4.00%, 1/15/28	10,000	9,100
BCPE Empire Holdings, Inc., 144A, 7.625%, 5/1/27	14,000	12,845
G-III Apparel Group Ltd., 144A, 7.875%, 8/15/25	10,000	9,500
H&E Equipment Services, Inc., 144A, 3.875%, 12/15/28	10,000	8,616
OPENLANE, Inc., 144A, 5.125%, 6/1/25	5,000	4,975
Ritchie Bros Holdings, Inc., 144A, 6.75%, 3/15/28	25,000	25,360
Univar Solutions USA Inc., 144A, 5.125%, 12/1/27	20,000	20,125
Wesco Aircraft Holdings, Inc., 144A, 9.00%, 11/15/26 (a)	2	0

(Cost $95,186)		90,521

Entertainment — 3.2%
Affinity Interactive, 144A, 6.875%, 12/15/27	12,000	10,530
Allen Media LLC / Allen Media Co.-Issuer, Inc., 144A,10.50%, 2/15/28	10,000	5,400
AMC Entertainment Holdings, Inc., 144A, 7.50%, 2/15/29	15,000	10,650
Caesars Entertainment, Inc. 144A,6.25%, 7/1/25	50,000	50,125
144A,8.125%, 7/1/27	35,000	35,765
144A,4.625%, 10/15/29	15,000	13,007
CDI Escrow Issuer, Inc., 144A, 5.75%, 4/1/30	13,000	12,220
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 4/15/27	25,000	23,877
Churchill Downs, Inc., 144A, 4.75%, 1/15/28	10,000	9,300
Cinemark USA, Inc., 144A, 5.25%, 7/15/28	10,000	8,875
International Game Technology PLC 144A,6.50%, 2/15/25	20,000	20,250
144A,4.125%, 4/15/26	10,000	9,550
144A,6.25%, 1/15/27	20,000	20,061
Jacobs Entertainment, Inc., 144A, 6.75%, 2/15/29	10,000	8,775

	Principal Amount	Value
Entertainment (Continued)
Lions Gate Capital Holdings LLC, 144A, 5.50%, 4/15/29	$10,000	$7,150
Merlin Entertainments Ltd., 144A, 5.75%, 6/15/26	19,000	18,383
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 144A, 4.875%, 5/1/29	18,000	15,958
Mohegan Tribal Gaming Authority, 144A, 8.00%, 2/1/26	15,000	13,129
Penn Entertainment, Inc., 144A, 5.625%, 1/15/27	22,000	20,688
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp. 144A,5.625%, 9/1/29	10,000	7,113
144A,5.875%, 9/1/31	10,000	6,886
Resorts World Las Vegas LLC / RWLV Capital, Inc., 144A, 4.625%, 4/16/29	10,000	8,071
Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 144A, 6.625%, 3/1/30	15,000	13,256
Scientific Games International, Inc., 144A, 7.25%, 11/15/29	22,000	21,973
Six Flags Entertainment Corp., 144A, 7.25%, 5/15/31	8,000	7,710
Speedway Motorsports LLC / Speedway Funding II, Inc., 144A, 4.875%, 11/1/27	15,000	13,875
WMG Acquisition Corp., 144A, 3.00%, 2/15/31	25,000	20,281
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 144A, 5.125%, 10/1/29	12,000	10,744

(Cost $455,659)		423,602

Food Service — 0.4%
Aramark Services, Inc. 144A,5.00%, 4/1/25	10,000	9,775
144A,6.375%, 5/1/25	20,000	20,000
144A,5.00%, 2/1/28	16,000	15,201
TKC Holdings, Inc., 144A, 10.50%, 5/15/29	8,000	5,500

(Cost $54,220)		50,476

Home Builders — 1.3%
Ashton Woods USA LLC / Ashton Woods Finance Co., 144A, 4.625%, 4/1/30	15,000	12,560
Beazer Homes USA, Inc., 5.875%, 10/15/27	10,000	9,271
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 144A, 4.875%, 2/15/30	12,000	9,226
Century Communities, Inc. 6.75%, 6/1/27	10,000	10,043
144A,3.875%, 8/15/29	10,000	8,600
Forestar Group, Inc., 144A, 3.85%, 5/15/26	10,000	9,263

See Notes to Financial Statements.	37

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Home Builders (Continued)
K Hovnanian Enterprises, Inc., 144A,10.50%, 2/15/26	$18,000	$18,398
KB Home, 4.00%, 6/15/31	12,000	10,338
M/I Homes, Inc., 4.95%, 2/1/28	10,000	9,404
Mattamy Group Corp., 144A,5.25%, 12/15/27	10,000	9,267
Meritage Homes Corp., 6.00%, 6/1/25	10,000	10,050
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 2/15/28	10,000	8,871
Taylor Morrison Communities, Inc., 144A,5.75%, 1/15/28	26,000	25,350
Thor Industries, Inc., 144A,4.00%, 10/15/29	10,000	8,201
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	20,000	19,846

(Cost $186,901)		178,688

Home Furnishings — 0.1%
Tempur Sealy International, Inc., 144A,3.875%, 10/15/31
(Cost $15,032)	15,000	12,086

Housewares — 0.6%
CD&R Smokey Buyer, Inc., 144A,6.75%, 7/15/25	10,000	8,850
Newell Brands, Inc. 4.70%, 4/1/26	20,000	18,600
5.875%, 4/1/36	10,000	8,050
6.00%, 4/1/46	11,000	8,140
Scotts Miracle-Gro Co. 5.25%, 12/15/26	25,000	23,875
4.00%, 4/1/31	10,000	7,989
SWF Escrow Issuer Corp., 144A,6.50%, 10/1/29	10,000	6,063

(Cost $98,104)		81,567

Leisure Time — 2.2%
Carnival Corp. 144A,5.75%, 3/1/27	30,000	25,894
144A,9.875%, 8/1/27	30,000	31,125
144A,10.50%, 6/1/30	30,000	30,169
Life Time, Inc., 144A,5.75%, 1/15/26	30,000	29,175
MajorDrive Holdings IV LLC, 144A,6.375%, 6/1/29	10,000	7,700
NCL Corp. Ltd. 144A,3.625%, 12/15/24	35,000	33,561
144A,5.875%, 3/15/26	27,000	24,705
144A,7.75%, 2/15/29	8,000	7,240
Royal Caribbean Cruises Ltd. 144A,11.50%, 6/1/25	25,000	26,469
144A,5.50%, 8/31/26	15,000	14,175
144A,5.375%, 7/15/27	26,000	24,310
3.70%, 3/15/28	15,000	12,806
144A,5.50%, 4/1/28	12,000	11,055

	Principal Amount	Value
Leisure Time (Continued)
Viking Cruises Ltd., 144A,5.875%, 9/15/27	$15,000	$13,256

(Cost $288,888)		291,640

Lodging — 2.0%
Boyd Gaming Corp., 144A,4.75%, 6/15/31	10,000	8,912
Genting New York LLC / GENNY Capital, Inc., 144A,3.30%, 2/15/26	11,000	9,834
Hilton Domestic Operating Co., Inc. 144A,5.75%, 5/1/28	20,000	19,900
4.875%, 1/15/30	28,000	26,110
144A,4.00%, 5/1/31	16,000	13,907
144A,3.625%, 2/15/32	25,000	20,756
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 144A,5.00%, 6/1/29	26,000	23,231
Las Vegas Sands Corp. 3.20%, 8/8/24	15,000	14,471
3.90%, 8/8/29	20,000	17,763
MGM Resorts International 5.50%, 4/15/27	10,000	9,612
4.75%, 10/15/28	10,000	9,163
Station Casinos LLC, 144A,4.50%, 2/15/28	15,000	13,463
Travel + Leisure Co., 6.00%, 4/1/27	40,000	38,666
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 144A,5.50%, 3/1/25	45,000	44,246

(Cost $277,042)		270,034

Office Furnishings — 0.1%
Steelcase, Inc., 5.125%, 1/18/29
(Cost $14,486)	15,000	12,980

Retail — 5.4%
1011778 BC ULC / New Red Finance, Inc. 144A,3.875%, 1/15/28	24,000	22,067
144A,4.00%, 10/15/30	42,000	36,331
Asbury Automotive Group, Inc., 144A,4.625%, 11/15/29	30,000	26,535
At Home Group, Inc., 144A,7.125%, 7/15/29	8,000	8,040
Bath & Body Works, Inc. 144A,6.625%, 10/1/30	40,000	38,192
6.875%, 11/1/35	16,000	14,600
BCPE Ulysses Intermediate, Inc., 144A, 7.75%, 4/1/27, 7.75% Cash or 8.50% PIK, PIK	10,000	8,697
Beacon Roofing Supply, Inc., 144A,4.125%, 5/15/29	15,000	13,050
Brinker International, Inc., 144A,5.00%, 10/1/24	25,000	24,687
Carvana Co. 144A,5.875%, 10/1/28	5,000	2,888
144A,10.25%, 5/1/30	30,000	20,440

See Notes to Financial Statements.	38

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Retail (Continued)
eG Global Finance PLC, 144A,6.75%, 2/7/25	$15,000	$14,455
Evergreen Acqco 1 LP / TVI, Inc., 144A,9.75%, 4/26/28	8,000	8,020
Ferrellgas LP / Ferrellgas Finance Corp., 144A,5.875%, 4/1/29	10,000	8,350
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 144A,4.625%, 1/15/29	15,000	13,167
144A,6.75%, 1/15/30	16,000	13,060
FirstCash, Inc., 144A,5.625%, 1/1/30	10,000	9,131
Gap, Inc., 144A,3.625%, 10/1/29	10,000	7,063
GPS Hospitality Holding Co. LLC / GPS Finco, Inc., 144A,7.00%, 8/15/28	10,000	6,350
Group 1 Automotive, Inc., 144A,4.00%, 8/15/28	10,000	8,800
IRB Holding Corp., 144A,7.00%, 6/15/25	20,000	20,108
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A,4.75%, 6/1/27	15,000	14,512
Kohl’s Corp., 5.55%, 7/17/45	10,000	5,632
LBM Acquisition LLC, 144A,6.25%, 1/15/29	10,000	8,018
LCM Investments Holdings II LLC, 144A,4.875%, 5/1/29	21,000	17,745
Lithia Motors, Inc. 144A,4.625%, 12/15/27	15,000	14,044
144A,4.375%, 1/15/31	13,000	11,131
LSF9 Atlantis Holdings LLC / Victra Finance Corp., 144A,7.75%, 2/15/26	17,000	15,810
Macy’s Retail Holdings LLC 144A,5.875%, 3/15/30	5,000	4,337
144A,6.125%, 3/15/32	10,000	8,500
4.50%, 12/15/34	10,000	6,984
Michaels Cos., Inc., 144A,7.875%, 5/1/29	23,000	14,330
Murphy Oil USA, Inc., 144A,3.75%, 2/15/31	10,000	8,475
NMG Holding Co, Inc. / Neiman Marcus Group LLC, 144A,7.125%, 4/1/26	15,000	13,552
Nordstrom, Inc., 4.375%, 4/1/30	30,000	23,922
Park River Holdings, Inc., 144A,6.75%, 8/1/29	10,000	7,550
Penske Automotive Group, Inc., 3.50%, 9/1/25	10,000	9,515
PetSmart, Inc. / PetSmart Finance Corp. 144A,4.75%, 2/15/28	25,000	23,156
144A,7.75%, 2/15/29	12,000	11,690

	Principal Amount	Value
Retail (Continued)
QVC, Inc. 4.45%, 2/15/25	$28,000	$24,080
4.75%, 2/15/27	8,000	4,940
Rite Aid Corp., 144A,8.00%, 11/15/26	8,000	4,280
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/1/25	11,000	10,813
Sizzling Platter LLC / Sizzling Platter Finance Corp., 144A,8.50%, 11/28/25	10,000	9,375
Sonic Automotive, Inc. 144A,4.625%, 11/15/29	10,000	8,324
144A,4.875%, 11/15/31	10,000	8,006
Specialty Building Products Holdings LLC / SBP Finance Corp., 144A,6.375%, 9/30/26	8,000	7,240
SRS Distribution, Inc. 144A,6.125%, 7/1/29	11,000	9,185
144A,6.00%, 12/1/29	10,000	8,300
Staples, Inc., 144A,7.50%, 4/15/26	39,000	32,370
Suburban Propane Partners LP/Suburban Energy Finance Corp., 144A,5.00%, 6/1/31	10,000	8,628
Superior Plus LP / Superior General Partner, Inc., 144A,4.50%, 3/15/29	10,000	8,841
White Cap Buyer LLC, 144A,6.875%, 10/15/28	13,000	11,245
Yum! Brands, Inc. 144A,4.75%, 1/15/30	20,000	18,850
5.35%, 11/1/43	10,000	8,842

(Cost $801,396)		726,253

Toys/Games/Hobbies — 0.1%
Mattel, Inc. 144A,5.875%, 12/15/27	5,000	4,876
5.45%, 11/1/41	10,000	8,258

(Cost $14,075)		13,134

Consumer, Non-cyclical — 13.5%
Agriculture — 0.2%
Darling Ingredients, Inc. 144A,5.25%, 4/15/27	9,000	8,775
144A,6.00%, 6/15/30	20,000	19,780

(Cost $29,866)		28,555

Beverages — 0.2%
Primo Water Holdings, Inc., 144A,4.375%, 4/30/29	15,000	12,977
Triton Water Holdings, Inc., 144A,6.25%, 4/1/29	10,000	8,400

(Cost $24,446)		21,377

Biotechnology — 0.1%
Emergent BioSolutions, Inc., 144A,3.875%, 8/15/28	5,000	2,800
Grifols Escrow Issuer SA, 144A,4.75%, 10/15/28	10,000	8,500

(Cost $14,055)		11,300

See Notes to Financial Statements.	39

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Commercial Services — 5.0%
ADT Security Corp., 144A,4.125%, 8/1/29	$10,000	$8,637
Adtalem Global Education, Inc., 144A,5.50%, 3/1/28	10,000	9,392
Albion Financing 2SARL, 144A,8.75%, 4/15/27	10,000	8,675
Allied Universal Holdco LLC / Allied Universal Finance Corp. 144A,6.625%, 7/15/26	25,000	23,698
144A,9.75%, 7/15/27	16,000	14,160
144A,6.00%, 6/1/29	15,000	11,175
AMN Healthcare, Inc., 144A,4.625%, 10/1/27	20,000	18,600
APi Group DE, Inc., 144A,4.125%, 7/15/29	10,000	8,753
APX Group, Inc., 144A,5.75%, 7/15/29	18,000	15,521
ASGN, Inc., 144A,4.625%, 5/15/28	10,000	9,087
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 144A,4.75%, 4/1/28	10,000	8,966
144A,5.375%, 3/1/29	20,000	18,111
Block, Inc., 3.50%, 6/1/31	10,000	8,243
Brink’s Co., 144A,4.625%, 10/15/27	10,000	9,375
Cimpress PLC, 7.00%, 6/15/26	5,000	4,387
CoreLogic, Inc., 144A,4.50%, 5/1/28	12,000	9,712
Deluxe Corp., 144A,8.00%, 6/1/29	8,000	6,160
Garda World Security Corp. 144A,4.625%, 2/15/27	10,000	9,138
144A,6.00%, 6/1/29	12,000	9,630
Gartner, Inc. 144A,4.50%, 7/1/28	10,000	9,424
144A,3.75%, 10/1/30	25,000	22,000
Grand Canyon University, 5.125%, 10/1/28	10,000	9,025
Herc Holdings, Inc., 144A,5.50%, 7/15/27	20,000	19,095
Hertz Corp. 144A,4.625%, 12/1/26	10,000	8,967
144A,5.00%, 12/1/29	10,000	8,079
Metis Merger Sub LLC, 144A,6.50%, 5/15/29	10,000	8,400
MPH Acquisition Holdings LLC 144A,5.50%, 9/1/28	10,000	8,002
144A,5.75%, 11/1/28	21,000	15,120
Neptune Bidco US, Inc., 144A,9.29%, 4/15/29	40,000	36,800
NESCO Holdings II, Inc., 144A,5.50%, 4/15/29	10,000	8,893
Paysafe Finance PLC / Paysafe Holdings US Corp., 144A,4.00%, 6/15/29	11,000	8,971

	Principal Amount	Value
Commercial Services (Continued)
PECF USS Intermediate Holding III Corp., 144A,8.00%, 11/15/29	$6,000	$3,165
Prime Security Services Borrower LLC / Prime Finance, Inc. 144A,5.75%, 4/15/26	30,000	29,438
144A,3.375%, 8/31/27	20,000	17,659
144A,6.25%, 1/15/28	25,000	23,025
PROG Holdings, Inc., 144A,6.00%, 11/15/29	10,000	8,862
RR Donnelley & Sons Co., 144A,8.50%, 4/15/29	15,000	16,575
Sabre GLBL, Inc., 144A,7.375%, 9/1/25	15,000	12,825
Service Corp. International 4.625%, 12/15/27	10,000	9,500
4.00%, 5/15/31	30,000	25,763
Sotheby’s/Bidfair Holdings, Inc., 144A,5.875%, 6/1/29	10,000	7,898
TriNet Group, Inc., 144A,3.50%, 3/1/29	10,000	8,625
United Rentals North America, Inc. 4.875%, 1/15/28	25,000	23,920
5.25%, 1/15/30	15,000	14,292
3.875%, 2/15/31	10,000	8,640
3.75%, 1/15/32	27,000	22,754
Upbound Group, Inc., 144A,6.375%, 2/15/29	10,000	8,843
Verscend Escrow Corp., 144A,9.75%, 8/15/26	25,000	25,169
WASH Multifamily Acquisition, Inc., 144A,5.75%, 4/15/26	10,000	8,950
Williams Scotsman International, Inc., 144A,6.125%, 6/15/25	17,000	17,000
ZipRecruiter, Inc., 144A,5.00%, 1/15/30	10,000	8,453

(Cost $727,809)		675,552

Cosmetics/Personal Care — 0.3%
Coty, Inc., 144A,6.50%, 4/15/26	25,000	24,687
Edgewell Personal Care Co. 144A,5.50%, 6/1/28	10,000	9,400
144A,4.125%, 4/1/29	10,000	8,675

(Cost $43,628)		42,762

Food — 1.5%
B&G Foods, Inc., 5.25%, 4/1/25	10,000	9,450
Chobani LLC / Chobani Finance Corp., Inc., 144A,4.625%, 11/15/28	10,000	9,075
Lamb Weston Holdings, Inc., 144A,4.125%, 1/31/30	20,000	17,925
Performance Food Group, Inc. 144A,5.50%, 10/15/27	15,000	14,512
144A,4.25%, 8/1/29	15,000	13,275
Post Holdings, Inc. 144A,5.625%, 1/15/28	10,000	9,690
144A,5.50%, 12/15/29	13,000	12,122

See Notes to Financial Statements.	40

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Food (Continued)
144A,4.625%, 4/15/30	$15,000	$13,162
144A,4.50%, 9/15/31	18,000	15,278
Safeway, Inc., 7.25%, 2/1/31	10,000	10,213
Sigma Holdco BV, 144A,7.875%, 5/15/26	12,000	10,230
TreeHouse Foods, Inc., 4.00%, 9/1/28	10,000	8,632
United Natural Foods, Inc., 144A,6.75%, 10/15/28	10,000	9,352
US Foods, Inc. 144A,6.25%, 4/15/25	30,000	30,075
144A,4.75%, 2/15/29	20,000	18,306

(Cost $214,599)		201,297

Healthcare-Products — 1.2%
Avantor Funding, Inc., 144A,4.625%, 7/15/28	46,000	42,669
Embecta Corp., 144A,5.00%, 2/15/30	10,000	8,414
Hologic, Inc., 144A,3.25%, 2/15/29	15,000	13,148
Medline Borrower LP 144A,3.875%, 4/1/29	58,000	50,260
144A,5.25%, 10/1/29	30,000	25,837
Teleflex, Inc., 4.625%, 11/15/27	25,000	23,713

(Cost $185,218)		164,041

Healthcare-Services — 3.4%
Acadia Healthcare Co., Inc., 144A,5.00%, 4/15/29	5,000	4,606
AHP Health Partners, Inc., 144A,5.75%, 7/15/29	10,000	8,650
Air Methods Corp., 144A,8.00%, 5/15/25	10,000	650
Akumin, Inc., 144A,7.00%, 11/1/25	6,000	4,875
Catalent Pharma Solutions, Inc. 144A,5.00%, 7/15/27	10,000	9,175
144A,3.50%, 4/1/30	20,000	16,350
Charles River Laboratories International, Inc., 144A,4.00%, 3/15/31	15,000	12,963
CHS/Community Health Systems, Inc. 144A,8.00%, 3/15/26	10,000	9,359
144A,5.625%, 3/15/27	20,000	17,211
144A,6.875%, 4/1/28	10,000	5,650
144A,6.00%, 1/15/29	16,000	12,977
144A,6.875%, 4/15/29	21,000	12,020
144A,6.125%, 4/1/30	10,000	5,500
144A,5.25%, 5/15/30	15,000	11,325
144A,4.75%, 2/15/31	10,000	7,236
DaVita, Inc. 144A,4.625%, 6/1/30	20,000	17,181
144A,3.75%, 2/15/31	5,000	3,976
Encompass Health Corp. 4.50%, 2/1/28	17,000	15,697
4.75%, 2/1/30	10,000	9,171
4.625%, 4/1/31	10,000	8,777

	Principal Amount	Value
Healthcare-Services (Continued)
Global Medical Response, Inc., 144A,6.50%, 10/1/25	$10,000	$6,825
IQVIA, Inc., 144A,5.00%, 5/15/27	40,000	38,600
Legacy LifePoint Health LLC 144A,6.75%, 4/15/25	10,000	8,925
144A,4.375%, 2/15/27	10,000	7,634
LifePoint Health, Inc., 144A,5.375%, 1/15/29	10,000	4,975
ModivCare Escrow Issuer, Inc., 144A,5.00%, 10/1/29	10,000	7,625
Molina Healthcare, Inc. 144A,4.375%, 6/15/28	5,000	4,600
144A,3.875%, 11/15/30	10,000	8,592
144A,3.875%, 5/15/32	10,000	8,377
Radiology Partners, Inc., 144A,9.25%, 2/1/28	10,000	2,850
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 144A,9.75%, 12/1/26	10,000	7,500
Select Medical Corp., 144A,6.25%, 8/15/26	15,000	14,625
Team Health Holdings, Inc., 144A,6.375%, 2/1/25	11,000	4,895
Tenet Healthcare Corp. 4.625%, 7/15/24	10,000	10,025
4.875%, 1/1/26	20,000	19,475
5.125%, 11/1/27	10,000	9,562
6.125%, 10/1/28	30,000	28,584
4.25%, 6/1/29	15,000	13,543
4.375%, 1/15/30	15,000	13,388
144A,6.125%, 6/15/30	15,000	14,485
6.875%, 11/15/31	11,000	10,642
Toledo Hospital, 6.015%, 11/15/48	10,000	6,950
US Acute Care Solutions LLC, 144A,6.375%, 3/1/26	15,000	12,750
US Renal Care, Inc., 144A,10.625%, 7/15/27	10,000	2,950

(Cost $546,337)		461,726

Household Products/Wares — 0.3%
ACCO Brands Corp., 144A,4.25%, 3/15/29	10,000	8,475
Central Garden & Pet Co., 4.125%, 10/15/30	10,000	8,413
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 144A,5.00%, 12/31/26	10,000	9,175
Spectrum Brands, Inc., 144A,3.875%, 3/15/31	10,000	8,268

(Cost $38,035)		34,331

Pharmaceuticals — 1.3%
AdaptHealth LLC, 144A,5.125%, 3/1/30	8,000	6,240
Bausch Health Americas, Inc., 144A,9.25%, 4/1/26	5,000	4,175

See Notes to Financial Statements.	41

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Pharmaceuticals (Continued)
Bausch Health Cos., Inc. 144A,5.50%, 11/1/25	$16,000	$14,340
144A,5.00%, 1/30/28	3,000	1,365
144A,4.875%, 6/1/28	10,000	6,049
144A,11.00%, 9/30/28	12,000	9,105
144A,5.00%, 2/15/29	2,000	900
144A,6.25%, 2/15/29	3,000	1,350
144A,7.25%, 5/30/29	4,000	1,800
144A,5.25%, 2/15/31	4,000	1,740
BellRing Brands, Inc., 144A,7.00%, 3/15/30	10,000	10,140
Elanco Animal Health, Inc., 6.65%, 8/28/28	10,000	9,613
HLF Financing Sarl LLC / Herbalife International, Inc., 144A,4.875%, 6/1/29	12,000	8,280
Jazz Securities DAC, 144A,4.375%, 1/15/29	15,000	13,452
Lannett Co., Inc., 144A,7.75%, 4/15/26 (a)	7,000	455
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 144A,11.50%, 12/15/28	15,000	11,278
Option Care Health, Inc., 144A,4.375%, 10/31/29	10,000	8,675
Organon & Co. / Organon Foreign Debt Co.-Issuer BV 144A,4.125%, 4/30/28	5,000	4,462
144A,5.125%, 4/30/31	40,000	34,150
Owens & Minor, Inc., 144A,4.50%, 3/31/29	5,000	4,125
P&L Development LLC / PLD Finance Corp., 144A,7.75%, 11/15/25	3,000	2,408
Perrigo Finance Unlimited Co., 4.40%, 6/15/30	10,000	8,722
Prestige Brands, Inc., 144A,5.125%, 1/15/28	10,000	9,550

(Cost $218,547)		172,374

Diversified — 0.1%
Holding Companies-Diversified — 0.1%
Stena International SA, 144A,6.125%, 2/1/25
(Cost $14,997)	15,000	14,719

Energy — 12.3%
Coal — 0.0%
SunCoke Energy, Inc., 144A,4.875%, 6/30/29
(Cost $8,653)	10,000	8,281

Energy-Alternate Sources — 0.2%
Sunnova Energy Corp., 144A,5.875%, 9/1/26	10,000	8,803
TerraForm Power Operating LLC, 144A,4.75%, 1/15/30	18,000	16,200

(Cost $27,324)		25,003

	Principal Amount	Value
Oil & Gas — 6.3%
Aethon United BR LP / Aethon United Finance Corp., 144A,8.25%, 2/15/26	$10,000	$9,702
Antero Resources Corp., 144A,7.625%, 2/1/29	24,000	24,486
Apache Corp. 5.10%, 9/1/40	20,000	16,542
5.35%, 7/1/49	12,000	9,265
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144A,7.00%, 11/1/26	25,000	24,199
Callon Petroleum Co. 144A,8.00%, 8/1/28	10,000	9,775
144A,7.50%, 6/15/30	10,000	9,300
Calumet Specialty Products Partners LP / Calumet Finance Corp., 144A,11.00%, 4/15/25	25,000	25,729
Chesapeake Energy Corp., 144A,6.75%, 4/15/29	30,000	29,419
CNX Resources Corp. 144A,7.25%, 3/14/27	2,000	1,986
144A,6.00%, 1/15/29	15,000	13,867
Comstock Resources, Inc., 144A,6.75%, 3/1/29	31,000	27,357
Crescent Energy Finance LLC, 144A,7.25%, 5/1/26	15,000	13,950
CrownRock LP / CrownRock Finance, Inc., 144A,5.625%, 10/15/25	35,000	34,562
CVR Energy, Inc., 144A,5.25%, 2/15/25	10,000	9,537
Earthstone Energy Holdings LLC, 144A,8.00%, 4/15/27	10,000	9,752
Encino Acquisition Partners Holdings LLC, 144A,8.50%, 5/1/28	10,000	9,237
Endeavor Energy Resources LP / EER Finance, Inc., 144A,5.75%, 1/30/28	10,000	9,980
Ensign Drilling, Inc., 144A,9.25%, 4/15/24	10,000	9,650
Gulfport Energy Corp., 8.00%, 5/17/26	20,000	20,180
Hilcorp Energy I LP / Hilcorp Finance Co., 144A,5.75%, 2/1/29	20,000	18,258
Ithaca Energy North Sea PLC, 144A,9.00%, 7/15/26	10,000	9,563
Matador Resources Co., 5.875%, 9/15/26	10,000	9,700
Moss Creek Resources Holdings, Inc., 144A,7.50%, 1/15/26	10,000	9,244
Murphy Oil Corp., 5.875%, 12/1/42	7,000	5,763
Nabors Industries Ltd., 144A,7.25%, 1/15/26	25,000	22,938
Nabors Industries, Inc., 144A,7.375%, 5/15/27	20,000	18,890
Neptune Energy Bondco PLC, 144A,6.625%, 5/15/25	27,000	26,582

See Notes to Financial Statements.	42

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Oil & Gas (Continued)
Northern Oil and Gas, Inc., 144A,8.125%, 3/1/28	$10,000	$9,750
Occidental Petroleum Corp. 5.875%, 9/1/25	16,000	16,008
3.50%, 8/15/29	15,000	13,063
Parkland Corp. 144A,5.875%, 7/15/27	10,000	9,625
144A,4.625%, 5/1/30	25,000	21,673
Patterson-UTI Energy, Inc. 3.95%, 2/1/28	10,000	8,845
5.15%, 11/15/29	10,000	8,836
PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28	10,000	9,394
Permian Resources Operating LLC, 144A,5.875%, 7/1/29	15,000	14,119
Precision Drilling Corp., 144A,7.125%, 1/15/26	20,000	19,785
Range Resources Corp., 4.875%, 5/15/25	50,000	49,438
Rockcliff Energy II LLC, 144A,5.50%, 10/15/29	10,000	9,200
SM Energy Co., 6.50%, 7/15/28	20,000	18,800
Southwestern Energy Co. 5.70%, 1/23/25	16,000	15,980
4.75%, 2/1/32	28,000	24,375
Sunoco LP / Sunoco Finance Corp. 6.00%, 4/15/27	10,000	9,850
4.50%, 5/15/29	10,000	8,925
Tap Rock Resources LLC, 144A,7.00%, 10/1/26	10,000	9,375
Transocean Poseidon Ltd., 144A,6.875%, 2/1/27	12,188	11,974
Transocean, Inc. 144A,7.50%, 1/15/26	25,000	23,219
144A,8.00%, 2/1/27	10,000	8,875
144A,8.75%, 2/15/30	10,000	10,008
6.80%, 3/15/38	15,000	10,350
Valaris Ltd., 144A,8.375%, 4/30/30	10,000	10,001
Vermilion Energy, Inc., 144A,6.875%, 5/1/30	10,000	9,150
Viper Energy Partners LP, 144A,5.375%, 11/1/27	10,000	9,643
Vital Energy, Inc., 9.50%, 1/15/25	40,000	39,800

(Cost $856,197)		849,474

Oil & Gas Services — 0.9%
Archrock Partners LP / Archrock Partners Finance Corp. 144A,6.875%, 4/1/27	10,000	9,638
144A,6.25%, 4/1/28	20,000	18,586
CGG SA, 144A,8.75%, 4/1/27	8,000	6,880
Enerflex Ltd., 144A,9.00%, 10/15/27	12,000	11,730

	Principal Amount	Value
Oil & Gas Services (Continued)
Oceaneering International, Inc., 4.65%, 11/15/24	$19,000	$18,585
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26	10,000	9,625
Weatherford International Ltd., 144A,8.625%, 4/30/30	30,000	30,291
Welltec International ApS, 144A,8.25%, 10/15/26	15,000	15,150

(Cost $123,682)		120,485

Pipelines — 4.9%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 144A,5.75%, 1/15/28	50,000	48,023
Blue Racer Midstream LLC / Blue Racer Finance Corp., 144A,7.625%, 12/15/25	15,000	15,262
Buckeye Partners LP 4.125%, 12/1/27	25,000	22,046
144A,4.50%, 3/1/28	25,000	22,072
CQP Holdco LP / BIP-V Chinook Holdco LLC, 144A,5.50%, 6/15/31	20,000	17,928
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 5.75%, 4/1/25	30,000	29,593
144A,6.00%, 2/1/29	15,000	13,912
144A,7.375%, 2/1/31	18,000	17,666
DT Midstream, Inc., 144A,4.375%, 6/15/31	30,000	25,312
EnLink Midstream LLC, 144A,6.50%, 9/1/30	15,000	14,981
EnLink Midstream Partners LP 4.15%, 6/1/25	12,000	11,640
5.60%, 4/1/44	20,000	15,923
5.45%, 6/1/47	10,000	7,987
EQM Midstream Partners LP 4.00%, 8/1/24	25,000	24,432
144A,6.50%, 7/1/27	15,000	14,737
144A,4.50%, 1/15/29	15,000	13,202
144A,4.75%, 1/15/31	25,000	21,576
6.50%, 7/15/48	10,000	8,249
Genesis Energy LP / Genesis Energy Finance Corp., 7.75%, 2/1/28	25,000	24,101
Global Partners LP / GLP Finance Corp., 7.00%, 8/1/27	15,000	14,475
Harvest Midstream I LP, 144A,7.50%, 9/1/28	15,000	14,395
Hess Midstream Operations LP, 144A,4.25%, 2/15/30	30,000	26,063
Holly Energy Partners LP / Holly Energy Finance Corp., 144A,5.00%, 2/1/28	15,000	13,913
Howard Midstream Energy Partners LLC, 144A,6.75%, 1/15/27	10,000	9,303
ITT Holdings LLC, 144A,6.50%, 8/1/29	20,000	16,050

See Notes to Financial Statements.	43

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Pipelines (Continued)
Kinetik Holdings LP, 144A,5.875%, 6/15/30	$10,000	$9,500
New Fortress Energy, Inc. 144A,6.75%, 9/15/25	10,000	9,253
144A,6.50%, 9/30/26	10,000	8,891
NGL Energy Operating LLC / NGL Energy Finance Corp., 144A,7.50%, 2/1/26	40,000	38,200
NuStar Logistics LP, 5.625%, 4/28/27	15,000	14,306
Rockies Express Pipeline LLC, 144A,4.95%, 7/15/29	35,000	31,500
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 144A,9.00%, 10/15/26	10,000	9,550
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 144A,7.50%, 10/1/25	10,000	10,013
144A,6.00%, 12/31/30	20,000	17,475
Venture Global Calcasieu Pass LLC 144A,3.875%, 8/15/29	12,000	10,500
144A,4.125%, 8/15/31	10,000	8,678
144A,3.875%, 11/1/33	20,000	16,431
Western Midstream Operating LP, 4.30%, 2/1/30	10,000	8,910

(Cost $682,448)		656,048

Financial — 10.0%
Banks — 0.3%
First Republic Bank,4.625%, 2/13/47	10,000	175
Freedom Mortgage Corp. 144A,8.25%, 4/15/25	10,000	9,590
144A,7.625%, 5/1/26	15,000	13,162
Intesa Sanpaolo SpA 144A,4.198%, 6/1/32	10,000	7,574
144A,4.95%, 6/1/42	14,000	9,067
Pacific Western Bank, 3.25%, 5/1/31	10,000	3,250

(Cost $60,175)		42,818

Diversified Financial Services — 3.9%
Advisor Group Holdings, Inc., 144A,10.75%, 8/1/27	5,000	4,837
AerCap Holdings NV, 5.875%, 10/10/79	10,000	9,375
AG Issuer LLC, 144A,6.25%, 3/1/28	10,000	9,275
AG TTMT Escrow Issuer LLC, 144A,8.625%, 9/30/27	10,000	10,062
Ally Financial, Inc., 6.70%, 2/14/33	10,000	8,806
Armor Holdco, Inc., 144A,8.50%, 11/15/29	10,000	8,473
Burford Capital Global Finance LLC, 144A,6.875%, 4/15/30	10,000	9,325
Castlelake Aviation Finance DAC, 144A,5.00%, 4/15/27	14,000	12,499

	Principal Amount	Value
Diversified Financial Services (Continued)
Cobra AcquisitionCo LLC, 144A,6.375%, 11/1/29	$8,000	$4,870
Enact Holdings, Inc., 144A,6.50%, 8/15/25	10,000	9,879
Finance of America Funding LLC, 144A,7.875%, 11/15/25	7,000	5,896
Global Aircraft Leasing Co. Ltd., 144A,6.50%, 9/15/24, 6.50% Cash or 7.25% PIK, PIK,	20,304	18,223
goeasy Ltd., 144A,5.375%, 12/1/24	25,000	24,000
Home Point Capital, Inc., 144A,5.00%, 2/1/26	10,000	9,000
Jane Street Group / JSG Finance, Inc., 144A,4.50%, 11/15/29	10,000	8,575
Jefferies Finance LLC / JFIN Co.-Issuer Corp., 144A,5.00%, 8/15/28	10,000	8,163
Jefferson Capital Holdings LLC, 144A,6.00%, 8/15/26	10,000	8,076
LD Holdings Group LLC 144A,6.50%, 11/1/25	5,000	4,006
144A,6.125%, 4/1/28	5,000	3,287
LPL Holdings, Inc., 144A,4.00%, 3/15/29	25,000	21,947
Midcap Financial Issuer Trust 144A,6.50%, 5/1/28	10,000	8,848
144A,5.625%, 1/15/30	12,000	9,420
Nationstar Mortgage Holdings, Inc. 144A,6.00%, 1/15/27	20,000	18,340
144A,5.50%, 8/15/28	20,000	17,400
Navient Corp. 5.875%, 10/25/24	10,000	9,792
MTN, 5.625%, 8/1/33	15,000	10,819
NFP Corp. 144A,4.875%, 8/15/28	14,000	12,530
144A,6.875%, 8/15/28	30,000	25,032
OneMain Finance Corp. 6.875%, 3/15/25	70,000	67,638
7.125%, 3/15/26	10,000	9,614
5.375%, 11/15/29	20,000	16,400
PennyMac Financial Services, Inc. 144A,4.25%, 2/15/29	5,000	4,030
144A,5.75%, 9/15/31	15,000	12,075
PRA Group, Inc., 144A,5.00%, 10/1/29	11,000	8,305
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc. 144A,2.875%, 10/15/26	18,000	15,817
144A,3.625%, 3/1/29	10,000	8,275
144A,3.875%, 3/1/31	20,000	15,850
144A,4.00%, 10/15/33	10,000	7,606
SLM Corp., 4.20%, 10/29/25	10,000	9,179
StoneX Group, Inc., 144A,8.625%, 6/15/25	10,000	10,110
Synchrony Financial, 7.25%, 2/2/33	9,000	7,989

See Notes to Financial Statements.	44

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Diversified Financial Services (Continued)
United Wholesale Mortgage LLC 144A,5.75%, 6/15/27	$10,000	$9,030
144A,5.50%, 4/15/29	15,000	12,563

(Cost $566,624)		525,236

Insurance — 1.8%
Acrisure LLC / Acrisure Finance, Inc. 144A,7.00%, 11/15/25	32,000	30,400
144A,4.25%, 2/15/29	6,000	5,078
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer, 144A,5.875%, 11/1/29	10,000	8,600
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 144A,4.25%, 10/15/27	12,000	10,857
144A,6.75%, 10/15/27	20,000	18,650
AmWINS Group, Inc., 144A,4.875%, 6/30/29	15,000	13,462
AssuredPartners, Inc., 144A,5.625%, 1/15/29	10,000	8,625
BroadStreet Partners, Inc., 144A,5.875%, 4/15/29	14,000	12,077
Genworth Holdings, Inc., 7.323%, 11/15/36	5,000	3,324
Global Atlantic Fin Co., 144A,4.70%, 10/15/51	10,000	7,875
HUB International Ltd., 144A,7.00%, 5/1/26	46,000	45,540
Jones Deslauriers Insurance Management, Inc., 144A,10.50%, 12/15/30	6,000	6,023
Liberty Mutual Group, Inc. 144A,7.80%, 3/15/37	10,000	10,387
144A,4.30%, 2/1/61	10,000	5,981
MBIA, Inc., 5.70%, 12/1/34	10,000	9,275
MGIC Investment Corp., 5.25%, 8/15/28	15,000	14,288
Ohio National Financial Services, Inc., 144A,6.80%, 1/24/30	12,000	11,229
Ryan Specialty LLC, 144A,4.375%, 2/1/30	10,000	8,900
USI, Inc., 144A,6.875%, 5/1/25	10,000	9,875

(Cost $257,435)		240,446

Real Estate — 0.7%
Cushman & Wakefield US Borrower LLC, 144A,6.75%, 5/15/28	10,000	8,925
Five Point Operating Co. LP / Five Point Capital Corp., 144A,7.875%, 11/15/25	10,000	8,953
Howard Hughes Corp. 144A,5.375%, 8/1/28	20,000	17,846
144A,4.375%, 2/1/31	10,000	8,052
Hunt Cos., Inc., 144A,5.25%, 4/15/29	8,000	6,231

	Principal Amount	Value
Real Estate (Continued)
Kennedy-Wilson, Inc. 4.75%, 3/1/29	$15,000	$11,775
5.00%, 3/1/31	10,000	7,480
Newmark Group, Inc., 6.125%, 11/15/23	10,000	9,950
Realogy Group LLC / Realogy Co.-Issuer Corp., 144A,5.25%, 4/15/30	15,000	10,457

(Cost $106,906)		89,669

Real Estate Investment Trusts — 3.0%
Apollo Commercial Real Estate Finance, Inc., 144A,4.625%, 6/15/29	10,000	7,650
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144A,5.75%, 5/15/26	30,000	26,850
Diversified Healthcare Trust 9.75%, 6/15/25	6,000	5,850
4.375%, 3/1/31	15,000	10,875
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP, 144A,3.75%, 12/15/27	10,000	7,202
HAT Holdings I LLC / HAT Holdings II LLC, 144A,3.75%, 9/15/30	10,000	7,600
Iron Mountain, Inc. 144A,4.875%, 9/15/27	25,000	23,531
144A,5.25%, 7/15/30	25,000	22,500
144A,4.50%, 2/15/31	10,000	8,562
144A,5.625%, 7/15/32	20,000	17,900
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 144A,4.25%, 2/1/27	20,000	17,042
MPT Operating Partnership LP / MPT Finance Corp. 5.00%, 10/15/27	25,000	20,594
3.50%, 3/15/31	15,000	10,162
Office Properties Income Trust, 3.45%, 10/15/31	10,000	4,850
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer 144A,7.50%, 6/1/25	10,000	10,093
144A,5.875%, 10/1/28	11,000	10,082
144A,4.875%, 5/15/29	10,000	8,625
RHP Hotel Properties LP / RHP Finance Corp., 144A,4.50%, 2/15/29	10,000	8,875
RLJ Lodging Trust LP, 144A,4.00%, 9/15/29	10,000	8,410
SBA Communications Corp. 3.875%, 2/15/27	25,000	23,172
3.125%, 2/1/29	25,000	21,063
Service Properties Trust 4.65%, 3/15/24	10,000	9,890
7.50%, 9/15/25	12,000	11,790
4.95%, 2/15/27	15,000	12,502
4.95%, 10/1/29	10,000	7,600
Starwood Property Trust, Inc. 144A,3.75%, 12/31/24	10,000	9,406
4.75%, 3/15/25	10,000	9,425
144A,4.375%, 1/15/27	10,000	8,475

See Notes to Financial Statements.	45

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Real Estate Investment Trusts (Continued)
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 144A,10.50%, 2/15/28	$25,000	$24,242
144A,4.75%, 4/15/28	13,000	10,494
144A,6.50%, 2/15/29	12,000	7,821
XHR LP, 144A,4.875%, 6/1/29	10,000	8,613

(Cost $453,070)		401,746

Venture Capital — 0.3%
Compass Group Diversified Holdings LLC, 144A,5.25%, 4/15/29	18,000	15,903
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 6.25%, 5/15/26	20,000	17,550
5.25%, 5/15/27	10,000	8,268

(Cost $49,049)		41,721

Industrial — 11.8%
Aerospace/Defense — 1.9%
Bombardier, Inc. 144A,7.50%, 3/15/25	4,000	4,010
144A,7.125%, 6/15/26	20,000	19,713
144A,7.875%, 4/15/27	20,000	19,792
144A,7.45%, 5/1/34	10,000	11,150
Howmet Aerospace, Inc. 6.875%, 5/1/25	20,000	20,538
3.00%, 1/15/29	10,000	8,775
5.95%, 2/1/37	11,000	11,110
Spirit AeroSystems, Inc. 144A,7.50%, 4/15/25	22,000	21,780
4.60%, 6/15/28	10,000	8,227
144A,9.375%, 11/30/29	15,000	16,044
TransDigm, Inc. 6.375%, 6/15/26	25,000	24,813
7.50%, 3/15/27	50,000	50,000
4.875%, 5/1/29	35,000	31,062
Triumph Group, Inc., 7.75%, 8/15/25	12,000	11,548

(Cost $258,626)		258,562

Building Materials — 1.4%
Builders FirstSource, Inc. 144A,5.00%, 3/1/30	10,000	9,312
144A,4.25%, 2/1/32	15,000	12,900
Cornerstone Building Brands, Inc., 144A,6.125%, 1/15/29	12,000	8,910
CP Atlas Buyer, Inc., 144A,7.00%, 12/1/28	10,000	7,400
Emerald Debt Merger Sub LLC, 144A,6.625%, 12/15/30	20,000	19,875
Griffon Corp., 5.75%, 3/1/28	10,000	9,242
James Hardie International Finance Dac, 144A,5.00%, 1/15/28	15,000	14,400
JELD-WEN, Inc., 144A,4.875%, 12/15/27	15,000	13,106

	Principal Amount	Value
Building Materials (Continued)
Masonite International Corp., 144A,3.50%, 2/15/30	$10,000	$8,500
New Enterprise Stone & Lime Co., Inc., 144A,5.25%, 7/15/28	10,000	8,875
Oscar AcquisitionCo LLC / Oscar Finance, Inc., 144A,9.50%, 4/15/30	6,000	5,115
Smyrna Ready Mix Concrete LLC, 144A,6.00%, 11/1/28	10,000	9,342
Standard Industries, Inc. 144A,4.75%, 1/15/28	20,000	18,417
144A,4.375%, 7/15/30	17,000	14,433
144A,3.375%, 1/15/31	17,000	13,356
Summit Materials LLC / Summit Materials Finance Corp., 144A,5.25%, 1/15/29	10,000	9,410
Victors Merger Corp., 144A,6.375%, 5/15/29	10,000	6,476

(Cost $204,406)		189,069

Electrical Components & Equipment — 0.4%
Energizer Holdings, Inc., 144A,4.375%, 3/31/29	15,000	12,919
WESCO Distribution, Inc., 144A,7.25%, 6/15/28	40,000	41,123

(Cost $54,908)		54,042

Electronics — 0.7%
Atkore, Inc., 144A,4.25%, 6/1/31	10,000	8,650
Coherent Corp., 144A,5.00%, 12/15/29	20,000	17,886
Imola Merger Corp., 144A,4.75%, 5/15/29	20,000	17,200
Sensata Technologies BV, 144A,4.00%, 4/15/29	22,000	19,717
Sensata Technologies, Inc., 144A,3.75%, 2/15/31	20,000	17,050
TTM Technologies, Inc., 144A,4.00%, 3/1/29	12,000	10,216

(Cost $97,753)		90,719

Engineering & Construction — 0.6%
AECOM, 5.125%, 3/15/27	10,000	9,700
Artera Services LLC, 144A,9.033%, 12/4/25	15,000	12,896
Brand Industrial Services, Inc., 144A,8.50%, 7/15/25	16,000	14,880
Cellnex Finance Co. SA, 144A,3.875%, 7/7/41	12,000	8,981
Global Infrastructure Solutions, Inc., 144A,7.50%, 4/15/32	10,000	8,550
Railworks Holdings LP / Railworks Rally, Inc., 144A,8.25%, 11/15/28	10,000	9,400
TopBuild Corp., 144A,4.125%, 2/15/32	10,000	8,500
Tutor Perini Corp., 144A,6.875%, 5/1/25	5,000	3,835

(Cost $85,012)		76,742

See Notes to Financial Statements.	46

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Environmental Control — 0.8%
Clean Harbors, Inc. 144A,4.875%, 7/15/27	$11,000	$10,574
144A,5.125%, 7/15/29	5,000	4,750
Covanta Holding Corp., 5.00%, 9/1/30	18,000	15,480
GFL Environmental, Inc. 144A,4.25%, 6/1/25	10,000	9,651
144A,3.75%, 8/1/25	10,000	9,550
144A,4.00%, 8/1/28	18,000	16,110
144A,3.50%, 9/1/28	10,000	8,975
144A,4.75%, 6/15/29	10,000	9,112
Madison IAQ LLC, 144A,5.875%, 6/30/29	20,000	15,200
Stericycle, Inc., 144A,3.875%, 1/15/29	10,000	8,850

(Cost $122,078)		108,252

Machinery-Construction & Mining — 0.2%
Terex Corp., 144A,5.00%, 5/15/29	10,000	9,317
Vertiv Group Corp., 144A,4.125%, 11/15/28	10,000	8,981
Weir Group PLC, 144A,2.20%, 5/13/26	15,000	13,444

(Cost $33,606)		31,742

Machinery-Diversified — 0.5%
Chart Industries, Inc., 144A,9.50%, 1/1/31	15,000	15,726
GrafTech Finance, Inc., 144A,4.625%, 12/15/28	5,000	4,040
Mueller Water Products, Inc., 144A,4.00%, 6/15/29	10,000	9,030
SPX FLOW, Inc., 144A,8.75%, 4/1/30	11,000	9,598
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 144A,7.75%, 4/15/26	10,000	8,975
TK Elevator Holdco GmbH, 144A,7.625%, 7/15/28	10,000	8,750
TK Elevator US Newco, Inc., 144A,5.25%, 7/15/27	20,000	18,470

(Cost $74,936)		74,589

Metal Fabricate/Hardware — 0.2%
Advanced Drainage Systems, Inc., 144A,6.375%, 6/15/30	15,000	14,779
Roller Bearing Co. of America, Inc., 144A,4.375%, 10/15/29	10,000	8,875

(Cost $24,023)		23,654

Miscellaneous Manufacturing — 0.6%
Amsted Industries, Inc., 144A,5.625%, 7/1/27	10,000	9,705
Calderys Financing LLC, 144A,11.25%, 6/1/28	10,000	10,156
FXI Holdings, Inc. 144A,12.25%, 11/15/26	10,000	9,287
144A,12.25%, 11/15/26	9,000	8,123

	Principal Amount	Value
Miscellaneous Manufacturing (Continued)
Gates Global LLC / Gates Corp., 144A,6.25%, 1/15/26	$10,000	$9,875
Hillenbrand, Inc. 5.75%, 6/15/25	15,000	14,909
3.75%, 3/1/31	10,000	8,413
LSB Industries, Inc., 144A,6.25%, 10/15/28	15,000	13,650

(Cost $86,262)		84,118

Packaging & Containers — 3.8%
ARD Finance SA, 144A, 6.50%, 6/30/27, 6.50% Cash 7.25% PIK, PIK	18,000	14,030
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 144A,6.00%, 6/15/27	15,000	14,771
144A,4.00%, 9/1/29	26,000	20,489
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 144A,5.25%, 4/30/25	10,000	9,812
144A,4.125%, 8/15/26	22,000	20,584
144A,5.25%, 8/15/27	15,000	12,619
144A,5.25%, 8/15/27	10,000	8,430
Ball Corp. 4.00%, 11/15/23	20,000	19,800
5.25%, 7/1/25	20,000	19,984
4.875%, 3/15/26	16,000	15,680
2.875%, 8/15/30	30,000	24,916
3.125%, 9/15/31	10,000	8,291
Berry Global, Inc., 144A,5.625%, 7/15/27	10,000	9,900
Cascades, Inc./Cascades USA, Inc., 144A,5.375%, 1/15/28	8,000	7,540
Clearwater Paper Corp., 144A,4.75%, 8/15/28	10,000	8,865
Clydesdale Acquisition Holdings, Inc., 144A,8.75%, 4/15/30	20,000	17,375
Crown Americas LLC / Crown Americas Capital Corp. V,4.25%, 9/30/26	20,000	19,100
Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	10,000	10,425
Graphic Packaging International LLC 4.125%, 8/15/24	46,000	45,278
144A,3.50%, 3/1/29	10,000	8,850
144A,3.75%, 2/1/30	10,000	8,825
Intelligent Packaging Ltd Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC, 144A,6.00%, 9/15/28	10,000	8,297
LABL, Inc. 144A,10.50%, 7/15/27	10,000	9,325
144A,5.875%, 11/1/28	15,000	13,612
Mauser Packaging Solutions Holding Co., 144A,7.875%, 8/15/26	25,000	24,844
OI European Group BV, 144A,4.75%, 2/15/30	10,000	9,056
Owens-Brockway Glass Container, Inc., 144A,6.625%, 5/13/27	13,000	13,049

See Notes to Financial Statements.	47

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Packaging & Containers (Continued)
Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc., 144A,4.375%, 10/15/28	$15,000	$13,130
Pactiv Evergreen Group Issuer, Inc. /Pactiv Evergreen Group Issuer LLC, 144A,4.00%, 10/15/27	20,000	17,718
Sealed Air Corp., 144A,5.50%, 9/15/25	27,000	26,933
Sealed Air Corp./Sealed Air Corp., 144A,6.125%, 2/1/28	12,000	11,917
Trident TPI Holdings, Inc., 144A,12.75%, 12/31/28	8,000	8,200
TriMas Corp., 144A,4.125%, 4/15/29	10,000	8,928
Trivium Packaging Finance BV, 144A,5.50%, 8/15/26	20,000	19,085

(Cost $542,512)		509,658

Transportation — 0.4%
Cargo Aircraft Management, Inc., 144A,4.75%, 2/1/28	10,000	8,787
First Student Bidco, Inc. / First Transit Parent, Inc., 144A,4.00%, 7/31/29	10,000	8,372
Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc., 144A,10.75%, 7/1/25	10,000	9,725
Rand Parent LLC, 144A,8.50%, 2/15/30	10,000	8,650
Watco Cos. LLC / Watco Finance Corp., 144A,6.50%, 6/15/27	13,000	12,513

(Cost $52,761)		48,047

Trucking & Leasing — 0.3%
AerCap Global Aviation Trust, 144A,6.50%, 6/15/45	10,000	9,587
Fortress Transportation and Infrastructure Investors LLC 144A,6.50%, 10/1/25	10,000	9,750
144A,5.50%, 5/1/28	18,000	16,249

(Cost $38,016)		35,586

Technology — 4.8%
Computers — 1.4%
Ahead DB Holdings LLC, 144A,6.625%, 5/1/28	10,000	8,175
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 144A,6.00%, 11/1/29	7,000	5,847
Crowdstrike Holdings, Inc., 3.00%, 2/15/29	15,000	13,144
Diebold Nixdorf, Inc., 144A,9.375%, 7/15/25	10,000	2,306
Exela Intermediate LLC / Exela Finance, Inc., 144A,11.50%, 7/15/26	15,000	1,875
McAfee Corp., 144A,7.375%, 2/15/30	20,000	16,865

	Principal Amount	Value
Computers (Continued)
NCR Corp. 144A,5.125%, 4/15/29	$20,000	$17,505
144A,6.125%, 9/1/29	25,000	24,924
Presidio Holdings, Inc., 144A,8.25%, 2/1/28	17,000	15,725
Seagate HDD Cayman 4.875%, 3/1/24	13,000	13,047
4.875%, 6/1/27	10,000	9,650
4.091%, 6/1/29	14,000	12,166
144A,9.625%, 12/1/32	20,625	22,584
5.75%, 12/1/34	10,000	8,651
Unisys Corp., 144A,6.875%, 11/1/27	5,000	3,792
Vericast Corp., 144A,11.00%, 9/15/26	10,000	10,475
Virtusa Corp., 144A,7.125%, 12/15/28	10,000	8,025

(Cost $224,982)		194,756

Office/Business Equipment — 0.2%
Pitney Bowes, Inc., 144A,6.875%, 3/15/27	12,000	9,299
Xerox Corp. 3.80%, 5/15/24	10,000	9,663
6.75%, 12/15/39	16,000	11,575

(Cost $37,892)		30,537

Semiconductors — 0.4%
Amkor Technology, Inc., 144A,6.625%, 9/15/27	15,000	15,066
Entegris Escrow Corp., 144A,5.95%, 6/15/30	10,000	9,685
Entegris, Inc. 144A,4.375%, 4/15/28	10,000	9,240
144A,3.625%, 5/1/29	10,000	8,680
ON Semiconductor Corp., 144A,3.875%, 9/1/28	15,000	13,621

(Cost $59,927)		56,292

Software — 2.8%
AthenaHealth Group, Inc., 144A,6.50%, 2/15/30	28,000	23,124
Black Knight InfoServ LLC, 144A,3.625%, 9/1/28	12,000	10,800
Boxer Parent Co., Inc. 144A,7.125%, 10/2/25	12,000	12,127
144A,9.125%, 3/1/26	10,000	9,863
Camelot Finance SA, 144A,4.50%, 11/1/26	15,000	14,062
Central Parent, Inc. / CDK Global, Inc., 144A,7.25%, 6/15/29	10,000	9,812
Clarivate Science Holdings Corp., 144A,4.875%, 7/1/29	20,000	17,275
Cloud Software Group, Inc. 144A,6.50%, 3/31/29	50,000	44,225
144A,9.00%, 9/30/29	50,000	42,469

See Notes to Financial Statements.	48

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Software (Continued)
Consensus Cloud Solutions, Inc., 144A,6.50%, 10/15/28	$16,000	$13,982
Fair Isaac Corp., 144A,4.00%, 6/15/28	20,000	18,500
MSCI, Inc. 144A,4.00%, 11/15/29	10,000	9,019
144A,3.875%, 2/15/31	10,000	8,634
Open Text Corp., 144A,3.875%, 12/1/29	22,000	18,480
Open Text Holdings, Inc., 144A,4.125%, 2/15/30	20,000	17,081
PTC, Inc., 144A,3.625%, 2/15/25	25,000	24,161
Rackspace Technology Global, Inc., 144A,5.375%, 12/1/28	10,000	2,650
ROBLOX Corp., 144A,3.875%, 5/1/30	10,000	8,572
Rocket Software, Inc., 144A,6.50%, 2/15/29	10,000	8,198
SS&C Technologies, Inc., 144A,5.50%, 9/30/27	20,000	19,187
Twilio, Inc., 3.875%, 3/15/31	10,000	8,546
Veritas US, Inc. / Veritas Bermuda Ltd., 144A,7.50%, 9/1/25	28,000	21,000
West Technology Group LLC, 144A,8.50%, 10/15/25	10,000	8,937

(Cost $414,779)		370,704

Utilities — 1.4%
Electric — 1.3%
Algonquin Power & Utilities Corp., 4.75%, 1/18/82	15,000	11,963
Atlantica Sustainable Infrastructure PLC, 144A,4.125%, 6/15/28	10,000	8,959
Calpine Corp. 144A,5.25%, 6/1/26	21,000	20,399
144A,5.125%, 3/15/28	15,000	13,475
144A,4.625%, 2/1/29	10,000	8,500
144A,5.00%, 2/1/31	5,000	4,044
144A,3.75%, 3/1/31	17,000	13,912
Clearway Energy Operating LLC 144A,4.75%, 3/15/28	20,000	18,675
144A,3.75%, 2/15/31	21,000	17,726
NextEra Energy Operating Partners LP, 144A,3.875%, 10/15/26	28,000	26,075
Pattern Energy Operations LP / Pattern Energy Operations, Inc., 144A,4.50%, 8/15/28	20,000	18,143
Pike Corp., 144A, 5.50%, 9/1/28	10,000	8,950

(Cost $184,666)		170,821

	Principal Amount	Value
Gas — 0.1%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26
(Cost $18,963)	$20,000	$18,714

TOTAL CORPORATE BONDS
(Cost $14,417,013)		13,123,756

	Number of Shares
CASH EQUIVALENTS — 0.7%
DWS Government Money Market Series “Institutional Shares”, 5.04% (c)
(Cost $91,008)	91,008	91,008

TOTAL INVESTMENTS — 98.3% (Cost $14,508,021)		$13,214,764
Other assets and liabilities, net — 1.7%		231,762

NET ASSETS — 100.0%		$13,446,526

See Notes to Financial Statements.	49

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2023

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
CORPORATE BONDS — 0.0%
Financial — 0.0%
Deutsche Bank AG, 4.500%, 4/01/25 (e)
49,978	—	(46,853)		(5,709)	2,584	948	—	—	—
Deutsche Bank AG, 3.729%, 1/14/32 (e)
25,278	—	(20,917)		(3,952)	(409)	467	—	—	—
Deutsche Bank AG, 3.742%, 1/07/33 (e)
24,707	—	(20,817)		(7,330)	3,440	429	—	—	—
SECURITIES LENDING COLLATERAL — 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (c)(d)
302,229	—	(302,229	)(f)	—	—	6,635	—	—	—
CASH EQUIVALENTS — 0.7%
DWS Government Money Market Series “Institutional Shares”, 5.04% (c)
412,215	2,157,760	(2,478,967)		—	—	4,170	—	91,008	91,008

814,407	2,157,760	(2,869,783)		(16,991)	5,615	12,649	—	91,008	91,008

(a)	Defaulted security or security for which income has been deemed uncollectible.
(b)	Perpetual, callable security with no stated maturity date.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

MTN:	Medium Term Note
PIK:	Denotes that all or a portion of the income is paid in-kind in the form of additional principal.
REIT:	Real Estate Investment Trust
REGS:	Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$—	$13,123,756	$—	$13,123,756
Short-Term Investments (a)	91,008	—	—	91,008

TOTAL	$91,008	$13,123,756	$—	$13,214,764

(a)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	50

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF

May 31, 2023

	Principal Amount	Value
MUNICIPAL BONDS — 98.5%
Arizona — 1.7%
City of Mesa AZ Utility System Revenue, Multiple Utility Revenue, Series A, 5.00%, 7/1/43	$500,000	$537,335
City of Phoenix Civic Improvement Corp., Intergovernmental, Series A, 5.00%, 7/1/45	705,000	771,664
Salt River Project Agricultural Improvement & Power District, Electric, Power & Light Revenue, Series A, 5.00%, 1/1/47	500,000	536,484
Series A, 3.00%, 1/1/49	65,000	50,886

(Cost $1,994,899)		1,896,369

California — 18.9%
Bay Area Toll Authority, Highway Revenue Tolls, Sub-Series S-8, 3.00%, 4/1/54	535,000	396,643
Series F-2, 2.60%, 4/1/56	160,000	107,453
City of Los Angeles Department of Airports, Private Airport & Marina Revenue, Series A, 5.00%, 5/15/35	25,000	28,256
Series A, 5.00%, 5/15/36	35,000	39,194
5.00%, 5/15/37	45,000	49,914
Series A, 5.00%, 5/15/38	300,000	332,189
5.00%, 5/15/39	40,000	44,177
5.00%, 5/15/40	55,000	60,547
Series D, AMT, 5.00%, 5/15/43	125,000	129,947
Series A, AMT, 4.00%, 5/15/44	700,000	665,129
Series E, 5.00%, 5/15/44	25,000	26,712
Series F, AMT, 5.00%, 5/15/44	200,000	207,545
Series B, 5.00%, 5/15/45	260,000	283,877
Series C, AMT, 5.00%, 5/15/45	50,000	52,180
Series A, AMT, 5.00%, 5/15/46	600,000	627,431
Series B, 5.00%, 5/15/48	250,000	271,299
Series E, 5.00%, 5/15/48	20,000	21,289
Series F, AMT, 3.00%, 5/15/49	330,000	239,603
Series F, AMT, 4.00%, 5/15/49	200,000	184,497
Series D, AMT, 5.00%, 5/15/49	100,000	102,393
Series C, AMT, 4.00%, 5/15/50	500,000	460,720
Series A, AMT, 5.00%, 5/15/51	135,000	140,270
City of Sacramento CA Transient Occupancy Tax Revenue, Hotel Occupancy Tax, Series A, 5.00%, 6/1/48	25,000	25,926
City of San Francisco CA Public Utilities Commission Water Revenue, Water Revenue, Series D, 3.00%, 11/1/50	340,000	259,898
Series C, 4.00%, 11/1/50	600,000	586,370
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Sales Tax Revenue, Series A, 4.00%, 6/1/39	40,000	41,226
Series A, 5.00%, 7/1/44	430,000	459,872

	Principal Amount	Value
California (Continued)
Los Angeles Department of Water & Power Power System Revenue, Electric, Power & Light Revenue, Series D, 5.00%, 7/1/34	$45,000	$49,656
Series B, 5.00%, 7/1/40	260,000	285,387
Series D, 5.00%, 7/1/44	125,000	135,079
Series A, 5.00%, 7/1/45	60,000	64,404
Series C, 5.00%, 7/1/49	635,000	682,079
Los Angeles Department of Water & Power Water System Revenue, Water Revenue, Series A, 5.00%, 7/1/41	270,000	296,110
Series B, 5.00%, 7/1/43	315,000	337,411
Series A, 5.00%, 7/1/50	210,000	227,050
Los Angeles Department of Water & Power, Electric, Power & Light Revenue, Series B, 5.00%, 7/1/45	45,000	48,735
Series B, 5.00%, 7/1/48	500,000	542,584
Series A, 5.00%, 7/1/51	1,000,000	1,086,978
Metropolitan Water District of Southern California, Water Revenue, Series C, 5.00%, 7/1/39	25,000	27,904
Series C, 5.00%, 7/1/40	100,000	111,025
Series A, 5.00%, 10/1/45	225,000	244,959
Riverside County Transportation Commission, Highway Revenue Tolls, 4.00%, 6/1/40	50,000	47,599
Series B-1, 4.00%, 6/1/46	10,000	9,188
Series B-1, 3.00%, 6/1/49	600,000	433,461
Sacramento County Sanitation Districts Financing Authority, Intergovernmental, 5.00%, 12/1/33	30,000	35,465
Sacramento Municipal Utility District, Electric, Power & Light Revenue, Series H, 5.00%, 8/15/50	40,000	43,375
San Diego County Regional Airport Authority, Private Airport & Marina Revenue, Series A, 5.00%, 7/1/49	200,000	210,367
Series B, AMT, 4.00%, 7/1/51	250,000	230,092
Series A, 5.00%, 7/1/51	500,000	533,426
Series B, AMT, 5.00%, 7/1/51	500,000	516,000
Series A, 5.00%, 7/1/56	1,300,000	1,380,770
San Francisco City & County Airport Commission-San Francisco International Airport, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 5/1/37	515,000	542,596
Series A, AMT, 5.00%, 5/1/39	50,000	52,324
AMT, 5.00%, 5/1/43	320,000	329,240
Series A, AMT, 5.00%, 5/1/44	810,000	838,655
Series E, AMT, 5.00%, 5/1/45	1,225,000	1,266,186
Series D, AMT, 5.00%, 5/1/48	75,000	76,400
Series E, 5.00%, 5/1/48	25,000	26,263
Series D, AMT, 5.25%, 5/1/48	870,000	898,027
Series A, AMT, 4.00%, 5/1/49	1,000,000	916,809
Series A, AMT, 5.00%, 5/1/49	200,000	205,765
Series E, AMT, 5.00%, 5/1/50	370,000	380,344
Series F, 5.00%, 5/1/50	900,000	947,618

See Notes to Financial Statements.	51

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
California (Continued)
San Francisco Municipal Transportation Agency, Transit Revenue, Series C, 4.00%, 3/1/51	$40,000	$38,541
Series C, 5.00%, 3/1/51	500,000	531,550
Southern California Public Power Authority, Natural Gas Revenue, Series A, 5.00%, 11/1/33	570,000	611,934
State of California Department of Water Resources, Water Revenue, Series BB, 5.00%, 12/1/33	45,000	52,356
Series BB, 5.00%, 12/1/34	25,000	29,039
Series BB, 5.00%, 12/1/35	45,000	51,918

(Cost $23,952,572)		21,219,226

Colorado — 4.2%
Arkansas River Power Authority, Electric, Power & Light Revenue, Series A, 5.00%, 10/1/43	215,000	213,892
City & County of Denver Co. Airport System Revenue, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 12/1/35	650,000	684,433
Sub-Series A, AMT, 5.00%, 12/1/36	300,000	329,311
Series A, AMT, 5.00%, 12/1/37	20,000	20,841
Series A, AMT, 5.00%, 12/1/38	320,000	332,941
Series A, AMT, 4.00%, 12/1/43	650,000	609,249
Series A, AMT, 5.00%, 12/1/43	325,000	333,946
Series A, AMT, 5.00%, 12/1/48	700,000	714,459
Sub-Series B, 5.00%, 12/1/48	40,000	41,734
Series D, 5.00%, 11/15/53	600,000	623,870
City & County of Denver Co. Dedicated Excise Tax Revenue, Hotel Occupancy Tax, Series A, 4.00%, 8/1/51	700,000	675,793
City of Colorado Springs CO Utilities System Revenue, Multiple Utility Revenue, Series B, 4.00%, 11/15/51	100,000	95,653

(Cost $5,055,188)		4,676,122

Connecticut — 0.3%
State of Connecticut Special Tax Revenue, Fuel Sales Tax Revenue, 5.00%, 5/1/34	25,000	28,174
5.00%, 5/1/37	100,000	110,146
5.00%, 5/1/38	100,000	109,593
5.00%, 5/1/40	120,000	130,472

(Cost $422,377)		378,385

Delaware — 0.3%
Delaware River & Bay Authority, Highway Revenue Tolls, 4.00%, 1/1/44 (Cost $324,011)	330,000	321,080

District of Columbia — 4.8%
District of Columbia Water & Sewer Authority, Water Revenue, Series B, 5.00%, 10/1/49	250,000	263,230

	Principal Amount	Value
District of Columbia (Continued)
District of Columbia, Income Tax Revenue, Series A, 4.00%, 3/1/39	$110,000	$111,049
Series C, 4.00%, 5/1/45	500,000	492,916
Series C, 5.00%, 5/1/45	170,000	183,278
Metropolitan Washington Airports Authority Aviation Revenue, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 10/1/46	850,000	882,529
Series A, AMT, 5.00%, 10/1/48	175,000	178,922
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Highway Revenue Tolls, Series B, 4.00%, 10/1/44	1,000,000	941,651
Series B, 5.00%, 10/1/47	500,000	516,715
Series B, 4.00%, 10/1/49	300,000	274,827
Series B, 3.00%, 10/1/50	600,000	445,845
Series B, 4.00%, 10/1/53	1,200,000	1,081,217

(Cost $6,191,670)		5,372,179

Florida — 9.5%
Broward County FL Water & Sewer Utility Revenue, Water Revenue, Series A, 4.00%, 10/1/47	240,000	234,927
Central Florida Expressway Authority, Highway Revenue Tolls, Series D, 5.00%, 7/1/35	40,000	45,281
City of Gainesville FL Utilities System Revenue, Multiple Utility Revenue, Series A, 5.00%, 10/1/44	380,000	402,898
Series A, 5.00%, 10/1/47	215,000	227,051
City of Tampa FL Water & Wastewater System Revenue, Water Revenue, Series A, 5.00%, 10/1/54	1,000,000	1,069,572
County of Broward FL Airport System Revenue, Private Airport & Marina Revenue, Series A, AMT, 4.00%, 10/1/44	100,000	93,118
Series A, AMT, 4.00%, 10/1/49	150,000	135,705
County of Broward Fl Port Facilities Revenue, Private Airport & Marina Revenue, Series B, 4.00%, 9/1/49	55,000	50,526
County of Broward FL Port Facilities Revenue, Private Airport & Marina Revenue, Series B, AMT, 4.00%, 9/1/44	500,000	471,493
County of Miami-Dade FL Aviation Revenue, Private Airport & Marina Revenue, Series A, AMT, 4.00%, 10/1/44	400,000	367,322
Series A, AMT, 5.00%, 10/1/44	1,000,000	1,029,710
Series A, AMT, 5.00%, 10/1/49	380,000	388,668
County of Miami-Dade FL Transit System, Sales Tax Revenue, Series A, 4.00%, 7/1/49	500,000	473,596
Series A, 4.00%, 7/1/50	90,000	85,368

See Notes to Financial Statements.	52

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Florida (Continued)
County of Miami-Dade Fl Water & Sewer System Revenue, Water Revenue, 4.00%, 10/1/51	$100,000	$91,396
County of Miami-Dade FL Water & Sewer System Revenue, Water Revenue, Series B, 4.00%, 10/1/44	475,000	463,169
4.00%, 10/1/46	255,000	243,392
4.00%, 10/1/48	400,000	378,155
4.00%, 10/1/48	40,000	37,816
Series B, 4.00%, 10/1/49	500,000	472,230
4.00%, 10/1/51	275,000	258,836
County of Miami-Dade Seaport Department, Private Airport & Marina Revenue, Series A, 5.25%, 10/1/52	300,000	316,362
County of Osceola Fl Transportation Revenue, Highway Revenue Tolls, Series A-1, 4.00%, 10/1/54	400,000	344,403
Greater Orlando Aviation Authority, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 10/1/44	165,000	171,007
Series A, AMT, 4.00%, 10/1/49	500,000	456,612
Series A, AMT, 4.00%, 10/1/52	300,000	275,413
Sub-Series A, AMT, 5.00%, 10/1/52	605,000	613,512
Series A, AMT, 3.25%, 10/1/54	250,000	186,292
Hillsborough County Aviation Authority, Private Airport & Marina Revenue, Series F, 5.00%, 10/1/48	195,000	204,165
Hillsborough County Aviation Authority, Private Airport & Marina Revenue, Series A, AMT, 4.00%, 10/1/52	500,000	459,021
Putnam County Development Authority, Electric, Power & Light Revenue, 5.00%, 3/15/42	40,000	41,551
State of Florida Department of Transportation Turnpike System Revenue, Highway Revenue Tolls, Series C, 3.00%, 7/1/46	200,000	158,559
Tampa-Hillsborough County Expressway Authority, Highway Revenue Tolls, Series B, 4.00%, 7/1/42	400,000	383,095

(Cost $11,987,669)		10,630,221

Georgia — 2.6%
City of Atlanta GA Department of Aviation, Private Airport & Marina Revenue, Series B, AMT, 4.00%, 7/1/49	200,000	182,735
Development Authority of Burke County, Electric, Power & Light Revenue, Series C, 4.125%, 11/1/45	25,000	22,386
Series D, 4.125%, 11/1/45	355,000	317,883
Georgia Ports Authority, Private Airport & Marina Revenue, 4.00%, 7/1/51	765,000	747,014

	Principal Amount	Value
Georgia (Continued)
Georgia Ports Authority, Private Airport & Marina Revenue, 4.00%, 7/1/52	$320,000	$312,138
Main Street Natural Gas, Inc., Natural Gas Revenue, Series A, 5.00%, 5/15/43	30,000	29,699
Municipal Electric Authority of Georgia, Nuclear Revenue, Series A, 5.00%, 1/1/62	500,000	515,842
Series A, 5.50%, 7/1/63	750,000	769,425

(Cost $3,001,078)		2,897,122

Hawaii — 0.8%
State of Hawaii Airports System Revenue, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 7/1/43	400,000	410,801
State of Hawaii Airports System Revenue, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 7/1/51	500,000	517,986

(Cost $972,945)		928,787

Illinois — 6.3%
Chicago O’hare International Airport, Private Airport & Marina Revenue, Series A, 5.00%, 1/1/48	200,000	204,476
Series A, AMT, 5.00%, 1/1/55	500,000	510,868
Chicago O’Hare International Airport, Private Airport & Marina Revenue, Series A, 5.00%, 1/1/35	250,000	276,134
Series A, AMT, 4.00%, 1/1/43	115,000	108,276
Series B, 5.00%, 1/1/48	1,285,000	1,334,927
Series B, 4.00%, 1/1/53	130,000	122,696
Series A, AMT, 4.375%, 1/1/53	25,000	23,484
Series B, 5.00%, 1/1/53	500,000	516,212
Chicago Transit Authority Sales Tax Receipts Fund, Sales Tax Revenue, Series A, 5.00%, 12/1/57	1,200,000	1,234,394
City of Chicago IL Waterworks Revenue, Water Revenue, Series A, 5.50%, 11/1/62	200,000	219,896
Illinois Finance Authority, Water Revenue, 4.00%, 7/1/38	25,000	25,033
Illinois State Toll Highway Authority, Highway Revenue Tolls, Series A, 5.00%, 1/1/41	30,000	32,788
Series A, 4.00%, 1/1/44	850,000	821,665
Series A, 5.00%, 1/1/44	800,000	842,993
Series A, 5.00%, 1/1/45	775,000	824,265

(Cost $7,604,100)		7,098,107

Louisiana — 0.3%
East Baton Rouge Sewerage Commission, Sewer Revenue, Series A, 4.00%, 2/1/45	245,000	236,470

See Notes to Financial Statements.	53

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Louisiana (Continued)
Jefferson Sales Tax District, Sales Tax Revenue, Series B, 4.00%, 12/1/42	$115,000	$112,028

(Cost $409,385)		348,498

Maine — 0.0%
Maine Turnpike Authority, Highway Revenue Tolls, 5.00%, 7/1/47 (Cost $45,482)	40,000	41,993

Maryland — 0.6%
Maryland State Transportation Authority, Highway Revenue Tolls, 4.00%, 7/1/50 (Cost $751,254)	650,000	622,349

Massachusetts — 1.7%
Commonwealth of Massachusetts, Hotel Occupancy Tax, 5.50%, 1/1/34	185,000	216,258
Massachusetts Bay Transportation Authority Sales Tax Revenue, Sales Tax Revenue, Series B-1, 5.00%, 7/1/50	35,000	36,764
Series A-1, 4.00%, 7/1/51	205,000	198,855
Massachusetts Port Authority, Private Airport & Marina Revenue, Series C, AMT, 5.00%, 7/1/44	400,000	413,636
Series E, AMT, 5.00%, 7/1/46	500,000	521,427
Series E, AMT, 5.00%, 7/1/51	505,000	523,236

(Cost $2,130,135)		1,910,176

Michigan — 1.3%
Lansing Board of Water & Light, Electric, Power & Light Revenue, Series A, 5.00%, 7/1/44	600,000	634,235
Series A, 5.00%, 7/1/48	90,000	94,759
State of Michigan Trunk Line Revenue, Fuel Sales Tax Revenue, Series B, 4.00%, 11/15/45	800,000	781,609

(Cost $1,676,437)		1,510,603

Nevada — 1.6%
City of Reno NV, Sales Tax Revenue, Series A, 4.00%, 6/1/58	145,000	126,001
County of Clark NV, Fuel Sales Tax Revenue, 4.00%, 7/1/40	500,000	496,608
County of Washoe NV, Fuel Sales Tax Revenue, 5.00%, 2/1/42	50,000	52,952
Las Vegas Convention & Visitors Authority, Hotel Occupancy Tax, Series B, 5.00%, 7/1/43	840,000	873,927
Series B, 4.00%, 7/1/49	290,000	266,727

(Cost $1,904,922)		1,816,215

	Principal Amount	Value
New Jersey — 1.6%
New Jersey Turnpike Authority, Highway Revenue Tolls, Series G, 4.00%, 1/1/35	$75,000	$76,636
Series G, 5.00%, 1/1/37	40,000	42,774
Series G, 4.00%, 1/1/43	700,000	692,590
Series A, 4.00%, 1/1/48	45,000	43,450
Series A, 5.00%, 1/1/48	740,000	780,417
Series B, 5.25%, 1/1/52	55,000	60,489
South Jersey Transportation Authority, Highway Revenue Tolls, Series A, 4.625%, 11/1/47	100,000	101,266

(Cost $1,854,360)		1,797,622

New York — 17.8%
Long Island Power Authority, Electric, Power & Light Revenue, 5.00%, 9/1/34	50,000	55,020
5.00%, 9/1/38	90,000	96,911
Metropolitan Transportation Authority, Transit Revenue, Series D, 5.00%, 11/15/32	25,000	26,540
Series C-1, 5.00%, 11/15/33	30,000	31,804
Series C-1, 5.00%, 11/15/34	50,000	52,800
Series C-1, 4.00%, 11/15/35	30,000	29,473
Series C-1, 4.00%, 11/15/37	155,000	150,756
Series C-1, 4.00%, 11/15/38	180,000	174,336
Series D, 4.00%, 11/15/42	430,000	404,656
Series A, Sub-Series A-2, 5.00%, 11/15/44	100,000	103,368
Series E, 4.00%, 11/15/45	1,000,000	927,490
Series C-1, 4.75%, 11/15/45	500,000	506,189
Sub-Series A, 5.00%, 11/15/45	75,000	76,841
Series D, 4.00%, 11/15/46	790,000	730,597
Series D-2, 4.00%, 11/15/48	630,000	576,351
Series A-1-GROUP 1, 5.00%, 11/15/48	600,000	613,161
Series D-3, 4.00%, 11/15/49	140,000	127,468
Series A-1, 4.00%, 11/15/50	35,000	33,503
Series D-3, 4.00%, 11/15/50	250,000	226,638
Series C-1, 5.00%, 11/15/50	700,000	714,813
Series A-1, 4.00%, 11/15/52	550,000	494,706
Series B, 5.00%, 11/15/52	115,000	117,489
Series C-1, 5.25%, 11/15/55	250,000	258,186
New York City Municipal Water Finance Authority, Water Revenue, Series FF, 5.00%, 6/15/39	35,000	37,494
Series EE-2, 4.00%, 6/15/40	30,000	30,137
Series AA, 5.00%, 6/15/40	95,000	103,235
Series FF, 5.00%, 6/15/40	100,000	106,802
Sub-Series EE-2, 5.00%, 6/15/40	535,000	578,188
4.00%, 6/15/42	400,000	400,008
Series AA-2, 4.00%, 6/15/42	100,000	100,002
Series BB2, 4.00%, 6/15/42	40,000	40,001
Series CC-2, 4.00%, 6/15/42	25,000	25,000
Series BB-1, 5.00%, 6/15/44	140,000	152,413
Series BB-1, 4.00%, 6/15/45	255,000	251,743
Series BB-1, 4.00%, 6/15/49	200,000	195,572
Series CC-1, 4.00%, 6/15/49	200,000	195,572
Series FF-1, 4.00%, 6/15/49	15,000	14,668

See Notes to Financial Statements.	54

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
New York (Continued)
Series BB-1, 5.00%, 6/15/49	$270,000	$287,954
Series DD-1, 5.00%, 6/15/49	400,000	421,439
Series DD-1, 5.25%, 6/15/49	70,000	74,944
Series BB-1, 4.00%, 6/15/50	285,000	277,806
Series GG-1, 4.00%, 6/15/50	305,000	297,301
Sub-Series DD-1, 4.00%, 6/15/50	600,000	584,854
Series AA-1, 5.00%, 6/15/50	140,000	149,722
Series AA-1, 3.00%, 6/15/51	300,000	222,746
Series CC-1, 5.00%, 6/15/51	250,000	268,058
Series CC-1, 5.00%, 6/15/52	100,000	107,499
New York Power Authority, Electric, Power & Light Revenue, Series A, 4.00%, 11/15/45	35,000	34,649
Series A, 4.00%, 11/15/47	115,000	110,913
Series A, 4.00%, 11/15/50	75,000	73,331
Series A, 4.00%, 11/15/55	500,000	479,892
Series A, 3.25%, 11/15/60	1,150,000	886,958
Series A, 4.00%, 11/15/60	675,000	640,010
New York State Environmental Facilities Corp., Water Revenue, Series A, 5.00%, 6/15/51	500,000	546,228
Port Authority of New York & New Jersey, Private Airport & Marina Revenue, Series 224, 4.00%, 7/15/51	15,000	14,478
Triborough Bridge & Tunnel Authority Sales Tax Revenue, Sales Tax Revenue, Series A, 4.00%, 5/15/57	1,000,000	945,163
Series A, 4.25%, 5/15/58	600,000	590,444
Series A, 4.50%, 5/15/63	450,000	450,390
Triborough Bridge & Tunnel Authority, Fuel Sales Tax Revenue, Series D-2, 5.50%, 5/15/52	300,000	338,499
Triborough Bridge & Tunnel Authority, Miscellaneous Taxes, Series C-1A, 4.00%, 5/15/46	600,000	576,061
Series C-3, 3.00%, 5/15/51	600,000	447,811
Series A-1, 5.00%, 5/15/51	2,000,000	2,138,953
Series C-1A, 5.00%, 5/15/51	225,000	241,461

(Cost $22,247,936)		19,967,495

North Carolina — 0.2%
County of Union NC Enterprise System Revenue, Water Revenue, 3.00%, 6/1/51 (Cost $241,524)	300,000	227,498

Ohio — 0.6%
Franklin County Convention Facilities Authority, Industrial Revenue, 5.00%, 12/1/51	100,000	91,609
Northeast Ohio Regional Sewer District, Sewer Revenue, 4.00%, 11/15/43	60,000	57,722
Ohio Turnpike & Infrastructure Commission, Highway Revenue Tolls, Series A, 4.00%, 2/15/46	10,000	9,604
Series A, 5.00%, 2/15/46	275,000	298,096

	Principal Amount	Value
Ohio (Continued)
Ohio Water Development Authority, Intergovernmental, 5.00%, 6/1/46	$225,000	$246,772

(Cost $796,553)		703,803

Oregon — 0.8%
Port of Portland OR Airport Revenue, Private Airport & Marina Revenue, Series 25B, AMT, 5.00%, 7/1/44	315,000	324,382
Series 28, AMT, 4.00%, 7/1/47	500,000	462,875
State of Oregon Department of Transportation, Fuel Sales Tax Revenue, Series A, 4.00%, 11/15/42	60,000	60,156

(Cost $883,732)		847,413

Pennsylvania — 6.8%
Allegheny County Airport Authority, Private Airport & Marina Revenue, Series A, AMT, 4.00%, 1/1/46	700,000	653,085
Series A, AMT, 5.00%, 1/1/51	500,000	515,168
Series A, AMT, 4.00%, 1/1/56	500,000	450,457
Chester County Industrial Development Authority, Recreational Revenue, 4.00%, 12/1/51	245,000	231,997
City of Philadelphia PA Water & Wastewater, Water Revenue, Series A, 5.00%, 10/1/43	25,000	26,298
Series A, 5.00%, 11/1/45	515,000	542,727
Series A, 5.00%, 10/1/48	35,000	36,423
Series A, 5.00%, 11/1/50	500,000	524,062
Pennsylvania Turnpike Commission, Fran. Tax & Bus. LIC Fees, Series B, 5.00%, 12/1/43	115,000	120,508
Series A, 5.25%, 12/1/44	565,000	602,554
Series A, 5.00%, 12/1/48	480,000	501,531
Pennsylvania Turnpike Commission, Highway Revenue Tolls, Series A, 5.00%, 12/1/44	230,000	241,500
Series A, 4.00%, 12/1/46	20,000	19,129
Series B, 4.00%, 12/1/46	390,000	373,012
Series C, 5.00%, 12/1/46	45,000	47,701
Series A, 5.00%, 12/1/47	55,000	58,662
Sub-Series A, 4.00%, 12/1/49	285,000	274,154
Series A, 5.00%, 12/1/49	15,000	15,676
Series A, 4.00%, 12/1/50	255,000	237,179
Series B, 5.00%, 12/1/50	1,705,000	1,792,371
Series A, 4.00%, 12/1/51	65,000	61,755
Series B, 4.00%, 12/1/51	300,000	276,701
Series B, 5.00%, 12/1/51	15,000	15,795

(Cost $8,515,539)		7,618,445

South Carolina — 1.0%
South Carolina Ports Authority, Private Airport & Marina Revenue, Series B, 4.00%, 7/1/49	200,000	179,405
South Carolina Public Service Authority, Electric, Power & Light Revenue, Series A, 4.00%, 12/1/42	475,000	448,065
Series A, 4.00%, 12/1/52	600,000	543,620

(Cost $1,265,581)		1,171,090

See Notes to Financial Statements.	55

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Tennessee — 2.0%
Metropolitan Government of Nashville & Davidson County TN Electric Revenue, Electric, Power & Light Revenue, Series A, 5.00%, 5/15/46	$245,000	$266,512
Metropolitan Nashville Airport Authority, Private Airport & Marina Revenue, Series B, AMT, 5.00%, 7/1/49	125,000	128,981
Series B, AMT, 4.00%, 7/1/54	550,000	500,872
Series A, 5.00%, 7/1/54	805,000	851,702
Series B, AMT, 5.00%, 7/1/54	500,000	512,290

(Cost $2,516,280)		2,260,357

Texas — 6.3%
Central Texas Regional Mobility Authority, Highway Revenue Tolls, Series E, 5.00%, 1/1/45	100,000	104,564
Series B, 5.00%, 1/1/46	300,000	315,147
Series B, 4.00%, 1/1/51	50,000	45,686
City of Austin TX Electric Utility Revenue, Electric, Power & Light Revenue, Series B, 5.00%, 11/15/44	125,000	133,325
Series B, 5.00%, 11/15/49	125,000	132,558
City of Austin TX Water & Wastewater System Revenue, Water Revenue, Series C, 5.00%, 11/15/50	305,000	324,761
City of Dallas TX Waterworks & Sewer System Revenue, Water Revenue, Series C, 4.00%, 10/1/49	110,000	107,892
City of Georgetown TX Utility System Revenue, Multiple Utility Revenue, 4.25%, 8/15/47	500,000	494,688
City of Houston TX Airport System Revenue, Private Airport & Marina Revenue, Sub-Series A, AMT, 4.00%, 7/1/46	575,000	535,187
City of Houston TX Combined Utility System, Water Revenue, Series C, 4.00%, 11/15/43	165,000	161,599
Series D, 5.00%, 11/15/43	30,000	31,802
Series C, 3.00%, 11/15/47	145,000	109,849
Series C, 4.00%, 11/15/49	55,000	53,087
City of Lubbock TX Electric Light & Power System Revenue, Electric, Power & Light Revenue, 4.00%, 4/15/51	400,000	372,044
City of San Antonio TX Electric & Gas Systems Revenue, Electric, Power & Light Revenue, Series A, 5.00%, 2/1/46	10,000	10,671
Dallas Fort Worth International Airport, Private Airport & Marina Revenue, 4.00%, 11/1/34	60,000	62,290
4.00%, 11/1/35	85,000	87,702
Harris County Toll Road Authority, Highway Revenue Tolls, Series A, 4.00%, 8/15/48	555,000	524,115
4.00%, 8/15/50	670,000	629,109

	Principal Amount	Value
Texas (Continued)
Harris County-Houston Sports Authority, Hotel Occupancy Tax, Series A, 3.125%, 11/15/56	$110,000	$80,631
Lower Colorado River Authority, Intergovernmental, 5.00%, 5/15/47	250,000	265,510
North Fort Bend Water Authority, Water Revenue, Series A, 4.00%, 12/15/58	25,000	22,207
North Texas Tollway Authority, Highway Revenue Tolls, Series A, 4.00%, 1/1/37	25,000	25,193
Series A, 5.00%, 1/1/38	65,000	69,260
Series A, 5.00%, 1/1/43	385,000	402,591
Series A, 5.00%, 1/1/48	500,000	519,857
4.25%, 1/1/49	30,000	29,069
Series B, 3.00%, 1/1/51	250,000	182,815
San Antonio Water System, Water Revenue, Series A, 5.00%, 5/15/46	25,000	26,874
Series A, 4.00%, 5/15/51	335,000	308,438
Texas Water Development Board, Water Revenue, 4.00%, 10/15/45	320,000	315,490
4.00%, 4/15/51	525,000	515,792
West Harris County Regional Water Authority, Water Revenue, 3.00%, 12/15/58	85,000	57,189

(Cost $8,091,428)		7,056,992

Utah — 2.5%
City of Salt Lake City UT Airport Revenue, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 7/1/43	400,000	410,435
Series A, AMT, 5.00%, 7/1/48	1,000,000	1,019,681
Series A, AMT, 5.25%, 7/1/48	225,000	231,953
Intermountain Power Agency, Electric, Power & Light Revenue, Series A, 5.00%, 7/1/42	1,000,000	1,093,748

(Cost $2,828,275)		2,755,817

Virginia — 1.3%
Hampton Roads Transportation Accountability Commission, Appropriations, Series A, 4.00%, 7/1/45	275,000	267,549
Series A, 5.00%, 7/1/50	40,000	42,938
Series A, 4.00%, 7/1/55	700,000	671,117
Series A, 5.00%, 7/1/60	500,000	535,682

(Cost $1,774,126)		1,517,286

Washington — 2.3%
Central Puget Sound Regional Transit Authority, Sales Tax Revenue, Series S-1, 4.00%, 11/1/40	20,000	19,989
Series S-1, 4.00%, 11/1/46	700,000	677,778
County of King WA Sewer Revenue, Sewer Revenue, Series A, 4.00%, 1/1/52	500,000	473,392

See Notes to Financial Statements.	56

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2023

	Principal Amount	Value
Washington (Continued)
Energy Northwest, Nuclear Revenue, Series A, 5.00%, 7/1/38	$300,000	$327,205
Port of Seattle WA, Private Airport & Marina Revenue, AMT, 5.00%, 4/1/44	500,000	519,286
Series B, AMT, 5.00%, 8/1/47	500,000	520,926

(Cost $2,778,829)		2,538,576

West Virginia — 0.2%
West Virginia Parkways Authority, Highway Revenue Tolls, 5.00%, 6/1/47 (Cost $314,683)	250,000	271,630

	Principal Amount	Value
Wisconsin — 0.2%
Wisconsin Health & Educational Facilities Authority, Electric, Power & Light Revenue, 5.00%, 4/1/44 (Cost $267,593)	$245,000	$257,182

TOTAL MUNICIPAL BONDS
(Cost $122,800,563)		110,658,638

TOTAL INVESTMENTS — 98.5% (Cost $122,800,563)		$110,658,638
Other assets and liabilities, net — 1.5%		1,651,766

NET ASSETS — 100.0%		$112,310,404

AMT:	Alternative Minimum Tax

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds (a)	$—	$110,658,638	$—	$110,658,638

TOTAL	$—	$110,658,638	$—	$110,658,638

(a)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	57

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

May 31, 2023

	Number of Shares	Value
COMMON STOCKS — 97.3%
Australia — 7.9%
BHP Group Ltd.	13,590	$369,556
Coles Group Ltd.	3,496	40,679
Fortescue Metals Group Ltd.	4,568	56,818
Medibank Pvt Ltd.	7,029	16,239
Rio Tinto Ltd.	1,000	69,245
Santos Ltd.	8,889	41,936
Wesfarmers Ltd.	3,049	94,061
Woodside Energy Group Ltd.	5,096	113,117

(Cost $926,370)		801,651

Austria — 0.2%
OMV AG (Cost $20,462)	386	17,152

Belgium — 0.2%
Ageas SA/NV (a) (Cost $21,248)	423	16,834

Brazil — 2.1%
Ambev SA	12,517	35,216
B3 SA — Brasil Bolsa Balcao	15,603	40,577
BB Seguridade Participacoes SA	1,870	11,293
Engie Brasil Energia SA	565	4,636
TIM SA	2,424	6,607
Vale SA	9,122	113,644

(Cost $230,303)		211,973

Canada — 3.9%
BCE, Inc.	183	8,245
Brookfield Asset Management Ltd., Class A	937	28,607
Canadian Tire Corp. Ltd., Class A	135	16,194
Great-West Lifeco, Inc.	741	20,949
IGM Financial, Inc.	242	7,100
Lundin Mining Corp.	1,715	11,973
Manulife Financial Corp.	4,975	92,048
Quebecor, Inc., Class B	432	10,288
Sun Life Financial, Inc. (a)	1,576	76,232
Suncor Energy, Inc.	3,567	99,796
TELUS Corp.	1,280	24,220

(Cost $396,578)		395,652

Cayman Islands — 0.1%
Parade Technologies Ltd. (Cost $6,871)	209	6,938

Chile — 0.2%
Antofagasta PLC	1,018	16,875
Cia Sud Americana de Vapores SA	46,532	3,404

(Cost $25,102)		20,279

China — 6.1%
Anhui Conch Cement Co. Ltd., Class A	500	1,758
Baoshan Iron & Steel Co. Ltd., Class A	3,600	2,971
China Coal Energy Co. Ltd., Class H	5,027	3,802
China Communications Services Corp. Ltd., Class H	6,134	2,915
China Conch Venture Holdings Ltd.	4,169	5,240
China Construction Bank Corp., Class A	1,500	1,347

	Number of Shares	Value
China (Continued)
China Construction Bank Corp., Class H	258,074	$165,165
China Feihe Ltd., 144A	10,000	5,812
China Hongqiao Group Ltd.	5,933	4,214
China Lesso Group Holdings Ltd.	2,634	1,740
China Merchants Bank Co. Ltd., Class A	3,200	14,505
China Merchants Bank Co. Ltd., Class H	10,586	49,223
China Pacific Insurance Group Co. Ltd., Class A	1,200	4,690
China Pacific Insurance Group Co. Ltd., Class H	7,200	18,211
China Petroleum & Chemical Corp., Class H	66,655	41,977
China Railway Group Ltd., Class H	11,350	7,481
China Shenhua Energy Co. Ltd., Class A	1,156	4,580
China Shenhua Energy Co. Ltd., Class H	8,945	28,281
China State Construction Engineering Corp. Ltd., Class A	7,000	5,796
China Vanke Co. Ltd., Class A	900	1,799
China Vanke Co. Ltd., Class H	6,895	9,107
COSCO SHIPPING Holdings Co. Ltd., Class A	2,000	2,930
COSCO SHIPPING Holdings Co. Ltd., Class H	8,151	7,185
CRRC Corp. Ltd., Class H	10,902	6,754
Daan Gene Co. Ltd., Class A (b)	400	687
Daqin Railway Co. Ltd., Class A	2,300	2,466
Gree Electric Appliances, Inc. of Zhuhai, Class A	400	1,851
Guanghui Energy Co. Ltd., Class A	1,300	1,325
Henan Shuanghui Investment & Development Co. Ltd., Class A	600	2,070
Hengli Petrochemical Co. Ltd., Class A	944	2,092
Huaibei Mining Holdings Co. Ltd., Class A	600	1,102
Huaxin Cement Co. Ltd., Class A	459	819
Hunan Valin Steel Co. Ltd., Class A	1,600	1,091
Industrial & Commercial Bank of China Ltd., Class A	9,500	6,439
Industrial & Commercial Bank of China Ltd., Class H	152,046	81,381
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	1,253	772
Jiangsu Expressway Co. Ltd., Class H	2,966	2,868
Jiangxi Copper Co. Ltd., Class H	3,278	4,933
LB Group Co. Ltd., Class A	500	1,101
Lenovo Group Ltd.	19,695	18,517
Livzon Pharmaceutical Group, Inc., Class A (b)	107	588
New China Life Insurance Co. Ltd., Class A	300	1,549
New China Life Insurance Co. Ltd., Class H	2,455	6,351
People’s Insurance Co. Group of China Ltd., Class H	21,542	8,145
PICC Property & Casualty Co. Ltd., Class H	18,026	21,484
Pingdingshan Tianan Coal Mining Co. Ltd., Class A	600	673

See Notes to Financial Statements.	58

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
China (Continued)
Postal Savings Bank of China Co. Ltd., Class A	4,926	$3,553
Postal Savings Bank of China Co. Ltd., Class H, 144A	22,487	14,133
Qifu Technology, Inc., ADR	279	3,836
Shaanxi Coal Industry Co. Ltd., Class A	1,800	4,234
Shanxi Coking Coal Energy Group Co. Ltd., Class A	700	968
Sinopharm Group Co. Ltd., Class H	3,378	11,068
Topsports International Holdings Ltd., 144A	5,059	3,929
Uni-President China Holdings Ltd. (b)	3,016	2,620
Yankuang Energy Group Co. Ltd., Class A	400	1,523
Yankuang Energy Group Co. Ltd., Class H (a)	3,937	9,978
Youngor Group Co. Ltd., Class A	1,100	1,061
Zangge Mining Co. Ltd., Class A	300	967
Zhejiang NHU Co. Ltd., Class A (b)	700	1,483
Zhuzhou Kibing Group Co. Ltd., Class A (b)	800	907

(Cost $768,142)		626,047

Cyprus — 0.0%
Polymetal International PLC (b)(c) (Cost $33,157)	1,987	0

Czech Republic — 0.3%
CEZ AS	421	18,856
Komercni Banka AS	207	6,142
Moneta Money Bank AS, 144A	933	3,314

(Cost $23,777)		28,312

Denmark — 0.4%
A.P. Moller — Maersk A/S, Class A	9	15,062
A.P. Moller — Maersk A/S, Class B	13	21,802

(Cost $62,584)		36,864

Egypt — 0.0%
Eastern Co. SAE (Cost $2,753)	2,931	1,809

Finland — 1.6%
Elisa OYJ	369	20,614
Fortum OYJ	1,203	15,942
Kesko OYJ, Class B	733	13,820
Kone OYJ, Class B	915	46,306
Stora Enso OYJ, Class R	1,555	19,636
UPM-Kymmene OYJ	1,444	43,212

(Cost $172,891)		159,530

France — 9.7%
Amundi SA, 144A (a)	155	8,692
AXA SA	4,925	138,693
Bouygues SA	590	18,845
Cie Generale des Etablissements Michelin SCA	1,832	51,874
Danone SA	1,735	102,362
Sanofi (a)	3,041	307,602
TotalEnergies SE	6,341	358,828

(Cost $1,012,760)		986,896

	Number of Shares	Value
Germany — 4.6%
Allianz SE	1,082	$230,681
Bayerische Motoren Werke AG	889	96,596
Deutsche Post AG	2,700	121,040
Evonik Industries AG (b)	550	10,991
Wacker Chemie AG	49	6,488

(Cost $468,409)		465,796

Greece — 0.2%
Hellenic Telecommunications Organization SA	516	7,877
JUMBO SA	340	7,866
OPAP SA	512	8,723

(Cost $22,930)		24,466

Hong Kong — 2.9%
Beijing Enterprises Holdings Ltd.	1,330	5,139
Bosideng International Holdings Ltd.	8,446	3,506
China Everbright Environment Group Ltd.	9,888	3,865
China Gas Holdings Ltd.	7,380	8,372
China Medical System Holdings Ltd.	3,469	4,875
China Merchants Port Holdings Co. Ltd.	3,566	5,175
China Overseas Land & Investment Ltd.	10,015	20,316
China Resources Gas Group Ltd.	2,361	7,766
China Resources Land Ltd.	8,498	31,807
China State Construction International Holdings Ltd.	5,170	5,845
China Taiping Insurance Holdings Co. Ltd.	3,936	4,103
CK Asset Holdings Ltd.	5,195	28,005
CK Infrastructure Holdings Ltd.	1,651	9,132
Guangdong Investment Ltd.	7,997	6,814
Hang Lung Properties Ltd.	5,139	8,140
Henderson Land Development Co. Ltd.	3,929	12,472
HKT Trust & HKT Ltd. (d)	9,898	12,644
Kingboard Holdings Ltd.	1,732	4,668
Kingboard Laminates Holdings Ltd.	2,763	2,527
Orient Overseas International Ltd. (a)	360	4,389
Power Assets Holdings Ltd.	3,631	19,551
Sino Land Co. Ltd.	9,321	12,121
Sun Hung Kai Properties Ltd.	3,930	50,052
Swire Properties Ltd.	3,065	7,306
Want Want China Holdings Ltd.	12,284	8,223
Xinyi Glass Holdings Ltd.	4,718	6,979
Yuexiu Property Co. Ltd. (a)	5,023	5,441

(Cost $382,987)		299,233

Hungary — 0.1%
Richter Gedeon Nyrt
(Cost $9,586)	382	9,583

India — 1.9%
Coal India Ltd.	4,026	11,740
GAIL India Ltd.	5,914	7,492
HCL Technologies Ltd.	2,602	36,015
Hero MotoCorp Ltd.	290	9,674
Indian Oil Corp. Ltd.	7,526	8,187
NTPC Ltd.	11,754	24,700
Oil & Natural Gas Corp. Ltd.	8,482	15,881
Petronet LNG Ltd.	2,143	5,850

See Notes to Financial Statements.	59

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
India (Continued)
Power Grid Corp. of India Ltd.	9,607	$27,155
Tata Steel Ltd.	18,912	24,185
Tech Mahindra Ltd.	1,435	19,349

(Cost $174,289)		190,228

Indonesia — 1.4%
PT Adaro Energy Indonesia Tbk	36,118	4,915
PT Astra International Tbk	52,469	22,577
PT Bank Mandiri Persero Tbk	97,152	32,730
PT Bank Rakyat Indonesia Persero Tbk	183,702	68,321
PT Indofood Sukses Makmur Tbk	11,419	5,409
PT United Tractors Tbk	4,550	6,746

(Cost $105,866)		140,698

Israel — 0.4%
Bank Leumi Le-Israel BM	4,048	28,342
ICL Group Ltd.	2,102	11,436

(Cost $56,528)		39,778

Italy — 1.1%
Assicurazioni Generali SpA	2,723	51,426
Snam SpA	5,486	28,600
Terna — Rete Elettrica Nazionale	3,678	30,710

(Cost $106,189)		110,736

Japan — 6.2%
AGC, Inc. (a)	550	20,037
Aisin Corp.	400	11,481
Asahi Kasei Corp.	3,300	22,403
Daiwa House Industry Co. Ltd.	1,600	41,708
Iida Group Holdings Co. Ltd.	400	6,596
Isuzu Motors Ltd.	1,600	18,598
Japan Tobacco, Inc.	3,200	69,628
Mitsui Chemicals, Inc.	500	12,615
Mitsui OSK Lines Ltd. (a)	900	20,452
MS&AD Insurance Group Holdings, Inc.	1,178	40,454
Nippon Yusen KK	1,269	26,999
Nomura Real Estate Holdings, Inc.	300	7,247
Obayashi Corp.	1,700	13,677
Sekisui House Ltd.	1,675	32,651
SoftBank Corp.	7,700	81,869
Sompo Holdings, Inc.	848	34,536
SUMCO Corp.	900	12,825
Sumitomo Metal Mining Co. Ltd.	650	19,679
Tokio Marine Holdings, Inc.	4,820	108,464
Tosoh Corp.	700	8,041
Yamaha Motor Co. Ltd.	800	19,697

(Cost $624,366)		629,657

Kuwait — 0.1%
Mobile Telecommunications Co. KSCP
(Cost $11,182)	5,865	9,910

Malaysia — 1.0%
Inari Amertron Bhd	7,300	3,986
Kuala Lumpur Kepong Bhd	1,200	5,429
Malayan Banking Bhd	14,711	27,570
MISC Bhd	3,500	5,536
Petronas Chemicals Group Bhd	7,700	10,944

	Number of Shares	Value
Malaysia (Continued)
Petronas Gas Bhd	2,100	$7,616
Public Bank Bhd	38,200	31,533
RHB Bank Bhd	3,931	4,556
Sime Darby Bhd	7,500	3,364

(Cost $104,121)		100,534

Mexico — 1.0%
Arca Continental SAB de CV	1,419	14,290
Banco del Bajio SA, 144A	2,082	6,496
Coca-Cola Femsa SAB de CV	1,468	12,011
Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,030	18,153
Grupo Mexico SAB de CV, Series B	8,494	37,552
Kimberly-Clark de Mexico SAB de CV, Class A	3,767	7,632
Orbia Advance Corp. SAB de CV	2,594	5,364
Promotora y Operadora de Infraestructura SAB de CV	525	5,049

(Cost $88,399)		106,547

Netherlands — 2.1%
Koninklijke Ahold Delhaize NV	2,619	82,814
NN Group NV	673	24,194
OCI NV	274	6,073
Randstad NV	310	15,156
Stellantis NV	6,020	91,019

(Cost $229,288)		219,256

New Zealand — 0.1%
Spark New Zealand Ltd. (Cost $14,433)	4,796	14,832

Norway — 0.8%
Aker BP ASA	850	18,399
Gjensidige Forsikring ASA	526	8,804
Orkla ASA	2,021	14,485
Salmar ASA	195	8,557
Telenor ASA	1,892	19,356
Yara International ASA (a)	431	16,021

(Cost $111,913)		85,622

Philippines — 0.2%
International Container Terminal Services, Inc.	2,730	9,479
Manila Electric Co.	760	4,425
Metropolitan Bank & Trust Co.	4,810	4,934

(Cost $18,848)		18,838

Poland — 0.2%
Cyfrowy Polsat SA	565	2,052
Polski Koncern Naftowy ORLEN SA (a)	1,553	21,977

(Cost $29,494)		24,029

Qatar — 0.4%
Dukhan Bank	5,044	5,425
Industries Qatar QSC	3,942	12,974
Mesaieed Petrochemical Holding Co.	11,780	6,372
Qatar Electricity & Water Co. QSC	1,214	5,703
Qatar Fuel QSC	1,620	7,059

(Cost $46,792)		37,533

See Notes to Financial Statements.	60

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Russia — 0.0%
Alrosa PJSC* (c)	14,479	$0
Inter RAO UES PJSC* (c)	188,952	0
LUKOIL PJSC* (c)	2,350	0
MMC Norilsk Nickel PJSC* (c)	361	0
Mobile TeleSystems PJSC, ADR* (c)	2,615	0
Novolipetsk Steel PJSC* (c)	8,593	0
PhosAgro PJSC* (c)	258	0
PhosAgro PJSC, GDR* (c)	2	0
PhosAgro PJSC, GDR* (c)	4	0
Polyus PJSC* (c)	192	0
Severstal PAO* (c)	1,174	0
Tatneft PJSC* (c)	7,791	0

(Cost $520,076)		0

Saudi Arabia — 0.9%
Advanced Petrochemical Co.	355	4,136
Jarir Marketing Co.	1,500	7,039
SABIC Agri-Nutrients Co.	626	20,862
Saudi Telecom Co.	5,367	61,886

(Cost $92,545)		93,923

Singapore — 1.9%
Jardine Cycle & Carriage Ltd.	300	7,159
Oversea-Chinese Banking Corp. Ltd.	9,108	82,485
Singapore Exchange Ltd.	2,441	16,719
Singapore Technologies Engineering Ltd.	4,000	10,806
United Overseas Bank Ltd.	3,400	70,141
Venture Corp. Ltd.	700	7,838

(Cost $184,605)		195,148

South Africa — 1.5%
African Rainbow Minerals Ltd.	318	3,310
Anglo American Platinum Ltd.	181	10,374
Exxaro Resources Ltd.	615	4,971
FirstRand Ltd.	13,650	41,516
Impala Platinum Holdings Ltd.	2,221	17,751
Kumba Iron Ore Ltd.	162	3,544
Mr Price Group Ltd.	653	4,088
Nedbank Group Ltd.	1,277	13,415
Sanlam Ltd.	4,700	12,310
Standard Bank Group Ltd.	3,633	27,782
Vodacom Group Ltd.	1,655	9,218

(Cost $205,797)		148,279

South Korea — 1.6%
DB Insurance Co. Ltd.	116	6,468
Kia Corp.	697	45,110
Korea Zinc Co. Ltd.	22	7,965
KT Corp.	190	4,516
KT&G Corp.	286	18,014
Kumho Petrochemical Co. Ltd.	41	3,920
LG Uplus Corp.	580	4,912
POSCO Holdings, Inc.	194	52,620
Samsung Fire & Marine Insurance Co. Ltd.	79	13,422
Samsung Life Insurance Co. Ltd.	216	10,790

(Cost $158,245)		167,737

	Number of Shares	Value
Spain — 2.7%
Endesa SA	831	$17,922
Iberdrola SA	15,647	190,167
Red Electrica Corp. SA	1,064	17,974
Repsol SA	3,588	48,541

(Cost $197,835)		274,604

Sweden — 1.4%
Boliden AB	718	21,800
Boliden AB*	718	757
Skanska AB, Class B	935	12,285
SKF AB, Class B	903	14,262
Tele2 AB, Class B	1,474	13,354
Volvo AB, Class A	550	10,572
Volvo AB, Class B	4,060	74,701

(Cost $164,053)		147,731

Switzerland — 12.0%
Adecco Group AG	437	12,984
Baloise Holding AG	125	19,130
Glencore PLC	28,651	146,106
Helvetia Holding AG	100	14,144
Holcim AG (b)	1,487	91,320
Kuehne + Nagel International AG	148	41,948
Novartis AG	5,191	494,938
Partners Group Holding AG	61	54,771
SGS SA	401	35,461
Swiss Re AG	810	80,827
Swisscom AG	68	42,906
Zurich Insurance Group AG	403	187,801

(Cost $1,177,306)		1,222,336

Taiwan — 7.5%
Acer, Inc.	8,095	8,127
ASE Technology Holding Co. Ltd.	8,283	30,056
Asia Cement Corp.	6,100	8,725
Asustek Computer, Inc.	1,923	19,088
Cathay Financial Holding Co. Ltd.	25,758	37,136
Compal Electronics, Inc.	10,834	9,819
CTBC Financial Holding Co. Ltd.	46,509	36,780
Formosa Plastics Corp.	10,399	31,846
Fubon Financial Holding Co. Ltd.	19,746	39,071
Giant Manufacturing Co. Ltd.	859	5,759
Hon Hai Precision Industry Co. Ltd.	33,526	116,200
Largan Precision Co. Ltd.	273	20,124
Lite-On Technology Corp.	5,462	15,820
MediaTek, Inc.	4,021	99,323
Micro-Star International Co. Ltd.	1,752	9,465
Nan Ya Plastics Corp.	12,914	32,655
Nien Made Enterprise Co. Ltd.	541	6,206
Novatek Microelectronics Corp.	1,550	21,464
Pegatron Corp.	5,396	13,223
Quanta Computer, Inc.	7,159	27,143
Realtek Semiconductor Corp.	1,206	14,993
Shanghai Commercial & Savings Bank Ltd.	9,786	14,379
Shin Kong Financial Holding Co. Ltd.	33,815	9,486
SinoPac Financial Holdings Co. Ltd.	28,790	16,209
Synnex Technology International Corp.	3,738	7,773

See Notes to Financial Statements.	61

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Taiwan (Continued)
Taishin Financial Holding Co. Ltd.	28,280	$16,888
United Microelectronics Corp.	30,021	50,609
Vanguard International Semiconductor Corp.	2,532	7,655
WPG Holdings Ltd.	3,911	6,771
Yuanta Financial Holding Co. Ltd.	26,344	20,448
Zhen Ding Technology Holding Ltd.	1,771	6,686

(Cost $722,933)		759,927

Thailand — 0.3%
Intouch Holdings PCL, NVDR	3,100	6,659
PTT Exploration & Production PCL, NVDR	3,500	14,030
SCB X PCL, NVDR	2,300	6,840
Srisawad Corp. PCL, NVDR	1,900	3,044

(Cost $28,790)		30,573

Turkey — 0.2%
Akbank TAS	8,378	6,395
Haci Omer Sabanci Holding AS	2,760	5,147
Turkiye Is Bankasi AS, Class C	9,410	5,069
Yapi ve Kredi Bankasi AS	7,973	3,929

(Cost $20,545)		20,540

United Arab Emirates — 0.7%
Abu Dhabi Islamic Bank PJSC	3,824	10,411
Abu Dhabi National Oil Co. for Distribution PJSC	8,386	9,452
Emaar Properties PJSC	17,853	29,893
Emirates NBD Bank PJSC	4,918	18,277

(Cost $60,032)		68,033

United Kingdom — 9.1%
Admiral Group PLC	569	16,396
Anglo American PLC	3,410	93,973
Hargreaves Lansdown PLC	923	9,177
Imperial Brands PLC	2,379	49,978
Kingfisher PLC	5,029	14,398
National Grid PLC	9,862	135,186
Rio Tinto PLC	3,016	178,753
Schroders PLC	2,316	13,078
St James’s Place PLC	1,423	19,665
Tesco PLC	19,818	64,059
Unilever PLC	6,769	338,013

(Cost $1,099,813)		932,676

United States — 0.1%
Southern Copper Corp.
(Cost $12,854)	219	14,623

TOTAL COMMON STOCKS
(Cost $10,954,047)		9,913,343

PREFERRED STOCKS — 0.6%
Brazil — 0.2%
Cia Energetica de Minas Gerais	3,555	8,121
Gerdau SA	3,186	14,910

(Cost $20,981)		23,031

	Number of Shares	Value
Germany — 0.4%
Bayerische Motoren Werke AG	155	$15,888
Porsche Automobil Holding SE (b)	421	23,294

(Cost $38,357)		39,182

TOTAL PREFERRED STOCKS (Cost $59,338)		62,213

EXCHANGE-TRADED FUNDS — 0.7%
WisdomTree Emerging Markets High Dividend Fund (a)	500	18,650
Xtrackers MSCI EAFE High Dividend Yield Equity ETF (a)(e)	2,250	50,737

(Cost $68,768)		69,387

SECURITIES LENDING COLLATERAL — 5.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (f)(g) (Cost $595,473)	595,473	595,473

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 5.04% (f) (Cost $1,070)	1,070	1,070

TOTAL INVESTMENTS — 104.4% (Cost $11,678,696)		$10,641,486
Other assets and liabilities, net — (4.4%)		(449,264)

NET ASSETS — 100.0%		$10,192,222

See Notes to Financial Statements.	62

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2023

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
EXCHANGE-TRADED FUNDS — 0.5%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF(e)
5,858	222,356		(169,218)	(8,476)	217	1,216	—	2,250	50,737

SECURITIES LENDING COLLATERAL — 5.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (f)(g)
403,253	192,220	(h)	—	—	—	4,199	—	595,473	595,473

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 5.04% (f)
89,424	1,040,459		(1,128,813)	—	—	450	—	1,070	1,070

498,535	1,455,035		(1,298,031)	(8,476)	217	5,865	—	598,793	647,280

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2023 amounted to $519,075, which is 5.1% of net assets.

(b)	Company declared its annual dividend during the 12-month period ended May, 31 2023, the scheduled payment date was subsequent to May, 31 2023.
(c)	Investment was valued using significant unobservable inputs.
(d)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(e)	Affiliated fund advised by DBX Advisors LLC.
(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(g)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $75,041.

(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

ADR:	American Depositary Receipt
GDR:	Global Depositary Receipt
KSCP:	Kuwait Shareholding Company Public
NVDR:	Non Voting Depositary Receipt
PJSC:	Public Joint Stock Company
QSC:	Qatari Shareholders Company
SAE:	Societe Anonyme Egyptienne
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2023, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
EURO STOXX 50 Futures	EUR	2	$86,105	$89,915	6/16/2023	$3,810
MINI TOPIX Index Futures	JPY	3	43,982	45,650	6/08/2023	1,668

Total unrealized appreciation						$5,478

For information on the Fund’s policy and additional disclosures regarding open futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

EUR	Euro
JPY	Japanese Yen

See Notes to Financial Statements.	63

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2023

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$9,913,343	$—	$0	$9,913,343
Preferred Stocks (a)	62,213	—	—	62,213
Exchange-Traded Funds	69,387	—	—	69,387
Short-Term Investments (a)	596,543	—	—	596,543
Derivatives (b)
Futures Contracts	5,478	—	—	5,478

TOTAL	$10,646,964	$—	$0	$10,646,964

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

See Notes to Financial Statements.	64

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE High Dividend Yield Equity ETF

May 31, 2023

	Number of Shares	Value
COMMON STOCKS — 97.2%
Australia — 11.7%
BHP Group Ltd.	2,178,308	$59,235,271
Coles Group Ltd.	717,989	8,354,347
Fortescue Metals Group Ltd.	908,441	11,299,394
Medibank Pvt Ltd.	1,477,384	3,413,239
Rio Tinto Ltd.	199,139	13,789,393
Santos Ltd.	1,771,063	8,355,387
Wesfarmers Ltd.	608,613	18,775,496
Woodside Energy Group Ltd.	1,018,580	22,609,674

(Cost $157,630,036)		145,832,201

Austria — 0.3%
OMV AG (Cost $4,002,621)	79,005	3,510,592

Belgium — 0.3%
Ageas SA/NV (a) (Cost $4,069,763)	86,513	3,443,003

Chile — 0.3%
Antofagasta PLC (Cost $3,749,090)	211,546	3,506,795

Denmark — 0.6%
A.P. Moller — Maersk A/S, Class A	1,663	2,783,094
A.P. Moller — Maersk A/S, Class B	2,695	4,519,831

(Cost $11,201,654)		7,302,925

Finland — 1.5%
Elisa OYJ	76,300	4,262,397
Fortum OYJ	240,668	3,189,243
Kesko OYJ, Class B	146,524	2,762,561
UPM-Kymmene OYJ	286,322	8,568,311

(Cost $20,386,342)		18,782,512

France — 14.6%
Amundi SA, 144A (a)	32,809	1,839,826
AXA SA (a)	984,144	27,714,519
Bouygues SA	110,483	3,528,868
Cie Generale des Etablissements Michelin SCA	363,941	10,305,217
Danone SA	344,425	20,320,384
Sanofi (a)	584,180	59,090,743
TotalEnergies SE	1,057,810	59,859,994

(Cost $177,650,146)		182,659,551

Germany — 7.5%
Allianz SE	216,357	46,127,042
Bayerische Motoren Werke AG	177,618	19,299,430
Deutsche Post AG	539,907	24,203,771
Evonik Industries AG (b)	112,498	2,248,166
Wacker Chemie AG	9,792	1,296,555

(Cost $88,612,839)		93,174,964

Hong Kong — 2.7%
CK Asset Holdings Ltd.	1,059,918	5,713,734
CK Infrastructure Holdings Ltd.	337,877	1,868,882
Hang Lung Properties Ltd.	965,295	1,529,034
Henderson Land Development Co. Ltd.	779,334	2,473,918
HKT Trust & HKT Ltd. (c)	2,032,791	2,596,737

	Number of Shares	Value
Hong Kong (Continued)
Power Assets Holdings Ltd.	743,323	$4,002,308
Sino Land Co. Ltd.	1,959,885	2,548,670
Sun Hung Kai Properties Ltd.	777,364	9,900,449
Swire Properties Ltd.	627,648	1,496,109
Xinyi Glass Holdings Ltd.	885,000	1,309,143

(Cost $35,849,388)		33,438,984

Ireland — 0.4%
Smurfit Kappa Group PLC (Cost $4,993,352)	139,554	4,943,912

Israel — 0.5%
Bank Leumi Le-Israel BM (Cost $7,836,387)	828,173	5,798,397

Italy — 1.8%
Assicurazioni Generali SpA	543,703	10,268,357
Snam SpA	1,081,756	5,639,444
Terna — Rete Elettrica Nazionale	754,778	6,302,168

(Cost $20,329,376)		22,209,969

Japan — 10.0%
AGC, Inc. (a)	109,700	3,996,514
Aisin Corp.	79,000	2,267,401
Asahi Kasei Corp.	672,974	4,568,699
Daiwa House Industry Co. Ltd.	321,671	8,385,111
Iida Group Holdings Co. Ltd.	85,100	1,403,360
Isuzu Motors Ltd.	312,800	3,635,882
Japan Tobacco, Inc. (a)	643,700	14,005,998
Mitsui Chemicals, Inc.	91,500	2,308,539
Mitsui OSK Lines Ltd. (a)	184,500	4,192,732
MS&AD Insurance Group Holdings, Inc.	230,000	7,898,508
Nippon Yusen KK (a)	260,000	5,531,618
Obayashi Corp.	349,200	2,809,296
Sekisui House Ltd.	330,524	6,442,988
SoftBank Corp.	1,540,800	16,382,338
Sompo Holdings, Inc.	167,900	6,837,856
SUMCO Corp.	187,800	2,676,232
Sumitomo Metal Mining Co. Ltd.	132,600	4,014,587
Tokio Marine Holdings, Inc.	966,828	21,756,484
Tosoh Corp.	139,520	1,602,760
Yamaha Motor Co. Ltd.	159,700	3,932,062

(Cost $120,089,576)		124,648,965

Netherlands — 3.5%
Koninklijke Ahold Delhaize NV	523,406	16,550,379
NN Group NV (a)	134,515	4,835,667
OCI NV	56,596	1,254,407
Randstad NV	59,212	2,894,955
Stellantis NV	1,206,708	18,244,743

(Cost $42,573,305)		43,780,151

New Zealand — 0.2%
Spark New Zealand Ltd.
(Cost $3,009,843)	1,003,913	3,104,748

Norway — 1.3%
Aker BP ASA	169,523	3,669,490
Gjensidige Forsikring ASA	107,280	1,795,550

See Notes to Financial Statements.	65

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (Continued)

May 31, 2023

	Number of Shares	Value
Norway (Continued)
Norsk Hydro ASA	721,444	$4,343,057
Orkla ASA	402,907	2,887,579
Yara International ASA (a)	88,823	3,301,683

(Cost $21,130,446)		15,997,359

Portugal — 0.3%
Jeronimo Martins SGPS SA (Cost $3,179,321)	151,911	3,656,885

Singapore — 3.2%
Oversea-Chinese Banking Corp. Ltd.	1,816,507	16,450,929
Singapore Exchange Ltd.	459,850	3,149,727
Singapore Technologies Engineering Ltd.	837,500	2,262,428
United Overseas Bank Ltd.	678,300	13,993,051
Venture Corp. Ltd.	148,800	1,666,085
Wilmar International Ltd.	1,030,500	2,973,949

(Cost $39,080,684)		40,496,169

Spain — 3.8%
Enagas SA (a)	133,515	2,541,488
Endesa SA	170,389	3,674,815
Iberdrola SA	3,122,835	37,953,513
Red Electrica Corp. SA	217,698	3,677,433

(Cost $44,978,064)		47,847,249

Sweden — 2.1%
Boliden AB	146,726	4,454,924
Boliden AB *	146,884	154,933
Skanska AB, Class B	182,508	2,397,979
Tele2 AB, Class B	286,581	2,596,281
Volvo AB, Class A	107,339	2,063,225
Volvo AB, Class B	809,602	14,896,064

(Cost $28,618,721)		26,563,406

Switzerland — 15.9%
Adecco Group AG	85,839	2,550,333
Baloise Holding AG	24,569	3,759,999
Glencore PLC	5,725,806	29,198,831
Helvetia Holding AG	19,911	2,816,269
Holcim AG (b)	297,374	18,262,404
Kuehne + Nagel International AG	29,150	8,262,063
Novartis AG	638,277	60,856,778
Partners Group Holding AG	12,175	10,931,729
Swiss Re AG	161,803	16,145,785
Swisscom AG	13,895	8,767,310
Zurich Insurance Group AG	80,714	37,613,263

(Cost $185,835,048)		199,164,764

United Kingdom — 14.7%
Admiral Group PLC	113,866	3,281,170
Anglo American PLC	681,667	18,785,432
Hargreaves Lansdown PLC	190,836	1,897,382
Imperial Brands PLC	470,953	9,893,707
Kingfisher PLC	1,040,073	2,977,745
National Grid PLC	1,972,728	27,041,707
Next PLC	65,497	5,151,495
Rio Tinto PLC	603,906	35,792,389
Schroders PLC	432,709	2,443,382

	Number of Shares	Value
United Kingdom (Continued)
St James’s Place PLC	294,037	$4,063,391
Tesco PLC	3,925,896	12,689,899
Unilever PLC	1,205,492	60,196,795

(Cost $189,787,365)		184,214,494

TOTAL COMMON STOCKS (Cost $1,214,593,367)		1,214,077,995

PREFERRED STOCKS — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG	31,868	3,266,647
Porsche Automobil Holding SE (b)	82,145	4,545,133

(Cost $7,672,884)		7,811,780

SECURITIES LENDING COLLATERAL — 7.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (d)(e) (Cost $92,172,040)	92,172,040	92,172,040

CASH EQUIVALENTS — 0.2%
DWS Government Money Market Series “Institutional Shares”, 5.04% (d) (Cost $1,988,411)	1,988,411	1,988,411

TOTAL INVESTMENTS — 105.4% (Cost $1,316,426,702)		$1,316,050,226
Other assets and liabilities, net — (5.4%)		(67,513,196)

NET ASSETS — 100.0%		$1,248,537,030

See Notes to Financial Statements.	66

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (Continued)

May 31, 2023

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 is as follows:

Value ($) at 5/31/2022	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
SECURITIES LENDING COLLATERAL — 7.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.03% (d)(e)
5,263,643	86,908,397	(f)	—	—	—	329,488	—	92,172,040	92,172,040

CASH EQUIVALENTS — 0.2%
DWS Government Money Market Series “Institutional Shares”, 5.04% (d)
2,365,904	63,525,635		(63,903,128)	—	—	65,798	—	1,988,411	1,988,411

7,629,547	150,434,032		(63,903,128)	—	—	395,286	—	94,160,451	94,160,451

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2023 amounted to $77,093,638, which is 6.2% of net assets.

(b)	Company declared its annual dividend during the 12-month period ended May, 31 2023, the scheduled payment date was subsequent to May, 31 2023.
(c)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $16,157,243.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2023.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2023, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Depreciation
FTSE 100 Index Futures	GBP	69	$6,550,462	$6,372,850	6/16/2023	$(177,612)
MSCI EAFE Futures	USD	186	19,470,740	19,096,620	6/16/2023	(374,120)

Total unrealized depreciation						$(551,732)

For information on the Fund’s policy and additional disclosures regarding open futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

GBP	Pound Sterling
USD	U.S. Dollar

See Notes to Financial Statements.	67

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (Continued)

May 31, 2023

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,214,077,995	$—	$—	$1,214,077,995
Preferred Stocks	7,811,780	—	—	7,811,780
Short-Term Investments (a)	94,160,451	—	—	94,160,451

TOTAL	$1,316,050,226	$—	$—	$1,316,050,226

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(551,732)	$—	$—	$(551,732)

TOTAL	$(551,732)	$—	$—	$(551,732)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

See Notes to Financial Statements.	68

This Page is Intentionally Left Blank

69

DBX ETF Trust

Statements of Assets and Liabilities

May 31, 2023

	Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	Xtrackers Municipal Infrastructure Revenue Bond ETF
Assets
Investment in non-affiliated securities at value	$2,680,337	$16,942,200	$13,123,756	$110,658,638
Investment in affiliated securities at value	16,771	—	—	—
Investment in DWS Government Money Market Series	18,520	29,514	91,008	—
Cash	—	—	—	479,510
Foreign currency at value	—	43	—	—
Receivables:
Investment securities sold	24,998	76,282	173,676	—
Interest	24,813	260,585	225,282	1,406,855
Securities lending income	11	22	78	—

Total assets	$2,765,450	$17,308,646	$13,613,800	$112,545,003

Liabilities
Payables:
Investment securities purchased	32,540	34,446	164,991	220,239
Investment advisory fees	425	5,150	2,283	14,360

Total liabilities	32,965	39,596	167,274	234,599

Net Assets, at value	$2,732,485	$17,269,050	$13,446,526	$112,310,404

Net Assets Consist of
Paid-in capital	$4,576,477	$23,232,717	$17,005,470	$128,464,710
Distributable earnings (loss)	(1,843,992)	(5,963,667)	(3,558,944)	(16,154,306)

Net Assets, at value	$2,732,485	$17,269,050	$13,446,526	$112,310,404

Number of Common Shares outstanding	150,001	1,050,001	750,001	4,500,001

Net Asset Value	$18.22	$16.45	$17.93	$24.96

Investment in non-affiliated securities at cost	$3,098,194	$20,310,204	$14,417,013	$122,800,563

Investment in affiliated securities at cost	$20,066	$—	$—	$—

Investment in DWS Government Money Market Series at cost	$18,520	$29,514	$91,008	$—

Foreign currency at cost	$—	$43	$—	$—

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	70

DBX ETF Trust

Statements of Assets and Liabilities (Continued)

May 31, 2023

	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Assets
Investment in non-affiliated securities at value	$9,994,206	$1,221,889,775
Investment in affiliated securities at value	50,737	—
Investment in DWS Government Money Market Series	1,070	1,988,411
Investment in DWS Government & Agency Securities Portfolio*	595,473	92,172,040
Foreign currency at value	59,245	11,380,382
Deposit with broker for futures contracts	8,889	1,043,075
Receivables:
Investment securities sold	1,239,978	233,908,538
Dividends	44,435	7,671,128
Interest	47	4,339
Securities lending income	882	154,231
Foreign tax reclaim	53,588	4,116,881

Total assets	$12,048,550	$1,574,328,800

Liabilities
Payable upon return of securities loaned	$595,473	$92,172,040
Payables:
Investment securities purchased	1,252,418	180,360,059
Capital shares	—	52,770,646
Investment advisory fees	1,785	220,146
Variation margin on futures contracts	2,293	268,879
Deferred foreign tax payable	4,359	—

Total liabilities	1,856,328	325,791,770

Net Assets, at value	$10,192,222	$1,248,537,030

Net Assets Consist of
Paid-in capital	$15,775,096	$1,347,542,480
Distributable earnings (loss)	(5,582,874)	(99,005,450)

Net Assets, at value	$10,192,222	$1,248,537,030

Number of Common Shares outstanding	450,001	55,600,001

Net Asset Value	$22.65	$22.46

Investment in non-affiliated securities at cost	$11,031,945	$1,222,266,251

Investment in affiliated securities at cost	$50,208	$—

Value of securities loaned	$519,075	$77,093,638

Investment in DWS Government Money Market Series at cost	$1,070	$1,988,411

Investment in DWS Government & Agency Securities Portfolio at cost*	$595,473	$92,172,040

Non-cash collateral for securities on loan	$75,041	$16,157,243

Foreign currency at cost	$60,588	$11,624,053

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	71

DBX ETF Trust

Statements of Operations

For the Year Ended May 31, 2023

	Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	Xtrackers Municipal Infrastructure Revenue Bond ETF
Investment Income
Unaffiliated interest income	$202,858	$853,679	$1,139,506	$3,734,532
Affiliated interest income	1,119	—	1,844	—
Income distributions from affiliated funds	1,027	5,202	4,170	—
Affiliated securities lending income	985	7,703	6,635	—
Unaffiliated securities lending income, net of borrower rebates	—	—	953	—

Total investment income	205,989	866,584	1,153,108	3,734,532

Expenses
Investment advisory fees	9,234	59,841	34,836	190,265
Other expenses	45	45	45	58

Total expenses	9,279	59,886	34,881	190,323

Less fees waived (see note 3):
Waiver	(40)	(120)	(92)	—

Net expenses	9,239	59,766	34,789	190,323

Net investment income (loss)	196,750	806,818	1,118,319	3,544,209

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(253,503)	(1,294,345)	(588,200)	(2,625,485)
Investments in affiliates	(130)	—	(16,144)	—
In-kind redemptions	(370,468)	(288,108)	(392,440)	(4,128,537)
In-kind redemptions in affiliates	317	—	(847)	—
Foreign currency transactions	—	—	—	—
Payments by Affiliates (see note 7)	—	—	188	—

Net realized gain (loss)	(623,784)	(1,582,453)	(997,443)	(6,754,022)

Net change in unrealized appreciation (depreciation) on:
Investments	323,065	523,279	(120,536)	665,530
Investments in affiliates	(843)	—	5,615	—

Net change in unrealized appreciation (depreciation)	322,222	523,279	(114,921)	665,530

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(301,562)	(1,059,174)	(1,112,364)	(6,088,492)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(104,812)	$(252,356)	$5,955	$(2,544,283)

See Notes to Financial Statements.	72

DBX ETF Trust

Statements of Operations (Continued)

For the Year Ended May 31, 2023

	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Investment Income
Unaffiliated dividend income*	$538,902	$58,914,835
Income distributions from affiliated funds	1,666	65,798
Affiliated securities lending income	4,199	329,488

Total investment income	544,767	59,310,121

Expenses
Investment advisory fees	20,260	2,149,850
Other expenses	58	1,150

Total expenses	20,318	2,151,000

Less fees waived (see note 3):
Waiver	(74)	(1,039)

Net expenses	20,244	2,149,961

Net investment income (loss)	524,523	57,160,160

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(293,350)	(40,786,122)
Investments in affiliates	(8,476)	—
In-kind redemptions	(8,755)	30,904,997
Futures contracts	10,915	268,738
Foreign currency transactions	(29,736)	(230,553)

Net realized gain (loss)	(329,402)	(9,842,940)

Net change in unrealized appreciation (depreciation) on:
Investments**	(532,336)	(17,805,460)
Investments in affiliates	217	—
Futures contracts	686	(777,169)
Foreign currency translations	(4,564)	(302,899)

Net change in unrealized appreciation (depreciation)	(535,997)	(18,885,528)

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(865,399)	(28,728,468)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(340,876)	$28,431,692

* Unaffiliated foreign tax withheld	$59,668	$5,553,552
** Including change in deferred foreign taxes	$1,766	$—

See Notes to Financial Statements.	73

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers Bloomberg US Investment Grade Corporate ESG ETF		Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
	Year Ended May 31,		Year Ended May 31,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$196,750	$175,650	$806,818	$1,159,925
Net realized gain (loss)	(623,784)	73,762	(1,582,453)	(1,696,232)
Net change in net unrealized appreciation (depreciation)	322,222	(1,009,974)	523,279	(4,349,089)

Net increase (decrease) in net assets resulting from operations	(104,812)	(760,562)	(252,356)	(4,885,396)

Distributions to Shareholders	(203,344)	(180,073)	(867,961)	(1,220,031)

Fund Shares Transactions
Proceeds from shares sold	—	1,097,308	1,664,481	—
Value of shares redeemed	(3,672,018)	(1,119,611)	(2,510,949)	(5,144,046)

Net increase (decrease) in net assets resulting from fund share transactions	(3,672,018)	(22,303)	(846,468)	(5,144,046)

Total net increase (decrease) in Net Assets	(3,980,174)	(962,938)	(1,966,785)	(11,249,473)

Net Assets
Beginning of year	6,712,659	7,675,597	19,235,835	30,485,308

End of year	$2,732,485	$6,712,659	$17,269,050	$19,235,835

Changes in Shares Outstanding
Shares outstanding, beginning of year	350,001	350,001	1,100,001	1,400,001
Shares sold	—	50,000	100,000	—
Shares redeemed	(200,000)	(50,000)	(150,000)	(300,000)

Shares outstanding, end of year	150,001	350,001	1,050,001	1,100,001

See Notes to Financial Statements.	74

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF		Xtrackers Municipal Infrastructure Revenue Bond ETF
	Year Ended May 31,		Year Ended May 31,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$1,118,319	$1,163,039	$3,544,209	$3,538,149
Net realized gain (loss)	(997,443)	(158,672)	(6,754,022)	(1,453,152)
Net change in net unrealized appreciation (depreciation)	(114,921)	(2,204,323)	665,530	(19,965,660)

Net increase (decrease) in net assets resulting from operations	5,955	(1,199,956)	(2,544,283)	(17,880,663)

Distributions to Shareholders	(1,154,340)	(1,190,482)	(3,631,610)	(3,438,355)

Fund Shares Transactions
Proceeds from shares sold	—	7,440,810	8,803,399	45,128,404
Value of shares redeemed	(7,412,053)	—	(52,057,833)	—

Net increase (decrease) in net assets resulting from fund share transactions	(7,412,053)	7,440,810	(43,254,434)	45,128,404

Total net increase (decrease) in Net Assets	(8,560,438)	5,050,372	(49,430,327)	23,809,386

Net Assets
Beginning of year	22,006,964	16,956,592	161,740,731	137,931,345

End of year	$13,446,526	$22,006,964	$112,310,404	$161,740,731

Changes in Shares Outstanding
Shares outstanding, beginning of year	1,150,001	800,001	6,250,001	4,700,001
Shares sold	—	350,000	350,000	1,550,000
Shares redeemed	(400,000)	—	(2,100,000)	—

Shares outstanding, end of year	750,001	1,150,001	4,500,001	6,250,001

See Notes to Financial Statements.	75

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF		Xtrackers MSCI EAFE High Dividend Yield Equity ETF
	Year Ended May 31,		Year Ended May 31,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$524,523	$1,166,348	$57,160,160	$41,752,472
Net realized gain (loss)	(329,402)	607,009	(9,842,940)	2,815,309
Net change in net unrealized appreciation (depreciation)	(535,997)	(3,066,821)	(18,885,528)	(58,165,110)

Net increase (decrease) in net assets resulting from operations	(340,876)	(1,293,464)	28,431,692	(13,597,329)

Distributions to Shareholders	(648,129)	(1,163,325)	(44,880,584)	(37,386,297)

Fund Shares Transactions
Proceeds from shares sold	—	7,568,045	529,031,423	442,165,658
Value of shares redeemed	(1,083,943)	(15,475,443)	(219,450,948)	(174,417,168)

Net increase (decrease) in net assets resulting from fund share transactions	(1,083,943)	(7,907,398)	309,580,475	267,748,490

Total net increase (decrease) in Net Assets	(2,072,948)	(10,364,187)	293,131,583	216,764,864

Net Assets
Beginning of year	12,265,170	22,629,357	955,405,447	738,640,583

End of year	$10,192,222	$12,265,170	$1,248,537,030	$955,405,447

Changes in Shares Outstanding
Shares outstanding, beginning of year	500,001	850,001	40,700,001	29,550,001
Shares sold	—	300,000	24,950,000	18,750,000
Shares redeemed	(50,000)	(650,000)	(10,050,000)	(7,600,000)

Shares outstanding, end of year	450,001	500,001	55,600,001	40,700,001

See Notes to Financial Statements.	76

DBX ETF Trust

Financial Highlights

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$19.18	$21.93	$22.02	$23.04	$23.84

Income (loss) from investment operations:
Net investment income (loss)(a)	0.59	0.52	0.53	0.73	0.83
Net realized and unrealized gain (loss)	(0.97)	(2.74)	(0.10)	(0.98)	(0.32)

Total from investment operations	(0.38)	(2.22)	0.43	(0.25)	0.51

Less distributions from:
Net investment income	(0.58)	(0.53)	(0.52)	(0.77)	(0.83)
Net realized gains	—	—	—	—	(0.48)

Total distributions	(0.58)	(0.53)	(0.52)	(0.77)	(1.31)

Net Asset Value, end of year	$18.22	$19.18	$21.93	$22.02	$23.04

Total Return (%)(b)	(1.95)	(10.36)	1.95	(1.16)	2.28

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	3	7	8	10	7
Ratio of expenses before fee waiver (%)	0.15	0.15	0.15	0.24	0.25
Ratio of expenses after fee waiver (%)	0.15	0.15	0.15	0.24	0.25
Ratio of net investment income (loss) (%)	3.20	2.42	2.34	3.18	3.53
Portfolio turnover rate (%)(c)	17	30	29	57	25

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$17.49	$21.78	$20.63	$23.10	$24.36

Income (loss) from investment operations:
Net investment income (loss)(a)	0.78	0.84	0.84	0.89	1.05
Net realized and unrealized gain (loss)	(0.99)	(4.26)	1.12	(2.37)	(0.29)

Total from investment operations	(0.21)	(3.42)	1.96	(1.48)	0.76

Less distributions from:
Net investment income	(0.83)	(0.87)	(0.81)	(0.99)	(1.04)
Net realized gains	—	—	—	—	(0.98)

Total distributions	(0.83)	(0.87)	(0.81)	(0.99)	(2.02)

Net Asset Value, end of year	$16.45	$17.49	$21.78	$20.63	$23.10

Total Return (%)(b)	(1.11)	(16.21)	9.57	(6.79)	3.31

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	17	19	30	14	7
Ratio of expenses before fee waiver (%)	0.35	0.35	0.35	0.44	0.45
Ratio of expenses after fee waiver (%)	0.35	0.35	0.35	0.44	0.45
Ratio of net investment income (loss) (%)	4.72	4.09	3.87	3.85	4.37
Portfolio turnover rate (%)(c)	20	24	35	26	31

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	77

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020		2019
Net Asset Value, beginning of year	$19.14	$21.20	$19.55	$21.72		$22.68

Income (loss) from investment operations:
Net investment income (loss)(a)	1.16	1.03	1.23	1.26		1.32
Net realized and unrealized gain (loss)	(1.18)	(2.01)	1.67	(2.19)		(0.82)

Total from investment operations	(0.02)	(0.98)	2.90	(0.93)		0.50

Less distributions from:
Net investment income	(1.19)	(1.08)	(1.25)	(1.24)		(1.46)

Total distributions	(1.19)	(1.08)	(1.25)	(1.24)		(1.46)

Net Asset Value, end of year	$17.93	$19.14	$21.20	$19.55		$21.72

Total Return (%)(b)	0.03	(4.90)	15.22	(4.58)		2.18

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	13	22	17	19		7
Ratio of expenses before fee waiver (%)	0.20	0.20	0.20	0.33	(c)	0.35 (c)
Ratio of expenses after fee waiver (%)	0.20	0.20	0.20	0.19	(c)	0.14 (c)
Ratio of net investment income (loss) (%)	6.42	5.03	5.94	6.06		5.91
Portfolio turnover rate (%)(d)	29	47	56	113		19

Xtrackers Municipal Infrastructure Revenue Bond ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020		2019
Net Asset Value, beginning of year	$25.88	$29.35	$27.75	$27.70		$26.52

Income (loss) from investment operations:
Net investment income (loss)(a)	0.69	0.63	0.70	0.76		0.75
Net realized and unrealized gain (loss)	(0.91)	(3.48)	1.63	(0.00	)(e)	1.18

Total from investment operations	(0.22)	(2.85)	2.33	0.76		1.93

Less distributions from:
Net investment income	(0.70)	(0.62)	(0.73)	(0.71)		(0.75)

Total distributions	(0.70)	(0.62)	(0.73)	(0.71)		(0.75)

Net Asset Value, end of year	$24.96	$25.88	$29.35	$27.75		$27.70

Total Return (%)	(0.79)	(9.87)	8.50	2.77		7.45 (b)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	112	162	138	97		68
Ratio of expenses (%)	0.15	0.15	0.15	0.15		0.25
Ratio of expenses after fee waiver (%)	0.15	0.15	0.15	0.15		0.22
Ratio of net investment income (loss) (%)	2.79	2.24	2.42	2.72		2.85
Portfolio turnover rate (%)(d)	12	27	10	12		25

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)

The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.

(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(e)	Less than 0.005.

See Notes to Financial Statements.	78

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$24.53	$26.62	$20.87	$23.69	$25.42

Income (loss) from investment operations:
Net investment income (loss)(a)	1.14	1.22	1.16	0.94	1.21
Net realized and unrealized gain (loss)	(1.66)	(2.13)	5.75	(2.78)	(1.92)

Total from investment operations	(0.52)	(0.91)	6.91	(1.84)	(0.71)

Less distributions from:
Net investment income	(1.36)	(1.18)	(1.16)	(0.98)	(1.02)

Total distributions	(1.36)	(1.18)	(1.16)	(0.98)	(1.02)

Net Asset Value, end of year	$22.65	$24.53	$26.62	$20.87	$23.69

Total Return (%)(b)	(1.68)	(3.46)	34.16	(8.19)	(2.82)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	10	12	23	20	24
Ratio of expenses before fee waiver (%)	0.20	0.20	0.20	0.20	0.20
Ratio of expenses after fee waiver (%)	0.20	0.20	0.20	0.20	0.20
Ratio of net investment income (loss) (%)	5.18	4.80	4.92	3.94	4.96
Portfolio turnover rate (%)(c)	29	38	57	40	30

Xtrackers MSCI EAFE High Dividend Yield Equity ETF Selected Per Share Data	Years Ended May 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$23.47	$25.00	$19.89	$22.00	$23.69

Income (loss) from investment operations:
Net investment income (loss)(a)	1.15	1.17	1.21	0.85	1.36
Net realized and unrealized gain (loss)	(1.14)	(1.60)	4.94	(2.00)	(2.25)

Total from investment operations	0.01	(0.43)	6.15	(1.15)	(0.89)

Less distributions from:
Net investment income	(1.02)	(1.10)	(1.04)	(0.96)	(0.80)

Total distributions	(1.02)	(1.10)	(1.04)	(0.96)	(0.80)

Net Asset Value, end of year	$22.46	$23.47	$25.00	$19.89	$22.00

Total Return (%)(b)	0.46	(1.72)	31.74	(5.58)	(3.76)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	1,249	955	739	409	244
Ratio of expenses before fee waiver (%)	0.20	0.20	0.20	0.20	0.20
Ratio of expenses after fee waiver (%)	0.20	0.20	0.20	0.20	0.20
Ratio of net investment income (loss) (%)	5.32	4.92	5.38	3.86	6.06
Portfolio turnover rate (%)(c)	29	30	57	57	20

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	79

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2023, the Trust consists of thirty-nine investment series of exchange-traded funds (“ETFs”)(each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF

Xtrackers Municipal Infrastructure Revenue Bond ETF

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

Xtrackers MSCI EAFE High Dividend Yield Equity ETF

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees (“Board”).

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF and Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF offer shares that are listed and traded on the Cboe Bats BZX Exchange. Inc. (“Cboe”). Xtrackers Municipal Infrastructure Revenue Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF offer shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value, (“NAV”) only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before fees and expenses, of a particular index (the “Underlying Index”). The underlying indices for the Funds are:

Fund	Underlying Index
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	J.P. Morgan ESG EMBI Global Diversified Sovereign Index
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	J.P. Morgan ESG DM Corporate High Yield USD Index
Xtrackers Municipal Infrastructure Revenue Bond ETF	Solactive Municipal Infrastructure Revenue Bond Index
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	MSCI ACWI ex USA High Dividend Yield Index
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	MSCI EAFE High Dividend Yield Index

The Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the Bloomberg US Corporate Index (an investment grade corporate bond universe), resulting in a broad investment grade fixed income market exposure with ESG aspects. Under normal circumstances, the Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index is reconstituted and rebalanced on a monthly basis.

The J.P. Morgan ESG EMBI Global Diversified Sovereign Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan EMBI Global Diversified Sovereign Index, resulting in a broad emerging markets sovereign debt market exposure with ESG aspects.

80

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Notes to Financial Statements (Continued)

The J.P. Morgan ESG DM Corporate High Yield USD Index is designed to apply environmental, social and governance considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan DM High Yield USD Index (a USD denominated high yield corporate bond index of developed market issuers), resulting in a broad high yield fixed income market exposure with ESG aspects. Under normal circumstances, the J.P. Morgan Indices are reconstituted and rebalanced on a monthly basis.

The Solactive Municipal Infrastructure Revenue Bond Index is designed to track the performance of the segment of the U.S. long term tax-exempt bond market, consisting of infrastructure revenue bonds. It is comprised of tax-exempt municipal securities issued by states, cities, counties, districts, their respective agencies and other tax-exempt issuers. The Underlying Index is intended to track bonds that have been issued with the intention of funding federal, state and local infrastructure projects such as water and sewer systems, public power systems, toll roads, bridges, tunnels and many other public use projects. It is designed to only hold bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or a double-barreled revenue stream (pledged revenue stream and a general obligation pledge). Under normal circumstances, the Solactive Municipal Infrastructure Revenue Bond Index is rebalanced monthly on the last business day of each month.

The MSCI ACWI ex USA High Dividend Yield Index is designed to track the performance of equity securities (excluding real estate investment trusts (“REITs”)) in developed and emerging stock markets (excluding the United States) in its parent index, the MSCI ACWI ex US Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The MSCI EAFE High Dividend Yield Index is designed to reflect the performance of equities (excluding REITs) in developed markets in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. Under normal circumstances, the MSCI High Dividend Yield Indices are rebalanced semi-annually in May and November.

Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Funds in connection with these licensing agreements.

Each Fund is a diversified series of the Trust. In addition, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF may change their diversification status over time and then change it back again, without shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index each Fund tracks.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss to be remote.

81

DBX ETF Trust

Notes to Financial Statements (Continued)

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation    The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

The Funds’ Board has designated the Advisor as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, securities are valued at the mean between the bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Corporate and sovereign debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, securities are valued at the mean between the bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Funds’ valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or

82

DBX ETF Trust

Notes to Financial Statements (Continued)

pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

Tax Information and Dividends and Distributions to Shareholders    It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of Xtrackers Bloomberg US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF and Xtrackers Municipal Infrastructure Revenue Bond ETF to pay out dividends from its net investment income monthly and Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations. For the year ended May 31, 2023, the Funds did not incur any interest or penalties.

83

DBX ETF Trust

Notes to Financial Statements (Continued)

As of May 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Undistributed Ordinary Income*	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$9,084	$(1,429,095)	$(423,981)	$(1,843,992)
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	90,359	(2,633,001)	(3,421,025)	(5,963,667)
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	91,688	(2,313,577)	(1,337,055)	(3,558,944)
Xtrackers Municipal Infrastructure Revenue Bond ETF	267,980	(4,280,361)	(12,141,925)	(16,154,306)
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	277,983	(4,611,481)	(1,249,376)	(5,582,874)
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	35,388,890	(100,858,277)	(33,536,063)	(99,005,450)

The tax character of dividends and distributions declared for the years ended May 31, 2023 and May 31, 2022 were as follows:

	Year Ended May 31, 2023
	Ordinary Income*	Tax-Exempt
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$203,344	$—
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	867,961	—
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	1,154,340	—
Xtrackers Municipal Infrastructure Revenue Bond ETF	903	3,630,707
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	648,129	—
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	44,880,584	—

	Year Ended May 31, 2022
	Ordinary Income*	Tax-Exempt
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$180,073	$—
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	1,220,031	—
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	1,190,482	—
Xtrackers Municipal Infrastructure Revenue Bond ETF	574	3,437,781
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	1,163,325	—
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	37,386,297	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At May 31, 2023, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$498,533	$930,562	$1,429,095
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	374,510	2,213,999	2,588,509
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	451,614	1,861,500	2,313,114
Xtrackers Municipal Infrastructure Revenue Bond ETF	2,273,188	2,007,173	4,280,361
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	999,902	3,611,579	4,611,481
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	28,086,660	72,771,617	100,858,277

84

DBX ETF Trust

Notes to Financial Statements (Continued)

For the fiscal year ended May 31, 2023, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind.

	Distributable earnings (loss)	Paid-In Capital
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$370,618	$(370,618)
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	304,305	(304,305)
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	395,254	(395,254)
Xtrackers Municipal Infrastructure Revenue Bond ETF	4,128,537	(4,128,537)
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	55,699	(55,699)
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	(27,318,378)	27,318,378

As of May 31, 2023, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

	Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$3,139,609	$(423,981)	$3,212	$(427,193)
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	20,392,739	(3,421,025)	128,733	(3,549,758)
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	14,551,819	(1,337,055)	128,756	(1,465,811)
Xtrackers Municipal Infrastructure Revenue Bond ETF	122,800,563	(12,141,925)	170,397	(12,312,322)
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	11,860,968	(1,217,814)	485,482	(1,703,296)
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	1,349,139,956	(33,089,730)	42,558,070	(75,647,800)

Foreign Taxes    The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and deferred foreign taxes on unrealized gains are included in net change in unrealized appreciation (depreciation). Receivables and payables related to foreign taxes as of May 31, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Foreign Currency Translations    The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Funds, except the Xtrackers Municipal Infrastructure Revenue Bond ETF, may lend securities to certain financial institutions under the terms of their securities lending agreement. During the term of

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the loans, the Funds continue to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2023, Funds invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.08% annualized effective rate as of May 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Funds are not able to recover securities lent, the Funds may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Funds are also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2023, the Funds listed below had securities on loan. The value of the related collateral exceeded the value of the securities loaned at year end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2023

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Common Stocks	$528,033	$—	$538	$74,503	$603,074
Exchange-Traded Funds	67,440	—	—	—	$67,440

Total Borrowings	$595,473	$—	$538	$74,503	$670,514

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$670,514

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Common Stocks	$92,172,040	$—	$58,074	$16,099,169	$108,329,283

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$108,329,283

Derivatives

Futures Contracts    Each Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. No Fund will use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2023, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF utilized futures in order to simulate investment in the Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time each Fund enters into a futures contract, each Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than

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privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects each Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects each Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2023 is included in a table following the Funds’ Schedule of Investments.

The following tables summarize the value of the Funds’ derivative instruments held as of May 31, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$5,478	Unrealized depreciation on futures contracts*	$—

Xtrackers MSCI EAFE High Dividend Yield Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$551,732

*

Includes cumulative appreciation or cumulative depreciation on futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Funds’ earnings during the year ended May 31, 2023 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Net Realized Gain (Loss) from:

Futures Contracts — Equity Contracts
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	$10,915
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	268,738

Net Change in Unrealized Appreciation (Depreciation) on:
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	$686
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	(777,169)

For the year ended May 31, 2023 the average monthly volume of derivatives was as follows:

Futures Contracts (Contract Value)
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	$130,830
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	9,807,694

Affiliated Cash Management Vehicles    The Funds may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV, and DWS ESG Liquidity Fund maintains a floating NAV. The Funds indirectly bear their proportionate share of the expenses of each affiliated money market fund in which they invest. The Advisor will waive an amount of the unitary advisory fee payable to the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

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3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

For its investment advisory services to the Funds below, the Advisor is entitled to receive a unitary advisory fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Unitary Advisory Fee
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	0.15%
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	0.35%
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	0.20%
Xtrackers Municipal Infrastructure Revenue Bond ETF	0.15%
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	0.20%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	0.20%

The Advisor for Xtrackers MSCI All World ex US High Dividend Yield Equity ETF has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated funds. For the year ended May 31, 2023, the Advisor waived $65 of the expenses of the Fund.

The Advisor for the Funds below has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Funds’ investments in affiliated cash management vehicles. For the year ended May 31, 2023, the Advisor waived expenses of the Funds as follows:

Expenses Waived
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$40
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	120
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	92
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	9
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	1,039

Out of the unitary advisory fee, the Advisor pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. Each Fund is responsible for the payment of interest expense, acquired fund fees and expenses, taxes, brokerage expenses distribution fees or expenses (if any), litigation expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and the Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Funds’ Independent Trustees).

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4. Investment Portfolio Transactions

For the year ended May 31, 2023, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$1,029,361	$1,937,270
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	3,382,399	4,038,055
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	4,904,778	6,981,451
Xtrackers Municipal Infrastructure Revenue Bond ETF	15,358,715	28,034,974
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	2,922,556	3,219,831
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	383,130,860	309,006,249

For the year ended May 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$—	$2,695,660
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	1,645,889	1,695,968
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	—	5,300,462
Xtrackers Municipal Infrastructure Revenue Bond ETF	3,892,137	31,122,303
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	—	922,967
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	445,162,438	218,817,202

5. Fund Share Transactions

As of May 31, 2023, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the respective Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

6. Payments by Affiliates

During the year ended May 31, 2023, the Advisor agreed to reimburse Xtrackers J.P Morgan ESG USD High Yield Corporate Bond ETF $188 for a loss due to a FX trade executed incorrectly. The amount compensated was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

7. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets. There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of certain

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material information may not be made, and less information may be available to the Funds and other investors than would be the case if the Funds’ investments were restricted to securities of issuers in developed countries. Investments in emerging markets are often considered speculative.

8. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. A fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in NAV of a fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for a fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

9. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Xtrackers Bloomberg US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and certain other funds managed by the Advisor to borrow up to $105 million. Each Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain each Funds’ status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the Secured Overnight Financing Rate plus .10%. Each Fund may borrow up to the lesser of 33 percent of its net assets as permitted by the Act or 25 percent of adjusted total net assets. The Funds had no outstanding loans at May 31, 2023.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of Xtrackers Bloomberg US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers Municipal Infrastructure Revenue Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF and the Board of Trustees of DBX ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Xtrackers Bloomberg US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers Municipal Infrastructure Revenue Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF (collectively referred to as the “Funds”), (six of the funds constituting DBX ETF Trust (the “Trust”)), including the schedules of investments, as of May 31, 2023, and the related statements of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting DBX ETF Trust) at May 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodians, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 25, 2023

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Other Information (Unaudited)

Regulatory Update — Tailored Shareholder Report

Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Funds’ current shareholder reports, including the Funds’ investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Funds’ current shareholder reports.

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Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (the “Advisor”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). The Advisor has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of the Advisor that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2023, as required by the Program and the Liquidity Rule, the Advisor provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, your Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the Advisor stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. The Advisor also reported that there were no material changes made to the Program during the Reporting Period.

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Board Considerations in Approval of Investment Advisory

Contracts (Unaudited)

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Equity ETF, and Xtrackers Municipal Infrastructure Revenue Bond ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 15-16, 2023 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers Bloomberg US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Equity ETF, and Xtrackers Municipal Infrastructure Revenue Bond ETF (each a “Fund,” and collectively, the “Funds”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Advisor”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for each Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) each Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees met with representatives of the Advisor on February 13, 2023 to review financial reports and other information provided by the Advisor and inquire further with regard to the financial information provided, and asked questions of the Advisor during this meeting. The Independent Trustees also took into consideration the discussions they had with management before and during the Meeting and among themselves during their Executive Sessions held on February 15 and February 16, 2023.

The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of each Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Funds.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Advisor from its relationship with the Funds; (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Advisor.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Vedder Price P.C. (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Advisor under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Advisor continuously during the prior year, in addition to the information the Advisor had provided in response to the Board’s requests prior to

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Contracts (Unaudited) (Continued)

the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Advisor, including portfolio management.

The Board considered that the Advisor provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Advisor pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Advisor or one of its DWS Group affiliates, except as may otherwise be determined by the Board. In addition, the Board considered that the Advisor arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operations. The Board also considered that in addition to managing the Funds’ portfolios directly, the Advisor provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Funds.

The Board considered the information regarding each Fund’s tracking error compared to its underlying index that had been provided by the Advisor and by Broadridge. The Board took note of the detailed information provided by the Advisor throughout the year with respect to each Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for each Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Advisor under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Advisor, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Advisor, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Advisor in supervising third party service providers to the Funds, such as the administrator and the custodian, noting the Advisor’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Advisor, which supports the Funds’ compliance program.

Advisor’s Financial Resources.    In connection with the assessment of the ability of the Advisor to perform its duties under the Investment Advisory Agreement, the Board considered the Advisor’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Funds. The Board also noted that the advisory fees and total expenses (after waivers/reimbursements) for many of the Funds were below or equal to the average and/or median of the ETFs in each Fund’s respective Peer Group compiled by Broadridge, but the following Fund had advisory fees and/or total expenses (after waivers/reimbursements) that were above the average and/or median of its respective Peer Group:

—	Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF

The Board considered, however, the following additional factors in connection with this Fund:

—	The peer group for Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF did not include any other sovereign debt ETFs.

95

DBX ETF Trust

Board Considerations in Approval of Investment Advisory

Contracts (Unaudited) (Continued)

The Board accordingly noted that each Fund’s fee is competitive with the fees of applicable peer ETFs.

The Board considered that the fee for each of the Funds is a unitary fee pursuant to which the Advisor pays all of the Funds’ costs (subject to certain specified exceptions). The Board considered that each Fund’s fee had been priced to scale when it was established. The Board also considered that each Fund’s portfolio is managed on a day-to-day basis by the Advisor and that the Advisor also provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee for each Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Advisor in developing and rendering services provided to the Funds and the information provided by the Advisor to the Board regarding the Funds’ profitability. The Board considered that the Advisor had provided extensive information about the Advisor’s profitability and the Advisor’s methodology in determining profitability. While the Advisor had provided information about the Advisor’s expenses relating to marketing the Funds, the Board considered the Advisor’s profitability without accounting for such expenses. The Board determined that, although only some of the Funds were profitable as of this time, the Advisor’s profitability with respect to each profitable Fund was not excessive. The Board considered whether the Advisor would benefit in other ways from its relationships with the Funds and concluded that there were no material fall-out benefits likely to accrue to the Advisor related to the operation of the Funds.

Economies of Scale.    The Board considered that certain Funds had attracted a substantial amount of assets, but determined that those Funds were not experiencing economies of scale beyond what was reflected in each Fund’s unitary fee, which the Board noted was very competitive. The Board considered that the other Funds were not experiencing economies of scale at this time and determined to revisit this matter after the Funds had attracted more assets. The Board also acknowledged that the concept of economies of scale is a complex subject as to determining with a fair degree of certainty whether economies of scale exist, to what extent they exist, whether scale can result in additional expenses, and alternative ways advisers can share benefits of economies of scale.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

96

DBX ETF Trust

Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this shareholder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board.    Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairperson since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	42	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairperson of the Audit Committee since 2015	Chief Financial Officer, EyePoint Pharmaceuticals, Inc. (2019-present); Chief Financial Officer, Enzyvant (2018-2019); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	42	—
J. David Officer (1948) Board Member since 2011, Chairperson of the Nominating Committee since 2015	Independent Director (2010- present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	42	(Chairman of) Ilex Management Ltd; Old Westbury Funds

97

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present

Chief Administrative Officer Investment Division Americas, of DWS Investment Management Americas, Inc. and Manager (since 2023) and Chief Operating Officer of the Advisor (2016-present). Formerly: Programmes (Head 2021-2023), of DWS Investment Management Americas, Inc.; Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014-2020); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).

Diane Kenneally(4) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-2022); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc.(2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011-present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present	Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020- present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); Secretary, Deutsche AM Service Company (2010-2017); and Chief Legal Officer, DBXStrategic Advisors LLC (2020-2021)

98

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present	Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007-present).
Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014- present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Christian Rijs(4) (1980) Anti-Money Laundering Compliance Officer, since October 21, 2021	Senior Team Lead Anti-Financial Crime and Compliance, DWS Investment Management Americas, Inc.; AML Officer, DWS Trust Company (since November 2, 2021); AML Officer, DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO.

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)	Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

99

DBX ETF Trust

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at 855-329-3837.

Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about each Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount/Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca or Cboe, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended May 31, 2023.

Qualified Dividend Income*
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	78%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	90%

* The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Each Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	$600,085	$46,931
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	64,460,507	4,333,802

100

DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including possible loss of principal. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Foreign investing involves greater and different risks than investing in U.S. companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax. Incorporation of ESG criteria in a fund’s investment strategy does not guarantee a return or protect against a loss, limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. Stocks may decline in value. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Performance of the Funds may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in these Funds should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Funds. Please read the prospectus for more information.

Environmental, social and governance (ESG) criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments: Environmental (how a company performs as a steward of nature); Social (how a company manages relationships with employee, suppliers, customers and communities); Governance (company’s leadership, executive pay, shareholder rights, etc).

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Funds and their investments.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. or CBOE BZX Exchange, Inc., as applicable. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

ESHY and ESEB are not sponsored, endorsed, or promoted by JP Morgan Chase & Co. (“JP Morgan”) and JP Morgan bears no liability with respect to any index on which such fund is based. The accuracy, completeness or relevance of the information which has been obtained from external sources cannot be guaranteed, although it has been obtained from sources reasonably believed to be reliable. Subject to any applicable law, JP Morgan shall not assume any liability in this respect. The index described herein is a proprietary J.P. Morgan index. The prospectus contains a detailed description of the limited relationship that JP Morgan has with DBX Advisors, LLC. Index provider website: www.jpmorgan.com/country/US/en/jpmorgan/investbk/solutioins/research/indices/composition.

“Bloomberg®” and Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by DBX Advisors LLC (the “Adviser”). Bloomberg is not affiliated with the Adviser, and Bloomberg does not approve, endorse, review, or recommend the Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (the “Fund”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Fund.

RVNU (the “Fund”) is not sponsored, endorsed, sold or promoted by Solactive. Neither Solactive nor any other party makes any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. Neither Solactive nor any other party makes any express or implied warranties, and Solactive hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. The prospectus contains a more detailed description of the limited relationship Solactive has with DBX Advisors LLC and any related funds.

The Funds or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to any such Funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.

Copyright © 2023 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Investment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203

Independent registered public accounting firm Ernst & Young LLP One Manhattan West New York, NY, 10001	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-35362-10 (7/23) DBX005559 (7/24)

(b)	Not applicable

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

Stephen R. Byers, George O. Elston, and J. David Officer are the designated financial experts on the Audit Committee of DBX ETF Trust. With respect to DBX ETF Trust, Stephen Byers, George O. Elston, and J. David Officer are not “interested persons” as such terms are defined by Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $437,583 for 2023 and $424,838 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $123,771 for 2023 and $181,106 for 2022.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

In accordance with Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the audit and permissible non-audit services of the Registrant.

(e)(2)	All of the services described in paragraphs (b) through (d) above were approved by the Audit Committee in accordance with paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2022.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Funds’ Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the Xtrackers ETFs, or persons in financial reporting oversight roles at DWS that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Funds and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Funds.

•

EY advised the Funds’ Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the Xtrackers ETFs “investment company complex” (as defined in Regulation S-X). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Funds ETFs or in the position to influence the audit engagement team for the Funds.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Stephen R. Byers, George O. Elston, and J. David Officer.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DBX ETF Trust

By (Signature and Title)	/s/ Freddi Klassen
Freddi Klassen
President and Chief Executive Officer

Date August 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Freddi Klassen
Freddi Klassen
President and Chief Executive Officer

Date August 4, 2023

By (Signature and Title)	/s/ Diane Kenneally
Diane Kenneally
Treasurer and Chief Financial Officer

Date August 4, 2023